As filed with the Securities and Exchange Commission on April 28, 2017

Registration No. 333-70728

811-04113

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 45

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 291

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

(formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(formerly, The Manufacturers Life Insurance Company (U.S.A.))

(Name of Depositor)

(617) 663-3000

(Depositor’s Telephone Number Including Area Code)

Copy to:

38500 Woodward Avenue Bloomfield Hills, Michigan 48304 (Address of Depositor’s Principal Executive Offices)	Thomas J. Loftus, Esquire John Hancock Life Insurance Company (U.S.A.) 601 Congress Street Boston, MA 02210-2805 (Name and Address of Agent for Service)

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2017, pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	On pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Venture® Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

May 1, 2017

This Prospectus describes interests in VENTURE® flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture® Variable Annuity Contract for the name of your issuing Company. Effective October 7, 2011, the Contracts are no longer offered for sale.

Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments (to the extent permitted under your Contract) to Variable Investment Options. If you do, we will measure your Contract Value (other than amounts allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.

JOHN HANCOCK VARIABLE INSURANCE TRUST	JOHN HANCOCK VARIABLE INSURANCE TRUST	JOHN HANCOCK VARIABLE INSURANCE TRUST
500 Index Trust B1,2	International Equity Index Trust B,2	Small Cap Growth Trust[2]
Active Bond Trust[3]	International Growth Stock Trust[2]	Small Cap Index Trust[2]
American Asset Allocation Trust[3]	International Small Company Trust[2]	Small Cap Opportunities Trust[2]
American Global Growth Trust[3]	International Value Trust[4]	Small Cap Value Trust[2]
American Growth Trust[3]	Investment Quality Bond Trust	Small Company Value Trust[2]
American Growth-Income Trust[3]	Lifestyle Aggressive MVP[2]	Strategic Income Opportunities Trust[2]
American International Trust[3]	Lifestyle Aggressive PS Series[2]	Total Bond Market Trust B
American New World Trust[3]	Lifestyle Balanced MVP	Total Stock Market Index Trust[2],7
Blue Chip Growth Trust[3]	Lifestyle Balanced PS Series	Ultra Short Term Bond Trust
Bond Trust[3]	Lifestyle Conservative MVP	Utilities Trust[2]
Capital Appreciation Trust[3]	Lifestyle Conservative PS Series	Value Trust[2]
Capital Appreciation Value Trust[3]	Lifestyle Growth MVP
Core Bond Trust[3]	Lifestyle Growth PS Series[5]	BLACKROCK VARIABLE SERIES
Core Strategy Trust	Lifestyle Moderate MVP	FUNDS, INC.
Equity Income Trust	Lifestyle Moderate PS Series	BlackRock Basic Value V. I. Fund6,[8]
Financial Industries Trust[3]	Mid Cap Index Trust[2]	BlackRock Global Allocation V. I. Fund6,[8]
Fundamental All Cap Core Trust[3]	Mid Cap Stock Trust[2]	BlackRock Value Opportunities V. I. Fund6,[8]
Fundamental Large Cap Value Trust[3]	Mid Value Trust[2]
Global Bond Trust[3]	Money Market Trust[6]	PIMCO VARIABLE INSURANCE TRUST
Global Trust[3]	Real Estate Securities Trust[2]	PIMCO VIT All Asset Portfolio2,[6]
Health Sciences Trust[2]	Science & Technology Trust[2]
High Yield Trust[2]	Short Term Government Income Trust[2]

[1]	Successor to U.S. Equity Trust.
[2]	Not available with Contracts issued on or after November 23, 2009.
[3]	Not available with Contracts issued on or after November 23, 2009, or with Ven 1 Contracts (sold from June 1985 until June 1987).
[4]	Successor to International Core Trust.
[5]	Successor to Franklin Templeton Founding Allocation Trust.
[6]	Subject to restrictions (see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”).
[7]	Successor to All Cap Core Trust.
[8]	Not available with John Hancock USA Contracts issued on or after January 28, 2002 or with any John Hancock New York Contract.

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

0517:70385	Venture® Variable Annuity

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
Annuities Service Center		Annuities Service Center
Mailing Address	Overnight Mail Address	Mailing Address	Overnight Mail Address
P.O. Box 55444	30 Dan Road – Suite 55444	P.O. Box 55445	30 Dan Road – Suite 55444
Boston, MA 02205-5444	Canton, MA 02021-2809	Boston, MA 02205-5445	Canton, MA 02021-2809
www.jhannuities.com	(800) 344-1029	www.jhannuitiesnewyork.com	(800) 551-2078

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I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 Act: The Investment Company Act of 1940, as amended.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Adjusted Benefit Base: The Riders’ Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

Age 65 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) turns age 65.

Age 95 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person or the older Owner, depending on the Rider, turns age 95.

Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix B: “Optional Enhanced Death Benefits.”

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Annuities Service Center: The mailing address and overnight mail address of our service office are listed on page ii of this Prospectus.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts), and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Asset Allocation Services: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a “Guaranteed Withdrawal Balance” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Benefit Rate: A rate we use to determine a guaranteed withdrawal amount under the guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

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Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.

Contract: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.

Contract Anniversary: The day in each calendar year after the Contract Date, that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract was issued, or any anniversary of that date.

Covered Person(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a potential way to increase the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a “Bonus” or “Target Amount” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit Period: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a “Bonus Period,” “Lifetime Income Bonus Period,” or the period ending on a “Target Date” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit Rate: The rate that we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Debt: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

Excess Withdrawal: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Financial Account Plan. A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

Fixed Investment Option: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

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Investment Account: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

Investment Options: The investment choices available to Contract Owners.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Lifetime Income Date: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Loan Account: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons (co-Owners) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Pay-out Period: The period when we make annuity payments to the Annuitant following the Annuity Commencement Date.

Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contracts.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Reset: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take an Excess Withdrawal (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Rider: An optional benefit that you may have elected for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Settlement Phase: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

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Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

Step-Up: A term used with some of our optional benefit Riders to describe a potential way to increase the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and (where applicable) Appendix D: “Optional Guaranteed Minimum Income Benefits” for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider.

Step-Up Date: The date on which we determine whether a Step-Up could occur.

Subaccount: A separate division of the applicable Separate Account.

Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.

Unpaid Loan: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

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II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which the Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. “Deferred” means payments by a Company begin on a future date under a Contract. “Variable” means amounts in a Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. A Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.

This Prospectus primarily describes features of our previously issued versions of the Venture® Contract. We describe several versions of the Venture® Contract, which we may refer to as Venture® 2006 (available May 1, 2006 – October 7, 2011, subject to state availability), Ven 20, or Ven 22 (available May 1, 1998 – November 20, 2006, subject to state availability) and Ven 24 (available May 1999 – May 2006 in New York only). This Prospectus also describes certain older versions of the Contract, including Ven 8 (sold from September 1992 until February 1995) and Ven 9 (sold only in New York from November 1992 – May 1999), Ven 7 (sold from August 1989 until April 1999), Ven 3 (sold from November 1986 until October 1993), and Ven 1 (sold from June 1985 until June 1987). The principal differences between the recent versions of the Contract and the prior Contracts relate to the Investment Options available under the Contracts, charges we impose, death benefit provisions and, in the case of Ven 7 and Ven 8 Contracts, a minimum interest rate to be credited for any guarantee period under the fixed portion of the Contract.

Who issued my Contract?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

What are some benefits of the Contract?

The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. The amount of the death benefit will vary based on your age at death and how long the Contract has been issued to you. The death benefit amount will be less any amounts deducted in connection with any withdrawals.

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.”

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. If you purchased a Contract for any Qualified Plan, the Contract does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by the plan.

The Contract provides optional death benefits and optional guaranteed minimum withdrawal benefits, each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under Appendix B: “Optional Enhanced Death Benefits” and Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

How does the Contract work?

Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, the Company makes one or more

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annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

Can I invest more money (i.e., make Additional Purchase Payments) in the Contract?

That depends. We accept Additional Purchase Payments for the Contract only in a limited number of circumstances, and you may be unable to make an Additional Purchase Payment.

Contracts with Guaranteed Minimum Withdrawal Benefit Riders. We impose restrictions on Additional Purchase Payments for Contracts issued with one of our guaranteed minimum withdrawal benefit Riders (see “V. Description of the Contract – Purchase Payments”).

Contracts without Guaranteed Minimum Withdrawal Benefit Riders. The minimum Additional Purchase Payment we accept is $30 without our prior approval. You must obtain our prior approval if an Additional Purchase Payment to any Contract would cause the Contract Value to exceed $1 million, or if your Contract Value already exceeds $1 million. All Additional Purchase Payments must be in U.S. dollars and paid to our Annuities Service Center.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year you become age 70 1⁄2 and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code.

Annuity Pay-out Period. No Additional Purchase Payments may be made for any Contract during the Pay-out Period (see “V. Description of the Contract – Pay-out Period Provisions”).

What charges do I pay under the Contract?

Your Contract has an annual Contract fee of $30. Your Contract’s asset-based charges compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to Contract Value you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under a guaranteed minimum withdrawal benefit Rider), or if you surrender your Contract in its entirety for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge depends on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables. The Fee Tables also describe charges and expenses of underlying Portfolios.

What are my investment choices?

Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options for Additional Purchase Payments.

Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

●	You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.
●	Although the Portfolios may invest directly in securities or indirectly, through other underlying funds, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not

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permitted. If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from the Money Market cannot be replaced (please refer to “V. Description of the Contract – Purchase Payments”).

Restrictions on the BlackRock and PIMCO Investment Options. You are not permitted to make new investments in the BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, BlackRock Value Opportunity Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option. Transfers of amounts from other Investment Options into these Investment Options also are not permitted. If you currently have Contract Value in the BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, BlackRock Value Opportunity Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option, you may continue to keep that Contract Value in those Investment Options, but any transfer or withdrawal from them cannot be replaced (please refer to “V. Description of the Contract – Purchase Payments”).

Fixed Investment Options. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available for Additional Purchase Payments under the Contract. Also, some Contracts may still be able to transfer existing money from their Variable Investment Options into a Fixed Investment Option. See “V. Description of the Contract – Fixed Investment Options” for additional information. Where available, Fixed Investment Options earn interest at rates we set. Interest rates depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see “V. Description of the Contract – Special Transfer Services – Dollar Cost Averaging” for details.

How can I change my investment choices?

Allocation of Purchase Payments. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for Additional Purchase Payments (to the extent permitted under the Contract and not subject to restrictions) at any time.

Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in “V. Description of the Contract –Transfers Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “Transfers During the Pay-out Period.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During the Pay-out Period”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (See “VI. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with a guaranteed minimum withdrawal benefit Rider may affect the benefits under the Rider (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). A withdrawal may also be subject to income tax and a 10% penalty tax.

What types of optional benefit Riders may have been available to me under the Contract?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been

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available when you purchased the Contract. If you elected any of these Riders, you pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this Prospectus:

Appendix B: Optional Enhanced Death Benefits

●	Guaranteed Earnings Multiplier Death Benefit;
●	Triple Protection Death Benefit;
●	Enhanced Death Benefit (Ven 7 and Ven 8 only); and
●	Annual Step-Up Death Benefit (Venture® 2006 only).

Appendix C: Optional Guaranteed Minimum Withdrawal Benefits

●	Income Plus For Life® 1.11;
●	Income Plus For Life – Joint Life® 1.11;
●	Income Plus For Life® 5.09;
●	Income Plus For Life – Joint Life® 5.09;
●	Income Plus For Life® 12.08;
●	Income Plus For Life – Joint Life® 12.08;
●	Income Plus For Life® (Quarterly Step-Up Review);
●	Income Plus For Life – Joint Life® (Quarterly Step-Up Review);
●	Income Plus For Life® (Annual Step-Up Review);
●	Income Plus For Life – Joint Life® (Annual Step-Up Review);
●	Principal Plus;
●	Principal Plus for Life;
●	Principal Plus for Life Plus Automatic Annual Step-Up;
●	Principal Plus for Life Plus Spousal Protection; and
●	Principal Returns.

We use the term “Income Plus For Life® Series Riders” in the Prospectus to refer to all ten Income Plus For Life® Riders, i.e., Income Plus For Life® (Annual Step-Up Review); Income Plus For Life – Joint Life® (Annual Step-Up Review); Income Plus For Life® (Quarterly Step-Up Review); Income Plus For Life – Joint Life® (Quarterly Step-Up Review); Income Plus For Life® 12.08; Income Plus For Life – Joint Life® 12.08; Income Plus For Life® 5.09; Income Plus For Life – Joint Life® 5.09; Income Plus For Life® 1.11; and Income Plus For Life – Joint Life® 1.11.

If you elected to purchase any of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). We also reserve the right to impose additional restrictions on Investment Options at any time.

Appendix D: Optional Guaranteed Minimum Income Benefits

●	Guaranteed Retirement Income Programs – offered by John Hancock USA;
●	Guaranteed Retirement Income Programs – offered by John Hancock New York.

Payment Enhancement Rider. If you purchased your Contract in New York, John Hancock New York offered a Payment Enhancement optional benefit Rider. Under this Rider, John Hancock New York credits a Payment Enhancement equal to 4% (5% for Contracts issued between July 12 and October 30, 2004, or between October 16, 2006 and November 9, 2007) of the Purchase Payment and allocates it among Investment Options in the same proportions as your Purchase Payments. Contracts with this feature are subject to a higher withdrawal charge that applies for a longer period of time. The Payment Enhancement Rider was not available for Contracts issued before January 2001 or on or after November 12, 2007. When available, it could only be elected at Contract issue, and it cannot be revoked once elected.

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What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

●	withdrawals (including surrenders and systematic withdrawals);
●	payment of any death benefit proceeds;
●	periodic payments under one of our annuity payment options;
●	certain ownership changes; and
●	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

●	the type of the distribution;
●	when the distribution is made;
●	the nature of any Qualified Plan for which the Contract is being used; and
●	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1⁄2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.

A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plan purchases other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits. Purchasers of Contracts for use with any retirement plan should consult with a qualified tax professional. We provide additional information on taxes in “VII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.

Do I receive Transaction Confirmations?

We send you a confirmation statement for certain transactions in your Investment Accounts. Please review these transaction confirmations carefully to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. If you have not already done so, please register for electronic delivery of your transaction confirmations by contacting the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on page ii of this Prospectus for more information on electronic transactions.

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III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture® Contract. The tables also describe the fees and expenses for older versions of the Venture® Contracts, as well as information about optional benefit Riders that were available for certain time periods. The items listed under “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” are more completely described under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolios’ prospectuses. Unless otherwise shown, the tables entitled “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

The following table describes the fees and expenses that you pay at the time you withdraw Contract Values or surrender the Contract (or potentially when you transfer Contract Value between Investment Options). State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

John Hancock USA

Withdrawal Charge	Ven 20, 22, 2006	Ven 7, Ven 8	Ven 1, Ven 3
(as percentage of Purchase Payments)[2]
First Year	6%	6%	5%
Second Year	6%	6%	5%
Third Year	5%	5%	5%
Fourth Year	5%	4%	5%
Fifth Year	4%	3%	5%
Sixth Year	3%	2%	0%
Seventh Year	2%	0%	0%
Thereafter	0%	0%	0%
Transfer Fee[3]
Maximum Fee	$25	$25	$25
Current Fee	$ 0	$ 0	$ 0

John Hancock New York

Withdrawal Charge	Ven 24, 2006	Ven 24, 2006	Ven 9
(as percentage of Purchase Payments)[2]	(With Payment	(Without Payment
	Enhancement)	Enhancement)
First Year	8%	6%	6%
Second Year	8%	6%	6%
Third Year	7%	5%	5%
Fourth Year	7%	5%	4%
Fifth Year	5%	4%	3%
Sixth Year	4%	3%	2%
Seventh Year	3%	2%	0%
Eighth Year	1%	0%	0%
Thereafter	0%	0%	0%

Transfer Fee[3]
Maximum Fee	$25	$25	$25
Current Fee	$ 0	$ 0	$ 0

[1]	State premium taxes, which currently range from 0.04% to 4.00% of each Purchase Payment (see “VI. Charges and Deductions – Premium Taxes”), may also apply to your Contract.
[2]	The charge is taken upon withdrawal or surrender on a first-in, first-out basis within the specified period of years measured from the date of each Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.
[3]	This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

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The following table describes fees and expenses that you pay periodically during the time that you own the Contract. These tables do not include annual Portfolio operating expenses.

Periodic Fees and Expenses Other than Portfolio Expenses

John Hancock USA
	Venture® 2006		Ven 20, 22	Ven 3, Ven 7	Ven 1
				and Ven 8
Annual Contract Fee[1]	$30		$30	$30	$30

Annual Separate Account Expenses[2]	Contract Years	Contract Years
(as a percentage of Contract Value in the Variable Investment Options)	1-7	8+

Mortality and Expense Risks Fee[3]	1.00%	0.85%	1.25%	1.25%	1.30%
Administration Fee – asset based	0.15%	0.15%	0.15%	0.15%	0.00%

Total Annual Separate Account Expenses[2]	1.15%	1.00%	1.40%	1.40%	1.30%
(With No Optional Benefits Reflected)
Optional Benefits	Contract Years	Contract Years
	1-7	8+
Fees deducted from Separate Account:

Optional Guaranteed Earnings Multiplier Fee	not offered	not offered	0.20%	not offered	not offered

Optional Annual Step-Up Death Benefit Fee	0.20%	0.20%	not offered	not offered	not offered

Total Annual Separate Account Expenses[4]	1.35%	1.20%	1.60%	1.40%	1.30%
(With Optional Benefits reflected, as applicable)

Fees Deducted from Contract Value:

Optional Guaranteed Minimum Withdrawal Benefit Rider Fee (maximum)[5]	1.20%	1.20%	1.20%	not offered	not offered
Optional Guaranteed Retirement Income Programs	not offered	not offered	0.50%	not offered	not offered
(as a percentage of Income Base)[6]
Optional Triple Protection Death Benefit	not offered	not offered	0.50%	not offered	not offered
(as a percentage of Triple Protection Death Benefit)[7]

[1]	The $30 annual Contract Fee will not be assessed prior to the Maturity Date under a Venture® Contract if at the time of its assessment the Contract Value is greater than or equal to $99,000. This provision does not apply to Ven 1, Ven 3, Ven 7 or Ven 8 Contracts.
[2]	We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.
[3]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
[4]	Amount shown includes the Mortality and Expense Risks Fee, Administration Fee as well as the Optional Guaranteed Earnings Multiplier Fee and the optional Annual Step-Up Death Benefit Fee, as applicable.
[5]	See the chart below for the current and maximum fees for each guaranteed minimum withdrawal benefit Rider. This fee is deducted from the Contract Value. This is an annual charge applied as a percentage of the Adjusted Benefit Base (for the Income Plus For Life® Series Riders), and as a percentage of the Adjusted Guaranteed Withdrawal Balance (for the Principal Plus Rider, the Principal Plus for Life Series Riders, and the Principal Returns Rider).
[6]	Guaranteed Retirement Income Programs could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix D: “Optional Guaranteed Minimum Income Benefits” for availability.
[7]	Subject to state availability, the Triple Protection Death Benefit was offered from December 2003 through December 2004. This optional benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Program, Guaranteed Retirement Income Program II, or Guaranteed Retirement Income Program III.

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John Hancock New York
	Venture® 2006		Ven 24	Ven 9
Annual Contract Fee[1]	$30		$30	$30
Annual Separate Account Expenses[2]	Contract Years	Contract Years
(as a percentage of Contract Value in the Variable Investment Options)	1-7	8+

Mortality and Expense Risks Fee[3] Administration Fee – asset based	1.00% 0.15%	0.85% 0.15%	1.25% 0.15%	1.25% 0.15%

Total Annual Separate Account Expenses[2]	1.15%	1.00%	1.40%	1.40%

Optional Benefits	Contract Years	Contract Years
	1-7	8+
Fees deducted from Separate Account:

Optional Annual Step-Up Death Benefit Fee	0.20%	0.20%	not offered	not offered

Optional Payment Enhancement Fee	0.35%	0.35%	0.35%	not offered

Total Annual Separate Account Expenses[4]	1.70%	1.55%	1.75%	1.40%

Other Account Fees Deducted from Contract Value:

Optional Guaranteed Minimum Withdrawal Benefit Rider Fee (maximum)[5]	1.20%	1.20%	0.75%	not offered
Optional Guaranteed Retirement Income Programs (as a percentage of Income Base)[6]	not offered	not offered	0.45%	not offered

[1]	The $30 annual Contract Fee will not be assessed prior to the Maturity Date under a Venture® Contract if at the time of its assessment the Contract Value is greater than or equal to $99,000. This exclusion does not apply to Ven 9 Contracts.
[2]	We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options unless otherwise noted. Please note that when the optional Payment Enhancement is chosen, the guaranteed rate applicable to any Fixed Investment Option is also reduced by 0.35%.
[3]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
[4]	Amount shown includes the Mortality and Expense Risks Fee, Administration Fee as well as the Optional Guaranteed Earnings Multiplier Fee and the optional Annual Step-Up Death Benefit Fee, as applicable.
[5]	See the chart below for the current and maximum fees for each guaranteed minimum withdrawal benefit Rider. This fee is deducted from the Contract Value. This is an annual charge applied as a percentage of the Adjusted Benefit Base (for the Income Plus For Life® Series Riders) and as a percentage of the Adjusted Guaranteed Withdrawal Balance (for the Principal Plus Rider, the Principal Plus for Life Series Riders and the Principal Returns Rider).
[6]	Guaranteed Retirement Income Programs could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix D: “Optional Guaranteed Minimum Income Benefits” for availability.

Other Fees deducted from Contract Value Optional Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value)
		Income Plus For Life® (Annual Step-Up Review)[1]	Income Plus For Life – Joint Life® (Annual Step- Up Review) (not available in New York)[1]	Income Plus For Life® (Quarterly Step-Up Review) Series (issued outside New York)[1]	Income Plus For Life® (Quarterly Step-Up Review) Series (issued in New York)[1]	Income Plus For Life® 12.08 Series (issued outside New York)[1]	Income Plus For Life® 12.08 Series (issued in New York)[1]
Maximum Fee		1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Current Fee		0.60%	0.60%	0.75%	0.70%	0.85%	0.80%
	Income Plus For Life® 5.09 Series[1]	Income Plus For Life® 1.11[1] Series	Principal Plus for Life Plus Automatic Annual Step-Up2	Principal Plus for Life Plus Spousal Protection[3]	Principal Plus for Life[4]	Principal Plus[5]	Principal Returns[6]
Maximum Fee	1.20%	1.20%	1.20%	1.20%	0.75%	0.75%	0.95%
Current Fee	0.90%	1.00%	0.70%	0.65%	0.40%	0.30%	0.50%

[1]	The current charge for each of the Income Plus For Life® Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped up to equal the Contract Value.
[2]

The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is 0.70% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. For Riders issued

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from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.
[3]	The current charge for the Principal Plus for Life Plus Spousal Protection Rider is 0.65% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
[4]	The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
[5]	The current charge for the Principal Plus Rider is 0.30% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
[6]	The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2016)	Minimum[1]	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses for Contracts issued on and after May 13, 2002	0.50%	1.61%
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses for Contracts issued prior to May 13, 2002	0.30%	1.61%

[1]	For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Class 1 Portfolio shares for certain Variable Investment Options available under those Contracts.

Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. The costs we show include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

Example 1: Venture® 2006 Contracts (issued on or after May 1, 2006)

(a)	Maximum Portfolio Operating Expenses – Contracts issued on or after November 23, 2009 with optional benefit Riders
(b)	Maximum Portfolio Operating Expenses – Contracts issued on or after July 17, 2006 with optional benefit Riders
(c)	Maximum Portfolio Operating Expenses – Contracts issued on or after May 1, 2006 with optional benefit Riders
(d)	Minimum Portfolio Operating Expenses – Contracts issued with no optional benefit Riders

Example 2: Ven 20, 22, 24 Contracts (issued after May 13, 2002 and before May 1, 2006)

(a)	Maximum Portfolio Operating Expenses – John Hancock USA Contracts issued before May 1, 2006 with optional benefit Riders
(b)	Maximum Portfolio Operating Expenses – John Hancock USA Contracts issued before December 9, 2003 with optional benefit Riders
(c)	Maximum Portfolio Operating Expenses – John Hancock New York Contracts issued before May 1, 2006 with optional benefit Riders
(d)	Maximum Portfolio Operating Expenses – John Hancock New York Contracts issued before December 11, 2004 with optional benefit Riders
(e)	Minimum Portfolio Operating Expenses – Contracts with no optional benefit Riders

All examples assume that you invest $10,000 in a Contract and that your investment has a 5% return each year. In the “Maximum Portfolio Operating Expenses” examples, we also assume that you will pay the maximum annual Contract fee, the fees for any optional benefit Riders shown in the example and the maximum fees and expenses of any of the Portfolios. In the “Minimum Portfolio Operating Expenses” examples, we assume that you do not invest in any optional benefit Riders and that you will pay the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base or Adjusted Guaranteed Withdrawal Balance, which may vary in value from the total Variable Investment Option value.

Although we provide you with examples of the costs for a Contract based on these assumptions, your actual costs may be higher or lower.

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Example 1 (a): Maximum Portfolio operating expenses – Venture® 2006 Contracts issued on or after November 23, 2009 with Annual Step-Up Death Benefit and Income Plus For Life® Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$922	$1,609	$2,335	$4,116
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$366	$1,133	$1,945	$4,116

Example 1 (b): Maximum Portfolio operating expenses – Venture® 2006 Contracts issued on or after July 17, 2006 with Annual Step-Up Death Benefit and Principal Plus for Life Plus Automatic Annual Step-Up Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$980	$1,773	$2,595	$4,574
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$428	$1,307	$2,218	$4,574

Example 1 (c): Maximum Portfolio operating expenses – Venture® 2006 Contracts issued on or after May 1, 2006 with Annual Step-Up Death Benefit and Principal Plus for Life Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$932	$1,634	$2,360	$4,074
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$381	$1,163	$1,974	$4,074

Example 1 (d): Minimum Portfolio operating expenses – Venture® 2006 Contracts issued on or after May 1, 2006 with no optional benefit Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$730	$1,029	$1,311	$1,922
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$171	$529	$911	$1,922

Example 2 (a): Maximum Portfolio operating expenses – John Hancock USA Contracts (Ven 20, 22) issued before May 1, 2006 with Guaranteed Earnings Multiplier and Principal Plus for Life Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$956	$1,703	$2,473	$4,341
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$405	$1,236	$2,092	$4,341

Example 2 (b): Maximum Portfolio operating expenses – John Hancock USA Contracts (Ven 20, 22) issued before December 9, 2003 with Guaranteed Earnings Multiplier and Guaranteed Retirement Income Program III Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$929	$1,627	$2,345	$4,089
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$379	$1,157	$1,960	$4,089

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Example 2 (c): Maximum Portfolio operating expenses – John Hancock New York Contracts (Ven 24) Contracts issued before May 1, 2006 with Payment Enhancement and Principal Plus for Life Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,153	$1,930	$2,634	$4,470
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$420	$1,279	$2,163	$4,470

Example 2 (d): Maximum Portfolio operating expenses – John Hancock New York Contracts (Ven 24) issued before December 11, 2004 with Guaranteed Retirement Income Program II Rider

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$906	$1,559	$2,235	$3,885
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$355	$1,085	$1,845	$3,885

Example 2 (e): Minimum Portfolio operating expenses – Ven 20, 22, 24 Contracts issued after May 13, 2002 and before May 1, 2006 with no optional benefit Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$754	$1,102	$1,440	$2,245
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$196	$605	$1,040	$2,245

We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

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IV. General Information about Us, the Separate

Accounts and the Portfolios

The Companies

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is P.O. Box 55445, Boston, MA 02205-5445; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuitiesnewyork.com.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as any Fixed Investment Option, the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or

16

(in states where permitted) to restrict or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:

●	the John Hancock Variable Insurance Trust; or
●	(for certain John Hancock USA Contracts issued before May 1, 2006) the PIMCO Variable Insurance Trust with respect to the “PIMCO VIT All Asset Portfolio”; or
●	(for certain John Hancock USA Contracts issued before January 28, 2002) the BlackRock Variable Series Funds, Inc. with respect to the “BlackRock Basic Value V.I. Fund,” the “BlackRock Value Opportunities V.I. Fund” and the “BlackRock Global Allocation V.I. Fund.”

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

Our Managed Volatility Portfolios (“MVP“s)

In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders). We seek to make available Investment Options that use strategies that are intended to lower potential volatility of returns and limit the magnitude of Portfolio losses. These include, but are not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Contract (and optional benefit Riders). The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract (and/or under optional benefit Riders).

During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.

The five MVPs offered under the Contract have the following objectives and strategies:

Lifestyle Aggressive MVP. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 15% to 18.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to equity securities could be reduced to 0% and its economic exposure to cash and cash equivalents or fixed-income securities could increase to 100%. However, the subadvisor may determine in light of market or economic conditions that the limit should be exceeded to achieve the Portfolio’s objective.

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Lifestyle Balanced MVP. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) normally will not exceed 100%.

Lifestyle Conservative MVP. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.

Lifestyle Growth MVP. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.

Lifestyle Moderate MVP. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.

You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

The BlackRock Basic Value V.I. Fund, the BlackRock Value Opportunities V.I. Fund and the BlackRock Global Allocation V.I. Fund receive investment advisory services from BlackRock Advisors, LLC. BlackRock Advisors, LLC has retained BlackRock Investment Management, LLC (“BIM”), an affiliate, to act as the investment subadviser to the BlackRock Basic Value V.I. Fund, the BlackRock Value Opportunities V.I. Fund and the BlackRock Global Allocation V.I. Fund, and BlackRock International Limited (“BIL”), an

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affiliate, to act as the investment subadviser to the BlackRock Global Allocation V.I. Fund, and may pay BIM and BIL a portion of the annual management fee it receives from each respective Portfolio.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

Fees and expenses of the Portfolios include investment management fees, Rule 12b-1 fees and other operating expenses. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the “American Fund Portfolios” of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments results in any additional charge to you.

Funds of Funds and Master-Feeder Funds

Each of the John Hancock Variable Insurance Trust’s Core Strategy Trust, Lifestyle Aggressive MVP, Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP, Lifestyle Moderate MVP, Lifestyle Aggressive PS Series, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Moderate PS Series, and the PIMCO VIT All Asset Portfolio is a “fund of funds” that invests in other underlying mutual funds (collectively, the “Funds of Funds”). Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of those portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.

Each of the John Hancock Variable Insurance Trust’s American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International, and American New World Trusts (“JHVIT American Fund Portfolios”) invests in Class 1 shares of the corresponding investment portfolio of a “master” fund. The JHVIT American Fund Portfolios operate as “feeder funds,” which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.

Portfolio Investment Objectives

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the investment objectives of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio in the prospectus for that Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio.

You can obtain a copy of a Portfolio’s prospectus (including the prospectus for a master fund for any of the Portfolios that are operated as feeder funds), without charge, by contacting us at the Annuities Service Center website, phone number or address shown on page ii of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

You should disregard any reference to Series I shares of the John Hancock Variable Insurance Trust if your Contract was issued after May 13, 2002. For Contracts issued prior to that date, we invest the assets of each Subaccount corresponding to a John Hancock Variable Insurance Trust Portfolio in Series I shares of that Portfolio (except in the case of Portfolios that commenced operations on or after May 13, 2002). More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Portfolio	Subadviser	Investment Objective
500 Index Trust B (successor to U.S. Equity Trust) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]	Seeks income and capital appreciation.
American Asset Allocation Trust Series I, II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
American Global Growth Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks long-term growth of capital.
American Growth Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide growth of capital.
American Growth-Income Trust Series I, II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide growth of capital and income.
American International Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks long-term growth of capital.
American New World Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks long-term capital appreciation.
Blue Chip Growth Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks to provide long-term growth of capital. Current income is a secondary objective.
Bond Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks income and capital appreciation.
Capital Appreciation Trust Series I, II	Jennison Associates LLC	Seeks long-term growth of capital.
Capital Appreciation Value Trust Series II	T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
Core Bond Trust Series I, II	Wells Capital Management, Incorporated	Seeks total return consisting of income and capital appreciation.
Core Strategy Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long term growth of capital; current income is also a consideration.
Equity Income Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks to provide substantial dividend income and also long-term growth of capital.
Financial Industries Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks growth of capital.
Fundamental All Cap Core Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks long-term growth of capital.

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Portfolio	Subadviser	Investment Objective
Fundamental Large Cap Value Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks long-term capital appreciation.
Global Bond Trust Series I, II	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
Global Trust Series I, II	Templeton Global Advisors Limited	Seeks long-term capital appreciation.
Health Sciences Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
High Yield Trust[2] Series I, II	Western Asset Management Company	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.
International Equity Index Trust B Series I, II	SSgA Funds Management, Inc.	Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock Trust Series II	Invesco Advisers, Inc.	Seeks long term growth of capital.
International Small Company Trust Series I, II	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
International Value Trust (successor to International Core Trust)[3] Series I, II	Templeton Investment Counsel, LLC	Seeks long-term growth of capital.
Investment Quality Bond Trust Series I, II	Wellington Management Company, LLP	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive MVP Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Lifestyle Aggressive PS Series Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital.
Lifestyle Balanced MVP Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Lifestyle Balanced PS Series Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative MVP Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.

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Portfolio	Subadviser	Investment Objective
Lifestyle Conservative PS Series Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a high level of current income with some consideration given to growth of capital.
Lifestyle Growth MVP Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Lifestyle Growth PS Series (successor to Franklin Templeton Founding Allocation Trust) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate MVP Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Lifestyle Moderate PS Series Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Mid Cap Index Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a mid-cap U.S. domestic equity market index.
Mid Cap Stock Trust Series I, II	Wellington Management Company, LLP	Seeks long-term growth of capital.
Mid Value Trust Series I, II	T. Rowe Price Associates, Inc.	Seek long-term capital appreciation.
Money Market Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to obtain maximum current income consistent with preservation of principal and liquidity.
Real Estate Securities Trust[4] Series I, II	Deutsche Investment Management Americas Inc. (“DIMA”)	Seeks to achieve a combination of long-term capital appreciation and current income.
Science & Technology Trust Series I, II	T. Rowe Price Associates, Inc. and Allianz Global Investors U.S. LLC[5]	Seeks long-term growth of capital. Current income is incidental to the Portfolio’s objective.
Short Term Government Income Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Growth Trust Series I, II	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Small Cap Index Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index.
Small Cap Opportunities Trust Series I, II	Dimensional Fund Advisors LP (“DFA”) & Invesco Advisers, Inc. (“Invesco”)[6]	Seeks long-term capital appreciation.
Small Cap Value Trust Series II	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Small Company Value Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks long-term growth of capital.

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Portfolio	Subadviser	Investment Objective
Strategic Income Opportunities Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income.
Total Bond Market Trust B Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market).
Total Stock Market Index Trust (successor to All Cap Core Trust) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Ultra Short Term Bond Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
Utilities Trust Series I, II	Massachusetts Financial Services Company	Seeks capital growth and current income.
Value Trust Series I, II	Invesco Advisers, Inc.	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V. I. Fund[7] Series II	BlackRock Investment Management, LLC	Seeks capital appreciation and, secondarily, income.
BlackRock Global Allocation V. I. Fund[8] Series II	BlackRock Investment Management, LLC and BlackRock International Limited	Seeks high total investment return.
BlackRock Value Opportunities V. I. Fund[7] Series II	BlackRock Investment Management, LLC	Seeks long-term growth of capital.
PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT All Asset Portfolio Class M	Pacific Investment Management Company	Seeks maximum real return consistent with preservation of real capital and prudent investment management.

[1]	The Active Bond Trust is subadvised by Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.
[2]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.
[3]	The Portfolio is subadvised by Templeton Investment Counsel, LLC under an agreement with Templeton Global Advisors Limited.
[4]	RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.
[5]	The Science and Technology Trust is subadvised by T. Rowe Price Associates, Inc. and Allianz Global Investors U.S. LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary. This allocation may be changed at any time.
[6]	The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Aim Capital Management, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.
[7]	The Portfolio is subadvised by BlackRock Investment Management, LLC, an affiliate, under an agreement with BlackRock Advisors, LLC.
[8]	The Portfolio is subadvised by BlackRock Investment Management, LLC and BlackRock International Limited, affiliates, under an agreement with BlackRock Advisors, LLC.

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Voting Interest

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions, We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

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V. Description of the Contract

Eligible Plans

Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), tax-sheltered annuities, and state and local government deferred compensation plans (see “VII. Federal Tax Matters,” or you may request a copy of the SAI). The Contracts are not designed to fund a comingled account for multiple participants in a Qualified Plan. The Contracts are designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.

Please consult with a qualified tax professional for more information if you are considering a conversion of your Qualified Contract to a Roth account. You should also consider that:

●	the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and
●	any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.

Please see “VII. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.

Eligibility Restrictions – Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see “VII. Federal Tax Matters,” or you may request a copy of the SAI from the Annuities Service Center.

Beneficiary IRAs. For all Contracts that offered optional benefit Riders, effective February 2, 2009, we no longer allowed you to establish a new Beneficiary IRA that included any optional benefit Rider, nor do we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional benefit Riders that were otherwise available under the Contract (see Appendix B: “Optional Enhanced Death Benefits,” Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” and Appendix D: “Optional Guaranteed Minimum Income Benefits,” to determine what optional benefit Riders, if any, were available).

We will continue to support existing Beneficiary IRAs that already include optional benefit Riders.

Eligible Groups. John Hancock USA has issued group contracts to Venture® Trust, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with John Hancock Distributors LLC, the principal underwriter of the Contracts.

Accumulation Period Provisions

Purchase Payments

Restrictions on Additional Purchase Payments for Nonqualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

●	You may not make an Additional Purchase Payment, without our prior approval, after the first Contract Anniversary following the Rider Date.
●	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, if your total Additional Purchase Payments would exceed $100,000.

Additional Purchase Payments for Nonqualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:

●	You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
●	You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.

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Restrictions on Additional Purchase Payments for Qualified Contracts (Including IRAs) with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

●	You may not make an Additional Purchase Payment, without our prior approval, at any time after the Age 65 Contract Anniversary on a Qualified Contract with a GMWB Rider.
●	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.

Additional Purchase Payments for Qualified Contracts with a GMWB Rider are also subject to the following:

●	You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
●	You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.

Additional Purchase Payments for Contracts Issued With or Without a Guaranteed Minimum Withdrawal Benefit Rider. Additional Purchase Payments must be at least $30, unless you purchased a Ven 1 Contract. In that case, Additional Purchase Payments must be $25 for a Ven 1 Qualified Contract and $300 for a Ven 1 Nonqualified Contract. All Additional Purchase Payments must be in U.S. dollars.

We may provide for periodic Additional Purchase Payments to be automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or deducted from your paycheck (“Payroll Plan”) on a periodic basis. If an Additional Purchase Payment would cause your contract values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates (your “total contract values”), to exceed $1 million, or if your total contract values already exceed $1 million, you must obtain our prior approval in order to make the Purchase Payment.

We may refuse to accept any Purchase Payment under a Ven 1 Contract in excess of $10,000 per Contract Year.

Additional Purchase Payments made through Financial Account Plans and Payroll Plans. Under our current administrative rules, you may request us to accept periodic Additional Purchase Payments under the terms of a Contract issued without a GMWB Rider that are automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”). Under our current administrative rules, we will continue to accept periodic Additional Purchase Payments for a Contract with a GMWB Rider when made in connection with a Financial Account Plan or Payroll Plan if:

●	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012;
●	no automatic withdrawal program from your Contract is in effect; and
●	your GMWB Rider is not in the Settlement Phase.

For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year that you become age 70 1⁄2 and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code. We are not responsible for determining if the payment is a “rollover contribution.”Please consult with a qualified tax professional for additional information.

Initial Purchase Payments. We no longer issue the Contracts and do not accept initial Purchase Payments for new Contracts. We provide information regarding initial Purchase Payment requirements for the Contracts in the SAI.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

●	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and
●	the Contract Value at the end of such two-year period is less than $2,000.

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In addition, if your account value becomes less than the annual administration and/or Rider fee amounts, we may cancel your Contract, retaining any remaining value to cover a portion of the annual fee costs. If the Contract has a Rider, we will refund the income base amount in the form of a lump sum payment.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs, reduced by any Withdrawal Charges, Contract Fees and Rider Fees. For IRAs, you must be eligible to make an IRA contribution. For any IRA benefit refund amounts over $200, you must receive prior notice for federal tax withholding election (and state where applicable) and roll over eligibility. The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VII. Federal Tax Matters”).

Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the Investment Options (subject to the restrictions described below). You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).

Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from Money Market cannot be replaced. However, if you are enrolled in an Asset Rebalancing Program that includes scheduled transfers of Contract Value into the Money Market Investment Option, then the program will continue to make those transfers (see “Special Transfer Services – Asset Rebalancing Program” in this section, below).

Restrictions on the BlackRock and PIMCO Investment Options. You are not permitted to make new investments in the BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, BlackRock Value Opportunity Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option. Transfers of amounts from other Investment Options into these Investment Options also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the BlackRock Basic Value Investment Option, BlackRock Global Allocation Investment Option, BlackRock Value Opportunity Investment Option, or the PIMCO VIT All Asset Portfolio Investment Option, you may continue to keep that Contract Value in those Investment Options, but any transfer or withdrawal from them cannot be replaced. However, if you are enrolled in an Asset Rebalancing Program that includes scheduled transfers of Contract Value into any of these Investment Options, then the program will continue to make those transfers (see “Special Transfer Services – Asset Rebalancing Program” in this section, below).

Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:

●	you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders, and we waive our restrictions; or
●	we impose additional restrictions on, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.

Maximum Number of Investment Options. There is no limit on the number of Investment Options to which you may allocate Purchase Payments.

Payment Enhancement

The optional Payment Enhancement Rider was not available for any John Hancock USA Contract, or any John Hancock New York Contracts issued prior to January 1, 2001 or on or after November 12, 2007. The Payment Enhancement Rider was only available with Contracts issued in New York by John Hancock New York. You may only have elected the Payment Enhancement Rider at issue and, once elected, it is irrevocable. The minimum initial Purchase Payment required to elect the Payment Enhancement was $10,000. We imposed an additional fee for the Payment Enhancement Rider and Contracts with this feature are subject to a higher withdrawal charge for a longer period of time.

If you elected the Payment Enhancement Rider, we add a Payment Enhancement to your Contract when you make a Purchase Payment. The Payment Enhancement is equal to 4% of the Purchase Payment and is allocated among Investment Options in the same proportion as your Purchase Payment. For John Hancock New York Contracts issued on or after July 12, 2004 and prior to November 1, 2004, or between October 16, 2006 and April 30, 2007, the Payment Enhancement is 5%. The Payment Enhancement is funded from John Hancock New York’s General Account.

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Purchase Payments Which Are Not Eligible for a Payment Enhancement. If the Owner’s Spouse is the Beneficiary, the Spouse continues the Contract as the new Owner and a death benefit is paid upon the death of the Spouse. For purposes of calculating this death benefit, the death benefit paid upon the first Owner’s death will be treated as a Purchase Payment to the Contract. Such Purchase Payment will not be eligible for a Payment Enhancement.

Tax Considerations. Payment Enhancements are not considered to be “investment in the contract” for income tax purposes (see “VII. Federal Tax Matters”).

Matters to Consider About the Payment Enhancement. There may be circumstances where you may be worse off for having purchased a Contract with a Payment Enhancement as opposed to a Contract without a Payment Enhancement. For example, the higher charges for a Contract with a Payment Enhancement may over time exceed the amount of the Payment Enhancement and any earnings thereon. Before making any allowable Additional Purchase Payments, you and your financial representative should consider:

●	The length of time that you plan to own your Contract;
●	The frequency, amount and timing of any partial surrenders; and
●	The amount and frequency of your Additional Purchase Payments.

We expect to make a profit from the Contracts. The charges used to recoup the expense of paying the Payment Enhancement include the withdrawal charge and the asset-based charges (see “VI. Charges and Deductions”).

If you are eligible and would like to make Additional Purchase Payments to a Contract in connection with certain Qualified Plans, then special considerations regarding the Payment Enhancement may apply. Corporate and self-employed pension and profit sharing plans, as well as tax-sheltered annuity plans, are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights, or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether Additional Purchase Payments to your Contract are suitable in connection with such a Qualified Plan, you should consider the effect of the Payment Enhancement on the plan’s compliance with the applicable nondiscrimination requirements. Violation of these nondiscrimination rules can cause loss of the plan’s tax favored status under the Code (see “VII. Federal Tax Matters”).

Additional Charges for the Payment Enhancement. If you elected the Payment Enhancement Rider, the Separate Account Annual Expenses are increased by 0.35%. The guaranteed interest rate on Fixed Investment Options is reduced by 0.35%. In addition, each Purchase Payment will be subject to a higher withdrawal charge for a longer period of time. The maximum withdrawal charge if the Payment Enhancement is elected is 8% (as opposed to 6% with no Payment Enhancement) and the withdrawal charge period is 8 years if the Payment Enhancement is elected (as opposed to 7 years with no Payment Enhancement).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for

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that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

●	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or
●	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.

Transfers You May Make Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to transfer frequently into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option because such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program; (b) transfers from a Fixed Investment Option at the end of its guarantee period; (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios; or (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfers-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not

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make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We reserve the right to take other actions to restrict trading, including, but not limited to:

●	restricting the number of transfers made during a defined period;
●	restricting the dollar amount of transfers;
●	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
●	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Additional Transfer Requirements for Ven 1 Contracts. Under the Ven 1 Contract, a Contract Owner may transfer prior to the Maturity Date amounts among Investment Accounts of the Contract without charge, but such transfers cannot be made on more than two occasions in any Contract Year. After annuity payments have been made for at least 12 months under a Ven 1 Contract, all or a portion of the Contract Value held in a Subaccount with respect to the Contract may be transferred by the Annuitant to one or more other Subaccounts. Such transfers can be made only once each 12 months upon notice to us at least 30 days before the due date of the first annuity payment to which the change will apply.

Telephone and Electronic Transactions

We permit you to request transfers by telephone. You may also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact us at the telephone number or internet address shown on page ii of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

●	any loss or theft of your password; or
●	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

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We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Dollar Cost Averaging Program

We administer a Dollar Cost Averaging (“DCA”) program. If you entered into a DCA agreement, you may have elected, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permitted for this purpose (the “DCA Source Investment Option”), to other Variable Investment Options (the “Destination Investment Options”), until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if not otherwise restricted) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amounts will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

Please consult with your financial representative to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you need to monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

For rebalancing programs begun on or after October 1, 1996, we permit asset rebalancing only on the following time schedules:

●	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
●	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
●	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s Spouse under the Code. See the SAI for further information regarding the impact of withdrawals from section 403(b) Qualified Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.

When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal

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charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options until exhausted, and then from the Fixed Investment Options beginning with the shortest guarantee period first and ending with the longest guarantee period last. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see “Fixed Investment Options.”

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Contracts that do not have a guaranteed minimum withdrawal benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.

When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●	trading on the New York Stock Exchange is restricted;
●	an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;
●	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or
●	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VII. Federal Tax Matters – Other Qualified Plans”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a withdrawal or surrender request in the following circumstances:

●	you have no signed application on file with us; or
●	you are requesting that we mail the amount withdrawn to an alternate address; or
●	you have changed your address within 30 days of the withdrawal or surrender request; or
●	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Special Withdrawal Services – The Income Plan

We administer an Income Plan (“IP”) that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals outside the IP program are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be

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subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the IP program.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. Please read “Pre-authorized Withdrawals – The Income Made Easy Program” in Appendix C for more information.

Optional Guaranteed Minimum Withdrawal Benefits

Please see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for a general description of the Income Plus For Life® Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, and Principal Returns (where available) optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We increase the amounts we guarantee by a Credit (also referred to as a “Bonus”) if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or “step up” the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we reduce the amounts we guarantee for future withdrawals.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus generally provide for distribution of death benefits if the Owner dies before the Annuity Commencement Date.

We use the term Owner-driven when we describe death benefits under some versions of the Contracts (Venture® 2006, Ven 24, Ven 22 and Ven 20), where we determine a death benefit upon the death of the Owner during the Accumulation Period. Under these versions, we do not pay a death benefit upon the death of an Annuitant before the Maturity Date, unless:

●	You, the Owner, are the Annuitant, or
●	We issued your Contract to an Owner that is not an individual (for example the Owner is a trust) and we deem the Annuitant to be the Owner for purposes of determining the death benefit.

We use the term Annuitant-driven when we describe death benefits under other versions of the Contracts (Ven 9, Ven 8, Ven 7, Ven 3 and Ven 1), where we determine a death benefit on the Annuitant’s death, instead of the Owner’s death, if the Annuitant predeceases the Owner during the Accumulation Period. Even under Annuitant-driven Contracts, however, we will make a distribution of Contract Value if you are the Owner, but not the Annuitant, and you predecease the Annuitant during the Accumulation Period. For purposes of determining the amount of any death benefits, we treat the Annuitant as an Owner under Nonqualified Contracts where the Owner is not an individual (for example, the Owner is a corporation or a trust). We treat a change in the Annuitant or any co-Annuitant under this type of Annuitant-driven Contract as the death of the Owner, and we distribute the Contract Value. In cases where a change in the Annuitant (or co-Annuitant) results in a distribution, we reduce the amount by charges which would otherwise apply upon withdrawal. If a Nonqualified Contract has both an individual and a non-individual Owner, we determine death benefits as provided in the Contract upon the death of the Annuitant or any individual Owner, whichever occurs earlier.

The death benefit under Owner-driven and Annuitant-driven Contracts is the greater of:

●	the Contract Value; or
●	the respective minimum death benefit described below.

The minimum death benefits provided under both Owner-driven and Annuitant-driven Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner (or Annuitant) on the date of issue. In addition, you may have purchased a Contract with an optional benefit Rider that will enhance the amount of death benefit.

Please read your Contract carefully to determine the minimum death benefit under your Contract and any enhanced death benefit payable during the Accumulation Period.

We decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We increase the death benefit by any optional enhanced death benefits that you may have purchased.

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Minimum Death Benefit – Owner-driven Contracts. We describe principal features of the applicable minimum death benefit on Owner-driven Contracts in the text below each of the following tables.

Contract Version	Availability[1]	Death Benefit based on
Venture® 2006	May 2006 – October 2011	Owner
[1] Subject to availability in each state.

Minimum Death Benefit Limits: Adjustment for withdrawals. The minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals. We reduce the minimum death benefit proportionally in connection with withdrawals.

Contract Version	Availability[1]	Death Benefit based on
Ven 20, 22	May 1998 – May 2006	Oldest Owner
Ven 24 (NY Only)	May 1999 – May 2006	Oldest Owner
[1] Subject to availability in each state.

Minimum Death Benefit Limits: Adjustment for withdrawals. We limit the minimum death benefit on this type of Ven 20 and Ven 22 Contract to $10 million, except for (a) Contracts issued in HI, MA, MN, NY & VT; (b) Contracts issued prior to July 25, 2003 in IL & PA; and (c) Contracts issued prior to June 2, 2003 in all other states. We also reduce the minimum death benefit proportionally in connection with withdrawals. For Contracts issued prior to January 1, 2003, however, the amount deducted in connection with withdrawals is the dollar amount of the withdrawal.

Principal Features – Oldest Owner less than age 81 at issue. During the first Contract Year, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.

The minimum death benefit during any Contract Year after the first Contract Year equals the greater of (i) or (ii), where:

(i)	equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals; and
(ii)	is the greatest Anniversary Value prior to the oldest Owner’s turning age 81. “Anniversary Value” is the Contract Value on a Contract Anniversary, increased by all Purchase Payments made, less any amount deducted in connection with withdrawals, since that Contract Anniversary.

Principal Features – Oldest Owner age 81 or more at issue. The minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.

Contract Version	Availability[2]	Death Benefit based on
Ven 20, 22	May 1994 – May 1998	Oldest Owner
[2] See state availability chart below.

Principal Features. Oldest Owner less than 81 at issue and Owner dies prior to his or her 85th birthday. During the first Contract Year, the minimum death benefit on this type of Ven 20 and Ven 22 Contract is the sum of all Purchase Payments made, less any amounts deducted in connection with withdrawals.

During any subsequent Contract Year, the minimum death benefit is the death benefit on the last day of the previous Contract Year, plus any Purchase Payments made and less any amounts deducted in connection with withdrawals since then. If any Owner dies after his or her 85th birthday, however, the minimum death benefit is the sum of all Purchase Payments made, less any amounts deducted in connection with withdrawals.

Principal Features. Oldest Owner age 81 or more at issue. The minimum death benefit is the Contract Value less any applicable withdrawal charge at the time of payment of benefits. For Contracts issued on or after October 1, 1997, we will waive any withdrawal charges applied against the death benefit.

The amount deducted in connection with withdrawals is the dollar amount of the withdrawal. Withdrawal charges are not applied on payment of the death benefit (whether taken through a partial or total withdrawal or applied under an Annuity Option).

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Limited Availability. We issued this version of the Ven 20 and Ven 22 Contracts in Puerto Rico, and in these other jurisdictions during the periods shown below:

From August 15, 1994 to:	In the states of:
May 1, 1998	Alaska, Alabama, Arizona, Arkansas, California, Colorado, Delaware, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Michigan, Mississippi, Missouri, Nebraska, Nevada, New Jersey, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Utah, Vermont, Virginia, West Virginia, Wisconsin, Wyoming
June 1, 1998	Connecticut
July 1, 1998	Minnesota, Montana, District of Columbia
October 1, 1998	Texas
February 1, 1999	Massachusetts
March 15, 1999	Florida, Maryland, Oregon
November 1, 1999	Washington

Minimum Death Benefit – Annuitant-driven Contracts. We describe principal features of the applicable minimum death benefit on Annuitant-driven Contracts in the following sub-sections and in the text under each of the tables below.

Death of Annuitant who is not the Owner. We will pay the applicable minimum death benefit, less any Debt, to the Beneficiary upon the death of the Annuitant if the Owner is not the Annuitant and the Annuitant dies before the Owner and before the Annuity Commencement Date. If there is more than one such Annuitant, the minimum death benefit will be paid on the death of the last surviving co-Annuitant, if any, if death occurs before the Owner’s death and before the Annuity Commencement Date. The death benefit will be paid either as a lump sum or in accordance with any of the distribution options available under the Contract. Ven 7, Ven 8 and Ven 9: An election to receive the death benefit under an Annuity Option must be made within 60 days after the date on which the death benefit first becomes payable. Ven 7, Ven 8 and Ven 9: Rather than receiving the minimum death benefit, the Beneficiary may elect to continue the Contract as the new Owner. (In general, a Beneficiary who makes such an election will nonetheless be treated for federal income tax purposes as if he or she had received the minimum death benefit.)

Death of Annuitant who is the Owner. We will pay the applicable minimum death benefit, less any Debt, to the Beneficiary if the Owner is the Annuitant, dies before the Annuity Commencement Date and is not survived by a co-Annuitant. Ven 7, Ven 8 and Ven 9: If the Contract is a Nonqualified Contract, and a co-Annuitant survives the Owner, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the successor Owner (the person, persons or entity to become the Owner) instead of the Beneficiary. Ven 3: If the Contract is a Nonqualified Contract, and a co-Annuitant survives the Owner, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the successor Owner or to the Contract Owner’s estate. Ven 1: The Contract does not provide for co-Annuitants or successor Owners.

Death of Owner who is not the Annuitant. Ven 7, Ven 8 and Ven 9: If the Owner is not the Annuitant and dies before the Annuity Commencement Date and before the Annuitant, the successor Owner becomes the Owner of the Contract. If the Contract is a Nonqualified Contract, we will distribute an amount equal to the amount payable upon total withdrawal, without reduction for any withdrawal charge, to the successor Owner. If a Nonqualified Contract has more than one individual Owner, the distribution will be made to the remaining individual Owner(s) instead of a successor Owner. Ven 3: If the Contract is a Nonqualified Contract, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the successor Owner or to the Contract Owner’s estate. Ven 1: If the Contract is a Nonqualified Contract, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the Contract Owner’s estate.

Contract Version	Availability	Death Benefit based on
Ven 7	August 1989 – April 1999	Any Annuitant
Ven 8	September 1992 – February 1999	Any Annuitant
Ven 9 (NY Only)	March 1992 – May 1999	Any Annuitant

Principal Features of Minimum Death Benefit. During the first six Contract Years, the minimum death benefit on Ven 7, Ven 8 and Ven 9 Contract equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.

During any subsequent six Contract Year period, the minimum death benefit is the death benefit as of the last day of the previous six Contract Year period plus any Purchase Payments made and less any amount deducted in connection with withdrawals since then.

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If death occurs after the first of the month following the decedent’s 85th birthday, the minimum death benefit is the Contract Value on the date due proof of death and all required claim forms are received at our Annuities Service Center.

Contract Version	Availability	Death Benefit based on
Ven 3	November 1986 – October 1993	Any Annuitant
Ven 1	June 1985 – June 1987	Any Annuitant

Principal Features of Minimum Death Benefit. During the first five Contract Years, the minimum death benefit on Ven 3 and Ven 1 Contracts equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.

During any subsequent five Contract Year period:

●	For Ven 3, the minimum death benefit is the death benefit as of the last day of the previous five Contract Year period plus any Purchase Payments made and less any amount deducted in connection with withdrawals since then;
●	For Ven 1, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.

Payment of Death Benefit. The determination of the death benefit will be made, for both Owner-driven and Annuitant-driven Contracts, on the date we receive written notice and “proof of death,” as well as all required claims forms in Good Order from all Beneficiaries, at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

●	a certified copy of a death certificate; or
●	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
●	any other proof satisfactory to us.

If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Distribution of Death Benefits. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that were not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, please seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan.

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

Except as otherwise stated above for certain Annuitant-driven Contracts, we will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

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If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract continues, subject to the following and as may be stated otherwise above for certain Annuitant-driven Contracts:

●	The Beneficiary becomes the Owner.
●	We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.
●	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).
●	We waive withdrawal charges for all future distributions.
●	If the Beneficiary is the deceased Owner’s Spouse, he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the Spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the Spouse. For purposes of calculating the death benefit payable upon the death of the Spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the Spouse’s death benefit.
●	If the Beneficiary is not the deceased Owner’s Spouse, distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.
●	Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations on the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner’s Spouse.

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a Spouse of the previous Owner (or co-Owner). Please consult with your own qualified tax professional for further information relevant to your situation.

Optional Enhanced Death Benefits

Please see Appendix B: “Optional Enhanced Death Benefits” for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased.

Annual Step-Up Death Benefit. For Contracts issued after June 2010 (dates may vary by state) with an Annual Step-Up Death Benefit Rider, the Company guarantees a minimum death benefit up to the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved up to the Contract Anniversary on or after the date you (or any joint Owner) reach 75 years old. The Annual Step-Up Death Benefit was only available if you (and every joint Owner) were under age 75 when we issued the Contract.

For all Contracts issued prior to June 2010 (dates may vary by state) with an Annual Step-Up Death Benefit Rider, the Company guarantees a minimum death benefit up to the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved before you (or any joint Owner) reach 81 years old. The Annual Step-Up Death Benefit was only available if you (and every joint Owner) were under age 80 when we issued the Contract. The Annual Step-Up Death Benefit was only available at Contract issue and cannot be revoked once elected.

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Guaranteed Earnings Multiplier Death Benefit. (Not available in New York and Washington.) John Hancock USA offered the Guaranteed Earnings Multiplier Death Benefit Rider between July 2001and May 2006, subject to state availability. Under the Guaranteed Earnings Multiplier Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under Guaranteed Earnings Multiplier, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the “appreciation in the Contract Value” proportionally in connection with withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. Guaranteed Earnings Multiplier was available only at Contract issue and cannot be revoked once elected.

Triple Protection Death Benefit. (Not available in New York and Washington) John Hancock USA offered the Triple Protection Death Benefit Rider between December 2003 and December 2004. Triple Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider. The Triple Protection Death Benefit replaces any other death benefit under the Contract. The Triple Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.

Pay-out Period Provisions

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Maturity Date”). You may request a different Maturity Date at any time, by written request or by telephone at the number listed on page ii of this Prospectus, at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:

●	you are registered on the website, and
●	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.

Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.

Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Please consult with your own qualified tax professional for information about potential adverse tax consequences for such Maturity Dates. For Qualified Contracts, distributions may be required before the Maturity Date (see “VII. Federal Tax Matters – General Information Regarding Qualified Contracts”).

Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we will provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options offered in the Contract” below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.

A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant turns age 90, unless the Contract’s specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York:

●	the Maturity Date for Contracts issued prior to May 1, 2006 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary (6th Contract Anniversary for Ven 7 and Ven 8 Contracts), and
●	the Maturity Date for Contracts issued on and after May 1, 2006 is the first of the month following the 90th birthday of the oldest Annuitant or, in some cases, the tenth Contract Anniversary, if later, unless the Contract’s specifications page states otherwise or you later change the date.

Please review your Contract carefully to determine the Maturity Date applicable to your Contract.

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You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

For Contracts offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:

●	a Nonqualified Contract, or
●	a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period (after the first Contract Year in New York), you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.

We determine annuity payments based on the Investment Account value of each Investment Option at the Annuity Commencement Date. If you do not select an Annuity Option, we will provide as a default a combination fixed and variable Annuity Option in the form of a life annuity with payments guaranteed for ten years. United States Treasury Regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.

Once annuity payments commence:

●	you are no longer permitted to make any withdrawals under the Contract;
●	you are no longer permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;
●	we may not change the Annuity Option or the form of settlement; and
●	your Guaranteed Minimum Death Benefit terminates.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

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Additional Annuity Options for Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. When you annuitize, we may make one or more additional Annuity Options available to a Contract with one of our guaranteed minimum withdrawal benefit (“GMWB”) Riders (i.e., an Income Plus For Life® Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider, as described in Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). If you purchased a Contract with a GMWB Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life® Series Riders. For each of the Income Plus For Life – Joint Life® Riders, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

●	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
●	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life – Joint Life® Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

●	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
●	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity.

GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain – This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. If you purchased a Contract with a Principal Plus for Life Plus Spousal Protection Rider, this Annuity Option is available only if one Covered Person, not two, remains under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

●	the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
●	the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option 4: Spousal LIA Fixed Annuity with Period Certain – This Annuity Option is available if you purchased a Contract with the Principal Plus for Life Plus Spousal Protection Rider, and both Covered Persons remain under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetimes of the Annuitant and co-Annuitant. If you elect this option, we will make payments for a certain period and after that during the joint lifetimes of the Annuitant and Co-Annuitant. Payments will then continue during the remaining lifetime of the survivor. No payments are due after the death of the last surviving Annuitant or, if later, the end of the certain period. We determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

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We determine the annual amount of Fixed Annuity payments under this option as the greater of:

●	the Lifetime Income Amount, if any, as provided by the Rider that you purchased with your Contract; or
●	the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Life Annuity.

GMWB Alternate Annuity Option 5: Fixed Period Certain Only – This Annuity Option is available only if:

●	you purchased a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and
●	there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.) We determine the annual amount of Fixed Annuity payments under this option as the greater of:

●	the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Rider that you purchased with your Contract; or
●	the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant’s sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts on or after January 1, 2009, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” in this section, above). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding

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Business Day by the net investment factor for that Subaccount (see “Net Investment Factor”) for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. (For Ven 1, Ven 3, Ven 7, Ven 8 and Ven 9 Contracts, the assumed interest is 4%.) The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is shown in the following table:

Contract Version	Rate
Venture® 2006	4.04%
Ven 20, 22, and 24	4.45%
Ven 3, 7, 8 and 9	5.47%
Ven 1	5.36%

Transfers During the Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Surrenders

Full Surrenders During the Pay-out Period. You may surrender your Contract, after the Pay-out Period has begun, only if, at the time you annuitized, we offered and you selected a variable pay-out under a period certain only Annuity Option for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments (“Commuted Value”) of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

●	multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” below for a description of an “Annuity Unit”);
●	assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and
●	calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

Partial Surrenders During the Pay-out Period. We permit partial surrenders after the Pay-out Period has begun, only if, at the time you annuitized, we offered and you selected a variable pay-out under a period certain only Annuity Option for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining

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payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal a × {1 – ((b ÷ c) ÷ d)}, where:

a	equals the number of Annuity Units used to determine future payments before the commutation;
b	equals the dollar amount requested to be paid out as part of the commutation;
c	equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and
d	equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, c equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 × {1 – (($20,000 ÷ 3412.08) ÷ $12.50)} = 212.43 units a year for 10 years.

Once annuity payments begin under an Annuity Option, you cannot make any additional withdrawals under a Contract with a GMWB Rider.

Death Benefit During the Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for additional information.

Optional Guaranteed Minimum Income Benefits

Please see Appendix D: “Optional Guaranteed Minimum Income Benefits” for a general description of the Optional Guaranteed Retirement Income Program Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the “Income Base,” which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Program Riders were available only at Contract issue. The Riders cannot be revoked once elected.

Other Contract Provisions

Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

Before requesting a change of ownership or making an assignment of your Contract, please consider the following:

●	A change of ownership or a collateral assignment may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.
●	In states where permitted, a change of ownership may result in termination of any applicable minimum withdrawal benefit guarantee. (If you purchased a GMWB Rider, you can get more information from Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”)
●	An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.
●	In states where permitted, a substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.
●	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.
●	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.

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●	Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is received or accepted (as applicable in the state where your Contract was issued). We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary. Any resulting “Purchase Payment” will not be included in cumulative Purchase Payments and is not eligible for a Payment Enhancement, where available.

Group Contracts (John Hancock USA Contracts only). An eligible member of a group to which a group contract has been issued may have become an Owner under the Contract by submitting a completed application, if required by us, and a minimum Purchase Payment. If so, we issued a Contract summarizing the rights and benefits of that Owner under the group contract, or we issued an individual Contract to an applicant acceptable to us. We reserved the right to decline to issue a Contract to any person in our sole discretion. All rights and privileges under the Contract may be exercised by each Owner as to his or her interest unless expressly reserved to the group holder. However, provisions of any plan in connection with which the group contract was issued may restrict an Owner’s ability to exercise such rights and privileges.

In the case of a group annuity contract, we may not modify the group contract or any Contract without consent of the group holder or the Owner, as applicable, except to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days’ notice to the group holder, we may change the administration fees, mortality and expense risk charges, annuity purchase rates and the market value charge (where applicable) as to any Contract issued after the effective date of the modification. All Contract rights and privileges not expressly reserved to the group holder may be exercised by each Owner as to his or her interests as specified in his or her Contract.

Acceptance of Contracts. John Hancock USA has discontinued new applications and issuance of new group contracts.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant (the Owner may name a new Annuitant). In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years. We reduce the amount distributed by charges that would otherwise apply upon withdrawal.

Beneficiary

The Beneficiary is the person, persons or entity designated in your specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

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For Ven 1, Ven 3, Ven 7, Ven 8 and Ven 9 Contracts only, the Beneficiary is initially designated in the application. You may change the Beneficiary during the lifetime of the Annuitant subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. Prior to the Maturity Date, if no Beneficiary survives the Annuitant, the Contract Owner or the Contract Owner’s estate will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. In the case of certain Qualified Contracts, regulations promulgated by the Treasury Department prescribe certain limitations on the designation of a Beneficiary.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age, Sex or Survival

We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age and sex. If we have made incorrect annuity or benefit payments under the Contract, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.

Fixed Investment Options

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and each Company’s General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

Interest Rates and Availability. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available under the Contract, including a DCA Fixed Investment Option under the DCA program (see “Special Transfer Services – Dollar Cost Averaging Program” for details). A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

When you purchased the Contract, certain Fixed Investment Options may have been available to you as detailed below.

John Hancock USA Contracts:

Fixed Investment Options under Ven 7 and Ven 8 Contracts. For these Contracts, 1, 3 and 6 year Fixed Investment Options may have been available at issue. As of October 7, 2002, new Purchase Payments may not be allocated to the 1 and 3 year Fixed Investment Options and as of December 30, 2002, new Purchase Payments may not be allocated to the 6 year Fixed Investment Option.

Fixed Investment Options under Ven 20 and Ven 22 Contracts. For these Contracts, 1 and 3 year Fixed Investment Options were available for Contracts issued prior to October 7, 2002. New Purchase Payments under these Contracts may not be allocated to the 1 or 3 year Fixed Investment Options, but transfers from the Variable Investment Options will be permitted. For Contracts issued on and after October 7, 2002, Purchase Payments and transfers to the 1 and 3 year Fixed Investment Options are not allowed.

In addition, 5 and 7 year Fixed Investment Options were available for Contracts issued prior to December 30, 2002. New Purchase Payments under these Contracts may not be allocated to the 5 or 7 year Fixed Investment Options, but transfers from the Variable Investment Options will be permitted. For Contracts issued on and after December 2002, Purchase Payments and transfers to the 5 and 7 year Fixed Investment Options are not allowed.

Fixed Investment Options under Venture® Contracts (Venture® 2006). Currently, we do not make any Fixed Investment Options available.

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No Fixed Investment Options for Ven 1 and Ven 3 Contracts. These Contracts do not provide for a fixed-dollar accumulation prior to the Maturity Date. You should disregard the description in this Prospectus of the Fixed Investment Options, Loans and the transfer and Dollar Cost Averaging provisions, to the extent that they relate to the Fixed Investment Options.

John Hancock New York Contracts:

Fixed Investment Options under Ven 9 Contracts. For these Contracts, 1, 3 and 6 year Fixed Investment Options may have been available at issue.

Fixed Investment Options under Venture® Contracts (Ven 24). For these Contracts, 1, 3, 5 and 7 year Fixed Investment Options may have been available at issue. If you purchased your Contract on or after March 24, 2003, you may not make Purchase Payments or transfers to the Fixed Investment Options. However, if you purchased your Contract prior to March 24, 2003 and elected any of the available Fixed Investment Options, you may be able to make Additional Purchase Payments and transfer money from the Variable Investment Options to the Fixed Investment Options available under your Contract.

Fixed Investment Options under Venture® Contracts (Venture® 2006). Currently, we do not make any Fixed Investment Options available.

Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

Transfers. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program (when available). Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish a single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

Renewals. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period. If you do not specify a renewal option, we will select the one-year Fixed Investment Option.

Market Value Charge. Any amount withdrawn, transferred or borrowed from a Fixed Investment Account prior to the end of the guarantee period may be subject to a market value charge. A market value charge is assessed only when current interest rates are higher than the guaranteed interest rate on the account. The charge compensates us for our investment losses on amounts withdrawn, transferred or borrowed prior to the Maturity Date. The formula for calculating this charge is set forth in your Contract. A market value charge will be calculated separately for each Investment Account affected by a transaction to which a market value charge may apply. The market value charge for an Investment Account will be calculated by multiplying the amount withdrawn or transferred from the Investment Account by the adjustment factor described below.

For most Venture® Contracts, the adjustment factor is determined by the following formula: 0.75 × (B-A) × C/12 where:

A =	The guaranteed interest rate on the Investment Account.
B =	The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new Investment Account with the same length of guarantee period as the Investment Account from which the amounts are being withdrawn.
C =	The number of complete months remaining to the end of the guarantee period.

For purposes of applying this calculation, the maximum difference between “B” and “A” will be 3%. The adjustment factor may never be less than zero.

For Ven 7, Ven 8 and Ven 9 Contracts, however, the maximum difference between “B” and “A” will be 3%. The adjustment factor will never be greater than 2 × (A – 4%) and never less than zero. (“A” is the guaranteed interest rate on the Investment Account. “B” is the guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new Investment Account with the same length of guarantee period as the Investment Account from which the amounts are being withdrawn).

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The total market value charge will be the sum of the market value charges for each Investment Account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the Investment Account from which the amounts are being withdrawn (B – A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B – A in the adjustment factor is positive).

We make no market value charge on withdrawals from the Fixed Investment Options in the following situations:

●	death of the Owner (death of Annuitant under Ven 7, Ven 8 and Ven 9 Contracts);
●	amounts withdrawn to pay fees or charges;
●	amounts applied at the Maturity Date to purchase an annuity at the guaranteed rates provided in the Contract;
●	amounts withdrawn from Investment Accounts within one month prior to the end of the guarantee period (applicable only to 3- and 6-year Fixed Investment Options for Ven 7, Ven 8 and Ven 9 Contracts);
●	amounts withdrawn from a one-year Fixed Investment Account (not applicable under Ven 7, Ven 8 and Ven 9 Contracts); and
●	amounts withdrawn in any Contract Year that do not exceed 10% of (i) total Purchase Payments less (ii) any prior withdrawals in that Contract Year.

In no event will the market value charge:

●	(for Ven 7, Ven 8 and Ven 9 contracts) be greater than the earnings attributable to the amount withdrawn or transferred from an Investment Account;
●	(for Ven 20, Ven 22 and Ven 24 contracts) be greater than the amount by which the earnings attributable to the amount withdrawn or transferred from an Investment Account exceed an annual rate of 3%;
●	together with any withdrawal charges for an Investment Account be greater than 10% of the amount transferred or withdrawn; or
●	reduce the amount payable on withdrawal or transfer below the amount required under the non-forfeiture laws of the state with jurisdiction over the Contract.

The cumulative effect of the market value and withdrawal charges could result in a Contract Owner receiving total withdrawal proceeds of less than the Contract Owner’s Purchase Payments.

Withdrawals. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under “Withdrawals” above.

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a withdrawal is to be taken, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

The market value charge described above may apply to withdrawals from any Investment Option except for a one-year Fixed Investment Option. If a market value charge applies to a withdrawal from a Fixed Investment Option, it will be calculated with respect to the full amount in the Investment Option and deducted from the amount payable in the case of a total withdrawal. In the case of a partial withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining Investment Account value.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances. See “VII. Federal Tax Matters.”

Loans. We offer a loan privilege only to Owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) Plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under “VII. Federal Tax Matters – Qualified Contracts – Loans”. The market value charge described above may apply to amounts transferred from the Fixed Investment Accounts to the Loan Account in connection with such loans and, if applicable, will be deducted from the amount so transferred. The loan privilege is not available if you elected any optional guaranteed minimum withdrawal benefit Rider.

Charges. No asset based charges are deducted from Fixed Investment Options.

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VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see the Fee Tables and the following Appendices: “Optional Enhanced Death Benefits,” “Optional Guaranteed Minimum Withdrawal Benefits” and/or “Optional Guaranteed Minimum Income Benefits.”

Withdrawal Charges

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on the length of time a Purchase Payment has been in your Contract, and the amount of the withdrawal we attribute to unliquidated Purchase Payments.

Amounts to Which Withdrawal Charges Do Not Apply. We do not assess a withdrawal charge with respect to: (i) earnings accumulated in the Contract; (ii) Payment Enhancements (where applicable) and any earnings attributable to Payment Enhancements; (iii) certain other “free Withdrawal Amounts,” described below; (iv) distributions required to satisfy federal income tax minimum distribution requirements attributable to this Contract; or (v) Purchase Payments that are no longer subject to a withdrawal charge as described in the table below. A market value charge may apply to these transactions (see “V. Description of the Contract – Market Value Charge”).

We do not impose a withdrawal charge on amounts allocated to a “free Withdrawal Amount.” In any Contract Year, (except for Ven 1 and Ven 3 Contracts) the free Withdrawal Amount for that year is the greater of:

●	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); and
●	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

See below for a description of the Ven 1 and Ven 3 free Withdrawal Amounts.

Amounts to Which Withdrawal Charges Do Apply. We first allocate a withdrawal to any free Withdrawal Amount and second to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals of Purchase Payments in excess of the free Withdrawal Amount that have been taken to date).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be “liquidated” on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge.

How We Determine the Withdrawal Charge. We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees, and any taxes. In the case of a withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charge.” Withdrawals from the Fixed Investment Options may be subject to a market value charge in addition to the withdrawal charge.

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Ven 1 Withdrawal Charge. The withdrawal charge (may also be referred to as “surrender charge”) assessed under the Ven 1 Contract is 5% of the lesser of (1) the amount surrendered or (2) the total of all Purchase Payments made within the sixty months immediately preceding the date of surrender. The charge is deducted from the Contract Value remaining after the Contract Owner is paid the amount requested, except in the case of a complete surrender when it is deducted from the amount otherwise payable. After the first Contract Year, no withdrawal charge will be made on that part of the first surrender in any Contract Year which does not exceed 10% of the Contract Value computed as of the date of such surrender. The right to surrender up to 10% of the Contract Value free of any withdrawal charge does not apply to Contracts issued in connection with Section 403(b) Plans. There is no withdrawal charge on distributions made as a result of the death of the Annuitant or Contract Owner. Under no circumstances will the total of all withdrawal charges exceed 5% of total Purchase Payments. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the Fee Table.

Ven 3 Withdrawal Charge. The withdrawal charge assessed under the Ven 3 Contract is 5%. The free Withdrawal Amount in any Contract Year is the greater of: (1) 10% of the Contract Value at the beginning of the Contract Year, or (2) 10% of the total Purchase Payments made in the current Contract Year and the preceding 4 Contract Years plus the amount of all unliquidated Purchase Payments made 5 or more Contract Years prior to the current Contract Year. Therefore, no withdrawal charge will apply to any Purchase Payment that has been in the Contract for at least 5 years. After all Purchase Payments have been liquidated, any accumulated earnings (i.e., the excess of the Contract Value on the date of the withdrawal over the unliquidated Purchase Payments) may be withdrawn free of charge. Under no circumstances will the total of all withdrawal charges exceed 5% of total Purchase Payments. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the Fee Table.

Ven 7, Ven 8 and Ven 9 Withdrawal Charge. In no event will the total withdrawal charges exceed 6% of the total Purchase Payments. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the Fee Table.

Ven 20, 22, 24 and Venture® 2006 Withdrawal Charge. We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount, and in no event will the total withdrawal charges exceed 6% (8% if you elected the Payment Enhancement Rider in New York) of the total Purchase Payments. Upon a full surrender of a Venture® Contract issued on and after April 1, 2003, John Hancock USA will liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge. Upon full surrender of a John Hancock USA Contract issued before April 1, 2003, and for all John Hancock New York Contracts, we will liquidate the excess of the Contract Value over the free Withdrawal Amount, if lower.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

John Hancock USA Contracts – Withdrawal Charges

(as percentage of Purchase Payments)

	Ven 20 Ven 22 Venture® 2006	Ven 7 Ven 8	Ven 1 Ven 3
First Year Second Year Third Year Fourth Year Fifth Year Sixth Year Seventh Year Thereafter	6% 6% 5% 5% 4% 3% 2% 0%	6% 6% 5% 4% 3% 2% 0% 0%	5% 5% 5% 5% 5% 0% 0% 0%

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John Hancock New York Contracts – Withdrawal Charges

(as percentage of Purchase Payments)

	Ven 24 Venture® 2006 (With Payment Enhancement)	Ven 24 Venture® 2006 (Without Payment Enhancement)	Ven 9
First Year Second Year Third Year Fourth Year Fifth Year Sixth Year Seventh Year Eighth Year Thereafter	8% 8% 7% 7% 5% 4% 3% 1% 0%	6% 6% 5% 5% 4% 3% 2% 0% 0%	6% 6% 5% 4% 3% 2% 0% 0% 0%

Waiver of Applicable Withdrawal Charge – Confinement to Eligible Nursing Home

(John Hancock USA Contracts only; not available in MA and NY)

For Contracts issued on or after May 1, 2002 (in states where approved), any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all of the following apply:

●	the Owner has been confined to an “Eligible Nursing Home” for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);
●	the confinement began at least one year after the Contract Date;
●	confinement was prescribed by a “Physician”;
●	both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and
●	the request for a total withdrawal and “Due Proof of Confinement” are received by us, in Good Order, no later than 90 days after discharge.

An “Eligible Nursing Home” is a licensed “Long Term Care Facility” or “Hospital” providing medically necessary inpatient care that is prescribed in writing by a licensed “Physician” and is based on physical limitations which requires daily living in an institutional setting. A “Long Term Care Facility” is a facility which: (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it is located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A “Hospital” is a facility which: (a) is licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed “Physicians”; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A “Physician” is a person other than you, the Annuitants(s) or a member of your or the Annuitant’s families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

“Due Proof of Confinement” is a letter signed by a Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver described above is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver is not available in all states and was not available for Contracts issued prior to May 1, 2002. Certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59 1⁄2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).Please consult with your own qualified tax professional before requesting the waiver.

There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., “Reduction or Elimination of Charges and Deductions,” below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

Annual Contract Fee

We deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Account and the Company in connection with the Contracts. However, if prior to the Maturity Date the Contract Value is equal to or greater than $99,000 at the time of the fee’s assessment, the fee will be waived. (There is no provision for waiver under Ven 1, Ven 3, Ven 7, Ven 8 and Ven 9 Contracts.) We deduct this administration fee

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on the Contract Anniversary during the Accumulation Period. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If you withdraw the entire Contract Value on a day other than the Contract Anniversary, we will deduct the $30 Contract fee from the amount paid. During the Pay-out Period, we deduct the fee on a pro-rata basis from each annuity payment.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts. We do not assess asset-based charges against Fixed Investment Options.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option, to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the administration fee. (We do not separately identify an administration fee for Ven 1 Contracts.)

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 1.25% of the value of the Variable Investment Options for all Contracts except Ven 1 and Venture® 2006 Contracts, 1.30% for Ven 1 Contracts, and 1.00% for the first 7 Contract Years (8 Contract Years if you elect the Payment Enhancement Rider) and 0.85% thereafter for Venture® 2006 Contracts. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the asset-based charges are insufficient to cover the actual cost of the mortality and expense risks assumed, we bear the loss. Conversely, if the charges prove more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Reduction or Elimination of Charges and Deductions

(Not available in New York)

We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales to individuals or to a group of individuals in a manner that resulted in savings of sales or maintenance expenses or that we expected to result in reduction of other risks that are normally associated with the Contracts. We determined entitlement to such a reduction in the charges or deductions in the following manner:

●	We considered the size and type of group to which sales are made. Generally, per Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts;
●	We considered the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones;
●	We considered the nature of the group or class for which the Contracts were purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts;
●	We considered any prior or existing relationship with us. Per-Contract sales expenses were likely to be less when there was a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts;
●	We considered the level of commissions paid to selling broker-dealers. Certain broker-dealers may have offered the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may have elected to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses; and
●	There may have been other circumstances that resulted in reduced expenses.

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If after consideration of the foregoing factors, we determined that there would be a reduction in expenses, we provided a reduction in the charges or deductions. In the case of group contracts, we may have issued Contracts with a mortality and expense risks charge at rates less than those set out above, if we concluded that the mortality or expense risks of the groups involved were less than the risks determined for persons for whom the Contracts have been generally designed. In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time.

We eliminated the withdrawal charge when a Contract was issued to officers, trustees, directors or employees (or a relative thereof) of ours, of any of our affiliates, or of the John Hancock Variable Insurance Trust.

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount of the Purchase Payments.

Premium Tax Rate[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME2	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

[1] Based on the state of residence at the time the tax is assessed.

[2] We pay premium tax upon receipt of Purchase Payment.

[3] 0.08% on Purchase Payments in excess of $500,000.

[4] Referred to as a “maintenance fee.”

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VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex; please consult your own qualified tax professional with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax professional if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

●	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.
●	Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” of an optional GMWB Rider, using the Contract Value. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.
●	Any annuity payments that you receive under an Annuity Option, including Annuity Options that are available only when you elect a GMWB Rider, will be taxed in the manner described in “Taxation of Annuity Payments” below.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

●	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.
●	The amount of any required minimum distributions may be increased under federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.

You should consult with your own qualified tax professional for information on any optional benefit Rider.

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General Information Regarding Nonqualified Contracts

(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult your own qualified tax professional if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the existing Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis

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transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

Please consult with your own qualified tax professional in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax professional.

Taxation of Annuity Payments

When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals, Transfers and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same as an actual withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.

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When an individual Owner transfers ownership of a Contract issued after April 22, 1987 without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner’s investment in the Contract is increased by the amount included in the transferor’s gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and Annuitant are not the same person and are not married to each other. A qualified tax professional should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

●	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
●	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
●	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

●	if received in a single sum, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
●	if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or
●	if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	attributable to the Contract Owner becoming disabled (as defined in the tax law);
●	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
●	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated Beneficiary;* or
●	made with respect to certain annuities issued in connection with structured settlement agreements.

*	You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular

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subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Medicare Tax on Unearned Income

A Medicare tax applies to certain unearned income at a maximum rate of 3.8% for taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

Please consult your own qualified tax professional for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the expected payout. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

General Information Regarding Qualified Contracts

(Contracts Purchased to Fund an IRA or Other Qualified Plan)

Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of Contracts with the various types of Qualified Plans.

When we issued a Contract in connection with a Qualified Plan (“Qualified Contract”), we may have amended the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

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Please consult your own qualified tax professional for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.

Additional Purchase Payments to Qualified Contracts

You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations):

●	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;
●	as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or
●	by making annual contributions to the extent permitted under the Code.

*	We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.

Distribution Requirements

The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.

Traditional IRAs

Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Under our administrative rules beginning February 2009, we did not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as an inherited IRA or an inherited Roth IRA.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

Distributions from a Traditional IRA

In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1⁄2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

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You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.

A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1⁄2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax professional.

If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
●	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.*

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, please consult your own qualified tax professional.

If you rollover a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

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Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include: (i) required minimum distributions as described in section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments;” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in retirement plans described in sections 401(a), 403(a), 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to Contracts issued as Roth IRAs. Please read “Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70 1⁄2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax professional. Under our administrative rules beginning February 2009, we did not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as a Roth IRA.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

●	made after the Owner turns age 59 1⁄2;
●	made after the Owner’s death;
●	attributable to the Owner being disabled; or
●	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12-month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1⁄2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “V. Description of the Contract – Purchase Payments” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more information about the impact of withdrawals.

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If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.

Other Qualified Plans

You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:

Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.” Please see the SAI for information on withdrawal restrictions under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Corporate and Self- Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans; however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax- Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income. Please see the SAI for information on restrictions under the Texas Optional Retirement Program. You may request a copy of the SAI from the Annuities Service Center.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

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Collecting and Using Information

Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as Contract Values, Purchase Payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an Additional Purchase Payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract used in a Section 403(b) Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

Contributions to Other Qualified Plans

You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

Distributions from Other Qualified Plans

If permitted under your plan, you may take a withdrawal in the form of a distribution:

●	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA;
●	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a SIMPLE IRA, but only after the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer*; or
●	from a Contract intended for use with a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.

* Note that if your Contract is a SIMPLE IRA, it does not accept a rollover from any Qualified Plan other than another SIMPLE IRA.

In addition, if your Spouse is your designated beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct rollover to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary.

You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.

Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with your own qualified tax professional for further information.

Required Minimum Distributions from Other Qualified Plans

Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to

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the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of:

●	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 70 1⁄2; or
●	April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.

Penalty Tax on Premature Distributions from Other Qualified Plans

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of distributions from certain Qualified Contracts, including a SIMPLE IRA, the penalty tax does not apply to a payment:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
●	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated beneficiary” (as defined in the tax law).*

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, please consult your own qualified tax professional.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except: (i) minimum distributions required under section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments;” and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If we have to withhold a portion of your distribution, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. You should seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Designated Roth Accounts within Other Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

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Rollover to a Roth IRA

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.

You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.

If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.

Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “403(b) Plan”), we may restrict your ability to make Additional Purchase Payments unless: (a) we receive the Additional Purchase Payment directly from the 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us; (b) we have entered into an agreement with your 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”); and (c) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your 403(b) Plan.

Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a 403(b) Plan to a previously issued Contract used in a 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment, the transfer may be treated as a taxable transaction.

Please see the SAI for information regarding withdrawals under 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.

Loans under section 403(b) of the Code

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You may be eligible for a loan of some or all of your Contract Value if:

●	We issued your Contract prior to November 12, 2007;
●	Your Contract does not contain a GMWB Rider;
●	Your Contract is intended for use with a retirement plan qualified under section 403(b) of the Code;
●	The retirement plan is not subject to Title 1 of ERISA; and
●	Your retirement plan permits you to request the loan.

Loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid.

Loans are subject to the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time you apply for a loan. Because the rules governing loans under section 403(b) Contracts are complicated, please consult your own tax professional before exercising any loan privilege for which you are eligible. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse income tax consequences to you.

We deduct the amount of any Unpaid Loans from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

If you have a loan outstanding under a Contract intended for use with a Section 403(b) Plan, any surrender or transfer of your Contract may subject you to income taxation on the amount of the loan balance.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Professional

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information,please consult your own qualified tax professional.

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VIII. General Matters

Asset Allocation Services

We are aware that certain third parties may have offered asset allocation services (“Asset Allocation Services”) in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account’s policies that we have adopted to discourage disruptive frequent trading activity. (See “Transfers Among Investment Options.”) We do not endorse, approve or recommend such services in any way. If you authorize payment for such services from your Contract Value: (1) we treat the payments as withdrawals under the terms described earlier in this Prospectus; and (2) any such withdrawals may incur a withdrawal charge or other fee under the terms described in this Prospectus, which would be separate and in addition to any other charges and fees you may pay for other withdrawals. (See “V. Description of the Contract – Accumulation Period Provisions – Withdrawals” for information about the treatment of withdrawals under the Contract. You should also refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” or Appendix D: “Optional Guaranteed Minimum Income Benefits,” if you purchased one of our optional benefit Riders, for information about the impact of withdrawals on the Rider’s benefits.)

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210-2805. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from a Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.

The individual representative who sold you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker-dealers that provided marketing support and training services to the broker-dealers that sold and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 8% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VI. Charges and Deductions”).

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected broker-dealers (“firms”). We determined which firms to support and the extent of the

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payments that we made and may continue to make. Under these arrangements, the form of payment may have been any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

In consideration of these arrangements, a firm may have given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing and on-going training and servicing activities by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.

These arrangements were not offered to all firms, and the terms of such arrangements differed between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts, although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provide additional information on special compensation or reimbursement arrangements in the SAI, which is available upon request. Any such compensation, which may have been significant at times, does not result in any additional direct charge to you by us.

Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may have included, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsored, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may have received gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. As a result, registered representatives may have been motivated to recommend one of our contracts over another issuer’s contract.

For sales representatives of certain affiliates, the amount of additional compensation paid was based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervised these sales representatives may also have been entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers was primarily based on sales of proprietary products, these sales representatives and their managers had an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

Contracts Sold Directly Without Payment of Any Sales Compensation

(John Hancock USA Contracts only; not available in NY)

The Contract may have been sold directly to certain individuals under various circumstances that did not involve payment of any sales compensation to a registered representative. The following classes of individuals are eligible for this waiver:

●	officers, directors, trustees or employees (or a relative thereof) of John Hancock USA, Manulife, the John Hancock Variable Insurance Trust or any of their affiliates; and
●	employees and registered representatives (and their immediate families) of registered broker-dealers (or their financial institutions) that: (1) have a sales agreements with John Hancock USA and its principal underwriter, JH Distributors, to sell the Contracts; and (2) have approved the payment of the credit to their employees and registered representatives.

Transaction Confirmations

We send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on page ii of this Prospectus for more information on electronic transactions.

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Reinsurance Arrangements

From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits, and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contracts, including the optional benefit Riders, and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus, and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Special Compensation and Reimbursement Arrangements

Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Special Compensation and Reimbursement Arrangements

Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2016 and 2015, and its Separate Account financial statements for the year ended December 31, 2016 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2016, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

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Appendix A: Examples of Calculation of Withdrawal Charge

(for Ven 20, 22, 24 and Venture® 2006 Contracts)

The following examples do not illustrate withdrawal charges applicable to Ven 7, Ven 8, Ven 9, Ven 3 or Ven 1 Contracts. The length and duration of these withdrawal charges for these versions of the Contract differs as shown in the Fee Tables.

Example 1. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made, there are no withdrawals, and the Payment Enhancement is not elected. The table below illustrates five examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values. During any Contract Year the free Withdrawal Amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior withdrawals in that Contract Year.

Contract	Hypothetical	Free Withdrawal	Payments	Withdrawal Charge
Year	Contract Value	Amount	Liquidated	Percent	Amount
2	$55,000	$5,000[1]	$50,000	6%	$3,000
4	50,500	5,000[2]	45,500	5%	2,275
6	60,000	10,000[3]	50,000	3%	1,500
7	35,000	5,000[4]	45,000[4]	2%	900
8	70,000	20,000[5]	50,000	0%	0

[1]  In the second Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free Withdrawal Amount).

[2]  In the example for the fourth Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free Withdrawal Amount is equal to 10% of payments ($50,000 × 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free Withdrawal Amount).

[3]  In the example for the sixth Contract Year, the accumulated earnings of $10,000 is greater than 10% of payments ($5,000), therefore the free Withdrawal Amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated (Contract Value less free Withdrawal Amount).

[4]  In the example for the seventh Contract Year, the Contract has negative accumulated earnings ($35,000 – $50,000), so the free Withdrawal Amount is equal to 10% of payments ($50,000 × 10% = $5,000) and the withdrawal charge is applied to total payments less the free Withdrawal Amount. This calculation only applies to Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for any John Hancock New York Contract, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free Withdrawal Amount. In this example, the payments liquidated would be $30,000 ($35,000 – $5,000).

[5] There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 7 years.

Example 2. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made, the Payment Enhancement is not elected, and there are a series of four withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

The free Withdrawal Amount during any Contract Year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100% of all prior withdrawals in that Contract Year.

Hypothetical	Withdrawal	Free Withdrawal	Payments	Withdrawal Charge
Contract Value	Requested	Amount	Liquidated	Percent	Amount
$65,000	$2,000	$15,000[1]	$0	5%	$0
49,000	5,000	3,000[2]	2,000	5%	100
52,000	7,000	4,000[3]	3,000	5%	150
44,000	8,000	0[4]	8,000	5%	400

[1]  For the first example, accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of payments less prior withdrawals ($5,000 – 0). The amount requested ($2,000) is less than the free Withdrawal Amount so no payments are liquidated and no withdrawal charge applies.

[2]  The Contract has negative accumulate earnings ($49,000 – $50,000), so the free Withdrawal Amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current Contract Year, the remaining free Withdrawal Amount during the third Contract Year is $3,000. The $5,000 withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.

[3]  The Contract has increased in value to $52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 – $2,000 – $5,000 <0). Hence the free withdrawal amount is $4,000. Therefore, $3,000 of the $7,000 withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.

[4]  The free Withdrawal Amount is zero since the Contract has negative accumulated earnings ($44,000 – $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of payments would be available again for withdrawal requests during that year.

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Appendix B: Optional Enhanced Death Benefits

This Appendix provides a general description of the optional enhanced death benefits that may have been available at the time you purchased a Venture® Contract. If you purchased an optional enhanced death benefit Rider, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any enhanced death benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about taxes applicable to optional benefit Riders.

The following is a list of the various optional enhanced death benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

●	Guaranteed Earning Multiplier Death Benefit (Not offered in New York or Washington)
●	Triple Protection Death Benefit (Not offered in New York or Washington)
●	Enhanced Death Benefit (Ven 7 and Ven 8 Contracts only)
●	Annual Step-Up Death Benefit (Venture® 2006 Contracts only)

Guaranteed Earnings Multiplier

(Not offered in New York or Washington)

Depending on availability, you may have elected the optional Guaranteed Earnings Multiplier benefit for an additional charge of 0.20% of the value of the Variable Investment Options. With this benefit, on the death of any Contract Owner prior to the Maturity Date, John Hancock USA will pay the death benefit otherwise payable under the Contract plus the benefit payable under the Guaranteed Earnings Multiplier. Election of the Guaranteed Earnings Multiplier may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, the Guaranteed Earnings Multiplier provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of certain Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals.

The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:

(i)	is equal to the Guaranteed Earnings Multiplier benefit prior to the withdrawal; and
(ii)	is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

If the Beneficiary under the Contract is the deceased Owner’s Spouse and elects not to take the death benefit as a lump sum, upon the death of any Owner the Contract and Guaranteed Earnings Multiplier will continue with the surviving Spouse as the new Contract Owner. In this case, upon the death of the surviving Spouse prior to the Maturity Date, a second Guaranteed Earnings Multiplier benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Guaranteed Earnings Multiplier benefit payable on the death of the surviving Spouse, the Guaranteed Earnings Multiplier benefit will be equal to zero on the date of the first Contract Owner’s death and the death benefit payable upon the first Contract Owner’s death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with withdrawals prior to the date of the first Contract Owner’s death, will not be considered in determining the Guaranteed Earnings Multiplier benefit.

Termination of the Guaranteed Earnings Multiplier

Guaranteed Earnings Multiplier will terminate upon the earliest to occur of: (a) the date the Contract terminates; (b) the Maturity Date; or (c) the date on which the Guaranteed Earnings Multiplier benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s Spouse is the Beneficiary, the Spouse may elect to continue the Contract (including Guaranteed Earnings Multiplier) as the new Owner.

Guaranteed Earnings Multiplier Fee

A daily charge at an annual effective rate of 0.20% of the value of each Variable Investment Option is deducted from each Subaccount for the Guaranteed Earnings Multiplier.

The election of Guaranteed Earnings Multiplier on a Contract may not always be in your interest since an additional fee is imposed for this benefit.

Triple Protection Death Benefit

(Not offered in New York or Washington)

Depending on availability, you may have elected the Triple Protection Death Benefit, which provides a death benefit upon the death of any Owner prior to the Maturity Date. Under Triple Protection Death Benefit, no death benefit is payable on the death of any Annuitant, except that if any Contract Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. This benefit was available for Contracts issued between December 2003 and December 2004.

Once the Triple Protection Death Benefit is elected, it is irrevocable. If the Triple Protection Death Benefit is elected, the death benefit paid under the Triple Protection Death Benefit replaces any death benefit paid under the terms of the Contract. An additional annual fee of 0.50% (as a percentage of the Triple Protection Death Benefit) is imposed for the Triple Protection Death Benefit (see “Triple Protection Death Benefit Fee” below). Once the Triple Protection Death Benefit is elected, the Owner may only be changed to an individual that is the same age or younger than the oldest current Owner.

The death benefit paid under the Triple Protection Death Benefit is determined as of the date on which written notice and proof of death and all required forms are received in good order at our Annuities Service Center. The amount of the Triple Protection Death Benefit is equal to the “‘Enhanced Earnings Death Benefit’ Factor”* plus the greatest of:

●	the Contract Value;
●	the Return of Purchase Payments Death Benefit Factor*;
●	the Annual Step-Up Death Benefit Factor*; or
●	the Graded Death Benefit Factor*.

(*defined below)

We may offer other optional Riders whose benefits and the names of such benefits are similar to the Triple Protection Death Benefit Factor. These other optional Riders are separate and distinct from the Triple Protection Death Benefit Factor; they contain separate optional Rider charges and their benefits and limitations may be different.

If there is any Debt under the Contract, the Triple Protection Death Benefit equals the amount described above less the Debt amount.

If the Beneficiary is the deceased Owner’s Spouse, and the Triple Protection Death Benefit is not taken in one sum immediately, the Contract and the Triple Protection Death Benefit Rider will continue with the surviving Spouse as the new Owner. Upon the death of the surviving Spouse prior to the Maturity Date, a second Triple Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Triple Protection Death Benefit, payable upon the death of the surviving Spouse:

●	The Triple Protection Death Benefit paid upon the first Owner’s death (“first Triple Protection Death Benefit”) is not treated as a Purchase Payment to the Contract;
●	In determining the “Enhanced Earnings Death Benefit” Factor (see “‘Enhanced Earnings Death Benefit’ Factor” below), on the date the first Triple Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Triple Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with withdrawals taken after the date the first Triple Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date the first Triple Protection Death Benefit was paid will not be considered in the determination of the “Enhanced Earnings Death Benefit” Factor;
●	In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-Up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Triple Protection Death Benefit was paid will be considered.

Return of Purchase Payments Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with withdrawals (see “Withdrawal Reductions” below).

“Enhanced Earnings Death Benefit” Factor. For purposes of the Triple Protection Death Benefit, the “Enhanced Earnings Death Benefit” Factor is equal to 50% multiplied by Earnings, as defined under the “Enhanced Earnings Death Benefit” Factor calculation of the Triple Protection Death Benefit Rider. For purposes of the “Enhanced Earnings Death Benefit” Factor calculation, Earnings are equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with withdrawals (see “Example” and “Withdrawal Reductions” below).

The Maximum “Enhanced Earnings Death Benefit” Factor is equal to 100% of the Earnings Basis.

Example. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no Additional Purchase Payments and you take no withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Triple Protection Death Benefit. Based on these assumptions:

●	The “Earnings Basis” is equal to 150% of $100,000, or $150,000.
●	“Earnings” are equal to $175,000 minus $150,000, or $25,000.
●	The “Enhanced Earnings Death Benefit” Factor is equal to 50% of $25,000, or $12,500.

Note that for purposes of the Triple Protection Death Benefit, “Earnings” will always be less than the excess of Contract Value over Purchase Payments. In this example, “Earnings” are less than $75,000 (or $175,000 minus $100,000).

Annual Step-Up Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Triple Protection Death Benefit Rider but prior to the oldest Owner’s turning age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with withdrawals since that Contract Anniversary (see “Withdrawal Reductions” below).

Graded Death Benefit Factor. For purposes of the Triple Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

1.	is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

Number of Complete Years Payment has been in Contract	Payment Multiplier*
0	100%
1	110%
2	120%
3	130%
4	140%
5	150%

*If a Purchase Payment is received on or after the oldest Owner’s 71st birthday, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.

2.	is equal to the sum of Withdrawal Reductions in connection with withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with withdrawals taken plus $250,000.

Withdrawal Reductions. If total withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the “Annual Withdrawal Limit”), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each withdrawal.

The guaranteed death benefits provided by Triple Protection Death Benefit are adjusted at the point of each withdrawal but may be recalculated if subsequent withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract

Year will be recalculated and will reduce the appropriate value proportionally. If a subsequent Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

Investment Options

We reserve the right to restrict Investment Options at any time. We will notify the Owner in writing at least 30 days prior to restricting an Investment Option. If we restrict an Investment Option, you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to the terms of the Contract.

At the current time, there are no additional Investment Option restrictions imposed when the Triple Protection Death Benefit Rider is chosen.

Termination of Triple Protection Death Benefit Rider

The Owner may not terminate the Triple Protection Death Benefit Rider. However, the Triple Protection Death Benefit will terminate automatically upon the earliest of:

●	the date the Contract terminates;
●	the Maturity Date; or
●	the later of the date on which the Triple Protection Death Benefit is paid, or the date on which the second Triple Protection Death Benefit is paid, if the Contract and the Triple Protection Death Benefit Rider are continued by the surviving Spouse after the death of the original Owner.

Triple Protection Death Benefit Fee

Prior to termination of the Triple Protection Death Benefit Rider, on each Contract Anniversary, the Triple Protection Death Benefit fee is calculated by multiplying 0.50% by the Triple Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Triple Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a total withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Triple Protection Death Benefit fee from the amount paid upon withdrawal. The Triple Protection Death Benefit fee will be determined based on the Triple Protection Death Benefit that would have been payable had death occurred immediately prior to the total withdrawal. For purposes of determining the Triple Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

Enhanced Death Benefit

An Enhanced Death Benefit was available for certain Ven 7 and Ven 8 Contracts. If you purchased this optional benefit Rider, we “step up” the minimum death benefit each Contract Year instead of over the six Contract Year period described in the “Death Benefit During Accumulation Period” section of the Prospectus. In addition, if the Annuitant dies after the first of the month following his or her 85th birthday, the death benefit during the Accumulation Period is the greater of:

●	the Contract Value; or
●	the total amount of Purchase Payments less any amounts deducted in connection with withdrawals.

If you purchased this optional benefit, you paid the greater of: (i) at least 10% of all Purchase Payments made to the Contract through the date the Enhanced Benefit first became available in the state where your Contract was issued; or (ii) $10,000.

This Enhanced Death Benefit became available for Ven 7 and Ven 8 Contracts issued:

After:	In the states of:
August 15, 1994	Florida, Maryland and Washington
October 3, 1994	Idaho, New Jersey and Oregon
January 3, 1995	California

This Enhanced Death Benefit was also available for Contracts issued prior to August 15, 1994. Contracts with a Contract Date prior to the date the Enhanced Death Benefit first became available in the state of issue may also have been exchanged for a new Contract which provides for an alternative enhanced death benefit.

Annual Step-Up Death Benefit

You may have elected the optional Annual Step-Up Death Benefit:

●	for an additional charge of 0.20% of the value of the Variable Investment Options;
●	as long as you met our issue age requirements (see below); and
●	for Contracts issued in February 2009 and later, if the Contract was not intended to be used with an IRA you inherited from someone else (sometimes referred to as a “Beneficiary IRA”), unless you are the Spouse of the decedent and own the IRA in your own name.

For Contracts issued after June 2010 (dates may vary by state), the Annual Step-Up Death Benefit was only available if you (and every joint Owner) were under age 75 when we issued the Contract.

For all Contracts issued prior to June 2010 (dates may vary by state), the Annual Step-Up Death Benefit was available only if you (and every joint Owner) were under age 80 when we issued the Contract.

The Annual Step-Up Death Benefit was only available at Contract issue and cannot be revoked once elected.

Rider Benefit

The amount of the death benefit for the Annual Step-Up Death Benefit is the greater of:

●	the death benefit described under “Death Benefit During Accumulation Period”; or
●	the Annual Step-Up Death Benefit.

For Contracts issued after June 2010 (dates may vary by state), the Annual Step-Up Death Benefit is the highest Anniversary Value that may be achieved before you (or any joint Owner) reach 75 years old.

For all Contracts issued prior to June 2010 (dates may vary by state), the Annual Step-Up Death Benefit is the highest Anniversary Value that may be achieved before you (or any joint Owner) reach 81 years old.

Anniversary Value. For purposes of the Rider, the greatest Anniversary Value is equal to the Contract Value on each Contract Anniversary, plus any subsequent Purchase Payments, less any amounts deducted in connection with withdrawals since the Contract Anniversary. The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (a) multiplied by (b) where:

(a)	is equal to the Annual Step-Up Death Benefit prior to the withdrawal; and
(b)	is equal to the Withdrawal Amount divided by the Contract Value prior to the withdrawal.

Additional Purchase Payments. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the Annual Step-Up Death Benefit Rider. Our restrictions on Additional Purchase Payments, however, may prevent you from increasing the death benefit under your Contract based on Additional Purchase Payments, and may also prevent you from increasing the amounts we guarantee under an Annual Step-Up Death Benefit Rider.

Continuation of Rider upon Death of Owner. If the Beneficiary under the Contract is the Contract Owner’s surviving Spouse and elects to continue the Contract, the Contract and the Annual Step-Up Death Benefit will continue with the surviving Spouse as the new Contract Owner, subject to our issue age rules. For purposes of calculating the Annual Step-Up Death Benefit payable upon the death of the surviving Spouse, the death benefit paid upon the first Owner’s death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date the first death benefit is paid will be excluded from consideration in determining the Annual Step-Up Death Benefit. In determination of the Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries are set to zero as of the date the first death benefit is paid.

Termination of the Optional Annual Step-Up Death Benefit

The Annual Step-Up Death Benefit will terminate upon the earliest to occur of:

(a)	the date the Contract terminates;
(b)	the Maturity Date;
(c)	the date on which the Annual Step-Up Death Benefit is paid; and
(d)	(for Contracts issued on or after June 18, 2010 (dates may vary by state)) the date the Owner is changed or the Contract is assigned, unless:
(i)	the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or
(ii)	the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual; or
(iii)	the change is from one guardian, custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or
(iv)	the Ownership is transferred to the Owner’s Spouse following the death of the Owner; or

(v)	the Contract is assigned to a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or
(vi)	the assignment is for purposes of a tax qualified exchange.

Annual Step-Up Death Benefit Fee

A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.

Qualified Plans

If you use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax professional.

The Annual Step-Up Death Benefit may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.

Appendix C: Optional Guaranteed Minimum Withdrawal Benefits

This Appendix describes the following optional guaranteed minimum withdrawal benefit (“GMWB”) Riders that may be part of a previously issued Contract:

Income Plus For Life® Series Riders:

●	Income Plus For Life® 1.11 Series:
○	Income Plus For Life® 1.11
○	Income Plus For Life – Joint Life® 1.11
●	Income Plus For Life® 5.09 Series:
○	Income Plus For Life® 5.09
○	Income Plus For Life – Joint Life® 5.09
●	Income Plus For Life® 12.08 Series:
○	Income Plus For Life® 12.08
○	Income Plus For Life – Joint Life® 12.08
●	Income Plus For Life® (Quarterly Step-Up Review) Series
○	Income Plus For Life® (Quarterly Step-Up Review)
○	Income Plus For Life – Joint Life® (Quarterly Step-Up Review)
●	Income Plus For Life® (Annual Step-Up Review) Series*
○	Income Plus For Life® (Annual Step-Up Review)
○	Income Plus For Life – Joint Life® (Annual Step-Up Review)

* The Income Plus For Life® (Annual Step-Up Review) Series Riders were previously referred to as “Income Plus For Life®” and “Income Plus For Life – Joint Life®.”

Principal Plus for Life Series Riders

●	Principal Plus for Life
●	Principal Plus for Life Plus Automatic Annual Step-Up
●	Principal Plus for Life Plus Spousal Protection

Principal Plus Rider

Principal Returns Rider

These optional GMWB Riders are no longer available to be added to your Contract. If you purchased any of these Riders, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

We describe a different type of optional benefit Rider, known as a “Guaranteed Minimum Income Benefit Rider,” in Appendix D.

General Information about Guaranteed Minimum Withdrawal Benefit Riders

This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider’s features in the sections that follow.

Forms of Guaranteed Amounts

Our GMWB Riders provide two different types of benefits:

Lifetime Income Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two (“joint”) lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.

Guaranteed Withdrawal Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a “Guaranteed Withdrawal Balance”). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.

The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.

Covered Person(s)

Please review the “Features” section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or on joint lives.

Single Life Guarantee. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.

EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

Joint Life Guarantee. For Riders that provide a lifetime income guarantee based on the lifetime durations of two Covered Persons, we determined the Covered Persons at the time you elected the Rider. A spouse may need to qualify as a “spouse” under state law (a “Spouse”) to be treated as a Covered Person under the Contract.

For Riders issued with Nonqualified Contracts:

●	both Spouses must be named as co-Owners of the Contract; or
●	if only one Spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other Spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:

●	one Spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and
●	the Owner’s Spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your Spouse become divorced after you purchased the Rider, you may not add a new Spouse as a Covered Person. If you remove your Spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see “Impact of Divorce” in “V. Description of the Contract – Accumulation Period Provisions” for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.

Availability of Guaranteed Minimum Withdrawal Benefit Riders

You could have elected a GMWB Rider at the time you purchased a Contract. Once you elected a GMWB Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

Changes to the Owner, Annuitant or Beneficiary designations after the Rider is issued may reduce, limit, or terminate benefits available under the Rider.

Rider Fees

We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the amount of the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct the pro rata share of the annual fee from the Contract Value:

●	on the date we determine the death benefit;
●	after the Annuity Commencement Date at the time an Annuity Option begins; or
●	at full surrender of the Contract; or
●	depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct any additional Rider fee during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

Fee for Income Plus For Life® 1.11 Series Riders. The current fee is equal to 1.00% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life ®1.11 or Income Plus For Life – Joint Life ®1.11 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life® 5.09 Series Riders. The current fee is equal to 0.90% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life® 5.09 or Income Plus For Life – Joint Life® 5.09 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life® 12.08 Series Riders. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life® 12.08 or Income Plus For Life – Joint Life® 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life® (Quarterly Step-Up Review) or Income Plus For Life – Joint Life® (Quarterly Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change the Income Plus For Life® (Annual Step-Up Review) or Income Plus For Life – Joint Life ® (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Principal Plus for Life. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

Fee for Principal Plus for Life Plus Automatic Annual Step-Up. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.

Fee for Principal Plus for Life Plus Spousal Protection. The fee is equal to 0.65% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any the amount of Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus for Life Plus Spousal Protection Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Spousal Protection Rider fee will never exceed 1.20%.

Fee for Principal Plus. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted by the amount of any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.

Fee for Principal Returns. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.” We reserve the right to change the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.

If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Restrictions on Additional Purchase Payments

If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract without our prior approval.

Restrictions on Additional Purchase Payments for Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other Qualified Plan, we will not accept, without our prior approval:

●	(Contracts issued in states other than OR and NJ) any Additional Purchase Payment after the first Contract Anniversary; or
●	(Contracts issued in OR or NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date if your total Additional Purchase Payments after the first Contract Anniversary exceed $100,000.

Restrictions on Additional Purchase Payments for Qualified Contracts. If we issued your Contract in connection with a Qualified Plan, including an IRA, we will not accept, without our prior approval:

●	(Contracts issued in states other than OR and NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64);
●	(Contracts issued in OR or NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64), if your total payments after the first Contract Anniversary exceed $100,000; but
●	(all Contracts) any Purchase Payment after the oldest Covered Person becomes age 81.

For Contracts issued with Principal Plus, we reserve the right to apply the Nonqualified Contract Additional Purchase Payment Restrictions to Qualified Contracts.

Additional Purchase Payments for both Nonqualified Contracts and Qualified Contracts are also subject to the following:

●	You may not make an Additional Purchase Payment, without our approval, if your Contract Value exceeds $1 million at the time of payment or if the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
●	You may not make an Additional Purchase Payment during a Rider’s Settlement Phase (see “Settlement Phase” below).

Other limitations on Additional Purchase Payments may vary by state.

If we issued your Contract in connection with an IRA, any Additional Purchase Payments that we may approve for the year that you become 70 1⁄2 and for any subsequent year must qualify as a “rollover contribution.” We are not responsible for determining if the payment is a “rollover contribution” and you should consult with a qualified tax professional regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

Approval of Additional Purchase Payments through Automatic Withdrawals from Bank Accounts and Payroll Deduction Plans. We will continue to accept Additional Purchase Payments under the terms of your Contract and GMWB Rider when made in connection with an automatic withdrawal program from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:

●	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012,
●	no automatic withdrawal program from your Contract is in effect, and
●	your Rider is not in the Settlement Phase.

Additional Purchase Payments will be subject to our prior approval, however, if any of the following apply:

●	you make the payment under a Bank Plan and it exceeds the amount authorized on May 4, 2012 to be withdrawn periodically from your bank account and paid to us as an Additional Purchase Payment; or
●	your Contract Value exceeds $1 million at the time of payment, under either a Bank Plan or Payroll Plan; or
●	your Contract Value is less than $1 million and the Additional Purchase Payment under either a Bank Plan or Payroll Plan would cause your Contract Value to exceed $1 million; or
●	(Qualified Contracts) you make the payment after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary and your total payments after the first Contract Anniversary exceed $100,000.

For Qualified Contracts, we will not accept an Additional Purchase Payment under a Bank Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. If (where permitted by state law) we intend to cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, we will mail notice to you at your last known address to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

Approval of Other Additional Purchase Payments. There may be circumstances other than as described above where we may approve Additional Purchase Payments for Contracts with GMWB Riders. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. For further information, contact your financial representative or our Annuities Service Center.

Impact of Additional Purchase Payment Restrictions on Increases in Guaranteed Amounts. The restrictions on Additional Purchase Payments described above may prevent you from increasing the amount of any Credits or Step-Ups we would otherwise have applied to the Benefit Base based on Additional Purchase Payments, and may prevent you from increasing the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments.

Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders.

If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

(a)	among the currently available individual Investment Options (see “Available Individual Investment Options” below); or
(b)	in a manner consistent with any one of the restricted Model Allocations for which you may have been eligible (see “Restricted Model Allocations” below).

Subject to our restrictions on frequent trading:

●	if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or
●	if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.

You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in “V. Description of the Contract – Accumulation Period Provisions – Withdrawals.” We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

You should consult with your financial representative to assist you in determining whether investing in any individual Investment Option or Model Allocation is suitable for your financial needs and risk tolerance.

Available Individual Investment Options. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:

●	Core Strategy Trust
●	Lifestyle Balanced MVP
●	Lifestyle Balanced PS Series
●	Lifestyle Conservative MVP
●	Lifestyle Conservative PS Series
●	Lifestyle Growth MVP
●	Lifestyle Growth PS Series
●	Lifestyle Moderate MVP
●	Lifestyle Moderate PS Series
●	Total Bond Market Trust B
●	Ultra Short Term Bond Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Investment Option, in connection with your selected Investment Options.

Restricted Individual Investment Options. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted (“Restricted Options”):

●	American Asset Allocation Trust
●	Capital Appreciation Value Trust
●	Money Market Trust

If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option, except to the Money Market Investment Option. No additional amounts may be allocated to the Money Market Investment Option. Also, you will not be able to transfer amounts from another Investment Option to any of the Restricted Options. And you will no longer be able to use the Restricted Option if at any point you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.

We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on page ii of this Prospectus. You should read a Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

Restricted Model Allocations. We do not currently make “Model Allocations” available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.

If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Source Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.

None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

Table of Restricted Model Allocations. The following 10 Model Allocations were available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.

Restricted Model Allocations:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Global Balanced PS (only available to Global Balanced investors; not available after June 30, 2014)	30% 25% 25% 20%	Fundamental Large Cap Value Trust American International Trust Lifestyle Balanced PS Series Global Bond Trust
American Global Diversification (not available after April 30, 2009)	65% 20% 10% 5%	American Global Growth Trust Bond Trust High Yield Trust American New World Trust
Fundamental Holdings of America (not available after April 30, 2009)	35% 25% 25% 15%	Bond Trust American Growth-Income Trust American Growth Trust American International Trust
Global Balanced (not available after April 30, 2007)	30% 25% 25% 20%	Fundamental Large Cap Value Trust American International Trust Lifestyle Balanced MVP Global Bond Trust
Blue Chip Balanced (not available after April 30, 2007)	40% 30% 30%	Investment Quality Bond Trust American Growth Trust American Growth-Income Trust
Value Strategy (not available after February 10, 2006)	30% 30% 20% 20%	Fundamental Large Cap Value Trust Equity Income Trust Active Bond Trust Strategic Income Opportunities Trust
Growth Blend (not available after February 10, 2006)	40% 20% 20% 20%	Blue Chip Growth Trust American Growth-Income Trust Active Bond Trust Strategic Income Opportunities Trust
Core Holdings of America (not available after August 1, 2005)	35% 25% 25% 15%	Active Bond Trust American Growth Trust American Growth-Income Trust American International Trust
Core Solution (not available after April 30, 2005)	34% 33% 33%	Strategic Income Opportunities Trust Blue Chip Growth Trust Equity Income Trust
Value Blend (not available after April 30, 2005)	40% 20% 20% 20%	Equity Income Trust American Growth Trust Active Bond Trust Strategic Income Opportunities Trust
Global (not available after April 30, 2005)	30% 30% 20% 20%	International Value Trust Global Bond Trust American Growth-Income Trust Blue Chip Growth Trust

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and, when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios,” as well as the Portfolio’s prospectus. You can obtain a Prospectus containing more complete information on each of the Portfolios by contacting the respective Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.

Increases in Guaranteed Amounts

We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments that we accept (see “Restrictions on Additional Purchase Payments,” above), Credits and Step-Ups.

Additional Purchase Payments. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders. Our restrictions on Additional Purchase Payments, however, may prevent you from increasing the amounts we guarantee under a GMWB Rider.

Credits. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.

Step-Ups. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.

We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider’s features in this Appendix.

Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders

Overview. Each of our GMWB Riders permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.

Our Income Plus For Life® Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the “Lifetime Income Amount”) during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.

Our Principal Plus, Principal Plus for Life Series Riders and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the “Guaranteed Withdrawal Amount”), beginning on the date you purchased the Rider.

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during the Rider’s Credit Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount guaranteed under the terms of the Rider you select.

If you purchased an Income Plus For Life® Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:

●	you take withdrawals prior to the Lifetime Income Date, or
●	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

Please refer to the “Features” section for each Rider for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.

Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.

Pre-authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a GMWB Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:

●	you select option A, B or C above; and
●	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

●	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59 1⁄2, a 10% penalty tax under the Code;
●	reduce the death benefit and other optional benefits;
●	cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program; and
●	may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) if you enroll in the Income Made Easy Program.

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with a GMWB Rider, you may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancies of you and your Spouse). The Life Expectancy Distribution Program may provide one or more of the following:

●	Pre-59 1⁄2 Distributions – these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or
●	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or
●	Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5). For further information on such distributions, please see “VII. Federal Tax Matters – Required Minimum Distributions.”

Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution Program may reduce future guaranteed minimum withdrawal values.

If you purchased an Income Plus For Life® Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Distribution Program on or after the Lifetime Income Date, however, we do not reduce annual withdrawal amounts under your Rider. Please refer to the “Features” section of this Appendix for more details regarding the effect that withdrawals made after the Lifetime Income Date have on the Rider’s guarantees.

The Life Expectancy Distribution Program ends when certain amounts described in the Rider are depleted to zero, or when the Contract Value is reduced to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchased.

If you are interested in the Life Expectancy Distribution Program, you may obtain further information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) or the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution Program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1⁄2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax professional.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a GMWB Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the “Features” section of each Rider for more information.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

Additional Annuity Options

In addition to the Annuity Options we provide under the Contract, we provide Annuity Options for Contracts issued with a GMWB Rider (“GMWB Alternate Annuity Options”). These GMWB Alternate Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These GMWB Alternate Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in “V. Description of the Contract – Pay-out Period Provisions”).

When you take withdrawals:

●	you have the flexibility to start and stop withdrawals;
●	you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
●	you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
●	you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders; and
●	you reduce the Contract Value available for annuitization.

When you annuitize:

●	you receive annuity payments that are fixed in amount (or in the number of units paid if you choose Variable Annuity payments);
●	your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);
●	you no longer have access to the Contract Value; and
●	your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

Special Considerations on Annuitization. The Contract, with or without a GMWB Rider, does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59 1⁄2. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

No Loans under 403(b) Plans. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our GMWB Riders.

Features of Income Plus For Life 1.11 Series Riders and Income Plus For Life 5.09 Series Riders

Covered Person(s)

The Income Plus For Life® 1.11 Series Riders and Income Plus For Life® 5.09 Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® 1.11 and 5.09) or on the lifetime duration of two Covered Persons (Income Plus For Life – Joint Life® 1.11 and 5.09).

IPFL 1.11 and 5.09 Series Rider Benefits

Lifetime Income Amount. Either Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

●	(for Income Plus For Life® 1.11 or 5.09) the Covered Person remains alive and is designated as an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or
●	(for Income Plus For Life – Joint Life® 1.11 or 5.09) either Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

●	the Benefit Rate for the Rider on the Lifetime Income Date; by
●	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life® 1.11 or 5.09): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® 1.11 or 5.09): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000).

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” below for more information.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” below for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date is the date you purchased a Rider (the Rider’s “effective date”) if the Covered Person (or the youngest Covered Person for Income Plus For Life – Joint Life® 1.11 or 5.09) would turn age 59 1⁄2 or older during the first Contract Year.

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for Income Plus For Life – Joint Life® 1.11 or 5.09) turns age 59 1⁄2. The earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and you took a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” below for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under your Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time for an Income Plus For Life® 1.11 or 5.09 Series Rider is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase either Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” below for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

Benefit Rate by Age
Covered Person’s age on the Contract Anniversary prior to the first withdrawal after the Lifetime Income Date	Income Plus For Life® 1.11 or 5.09	Income Plus For Life – Joint Life® 1.11 or 5.09
59 1⁄2 – 64	4.00%	3.75%
65 and over	5.00%	4.75%

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® 1.11 or 5.09 Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® 1.11 or 5.09 Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life 1.11 or 5.09) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

EXAMPLE: Assume that you purchased a Contract with either the Income Plus For Life® 1.11 or 5.09 Rider when your age was 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary because that is the Contract Anniversary before you turn age 59 1⁄2. If you are age 61 or older at the time you take your first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 4%. If you wait until you turn age 65 to take the first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 5%.

With the higher Benefit Rate at older ages, if you defer taking withdrawals after the Lifetime Income Date, we will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under Income Plus For Life – Joint Life ®1.11 or 5.09) on the first withdrawal after the Lifetime Income Date.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® 1.11 or 5.09 Series Rider.

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), up to a maximum Benefit Base of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base is the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

●	the Lifetime Income Date; or
●	the latest of:
○	the date of a Purchase Payment that we applied to the Benefit Base;
○	the date of a reduction in the Benefit Base; or
○	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 – $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. We offered the Income Plus For Life® 1.11 or 5.09 Series Riders with the following Credit features:

●	Annual Credit Rate – 5%
●	Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while your Rider is in effect. We will extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Annual Credits. (We may refer to the Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.

If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced, or eliminated, if the withdrawal results in a reduction of the Benefit Base.

EXAMPLE (Income Plus For Life® 1.11 and 5.09): Assume that you purchase a Contract with an Income Plus For Life® 1.11 or 5.09 Rider and you, the Covered Person, will turn age 63 during the first Contract Year. Also assume that you purchase the Contract and Rider for $100,000, you make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years. Based on your age the applicable Annual Credit Rate for those years is 5%. If you take no withdrawals during the first and second Contract Year:

●	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,250 (5% × $105,000).
●	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,500 (5% × $110,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawals and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
●	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($90,000 + $5,000) = $4,750). The Benefit Base increases to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount increases to $4,988 (5% × $99,750).

EXAMPLE (Income Plus For Life – Joint Life® 1.11 and 5.09): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 1.11 or 5.09 Rider when the younger Covered Person was age 65, you take no withdrawals during the first and second Contract Years and the applicable Annual Credit Rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, you make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

●	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $4,988 (4.75% × $105,000).
●	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,225 (4.75% × $110,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawals and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
●	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($90,000 + $5,000) = $4,750). The Benefit Base increases to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount increases to $4,738 (4.75% × $99,750).

Step-Ups. The Income Plus For Life® 1.11 and 5.09 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee will be based on the increased Benefit Base.

We also reserve the right to increase the rate of the fee for the Income Plus For Life® 5.09 Series Riders, up to a maximum rate of 1.20%, on any Step-Up Date. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE. Assume that you purchase a Contract with an Income Plus For Life® 1.11 or 5.09 Rider when you, the Covered Person, are 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit Rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, you make no Additional Purchase Payments, and the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $6,250 (5% × $125,000).

Step-Ups may occur only while either the Income Plus For Life® 1.11 or 5.09 Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® 1.11 and 5.09 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of each Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person (or younger Covered Person in the case of a joint-life Rider) when we issued the Contract and the type of guaranteed minimum withdrawal benefit you purchased. We may increase the guarantee:

●	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
●	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
●	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

EXAMPLE: If you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we reduce your Guaranteed Minimum Death Benefit on a pro rata basis. That means we reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 – 10% × $100,000).

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:

●	you take withdrawals prior to the Lifetime Income Date; or
●	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal is:

●	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date; or
●	a withdrawal (including applicable withdrawal charges) you take on or after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges), exceeds the Lifetime Income Amount for that Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” below).

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 1.11 or 5.09 Series Rider that names you as the Covered Person when you are 45. Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract, and you withdraw $5,000 of Contract Value.

In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.

Note: Withdrawals may be taxable and if made prior to age 59 1⁄2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life® 5.09): Assume that you purchase a Contract with an Income Plus For Life® 1.11 or 5.09 Rider. Also assume that when you are age 67, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/ $100,000) and since this withdrawal is an Excess Withdrawal, we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® 1.11 or 5.09): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 1.11 or 5.09 Rider. Also assume that when the younger Covered Person is age 67, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Contract Value by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

●	if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base), or
●	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus For Life® 1.11 or 5.09 Series Rider enters the Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. See “Settlement Phase” below. The Rider’s benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.

If you take Excess Withdrawals from your Contract, you risk lowering the Lifetime Income Amount guaranteed for future withdrawals, or reducing the availability or amount of future Step-Ups.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® 1.11 or 5.09 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with these Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. We reduce your Benefit Base proportionally by the amount of the withdrawal if you take a withdrawal under the Life Expectancy Distribution Program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution Program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution Program.
Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® 1.11 or 5.09 Series Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under an Income Plus For Life® 1.11 or 5.09 Series Rider begins if:

●	the Contract Value reduces to zero at any time during a Contract Year; and
●	there were no Excess Withdrawals during that Contract Year; and
●	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life® 1.11 or 5.09 Series Rider if:

●	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
●	you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value then declines to zero in that same Contract Year.

The settlement amount we pay to you under the Rider varies:

●	If the Settlement Phase begins after the Lifetime Income Date, at the start of the Settlement Phase we pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.
●	If the Settlement Phase begins before the Lifetime Income Date, we begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).
●	In lieu of annual payments of the settlement amount, we permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Our Income Plus For Life® 1.11 or 5.09 Series Riders end if (a) a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and (b) the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum. In cases where the Rider continues, we determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Income Plus For Life® 1.11 and 5.09. If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:			Then INCOME PLUS FOR LIFE® 1.11 and 5.09:
1.	Not the Covered Person	-

may continue if the Beneficiary elects to continue the Contract. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal the Benefit Rate then in effect multiplied by the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.

		-	enters its Settlement Phase if a subsequent withdrawal depletes the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
-

continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of any increase in the Benefit Base (reflecting the initial death benefit or any future Step-Ups) if at the time of the increase we also increase the rate of the Rider fee.

2.	The Covered Person	-	ends without any further benefit.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® 1.11 or 5.09 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.

The entire interest must be distributed within five years of the Owner’s death, except in the case where the Beneficiary is an individual. In that case, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. We continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”).

Income Plus For Life – Joint Life® 1.11 and 5.09. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® 1.11 or 5.09 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a

Spousal Beneficiary or (c) a Qualified Plan is the non-Spousal Beneficiary and the surviving Covered Person is a Spouse of the deceased Owner. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue periodic distributions under the Contract in lieu of receiving the Contract’s death benefit as a lump sum, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Rider fee (see “Rider Fees” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value only to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® 1.11 or 5.09 Rider is in effect, we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

●	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
●	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® 1.11 or 5.09 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life® 1.11 or 5.09 Series Rider once it is in effect. However, an Income Plus For Life® 1.11 or 5.09 Series Rider terminates automatically upon the earliest of:

●	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
●	the date an Annuity Option begins;
●	the date the Contract Value and the Benefit Base both equal zero;
●	(for Income Plus For Life® 1.11 and 5.09) the death or removal of the Covered Person;
●	(for Income Plus For Life – Joint Life® 1.11 and 5.09) the death or removal of the last Covered Person remaining under the Rider;
●	the date a new GMWB Rider becomes effective under any exchange program that we may make available; or
●	termination of the Contract.

Features of Income Plus For Life® 12.08 Series Riders

Form of Guaranteed Amounts

The Income Plus For Life® 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life ®12.08) or on the lifetime durations of two Covered Persons (Income Plus For Life –Joint Life ®12.08).

IPFL 12.08 Series Rider Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

●	(for Income Plus For Life ®12.08) the Covered Person remains alive and is designated as an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or
●	(for Income Plus For Life – Joint Life® 12.08) either Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

●	the Benefit Rate for the Rider (5% for Income Plus For Life® 12.08 and 4.75% (4.50% in New York) for Income Plus For Life – Joint Life® 12.08); by
●	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life ®12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).

The maximum Lifetime Income Amount for an Income Plus For Life® 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life Joint – Life® 12.08 Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® 12.08 Rider because we provide our guarantee over the lifetimes of two Covered Persons under that Rider.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This is the date you purchased the Rider if:

●	(for Income Plus For Life® 12.08) you were age 58 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58 1⁄2 (age 61 in NY).
●	(for Income Plus For Life – Joint Life® 12.08) both you and your Spouse were age 58 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 58 1⁄2 (age 61 in NY). (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and you take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” below for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under your Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

●	Income Plus For Life® 12.08 – 5%
●	Income Plus For Life – Joint Life® 12.08 – 4.75% (4.50% in New York).

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® 12.08 Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® 12.08 Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life 12.08) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

EXAMPLE: Assume that you purchased a Contract with the Income Plus For Life® 12.08 Rider when your age was 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary since that is the Contract Anniversary before you turn age 59 1⁄2. If you are age 61 or older at the time you take your first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 4%. If you wait until you turn age 65 to take the first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 5%.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® 12.08 Series Rider (see “Restrictions on Additional Purchase Payments,” above).

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

●	the Lifetime Income Date or
●	the latest of:
○	the date of a Purchase Payment that we applied to the Benefit Base,
○	the date of a reduction in the Benefit Base, or
○	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 – $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, because the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. The Income Plus For Life® 12.08 Series Riders provide the following Credit features:

●	Annual Credit Rate
○	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:
●	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
●	7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

○	For Contracts issued in New York with Income Plus For Life® 12.08, the Credit will be equal to:
●	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
●	6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
●	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Credit Rate on the following Contract Anniversary will be 7%.
○	For Contracts issued in New York with Income Plus For Life – Joint Life® 12.08, there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your Spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the date that the younger of you or your Spouse turns age 61, the Credit on the following Contract Anniversary will equal:
●	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
●	7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
●	Credit Period (for Annual Credits) for Income Plus For Life® 12.08 and Income Plus For Life – Joint Life® 12.08 (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
●	Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® 12.08 (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® 12.08 Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
●	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.
○	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® 12.08 Rider.

Annual Credits. (We may refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.

Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:

●	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
●	the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit Rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

●	At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,350 (5% × $107,000).
●	At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawals and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
●	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

Ten Year Credit (not available with NY Income Plus For Life® 12.08). (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life® 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)

If you take a withdrawal prior to the Target Date, we reduce the Target Amount on a pro rata basis, and we do not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only have purchased an Income Plus For Life® 12.08 Rider based on the value of its other features.

At the end of the Ten Year Credit Period, we calculate and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

●	the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
●	the Target Amount.

The Target Amount is 170% of all “Adjusted Purchase Payments” made in the first Contract Year after you purchased the Rider plus 100% of all subsequent “Adjusted Purchase Payments” you make (subject to our Purchase Payment limits) up to the Target Date.

“Adjusted Purchase Payments” for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® 12.08 Rider until the applicable Target Date. We increase the Target Amount to reflect Additional Purchase Payments during that period.

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period. We do not apply any Annual Credit or Ten Year Credit to the extent it increases the Benefit Base to an amount in excess of $5 million.

Step-Ups. The Income Plus For Life® 12.08 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up (4.75% for Income Plus For Life – Joint Life® 12.08 Riders outside New York; 4.5% in New York), and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit Rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

Step-Ups may occur only while the Income Plus For Life® 12.08 Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® 12.08 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

●	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
●	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
●	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Death Benefit During Accumulation Period” in “V. Description of the Contract”). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:

●	you take withdrawals prior to the Lifetime Income Date, or
●	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life® 12.08 Series Riders, an Excess Withdrawal is:

●	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
●	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1⁄2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1⁄2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

●	if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base), or
●	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus For Life® 12.08 Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® 12.08 benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® 12.08 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Income Plus For Life® 12.08 Series Riders (see the “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution Program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution Program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution Program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® 12.08 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

●	the Contract Value reduces to zero at any time during a Contract Year; and
●	there were no Excess Withdrawals during that Contract Year; and
●	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life® 12.08 Series Rider if:

●	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
●	you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

●	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
●	If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
●	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life® 12.08. If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:			Then INCOME PLUS FOR LIFE® 12.08:
1.	Not the Covered Person	-

may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider Fee based on the recalculated Benefit Base.

		-	enters its Settlement Phase if a subsequent withdrawal depletes the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
-

continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® 12.08 fee at that time.

2.	The Covered Person	-	ends without any further benefit.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life® 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the

Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary; or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® 12.08 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 12.08 Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

●	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
●	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® 12.08 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life® 12.08 Series Rider once it is in effect. However, an Income Plus For Life® 12.08 Series Rider terminates automatically upon the earliest of:

●	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
●	the date an Annuity Option begins;
●	the date the Contract Value and the Benefit Base both equal zero;
●	(for Income Plus For Life® 12.08) the death or removal of the Covered Person;
●	(for Income Plus For Life – Joint Life® 12.08) the death or removal of the last Covered Person remaining under the Rider;
●	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
●	termination of the Contract.

Features of Income Plus For Life® (Quarterly Step-Up Review) Series Riders

Income Plus For Life® (Quarterly Step-Up Review) Series Definitions

The following definitions apply only to the Income Plus For Life® (Quarterly Step-Up Review) Series Riders.

Age 59 Contract Anniversary means the Contract Anniversary on, or next following, the date:

●	the Covered Person turns age 59 under an Income Plus For Life® (Quarterly Step-Up Review) Rider; or
●	the younger Covered Person turns age 59 under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider.

Adjusted Step-Up Value: We establish tentative Step-Up values on each “Interim Review Date” (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

Interim Review Date: Each of the quarterly dates on which we compare the Rider’s Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.

Form of Guaranteed Amounts

The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Quarterly Step-Up Review)) or on the lifetime durations of two Covered Persons (Income Plus For Life –Joint Life® (Quarterly Step-Up Review)).

IPFL (Quarterly Step-Up Review) Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

●	(for Income Plus For Life® (Quarterly Step-Up Review)): the Covered Person remains alive and is designated as an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or
●	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): either Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

●	the Benefit Rate for the Rider (5% for Income Plus For Life® (Quarterly Step-Up Review), 4.75% for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) and 4.50% for New York Income Plus For Life – Joint Life® (Quarterly Step-Up Review)); by
●	the Benefit Base for the Rider on the Lifetime Income Date.

The maximum Lifetime Income Amount for an Income Plus For Life® (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetimes of two Covered Persons under that Rider.

EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).

We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This is the date you purchased the Rider if:

●	(for Income Plus For Life® (Quarterly Step-Up Review)) you were age 58 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58 1⁄2 (age 61 in New York).
●	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) both you and your Spouse were age 58 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 58 1⁄2 (age 61 in New York). (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and you take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

●	Income Plus For Life® (Quarterly Step-Up Review) – 5%
●	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) – 4.75% (4.50% in New York).

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® (Quarterly Step-Up Review) Rider.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider (see “Restrictions on Additional Purchase Payments,” above).

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

●	the Lifetime Income Date; or
●	the latest of:
○	the date of a Purchase Payment that we applied to the Benefit Base;
○	the date of a reduction in the Benefit Base; or
○	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 – $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase

Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. The Income Plus For Life® (Quarterly Step-Up Review) Rider provides the following Credit features:

●	Annual Credit Rate –
○	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:
●	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
●	7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
○	For Contracts issued in New York with Income Plus For Life® (Quarterly Step-Up Review), the Credit will be equal to:
●	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
●	6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
●	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Annual Credit Rate on the following Contract Anniversary will be 7%.
○	For Contracts issued in New York with Income Plus For Life – Joint Life® (Quarterly Step-Up Review), there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your Spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the younger of you or your Spouse turns age 61, the Credit on the following Contract Anniversary will equal:
●	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
●	7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
●	Credit Period (for Annual Credits) for Income Plus For Life® (Quarterly Step-Up Review) and Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
●	Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
●	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.
○	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits, provided you take no withdrawals during the previous Contract Year.

Each time you qualify, we increase the Benefit Base by an Annual Credit equal to:

●	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
●	the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We do not decrease the Annual Credit as a result of a Step-Up and do not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit Rate is

7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

●	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).
●	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit because you take a withdrawal during the year.
●	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

We do not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

Ten Year Credit. (not available with NY Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

●	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
●	the “Target Amount”(see below).

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.

The Target Amount is the greater of:

●	200% of all “Adjusted Purchase Payments” (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or
●	the highest Target Value.

In no event, however, will we set a Target Amount in excess of $5 million.

Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.

EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:

●	(200% × $100,000) + (100% × $25,000) = $225,000; or
●	200% × $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero.

Step-Ups. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:

●	the Contract Value on that date; and
●	the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.

If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:

●	the Contract Value on the Contract Anniversary; or
●	the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit Rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% ×$125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

In no event, however, would we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life® (Quarterly Step-Up Review) Series Riders, we compare the Rider’s Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an “Interim Review Date.”

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments (“Adjusted Step-Up Value”), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

Under these assumptions for a single-life Income Plus For Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value equals $105,000 at the end of Contract Year 2.

Under these assumptions for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, we also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we increase your annual

Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value equals $105,000 at the end of Contract Year 2.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee is based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life® (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Step-Ups may occur only while the Income Plus For Life® (Quarterly Step-Up Review) Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

●	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
●	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
●	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

●	you take withdrawals prior to the Lifetime Income Date, or
●	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life® (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:

●	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
●	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider that named you as the Covered Person when you were 45. (Since you were under age 58 1⁄2 at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you were 53, the Contract Value was $80,000, the Benefit Base was $90,000, no withdrawal charges apply under your Contract and you withdrew $5,000 of Contract Value.

In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1⁄2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal, we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

For New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).

The Income Plus For Life® (Quarterly Step-Up Review) Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Quarterly Step-Up Review) benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Income Plus For Life® (Quarterly Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution Program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution Program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution Program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

●	the Contract Value reduces to zero at any time during a Contract Year, and
●	there were no Excess Withdrawals during that Contract Year, and
●	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

●	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
●	If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
●	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life® (Quarterly Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:			Then INCOME PLUS FOR LIFE® (Quarterly Step-Up Review):
1.	Not the Covered Person	-	may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.
		-	enters its Settlement Phase if a subsequent withdrawal depletes the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® (Quarterly Step-Up Review) fee at that time.
2.	The Covered Person	-	ends without any further benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life® (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life® (Quarterly Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee (see “Rider Fees – Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:

●	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
●	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life® (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life® (Quarterly Step-Up Review) Series Rider terminates automatically upon the earliest of:

●	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
●	the date an Annuity Option begins;
●	the date the Contract Value and the Benefit Base both equal zero;
●	(for Income Plus For Life® (Quarterly Step-Up Review)) the death or removal of the Covered Person;
●	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) the death or removal of the last Covered Person remaining under the Rider;
●	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
●	termination of the Contract.

Features of Income Plus For Life® (Annual Step-Up Review) Series Riders

Income Plus For Life® (Annual Step-Up Review) has previously been referred to as “Income Plus For Life®.”

Form of Guaranteed Amounts

Income Plus For Life® (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Annual Step-Up Review)) or on the lifetime durations of two Covered Persons (Income Plus For Life – Joint Life® (Annual Step-Up Review)).

IPFL (Annual Step-Up Review) Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

●	(for Income Plus For Life® (Annual Step-Up Review)) the Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.
●	(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.

We determine the initial Lifetime Income Amount by multiplying:

●	the Benefit Rate for the Rider (5% for Income Plus For Life® (Annual Step-Up Review), 4.75% for Income Plus For Life – Joint Life® (Annual Step-Up Review)); by
●	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000).

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, a Target Amount adjustment and Step-Ups as provided in the Rider.

Lifetime Income Date. The Lifetime Income Date is the date you purchased the Rider if:

●	(for Income Plus For Life® (Annual Step-Up Review)) you were age 59 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 59 1⁄2 (age 61 in New York) .
●	(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) both you and your Spouse were age 59 1⁄2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 59 1⁄2. (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

●	Income Plus For Life® (Annual Step-Up Review) – 5%
●	Income Plus For Life – Joint Life® (Annual Step-Up Review) – 4.75%.

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® (Annual Step-Up Review) Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life (Annual Step-Up Review)) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Annual Step-Up Review) Series Rider.

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

●	the Lifetime Income Date; or
●	the latest of:
○	the date of a Purchase Payment that we applied to the Benefit Base;
○	the date of a reduction in the Benefit Base; or
○	the effective date of a Step-Up.

Credits. The Income Plus For Life (Annual Step-Up Review) Rider provides the following Credit features:

●	Annual Credit Rate:
○	7% for Riders purchased on or after January 17, 2008 and outside of New York;
○	6% for Riders purchased before January 17, 2008 or in New York.
●	Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
●	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit.
○	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life (Annual Step-Up Review) Rider.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit Rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

●	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).
●	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
●	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

EXAMPLE (Income Plus For Life – Joint Life ® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit Rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

●	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,035 (4.75% × $106,000).
●	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,320 (4.75% × $112,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
●	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (6% × ($100,000 + $5,000) = $6,300). The Benefit Base increases to $111,300 ($100,000 + $5,000 + $6,300) and the Lifetime Income Amount increases to $5,287 (4.75% × $111,300).

Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

●	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
●	the Target Amount (see below).

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

We reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal.

Step-Ups. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit Rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Step-Ups may occur only while the Income Plus For Life® (Annual Step-Up Review) Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

●	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
●	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
●	if you make an Additional Purchase Payment that we accept under a Financial Account Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We will reduce the death benefit on a dollar-for-dollar basis for any withdrawals you make after the Lifetime Income Date until the total amount of withdrawals during a Contract Year equals the Lifetime Income Amount. Once a withdrawal exceeds the Lifetime Income Amount, we will reduce the death benefit on a pro rata basis by the entire amount of that withdrawal.

EXAMPLE: If you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, and your Lifetime Income Amount is $5,000, we reduce your Guaranteed Minimum Death Benefit on a pro rata basis for the amount of the Excess Withdrawal. That means we reduce the Contract Value to $72,000 and the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000), to $90,000 ($100,000 – 10% × $100,000).

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

●	you take withdrawals prior to the Lifetime Income Date, or
●	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life® (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:

●	any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see “Benefit Rate” above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or
●	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we first reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $4,000 – 5% of the new Benefit Base after the withdrawal ($80,000).

EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $3,800 – 4.75% of the new Benefit Base after the withdrawal ($80,000).

We do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:

●	the Contract Value immediately after the withdrawal; or
●	the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life® (Annual Step-Up Review) Rider. (See “Settlement Phase” in this section, below.)

Withdrawals after the Lifetime Income Date. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal. If so, we reset the Benefit Base to equal the lesser of:

●	the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or
●	the Contract Value immediately after the Excess Withdrawal.

After we reset the Benefit Base, we reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

The Income Plus For Life® (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life® (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount. If you purchased Income Plus For Life® (Annual Step-Up Review), we adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

●	you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or
●	you purchased the Income Plus For Life® (Annual Step-Up Review) Rider before the Covered Person turned age 59 1⁄2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:

●	the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:
○	the Excess Withdrawal amount; divided by
○	the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Annual Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Income Plus For Life® (Annual Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution Program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution Program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution Program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® (Annual Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

●	the Contract Value reduces to zero at any time during a Contract Year;
●	there were no Excess Withdrawals during that Contract Year; and
●	the Benefit Base is still greater than zero at the time.

You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value declines to zero.

The settlement payment we pay to you under the Rider varies:

●	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
●	If you enter the Settlement Phase before the Lifetime Income Date, we begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount.
●	In lieu of annual payments of the settlement amount, we permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life (Annual Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:			Then INCOME PLUS FOR LIFE® (ANNUAL STEP-UP REVIEW):
1.	Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.
		-	enters its Settlement Phase if a subsequent withdrawal depletes the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee at that time.
2.	Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	may continue in the same manner as 1.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee at that time.
3.	The Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	ends without any further benefit.
4.	The Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	ends without any further benefit.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life® (Annual Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary; or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider fee (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

●	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
●	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Termination of Rider

You may not terminate the Income Plus For Life® (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life® (Annual Step-Up Review) Rider terminates automatically upon the earliest of:

●	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
●	the date an Annuity Option begins;
●	the date the Contract Value and the Benefit Base both equal zero;
●	the death or removal of the Covered Person; or
●	termination of the Contract.

Features of Principal Plus and Principal Plus for Life Series Riders

Forms of Guaranteed Amounts

Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.

In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. The Principal Plus for Life Plus Spousal Protection Rider provides a lifetime income guarantee based on the lifetime durations of two Covered Persons. Principal Plus does not provide a lifetime income guarantee.

Principal Plus and PPFL Benefits

Lifetime Income Amount (Not applicable to Principal Plus). The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

●	(for Principal Plus for Life and Principal Plus For Life Plus Automatic Annual Step-Up) the Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract, or
●	(for Principal Plus For Life Plus Spousal Protection) either Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

●	the Benefit Rate for the Rider (5%); by
●	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

Lifetime Income Date (Not applicable to Principal Plus). The Lifetime Income Date is the date you purchased the Rider if:

●	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58 1⁄2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 58 1⁄2.
●	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1⁄2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 59 1⁄2.
●	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 65.
●	(for Principal Plus for Life Plus Spousal Protection) the older of you and your Spouse were age 65 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the older Spouse would turn age 65. (The Lifetime Income Date does not change if the older Spouse does not survive to this date and the younger Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

The Riders refer to the Benefit Base as the “Guaranteed Withdrawal Balance.”

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take a withdrawal. We may reduce the Benefit Base to reflect the withdrawal either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.

The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.

Benefit Rate

The Benefit Rate is:

●	Principal Plus – 5.00%
●	Principal Plus for Life – 5.00%
●	Principal Plus for Life Plus Automatic Annual Step-Up – 5.00%
●	Principal Plus for Life Plus Spousal Protection – 5.00%.

Guaranteed Withdrawal Amount

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000 ($150,000 for Principal Plus).

Increases in Guaranteed Amounts

Additional Purchase Payments – Principal Plus Rider. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under a Principal Plus Rider (see “Restrictions on Additional Purchase Payments,” above).

We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment that we accept, subject to the maximum Benefit Base limit of $3 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:

●	5% of the Benefit Base immediately after the Additional Purchase Payment; or
●	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.

Additional Purchase Payments – Principal Plus for Life Series Riders. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:

●	in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:
○	5% of the Benefit Base immediately after the Additional Purchase Payment; or
○	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.
●	in the case of the Lifetime Income Amount, to equal the lesser of:
○	5% of the Benefit Base immediately after the Additional Purchase Payment; or
○	the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.

Credits. The Riders provide the following Credit features:

●	Credit Rate – 5%.
●	initial Credit Period
○	(for Principal Plus) – the first 5 Contract Years.
○

(for Principal Plus for Life Series Riders issued prior to May 1, 2007) – the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to the Contract Year in which the Covered Person (younger of the two Covered Persons for Principal Plus for Life Plus Spousal Protection) turns age 80. If you elected a Principal Plus for Life Plus Spousal Protection Rider when you purchased a Contract, the Credit Period is determined on the Contract Date. If you purchased a Principal Plus for Life Plus Spousal Protection Rider to replace a Principal Plus for Life Rider, and the additional Covered Person is the younger of the two Covered Persons, the initial Credit Period is based on the age of that Covered Person as of the initial Contract Date. The Credit Period does not change upon the death of either Covered Person.
○	(for Principal Plus for Life Series Riders issued on and after May 1, 2007) – the first 10 Contract Years.
●	extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) – Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify for a Credit, we increase the Benefit Base:

●	by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see “Withdrawals, Distributions and Settlements”); otherwise
●	by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.

Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

●	At the end of the first Contract Year, we apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,250 (5% × $105,000).
●	At the end of the second Contract Year, we apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,500 (5% × $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
●	At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($100,000 + $5,000) = $5,250). The Benefit Base increases to $110,250 ($100,000 + $5,000 + $5,250) and the Lifetime Income Amount increases to $5,513 (5 × $110,250).

Step-Ups. The Principal Plus and Principal Plus For Life Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:

●	(for Principal Plus and Principal Plus for Life) 0.75%, and
●	(for Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection) 1.20%.

If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Up Dates. We schedule Step-Up Dates:

●	(for Principal Plus) – every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary.

●	(for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) – every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary.
●	(for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) – the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary.
●	(for Riders issued in Oregon) – we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.
●	(for Principal Plus for Life Riders with endorsement) – we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.

Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th Contract Anniversary (or when the Covered Person turns the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit Rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary equals $6,250 (5% × $125,000).

Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may have issued a special endorsement to a Principal Plus Rider after we issued the Contract. Under this special endorsement to the Principal Plus Rider, we automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.

If you decline a scheduled Step-Up, you have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Step-Ups under Principal Plus for Life Series Riders. We automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider Fee is based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection fees up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Principal Plus or Principal Plus for Life Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Principal Plus and Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives (does not apply to Principal Plus, which permits withdrawals until the Benefit Base is depleted to zero), subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

●	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
●	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
●	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

●	you take withdrawals prior to the Lifetime Income Date, or
●	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) taken during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution Program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution Program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.

Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:

●	the Contract Value immediately after the withdrawal; or
●	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

●	the Guaranteed Withdrawal Amount prior to the withdrawal; or
●	5% of the greater of: (a) the Contract Value after the withdrawal or (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be entirely or partially an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.

Withdrawals on and after the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount equals the lesser of:

●	the Lifetime Income Amount prior to the withdrawal; or
●	5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.

Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Plus or Principal Plus for Life Series Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. We also offer the Income Made Easy Program for Principal Plus, and the full allowable amount is based on the Guaranteed Withdrawal Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for your Rider (see “Pre-authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Principal Plus and Principal Plus for Life Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

For Principal Plus, the Company’s Life Expectancy Amount for each year is equal to the greater of:

●	the Contract Value as of the applicable date divided by the Owner’s life expectancy; or
●	the Benefit Base as of the applicable date divided by the Owner’s life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner’s life expectancy is determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax professional for more information on distribution requirements under the Code.

Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value.

We will not make any further withdrawals under our Life Expectancy Distribution Program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

Settlement Phase. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see “Settlement Phase” below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.

Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus’s Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” earlier in this Appendix). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus’s Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Prospectus described in “Accumulation Period Provisions.”

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum and Principal Plus continues (as described in “Impact of Death Benefits,” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus’s Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract described in “V. Description of the Contract – Accumulation Period Provisions – Payment of Death Benefit.”

Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:

●	You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.
●	You may choose to continue to receive distribution payments under the Life Expectancy Distribution Program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value.
●	We make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we continue to make settlement payments each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount.
●	After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution Program.

Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum.

Continuation of Principal Plus. If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Beneficiary is:			Then PRINCIPAL PLUS:
1.	The deceased Owner’s Spouse	-	Continues if the Benefit Base is greater than zero.
		-	Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.
		-	Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions are treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts in excess of both the Guaranteed Withdrawal Amount and the Life Expectancy Distributions. In such cases, the Benefit Base may be automatically Reset, thereby possibly reducing the guaranteed minimum withdrawal benefit provided under this Rider).
		-	Continues to impose the Principal Plus fee.
-

Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest Step-Up Date will be no later than the 30th Contract Anniversary.

2.	Not the deceased Owner’s Spouse	-

Continues in the same manner as above, except that Principal Plus does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:			Then PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
1.	The Covered Person and the Beneficiary is the deceased Owner’s Spouse	-

Does not continue with respect to the Lifetime Income Amount, but continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Benefit Base is greater than zero. We automatically step up the Benefit Base to equal the initial death benefit we determine, if greater than the Benefit Base prior to the death benefit.

		-	Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero.
		-	Continues to impose the Principal Plus for Life fee.
		-	Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.
2.	The Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	Continues in the same manner as 1, except that Principal Plus for Life does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.
3.	Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.

If the Deceased Owner is:			Then PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
4.	Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.
-

In this case, does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. An individual Beneficiary who is the deceased Owner’s surviving Spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Death of First Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the first Covered Person to die is an Owner of the Contract (or deemed to be an “Owner” if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Principal Plus for Life Plus Spousal Protection Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only on the lifetime of the surviving Covered Person and continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base, the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (or is not deemed to be an “Owner” if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect, and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. At the time we compute the Lifetime Income Amount, we may permit the surviving Covered Person to receive settlement payments:

●	no greater than the Guaranteed Withdrawal Amount until the Benefit Base is depleted to zero;
●	no less than the Lifetime Income Amount during the lifetime of the surviving Covered Person (the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount and the duration of settlement payments based on the Lifetime Income Amount may be longer or shorter than the duration of settlement payments based on the Guaranteed Withdrawal Amount); or
●	based on amounts we calculate under our Life Expectancy Distribution Program (see “Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the surviving Covered Person dies while the Rider is in effect and the Beneficiary does not take the death benefit under the Contract as a lump sum or as an Annuity Option, the Rider will continue if the death benefit or the Benefit Base is greater than zero at the time. We will step up the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit, and treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Guaranteed Withdrawal Amount. The Rider will not continue to provide for any remaining Credits or Step-Ups, and will not continue with respect to the Lifetime Income Amount. If the Rider continues, the Rider fee will continue (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time. The Rider will enter its Settlement Phase if the Benefit Base is still greater than zero when distributions of death benefits under a Contract deplete any remaining death benefit proceeds to zero.

If the surviving Covered Person dies during the Settlement Phase, we will reduce the Lifetime Income Amount to zero. If the Beneficiary at that time is the Spouse of the decedent, that Spouse may choose the amount of any remaining settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death. When settlement payments deplete the Benefit Base to zero, the Rider terminates and we make no additional payments to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:

●	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
●	if the remaining Covered Person subsequently dies, the Rider may continue in certain cases as described in “Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider” above.

Termination of Rider

You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:

●	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
●	under Principal Plus, the date the Benefit Base depletes to zero; or
●	under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or
●	under Principal Plus, the Maturity Date under the Contract; or
●	under Principal Plus for Life Series Riders, the date an Annuity Option begins; or
●	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
●	termination of the Contract.

Features of Principal Returns Rider

Form of Guarantee

The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).

In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.

The Rider does not provide a lifetime income guarantee.

Benefit Base

The Rider refers to the Benefit Base as the “Guaranteed Withdrawal Balance.” The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.

The maximum Benefit Base at any time is $5 million. We increase the Benefit Base to reflect Additional Purchase Payments and Step-Ups. We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

Benefit Rate

The Benefit Rate is 8%.

Guaranteed Withdrawal Amount

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.

Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you are no longer eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under the Principal Returns Rider (see “Restrictions on Additional Purchase Payments,” above).

We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept, subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:

●	8% of the Benefit Base immediately after the Purchase Payment; or
●	the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider’s Accumulation Benefit (see following section).

Accumulation Benefit (not available for Riders issued in the state of Washington).

As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value equals the greater of:

●	the amount of your initial Purchase Payments, up to $5 million; or
●	your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.

Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period reflects these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.

If you qualify, we determine an Accumulation Benefit on your 10th Contract Anniversary and credit it to your Contract Value. We apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You are not eligible for an Accumulation Benefit if you take a withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.

Step-Ups. The Principal Returns Rider provides Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts.

We schedule Step-Up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary. You are no longer eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we automatically increase the Benefit Base to equal the Contract Value (up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount equals the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements

Overview. Although the Rider guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount could be significantly reduced.

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Guaranteed Withdrawal Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider. Your future Guaranteed Withdrawal Amount could be significantly reduced if your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution Program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.

Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:

●	the Contract Value immediately after the withdrawal; or
●	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount equals the lesser of:

●	the Guaranteed Withdrawal Amount prior to the withdrawal; or
●	8% of the greater of: (a) the Contract Value after the withdrawal; or (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Returns Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Principal Returns Rider (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our automatic Life Expectancy Distribution Program reduces your Contract Value and Benefit Base. We do not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you no longer qualify for the Rider’s Accumulation Benefit at your 10th Contract Anniversary.

Settlement Phase. The Settlement Phase under the Rider begins if:

●	the Contract Value reduces to zero at any time during a Contract Year; and
●	there were no Excess Withdrawals during that Contract Year; and
●	the Benefit Base is still greater than zero at the time.

Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Life Expectancy Distribution Program”). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in “Accumulation Period Provisions – Death Benefit During Accumulation Period” section of the Prospectus.

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum and the Principal Returns Rider continues (as described in “Impact of Death Benefits” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract, described in the “Accumulation Period Provisions – Death Benefit During Accumulation Period” provision of the Prospectus.

Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum.

Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:

●	Continues if the Benefit Base is greater than zero.
●	Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.
●	Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the guaranteed minimum withdrawal benefit provided under this Rider).

●	Continues to impose the Rider fee.
●	Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.
●	Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have turned age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner’s Spouse, the surviving Spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Termination of Rider

You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:

●	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
●	the date the Benefit Base and the Contract Value both deplete to zero; or
●	the date an Annuity Option under the Contract begins; or
●	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
●	termination of the Contract.

Appendix D: Optional Guaranteed Minimum Income Benefits

This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Venture® Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any guaranteed minimum income benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about optional benefit Riders.

The following is a list of the various optional guaranteed minimum income benefits that may have been available to you at issue. Not all Riders were available at the same time or in all states.

John Hancock USA

●	Guaranteed Retirement Income Program I
●	Guaranteed Retirement Income Program II
●	Guaranteed Retirement Income Program III

John Hancock New York

●	Guaranteed Retirement Income Program I
●	Guaranteed Retirement Income Program II

The optional Guaranteed Retirement Income Programs guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.

John Hancock USA

Availability of Guaranteed Retirement Income Program

John Hancock USA offered three versions of the Guaranteed Retirement Income Program. Guaranteed Retirement Income Program I was available for Contracts issued between May 1998 and June 2001 (beginning and end dates may vary by state). Guaranteed Retirement Income Program II was available for Contracts issued between July 2001 and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Program III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). We describe differences between Guaranteed Retirement Income Program I, Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III are described below.

Conditions of Exercise. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:

●	may not be exercised until the 10th Contract Anniversary (7th Contract Anniversary for Guaranteed Retirement Income Program I) and then must be exercised within 30 days immediately following the 10th Contract Anniversary (7th Contract Anniversary for Guaranteed Retirement Income Program I) or a subsequent Contract Anniversary; and
●	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.

Guaranteed Retirement Income Program I

The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is defined below. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Program monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.

Income Base. The Income Base is equal to (a) less (b), where:

(a)	is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and
(b)	is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

Guaranteed Retirement Income Program I Growth Factor. The growth factor for Guaranteed Retirement Income Program I is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Income Base Reductions. Withdrawals will reduce the Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Step-Up of Income Base. Within 30 days immediately following any Contract Anniversary, you may elect in writing to step up the Income Base to the Contract Value on that Contract Anniversary. If you elect to step up the Income Base, the earliest date that you may exercise the Guaranteed Retirement Income Program is extended to the 7th Contract Anniversary following the date the Step-Up is effective (the Step-Up Date).

Following a Step-Up of the Income Base, the Income Base as of the Step-Up Date is equal to the Contract Value on the Step-Up Date. For purposes of subsequent calculation of the Income Base, the Contract Value on the Step-Up Date will be treated as a Purchase Payment made on that date, and all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the Step-Up Date will not be considered.

Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III

The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Program monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.

Growth Factor Income Base

The Growth Factor Income Base is equal to (a) less (b), where:

(a)	is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and
(b)	is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

Guaranteed Retirement Income Program II Growth Factor. The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Guaranteed Retirement Income Program III Growth Factor. The growth factor for Guaranteed Retirement Income Program III is 5% per annum if the oldest Annuitant is 75 or younger at issue, and 3% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Step-Up Income Base. The Step-Up Income Base is equal to the greatest anniversary value after the effective date of the Guaranteed Retirement Income Program and prior to the oldest Annuitant’s 81st birthday. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.

Guaranteed Retirement Income Program II Income Base Reductions. Withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the withdrawal; and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Guaranteed Retirement Income Program III Income Base Reductions. If total withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the withdrawal. If total withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the withdrawal; and (ii) is equal to the Withdrawal Amount divided by the Contract Value prior to the withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated above.

Withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Monthly Income Factors Available for Guaranteed Retirement Income Program I, Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III

The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in “V. Description of the Contract – Pay-out Period Provisions – Annuity Options.”

Life Annuity with a 10-Year Period Certain – Available for Contracts with Guaranteed Retirement Income Program I, Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III.

Joint and Survivor Life Annuity with a 20-Year Period Certain – Available for Contracts with Guaranteed Retirement Income Program I and Guaranteed Retirement Income Program II issued prior to January 27, 2003 (availability may vary by state).

Joint and Survivor Life Annuity with a 10-Year Period Certain – Available for Contracts with Guaranteed Retirement Income Program III and for Contracts issued with Guaranteed Retirement Income Program II on or after January 27, 2003 (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise a Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Program Fee

The risk assumed by us associated with a Guaranteed Retirement Income Program is that annuity benefits payable under a Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Program Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

Guaranteed Retirement Income Program Rider	Annual Fee
Guaranteed Retirement Income Program I	0.25%
Guaranteed Retirement Income Program II	0.45%
Guaranteed Retirement Income Program III	0.50%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Program

A Guaranteed Retirement Income Program will terminate upon the earliest to occur of:

●	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;
●	the termination of the Contract for any reason; or
●	the exercise of the Guaranteed Retirement Income Program benefit.

Qualified Plans

The use of Guaranteed Retirement Income Programs is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Program.

Hence, you should consider that because (a) a Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election (7th Contract Anniversary for Guaranteed Retirement Income Program I) and (b) the election of a Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Program Fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your own qualified tax professional.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Program, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancies of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

Guaranteed Retirement Income Programs do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Contract Value at current annuity factors. Therefore, Guaranteed Retirement Income Programs should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Program benefit.

John Hancock New York

Availability of Guaranteed Retirement Income Program

John Hancock New York offered two versions of the Guaranteed Retirement Income Program. Guaranteed Retirement Income Program I was available for Contracts issued between September 10, 2001, and July 21, 2003. Guaranteed Retirement Income Program II was available for Contracts issued between December 2, 2002 and June 11, 2004. Any differences between Guaranteed Retirement Income Program I and Guaranteed Retirement Income Program II are described below.

Conditions of Exercise. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:

●	may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and
●	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.

Income Base

The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Program II only) or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Program monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.

Growth Factor Income Base (Guaranteed Retirement Income Program II only). The Growth Factor Income Base is equal to (a) less (b), where:

(a)	is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and
(b)	is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

Growth Factor. The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Step-Up Income Base. The Step-Up Income Base is equal to the greatest anniversary value after the effective date of the Guaranteed Retirement Income Program and prior to the oldest Annuitant’s 81st birthday. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.

Income Base Reductions. Withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Monthly Income Factors. The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in “V. Description of the Contract – Pay-out Period Provisions – Annuity Options”:

●	Life Annuity with a 10-Year Period Certain;
●	Joint and Survivor Life Annuity with a 20-Year Period Certain.

The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates).

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Program Fee

The risk assumed by us associated with a Guaranteed Retirement Income Program is that annuity benefits payable under a Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Program Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

Guaranteed Retirement Income Program Rider	Annual Fee
Guaranteed Retirement Income Program I	0.30%
Guaranteed Retirement Income Program II	0.45%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Program

A Guaranteed Retirement Income Program will terminate upon the earliest to occur of:

●	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;
●	the termination of the Contract for any reason; or
●	the exercise of the Guaranteed Retirement Income Program benefit.

Qualified Plans

The use of a Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Program.

You should consider that because (a) a Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election and (b) the election of Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Program Fee (discussed above) will be imposed, even though a Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your own qualified tax professional.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Program, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancies of the co-Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

Guaranteed Retirement Income Programs do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Contract Value at current annuity factors. Therefore, a Guaranteed Retirement Income Program should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Program benefit.

Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

●	Venture® 2006 Contracts with no optional benefit Riders
●	Venture® 2006 Contracts with the Annual Step-Up Death Benefit Rider
●	Venture® 2006 Contracts issued by John Hancock New York with the Annual Step-Up Death Benefit Rider and the Payment Enhancement optional benefit Rider.
●	Ven 24, Ven 22 and Ven 20 Contracts with no optional benefit Riders;
●	Ven 22 and Ven 20 Contracts with the Guaranteed Earnings Multiplier optional benefit Rider;
●	Ven 24 Contracts with the Payment Enhancement optional benefit Rider;
●	Ven 9, Ven 6 and Ven 7 Contracts with no optional benefit Riders;
●	Ven 3 Contracts with no optional benefit Riders.

Please note that fees for the Guaranteed Retirement Income Program I, Guaranteed Retirement Income Program II, Guaranteed Retirement Income Program III and Triple Protection Death Benefit Riders, and fees for GMWB Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture Prior

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values- Venture Variable Annuity

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
500 Index Trust (merged into 500 Index Trust B eff 11-02-2012) - Series I Shares (units first credited 05-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	10.658	10.641	9.418	7.595	12.267	11.860
Value at End of Year	—	—	—	—	—	10.658	10.641	9.418	7.595	12.267
Ven 22, 20 No. of Units	—	—	—	—	—	1,864,827	2,169,926	2,511,902	3,032,307	4,027,955
Ven 24 No. of Units	—	—	—	—	—	67,294	76,201	84,406	149,964	180,652
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	11.281	11.285	10.008	8.088	13.089	12.680
Value at End of Year	—	—	—	—	—	11.281	11.285	10.008	8.088	13.089
No. of Units	—	—	—	—	—	20,607	25,524	25,824	27,742	29,894
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	10.545	10.565	9.383	7.594	12.308	11.941
Value at End of Year	—	—	—	—	—	10.545	10.565	9.383	7.594	12.308
No. of Units	—	—	—	—	—	76,762	105,546	137,463	240,478	312,360
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	10.658	10.641	9.418	7.595	12.267	11.860
Value at End of Year	—	—	—	—	—	10.658	10.641	9.418	7.595	12.267
Ven 7, 8 No. of Units	—	—	—	—	—	185,568	202,252	225,628	238,305	322,637
Ven 9 No. of Units	—	—	—	—	—	30,346	42,223	44,975	51,568	92,908
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	10.658	10.641	9.418	7.595	12.267	11.860
Value at End of Year	—	—	—	—	—	10.658	10.641	9.418	7.595	12.267
No. of Units	—	—	—	—	—	20,927	20,605	21,131	26,444	23,424
500 Index Trust (merged into 500 Index Trust B eff 11-02-2012) - Series II Shares (units first credited 05-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	14.486	14.491	12.858	10.383	16.820	16.289
Value at End of Year	—	—	—	—	—	14.486	14.491	12.858	10.383	16.820
Ven 22, 20 No. of Units	—	—	—	—	—	683,763	773,935	876,963	936,856	961,353
Ven 24 No. of Units	—	—	—	—	—	327,702	377,045	389,463	384,540	381,985
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	14.209	14.242	12.663	10.246	16.632	16.139
Value at End of Year	—	—	—	—	—	14.209	14.242	12.663	10.246	16.632
No. of Units	—	—	—	—	—	67,237	73,330	159,675	84,851	90,490
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	14.005	14.059	12.519	10.144	16.492	16.027
Value at End of Year	—	—	—	—	—	14.005	14.059	12.519	10.144	16.492
No. of Units	—	—	—	—	—	113,058	148,465	186,875	257,110	334,148
500 Index Trust B - Series I Shares (units first credited 11-02-2012)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	18.324	18.380	16.447	12.132	12.500	—	—	—	—	—
Value at End of Year	20.164	18.324	18.380	16.447	12.132	—	—	—	—	—
Ven 22, 20 No. of Units	3,091,344	1,163,615	1,266,264	1,417,987	1,549,792	—	—	—	—	—
Ven 24 No. of Units	82,629	56,510	66,222	62,118	63,829	—	—	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	18.209	18.301	16.409	12.629	12.500	—	—	—	—	—
Value at End of Year	19.997	18.209	18.301	16.409	12.629	—	—	—	—	—
No. of Units	20,122	8,459	15,003	17,262	20,574	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	18.123	18.242	16.381	12.626	12.500	—	—	—	—	—
Value at End of Year	19.873	18.123	18.242	16.381	12.626	—	—	—	—	—
No. of Units	69,572	41,696	48,690	51,889	61,937	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	18.324	18.380	16.447	12.633	12.500	—	—	—	—	—
Value at End of Year	20.164	18.324	18.380	16.447	12.633	—	—	—	—	—
Ven 7, 8 No. of Units	1,799,221	125,010	136,529	132,068	162,238	—	—	—	—	—
Ven 9 No. of Units	426,434	31,262	51,405	30,065	27,389	—	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 3 Contracts with no Optional Riders
Value at Start of Year	18.324	18.380	16.447	12.633	12.500	—	—	—	—	—
Value at End of Year	20.164	18.324	18.380	16.447	12.633	—	—	—	—	—
No. of Units	200,287	22,326	29,379	26,814	20,170	—	—	—	—	—
Ven 1 Contracts with no Optional Riders
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	13.081	—	—	—	—	—	—	—	—	—
No. of Units	22,496	—	—	—	—	—	—	—	—	—
500 Index Trust B - Series II Shares (units first credited 11-02-2012)
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	13.088	—	—	—	—	—	—	—	—	—
Venture No. of Units	92,502	—	—	—	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	18.207	18.306	16.406	12.633	12.500	—	—	—	—	—
Value at End of Year	19.996	18.207	18.306	16.406	12.633	—	—	—	—	—
Ven 22, 20 No. of Units	650,208	536,455	583,266	648,741	805,208	—	—	—	—	—
Ven 24 No. of Units	333,507	279,198	280,419	338,762	373,505	—	—	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	18.092	18.227	16.368	12.629	12.500	—	—	—	—	—
Value at End of Year	19.830	18.092	18.227	16.368	12.629	—	—	—	—	—
No. of Units	42,858	41,146	44,656	46,654	33,543	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	18.006	18.168	16.339	12.626	12.500	—	—	—	—	—
Value at End of Year	19.707	18.006	18.168	16.339	12.626	—	—	—	—	—
No. of Units	65,053	62,693	104,473	76,432	106,569	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	13.083	—	—	—	—	—	—	—	—	—
Venture No. of Units	18,034	—	—	—	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	19.996	—	—	—	—	—	—	—	—	—
Ven 9 No. of Units	352	—	—	—	—	—	—	—	—	—
Active Bond Trust - Series I Shares (units first credited 04-29-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	18.803	19.036	18.073	18.283	16.901	16.198	14.428	11.724	13.290	12.954
Value at End of Year	19.346	18.803	19.036	18.073	18.283	16.901	16.198	14.428	11.724	13.290
Ven 22, 20 No. of Units	505,990	558,330	599,955	491,586	751,502	915,605	1,072,347	1,249,746	1,545,198	2,211,907
Ven 24 No. of Units	10,295	12,377	14,017	15,781	19,370	25,301	43,758	61,321	69,399	98,929
Ven 22, 20 Contracts with GEM
Value at Start of Year	18.406	18.671	17.762	18.005	16.677	16.015	14.294	11.638	13.219	12.911
Value at End of Year	18.900	18.406	18.671	17.762	18.005	16.677	16.015	14.294	11.638	13.219
No. of Units	13,258	13,225	10,355	10,458	11,387	14,914	16,275	18,005	18,388	26,958
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	18.113	18.402	17.533	17.799	16.511	15.880	14.194	11.574	13.166	12.878
Value at End of Year	18.572	18.113	18.402	17.533	17.799	16.511	15.880	14.194	11.574	13.166
No. of Units	20,325	21,723	26,796	45,428	63,828	77,689	102,718	152,545	198,810	261,708
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	18.803	19.036	18.073	18.283	16.901	16.198	14.428	11.724	13.290	12.954
Value at End of Year	19.346	18.803	19.036	18.073	18.283	16.901	16.198	14.428	11.724	13.290
Ven 7, 8 No. of Units	403,595	468,469	510,777	628,290	726,579	854,722	971,211	1,115,068	1,341,754	1,582,048
Ven 9 No. of Units	43,964	48,624	54,424	60,981	70,464	73,763	81,286	92,526	108,899	140,392
Ven 3 Contracts with no Optional Riders
Value at Start of Year	18.803	19.036	18.073	18.283	16.901	16.198	14.428	11.724	13.290	12.954
Value at End of Year	19.346	18.803	19.036	18.073	18.283	16.901	16.198	14.428	11.724	13.290
No. of Units	181,893	203,635	218,719	239,648	323,688	370,444	412,580	561,855	614,080	732,664

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Active Bond Trust - Series II Shares (units first credited 04-29-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	18.397	18.682	17.774	18.017	16.690	16.012	14.281	11.643	13.215	12.915
Value at End of Year	18.910	18.397	18.682	17.774	18.017	16.690	16.012	14.281	11.643	13.215
Ven 22, 20 No. of Units	1,670,129	1,832,902	2,103,322	2,613,861	2,885,351	3,551,138	4,494,583	4,939,109	5,134,407	7,342,785
Ven 24 No. of Units	361,511	399,391	440,040	552,538	624,839	727,365	840,272	902,082	921,431	1,320,767
Ven 22, 20 Contracts with GEM
Value at Start of Year	18.009	18.324	17.468	17.742	16.469	15.832	14.148	11.558	13.145	12.872
Value at End of Year	18.473	18.009	18.324	17.468	17.742	16.469	15.832	14.148	11.558	13.145
No. of Units	109,737	123,582	141,072	156,023	174,021	189,182	224,199	235,279	234,396	325,954
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.722	18.060	17.242	17.539	16.305	15.697	14.049	11.494	13.092	12.839
Value at End of Year	18.153	17.722	18.060	17.242	17.539	16.305	15.697	14.049	11.494	13.092
No. of Units	224,381	275,683	317,486	462,470	575,868	664,142	837,511	909,308	943,950	1,317,568
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.200	—	—	—	—	—	—	—	—	—
Venture No. of Units	3,678	—	—	—	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.915
Value at End of Year	—	—	—	—	—	—	—	—	—	13.215
Ven 9 No. of Units	—	—	—	—	—	—	—	—	—	253
All Cap Core Trust (formerly Growth Trust) - Series I Shares (units first credited 07-15-1996)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	29.228	28.890	26.721	20.173	17.551	17.725	15.902	12.553	21.087	20.831
Value at End of Year	31.865	29.228	28.890	26.721	20.173	17.551	17.725	15.902	12.553	21.087
Ven 22, 20 No. of Units	654,251	753,272	840,192	981,371	1,169,637	1,330,117	1,574,344	1,856,365	2,192,453	2,846,401
Ven 24 No. of Units	16,630	19,678	28,388	41,371	43,823	46,052	55,691	65,315	71,667	81,521
Ven 22, 20 Contracts with GEM
Value at Start of Year	16.694	16.534	15.323	11.591	10.105	10.226	9.192	7.271	12.239	12.114
Value at End of Year	18.164	16.694	16.534	15.323	11.591	10.105	10.226	9.192	7.271	12.239
No. of Units	8,042	8,417	18,197	24,347	12,660	10,775	13,688	14,787	15,919	20,761
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.527	12.426	11.533	8.737	7.629	7.731	6.960	5.514	9.295	9.214
Value at End of Year	13.610	12.527	12.426	11.533	8.737	7.629	7.731	6.960	5.514	9.295
No. of Units	23,819	27,407	30,390	35,262	38,914	39,769	47,760	78,594	85,885	97,450
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	29.228	28.890	26.721	20.173	17.551	17.725	15.902	12.553	21.087	20.831
Value at End of Year	31.865	29.228	28.890	26.721	20.173	17.551	17.725	15.902	12.553	21.087
Ven 7, 8 No. of Units	131,191	146,155	175,697	198,134	215,103	238,025	274,653	317,322	382,247	465,904
Ven 9 No. of Units	56,202	62,903	68,173	74,215	81,281	90,241	103,484	123,119	156,358	198,707
Ven 3 Contracts with no Optional Riders
Value at Start of Year	29.228	28.890	26.721	20.173	17.551	17.725	15.902	12.553	21.087	20.831
Value at End of Year	31.865	29.228	28.890	26.721	20.173	17.551	17.725	15.902	12.553	21.087
No. of Units	7,431	8,122	9,059	9,911	10,805	13,277	15,086	19,126	20,107	24,100
All Cap Core Trust (formerly Growth Trust) - Series II Shares (units first credited 05-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	26.084	25.842	23.942	18.113	15.784	15.984	14.368	11.360	19.122	18.936
Value at End of Year	28.391	26.084	25.842	23.942	18.113	15.784	15.984	14.368	11.360	19.122
Ven 22, 20 No. of Units	40,086	43,889	28,144	46,164	60,515	54,027	62,497	72,096	87,545	102,679
Ven 24 No. of Units	3,377	3,556	6,254	8,647	6,927	6,806	10,056	10,538	11,874	16,455
Ven 22, 20 Contracts with GEM
Value at Start of Year	25.382	25.196	23.391	17.731	15.483	15.710	14.150	11.210	18.908	18.761
Value at End of Year	27.572	25.382	25.196	23.391	17.731	15.483	15.710	14.150	11.210	18.908
No. of Units	1,612	1,617	711	700	3,251	3,223	4,426	5,067	4,916	4,518
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	24.868	24.723	22.986	17.451	15.261	15.508	13.989	11.099	18.749	18.632
Value at End of Year	26.973	24.868	24.723	22.986	17.451	15.261	15.508	13.989	11.099	18.749
No. of Units	3,558	3,630	4,701	7,801	8,463	9,446	10,823	13,985	16,191	16,590

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	—	18.936
Value at End of Year	—	—	—	—	—	—	—	—	—	19.122
Ven 9 No. of Units	—	—	—	—	—	—	—	—	—	312
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	18.113	18.113	15.784	15.984	14.368	11.360	19.122	18.936
Value at End of Year	—	—	—	18.113	18.113	15.784	15.984	14.368	11.360	19.122
No. of Units	—	—	—	—	148	148	148	149	149	149
All Cap Growth Trust (merged into Capital Appreciation Trust eff 05-03-2010) - Series I Shares (units first credited 03-04-1996)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.780	22.326	20.206
Value at End of Year	—	—	—	—	—	—	—	15.261	12.780	22.326
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	2,716,985	3,341,121	4,314,341
Ven 24 No. of Units	—	—	—	—	—	—	—	112,565	126,784	158,510
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	6.226	10.899	9.884
Value at End of Year	—	—	—	—	—	—	—	7.420	6.226	10.899
No. of Units	—	—	—	—	—	—	—	13,624	12,313	33,095
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	5.392	9.453	8.585
Value at End of Year	—	—	—	—	—	—	—	6.416	5.392	9.453
No. of Units	—	—	—	—	—	—	—	145,769	192,957	257,081
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	12.780	22.326	20.206
Value at End of Year	—	—	—	—	—	—	—	15.261	12.780	22.326
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	505,949	595,476	762,737
Ven 9 No. of Units	—	—	—	—	—	—	—	216,186	263,491	326,625
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	12.780	22.326	20.206
Value at End of Year	—	—	—	—	—	—	—	15.261	12.780	22.326
No. of Units	—	—	—	—	—	—	—	25,194	29,186	38,198
All Cap Growth Trust (merged into Capital Appreciation Trust eff 05-03-2010) - Series II Shares (units first credited 05-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	9.484	16.600	15.055
Value at End of Year	—	—	—	—	—	—	—	11.303	9.484	16.600
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	377,616	394,347	524,089
Ven 24 No. of Units	—	—	—	—	—	—	—	75,172	74,395	79,704
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	9.359	16.414	14.916
Value at End of Year	—	—	—	—	—	—	—	11.132	9.359	16.414
No. of Units	—	—	—	—	—	—	—	23,121	22,578	24,209
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	9.266	16.276	14.813
Value at End of Year	—	—	—	—	—	—	—	11.005	9.266	16.276
No. of Units	—	—	—	—	—	—	—	44,508	46,475	63,831
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	9.484	16.600	15.055
Value at End of Year	—	—	—	—	—	—	—	11.303	9.484	16.600
Ven 9 No. of Units	—	—	—	—	—	—	—	259	266	821
All Cap Value Trust (merged into Fundamental Large Cap Value Trust eff 12-06-2013) - Series I Shares (units first credited 04-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	18.315	16.741	17.722	15.184	12.162	17.319	16.214
Value at End of Year	—	—	—	—	18.315	16.741	17.722	15.184	12.162	17.319
Ven 22, 20 No. of Units	—	—	—	—	411,312	517,185	587,058	758,051	942,277	1,221,952
Ven 24 No. of Units	—	—	—	—	13,725	14,713	17,075	17,562	18,952	27,743
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	17.892	16.387	17.382	14.923	11.977	17.089	16.031
Value at End of Year	—	—	—	—	17.892	16.387	17.382	14.923	11.977	17.089
No. of Units	—	—	—	—	39,764	39,517	42,559	46,835	57,648	68,505

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	17.581	16.127	17.131	14.730	11.839	16.919	15.896
Value at End of Year	—	—	—	—	17.581	16.127	17.131	14.730	11.839	16.919
No. of Units	—	—	—	—	33,274	40,188	58,659	78,711	39,663	131,573
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	18.315	16.741	17.722	15.184	12.162	17.319	16.214
Value at End of Year	—	—	—	—	18.315	16.741	17.722	15.184	12.162	17.319
Ven 7, 8 No. of Units	—	—	—	—	76,807	96,106	98,239	113,950	127,247	129,415
Ven 9 No. of Units	—	—	—	—	16,170	21,401	21,365	22,877	24,537	43,230
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	18.315	16.741	17.722	15.184	12.162	17.319	16.214
Value at End of Year	—	—	—	—	18.315	16.741	17.722	15.184	12.162	17.319
No. of Units	—	—	—	—	3,290	3,488	5,372	5,865	5,470	5,480
All Cap Value Trust (merged into Fundamental Large Cap Value Trust eff 12-06-2013) - Series II Shares (units first credited 05-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	19.542	17.916	19.006	16.315	13.088	18.661	17.517
Value at End of Year	—	—	—	—	19.542	17.916	19.006	16.315	13.088	18.661
Ven 22, 20 No. of Units	—	—	—	—	354,775	474,129	534,180	605,954	657,194	735,104
Ven 24 No. of Units	—	—	—	—	66,055	68,508	90,932	100,368	120,745	141,565
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	19.131	17.574	18.680	16.067	12.916	18.451	17.355
Value at End of Year	—	—	—	—	19.131	17.574	18.680	16.067	12.916	18.451
No. of Units	—	—	—	—	16,819	14,805	15,536	18,151	25,510	27,529
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	18.828	17.321	18.439	15.884	12.788	18.296	17.235
Value at End of Year	—	—	—	—	18.828	17.321	18.439	15.884	12.788	18.296
No. of Units	—	—	—	—	49,254	53,636	73,692	82,331	89,480	113,547
American Asset Allocation Trust - Series I Shares (units first credited 05-02-2009)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	16.613	16.671	16.094	13.237	11.597	11.654	10.546	12.500	—	—
Value at End of Year	17.856	16.613	16.671	16.094	13.237	11.597	11.654	10.546	—	—
Ven 22, 20 No. of Units	1,878,848	2,005,872	2,268,977	2,548,406	3,002,717	3,534,573	4,226,250	4,854,392	—	—
Ven 24 No. of Units	65,906	68,374	75,588	79,403	81,129	79,185	32,258	103,311	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	16.328	16.417	15.881	13.088	11.489	11.568	10.490	12.500	—	—
Value at End of Year	17.513	16.328	16.417	15.881	13.088	11.489	11.568	10.490	—	—
No. of Units	16,152	19,648	18,133	18,911	21,453	32,359	38,677	41,319	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	16.117	16.229	15.723	12.977	11.409	11.505	10.448	12.500	—	—
Value at End of Year	17.261	16.117	16.229	15.723	12.977	11.409	11.505	10.448	—	—
No. of Units	45,609	51,579	64,887	74,344	89,457	98,041	130,228	212,565	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	16.613	16.671	16.094	13.237	11.597	11.654	10.546	12.500	—	—
Value at End of Year	17.856	16.613	16.671	16.094	13.237	11.597	11.654	10.546	—	—
Ven 7, 8 No. of Units	1,999,910	2,205,838	2,414,044	2,844,572	3,155,413	3,552,474	4,058,185	4,670,702	—	—
Ven 9 No. of Units	243,678	251,252	283,935	305,221	339,343	381,871	21,057	572,513	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	16.613	16.671	16.094	13.237	11.597	11.654	10.546	12.500	—	—
Value at End of Year	17.856	16.613	16.671	16.094	13.237	11.597	11.654	10.546	—	—
No. of Units	824,779	872,669	981,603	1,062,848	1,203,317	1,395,434	1,612,859	1,871,261	—	—
American Asset Allocation Trust - Series II Shares (units first credited 05-01-2007)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	16.809	16.849	16.249	13.350	11.693	11.728	10.602	8.700	12.543	12.500
Value at End of Year	18.098	16.809	16.849	16.249	13.350	11.693	11.728	10.602	8.700	12.543
Venture No. of Units	—	7,525,111	17,779,267	24,268,679	26,251,939	27,380,933	29,201,462	30,724,575	19,851,060	6,729,131
NY Venture No. of Units	—	414,552	1,111,778	1,560,679	1,653,866	1,426,370	390,046	1,970,143	1,033,934	379,845
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	15.971	15.986	15.393	12.627	—	—	—	—	—	—
Value at End of Year	17.222	15.971	15.986	15.393	—	—	—	—	—	—
Venture No. of Units	18,774,311	13,415,065	5,090,246	251,915	—	—	—	—	—	—
NY Venture No. of Units	1,131,314	872,882	344,112	1,192	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	16.448	16.529	15.980	13.162	11.558	11.621	10.531	8.664	12.522	12.500
Value at End of Year	17.665	16.448	16.529	15.980	13.162	11.558	11.621	10.531	8.664	12.522
Ven 22, 20 No. of Units	701,182	754,521	973,105	1,230,173	1,359,655	1,692,120	1,828,645	2,352,872	1,892,149	1,357,916
Ven 24 No. of Units	159,227	156,639	170,699	193,914	234,745	248,675	16,567	342,042	129,358	41,834
Ven 22, 20 Contracts with GEM
Value at Start of Year	16.165	16.277	15.768	13.013	11.450	11.536	10.475	8.635	12.505	12.500
Value at End of Year	17.327	16.165	16.277	15.768	13.013	11.450	11.536	10.475	8.635	12.505
No. of Units	35,911	36,652	41,328	39,436	42,230	136,122	143,461	146,143	118,757	17,170
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	15.874	13.087	11.504	11.578	10.503	8.649	12.514	12.500
Value at End of Year	—	—	16.403	15.874	13.087	11.504	11.578	10.503	8.649	12.514
No. of Units	—	—	1,312	160,308	175,104	202,723	108,634	215,712	236,172	224,200
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	16.519	16.593	16.034	13.199	—	—	—	—	—	—
Value at End of Year	17.751	16.519	16.593	16.034	—	—	—	—	—	—
No. of Units	118,100	137,603	149,351	1,076	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	15.956	16.091	15.611	12.903	11.370	11.473	10.433	8.613	12.493	12.500
Value at End of Year	17.077	15.956	16.091	15.611	12.903	11.370	11.473	10.433	8.613	12.493
No. of Units	50,340	55,148	59,400	77,158	89,793	104,443	31,813	166,832	115,640	75,948
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	16.519	16.593	16.034	13.199	11.585	11.642	10.545	8.671	12.526	12.500
Value at End of Year	17.751	16.519	16.593	16.034	13.199	11.585	11.642	10.545	8.671	12.526
Venture No. of Units	3,433	3,935,157	7,974,837	10,641,059	11,195,574	11,853,987	12,511,936	12,874,294	7,973,773	3,073,847
NY Venture No. of Units	—	271,378	780,183	1,201,158	1,308,358	1,426,370	206,895	1,505,773	978,916	352,031
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	15.873	15.920	15.360	12.626	—	—	—	—	—	—
Value at End of Year	17.082	15.873	15.920	15.360	—	—	—	—	—	—
Venture No. of Units	8,463,286	5,360,109	2,207,030	57,268	—	—	—	—	—	—
NY Venture No. of Units	898,257	718,652	353,981	25,374	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	16.153	15.664	12.939	11.397	11.494	10.447	8.620	12.497	12.500
Value at End of Year	—	—	16.153	15.664	12.939	11.397	11.494	10.447	8.620	12.497
NY Venture No. of Units	—	—	2,484	149,172	156,789	167,038	55,100	173,112	173,633	154,513
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	16.235	16.340	13.050	13.050	—	—	—	—	—	—
Value at End of Year	17.411	16.235	16.340	13.050	—	—	—	—	—	—
NY Venture No. of Units	90,379	106,300	137,584	—	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	12.522	12.500
Value at End of Year	—	—	—	—	—	—	—	—	8.664	12.522
Ven 9 No. of Units	—	—	—	—	—	—	—	—	80,119	31,883
No. of Units	—	—	—	—	—	—	—	—	105,624	28,774
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	12.522	12.500
Value at End of Year	—	—	—	—	—	—	—	—	8.664	12.522
No. of Units	—	—	—	—	—	—	—	—	4,348	563
American Blue Chip Income and Growth Trust (merged into American Growth-Income Trust eff 11-02-2012) - Series II Shares (units first credited 05-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	16.708	17.192	15.601	12.445	19.957	19.945
Value at End of Year	—	—	—	—	—	16.708	17.192	15.601	12.445	19.957
Ven 22, 20 No. of Units	—	—	—	—	—	1,375,366	1,575,377	1,644,971	1,863,074	2,373,140
Ven 24 No. of Units	—	—	—	—	—	192,901	225,707	245,089	268,076	285,863
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	16.421	16.930	15.394	12.304	19.772	19.800
Value at End of Year	—	—	—	—	—	16.421	16.930	15.394	12.304	19.772
No. of Units	—	—	—	—	—	57,344	66,741	76,599	82,544	91,855

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	16.209	16.737	15.241	12.200	19.634	19.691
Value at End of Year	—	—	—	—	—	16.209	16.737	15.241	12.200	19.634
No. of Units	—	—	—	—	—	67,942	97,136	119,299	139,310	165,698
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	16.708	17.192	15.601	12.445	19.957	19.945
Value at End of Year	—	—	—	—	—	16.708	17.192	15.601	12.445	19.957
Ven 9 No. of Units	—	—	—	—	—	12,417	21,008	19,151	30,610	32,346
No. of Units	—	—	—	—	—	119,981	117,258	134,444	167,691	213,728
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	16.708	17.192	15.601	12.445	19.957	19.945
Value at End of Year	—	—	—	—	—	16.708	17.192	15.601	12.445	19.957
No. of Units	—	—	—	—	—	12,356	9,876	10,528	12,344	16,115
American Bond Trust (merged into Bond Trust eff 10-28-2011) - Series II Shares (units first credited 08-01-2005)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	13.130	11.866	13.311	13.105
Value at End of Year	—	—	—	—	—	—	13.754	13.130	11.866	13.311
Venture No. of Units	—	—	—	—	—	—	8,002,903	8,298,579	7,590,244	9,402,750
NY Venture No. of Units	—	—	—	—	—	—	831,645	823,365	751,142	966,217
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	12.967	11.749	13.212	13.040
Value at End of Year	—	—	—	—	—	—	13.550	12.967	11.749	13.212
Ven 22, 20 No. of Units	—	—	—	—	—	—	4,632,522	4,838,252	4,551,762	6,308,370
Ven 24 No. of Units	—	—	—	—	—	—	603,586	625,224	569,633	755,350
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	12.853	11.669	13.149	13.003
Value at End of Year	—	—	—	—	—	—	13.403	12.853	11.669	13.149
No. of Units	—	—	—	—	—	—	144,780	158,916	157,844	183,361
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	12.962	11.756	13.234	13.074
Value at End of Year	—	—	—	—	—	—	13.531	12.962	11.756	13.234
No. of Units	—	—	—	—	—	—	364,499	392,259	343,049	421,961
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	12.768	11.609	13.101	12.976
Value at End of Year	—	—	—	—	—	—	13.295	12.768	11.609	13.101
No. of Units	—	—	—	—	—	—	631,171	702,693	657,435	864,609
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	13.034	11.803	13.267	13.087
Value at End of Year	—	—	—	—	—	—	13.626	13.034	11.803	13.267
Venture No. of Units	—	—	—	—	—	—	3,230,226	3,238,279	3,003,020	3,701,792
NY Venture No. of Units	—	—	—	—	—	—	451,329	423,933	361,626	429,201
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	12.796	11.629	13.117	12.985
Value at End of Year	—	—	—	—	—	—	13.331	12.796	11.629	13.117
NY Venture No. of Units	—	—	—	—	—	—	209,653	226,688	216,647	299,431
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	12.967	11.749	13.212	13.040
Value at End of Year	—	—	—	—	—	—	13.550	12.967	11.749	13.212
Ven 9 No. of Units	—	—	—	—	—	—	37,466	47,566	38,770	17,882
No. of Units	—	—	—	—	—	—	175,735	166,647	184,745	156,919
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	12.967	11.749	13.212	13.040
Value at End of Year	—	—	—	—	—	—	13.550	12.967	11.749	13.212
No. of Units	—	—	—	—	—	—	13,232	24,269	28,299	27,179
American Global Growth Trust - Series II Shares (units first credited 05-01-2007)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	17.934	17.035	16.925	13.331	11.054	12.342	11.230	8.033	13.252	12.500
Value at End of Year	17.748	17.934	17.035	16.925	13.331	11.054	12.342	11.230	8.033	13.252
Venture No. of Units	7	79,078	629,019	2,625,141	2,377,809	2,748,383	2,919,485	3,026,315	3,096,633	2,429,590
NY Venture No. of Units	—	9,844	23,072	229,493	200,272	214,076	235,757	235,269	273,372	171,995

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.231	16.342	16.212	12.750	—	—	—	—	—	—
Value at End of Year	17.077	17.231	16.342	16.212	—	—	—	—	—	—
Venture No. of Units	1,922,116	2,049,547	1,792,794	38,235	—	—	—	—	—	—
NY Venture No. of Units	128,022	125,648	185,233	9,521	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.550	16.712	16.645	13.143	10.926	12.229	11.155	7.999	13.230	12.500
Value at End of Year	17.323	17.550	16.712	16.645	13.143	10.926	12.229	11.155	7.999	13.230
Ven 22, 20 No. of Units	511,789	713,167	691,278	735,414	598,647	632,755	757,456	737,034	675,506	576,988
Ven 24 No. of Units	35,884	39,309	37,405	41,286	13,325	22,391	23,531	23,336	18,986	36,695
Ven 22, 20 Contracts with GEM
Value at Start of Year	17.248	16.457	16.424	12.995	10.824	12.140	11.095	7.972	13.212	12.500
Value at End of Year	16.991	17.248	16.457	16.424	12.995	10.824	12.140	11.095	7.972	13.212
No. of Units	23,463	30,315	31,463	31,188	24,966	24,059	24,772	13,398	6,026	11,868
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	16.584	16.534	13.069	10.875	12.184	11.125	7.986	13.221	12.500
Value at End of Year	—	—	16.584	16.534	13.069	10.875	12.184	11.125	7.986	13.221
No. of Units	—	—	794	65,059	53,667	68,917	66,783	65,609	58,099	55,061
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.626	16.776	16.700	13.180	—	—	—	—	—	—
Value at End of Year	17.407	17.626	16.776	16.700	—	—	—	—	—	—
No. of Units	61,309	60,051	63,481	221	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.025	16.269	16.260	12.885	10.748	12.073	11.051	7.952	13.199	12.500
Value at End of Year	16.747	17.025	16.269	16.260	12.885	10.748	12.073	11.051	7.952	13.199
No. of Units	11,018	13,034	12,777	15,781	25,614	12,932	17,528	42,504	36,338	25,146
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	17.626	16.776	16.700	13.180	10.951	12.252	11.170	8.006	13.234	12.500
Value at End of Year	—	17.626	16.776	16.700	13.180	10.951	12.252	11.170	8.006	13.234
Venture No. of Units	—	77,363	409,576	1,681,755	1,459,134	1,629,811	1,749,834	1,831,975	1,854,336	1,502,544
NY Venture No. of Units	—	8,723	23,844	133,006	124,020	140,969	164,075	163,893	194,429	170,670
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.125	16.275	16.177	12.749	—	—	—	—	—	—
Value at End of Year	16.938	17.125	16.275	16.177	—	—	—	—	—	—
Venture No. of Units	1,237,740	1,320,247	1,204,273	33,316	—	—	—	—	—	—
NY Venture No. of Units	74,769	92,684	97,976	16,524	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	16.331	16.315	12.921	10.773	12.095	11.066	7.959	13.203	12.500
Value at End of Year	—	—	16.331	16.315	12.921	10.773	12.095	11.066	7.959	13.203
NY Venture No. of Units	—	—	918	77,691	72,862	82,632	83,120	88,433	92,670	66,583
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.323	16.520	16.479	13.032	—	—	—	—	—	—
Value at End of Year	17.074	17.323	16.520	16.479	—	—	—	—	—	—
NY Venture No. of Units	36,873	53,826	61,578	2,314	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	17.550	16.712	16.645	13.143	10.926	12.229	11.155	7.999	13.230	12.500
Value at End of Year	17.323	17.550	16.712	16.645	13.143	10.926	12.229	11.155	7.999	13.230
Ven 9 No. of Units	20,605	29,626	25,924	25,063	14,101	16,695	18,669	19,503	12,948	7,625
No. of Units	82,929	92,999	99,535	101,078	75,073	75,298	77,092	74,180	63,172	39,658
Ven 3 Contracts with no Optional Riders
Value at Start of Year	17.550	16.712	16.645	13.143	10.926	12.229	11.155	7.999	13.230	12.500
Value at End of Year	17.323	17.550	16.712	16.645	13.143	10.926	12.229	11.155	7.999	13.230
No. of Units	5,273	5,937	6,993	13,619	12,222	8,396	7,533	6,435	6,409	1,230
American Global Small Capitalization Trust (merged into American Global Growth Trust eff 04-26-2013) - Series II Shares (units first credited 05-01-2007)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	10.891	9.377	11.802	9.798	6.177	13.525	12.500
Value at End of Year	—	—	—	—	10.891	9.377	11.802	9.798	6.177	13.525
Venture No. of Units	—	—	—	—	907,482	1,035,351	989,074	1,122,410	1,225,366	742,659
NY Venture No. of Units	—	—	—	—	72,524	75,892	75,868	81,334	103,103	54,291

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	12.898	—	—	—	—	—	—
Value at End of Year	—	—	—	—	—	—	—	—	—	—
Venture No. of Units	—	—	—	—	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	10.737	9.268	11.694	9.732	6.152	13.502	12.500
Value at End of Year	—	—	—	—	10.737	9.268	11.694	9.732	6.152	13.502
Ven 22, 20 No. of Units	—	—	—	—	407,076	476,007	727,645	703,684	379,695	547,653
Ven 24 No. of Units	—	—	—	—	36,360	41,249	46,803	37,542	27,725	55,578
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	10.616	9.182	11.608	9.680	6.131	13.484	12.500
Value at End of Year	—	—	—	—	10.616	9.182	11.608	9.680	6.131	13.484
No. of Units	—	—	—	—	8,546	18,609	11,911	15,403	5,806	8,315
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	10.676	9.225	11.651	9.706	6.141	13.493	12.500
Value at End of Year	—	—	—	—	10.676	9.225	11.651	9.706	6.141	13.493
No. of Units	—	—	—	—	22,208	26,738	23,362	24,447	23,048	15,922
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	10.768	—	—	—	—	—	—
Value at End of Year	—	—	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	10.526	9.118	11.545	9.642	6.116	13.471	12.500
Value at End of Year	—	—	—	—	10.526	9.118	11.545	9.642	6.116	13.471
No. of Units	—	—	—	—	8,713	9,392	21,447	29,768	25,874	37,295
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	10.768	9.290	11.715	9.745	6.157	13.507	12.500
Value at End of Year	—	—	—	—	10.768	9.290	11.715	9.745	6.157	13.507
Venture No. of Units	—	—	—	—	528,084	581,913	575,479	656,138	711,859	465,669
NY Venture No. of Units	—	—	—	—	45,400	48,858	52,186	59,120	77,218	47,971
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	12.896	—	—	—	—	—	—
Value at End of Year	—	—	—	—	—	—	—	—	—	—
Venture No. of Units	—	—	—	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	10.556	9.139	11.566	9.655	6.121	13.475	12.500
Value at End of Year	—	—	—	—	10.556	9.139	11.566	9.655	6.121	13.475
NY Venture No. of Units	—	—	—	—	27,366	29,932	28,710	29,112	32,821	20,843
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	—	10.646	—	—	—	—	—	—
Value at End of Year	—	—	—	—	—	—	—	—	—	—
Venture No. of Units	—	—	—	—	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	10.737	9.268	11.694	9.732	6.152	13.502	12.500
Value at End of Year	—	—	—	—	10.737	9.268	11.694	9.732	6.152	13.502
Ven 9 No. of Units	—	—	—	—	8,357	12,326	13,818	17,210	10,380	17,502
No. of Units	—	—	—	—	50,919	61,998	90,878	69,107	36,399	74,069
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	10.737	9.268	11.694	9.732	6.152	13.502	12.500
Value at End of Year	—	—	—	—	10.737	9.268	11.694	9.732	6.152	13.502
No. of Units	—	—	—	—	4,159	1,079	1,148	1,966	1,525	1,528
American Growth Trust - Series II Shares (units first credited 05-05-2003)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	19.627	18.668	17.492	13.665	11.792	12.528	10.727	7.825	14.207	12.863
Value at End of Year	21.154	19.627	18.668	17.492	13.665	11.792	12.528	10.727	7.825	14.207
Venture No. of Units	1,915	153,452	634,609	3,394,648	5,989,600	6,624,872	7,086,878	8,080,067	9,044,648	7,271,861
NY Venture No. of Units	—	20,772	45,104	359,401	621,006	726,982	728,977	800,551	848,896	697,532

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	18.344	17.422	16.299	12.715	—	—	—	—	—	—
Value at End of Year	19.802	18.344	17.422	16.299	—	—	—	—	—	—
Venture No. of Units	3,057,326	3,416,667	3,712,391	1,708,324	—	—	—	—	—	—
NY Venture No. of Units	345,092	374,214	417,246	172,343	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	30.981	29.542	27.749	21.734	18.801	20.025	17.190	12.570	22.879	20.767
Value at End of Year	33.310	30.981	29.542	27.749	21.734	18.801	20.025	17.190	12.570	22.879
Ven 22, 20 No. of Units	3,604,894	4,039,885	4,763,008	5,723,621	7,210,453	8,851,585	10,262,010	11,940,166	13,741,290	14,641,379
Ven 24 No. of Units	603,993	699,089	780,652	976,735	1,249,306	1,407,434	1,525,269	1,691,623	1,871,936	1,790,257
Ven 22, 20 Contracts with GEM
Value at Start of Year	30.206	28.861	27.164	21.318	18.479	19.721	16.962	12.429	22.667	20.616
Value at End of Year	32.412	30.206	28.861	27.164	21.318	18.479	19.721	16.962	12.429	22.667
No. of Units	133,837	147,477	162,568	223,894	270,210	332,325	396,520	428,389	489,152	489,962
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	18.110	17.028	13.350	11.560	12.325	10.590	7.752	14.124	12.833
Value at End of Year	—	—	18.110	17.028	13.350	11.560	12.325	10.590	7.752	14.124
No. of Units	—	—	5,373	200,404	283,435	305,605	315,314	361,696	284,683	322,194
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	19.250	18.347	17.225	13.484	—	—	—	—	—	—
Value at End of Year	20.708	19.250	18.347	17.225	—	—	—	—	—	—
No. of Units	171,547	169,473	208,879	77,430	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	29.638	28.360	26.733	21.011	18.240	19.496	16.793	12.323	22.509	20.503
Value at End of Year	31.754	29.638	28.360	26.733	21.011	18.240	19.496	16.793	12.323	22.509
No. of Units	284,604	335,835	418,524	560,414	789,991	945,446	1,053,911	1,220,274	1,457,364	1,374,398
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	19.250	18.347	17.225	13.484	11.659	12.412	10.649	7.783	14.159	12.846
Value at End of Year	—	19.250	18.347	17.225	13.484	11.659	12.412	10.649	7.783	14.159
Venture No. of Units	—	135,374	527,819	1,779,129	2,541,891	2,877,835	3,077,292	3,391,831	3,782,792	2,871,284
NY Venture No. of Units	—	51,943	68,013	229,683	345,068	376,619	394,082	399,812	395,176	319,197
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	18.232	17.350	16.265	12.713	—	—	—	—	—	—
Value at End of Year	19.641	18.232	17.350	16.265	—	—	—	—	—	—
Venture No. of Units	1,388,303	1,446,186	1,395,826	438,160	—	—	—	—	—	—
NY Venture No. of Units	189,618	166,065	182,842	65,508	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	26.876	21.113	18.319	19.570	16.849	12.358	22.561	20.541
Value at End of Year	—	—	—	26.876	21.113	18.319	19.570	16.849	12.358	22.561
NY Venture No. of Units	—	—	—	46,973	99,853	107,741	110,577	118,926	137,295	129,903
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	30.398	29.029	27.309	21.421	—	—	—	—	—	—
Value at End of Year	32.634	30.398	29.029	27.309	—	—	—	—	—	—
NY Venture No. of Units	39,046	43,937	69,117	38,195	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	30.981	29.542	27.749	21.734	18.801	20.025	17.190	12.570	22.879	20.767
Value at End of Year	33.310	30.981	29.542	27.749	21.734	18.801	20.025	17.190	12.570	22.879
Ven 9 No. of Units	60,190	65,124	69,810	78,664	86,547	101,540	118,898	134,902	153,426	184,170
No. of Units	267,073	314,195	357,737	397,192	469,587	553,978	622,665	756,214	856,686	985,390
Ven 3 Contracts with no Optional Riders
Value at Start of Year	30.981	29.542	27.749	21.734	18.801	20.025	17.190	12.570	22.879	20.767
Value at End of Year	33.310	30.981	29.542	27.749	21.734	18.801	20.025	17.190	12.570	22.879
No. of Units	20,859	26,009	33,192	35,195	41,092	41,931	44,189	43,449	47,395	65,489
American Growth-Income Trust - Series I Shares (units first credited 05-02-2009)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	13.573	11.720	12.109	11.030	12.500	—	—
Value at End of Year	—	—	—	—	13.573	11.720	12.109	11.030	—	—
Venture No. of Units	—	—	—	—	403	417	416	417	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	27.502	27.583	25.370	19.342	16.744	17.342	15.836	12.500	—	—
Value at End of Year	30.132	27.502	27.583	25.370	19.342	16.744	17.342	15.836	—	—
Ven 22, 20 No. of Units	2,015,125	2,286,947	2,607,983	3,009,380	3,481,030	3,635,636	4,378,266	5,180,092	—	—
Ven 24 No. of Units	66,933	69,520	82,915	100,684	113,854	118,667	152,987	169,181	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	26.814	26.947	24.835	18.972	16.456	17.079	15.626	12.500	—	—
Value at End of Year	29.319	26.814	26.947	24.835	18.972	16.456	17.079	15.626	—	—
No. of Units	50,020	54,204	62,969	60,375	53,782	49,334	55,637	62,794	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	26.310	26.479	24.440	18.699	11.037	11.472	10.512	12.500	—	—
Value at End of Year	28.724	26.310	26.479	24.440	18.699	11.037	11.472	10.512	—	—
No. of Units	60,221	64,543	79,484	91,683	110,369	134,468	168,017	223,417	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	27.502	27.583	25.370	19.342	16.744	17.342	15.836	12.500	—	—
Value at End of Year	30.132	27.502	27.583	25.370	19.342	16.744	17.342	15.836	—	—
Ven 7, 8 No. of Units	297,841	343,585	409,147	469,922	534,506	463,516	548,420	675,642	—	—
Ven 9 No. of Units	77,084	86,597	95,060	107,296	125,794	123,985	154,654	164,292	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	27.502	27.583	25.370	19.342	16.744	17.342	15.836	12.500	—	—
Value at End of Year	30.132	27.502	27.583	25.370	19.342	16.744	17.342	15.836	—	—
No. of Units	33,101	35,800	51,676	55,438	55,782	57,258	62,685	57,175	—	—
American Growth-Income Trust - Series II Shares (units first credited 05-05-2003)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	19.253	19.289	17.720	13.493	11.673	12.079	11.023	8.534	13.962	13.519
Value at End of Year	21.138	19.253	19.289	17.720	13.493	11.673	12.079	11.023	8.534	13.962
Venture No. of Units	1,873	171,522	469,298	3,231,166	5,844,755	6,530,115	7,163,546	7,725,596	8,064,686	7,254,372
NY Venture No. of Units	—	15,935	33,761	339,756	606,825	708,417	712,202	738,660	758,530	708,752
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	18.137	18.144	16.643	12.654	—	—	—	—	—	—
Value at End of Year	19.942	18.137	18.144	16.643	—	—	—	—	—	—
Venture No. of Units	2,942,734	3,370,946	3,664,932	1,684,639	—	—	—	—	—	—
NY Venture No. of Units	335,268	377,051	402,316	170,168	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	27.230	27.350	25.188	19.228	16.675	17.299	15.827	12.283	20.147	19.557
Value at End of Year	29.821	27.230	27.350	25.188	19.228	16.675	17.299	15.827	12.283	20.147
Ven 22, 20 No. of Units	2,669,315	3,031,778	3,567,003	4,461,445	5,967,647	6,355,649	7,293,399	7,958,502	10,574,670	11,988,857
Ven 24 No. of Units	609,519	687,171	741,404	900,469	1,232,908	1,233,296	1,139,011	1,479,886	1,488,815	1,510,475
Ven 22, 20 Contracts with GEM
Value at Start of Year	26.549	26.720	24.656	18.860	16.389	17.036	15.617	12.145	19.960	19.415
Value at End of Year	29.018	26.549	26.720	24.656	18.860	16.389	17.036	15.617	12.145	19.960
No. of Units	160,774	178,089	199,185	221,503	289,653	305,566	342,964	356,870	360,474	363,473
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	18.713	17.250	13.182	11.443	11.883	10.883	8.454	13.881	13.488
Value at End of Year	—	—	18.713	17.250	13.182	11.443	11.883	10.883	8.454	13.881
No. of Units	—	—	5,244	146,807	271,355	292,900	312,555	334,314	346,437	307,462
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	18.884	18.958	17.450	13.315	—	—	—	—	—	—
Value at End of Year	20.691	18.884	18.958	17.450	—	—	—	—	—	—
No. of Units	130,232	156,793	187,039	79,873	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.876	17.991	16.606	12.705	16.178	16.841	15.462	12.042	19.821	19.309
Value at End of Year	19.517	17.876	17.991	16.606	12.705	16.178	16.841	15.462	12.042	19.821
No. of Units	300,656	372,021	448,910	622,781	871,144	976,368	1,100,268	1,212,288	1,327,858	1,406,020
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	18.884	18.958	17.450	13.315	11.541	11.966	10.943	8.488	13.916	13.501
Value at End of Year	—	18.884	18.958	17.450	13.315	11.541	11.966	10.943	8.488	13.916
Venture No. of Units	—	129,363	436,173	1,546,497	2,413,176	2,617,484	2,828,973	2,961,040	3,070,258	2,556,774
NY Venture No. of Units	—	8,808	21,196	174,268	279,485	305,079	333,134	343,287	357,865	319,506

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	18.026	18.069	16.607	12.653	—	—	—	—	—	—
Value at End of Year	19.781	18.026	18.069	16.607	—	—	—	—	—	—
Venture No. of Units	6,008,522	1,400,247	1,314,243	446,527	—	—	—	—	—	—
NY Venture No. of Units	134,648	158,738	171,198	58,536	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	24.394	18.679	16.248	16.905	15.513	12.076	19.867	19.344
Value at End of Year	—	—	—	24.394	18.679	16.248	16.905	15.513	12.076	19.867
NY Venture No. of Units	—	—	—	45,896	105,963	114,484	122,020	130,839	141,932	140,378
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	26.718	26.876	24.788	18.952	—	—	—	—	—	—
Value at End of Year	29.216	26.718	26.876	24.788	—	—	—	—	—	—
NY Venture No. of Units	41,678	46,921	69,643	42,243	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	20.147	19.557
Value at End of Year	—	—	—	—	—	—	—	—	12.283	20.147
Ven 9 No. of Units	—	—	—	—	—	—	—	—	87,595	108,168
No. of Units	—	—	—	—	—	—	—	—	525,560	626,170
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	19.228	16.675	17.299	15.827	12.283	20.147	19.557
Value at End of Year	—	—	—	—	19.228	16.675	17.299	15.827	12.283	20.147
No. of Units	—	—	—	—	357	357	358	358	42,697	36,631
American High-Income Bond Trust (merged into High Yield Trust eff 04-26-2013) - Series II Shares (units first credited 05-01-2007)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	15.533	13.908	13.885	12.264	8.962	11.991	12.500
Value at End of Year	—	—	—	—	15.533	13.908	13.885	12.264	8.962	11.991
Venture No. of Units	—	—	—	—	518,309	544,562	633,904	664,763	604,877	549,139
NY Venture No. of Units	—	—	—	—	42,581	41,466	47,856	47,427	52,524	40,280
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	15.314	13.747	13.758	12.182	8.925	11.971	12.500
Value at End of Year	—	—	—	—	15.314	13.747	13.758	12.182	8.925	11.971
Ven 22, 20 No. of Units	—	—	—	—	329,105	306,800	394,380	384,177	220,566	135,830
Ven 24 No. of Units	—	—	—	—	50,161	29,523	21,253	21,967	11,238	7,102
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	15.141	13.619	13.657	12.117	8.895	11.955	12.500
Value at End of Year	—	—	—	—	15.141	13.619	13.657	12.117	8.895	11.955
No. of Units	—	—	—	—	15,469	20,681	9,421	13,078	4,872	1,235
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	15.228	13.683	13.707	12.150	8.910	11.963	12.500
Value at End of Year	—	—	—	—	15.228	13.683	13.707	12.150	8.910	11.963
No. of Units	—	—	—	—	87,817	96,214	38,307	30,904	13,044	13,207
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	15.013	13.524	13.582	12.069	8.873	11.943	12.500
Value at End of Year	—	—	—	—	15.013	13.524	13.582	12.069	8.873	11.943
No. of Units	—	—	—	—	23,586	24,646	31,303	27,801	12,218	7,723
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	15.358	13.779	13.783	12.198	8.933	11.975	12.500
Value at End of Year	—	—	—	—	15.358	13.779	13.783	12.198	8.933	11.975
Venture No. of Units	—	—	—	—	337,690	337,330	390,429	405,842	336,884	328,921
NY Venture No. of Units	—	—	—	—	22,224	24,249	30,798	31,939	39,682	39,792
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	15.056	13.556	13.607	12.085	8.880	11.947	12.500
Value at End of Year	—	—	—	—	15.056	13.556	13.607	12.085	8.880	11.947
NY Venture No. of Units	—	—	—	—	35,589	35,470	38,103	20,707	21,775	19,210
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	15.314	13.747	13.758	12.182	8.925	11.971	12.500
Value at End of Year	—	—	—	—	15.314	13.747	13.758	12.182	8.925	11.971
Ven 9 No. of Units	—	—	—	—	5,466	4,520	7,238	7,157	595	—
No. of Units	—	—	—	—	53,315	50,610	54,432	34,476	15,037	1,829

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	15.314	13.747	13.758	12.182	8.925	11.971	12.500
Value at End of Year	—	—	—	—	15.314	13.747	13.758	12.182	8.925	11.971
No. of Units	—	—	—	—	1,068	713	967	1,454	498	229
American International Trust - Series II Shares (units first credited 05-05-2003)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	13.932	14.832	15.491	12.952	11.174	13.202	12.518	8.892	15.636	13.247
Value at End of Year	14.182	13.932	14.832	15.491	12.952	11.174	13.202	12.518	8.892	15.636
Venture No. of Units	1,277	83,280	342,826	2,430,371	4,237,219	4,724,990	4,692,535	4,870,015	5,560,122	4,853,763
NY Venture No. of Units	—	485	14,533	226,902	365,525	426,909	392,737	402,056	458,165	411,607
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.776	14.643	15.271	12.749	—	—	—	—	—	—
Value at End of Year	14.044	13.776	14.643	15.271	—	—	—	—	—	—
Venture No. of Units	2,714,346	2,922,430	3,005,719	1,267,918	—	—	—	—	—	—
NY Venture No. of Units	266,578	291,134	300,895	104,891	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	27.642	29.500	30.889	25.891	22.393	26.522	25.212	17.954	31.650	26.881
Value at End of Year	28.067	27.642	29.500	30.889	25.891	22.393	26.522	25.212	17.954	31.650
Ven 22, 20 No. of Units	1,866,911	2,080,646	2,287,929	2,671,875	3,351,256	4,110,621	4,542,335	5,056,498	5,867,885	6,569,762
Ven 24 No. of Units	304,450	334,287	346,235	405,383	499,335	570,904	590,474	619,137	702,701	692,089
Ven 22, 20 Contracts with GEM
Value at Start of Year	26.950	28.820	30.237	25.395	22.009	26.119	24.878	17.751	31.357	26.686
Value at End of Year	27.311	26.950	28.820	30.237	25.395	22.009	26.119	24.878	17.751	31.357
No. of Units	84,949	91,053	91,389	97,262	121,985	153,237	161,480	167,488	200,249	204,552
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	14.388	15.080	12.653	10.955	12.987	12.358	8.809	15.545	13.216
Value at End of Year	—	—	14.388	15.080	12.653	10.955	12.987	12.358	8.809	15.545
No. of Units	—	—	4,134	112,297	174,885	187,743	181,114	195,818	224,776	186,353
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.665	14.576	15.255	12.780	—	—	—	—	—	—
Value at End of Year	13.882	13.665	14.576	15.255	—	—	—	—	—	—
No. of Units	106,233	112,634	144,853	46,283	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	26.443	28.320	29.757	25.030	21.725	25.820	24.631	17.601	31.139	26.540
Value at End of Year	26.757	26.443	28.320	29.757	25.030	21.725	25.820	24.631	17.601	31.139
No. of Units	178,111	194,979	217,017	274,144	373,585	437,802	457,280	512,263	618,888	633,562
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	13.665	14.576	15.255	12.780	11.048	13.079	12.427	8.845	15.584	13.229
Value at End of Year	—	13.665	14.576	15.255	12.780	11.048	13.079	12.427	8.845	15.584
Venture No. of Units	—	61,094	264,111	1,127,945	1,822,766	2,038,430	1,996,866	2,027,560	2,296,187	1,844,171
NY Venture No. of Units	—	32,716	45,166	172,168	277,659	304,272	292,099	272,815	273,970	222,998
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.691	14.583	15.239	12.748	—	—	—	—	—	—
Value at End of Year	13.930	13.691	14.583	15.239	—	—	—	—	—	—
Venture No. of Units	1,272,779	1,302,036	1,205,211	484,276	—	—	—	—	—	—
NY Venture No. of Units	174,246	155,200	157,155	66,284	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	29.916	25.151	21.819	25.919	24.713	17.651	31.211	26.588
Value at End of Year	—	—	—	29.916	25.151	21.819	25.919	24.713	17.651	31.211
NY Venture No. of Units	—	—	—	29,229	54,581	66,499	63,623	62,164	74,159	75,121
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	27.121	28.988	30.398	25.518	—	—	—	—	—	—
Value at End of Year	27.498	27.121	28.988	30.398	—	—	—	—	—	—
NY Venture No. of Units	30,916	32,825	44,681	19,598	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	27.642	29.500	30.889	25.891	22.393	26.522	25.212	17.954	31.650	26.881
Value at End of Year	28.067	27.642	29.500	30.889	25.891	22.393	26.522	25.212	17.954	31.650
Ven 9 No. of Units	19,955	23,282	24,203	30,161	32,955	33,635	38,390	42,132	50,745	69,449
No. of Units	105,937	134,564	163,120	174,113	198,663	248,642	280,668	336,386	389,253	502,772

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 3 Contracts with no Optional Riders
Value at Start of Year	27.642	29.500	30.889	25.891	22.393	26.522	25.212	17.954	31.650	26.881
Value at End of Year	28.067	27.642	29.500	30.889	25.891	22.393	26.522	25.212	17.954	31.650
No. of Units	11,940	13,747	13,919	15,602	18,078	23,434	24,861	30,603	32,993	34,289
American New World Trust - Series II Shares (units first credited 05-01-2007)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	13.354	14.032	15.490	14.150	12.222	14.444	12.468	8.475	14.952	12.500
Value at End of Year	13.832	13.354	14.032	15.490	14.150	12.222	14.444	12.468	8.475	14.952
Venture No. of Units	8	36,849	164,611	403,700	431,007	484,881	507,067	525,531	495,739	332,536
NY Venture No. of Units	—	4,956	13,976	31,279	36,707	48,334	42,836	43,291	38,638	19,243
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.172	12.770	14.076	12.838	—	—	—	—	—	—
Value at End of Year	12.626	12.172	12.770	14.076	—	—	—	—	—	—
Venture No. of Units	305,908	311,623	255,422	19,875	—	—	—	—	—	—
NY Venture No. of Units	23,427	20,221	20,622	764	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	13.068	13.765	15.234	13.950	12.080	14.312	12.385	8.440	14.927	12.500
Value at End of Year	13.502	13.068	13.765	15.234	13.950	12.080	14.312	12.385	8.440	14.927
Ven 22, 20 No. of Units	753,405	775,767	878,305	985,032	1,028,399	1,165,027	1,531,542	1,275,100	843,867	1,007,816
Ven 24 No. of Units	172,298	172,263	152,684	110,641	135,172	135,753	130,201	82,706	29,235	68,534
Ven 22, 20 Contracts with GEM
Value at Start of Year	12.843	13.556	15.032	13.793	11.968	14.207	12.319	8.412	14.907	12.500
Value at End of Year	13.243	12.843	13.556	15.032	13.793	11.968	14.207	12.319	8.412	14.907
No. of Units	24,843	30,233	30,578	31,263	38,962	60,796	48,003	24,251	17,219	14,822
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	15.133	13.871	12.024	14.259	12.352	8.426	14.917	12.500
Value at End of Year	—	—	—	15.133	13.871	12.024	14.259	12.352	8.426	14.917
No. of Units	—	—	—	6,972	10,625	10,654	13,548	20,629	15,293	10,310
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.125	13.818	15.285	13.990	—	—	—	—	—	—
Value at End of Year	13.567	13.125	13.818	15.285	—	—	—	—	—	—
No. of Units	11,592	9,554	8,158	3,922	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.677	13.400	14.882	13.676	11.884	14.129	12.270	8.390	14.892	12.500
Value at End of Year	13.052	12.677	13.400	14.882	13.676	11.884	14.129	12.270	8.390	14.892
No. of Units	6,792	6,895	8,604	13,074	24,791	34,127	45,205	41,176	36,326	50,049
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	13.818	15.285	13.990	12.108	14.338	12.402	8.447	14.932	12.500
Value at End of Year	—	13.125	13.818	15.285	13.990	12.108	14.338	12.402	8.447	14.932
Venture No. of Units	—	28,874	187,444	322,011	329,820	346,692	355,396	371,531	330,906	165,866
NY Venture No. of Units	—	2,792	25,535	19,521	19,096	20,590	21,707	21,963	21,366	17,763
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.097	12.717	14.046	12.837	—	—	—	—	—	—
Value at End of Year	12.524	12.097	12.717	14.046	—	—	—	—	—	—
Venture No. of Units	243,968	260,429	145,863	5,678	—	—	—	—	—	—
NY Venture No. of Units	10,942	10,963	10,384	1,464	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	13.452	14.932	13.715	11.912	14.155	12.286	8.398	14.897	12.500
Value at End of Year	—	—	13.452	14.932	13.715	11.912	14.155	12.286	8.398	14.897
NY Venture No. of Units	—	—	83	14,120	16,550	16,679	17,664	16,670	15,497	19,671
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.899	13.608	15.082	13.832	—	—	—	—	—	—
Value at End of Year	13.307	12.899	13.608	15.082	—	—	—	—	—	—
NY Venture No. of Units	5,863	11,001	12,130	909	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	13.068	13.765	15.234	13.950	12.080	14.312	12.385	8.440	14.927	12.500
Value at End of Year	13.502	13.068	13.765	15.234	13.950	12.080	14.312	12.385	8.440	14.927
Ven 9 No. of Units	15,274	15,306	22,536	30,051	34,584	39,935	48,994	38,211	25,521	29,989
No. of Units	66,532	75,949	100,465	112,385	147,882	159,424	177,241	167,865	70,638	116,660

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 3 Contracts with no Optional Riders
Value at Start of Year	13.068	13.765	15.234	13.950	12.080	14.312	12.385	8.440	14.927	12.500
Value at End of Year	13.502	13.068	13.765	15.234	13.950	12.080	14.312	12.385	8.440	14.927
No. of Units	2,263	2,308	2,559	3,280	3,426	3,708	13,359	7,731	7,589	8,307
BlackRock Basic Value V.I. Fund (formerly Mercury Basic Value V.I. Fund) - Class II Shares (units first credited 10-13-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	42.933	46.353	42.829	31.506	28.057	29.224	26.303	20.375	32.714	32.642
Value at End of Year	49.905	42.933	46.353	42.829	31.506	28.057	29.224	26.303	20.375	32.714
Ven 22, 20 No. of Units	74,216	87,107	89,512	105,601	128,190	155,020	193,358	230,164	282,083	385,635
Ven 22, 20 Contracts with GEM
Value at Start of Year	22.034	23.837	22.069	16.267	14.515	15.149	13.662	10.605	17.061	17.058
Value at End of Year	—	22.034	23.837	22.069	16.267	14.515	15.149	13.662	10.605	17.061
No. of Units	—	525	525	525	526	526	527	527	528	476
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	42.933	46.353	42.829	31.506	28.057	29.224	26.303	20.375	32.714	32.642
Value at End of Year	49.905	42.933	46.353	42.829	31.506	28.057	29.224	26.303	20.375	32.714
Ven 7, 8 No. of Units	343	428	428	429	429	430	430	674	759	1,270
BlackRock Global Allocation V.I. Fund (formerly Mercury Global Allocation V.I. Fund) - Class II Shares (units first credited 10-13-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	18.424	18.847	18.745	16.594	15.280	16.078	14.838	12.431	15.674	13.607
Value at End of Year	18.887	18.424	18.847	18.745	16.594	15.280	16.078	14.838	12.431	15.674
Ven 22, 20 No. of Units	34,178	35,608	38,619	42,947	43,666	49,972	61,307	63,860	71,840	79,122
BlackRock Value Opportunities V.I. Fund (formerly Mercury Value Opportunities V.I. Fund) - Class II Shares (units first credited 10-13-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	92.907	101.051	97.536	69.557	62.256	64.784	51.126	40.429	68.562	70.260
Value at End of Year	113.103	92.907	101.051	97.536	69.557	62.256	64.784	51.126	40.429	68.562
Ven 22, 20 No. of Units	18,668	19,776	20,874	26,621	30,115	34,128	42,233	51,953	63,561	93,660
Ven 22, 20 Contracts with GEM
Value at Start of Year	27.408	29.870	28.889	20.643	18.513	19.304	15.264	12.095	20.552	21.104
Value at End of Year	—	27.408	29.870	28.889	20.643	18.513	19.304	15.264	12.095	20.552
No. of Units	—	908	908	914	919	980	985	997	1,151	1,152
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	92.907	101.051	97.536	69.557	62.256	64.784	51.126	40.429	68.562	70.260
Value at End of Year	113.103	92.907	101.051	97.536	69.557	62.256	64.784	51.126	40.429	68.562
Ven 7, 8 No. of Units	46	47	47	47	47	47	47	47	48	48
Blue Chip Growth Trust - Series I Shares (units first credited 12-11-1992)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	15.918	12.500	—	—	—	—	—
Value at End of Year	—	—	—	—	15.918	—	—	—	—	—
Venture No. of Units	—	—	—	—	93	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	46.278	42.257	39.288	28.191	24.164	24.156	9.150	14.968	26.415	23.761
Value at End of Year	46.005	46.278	42.257	39.288	28.191	24.164	24.156	9.150	14.968	26.415
Ven 22, 20 No. of Units	2,196,273	2,540,269	2,805,589	3,320,517	3,815,540	4,361,294	5,156,171	5,988,923	7,199,233	8,912,778
Ven 24 No. of Units	62,063	71,734	92,101	109,918	112,774	137,073	171,577	195,839	231,333	270,530
Ven 22, 20 Contracts with GEM
Value at Start of Year	22.546	20.628	19.218	13.817	11.867	11.887	10.399	7.395	13.077	11.786
Value at End of Year	22.368	22.546	20.628	19.218	13.817	11.867	11.887	10.399	7.395	13.077
No. of Units	41,662	48,996	55,299	62,316	72,933	83,267	102,152	114,190	126,799	127,038
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	20.683	18.952	17.682	12.732	10.952	10.987	9.626	6.855	12.141	10.960
Value at End of Year	20.489	20.683	18.952	17.682	12.732	10.952	10.987	9.626	6.855	12.141
No. of Units	98,511	106,199	128,413	153,831	182,262	288,958	357,421	467,309	645,104	677,677
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	46.278	42.257	39.288	28.191	24.164	24.156	21.091	14.968	26.415	23.761
Value at End of Year	46.005	46.278	42.257	39.288	28.191	24.164	24.156	21.091	14.968	26.415
Ven 7, 8 No. of Units	788,629	889,304	999,255	1,161,127	1,282,946	1,495,050	1,706,581	1,981,532	2,285,107	2,632,141
Ven 9 No. of Units	275,483	302,098	333,470	370,874	401,834	459,266	542,189	624,408	744,077	898,434

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 3 Contracts with no Optional Riders
Value at Start of Year	46.278	42.257	39.288	28.191	24.164	24.156	21.091	14.968	26.415	23.761
Value at End of Year	46.005	46.278	42.257	39.288	28.191	24.164	24.156	21.091	14.968	26.415
No. of Units	32,568	50,703	55,463	61,820	55,582	70,165	74,339	78,185	80,770	98,925
Blue Chip Growth Trust - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	25.828	23.574	21.901	15.709	13.457	13.446	11.732	8.324	14.678	13.197
Value at End of Year	—	25.828	23.574	21.901	15.709	13.457	13.446	11.732	8.324	14.678
Venture No. of Units	—	83,279	152,083	294,479	335,222	298,469	290,783	268,459	225,323	171,765
NY Venture No. of Units	—	11,184	13,776	49,955	37,928	35,708	30,066	31,269	13,337	9,529
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	20.821	18.975	17.602	12.607	—	—	—	—	—	—
Value at End of Year	20.741	20.821	18.975	17.602	—	—	—	—	—	—
Venture No. of Units	213,055	188,596	170,669	35,088	—	—	—	—	—	—
NY Venture No. of Units	24,442	20,825	10,457	108	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	29.930	27.387	25.507	18.341	15.751	15.777	13.800	9.816	17.353	15.642
Value at End of Year	29.696	29.930	27.387	25.507	18.341	15.751	15.777	13.800	9.816	17.353
Ven 22, 20 No. of Units	839,865	952,454	1,010,208	1,168,523	1,390,988	1,615,165	1,818,638	1,960,791	2,310,203	2,143,893
Ven 24 No. of Units	198,747	216,214	239,437	259,504	353,139	428,974	490,408	529,799	595,407	500,108
Ven 22, 20 Contracts with GEM
Value at Start of Year	29.124	26.703	24.920	17.954	15.451	15.507	13.591	9.687	17.158	15.498
Value at End of Year	28.839	29.124	26.703	24.920	17.954	15.451	15.507	13.591	9.687	17.158
No. of Units	40,346	42,275	48,877	63,281	158,887	172,965	182,406	117,319	164,296	136,844
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	22.869	21.321	15.346	13.193	13.228	11.582	8.247	14.592	13.167
Value at End of Year	—	—	22.869	21.321	15.346	13.193	13.228	11.582	8.247	14.592
No. of Units	—	—	587	16,690	21,422	23,004	22,462	27,528	27,160	17,595
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	25.333	23.169	21.568	15.501	—	—	—	—	—	—
Value at End of Year	25.147	25.333	23.169	21.568	—	—	—	—	—	—
No. of Units	6,547	6,893	15,469	3,723	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	28.534	26.201	24.488	17.670	15.229	15.307	13.436	9.591	17.014	15.390
Value at End of Year	28.212	28.534	26.201	24.488	17.670	15.229	15.307	13.436	9.591	17.014
No. of Units	92,909	131,481	123,440	155,655	195,791	206,072	246,437	276,079	305,091	308,579
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	25.333	23.169	21.568	15.501	13.306	13.321	11.646	8.280	14.629	13.180
Value at End of Year	—	25.333	23.169	21.568	15.501	13.306	13.321	11.646	8.280	14.629
Venture No. of Units	—	29,966	52,074	96,148	120,948	135,230	113,991	105,755	141,802	140,284
NY Venture No. of Units	—	1,905	5,154	6,945	8,146	8,123	11,642	11,877	5,265	3,973
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	20.693	18.897	17.565	12.605	—	—	—	—	—	—
Value at End of Year	20.573	20.693	18.897	17.565	—	—	—	—	—	—
Venture No. of Units	102,621	90,245	58,629	14,384	—	—	—	—	—	—
NY Venture No. of Units	3,575	1,707	894	247	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	24.631	17.764	15.302	15.373	13.487	9.623	17.062	15.426
Value at End of Year	—	—	—	24.631	17.764	15.302	15.373	13.487	9.623	17.062
NY Venture No. of Units	—	—	—	3,053	3,172	3,026	3,091	3,033	1,527	1,528
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	29.324	26.872	12.500	—	—	—	—	—	—	—
Value at End of Year	29.051	29.324	26.872	—	—	—	—	—	—	—
NY Venture No. of Units	1,106	2,459	2,765	—	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.642
Value at End of Year	—	—	—	—	—	—	—	—	—	17.353
Ven 9 No. of Units	—	—	—	—	—	—	—	—	—	536

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Bond Trust - Series II Shares (units first credited 10-28-2011)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	13.213	13.359	12.822	13.185	12.569	12.500	—	—	—	—
Value at End of Year	13.434	13.213	13.359	12.822	13.185	12.569	—	—	—	—
Venture No. of Units	3,198	76,804	722,962	5,748,822	7,539,427	7,658,611	—	—	—	—
NY Venture No. of Units	—	9,124	41,846	596,486	804,554	857,354	—	—	—	—
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.538	12.658	12.131	12.456	—	—	—	—	—	—
Value at End of Year	12.767	12.538	12.658	12.131	—	—	—	—	—	—
Venture No. of Units	5,615,241	6,032,512	6,381,000	2,468,205	—	—	—	—	—	—
NY Venture No. of Units	623,657	668,269	733,820	270,826	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	13.075	13.254	12.752	13.146	12.564	12.500	—	—	—	—
Value at End of Year	13.261	13.075	13.254	12.752	13.146	12.564	—	—	—	—
Ven 22, 20 No. of Units	2,861,833	2,510,217	2,900,293	3,470,821	3,841,749	4,218,483	—	—	—	—
Ven 24 No. of Units	432,424	405,529	446,548	536,908	575,253	576,865	—	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	12.967	13.170	12.697	13.115	12.559	12.500	—	—	—	—
Value at End of Year	13.125	12.967	13.170	12.697	13.115	12.559	—	—	—	—
No. of Units	109,886	80,339	91,971	105,270	109,064	133,873	—	—	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	13.212	12.724	13.131	12.562	12.500	—	—	—	—
Value at End of Year	—	—	13.212	12.724	13.131	12.562	—	—	—	—
No. of Units	—	—	8,613	246,455	359,031	356,596	—	—	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.103	13.275	12.766	13.154	—	—	—	—	—	—
Value at End of Year	13.296	13.103	13.275	12.766	—	—	—	—	—	—
No. of Units	255,425	273,419	331,000	119,370	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.886	13.107	12.655	13.092	12.556	12.500	—	—	—	—
Value at End of Year	13.023	12.886	13.107	12.655	13.092	12.556	—	—	—	—
No. of Units	365,250	334,230	413,042	562,204	556,719	592,278	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	13.103	13.275	12.766	13.154	12.565	12.500	—	—	—	—
Value at End of Year	—	13.103	13.275	12.766	13.154	12.565	—	—	—	—
Venture No. of Units	—	72,783	351,964	2,614,611	3,010,541	3,066,005	—	—	—	—
NY Venture No. of Units	—	34,004	72,224	379,253	428,704	429,936	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.461	12.606	12.105	12.454	—	—	—	—	—	—
Value at End of Year	12.664	12.461	12.606	12.105	—	—	—	—	—	—
Venture No. of Units	2,412,299	2,582,254	2,572,870	627,862	—	—	—	—	—	—
NY Venture No. of Units	302,607	304,921	315,284	80,003	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	13.128	12.669	13.100	12.557	12.500	—	—	—	—
Value at End of Year	—	—	13.128	12.669	13.100	12.557	—	—	—	—
NY Venture No. of Units	—	—	360	133,071	206,002	203,851	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.994	13.191	12.710	13.123	—	—	—	—	—	—
Value at End of Year	13.159	12.994	13.191	12.710	—	—	—	—	—	—
NY Venture No. of Units	133,445	143,209	198,914	98,376	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	13.075	13.254	12.752	13.146	12.564	12.500	—	—	—	—
Value at End of Year	13.261	13.075	13.254	12.752	13.146	12.564	—	—	—	—
Ven 9 No. of Units	33,527	31,804	33,706	33,569	41,984	42,976	—	—	—	—
No. of Units	164,924	128,124	142,327	135,209	163,895	173,613	—	—	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	13.075	13.254	12.752	13.146	12.564	12.500	—	—	—	—
Value at End of Year	13.261	13.075	13.254	12.752	13.146	12.564	—	—	—	—
No. of Units	23,828	11,606	11,715	13,086	10,666	12,597	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Capital Appreciation Trust - Series I Shares (units first credited 11-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	18.005	16.382	15.151	11.181	9.777	9.907	8.984	6.403	10.344	9.399
Value at End of Year	17.564	18.005	16.382	15.151	11.181	9.777	9.907	8.984	6.403	10.344
Ven 22, 20 No. of Units	3,520,342	3,944,681	4,523,898	5,099,239	5,983,743	6,922,674	8,172,745	4,804,356	5,946,816	7,854,681
Ven 24 No. of Units	146,742	165,366	189,550	217,784	243,352	286,982	340,497	222,073	234,099	296,396
Ven 22, 20 Contracts with GEM
Value at Start of Year	18.766	17.109	15.854	11.724	10.273	10.430	9.477	6.768	10.955	9.975
Value at End of Year	18.270	18.766	17.109	15.854	11.724	10.273	10.430	9.477	6.768	10.955
No. of Units	36,445	40,376	34,974	32,615	36,624	47,003	61,133	64,472	76,257	85,791
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.074	15.589	14.468	10.715	6.999	7.116	8.700	6.222	10.088	9.199
Value at End of Year	16.597	17.074	15.589	14.468	10.715	6.999	7.116	8.700	6.222	10.088
No. of Units	90,649	108,774	137,112	159,612	180,873	230,883	285,060	237,718	348,336	458,660
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	18.005	16.382	15.151	11.181	9.777	9.907	8.984	6.403	10.344	9.399
Value at End of Year	17.564	18.005	16.382	15.151	11.181	9.777	9.907	8.984	6.403	10.344
Ven 7, 8 No. of Units	1,008,908	1,128,890	1,254,688	1,459,326	1,650,553	1,916,411	2,240,760	1,724,739	1,965,368	2,288,937
Ven 9 No. of Units	269,170	297,680	337,891	375,657	427,516	484,843	571,677	291,858	336,950	392,539
Ven 3 Contracts with no Optional Riders
Value at Start of Year	18.005	16.382	15.151	11.181	9.777	9.907	8.984	6.403	10.344	9.399
Value at End of Year	17.564	18.005	16.382	15.151	11.181	9.777	9.907	8.984	6.403	10.344
No. of Units	282,141	318,558	341,601	364,428	426,409	486,587	612,181	630,757	698,636	829,942
Capital Appreciation Trust - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	24.318	22.127	20.447	15.086	13.175	13.350	12.103	8.619	13.919	12.644
Value at End of Year	—	24.318	22.127	20.447	15.086	13.175	13.350	12.103	8.619	13.919
Venture No. of Units	—	13,988	35,077	69,584	97,192	106,819	114,206	115,451	82,971	65,574
NY Venture No. of Units	—	1,295	2,178	5,866	10,805	2,424	1,647	1,713	184	1,827
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	20.532	18.655	17.213	12.681	—	—	—	—	—	—
Value at End of Year	20.071	20.532	18.655	17.213	—	—	—	—	—	—
Venture No. of Units	52,044	52,732	44,208	19,429	—	—	—	—	—	—
NY Venture No. of Units	1,343	584	168	169	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	27.888	25.439	23.566	17.431	15.261	15.502	12.518	8.937	16.285	14.831
Value at End of Year	27.152	27.888	25.439	23.566	17.431	15.261	15.502	12.518	8.937	16.285
Ven 22, 20 No. of Units	549,251	604,341	706,518	870,255	1,056,351	1,204,701	1,332,026	1,122,614	1,127,080	1,258,046
Ven 24 No. of Units	82,421	98,942	105,178	129,155	188,168	229,742	295,748	262,600	277,735	299,010
Ven 22, 20 Contracts with GEM
Value at Start of Year	27.137	24.804	23.024	17.064	14.970	15.237	13.876	9.926	16.102	14.694
Value at End of Year	26.368	27.137	24.804	23.024	17.064	14.970	15.237	13.876	9.926	16.102
No. of Units	27,185	28,822	34,570	43,542	54,789	64,229	73,174	69,155	73,182	99,531
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	19.905	14.738	12.916	13.133	11.949	8.539	12.500	—
Value at End of Year	—	—	—	19.905	14.738	12.916	13.133	11.949	8.539	—
No. of Units	—	—	—	622	647	235	240	4,400	4,164	—
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	23.852	21.747	20.136	14.886	—	—	—	—	—	—
Value at End of Year	23.234	23.852	21.747	20.136	—	—	—	—	—	—
No. of Units	414	883	841	430	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	26.587	24.338	22.625	16.794	14.755	15.041	13.718	9.828	15.967	14.592
Value at End of Year	25.795	26.587	24.338	22.625	16.794	14.755	15.041	13.718	9.828	15.967
No. of Units	58,305	65,703	74,056	86,464	114,093	136,356	175,819	156,382	177,937	212,786
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	23.852	21.747	20.136	14.886	13.026	13.226	12.015	8.573	13.873	12.627
Value at End of Year	—	23.852	21.747	20.136	14.886	13.026	13.226	12.015	8.573	13.873
Venture No. of Units	—	8,059	75,017	89,923	85,804	91,904	90,858	87,605	57,898	32,083
NY Venture No. of Units	—	10,420	12,116	1,297	1,393	1,425	1,426	2,529	1,405	1,363

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	20.407	18.578	17.176	12.679	—	—	—	—	—	—
Value at End of Year	19.908	20.407	18.578	17.176	—	—	—	—	—	—
Venture No. of Units	98,712	89,712	23,342	11,049	—	—	—	—	—	—
NY Venture No. of Units	16	—	—	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	22.757	16.883	14.826	15.106	13.770	12.500	—	—
Value at End of Year	—	—	—	22.757	16.883	14.826	15.106	13.770	—	—
NY Venture No. of Units	—	—	—	816	891	486	487	753	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	27.323	24.961	12.500	—	—	—	—	—	—	—
Value at End of Year	—	27.323	24.961	—	—	—	—	—	—	—
NY Venture No. of Units	—	197	408	—	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	27.888	25.439	23.566	17.431	15.261	15.502	16.285	—	—	14.831
Value at End of Year	27.152	27.888	25.439	23.566	17.431	15.261	15.502	—	—	16.285
Ven 9 No. of Units	170	176	182	187	193	198	204	—	—	482
Capital Appreciation Value Trust - Series II Shares (units first credited 06-16-2008)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	20.904	20.120	18.165	15.070	13.315	13.092	11.655	9.080	12.500	—
Value at End of Year	—	20.904	20.120	18.165	15.070	13.315	13.092	11.655	9.080	—
Venture No. of Units	—	2,962,350	5,477,596	6,183,277	6,866,369	7,164,185	7,641,483	7,916,719	2,797,205	—
NY Venture No. of Units	—	96,503	219,520	241,055	259,619	272,140	280,181	307,388	115,834	—
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.600	16.915	15.249	12.631	—	—	—	—	—	—
Value at End of Year	18.792	17.600	16.915	15.249	—	—	—	—	—	—
Venture No. of Units	5,373,832	2,688,384	349,580	159,237	—	—	—	—	—	—
NY Venture No. of Units	183,495	108,146	11,875	2,479	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	20.513	19.793	17.915	14.899	13.198	13.009	11.610	9.068	12.500	—
Value at End of Year	21.815	20.513	19.793	17.915	14.899	13.198	13.009	11.610	9.068	—
Ven 22, 20 No. of Units	325,332	319,832	282,962	195,767	251,175	294,319	394,179	583,770	640,689	—
Ven 24 No. of Units	5,683	2,017	3,706	3,276	46,971	48,466	54,180	54,808	15,308	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	20.206	19.536	17.718	14.765	13.105	12.943	11.574	9.058	12.500	—
Value at End of Year	21.445	20.206	19.536	17.718	14.765	13.105	12.943	11.574	9.058	—
No. of Units	8,554	6,266	7,213	7,339	12,232	12,593	12,972	16,387	11,635	—
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	17.816	14.832	13.151	12.976	11.592	12.500	—	—
Value at End of Year	—	—	—	17.816	14.832	13.151	12.976	11.592	—	—
No. of Units	—	—	—	218	232	247	265	281	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	19.858	12.500	—	—	—	—	—	—	—
Value at End of Year	—	—	19.858	—	—	—	—	—	—	—
No. of Units	—	—	1,406	—	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	19.979	19.345	17.571	14.664	13.035	12.894	11.547	9.051	12.500	—
Value at End of Year	21.172	19.979	19.345	17.571	14.664	13.035	12.894	11.547	9.051	—
No. of Units	2,622	964	191	606	613	1,665	2,015	3,255	3,228	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	20.591	19.858	17.965	14.933	13.221	13.026	11.619	9.071	12.500	—
Value at End of Year	21.908	20.591	19.858	17.965	14.933	13.221	13.026	11.619	9.071	—
Venture No. of Units	796	1,322,087	2,138,462	2,342,815	2,517,225	2,672,810	2,884,128	3,019,278	1,086,900	—
NY Venture No. of Units	—	99,579	170,820	210,088	217,770	239,743	235,530	239,123	82,264	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.493	16.845	15.216	12.630	—	—	—	—	—	—
Value at End of Year	18.640	17.493	16.845	15.216	—	—	—	—	—	—
Venture No. of Units	2,064,757	885,921	137,828	46,499	—	—	—	—	—	—
NY Venture No. of Units	189,362	100,902	22,004	1,270	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	17.620	14.698	13.058	12.911	11.556	9.053	12.500	—
Value at End of Year	—	—	—	17.620	14.698	13.058	12.911	11.556	9.053	—
NY Venture No. of Units	—	—	—	681	10,597	10,656	14,088	26,218	15,367	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	20.282	19.600	17.767	14.798	—	—	—	—	—	—
Value at End of Year	21.537	20.282	19.600	17.767	—	—	—	—	—	—
NY Venture No. of Units	13,247	13,347	13,508	9,432	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	20.513	19.793	17.915	14.899	13.198	13.009	11.610	9.068	12.500	—
Value at End of Year	21.815	20.513	19.793	17.915	14.899	13.198	13.009	11.610	9.068	—
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	—	8,177	—
Ven 9 No. of Units	4,674	3,618	709	—	—	—	—	—	339	—
No. of Units	31,885	20,577	16,201	8,565	10,191	10,194	10,740	12,621	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	20.513	19.793	12.500	—	—	—	—	—	—	—
Value at End of Year	21.815	20.513	19.793	—	—	—	—	—	—	—
No. of Units	2,353	187	41	—	—	—	—	—	—	—
Classic Value Trust (merged into Equity Income Trust eff 05-01-2009) - Series II Shares (units first credited 05-01-2004)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	11.840	13.736
Value at End of Year	—	—	—	—	—	—	—	—	6.357	11.840
Venture No. of Units	—	—	—	—	—	—	—	—	75,699	67,302
NY Venture No. of Units	—	—	—	—	—	—	—	—	7,998	6,261
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	14.564	16.940
Value at End of Year	—	—	—	—	—	—	—	—	7.801	14.564
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	316,136	534,747
Ven 24 No. of Units	—	—	—	—	—	—	—	—	13,993	11,133
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	14.458	16.850
Value at End of Year	—	—	—	—	—	—	—	—	7.728	14.458
No. of Units	—	—	—	—	—	—	—	—	1,003	1,734
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	11.771	13.704
Value at End of Year	—	—	—	—	—	—	—	—	6.298	11.771
No. of Units	—	—	—	—	—	—	—	—	6,218	5,497
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	14.379	16.783
Value at End of Year	—	—	—	—	—	—	—	—	7.674	14.379
No. of Units	—	—	—	—	—	—	—	—	36,527	34,122
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	11.800	13.718
Value at End of Year	—	—	—	—	—	—	—	—	6.323	11.800
Venture No. of Units	—	—	—	—	—	—	—	—	27,292	16,592
NY Venture No. of Units	—	—	—	—	—	—	—	—	2,527	1,808
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	14.405	16.805
Value at End of Year	—	—	—	—	—	—	—	—	7.692	14.405
NY Venture No. of Units	—	—	—	—	—	—	—	—	349	333
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	14.564	16.940
Value at End of Year	—	—	—	—	—	—	—	—	7.801	14.564
Ven 9 No. of Units	—	—	—	—	—	—	—	—	5,547	3,696
No. of Units	—	—	—	—	—	—	—	—	40,804	47,226
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	14.564	16.940
Value at End of Year	—	—	—	—	—	—	—	—	7.801	14.564
No. of Units	—	—	—	—	—	—	—	—	2,699	2,699

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Core Allocation Plus Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 06-16-2008)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	12.756	11.385	11.813	10.835	8.762	12.500	—
Value at End of Year	—	—	—	—	12.756	11.385	11.813	10.835	8.762	—
Venture No. of Units	—	—	—	—	3,724,057	3,795,289	4,069,787	4,333,030	1,474,893	—
NY Venture No. of Units	—	—	—	—	198,316	212,885	212,355	203,774	55,949	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	12.612	11.284	11.738	10.794	8.750	12.500	—
Value at End of Year	—	—	—	—	12.612	11.284	11.738	10.794	8.750	—
Ven 22, 20 No. of Units	—	—	—	—	92,130	112,678	135,007	172,885	99,894	—
Ven 24 No. of Units	—	—	—	—	3,058	2,995	2,932	11,359	3,190	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	12.498	11.205	11.679	10.760	8.740	12.500	—
Value at End of Year	—	—	—	—	12.498	11.205	11.679	10.760	8.740	—
No. of Units	—	—	—	—	1,183	3,698	5,112	5,255	2,379	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	12.640	11.304	11.753	10.802	8.752	12.500	—
Value at End of Year	—	—	—	—	12.640	11.304	11.753	10.802	8.752	—
Venture No. of Units	—	—	—	—	1,485,325	1,549,542	1,671,457	1,620,813	337,267	—
NY Venture No. of Units	—	—	—	—	184,888	187,848	185,640	178,523	71,730	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	12.441	11.165	11.649	10.744	8.736	12.500	—
Value at End of Year	—	—	—	—	12.441	11.165	11.649	10.744	8.736	—
NY Venture No. of Units	—	—	—	—	827	827	6,591	7,608	4,966	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	12.612	11.284	11.738	10.794	8.750	12.500	—
Value at End of Year	—	—	—	—	12.612	11.284	11.738	10.794	8.750	—
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	—	1,918	—
No. of Units	—	—	—	—	1,144	1,387	3,525	4,276	—	—
Core Allocation Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	16.022	16.486	15.062	12.500	—	—
Value at End of Year	—	—	—	—	—	16.022	16.486	15.062	—	—
Venture 2006 No. of Units	—	—	—	—	—	1,988,995	1,491,636	759,975	—	—
Venture 2006 No. of Units	—	—	—	—	—	168,405	132,359	62,474	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	15.916	16.418	15.037	12.500	—	—
Value at End of Year	—	—	—	—	—	15.916	16.418	15.037	—	—
Ven 22, 20 No. of Units	—	—	—	—	—	169,094	113,312	75,142	—	—
Ven 24 No. of Units	—	—	—	—	—	52,258	45,762	22,973	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	15.017	12.500	—	—
Value at End of Year	—	—	—	—	—	—	16.363	15.017	—	—
No. of Units	—	—	—	—	—	—	355	356	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	15.874	16.391	15.027	12.500	—	—
Value at End of Year	—	—	—	—	—	15.874	16.391	15.027	—	—
No. of Units	—	—	—	—	—	855	682	681	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	15.768	16.322	15.002	12.500	—	—
Value at End of Year	—	—	—	—	—	15.768	16.322	15.002	—	—
No. of Units	—	—	—	—	—	6,476	4,494	1,244	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	15.937	16.432	15.042	12.500	—	—
Value at End of Year	—	—	—	—	—	15.937	16.432	15.042	—	—
Venture 2006 No. of Units	—	—	—	—	—	906,304	736,759	353,271	—	—
Venture 2006 No. of Units	—	—	—	—	—	202,952	181,174	72,419	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	15.789	16.336	15.007	12.500	—	—
Value at End of Year	—	—	—	—	—	15.789	16.336	15.007	—	—
Venture 2006 No. of Units	—	—	—	—	—	38,212	35,720	680	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	15.916	16.418	15.037	12.500	—	—
Value at End of Year	—	—	—	—	—	15.916	16.418	15.037	—	—
Ven 9 No. of Units	—	—	—	—	—	432	449	83	—	—
No. of Units	—	—	—	—	—	8,735	15,231	6,618	—	—
Core Balanced Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	16.632	16.675	15.054	12.500	—	—
Value at End of Year	—	—	—	—	—	16.632	16.675	15.054	—	—
Venture 2006 No. of Units	—	—	—	—	—	3,879,903	3,007,346	1,054,278	—	—
Venture 2006 No. of Units	—	—	—	—	—	278,809	225,661	75,120	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	16.522	16.606	15.029	12.500	—	—
Value at End of Year	—	—	—	—	—	16.522	16.606	15.029	—	—
Ven 22, 20 No. of Units	—	—	—	—	—	278,659	190,032	131,200	—	—
Ven 24 No. of Units	—	—	—	—	—	15,688	42,429	7,254	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	16.434	16.551	15.009	12.500	—	—
Value at End of Year	—	—	—	—	—	16.434	16.551	15.009	—	—
No. of Units	—	—	—	—	—	5,182	4,478	4,502	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	16.478	16.578	15.019	12.500	—	—
Value at End of Year	—	—	—	—	—	16.478	16.578	15.019	—	—
No. of Units	—	—	—	—	—	19,578	5,031	5,145	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	16.368	16.509	14.994	12.500	—	—
Value at End of Year	—	—	—	—	—	16.368	16.509	14.994	—	—
No. of Units	—	—	—	—	—	53,259	35,149	29,743	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	16.543	16.620	15.034	12.500	—	—
Value at End of Year	—	—	—	—	—	16.543	16.620	15.034	—	—
Venture 2006 No. of Units	—	—	—	—	—	1,821,767	1,316,111	439,850	—	—
Venture 2006 No. of Units	—	—	—	—	—	369,983	334,797	123,346	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	16.390	16.523	14.999	12.500	—	—
Value at End of Year	—	—	—	—	—	16.390	16.523	14.999	—	—
Venture 2006 No. of Units	—	—	—	—	—	353	363	264	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	16.522	16.606	15.029	12.500	—	—
Value at End of Year	—	—	—	—	—	16.522	16.606	15.029	—	—
Ven 9 No. of Units	—	—	—	—	—	1,192	—	—	—	—
No. of Units	—	—	—	—	—	24,220	23,118	29,093	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	16.522	16.606	12.500	—	—	—
Value at End of Year	—	—	—	—	—	16.522	16.606	—	—	—
No. of Units	—	—	—	—	—	217	46	—	—	—
Core Bond Trust - Series I Shares (units first credited 04-24-2015)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.127	17.592	—	—	—	—	—	—	—	—
Value at End of Year	17.352	17.127	—	—	—	—	—	—	—	—
Ven 22, 20 No. of Units	1,969,954	2,225,099	—	—	—	—	—	—	—	—
Ven 24 No. of Units	105,053	113,848	—	—	—	—	—	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	16.765	17.245	—	—	—	—	—	—	—	—
Value at End of Year	16.951	16.765	—	—	—	—	—	—	—	—
No. of Units	44,007	50,269	—	—	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	16.499	16.988	—	—	—	—	—	—	—	—
Value at End of Year	16.657	16.499	—	—	—	—	—	—	—	—
No. of Units	146,696	164,496	—	—	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	17.127	17.592	—	—	—	—	—	—	—	—
Value at End of Year	17.352	17.127	—	—	—	—	—	—	—	—
Ven 7, 8 No. of Units	168,605	523,063	—	—	—	—	—	—	—	—
Ven 9 No. of Units	124,066	131,446	—	—	—	—	—	—	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	17.127	17.592	—	—	—	—	—	—	—	—
Value at End of Year	17.352	17.127	—	—	—	—	—	—	—	—
No. of Units	48,928	46,848	—	—	—	—	—	—	—	—
Core Bond Trust - Series II Shares (units first credited 05-01-2005)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	12.175	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.341	12.175	—	—	—	—	—	—	—	—
Venture 2006 No. of Units	14	269,813	—	—	—	—	—	—	—	—
Venture 2006 No. of Units	—	27,918	—	—	—	—	—	—	—	—
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.187	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.372	12.187	—	—	—	—	—	—	—	—
Venture No. of Units	571,025	495,868	—	—	—	—	—	—	—	—
NY Venture No. of Units	46,685	25,631	—	—	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.105	17.327	16.619	17.260	16.472	15.461	14.664	13.567	13.339	12.755
Value at End of Year	17.296	17.105	17.327	16.619	17.260	16.472	15.461	14.664	13.567	13.339
Ven 22, 20 No. of Units	1,015,950	1,066,675	174,941	156,905	218,140	304,341	328,895	277,960	204,068	101,235
Ven 24 No. of Units	227,900	258,796	18,466	17,165	21,609	13,409	8,077	12,963	18,618	5,546
Ven 22, 20 Contracts with GEM
Value at Start of Year	16.744	16.333	16.333	16.997	16.254	15.287	14.528	13.468	13.269	12.713
Value at End of Year	16.897	16.744	16.333	16.333	16.997	16.254	15.287	14.528	13.468	13.269
No. of Units	71,122	71,313	—	183	192	4,148	12,181	6,832	7,717	4,074
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.158	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.300	12.158	—	—	—	—	—	—	—	—
No. of Units	13,860	20,003	—	—	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	16.478	16.751	16.122	16.802	16.092	15.157	14.426	13.394	13.216	12.681
Value at End of Year	16.603	16.478	16.751	16.122	16.802	16.092	15.157	14.426	13.394	13.216
No. of Units	245,571	270,280	49,309	32,668	39,351	36,050	38,320	40,153	22,161	4,353
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	17.127	17.327	16.619	17.260	16.472	15.461	14.664	13.567	13.339	12.755
Value at End of Year	17.352	17.127	17.327	16.619	17.260	16.472	15.461	14.664	13.567	13.339
Ven 9 No. of Units	—	—	3,925	3,928	8,230	8,832	6,075	4,657	3,146	2,729
No. of Units	—	—	26,661	22,047	26,831	34,207	22,745	22,296	13,314	27,298
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	12.158	12.500	—	—	—	—	—	—	—	—
Value at End of Year	—	12.158	—	—	—	—	—	—	—	—
Venture 2006 No. of Units	—	98,864	—	—	—	—	—	—	—	—
Venture 2006 No. of Units	—	18,938	—	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.171	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.331	12.171	—	—	—	—	—	—	—	—
Venture No. of Units	316,656	280,576	—	—	—	—	—	—	—	—
NY Venture No. of Units	51,295	30,776	—	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	16.834	12.500	—	—	—	—	—	—	—	—
Value at End of Year	16.996	16.834	—	—	—	—	—	—	—	—
NY Venture No. of Units	1,450	2,738	—	—	—	—	—	—	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	17.327	16.619	17.260	16.472	15.461	14.664	13.567	13.339	12.755
Value at End of Year	—	—	17.327	16.619	17.260	16.472	15.461	14.664	13.567	13.339
No. of Units	—	—	2,243	2,404	2,570	2,741	2,998	3,250	2,434	2,688

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Core Disciplined Diversification Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	16.576	17.105	15.421	12.500	—	—
Value at End of Year	—	—	—	—	—	16.576	17.105	15.421	—	—
Venture 2006 No. of Units	—	—	—	—	—	3,426,950	2,510,200	1,153,654	—	—
Venture 2006 No. of Units	—	—	—	—	—	212,478	170,670	97,579	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	16.466	17.034	15.396	12.500	—	—
Value at End of Year	—	—	—	—	—	16.466	17.034	15.396	—	—
Ven 22, 20 No. of Units	—	—	—	—	—	430,353	343,397	182,127	—	—
Ven 24 No. of Units	—	—	—	—	—	63,593	36,957	3,284	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	16.379	16.978	15.375	12.500	—	—
Value at End of Year	—	—	—	—	—	16.379	16.978	15.375	—	—
No. of Units	—	—	—	—	—	6,666	3,495	3,517	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	16.422	17.006	15.385	12.500	—	—
Value at End of Year	—	—	—	—	—	16.422	17.006	15.385	—	—
No. of Units	—	—	—	—	—	6,347	6,115	2,454	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	16.313	16.935	12.500	—	—	—
Value at End of Year	—	—	—	—	—	16.313	16.935	—	—	—
No. of Units	—	—	—	—	—	29,757	12,405	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	16.488	17.048	15.401	12.500	—	—
Value at End of Year	—	—	—	—	—	16.488	17.048	15.401	—	—
Venture 2006 No. of Units	—	—	—	—	—	1,332,949	977,297	445,536	—	—
Venture 2006 No. of Units	—	—	—	—	—	140,040	119,635	30,340	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	16.335	16.949	15.365	12.500	—	—
Value at End of Year	—	—	—	—	—	16.335	16.949	15.365	—	—
Venture 2006 No. of Units	—	—	—	—	—	6,823	7,512	664	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	16.466	17.034	15.396	12.500	—	—
Value at End of Year	—	—	—	—	—	16.466	17.034	15.396	—	—
Ven 9 No. of Units	—	—	—	—	—	364	1,488	58	—	—
No. of Units	—	—	—	—	—	7,141	6,761	6,515	—	—
Core Equity Trust (merged into Fundamental Value Trust eff 05-01-2009) - Series II Shares (units first credited 05-03-2004)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	12.463	13.421
Value at End of Year	—	—	—	—	—	—	—	—	5.594	12.463
Venture No. of Units	—	—	—	—	—	—	—	—	62,404	39,515
NY Venture No. of Units	—	—	—	—	—	—	—	—	2,891	2,149
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	14.282	15.419
Value at End of Year	—	—	—	—	—	—	—	—	6.395	14.282
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	630,079	685,540
Ven 24 No. of Units	—	—	—	—	—	—	—	—	241,658	186,815
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	14.178	15.337
Value at End of Year	—	—	—	—	—	—	—	—	6.335	14.178
No. of Units	—	—	—	—	—	—	—	—	16,928	11,308
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	12.390	13.390
Value at End of Year	—	—	—	—	—	—	—	—	5.542	12.390
No. of Units	—	—	—	—	—	—	—	—	3,854	2,850
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	14.100	15.276
Value at End of Year	—	—	—	—	—	—	—	—	6.291	14.100
No. of Units	—	—	—	—	—	—	—	—	80,707	71,839

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	12.421	13.403
Value at End of Year	—	—	—	—	—	—	—	—	5.564	12.421
Venture No. of Units	—	—	—	—	—	—	—	—	20,643	16,175
NY Venture No. of Units	—	—	—	—	—	—	—	—	1,768	1,058
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	14.126	15.296
Value at End of Year	—	—	—	—	—	—	—	—	6.306	14.126
NY Venture No. of Units	—	—	—	—	—	—	—	—	498	403
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	14.282	15.419
Value at End of Year	—	—	—	—	—	—	—	—	6.395	14.282
Ven 9 No. of Units	—	—	—	—	—	—	—	—	6,799	3,758
No. of Units	—	—	—	—	—	—	—	—	50,037	40,426
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	14.282	15.419
Value at End of Year	—	—	—	—	—	—	—	—	6.395	14.282
No. of Units	—	—	—	—	—	—	—	—	58	58
Core Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 05-01-2009)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	17.383	15.869	15.970	14.733	12.500	—	—
Value at End of Year	—	—	—	—	17.383	15.869	15.970	14.733	—	—
Venture 2006 No. of Units	—	—	—	—	6,535,393	6,281,785	5,572,448	2,869,745	—	—
Venture 2006 No. of Units	—	—	—	—	433,851	429,573	332,103	179,238	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	17.224	15.764	15.903	14.708	12.500	—	—
Value at End of Year	—	—	—	—	17.224	15.764	15.903	14.708	—	—
Ven 22, 20 No. of Units	—	—	—	—	387,830	406,901	335,300	199,458	—	—
Ven 24 No. of Units	—	—	—	—	58,280	49,001	37,788	35,554	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	17.098	15.680	15.850	14.688	12.500	—	—
Value at End of Year	—	—	—	—	17.098	15.680	15.850	14.688	—	—
No. of Units	—	—	—	—	1,188	5,183	7,152	3,167	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	17.161	15.722	15.877	14.698	12.500	—	—
Value at End of Year	—	—	—	—	17.161	15.722	15.877	14.698	—	—
No. of Units	—	—	—	—	7,849	3,721	4,893	2,383	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	17.004	15.617	15.811	14.674	12.500	—	—
Value at End of Year	—	—	—	—	17.004	15.617	15.811	14.674	—	—
No. of Units	—	—	—	—	27,922	9,920	11,014	8,933	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	17.256	15.785	15.917	14.713	12.500	—	—
Value at End of Year	—	—	—	—	17.256	15.785	15.917	14.713	—	—
Venture 2006 No. of Units	—	—	—	—	3,114,690	3,132,967	2,738,108	1,542,062	—	—
Venture 2006 No. of Units	—	—	—	—	499,231	503,603	475,017	175,217	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	17.035	15.638	15.824	14.679	12.500	—	—
Value at End of Year	—	—	—	—	17.035	15.638	15.824	14.679	—	—
Venture 2006 No. of Units	—	—	—	—	20,334	5,726	6,603	844	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	17.224	15.764	15.903	14.708	12.500	—	—
Value at End of Year	—	—	—	—	17.224	15.764	15.903	14.708	—	—
Ven 9 No. of Units	—	—	—	—	418	420	421	—	—	—
No. of Units	—	—	—	—	31,327	28,115	29,029	26,795	—	—
Core Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 05-01-2009)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	17.311	15.512	16.303	15.229	12.500	—	—
Value at End of Year	—	—	—	—	17.311	15.512	16.303	15.229	—	—
Venture 2006 No. of Units	—	—	—	—	5,699,267	6,049,162	5,382,595	2,363,960	—	—
Venture 2006 No. of Units	—	—	—	—	460,516	484,933	373,692	184,057	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	17.153	15.409	16.235	15.203	12.500	—	—
Value at End of Year	—	—	—	—	17.153	15.409	16.235	15.203	—	—
Ven 22, 20 No. of Units	—	—	—	—	568,127	587,503	649,290	225,307	—	—
Ven 24 No. of Units	—	—	—	—	15,648	18,059	20,466	34,391	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	17.028	15.327	16.181	15.183	12.500	—	—
Value at End of Year	—	—	—	—	17.028	15.327	16.181	15.183	—	—
No. of Units	—	—	—	—	7,758	6,312	18,664	11,740	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	17.090	15.368	16.208	15.193	12.500	—	—
Value at End of Year	—	—	—	—	17.090	15.368	16.208	15.193	—	—
No. of Units	—	—	—	—	3,337	3,518	2,815	2,291	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	16.934	15.266	16.141	15.168	12.500	—	—
Value at End of Year	—	—	—	—	16.934	15.266	16.141	15.168	—	—
No. of Units	—	—	—	—	43,248	34,338	35,716	30,854	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	17.185	15.429	16.248	12.500	12.500	—	—
Value at End of Year	—	—	—	—	17.185	15.429	16.248	12.500	—	—
Venture 2006 No. of Units	—	—	—	—	2,827,336	2,685,750	2,220,439	944,707	—	—
Venture 2006 No. of Units	—	—	—	—	315,947	361,252	345,131	198,347	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	16.965	15.286	16.154	15.173	12.500	—	—
Value at End of Year	—	—	—	—	16.965	15.286	16.154	15.173	—	—
Venture 2006 No. of Units	—	—	—	—	12,022	1,039	9,478	7,287	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	17.153	15.409	16.235	15.203	12.500	—	—
Value at End of Year	—	—	—	—	17.153	15.409	16.235	15.203	—	—
Ven 9 No. of Units	—	—	—	—	2,166	974	1,516	855	—	—
No. of Units	—	—	—	—	4,715	7,515	3,501	1,352	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	17.153	12.500	—	—	—	—	—
Value at End of Year	—	—	—	—	17.153	—	—	—	—	—
No. of Units	—	—	—	—	72	—	—	—	—	—
Core Strategy Trust (formerly Index Allocation Trust) - Series II Shares (units first credited 02-13-2006)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	17.993	18.269	17.449	14.828	13.361	13.514	12.187	10.134	13.942	13.237
Value at End of Year	19.024	17.993	18.269	17.449	14.828	13.361	13.514	12.187	10.134	13.942
Venture No. of Units	7,527,429	31,491,721	56,146,127	66,446,934	13,475,326	13,677,760	13,423,487	11,937,906	6,586,789	4,059,033
NY Venture No. of Units	450,471	1,497,815	2,970,277	3,555,858	890,516	916,735	897,844	825,329	561,858	396,385
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	15.387	15.600	14.877	12.624	—	—	—	—	—	—
Value at End of Year	16.294	15.387	15.600	14.877	—	—	—	—	—	—
Venture No. of Units	57,073,096	33,910,346	8,949,763	1,961,298	—	—	—	—	—	—
NY Venture No. of Units	3,041,127	1,913,351	611,200	128,930	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.969	18.291	17.514	14.920	13.478	13.667	12.355	10.299	14.206	13.521
Value at End of Year	18.952	17.969	18.291	17.514	14.920	13.478	13.667	12.355	10.299	14.206
Ven 22, 20 No. of Units	2,689,755	2,828,949	2,786,310	2,980,494	637,327	614,137	547,240	597,974	583,273	391,182
Ven 24 No. of Units	178,212	194,221	224,297	295,565	109,376	106,952	125,588	115,524	124,058	108,703
Ven 22, 20 Contracts with GEM
Value at Start of Year	17.618	17.969	17.240	14.716	13.320	13.534	12.260	10.240	14.152	13.497
Value at End of Year	18.544	17.618	17.969	17.240	14.716	13.320	13.534	12.260	10.240	14.152
No. of Units	40,173	31,702	35,103	47,185	2,421	458	3,576	17,170	36,706	37,332
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	17.723	16.986	14.486	13.098	13.295	12.031	10.039	13.861	13.206
Value at End of Year	—	—	17.723	16.986	14.486	13.098	13.295	12.031	10.039	13.861
No. of Units	—	—	5,027	74,927	84,362	89,492	86,718	111,780	123,361	115,713

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.648	17.955	17.183	14.632	—	—	—	—	—	—
Value at End of Year	18.622	17.648	17.955	17.183	—	—	—	—	—	—
No. of Units	53,291	81,247	124,676	30,063	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.358	17.731	17.037	14.565	13.203	13.435	12.189	10.196	14.113	13.480
Value at End of Year	18.244	17.358	17.731	17.037	14.565	13.203	13.435	12.189	10.196	14.113
No. of Units	108,134	205,524	241,403	277,737	69,715	65,375	89,983	107,249	100,708	66,138
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	17.648	17.955	17.183	14.632	13.210	13.388	12.098	10.080	13.896	13.219
Value at End of Year	18.622	17.648	17.955	17.183	14.632	13.210	13.388	12.098	10.080	13.896
Venture No. of Units	3,015,001	13,026,772	23,244,692	26,454,074	4,638,098	4,536,137	4,237,017	3,625,317	1,489,443	850,317
NY Venture No. of Units	442,473	1,493,973	2,992,093	3,481,565	582,792	616,536	629,758	577,013	348,769	273,308
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	20.180	20.500	19.590	16.656	—	—	—	—	—	—
Value at End of Year	21.326	20.180	20.500	19.590	—	—	—	—	—	—
Venture No. of Units	16,815,044	9,885,134	2,269,224	380,360	—	—	—	—	—	—
NY Venture No. of Units	1,799,914	1,196,910	298,203	81,234	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	17.104	14.615	13.242	13.468	12.212	10.211	14.126	13.486
Value at End of Year	—	—	—	17.104	14.615	13.242	13.468	12.212	10.211	14.126
NY Venture No. of Units	—	—	—	150,580	177,853	201,489	213,081	215,106	247,311	232,199
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.705	18.049	17.308	14.767	—	—	—	—	—	—
Value at End of Year	18.645	17.705	18.049	17.308	—	—	—	—	—	—
NY Venture No. of Units	202,162	198,427	225,839	81,548	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	17.969	18.291	17.514	14.920	13.478	13.667	12.355	10.299	14.206	13.521
Value at End of Year	18.952	17.969	18.291	17.514	14.920	13.478	13.667	12.355	10.299	14.206
Ven 9 No. of Units	12,674	7,931	11,034	10,734	9,247	10,296	16,740	17,915	25,922	7,346
No. of Units	45,793	53,027	60,395	61,150	8,063	9,149	12,732	8,020	4,639	2,522
Ven 3 Contracts with no Optional Riders
Value at Start of Year	17.969	18.291	17.514	14.920	13.521	—	—	—	—	—
Value at End of Year	18.952	17.969	18.291	17.514	14.920	—	—	—	—	—
No. of Units	1,788	1,807	1,902	7,337	70	—	—	—	—	—
Disciplined Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 06-16-2008)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	13.809	12.407	12.844	11.479	9.146	12.500	—
Value at End of Year	—	—	—	—	13.809	12.407	12.844	11.479	9.146	—
Venture No. of Units	—	—	—	—	6,030,251	6,183,430	6,760,483	6,631,694	2,579,913	—
NY Venture No. of Units	—	—	—	—	208,440	216,823	215,037	214,840	92,791	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	13.653	12.298	12.763	11.435	9.134	12.500	—
Value at End of Year	—	—	—	—	13.653	12.298	12.763	11.435	9.134	—
Ven 22, 20 No. of Units	—	—	—	—	180,278	203,551	273,524	346,555	379,600	—
Ven 24 No. of Units	—	—	—	—	29,740	29,705	29,526	33,158	38,482	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	13.530	12.211	12.698	11.400	9.124	12.500	—
Value at End of Year	—	—	—	—	13.530	12.211	12.698	11.400	9.124	—
No. of Units	—	—	—	—	573	574	3,352	3,862	2,562	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	13.438	12.146	12.650	11.374	9.116	12.500	—
Value at End of Year	—	—	—	—	13.438	12.146	12.650	11.374	9.116	—
No. of Units	—	—	—	—	79	79	80	76	13,717	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	13.684	12.320	12.779	11.444	9.136	12.500	—
Value at End of Year	—	—	—	—	13.684	12.320	12.779	11.444	9.136	—
Venture No. of Units	—	—	—	—	1,256,933	1,337,130	1,471,414	1,466,009	542,247	—
NY Venture No. of Units	—	—	—	—	123,194	127,684	126,294	121,461	43,213	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	13.468	12.168	12.666	11.382	9.119	12.500	—
Value at End of Year	—	—	—	—	13.468	12.168	12.666	11.382	9.119	—
NY Venture No. of Units	—	—	—	—	1,114	1,112	1,879	2,050	6,428	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	13.653	12.298	12.763	11.435	9.134	12.500	—
Value at End of Year	—	—	—	—	13.653	12.298	12.763	11.435	9.134	—
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	—	1,679	—
Ven 9 No. of Units	—	—	—	—	—	—	338	339	286	—
No. of Units	—	—	—	—	7,969	7,918	7,865	7,994	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	13.653	12.298	12.763	11.435	9.134	12.500	—
Value at End of Year	—	—	—	—	13.653	12.298	12.763	11.435	9.134	—
No. of Units	—	—	—	—	6,080	6,082	6,084	6,087	17,512	—
Dynamic Growth Trust (merged into Mid Cap Stock Trust eff 04-25-2008) - Series I Shares (units first credited 05-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	5.512
Value at End of Year	—	—	—	—	—	—	—	—	—	5.939
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	—	5,377,313
Ven 24 No. of Units	—	—	—	—	—	—	—	—	—	155,157
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	—	7.358
Value at End of Year	—	—	—	—	—	—	—	—	—	7.912
No. of Units	—	—	—	—	—	—	—	—	—	72,969
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	5.987
Value at End of Year	—	—	—	—	—	—	—	—	—	6.428
No. of Units	—	—	—	—	—	—	—	—	—	419,395
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	—	5.512
Value at End of Year	—	—	—	—	—	—	—	—	—	5.939
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	—	—	262,947
Ven 9 No. of Units	—	—	—	—	—	—	—	—	—	73,458
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	—	5.512
Value at End of Year	—	—	—	—	—	—	—	—	—	5.939
No. of Units	—	—	—	—	—	—	—	—	—	56,338
Dynamic Growth Trust (merged into Mid Cap Stock Trust eff 04-25-2008) - Series II Shares (units first credited 05-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.869
Value at End of Year	—	—	—	—	—	—	—	—	—	18.160
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	—	385,097
Ven 24 No. of Units	—	—	—	—	—	—	—	—	—	71,449
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.713
Value at End of Year	—	—	—	—	—	—	—	—	—	17.956
No. of Units	—	—	—	—	—	—	—	—	—	26,321
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.597
Value at End of Year	—	—	—	—	—	—	—	—	—	17.805
No. of Units	—	—	—	—	—	—	—	—	—	55,639
Emerging Growth Trust (merged into Small Cap Growth Trust eff 11-07-2008) - Series II Shares (units first credited 05-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	19.796
Value at End of Year	—	—	—	—	—	—	—	—	—	20.248
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	—	144,527
Ven 24 No. of Units	—	—	—	—	—	—	—	—	—	15,263
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	—	19.652
Value at End of Year	—	—	—	—	—	—	—	—	—	20.061
No. of Units	—	—	—	—	—	—	—	—	—	5,794

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	19.544
Value at End of Year	—	—	—	—	—	—	—	—	—	19.921
No. of Units	—	—	—	—	—	—	—	—	—	5,422
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	—	19.796
Value at End of Year	—	—	—	—	—	—	—	—	—	20.248
Ven 9 No. of Units	—	—	—	—	—	—	—	—	—	2,599
No. of Units	—	—	—	—	—	—	—	—	—	10,158
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	—	19.796
Value at End of Year	—	—	—	—	—	—	—	—	—	20.248
No. of Units	—	—	—	—	—	—	—	—	—	273
Emerging Small Company Trust (merged into Smaller Company Growth Trust eff 11-16-2009) - Series I Shares (units first credited 01-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	20.992	19.704
Value at End of Year	—	—	—	—	—	—	—	—	11.741	20.992
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	1,534,437	2,071,453
Ven 24 No. of Units	—	—	—	—	—	—	—	—	46,307	60,316
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	10.585	9.955
Value at End of Year	—	—	—	—	—	—	—	—	5.908	10.585
No. of Units	—	—	—	—	—	—	—	—	33,858	44,896
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	9.642	9.082
Value at End of Year	—	—	—	—	—	—	—	—	5.374	9.642
No. of Units	—	—	—	—	—	—	—	—	97,148	110,634
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	20.992	19.704
Value at End of Year	—	—	—	—	—	—	—	—	11.741	20.992
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	—	171,248	212,432
Ven 9 No. of Units	—	—	—	—	—	—	—	—	76,850	92,518
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	20.992	19.704
Value at End of Year	—	—	—	—	—	—	—	—	11.741	20.992
No. of Units	—	—	—	—	—	—	—	—	12,239	14,033
Emerging Small Company Trust (merged into Smaller Company Growth Trust eff 11-16-2009) - Series II Shares (units first credited 05-13-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	15.988	15.036
Value at End of Year	—	—	—	—	—	—	—	—	8.923	15.988
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	514,977	594,096
Ven 24 No. of Units	—	—	—	—	—	—	—	—	119,313	128,708
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	15.809	14.897
Value at End of Year	—	—	—	—	—	—	—	—	8.806	15.809
No. of Units	—	—	—	—	—	—	—	—	36,346	39,001
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	15.676	14.794
Value at End of Year	—	—	—	—	—	—	—	—	8.718	15.676
No. of Units	—	—	—	—	—	—	—	—	58,893	67,001
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.036
Value at End of Year	—	—	—	—	—	—	—	—	—	15.988
Ven 9 No. of Units	—	—	—	—	—	—	—	—	—	234
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	15.988	15.036
Value at End of Year	—	—	—	—	—	—	—	—	8.923	15.988
No. of Units	—	—	—	—	—	—	—	—	169	169

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Equity Income Trust - Series I Shares (units first credited 11-02-1992)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	46.224	50.267	47.432	36.988	31.962	32.677	28.785	23.220	36.772	36.086
Value at End of Year	54.298	46.224	50.267	47.432	36.988	31.962	32.677	28.785	23.220	36.772
Ven 22, 20 No. of Units	1,767,434	1,969,234	2,239,695	2,586,878	2,929,864	3,364,438	3,673,893	4,208,229	5,075,386	6,642,910
Ven 24 No. of Units	40,725	45,883	56,661	67,944	75,236	83,236	97,405	118,549	142,330	182,387
Ven 22, 20 Contracts with GEM
Value at Start of Year	22.367	24.373	23.044	18.006	15.591	15.971	14.097	11.394	18.081	17.779
Value at End of Year	26.222	22.367	24.373	23.044	18.006	15.591	15.971	14.097	11.394	18.081
No. of Units	32,717	39,726	50,514	62,943	69,437	77,113	83,225	91,907	117,429	140,914
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	24.970	27.249	25.803	20.192	17.510	17.964	15.880	12.854	20.429	20.118
Value at End of Year	29.229	24.970	27.249	25.803	20.192	17.510	17.964	15.880	12.854	20.429
No. of Units	104,908	117,301	135,340	151,789	172,721	229,660	249,319	339,276	464,056	593,967
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	46.224	50.267	47.432	36.988	31.962	32.677	28.785	23.220	36.772	36.086
Value at End of Year	54.298	46.224	50.267	47.432	36.988	31.962	32.677	28.785	23.220	36.772
Ven 7, 8 No. of Units	673,589	762,068	875,018	1,023,159	1,173,005	1,370,825	1,548,908	1,780,940	1,954,364	2,558,033
Ven 9 No. of Units	327,855	368,467	402,125	437,693	483,278	551,755	641,636	695,571	816,714	993,459
Ven 3 Contracts with no Optional Riders
Value at Start of Year	46.224	50.267	47.432	36.988	31.962	32.677	28.785	23.220	36.772	36.086
Value at End of Year	54.298	46.224	50.267	47.432	36.988	31.962	32.677	28.785	23.220	36.772
No. of Units	34,558	39,876	54,591	56,631	60,253	72,004	75,395	78,962	92,657	118,103
Equity Income Trust - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	17.721	19.258	18.167	14.164	12.228	12.495	11.000	8.863	14.044	13.772
Value at End of Year	20.831	17.721	19.258	18.167	14.164	12.228	12.495	11.000	8.863	14.044
Venture No. of Units	18	79,299	186,657	405,693	473,814	503,371	524,443	544,071	386,082	277,900
NY Venture No. of Units	—	1,728	11,466	37,936	46,301	42,286	44,872	52,071	44,266	38,501
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	15.957	17.315	16.309	12.696	—	—	—	—	—	—
Value at End of Year	18.786	15.957	17.315	16.309	—	—	—	—	—	—
Venture No. of Units	321,430	305,411	255,345	80,514	—	—	—	—	—	—
NY Venture No. of Units	25,896	26,809	24,485	8,884	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	21.964	23.929	22.629	17.687	15.308	15.682	13.839	11.179	17.758	17.458
Value at End of Year	25.755	21.964	23.929	22.629	17.687	15.308	15.682	13.839	11.179	17.758
Ven 22, 20 No. of Units	1,087,522	1,208,171	1,279,877	1,572,323	1,847,133	2,160,311	2,933,224	2,305,656	2,424,767	2,894,629
Ven 24 No. of Units	282,274	323,207	366,347	432,553	566,834	656,036	622,046	687,417	767,687	812,147
Ven 22, 20 Contracts with GEM
Value at Start of Year	21.373	23.331	22.108	17.314	15.015	15.413	13.629	11.031	17.559	17.297
Value at End of Year	25.011	21.373	23.331	22.108	17.314	15.015	15.413	13.629	11.031	17.559
No. of Units	149,128	154,917	163,538	174,511	184,354	211,292	181,156	168,095	179,379	235,551
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	17.685	13.836	11.987	12.293	10.859	8.780	13.962	13.740
Value at End of Year	—	—	—	17.685	13.836	11.987	12.293	10.859	8.780	13.962
No. of Units	—	—	—	17,516	20,744	23,525	43,907	40,318	26,259	24,969
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.381	18.927	17.890	13.976	—	—	—	—	—	—
Value at End of Year	20.391	17.381	18.927	17.890	—	—	—	—	—	—
No. of Units	14,318	15,207	18,176	3,716	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	20.940	22.893	21.725	17.040	14.800	15.215	13.474	10.922	17.411	17.177
Value at End of Year	24.468	20.940	22.893	21.725	17.040	14.800	15.215	13.474	10.922	17.411
No. of Units	176,763	173,011	195,919	229,850	276,761	326,867	320,547	381,849	409,747	524,235
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	18.927	17.890	13.976	12.090	12.379	10.919	8.816	13.997	13.754
Value at End of Year	—	17.381	18.927	17.890	13.976	12.090	12.379	10.919	8.816	13.997
Venture No. of Units	—	30,267	139,452	226,372	260,721	277,148	265,806	264,077	191,302	141,008
NY Venture No. of Units	—	33,013	36,502	35,242	41,444	44,811	46,382	36,476	14,024	11,020

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	15.859	17.243	16.274	12.695	—	—	—	—	—	—
Value at End of Year	18.634	15.859	17.243	16.274	—	—	—	—	—	—
Venture No. of Units	191,080	163,304	97,931	49,468	—	—	—	—	—	—
NY Venture No. of Units	38,914	19,635	9,986	1,558	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	21.852	17.131	14.871	15.281	13.526	10.958	17.461	17.217
Value at End of Year	—	—	—	21.852	17.131	14.871	15.281	13.526	10.958	17.461
NY Venture No. of Units	—	—	—	13,998	14,209	14,502	13,912	14,298	12,580	14,806
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	21.519	23.479	22.237	17.407	—	—	—	—	—	—
Value at End of Year	25.195	21.519	23.479	22.237	—	—	—	—	—	—
NY Venture No. of Units	6,395	9,208	13,274	201	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	17.758	—	—	17.458
Value at End of Year	—	—	—	—	—	—	18.887	—	—	17.758
Ven 9 No. of Units	—	—	—	—	—	—	11,090	—	—	544
No. of Units	—	—	—	—	—	—	80,786	—	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	12.500	—	—	—
Value at End of Year	—	—	—	—	—	—	18.887	—	—	—
No. of Units	—	—	—	—	—	—	8,632	—	—	—
Financial Industries Trust (formerly Financial Services Trust) - Series I Shares (units first credited 04-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	18.746	19.527	18.226	14.136	12.144	13.609	12.295	8.817	16.156	17.584
Value at End of Year	22.066	18.746	19.527	18.226	14.136	12.144	13.609	12.295	8.817	16.156
Ven 22, 20 No. of Units	271,630	265,019	280,078	328,913	363,187	395,533	538,771	658,764	747,308	783,943
Ven 24 No. of Units	8,670	5,588	5,463	6,410	5,778	8,075	11,381	13,435	13,452	18,283
Ven 22, 20 Contracts with GEM
Value at Start of Year	18.204	19.000	17.770	13.809	11.887	13.348	12.083	8.683	15.942	17.386
Value at End of Year	21.384	18.204	19.000	17.770	13.809	11.887	13.348	12.083	8.683	15.942
No. of Units	10,117	10,949	11,612	13,669	14,407	15,095	17,555	19,758	24,056	26,767
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.807	18.614	17.435	13.569	11.699	13.156	11.927	8.583	15.783	17.239
Value at End of Year	20.887	17.807	18.614	17.435	13.569	11.699	13.156	11.927	8.583	15.783
No. of Units	10,490	12,422	13,425	14,690	16,876	20,028	30,832	38,611	43,268	69,285
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	18.746	19.527	18.226	14.136	12.144	13.609	12.295	8.817	16.156	17.584
Value at End of Year	22.066	18.746	19.527	18.226	14.136	12.144	13.609	12.295	8.817	16.156
Ven 7, 8 No. of Units	21,199	18,270	19,315	22,757	21,644	29,153	36,784	42,257	43,795	61,154
Ven 9 No. of Units	8,752	8,080	8,066	10,086	9,493	13,564	19,540	21,991	14,569	26,597
Ven 3 Contracts with no Optional Riders
Value at Start of Year	18.746	19.527	18.226	14.136	12.144	13.609	12.295	8.817	16.156	17.584
Value at End of Year	22.066	18.746	19.527	18.226	14.136	12.144	13.609	12.295	8.817	16.156
No. of Units	27,886	1,749	2,011	2,021	2,929	2,936	3,728	3,757	2,743	2,259
Financial Industries Trust (formerly Financial Services Trust) - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	15.436	16.078	15.001	11.629	9.985	11.181	10.098	7.246	13.268	14.421
Value at End of Year	—	15.436	16.078	15.001	11.629	9.985	11.181	10.098	7.246	13.268
Venture No. of Units	—	28,389	41,548	77,603	82,663	85,227	102,913	99,359	88,193	68,733
NY Venture No. of Units	—	3,292	4,696	7,074	10,842	18,925	17,738	18,836	6,973	7,731
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.002	17.682	16.473	12.751	—	—	—	—	—	—
Value at End of Year	20.066	17.002	17.682	16.473	—	—	—	—	—	—
Venture No. of Units	40,322	24,185	16,250	7,878	—	—	—	—	—	—
NY Venture No. of Units	8,791	6,606	706	4,856	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	20.049	20.936	19.582	15.219	13.100	14.706	13.315	9.578	17.582	19.159
Value at End of Year	23.568	20.049	20.936	19.582	15.219	13.100	14.706	13.315	9.578	17.582
Ven 22, 20 No. of Units	219,587	230,703	248,346	308,362	336,654	377,901	463,837	567,992	625,344	543,766
Ven 24 No. of Units	61,261	53,690	46,663	59,134	76,247	75,061	92,831	103,144	90,301	97,962

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 22, 20 Contracts with GEM
Value at Start of Year	19.510	20.413	19.131	14.898	12.850	14.453	13.113	9.451	17.385	18.982
Value at End of Year	22.888	19.510	20.413	19.131	14.898	12.850	14.453	13.113	9.451	17.385
No. of Units	5,801	5,839	5,660	6,333	6,838	18,928	21,033	24,314	25,537	27,135
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	14.603	11.360	9.789	10.999	9.969	7.178	13.190	14.388
Value at End of Year	—	—	—	14.603	11.360	9.789	10.999	9.969	7.178	13.190
No. of Units	—	—	—	8,498	17,574	17,119	20,726	24,279	11,523	11,520
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	15.140	15.801	14.772	11.475	—	—	—	—	—	—
Value at End of Year	17.806	15.140	15.801	14.772	—	—	—	—	—	—
No. of Units	5,095	5,535	9,280	4,933	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	19.114	20.029	18.800	14.662	12.665	14.267	12.963	9.357	17.238	18.850
Value at End of Year	22.390	19.114	20.029	18.800	14.662	12.665	14.267	12.963	9.357	17.238
No. of Units	25,093	21,278	55,868	62,048	57,923	62,767	70,067	76,496	49,630	60,614
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	15.140	15.801	14.772	11.475	9.872	11.077	10.024	7.207	13.223	14.402
Value at End of Year	—	15.140	15.801	14.772	11.475	9.872	11.077	10.024	7.207	13.223
Venture No. of Units	—	14,277	23,271	44,791	60,058	73,243	79,742	86,305	58,336	46,458
NY Venture No. of Units	—	30	2,384	4,505	5,139	5,146	5,122	8,257	5,288	2,896
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	16.898	17.609	16.438	12.750	—	—	—	—	—	—
Value at End of Year	19.903	16.898	17.609	16.438	—	—	—	—	—	—
Venture No. of Units	27,501	22,903	16,437	6,215	—	—	—	—	—	—
NY Venture No. of Units	4,170	4,337	2,223	553	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	18.910	14.740	12.727	14.329	13.013	9.389	17.287	18.894
Value at End of Year	—	—	—	18.910	14.740	12.727	14.329	13.013	9.389	17.287
NY Venture No. of Units	—	—	—	4,071	4,541	4,611	4,315	2,836	2,999	2,636
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	19.643	20.542	19.243	14.977	—	—	—	—	—	—
Value at End of Year	23.056	19.643	20.542	19.243	—	—	—	—	—	—
NY Venture No. of Units	2,804	3,928	4,171	266	—	—	—	—	—	—
Franklin Templeton Founding Allocation Trust (merged into Lifestyle Growth PS Series eff 10-21-2016) - Series II Shares (units first credited 05-01-2007)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	14.007	15.072	14.829	12.071	10.525	10.831	9.921	7.653	12.013	12.500
Value at End of Year	—	14.007	15.072	14.829	12.071	10.525	10.831	9.921	7.653	12.013
Venture No. of Units	—	132,117	10,493,255	22,526,976	24,464,140	26,358,343	28,523,667	30,659,095	31,082,612	17,047,722
NY Venture No. of Units	—	9,212	400,015	1,193,513	1,285,862	1,375,457	1,475,970	1,633,437	1,568,153	1,077,236
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	14.823	15.926	15.646	12.717	—	—	—	—	—	—
Value at End of Year	—	14.823	15.926	15.646	—	—	—	—	—	—
Venture No. of Units		16,926,277	9,533,362	310,282	—	—	—	—	—	—
NY Venture No. of Units	—	888,582	666,448	5,197	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	13.707	14.785	14.584	11.901	10.402	10.732	9.854	7.621	11.993	12.500
Value at End of Year	—	13.707	14.785	14.584	11.901	10.402	10.732	9.854	7.621	11.993
Ven 22, 20 No. of Units	—	494,994	610,635	735,033	889,723	1,101,246	1,355,049	1,746,602	2,664,610	1,581,970
Ven 24 No. of Units		21,312	21,069	37,172	41,363	57,006	73,967	74,758	76,354	115,571
Ven 22, 20 Contracts with GEM
Value at Start of Year	13.471	14.560	14.391	11.767	10.306	10.653	9.802	7.596	11.977	12.500
Value at End of Year	—	13.471	14.560	14.391	11.767	10.306	10.653	9.802	7.596	11.977
No. of Units	—	16,149	12,040	6,408	6,724	36,031	38,725	41,535	84,807	81,387
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	14.672	14.487	11.833	10.354	10.693	9.828	7.609	11.985	12.500
Value at End of Year	—	—	14.672	14.487	11.833	10.354	10.693	9.828	7.609	11.985
No. of Units	—	—	4,662	338,332	405,602	440,636	473,271	499,631	533,403	513,377

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.766	14.842	14.633	11.935	—	—	—	—	—	—
Value at End of Year	—	13.766	14.842	14.633	—	—	—	—	—	—
No. of Units		318,904	328,217	40,648	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	13.297	14.394	14.247	11.667	10.234	10.595	9.763	7.577	11.965	12.500
Value at End of Year	—	13.297	14.394	14.247	11.667	10.234	10.595	9.763	7.577	11.965
No. of Units	—	58,104	74,578	79,735	89,787	92,674	119,925	149,160	212,611	214,748
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	13.766	14.842	14.633	11.935	10.427	10.752	9.868	7.628	11.997	12.500
Value at End of Year	—	13.766	14.842	14.633	11.935	10.427	10.752	9.868	7.628	11.997
Venture No. of Units	—	80,966	3,597,440	8,304,365	9,111,713	9,868,714	10,809,436	11,562,496	11,927,266	6,802,677
NY Venture No. of Units	—	7,833	499,408	905,774	951,454	1,017,083	1,090,208	1,117,920	1,068,086	428,009
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	14.733	15.860	15.613	12.715	—	—	—	—	—	—
Value at End of Year	—	14.733	15.860	15.613	—	—	—	—	—	—
Venture No. of Units	—	6,054,263	3,731,119	127,520	—	—	—	—	—	—
NY Venture No. of Units		645,450	318,726	1,763	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	14.295	11.700	10.258	10.614	9.776	7.583	11.969	12.500
Value at End of Year	—	—	14.449	14.295	11.700	10.258	10.614	9.776	7.583	11.969
NY Venture No. of Units	—	—	13,753	268,570	279,146	297,438	308,454	329,346	340,873	350,415
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.530	14.616	14.439	11.800	—	—	—	—	—	—
Value at End of Year	—	13.530	14.616	14.439	—	—	—	—	—	—
NY Venture No. of Units	—	209,328	240,794	1,786	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	13.707	14.785	14.584	11.901	10.402	10.732	9.854	7.621	11.993	12.500
Value at End of Year	—	13.707	14.785	14.584	11.901	10.402	10.732	9.854	7.621	11.993
Ven 9 No. of Units	—	1,780	2,623	4,957	4,947	16,871	21,240	25,017	26,501	10,029
No. of Units	—	24,155	22,081	25,224	27,628	28,532	34,758	42,260	45,110	31,727
Ven 3 Contracts with no Optional Riders
Value at Start of Year	13.707	14.785	14.584	11.901	10.402	10.732	9.854	7.621	12.500	—
Value at End of Year	—	13.707	14.785	14.584	11.901	10.402	10.732	9.854	7.621	—
No. of Units	—	2,117	2,828	3,375	3,573	3,576	3,758	4,389	4,394	—
Fundamental All Cap Core Trust (formerly Optimized All Cap Trust) - Series II Shares (units first credited 05-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	30.993	30.269	28.019	20.962	17.240	17.892	15.219	12.056	21.541	21.094
Value at End of Year	33.043	30.993	30.269	28.019	20.962	17.240	17.892	15.219	12.056	21.541
Ven 22, 20 No. of Units	47,177	70,264	73,908	79,373	100,487	44,303	44,048	36,032	49,538	64,223
Ven 24 No. of Units	4,041	10,413	7,484	12,874	12,695	12,988	13,141	14,644	15,099	13,263
Ven 22, 20 Contracts with GEM
Value at Start of Year	30.218	29.571	27.427	20.561	15.018	—	15.018	11.920	21.341	17.362
Value at End of Year	32.152	30.218	29.571	27.427	20.561	—	15.018	15.018	11.920	21.341
No. of Units	10,400	11,663	9,702	1,753	631	—	—	487	487	487
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	29.649	29.058	26.992	20.265	16.726	17.419	14.869	11.819	21.193	20.826
Value at End of Year	31.499	29.649	29.058	26.992	20.265	16.726	17.419	14.869	11.819	21.193
No. of Units	7,103	3,904	11,006	10,121	6,726	2,776	1,611	310	1,855	2,402
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	30.993	30.269	28.019	20.962	17.240	17.892	15.219	12.056	21.541	21.094
Value at End of Year	33.043	30.993	30.269	28.019	20.962	17.240	17.892	15.219	12.056	21.541
Ven 9 No. of Units	2,971	3,081	3,299	3,300	3,431	1,261	1,248	1,250	2,975	6,839
No. of Units	8,868	12,562	10,409	13,713	5,909	2,902	992	580	1,796	2,524
Ven 3 Contracts with no Optional Riders
Value at Start of Year	30.993	30.269	28.019	17.240	—	17.892	15.219	12.056	21.541	21.094
Value at End of Year	33.043	30.993	30.269	28.019	—	17.240	17.892	15.219	12.056	21.541
No. of Units	1,151	240	240	240	—	418	883	419	419	419

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Fundamental Holdings Trust (formerly American Fundamental Holdings Trust) (merged into Core Strategy Trust eff 12-06-2013)
Series II Shares (units first credited 11-12-2007)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	12.705	11.428	11.701	10.741	8.577	12.569	12.500
Value at End of Year	—	—	—	—	12.705	11.428	11.701	10.741	8.577	12.569
Venture No. of Units	—	—	—	—	23,350,285	24,362,231	26,034,105	26,791,118	16,589,983	1,550,712
NY Venture No. of Units	—	—	—	—	1,106,795	1,183,644	1,233,207	1,319,976	998,036	73,910
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	12.543	11.310	11.609	10.684	8.553	12.565	12.500
Value at End of Year	—	—	—	—	12.543	11.310	11.609	10.684	8.553	12.565
Ven 22, 20 No. of Units	—	—	—	—	496,559	581,867	656,129	839,585	710,356	88,937
Ven 24 No. of Units	—	—	—	—	26,242	29,850	30,357	54,062	48,749	5,294
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	12.415	11.217	11.537	10.639	8.533	12.500	—
Value at End of Year	—	—	—	—	12.415	11.217	11.537	10.639	8.533	—
No. of Units	—	—	—	—	1,161	1,283	1,292	1,301	4,418	—
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	12.479	11.264	11.573	10.661	8.543	12.500	12.500
Value at End of Year	—	—	—	—	12.479	11.264	11.573	10.661	8.543	12.500
No. of Units	—	—	—	—	6,572	8,310	9,905	10,599	11,430	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	12.319	11.148	11.483	10.605	8.519	12.559	12.500
Value at End of Year	—	—	—	—	12.319	11.148	11.483	10.605	8.519	12.559
No. of Units	—	—	—	—	33,080	44,154	47,146	51,007	59,112	1,148
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	12.575	11.334	11.628	10.696	8.558	12.566	12.500
Value at End of Year	—	—	—	—	12.575	11.334	11.628	10.696	8.558	12.566
Venture No. of Units	—	—	—	—	8,189,674	8,573,390	9,163,567	9,477,877	5,970,160	315,192
NY Venture No. of Units	—	—	—	—	1,590,167	1,652,141	1,702,871	1,773,464	1,095,049	24,400
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	12.351	11.171	11.501	10.616	8.524	12.500	12.500
Value at End of Year	—	—	—	—	12.351	11.171	11.501	10.616	8.524	12.500
NY Venture No. of Units	—	—	—	—	7,021	7,487	11,377	11,820	8,354	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	12.543	11.310	11.609	10.684	8.553	12.500	—
Value at End of Year	—	—	—	—	12.543	11.310	11.609	10.684	8.553	—
Ven 9 No. of Units	—	—	—	—	2,329	2,332	2,392	2,395	2,617	—
No. of Units	—	—	—	—	44,369	44,628	44,826	52,003	12,805	—
Fundamental Large Cap Value Trust (formerly Optimized Value Trust) - Series I Shares (units first credited 12-06-2013)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	23.384	23.980	21.985	21.403	—	—	—	—	—	—
Value at End of Year	25.405	23.384	23.980	21.985	—	—	—	—	—	—
Ven 22, 20 No. of Units	4,053,162	4,650,897	5,347,482	428,722	—	—	—	—	—	—
Ven 24 No. of Units	136,969	161,765	189,316	14,137	—	—	—	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	22.845	23.474	21.564	20.996	—	—	—	—	—	—
Value at End of Year	24.769	22.845	23.474	21.564	—	—	—	—	—	—
No. of Units	97,716	101,815	103,210	42,324	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	22.448	23.101	21.253	20.695	—	—	—	—	—	—
Value at End of Year	24.303	22.448	23.101	21.253	—	—	—	—	—	—
No. of Units	142,899	163,812	181,505	34,105	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	23.384	23.980	21.985	21.403	—	—	—	—	—	—
Value at End of Year	25.405	23.384	23.980	21.985	—	—	—	—	—	—
Ven 7, 8 No. of Units	1,760,727	2,009,258	2,348,210	95,612	—	—	—	—	—	—
Ven 9 No. of Units	575,037	623,062	693,578	20,619	—	—	—	—	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	23.384	23.980	21.985	21.403	—	—	—	—	—	—
Value at End of Year	25.405	23.384	23.980	21.985	—	—	—	—	—	—
No. of Units	121,449	136,436	160,818	3,438	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Fundamental Large Cap Value Trust (formerly Optimized Value Trust) - Series II Shares (units first credited 05-03-2004)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	12.239	12.543	12.500	—	—	—	—	—	—	—
Value at End of Year	13.303	12.239	12.543	—	—	—	—	—	—	—
Venture No. of Units	13,777	105,434	189,754	—	—	—	—	—	—	—
NY Venture No. of Units	—	2,120	4,676	—	—	—	—	—	—	—
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.260	12.546	12.500	—	—	—	—	—	—	—
Value at End of Year	13.346	12.260	12.546	—	—	—	—	—	—	—
Venture No. of Units	939,777	1,048,289	1,118,183	—	—	—	—	—	—	—
NY Venture No. of Units	46,266	57,336	68,413	—	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	23.287	23.255	21.977	16.870	13.772	13.742	12.320	10.035	17.356	18.605
Value at End of Year	25.249	23.287	23.255	21.977	16.870	13.772	13.742	12.320	10.035	17.356
Ven 22, 20 No. of Units	1,189,828	1,357,157	1,629,771	386,854	155,860	76,780	58,672	46,021	53,597	73,710
Ven 24 No. of Units	262,602	298,095	354,791	97,623	1,394	1,274	577	906	907	1,170
Ven 22, 20 Contracts with GEM
Value at Start of Year	22.749	23.420	21.556	16.580	13.560	—	12.181	9.942	17.229	18.507
Value at End of Year	24.617	22.749	23.420	21.556	16.580	—	13.560	12.181	9.942	17.229
No. of Units	89,730	91,950	110,798	13,978	3,068	—	139	140	1,287	1,293
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	12.536	12.500	—	—	—	—	—	—	—
Value at End of Year	—	—	12.536	—	—	—	—	—	—	—
No. of Units	—	—	85,837	—	—	—	—	—	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.211	12.539	12.500	—	—	—	—	—	—	—
Value at End of Year	13.246	12.211	12.539	—	—	—	—	—	—	—
No. of Units	14,598	35,693	41,119	—	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	22.355	23.048	21.245	16.365	13.407	13.425	12.078	9.872	17.135	18.433
Value at End of Year	24.154	22.355	23.048	21.245	16.365	13.407	13.425	12.078	9.872	17.135
No. of Units	164,147	181,542	215,803	47,355	5,588	2,061	721	1,831	2,011	1,987
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	12.211	12.539	12.500	—	—	—	—	—	—	—
Value at End of Year	13.246	12.211	12.539	—	—	—	—	—	—	—
Venture No. of Units	34,183	43,437	75,102	—	—	—	—	—	—	—
NY Venture No. of Units	—	1,908	6,908	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.232	12.542	12.500	—	—	—	—	—	—	—
Value at End of Year	13.289	12.232	12.542	—	—	—	—	—	—	—
Venture No. of Units	554,399	583,620	580,831	—	—	—	—	—	—	—
NY Venture No. of Units	57,501	65,372	68,276	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	22.882	23.545	12.500	—	—	—	—	—	—	—
Value at End of Year	24.774	22.882	23.545	—	—	—	—	—	—	—
NY Venture No. of Units	8,851	13,430	16,875	—	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	23.287	23.925	21.985	16.870	13.772	13.742	12.320	10.035	17.356	18.605
Value at End of Year	25.249	23.287	23.925	21.985	16.870	13.772	13.742	12.320	10.035	17.356
Ven 9 No. of Units	169	175	180	—	1,908	1,093	711	711	1,806	2,008
No. of Units	—	—	—	95,612	7,799	12,539	4,329	5,059	5,654	8,242
Ven 3 Contracts with no Optional Riders
Value at Start of Year	23.384	23.980	21.985	16.870	17.356	—	—	—	—	18.605
Value at End of Year	25.405	23.384	23.980	21.985	16.870	—	—	—	—	17.356
No. of Units	—	—	—	—	118	—	—	—	—	1,102
Fundamental Value Trust (merged into Fundamental Large Cap Value Trust eff 11-07-14) - Series I Shares (units first credited 04-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	20.408	15.500	13.865	14.612	13.102	10.082	16.851	16.426
Value at End of Year	—	—	—	20.408	15.500	13.865	14.612	13.102	10.082	16.851
Ven 22, 20 No. of Units	—	—	—	6,481,618	7,576,061	8,998,234	10,742,448	12,488,940	14,791,428	3,677,218
Ven 24 No. of Units	—	—	—	228,348	252,538	285,788	353,600	400,042	451,527	65,367

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	19.897	15.142	13.572	14.332	12.876	9.929	16.628	16.241
Value at End of Year	—	—	—	19.897	15.142	13.572	14.332	12.876	9.929	16.628
No. of Units	—	—	—	76,426	91,958	97,501	133,550	143,761	198,225	89,701
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	13.032	9.933	8.916	9.430	8.485	6.552	16.462	16.104
Value at End of Year	—	—	—	13.032	9.933	8.916	9.430	8.485	6.552	16.462
No. of Units	—	—	—	200,263	222,438	281,618	343,771	441,193	669,225	348,295
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	20.408	15.500	13.865	14.612	13.102	10.082	16.851	16.426
Value at End of Year	—	—	—	20.408	15.500	13.865	14.612	13.102	10.082	16.851
Ven 7, 8 No. of Units	—	—	—	2,952,399	3,374,403	3,881,408	4,552,249	5,285,444	6,189,824	397,266
Ven 9 No. of Units	—	—	—	862,904	958,103	1,071,565	1,269,000	1,436,232	1,736,112	68,627
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	20.408	15.500	13.865	14.612	13.102	10.082	16.851	16.426
Value at End of Year	—	—	—	20.408	15.500	13.865	14.612	13.102	10.082	16.851
No. of Units	—	—	—	198,552	228,078	258,989	293,005	381,304	420,819	23,018
Fundamental Value Trust (merged into Fundamental Large Cap Value Trust eff 11-07-14) - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	17.007	12.915	11.544	12.162	10.899	8.379	14.000	13.635
Value at End of Year	—	—	—	17.007	12.915	11.544	12.162	10.899	8.379	14.000
Venture No. of Units	—	—	—	678,330	1,400,996	1,490,945	1,636,316	1,778,958	1,811,029	1,694,582
NY Venture No. of Units	—	—	—	50,074	73,197	86,130	91,931	100,612	105,403	106,112
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	16.814	12.750	—	—	—	—	—	—
Value at End of Year	—	—	—	16.814	—	—	—	—	—	—
Venture No. of Units	—	—	—	439,589	—	—	—	—	—	—
NY Venture No. of Units	—	—	—	11,965	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	21.966	16.724	14.986	15.827	14.219	10.958	18.357	17.923
Value at End of Year	—	—	—	21.966	16.724	14.986	15.827	14.219	10.958	18.357
Ven 22, 20 No. of Units	—	—	—	1,732,920	2,271,478	2,750,064	3,181,730	3,595,979	3,700,695	3,114,177
Ven 24 No. of Units	—	—	—	379,331	531,015	608,625	723,860	803,405	756,057	588,265
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	21.461	16.371	14.699	15.556	14.003	10.813	18.151	17.757
Value at End of Year	—	—	—	21.461	16.371	14.699	15.556	14.003	10.813	18.151
No. of Units	—	—	—	122,897	139,355	152,782	170,213	191,833	224,359	199,176
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	16.556	12.617	11.317	11.965	10.760	8.301	13.919	13.603
Value at End of Year	—	—	—	16.556	12.617	11.317	11.965	10.760	8.301	13.919
No. of Units	—	—	—	54,501	45,547	46,765	47,947	62,930	68,430	55,943
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	16.748	12.744	—	—	—	—	—	—
Value at End of Year	—	—	—	16.748	—	—	—	—	—	—
No. of Units	—	—	—	2,121	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	21.089	16.112	14.488	15.356	13.844	10.706	17.998	17.635
Value at End of Year	—	—	—	21.089	16.112	14.488	15.356	13.844	10.706	17.998
No. of Units	—	—	—	211,897	293,639	330,543	416,687	481,979	586,057	406,769
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	16.748	12.744	11.414	12.049	10.819	8.334	13.954	13.617
Value at End of Year	—	—	—	16.748	12.744	11.414	12.049	10.819	8.334	13.954
Venture No. of Units	—	—	—	265,240	677,972	714,290	762,183	803,856	776,836	694,706
NY Venture No. of Units	—	—	—	35,763	99,564	106,889	111,484	122,986	127,139	117,272
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	16.778	12.748	—	—	—	—	—	—
Value at End of Year	—	—	—	16.778	—	—	—	—	—	—
Venture No. of Units	—	—	—	271,720	—	—	—	—	—	—
NY Venture No. of Units	—	—	—	37,863	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	21.212	16.198	14.558	15.422	13.897	10.742	18.049	17.675
Value at End of Year	—	—	—	21.212	16.198	14.558	15.422	13.897	10.742	18.049
NY Venture No. of Units	—	—	—	17,196	27,084	42,228	45,260	47,006	53,698	51,413
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	21.586	16.459	—	—	—	—	—	—
Value at End of Year	—	—	—	21.586	—	—	—	—	—	—
NY Venture No. of Units	—	—	—	3,140	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	21.966	16.724	14.986	15.827	14.219	10.958	17.923	—
Value at End of Year	—	—	—	21.966	16.724	14.986	15.827	14.219	10.958	—
Ven 9 No. of Units	—	—	—	191	197	203	208	214	220	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	16.724	14.986	15.827	14.219	10.958	18.357	17.923
Value at End of Year	—	—	—	—	16.724	14.986	15.827	14.219	10.958	18.357
No. of Units	—	—	—	—	232	232	232	233	233	233
Global Allocation Trust (formerly Tactical Allocation Trust) (merged into Lifestyle Balanced Trust eff 11-16-2009) - Series I Shares (units first credited 05-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	13.058	12.597
Value at End of Year	—	—	—	—	—	—	—	—	8.461	13.058
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	1,238,519	1,840,616
Ven 24 No. of Units	—	—	—	—	—	—	—	—	44,662	48,968
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	13.029	12.594
Value at End of Year	—	—	—	—	—	—	—	—	8.425	13.029
No. of Units	—	—	—	—	—	—	—	—	24,012	30,308
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	12.953	12.539
Value at End of Year	—	—	—	—	—	—	—	—	8.363	12.953
No. of Units	—	—	—	—	—	—	—	—	40,995	50,612
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	13.058	12.597
Value at End of Year	—	—	—	—	—	—	—	—	8.461	13.058
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	—	95,548	101,871
Ven 9 No. of Units	—	—	—	—	—	—	—	—	31,117	45,525
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	13.058	12.597
Value at End of Year	—	—	—	—	—	—	—	—	8.461	13.058
No. of Units	—	—	—	—	—	—	—	—	992	1,361
Global Allocation Trust (formerly Tactical Allocation Trust) (merged into Lifestyle Balanced Trust eff 11-16-2009) - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	13.805	13.317
Value at End of Year	—	—	—	—	—	—	—	—	8.953	13.805
Venture No. of Units	—	—	—	—	—	—	—	—	1,311,728	1,356,944
NY Venture No. of Units	—	—	—	—	—	—	—	—	59,363	69,351
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	16.964	16.405
Value at End of Year	—	—	—	—	—	—	—	—	10.974	16.964
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	1,513,106	1,635,289
Ven 24 No. of Units	—	—	—	—	—	—	—	—	186,739	211,829
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	16.774	16.254
Value at End of Year	—	—	—	—	—	—	—	—	10.829	16.774
No. of Units	—	—	—	—	—	—	—	—	43,899	46,968
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	13.724	13.286
Value at End of Year	—	—	—	—	—	—	—	—	8.869	13.724
No. of Units	—	—	—	—	—	—	—	—	40,306	39,058

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	16.632	16.141
Value at End of Year	—	—	—	—	—	—	—	—	10.722	16.632
No. of Units	—	—	—	—	—	—	—	—	127,108	138,712
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	13.759	13.299
Value at End of Year	—	—	—	—	—	—	—	—	8.905	13.759
Venture No. of Units	—	—	—	—	—	—	—	—	448,702	421,113
NY Venture No. of Units	—	—	—	—	—	—	—	—	86,536	86,720
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	16.679	16.179
Value at End of Year	—	—	—	—	—	—	—	—	10.757	16.679
NY Venture No. of Units	—	—	—	—	—	—	—	—	27,610	26,699
Global Bond Trust - Series I Shares (units first credited 03-18-1988)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	35.031	36.812	36.499	39.133	37.081	34.472	31.692	27.852	29.570	27.354
Value at End of Year	35.597	35.031	36.812	36.499	39.133	37.081	34.472	31.692	27.852	29.570
Ven 22, 20 No. of Units	336,832	349,355	401,779	461,896	543,646	631,328	743,101	869,465	1,069,669	1,285,665
Ven 24 No. of Units	5,483	3,540	4,480	4,718	6,266	9,240	14,118	16,871	22,702	20,562
Ven 22, 20 Contracts with GEM
Value at Start of Year	21.767	22.920	22.771	24.463	23.227	21.635	19.931	17.551	18.671	17.307
Value at End of Year	22.075	21.767	22.920	22.771	24.463	23.227	21.635	19.931	17.551	18.671
No. of Units	11,837	12,450	12,721	12,598	13,026	15,422	17,438	16,040	12,949	21,140
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	21.733	22.918	22.803	24.534	23.330	21.764	20.079	17.708	18.867	17.514
Value at End of Year	22.007	21.733	22.918	22.803	24.534	23.330	21.764	20.079	17.708	18.867
No. of Units	6,525	7,783	9,971	11,886	15,909	28,493	50,527	64,349	94,240	92,299
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	35.031	36.812	36.499	39.133	37.081	34.472	31.692	27.852	29.570	27.354
Value at End of Year	35.597	35.031	36.812	36.499	39.133	37.081	34.472	31.692	27.852	29.570
Ven 7, 8 No. of Units	204,445	221,446	253,463	299,262	342,485	392,615	458,018	539,250	621,666	697,641
Ven 9 No. of Units	32,783	34,595	36,860	43,081	52,084	56,069	62,005	69,200	83,960	96,827
Ven 3 Contracts with no Optional Riders
Value at Start of Year	35.031	36.812	36.499	39.133	37.081	34.472	31.692	27.852	29.570	27.354
Value at End of Year	35.597	35.031	36.812	36.499	39.133	37.081	34.472	31.692	27.852	29.570
No. of Units	21,212	22,482	25,202	26,358	36,986	38,640	42,024	50,922	54,276	66,537
Global Bond Trust - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	16.303	17.131	16.968	18.195	17.233	16.015	14.711	12.924	13.713	12.687
Value at End of Year	16.587	16.303	17.131	16.968	18.195	17.233	16.015	14.711	12.924	13.713
Venture No. of Units	20	65,810	82,303	572,085	917,210	942,065	1,052,646	1,080,872	830,653	1,080,682
NY Venture No. of Units	—	3,800	15,730	49,554	60,252	66,772	75,572	76,816	62,549	66,427
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	11.132	11.680	11.551	12.368	—	—	—	—	—	—
Value at End of Year	11.343	11.132	11.680	11.551	—	—	—	—	—	—
Venture No. of Units	756,469	758,967	754,749	418,157	—	—	—	—	—	—
NY Venture No. of Units	44,579	49,059	48,810	10,572	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	21.156	22.286	22.129	23.789	22.588	21.044	19.378	17.068	18.155	16.838
Value at End of Year	21.471	21.156	22.286	22.129	23.789	22.588	21.044	19.378	17.068	18.155
Ven 22, 20 No. of Units	412,143	461,681	586,134	729,357	877,984	1,040,687	1,222,907	1,321,848	1,317,815	1,694,734
Ven 24 No. of Units	72,763	78,663	97,846	132,103	146,186	155,395	183,261	200,145	200,872	253,980
Ven 22, 20 Contracts with GEM
Value at Start of Year	20.587	21.729	21.619	23.288	22.157	20.683	19.085	16.842	17.951	16.683
Value at End of Year	20.851	20.587	21.729	21.619	23.288	22.157	20.683	19.085	16.842	17.951
No. of Units	28,041	28,914	30,601	35,637	50,300	58,907	61,856	52,001	59,372	55,460
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	16.518	17.775	16.895	15.755	14.523	12.804	13.633	12.657
Value at End of Year	—	—	—	16.518	17.775	16.895	15.755	14.523	12.804	13.633
No. of Units	—	—	—	16,142	18,619	18,608	23,981	35,982	36,354	35,427

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	15.991	16.836	16.709	17.954	—	—	—	—	—	—
Value at End of Year	16.237	15.991	16.836	16.709	—	—	—	—	—	—
No. of Units	8,112	8,578	12,700	2,953	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	20.170	21.321	21.245	22.919	21.839	20.417	18.867	16.676	17.800	16.567
Value at End of Year	20.398	20.170	21.321	21.245	22.919	21.839	20.417	18.867	16.676	17.800
No. of Units	54,835	66,474	71,003	77,088	104,666	117,639	153,923	168,169	224,050	213,457
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	16.836	16.709	17.954	17.039	15.866	14.603	12.856	13.667	12.670
Value at End of Year	—	15.991	16.836	16.709	17.954	17.039	15.866	14.603	12.856	13.667
Venture No. of Units	—	13,882	39,988	156,119	311,008	332,406	343,009	363,375	301,546	384,087
NY Venture No. of Units	—	14,007	15,896	40,605	65,768	69,464	77,522	72,042	58,757	86,269
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	11.064	11.631	11.526	12.366	—	—	—	—	—	—
Value at End of Year	11.251	11.064	11.631	11.526	—	—	—	—	—	—
Venture No. of Units	387,253	387,723	372,261	245,110	—	—	—	—	—	—
NY Venture No. of Units	64,064	46,364	49,475	34,914	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	21.369	23.041	21.944	20.505	18.939	16.731	17.850	16.606
Value at End of Year	—	—	—	21.369	23.041	21.944	20.505	18.939	16.731	17.850
NY Venture No. of Units	—	—	—	30,330	34,790	43,276	56,875	59,819	69,606	32,387
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	20.728	21.867	21.745	23.412	—	—	—	—	—	—
Value at End of Year	21.004	20.728	21.867	21.745	—	—	—	—	—	—
NY Venture No. of Units	13,284	16,565	25,615	1,844	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	21.156	22.286	22.129	23.789	22.588	21.044	19.378	17.068	18.155	16.838
Value at End of Year	21.471	21.156	22.286	22.129	23.789	22.588	21.044	19.378	17.068	18.155
Ven 9 No. of Units	—	194	207	909	955	994	1,047	1,100	1,150	1,219
No. of Units	17,215	17,215	17,215	17,215	17,215	17,215	17,215	17,215	17,216	17,217
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	23.789	22.588	21.044	19.378	17.068	18.155	16.838
Value at End of Year	—	—	—	—	23.789	22.588	21.044	19.378	17.068	18.155
No. of Units	—	—	—	—	285	285	286	286	286	287
Global Diversification Trust (formerly American Global Diversification Trust) (merged into Core Strategy Trust eff 12-06-2013)
Series II Shares (units first credited 11-12-2007)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	12.772	11.182	12.102	10.901	8.091	12.564	12.500
Value at End of Year	—	—	—	—	12.772	11.182	12.102	10.901	8.091	12.564
Venture No. of Units	—	—	—	—	16,208,079	17,606,776	18,758,982	19,128,115	13,566,719	1,022,861
NY Venture No. of Units	—	—	—	—	706,610	751,421	846,080	864,556	750,123	7,195
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	12.609	11.067	12.008	10.843	8.068	12.560	12.500
Value at End of Year	—	—	—	—	12.609	11.067	12.008	10.843	8.068	12.560
Ven 22, 20 No. of Units	—	—	—	—	458,748	585,128	704,429	878,020	1,077,566	435,995
Ven 24 No. of Units	—	—	—	—	48,800	51,467	53,315	55,926	47,126	8,643
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	12.480	10.975	11.933	10.797	8.050	12.557	12.500
Value at End of Year	—	—	—	—	12.480	10.975	11.933	10.797	8.050	12.557
No. of Units	—	—	—	—	11,316	108,413	105,380	118,110	145,866	37,814
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	12.545	11.021	11.970	10.820	8.059	12.559	12.500
Value at End of Year	—	—	—	—	12.545	11.021	11.970	10.820	8.059	12.559
No. of Units	—	—	—	—	6,154	6,186	6,220	6,251	6,285	5,085
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	12.384	10.907	11.877	10.762	8.036	12.554	12.500
Value at End of Year	—	—	—	—	12.384	10.907	11.877	10.762	8.036	12.554
No. of Units	—	—	—	—	15,020	15,106	15,194	20,195	14,456	6,094

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	12.642	11.089	12.027	10.855	8.073	12.561	12.500
Value at End of Year	—	—	—	—	12.642	11.089	12.027	10.855	8.073	12.561
Venture No. of Units	—	—	—	—	7,838,625	8,285,203	8,660,188	8,982,674	6,273,498	543,639
NY Venture No. of Units	—	—	—	—	713,206	747,340	787,925	812,910	694,396	51,445
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	12.416	10.930	11.895	10.774	8.041	12.500	12.500
Value at End of Year	—	—	—	—	12.416	10.930	11.895	10.774	8.041	12.500
NY Venture No. of Units	—	—	—	—	7,928	8,528	20,182	25,980	13,297	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	12.609	11.067	12.008	10.843	8.068	12.560	12.500
Value at End of Year	—	—	—	—	12.609	11.067	12.008	10.843	8.068	12.560
Ven 9 No. of Units	—	—	—	—	1,267	1,267	1,268	1,269	1,270	822
No. of Units	—	—	—	—	8,664	10,035	14,847	15,675	17,072	117
Global Trust (formerly Global Equity Trust) - Series I Shares (units first credited 03-18-1988)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	34.639	37.538	39.084	30.235	25.187	27.171	25.570	19.739	33.114	33.140
Value at End of Year	37.390	34.639	37.538	39.084	30.235	25.187	27.171	25.570	19.739	33.114
Ven 22, 20 No. of Units	777,984	885,544	1,055,394	886,643	1,010,123	1,191,055	1,362,523	1,542,443	1,834,814	2,348,892
Ven 24 No. of Units	14,245	16,761	21,263	13,719	19,101	20,782	25,193	25,884	28,513	35,965
Ven 22, 20 Contracts with GEM
Value at Start of Year	15.719	17.068	17.807	13.803	11.521	12.454	11.743	9.083	15.269	15.312
Value at End of Year	16.933	15.719	17.068	17.807	13.803	11.521	12.454	11.743	9.083	15.269
No. of Units	45,974	47,155	50,788	40,954	40,419	45,373	45,739	46,193	49,428	50,079
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	16.345	17.775	18.572	14.418	12.053	13.048	12.322	9.545	16.069	16.139
Value at End of Year	17.581	16.345	17.775	18.572	14.418	12.053	13.048	12.322	9.545	16.069
No. of Units	17,505	19,379	22,886	13,622	18,184	20,545	30,888	46,699	69,518	89,238
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	34.639	37.538	39.084	30.235	25.187	27.171	25.570	19.739	33.114	33.140
Value at End of Year	37.390	34.639	37.538	39.084	30.235	25.187	27.171	25.570	19.739	33.114
Ven 7, 8 No. of Units	747,989	856,029	979,676	1,074,216	1,207,272	1,404,547	1,628,671	1,858,327	2,146,210	2,595,108
Ven 9 No. of Units	157,640	169,459	186,229	206,389	232,000	266,358	301,393	331,585	382,528	453,972
Ven 3 Contracts with no Optional Riders
Value at Start of Year	34.639	37.538	39.084	30.235	25.187	27.171	25.570	19.739	33.114	33.140
Value at End of Year	37.390	34.639	37.538	39.084	30.235	25.187	27.171	25.570	19.739	33.114
No. of Units	49,473	53,588	60,737	59,667	69,168	88,589	103,079	136,621	168,667	185,999
Global Trust (formerly Global Equity Trust) - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	11.440	12.392	12.500	—	—	—	—	—	—	—
Value at End of Year	12.354	11.440	12.392	—	—	—	—	—	—	—
Venture No. of Units	5,241	24,682	72,110	—	—	—	—	—	—	—
NY Venture No. of Units	—	4,584	11,893	—	—	—	—	—	—	—
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	11.460	12.394	12.500	—	—	—	—	—	—	—
Value at End of Year	12.394	11.460	12.394	—	—	—	—	—	—	—
Venture No. of Units	95,422	104,360	93,891	—	—	—	—	—	—	—
NY Venture No. of Units	9,528	10,864	8,886	—	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	19.402	21.069	21.982	17.039	14.222	15.378	14.500	11.216	18.845	18.906
Value at End of Year	20.900	19.402	21.069	21.982	17.039	14.222	15.378	14.500	11.216	18.845
Ven 22, 20 No. of Units	330,640	386,517	466,557	196,800	221,585	260,244	278,901	310,873	319,847	349,718
Ven 24 No. of Units	114,408	127,428	143,813	70,341	84,052	102,301	111,766	116,752	128,857	137,258
Ven 22, 20 Contracts with GEM
Value at Start of Year	18.880	20.543	21.476	16.680	13.950	15.115	14.280	11.068	18.634	18.731
Value at End of Year	20.297	18.880	20.543	21.476	16.680	13.950	15.115	14.280	11.068	18.634
No. of Units	23,256	24,651	17,870	10,359	13,272	17,534	19,654	17,244	18,573	21,670
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	11.414	12.388	12.500	—	—	—	—	—	—	—
Value at End of Year	12.301	11.414	12.388	—	—	—	—	—	—	—
No. of Units	11,541	11,707	15,487	—	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	18.497	20.157	21.105	16.415	13.750	14.920	14.117	10.958	18.477	18.602
Value at End of Year	19.856	18.497	20.157	21.105	16.415	13.750	14.920	14.117	10.958	18.477
No. of Units	23,062	31,900	67,331	47,549	25,940	32,156	28,031	33,352	37,504	42,856
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	11.414	10.272	12.500	—	—	—	—	—	—	—
Value at End of Year	12.301	11.414	10.272	—	—	—	—	—	—	—
Venture No. of Units	3,409	23,823	72,151	—	—	—	—	—	—	—
NY Venture No. of Units	—	6,949	9,512	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	11.433	12.391	12.500	—	—	—	—	—	—	—
Value at End of Year	12.341	11.433	12.391	—	—	—	—	—	—	—
Venture No. of Units	79,994	58,871	32,867	—	—	—	—	—	—	—
NY Venture No. of Units	14,263	7,409	6,108	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	19.009	20.673	12.500	—	—	—	—	—	—	—
Value at End of Year	20.446	19.009	20.673	—	—	—	—	—	—	—
NY Venture No. of Units	3,846	4,859	6,866	—	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	19.402	21.069	21.982	17.039	14.222	15.378	14.500	11.216	18.845	18.906
Value at End of Year	20.900	19.402	21.069	21.982	17.039	14.222	15.378	14.500	11.216	18.845
Ven 9 No. of Units	197	204	210	217	223	230	236	243	249	256
Health Sciences Trust - Series I Shares (units first credited 04-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	63.359	57.014	43.858	29.440	22.627	20.752	18.189	13.994	20.246	17.449
Value at End of Year	55.873	63.359	57.014	43.858	29.440	22.627	20.752	18.189	13.994	20.246
Ven 22, 20 No. of Units	422,388	507,881	554,451	630,305	658,383	726,671	816,174	923,736	1,155,579	1,511,682
Ven 24 No. of Units	12,048	15,115	17,960	21,348	18,926	16,651	19,428	31,166	25,412	53,908
Ven 22, 20 Contracts with GEM
Value at Start of Year	61.526	55.476	42.760	28.760	22.149	20.355	17.876	13.781	19.977	17.252
Value at End of Year	54.148	61.526	55.476	42.760	28.760	22.149	20.355	17.876	13.781	19.977
No. of Units	17,010	19,186	19,005	22,942	24,073	31,034	34,132	37,381	48,517	63,365
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	60.186	54.349	41.955	28.260	21.797	20.061	17.645	13.623	19.778	17.106
Value at End of Year	52.889	60.186	54.349	41.955	28.260	21.797	20.061	17.645	13.623	19.778
No. of Units	29,599	32,594	33,425	35,530	40,757	51,271	64,919	78,239	90,615	108,392
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	63.359	57.014	43.858	29.440	22.627	20.752	18.189	13.994	20.246	17.449
Value at End of Year	55.873	63.359	57.014	43.858	29.440	22.627	20.752	18.189	13.994	20.246
Ven 7, 8 No. of Units	92,884	113,910	108,832	103,497	98,207	103,246	95,540	117,567	124,754	128,060
Ven 9 No. of Units	14,314	19,000	21,402	22,033	19,229	14,950	12,599	21,589	22,206	42,101
Ven 3 Contracts with no Optional Riders
Value at Start of Year	63.359	57.014	43.858	29.440	22.627	20.752	18.189	13.994	20.246	17.449
Value at End of Year	55.873	63.359	57.014	43.858	29.440	22.627	20.752	18.189	13.994	20.246
No. of Units	11,332	20,429	18,949	17,220	16,534	17,440	15,511	15,512	15,593	18,177
Health Sciences Trust - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	48.866	43.941	33.790	22.669	17.419	15.961	13.983	10.752	15.551	13.395
Value at End of Year	—	48.866	43.941	33.790	22.669	17.419	15.961	13.983	10.752	15.551
Venture No. of Units	—	25,686	39,088	61,671	76,852	74,524	82,392	77,590	76,638	58,456
NY Venture No. of Units	—	2,908	7,649	8,050	10,966	8,204	7,738	7,743	4,749	3,321
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	27.209	24.430	18.758	12.565	—	—	—	—	—	—
Value at End of Year	24.036	27.209	24.430	18.758	—	—	—	—	—	—
Venture No. of Units	91,143	81,145	57,954	22,178	—	—	—	—	—	—
NY Venture No. of Units	10,342	10,521	3,133	895	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	68.212	61.490	47.403	31.881	24.559	22.560	19.813	15.273	22.146	19.124
Value at End of Year	60.017	68.212	61.490	47.403	31.881	24.559	22.560	19.813	15.273	22.146
Ven 22, 20 No. of Units	233,256	285,636	342,431	397,394	469,890	492,506	571,072	598,377	650,397	756,740
Ven 24 No. of Units	83,711	99,246	91,974	91,202	135,056	106,812	124,202	127,971	145,199	164,396

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 22, 20 Contracts with GEM
Value at Start of Year	66.376	59.955	46.312	31.209	24.090	22.173	19.513	15.072	21.898	18.947
Value at End of Year	58.285	66.376	59.955	46.312	31.209	24.090	22.173	19.513	15.072	21.898
No. of Units	16,140	16,717	19,601	20,239	24,002	29,605	35,686	40,576	44,139	44,177
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	42.628	32.895	22.145	17.077	15.702	13.804	10.652	15.460	13.364
Value at End of Year	—	—	42.628	32.895	22.145	17.077	15.702	13.804	10.652	15.460
No. of Units	—	—	333	10,780	13,729	13,486	14,967	16,845	17,053	10,930
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	47.930	43.186	33.276	22.368	—	—	—	—	—	—
Value at End of Year	42.193	47.930	43.186	33.276	—	—	—	—	—	—
No. of Units	2,709	4,014	8,463	2,837	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	65.031	58.829	45.510	30.715	23.744	21.888	19.290	14.922	21.713	18.816
Value at End of Year	57.018	65.031	58.829	45.510	30.715	23.744	21.888	19.290	14.922	21.713
No. of Units	26,577	44,715	45,982	57,409	39,564	40,170	49,312	54,601	66,451	81,693
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	47.930	43.186	33.276	22.368	17.222	15.812	13.880	10.694	15.499	13.377
Value at End of Year	—	47.930	43.186	33.276	22.368	17.222	15.812	13.880	10.694	15.499
Venture No. of Units	—	8,004	32,492	52,207	77,745	71,097	106,979	70,283	57,927	44,058
NY Venture No. of Units	—	377	829	4,256	8,043	8,203	8,152	8,010	4,549	3,448
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	27.042	24.329	18.718	12.564	—	—	—	—	—	—
Value at End of Year	23.841	27.042	24.329	18.718	—	—	—	—	—	—
Venture No. of Units	62,902	66,068	63,250	33,900	—	—	—	—	—	—
NY Venture No. of Units	6,385	5,340	5,487	239	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	45.776	30.879	23.859	21.982	19.364	14.972	21.774	18.860
Value at End of Year	—	—	—	45.776	30.879	23.859	21.982	19.364	14.972	21.774
NY Venture No. of Units	—	—	—	3,866	4,932	4,855	5,527	5,500	4,056	5,233
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	66.830	60.335	46.583	31.376	—	—	—	—	—	—
Value at End of Year	58.713	66.830	60.335	46.583	—	—	—	—	—	—
NY Venture No. of Units	2,517	3,834	4,180	38	—	—	—	—	—	—
High Income Trust (merged into High Yield Trust eff 05-02-2011) - Series II Shares (units first credited 05-01-2007)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	11.602	6.444	11.555	12.500
Value at End of Year	—	—	—	—	—	—	12.763	11.602	6.444	11.555
Venture No. of Units	—	—	—	—	—	—	73,206	69,908	12,588	4,180
NY Venture No. of Units	—	—	—	—	—	—	3,949	2,440	1,771	765
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	11.525	6.418	11.536	12.500
Value at End of Year	—	—	—	—	—	—	12.647	11.525	6.418	11.536
Ven 22, 20 No. of Units	—	—	—	—	—	—	220,867	379,374	28,486	10,699
Ven 24 No. of Units	—	—	—	—	—	—	36,933	25,774	3,486	5,340
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	11.464	6.396	12.500	—
Value at End of Year	—	—	—	—	—	—	12.554	11.464	6.396	—
No. of Units	—	—	—	—	—	—	5,478	7,608	2,097	—
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	11.494	6.407	11.528	12.500
Value at End of Year	—	—	—	—	—	—	12.600	11.494	6.407	11.528
No. of Units	—	—	—	—	—	—	7,066	7,837	849	104
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	11.418	11.509	—	12.500
Value at End of Year	—	—	—	—	—	—	12.485	11.418	—	11.509
No. of Units	—	—	—	—	—	—	14,472	19,538	—	12,043

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	11.540	6.423	11.540	12.500
Value at End of Year	—	—	—	—	—	—	12.670	11.540	6.423	11.540
Venture No. of Units	—	—	—	—	—	—	7,563	27,451	1,236	—
NY Venture No. of Units	—	—	—	—	—	—	—	2,776	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	11.513	—	—	12.500
Value at End of Year	—	—	—	—	—	—	12.508	—	—	11.513
NY Venture No. of Units	—	—	—	—	—	—	510	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	11.525	6.418	11.536	12.500
Value at End of Year	—	—	—	—	—	—	12.647	11.525	6.418	11.536
Ven 9 No. of Units	—	—	—	—	—	—	4,990	6,075	—	—
No. of Units	—	—	—	—	—	—	26,596	36,416	1,005	2,830
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	11.525	12.500	—	—
Value at End of Year	—	—	—	—	—	—	12.647	11.525	—	—
No. of Units	—	—	—	—	—	—	432	433	—	—
High Yield Trust - Series I Shares (units first credited 01-01-1997)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	18.753	12.500	—	—	—	—	—
Value at End of Year	—	—	—	—	18.753	—	—	—	—	—
Venture No. of Units	—	—	—	—	68	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	22.876	25.303	25.631	23.951	20.413	20.516	18.284	12.000	17.268	17.230
Value at End of Year	26.227	22.876	25.303	25.631	23.951	20.413	20.516	18.284	12.000	17.268
Ven 22, 20 No. of Units	588,691	630,586	704,463	888,989	921,681	1,015,304	1,207,185	1,447,513	1,544,207	2,042,724
Ven 24 No. of Units	7,529	8,112	10,470	9,958	13,083	17,110	26,421	35,312	35,700	53,483
Ven 22, 20 Contracts with GEM
Value at Start of Year	19.364	21.462	21.784	20.396	17.418	17.541	15.665	10.301	14.853	14.851
Value at End of Year	22.157	19.364	21.462	21.784	20.396	17.418	17.541	15.665	10.301	14.853
No. of Units	9,457	9,040	10,205	11,334	7,868	6,912	15,094	29,593	20,430	40,633
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	18.576	20.620	20.960	19.655	16.810	16.954	15.163	9.987	14.421	14.440
Value at End of Year	21.223	18.576	20.620	20.960	19.655	16.810	16.954	15.163	9.987	14.421
No. of Units	22,681	28,111	34,476	36,897	47,533	65,562	100,657	141,853	214,396	238,265
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	22.876	25.303	25.631	23.951	20.413	20.516	18.284	12.000	17.268	17.230
Value at End of Year	26.227	22.876	25.303	25.631	23.951	20.413	20.516	18.284	12.000	17.268
Ven 7, 8 No. of Units	111,852	120,621	130,910	162,603	161,522	214,289	221,806	270,547	254,873	319,461
Ven 9 No. of Units	28,354	34,073	40,100	40,543	44,182	43,254	44,598	51,154	62,696	95,533
Ven 3 Contracts with no Optional Riders
Value at Start of Year	22.876	25.303	25.631	23.951	20.413	20.516	18.284	12.000	17.268	17.230
Value at End of Year	26.227	22.876	25.303	25.631	23.951	20.413	20.516	18.284	12.000	17.268
No. of Units	3,130	7,648	8,727	10,370	12,924	9,045	10,026	18,708	19,416	19,735
High Yield Trust - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	17.678	19.554	19.828	18.511	15.753	12.763	14.103	9.242	13.300	13.273
Value at End of Year	—	17.678	19.554	19.828	18.511	15.753	12.763	14.103	9.242	13.300
Venture No. of Units	—	57,331	259,377	600,100	220,670	248,736	278,396	359,540	272,660	84,423
NY Venture No. of Units	—	3,971	11,442	46,457	11,084	10,988	14,668	26,307	12,646	7,447
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.122	13.388	13.556	12.636	—	—	—	—	—	—
Value at End of Year	13.941	12.122	13.388	13.556	—	—	—	—	—	—
Venture No. of Units	544,017	679,834	436,335	55,131	—	—	—	—	—	—
NY Venture No. of Units	31,591	38,030	41,417	140	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	22.690	25.160	25.577	23.938	20.423	12.647	18.375	12.072	17.415	17.425
Value at End of Year	25.990	22.690	25.160	25.577	23.938	20.423	12.647	18.375	12.072	17.415
Ven 22, 20 No. of Units	232,213	261,566	321,811	441,354	499,512	514,390	591,425	647,438	641,754	725,885
Ven 24 No. of Units	57,169	48,385	84,981	101,351	100,491	111,852	106,178	109,410	112,390	133,595

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 22, 20 Contracts with GEM
Value at Start of Year	22.079	24.532	24.989	23.434	20.033	12.554	18.097	11.913	17.220	17.264
Value at End of Year	25.240	22.079	24.532	24.989	23.434	20.033	12.554	18.097	11.913	17.220
No. of Units	13,836	15,200	16,071	17,565	20,684	22,102	22,848	24,206	23,002	78,176
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	19.303	18.084	15.444	12.600	13.923	9.156	13.222	13.243
Value at End of Year	—	—	—	19.303	18.084	15.444	12.600	13.923	9.156	13.222
No. of Units	—	—	—	17,504	11,428	12,891	9,928	13,474	13,934	12,492
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.339	19.217	19.526	18.266	—	—	—	—	—	—
Value at End of Year	19.871	17.339	19.217	19.526	—	—	—	—	—	—
No. of Units	12,164	14,108	18,993	1,784	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	21.632	24.071	24.556	23.063	19.746	12.485	17.891	11.795	17.075	17.144
Value at End of Year	24.692	21.632	24.071	24.556	23.063	19.746	12.485	17.891	11.795	17.075
No. of Units	64,358	72,427	58,814	77,320	104,591	115,167	154,905	228,501	241,484	218,347
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	17.339	19.217	19.526	18.266	15.576	12.670	14.000	9.193	13.255	13.256
Value at End of Year	—	17.339	19.217	19.526	18.266	15.576	12.670	14.000	9.193	13.255
Venture No. of Units	—	34,652	104,610	313,597	56,784	63,069	62,360	41,085	20,533	22,486
NY Venture No. of Units	—	2,260	5,922	22,891	10,707	10,838	5,984	4,980	3,144	5,538
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.048	13.333	13.527	12.634	—	—	—	—	—	—
Value at End of Year	13.828	12.048	13.333	13.527	—	—	—	—	—	—
Venture No. of Units	326,169	355,908	266,523	32,912	—	—	—	—	—	—
NY Venture No. of Units	18,159	26,758	21,702	3,040	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	24.224	24.700	23.186	19.841	12.508	17.959	11.834	17.123	17.184
Value at End of Year	—	—	24.224	24.700	23.186	19.841	12.508	17.959	11.834	17.123
NY Venture No. of Units	—	—	96	23,903	3,666	10,074	10,315	9,951	9,052	9,230
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	22.230	24.688	25.135	23.559	—	—	—	—	—	—
Value at End of Year	25.426	22.230	24.688	25.135	—	—	—	—	—	—
NY Venture No. of Units	9,564	16,355	19,192	656	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	22.690	25.160	25.577	23.938	20.423	12.647	18.375	12.072	17.415	17.425
Value at End of Year	25.990	22.690	25.160	25.577	23.938	20.423	12.647	18.375	12.072	17.415
Ven 9 No. of Units	355	367	379	391	402	414	426	438	449	462
No. of Units	—	—	—	—	—	—	26,596	—	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	12.500	—	—	—
Value at End of Year	—	—	—	—	—	—	12.647	—	—	—
No. of Units	—	—	—	—	—	—	432	—	—	—
Income & Value Trust (merged into American Asset Allocation Trust eff 05-01-2009) - Series I Shares (units first credited 08-03-1989)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	27.866	27.950
Value at End of Year	—	—	—	—	—	—	—	—	19.199	27.866
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	2,205,560	2,953,821
Ven 24 No. of Units	—	—	—	—	—	—	—	—	50,194	61,771
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	14.471	14.544
Value at End of Year	—	—	—	—	—	—	—	—	9.950	14.471
No. of Units	—	—	—	—	—	—	—	—	41,385	49,800
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	15.024	15.122
Value at End of Year	—	—	—	—	—	—	—	—	10.314	15.024
No. of Units	—	—	—	—	—	—	—	—	198,813	239,882

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	27.866	27.950
Value at End of Year	—	—	—	—	—	—	—	—	19.199	27.866
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	—	2,511,414	3,044,167
Ven 9 No. of Units	—	—	—	—	—	—	—	—	291,774	362,806
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	27.866	27.950
Value at End of Year	—	—	—	—	—	—	—	—	19.199	27.866
No. of Units	—	—	—	—	—	—	—	—	959,746	1,145,970
Income & Value Trust (merged into American Asset Allocation Trust eff 05-01-2009) - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	12.967	12.999
Value at End of Year	—	—	—	—	—	—	—	—	8.943	12.967
Venture No. of Units	—	—	—	—	—	—	—	—	88,258	78,854
NY Venture No. of Units	—	—	—	—	—	—	—	—	3,728	5,070
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	15.769	15.849
Value at End of Year	—	—	—	—	—	—	—	—	10.849	15.769
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	1,014,752	1,217,948
Ven 24 No. of Units	—	—	—	—	—	—	—	—	189,093	223,558
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	15.592	15.703
Value at End of Year	—	—	—	—	—	—	—	—	10.706	15.592
No. of Units	—	—	—	—	—	—	—	—	40,178	51,490
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	12.891	12.969
Value at End of Year	—	—	—	—	—	—	—	—	8.860	12.891
No. of Units	—	—	—	—	—	—	—	—	2,149	2,162
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	15.461	15.594
Value at End of Year	—	—	—	—	—	—	—	—	10.599	15.461
No. of Units	—	—	—	—	—	—	—	—	103,007	115,743
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	12.923	12.982
Value at End of Year	—	—	—	—	—	—	—	—	8.895	12.923
Venture No. of Units	—	—	—	—	—	—	—	—	33,141	30,736
NY Venture No. of Units	—	—	—	—	—	—	—	—	1,394	776
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	15.505	15.626
Value at End of Year	—	—	—	—	—	—	—	—	10.635	15.505
NY Venture No. of Units	—	—	—	—	—	—	—	—	1,142	1,143
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.849
Value at End of Year	—	—	—	—	—	—	—	—	—	15.769
Ven 9 No. of Units	—	—	—	—	—	—	—	—	—	489
International Core Trust (formerly International Stock Trust) - Series I Shares (units first credited 01-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	16.691	17.902	19.458	15.786	13.916	15.606	14.443	12.345	20.398	18.567
Value at End of Year	16.939	16.691	17.902	19.458	15.786	13.916	15.606	14.443	12.345	20.398
Ven 22, 20 No. of Units	16,782	597,724	673,520	739,110	818,925	930,721	1,118,433	1,296,521	1,437,600	1,900,598
Ven 24 No. of Units	—	19,948	20,548	21,248	25,729	36,019	38,181	49,936	57,359	53,028
Ven 22, 20 Contracts with GEM
Value at Start of Year	13.447	14.452	15.740	12.796	11.302	12.700	11.777	10.087	16.700	15.232
Value at End of Year	—	13.447	14.452	15.740	12.796	11.302	12.700	11.777	10.087	16.700
No. of Units	—	16,503	17,532	16,652	16,975	17,702	18,883	20,974	23,904	26,764
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	11.758	12.656	13.804	11.239	9.942	11.189	10.391	8.913	14.779	13.500
Value at End of Year	—	11.758	12.656	13.804	11.239	9.942	11.189	10.391	8.913	14.779
No. of Units	—	17,182	20,294	20,795	30,755	44,069	56,192	65,749	84,528	92,642

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	16.691	17.902	19.458	15.786	13.916	15.606	14.443	12.345	20.398	18.567
Value at End of Year	—	16.691	17.902	19.458	15.786	13.916	15.606	14.443	12.345	20.398
Ven 7, 8 No. of Units	—	84,426	84,838	84,604	103,783	134,317	151,818	174,628	206,772	271,411
Ven 9 No. of Units	—	34,240	36,936	34,502	38,017	42,611	48,809	53,836	59,530	71,868
Ven 3 Contracts with no Optional Riders
Value at Start of Year	16.691	17.902	19.458	15.786	13.916	15.606	14.443	12.345	20.398	18.567
Value at End of Year	—	16.691	17.902	19.458	15.786	13.916	15.606	14.443	12.345	20.398
No. of Units	—	7,182	9,428	9,467	11,858	13,681	16,347	16,661	19,835	22,384
International Core Trust (formerly International Stock Trust) - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	12.056	12.922	14.042	11.384	10.030	11.248	10.402	8.878	14.669	13.352
Value at End of Year	—	12.056	12.922	14.042	11.384	10.030	11.248	10.402	8.878	14.669
Venture No. of Units	—	28,025	20,269	72,945	57,382	71,057	72,934	77,841	133,674	126,951
NY Venture No. of Units	—	2,968	2,715	275	367	3,043	2,119	3,329	2,112	2,204
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.728	14.692	15.942	12.904	—	—	—	—	—	—
Value at End of Year	—	13.728	14.692	15.942	—	—	—	—	—	—
Venture No. of Units	—	28,275	25,464	9,324	—	—	—	—	—	—
NY Venture No. of Units	—	286	272	53	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.531	18.837	20.522	16.678	14.731	16.561	15.354	13.137	21.761	19.858
Value at End of Year	17.756	17.531	18.837	20.522	16.678	14.731	16.561	15.354	13.137	21.761
Ven 22, 20 No. of Units	13,400	153,765	129,298	155,683	157,525	196,801	239,050	247,481	292,255	361,585
Ven 24 No. of Units	—	25,303	23,570	28,794	31,303	37,388	37,267	42,611	45,571	46,259
Ven 22, 20 Contracts with GEM
Value at Start of Year	17.059	18.366	20.049	16.327	14.449	16.277	15.121	12.964	21.517	19.675
Value at End of Year	—	17.059	18.366	20.049	16.327	14.449	16.277	15.121	12.964	21.517
No. of Units	—	7,408	7,851	8,465	9,883	11,838	15,756	17,171	17,037	37,096
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	13.670	11.121	9.832	11.065	10.269	8.795	14.583	13.322
Value at End of Year	—	—	—	13.670	11.121	9.832	11.065	10.269	8.795	14.583
No. of Units	—	—	—	130	2,669	2,963	3,418	3,361	3,310	3,176
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	11.825	12.700	13.828	11.233	—	—	—	—	—	—
Value at End of Year	—	11.825	12.700	13.828	—	—	—	—	—	—
No. of Units	—	1,486	1,421	2,260	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	16.713	18.021	19.702	16.068	14.242	16.068	14.949	12.835	21.336	19.539
Value at End of Year	—	16.713	18.021	19.702	16.068	14.242	16.068	14.949	12.835	21.336
No. of Units	—	37,372	8,592	9,392	16,798	26,471	23,415	26,395	22,924	30,589
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	11.825	12.700	13.828	11.233	9.916	11.143	10.326	8.830	14.620	13.335
Value at End of Year	—	11.825	12.700	13.828	11.233	9.916	11.143	10.326	8.830	14.620
Venture No. of Units	—	713	5,919	37,498	48,588	79,790	76,190	89,310	90,272	42,182
NY Venture No. of Units	—	753	754	754	755	755	755	756	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.644	14.631	15.908	12.903	—	—	—	—	—	—
Value at End of Year	—	13.644	14.631	15.908	—	—	—	—	—	—
Venture No. of Units	—	30,453	28,438	3,389	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	19.817	16.154	14.311	16.137	15.006	12.878	21.396	19.584
Value at End of Year	—	—	—	19.817	16.154	14.311	16.137	15.006	12.878	21.396
NY Venture No. of Units	—	—	—	3,186	5,466	5,802	2,983	2,944	2,841	5,585
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.175	18.483	20.166	16.414	—	—	—	—	—	—
Value at End of Year	—	17.175	18.483	20.166	—	—	—	—	—	—
NY Venture No. of Units	—	3,418	4,538	1,312	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
International Equity Index Trust A (merged into International Equity Index Trust B eff 11-02-2012) - Series I Shares (units first credited 5-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	10.856	12.836	17.659	12.990	23.757	20.874
Value at End of Year	—	—	—	—	—	10.856	12.836	17.659	12.990	23.757
Ven 22, 20 No. of Units	—	—	—	—	—	735,170	895,676	410,779	471,855	608,303
Ven 24 No. of Units	—	—	—	—	—	12,713	18,366	6,540	7,454	8,131
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	16.079	19.051	17.460	12.870	23.584	20.764
Value at End of Year	—	—	—	—	—	16.079	19.051	17.460	12.870	23.584
No. of Units	—	—	—	—	—	6,115	7,420	1,763	3,060	4,398
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	15.895	18.861	17.312	12.780	23.454	20.681
Value at End of Year	—	—	—	—	—	15.895	18.861	17.312	12.780	23.454
No. of Units	—	—	—	—	—	37,002	44,091	33,482	42,389	50,431
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	16.328	19.306	17.659	12.990	23.757	20.874
Value at End of Year	—	—	—	—	—	16.328	19.306	17.659	12.990	23.757
Ven 7, 8 No. of Units	—	—	—	—	—	97,143	112,796	54,101	73,660	92,127
Ven 9 No. of Units	—	—	—	—	—	37,844	47,088	9,193	9,935	20,198
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	16.328	19.306	17.659	12.990	23.757	20.874
Value at End of Year	—	—	—	—	—	16.328	19.306	17.659	12.990	23.757
No. of Units	—	—	—	—	—	14,324	14,644	1,876	2,155	1,849
International Equity Index Trust A (merged into International Equity Index Trust B eff 11-02-2012) - Series II Shares (units first credited 05-03-2004)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	11.604	13.716	12.500	—	—	—
Value at End of Year	—	—	—	—	—	11.604	13.716	—	—	—
Venture No. of Units	—	—	—	—	—	57,587	60,802	—	—	—
NY Venture No. of Units	—	—	—	—	—	4,256	5,208	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	16.075	19.049	17.447	12.869	23.578	20.764
Value at End of Year	—	—	—	—	—	16.075	19.049	17.447	12.869	23.578
Ven 22, 20 No. of Units	—	—	—	—	—	570,258	671,218	354,619	373,830	410,234
Ven 24 No. of Units	—	—	—	—	—	103,562	115,293	64,552	66,950	58,578
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	15.830	18.797	17.251	12.750	23.406	20.654
Value at End of Year	—	—	—	—	—	15.830	18.797	17.251	12.750	23.406
No. of Units	—	—	—	—	—	40,516	33,074	9,348	10,621	13,051
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	11.536	13.684	12.500	—	—	—
Value at End of Year	—	—	—	—	—	11.536	13.684	—	—	—
No. of Units	—	—	—	—	—	4,721	4,738	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	15.650	18.610	17.105	12.661	23.278	20.572
Value at End of Year	—	—	—	—	—	15.650	18.610	17.105	12.661	23.278
No. of Units	—	—	—	—	—	39,062	43,293	20,709	24,023	31,194
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	11.565	13.697	12.500	—	—	—
Value at End of Year	—	—	—	—	—	11.565	13.697	—	—	—
Venture No. of Units	—	—	—	—	—	21,216	54,288	—	—	—
NY Venture No. of Units	—	—	—	—	—	8,097	7,906	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	15.710	18.672	12.500	—	—	—
Value at End of Year	—	—	—	—	—	15.710	18.672	—	—	—
NY Venture No. of Units	—	—	—	—	—	1,409	1,401	—	—	—
International Equity Index Trust B - Series I Shares (units first credited 11-02-2012)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	13.034	14.048	14.936	13.222	12.500	—	—	—	—	—
Value at End of Year	13.424	13.034	14.048	14.936	13.222	—	—	—	—	—
Ven 22, 20 No. of Units	585,150	649,596	751,698	831,760	926,451	—	—	—	—	—
Ven 24 No. of Units	11,280	12,787	13,662	13,292	14,591	—	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 22, 20 Contracts with GEM
Value at Start of Year	12.951	13.988	14.901	13.218	12.500	—	—	—	—	—
Value at End of Year	13.313	12.951	13.988	14.901	13.218	—	—	—	—	—
No. of Units	7,902	12,716	10,091	10,094	7,592	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.890	13.943	14.875	13.215	12.500	—	—	—	—	—
Value at End of Year	13.230	12.890	13.943	14.875	13.215	—	—	—	—	—
No. of Units	5,512	6,873	7,035	9,786	11,742	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	13.034	14.048	14.936	13.222	12.500	—	—	—	—	—
Value at End of Year	13.424	13.034	14.048	14.936	13.222	—	—	—	—	—
Ven 7, 8 No. of Units	89,457	100,677	106,614	109,046	131,032	—	—	—	—	—
Ven 9 No. of Units	33,445	35,555	55,934	43,834	47,748	—	—	—	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	13.034	14.048	14.936	13.222	12.500	—	—	—	—	—
Value at End of Year	13.424	13.034	14.048	14.936	13.222	—	—	—	—	—
No. of Units	2,142	2,496	6,222	6,222	9,762	—	—	—	—	—
International Equity Index Trust B - Series II Shares (units first credited 11-02-2012)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	13.054	14.065	14.945	13.223	12.500	—	—	—	—	—
Value at End of Year	—	13.054	14.065	14.945	13.223	—	—	—	—	—
Venture No. of Units	—	5,499	23,967	37,587	49,218	—	—	—	—	—
NY Venture No. of Units	—	360	628	4,123	4,002	—	—	—	—	—
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.796	13.766	14.605	12.904	—	—	—	—	—	—
Value at End of Year	13.206	12.796	13.766	14.605	—	—	—	—	—	—
Venture No. of Units	13,862	27,751	20,988	9,856	—	—	—	—	—	—
NY Venture No. of Units	505	1,076	784	220	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	12.951	13.989	14.901	13.218	12.500	—	—	—	—	—
Value at End of Year	13.312	12.951	13.989	14.901	13.218	—	—	—	—	—
Ven 22, 20 No. of Units	324,456	339,530	530,123	613,918	652,384	—	—	—	—	—
Ven 24 No. of Units	71,394	77,212	76,395	94,792	115,644	—	—	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	12.869	13.929	14.867	13.214	12.500	—	—	—	—	—
Value at End of Year	13.202	12.869	13.929	14.867	13.214	—	—	—	—	—
No. of Units	47,444	48,395	51,296	55,637	31,077	—	—	—	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	14.884	13.216	12.500	—	—	—	—	—
Value at End of Year	—	—	—	14.884	13.216	—	—	—	—	—
No. of Units	—	—	—	3,363	4,092	—	—	—	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.972	14.004	14.910	13.219	—	—	—	—	—	—
Value at End of Year	13.340	12.972	14.004	14.910	—	—	—	—	—	—
No. of Units	1,322	1,478	3,638	201	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.809	13.884	14.841	13.210	12.500	—	—	—	—	—
Value at End of Year	13.120	12.809	13.884	14.841	13.210	—	—	—	—	—
No. of Units	32,182	31,815	33,016	34,610	44,433	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	12.972	14.004	14.910	13.219	12.500	—	—	—	—	—
Value at End of Year	—	12.972	14.004	14.910	13.219	—	—	—	—	—
Venture No. of Units	—	2,628	5,417	11,852	14,938	—	—	—	—	—
NY Venture No. of Units	—	587	1,708	7,732	8,084	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.718	13.709	14.574	12.902	—	—	—	—	—	—
Value at End of Year	13.099	12.718	13.709	14.574	—	—	—	—	—	—
Venture No. of Units	5,611	7,752	3,721	3,712	—	—	—	—	—	—
NY Venture No. of Units	7,535	6,774	5,510	—	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	14.849	13.212	12.500	—	—	—	—	—
Value at End of Year	—	—	—	14.849	13.212	—	—	—	—	—
NY Venture No. of Units	—	—	—	1,162	1,919	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.890	13.944	14.875	13.215	—	—	—	—	—	—
Value at End of Year	13.230	12.890	13.944	14.875	—	—	—	—	—	—
NY Venture No. of Units	1,354	1,339	1,891	743	—	—	—	—	—	—
International Growth Stock Trust - Series II Shares (units first credited 11-02-2012)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	14.532	15.082	15.256	12.982	12.500	—	—	—	—	—
Value at End of Year	—	14.532	15.082	15.256	12.982	—	—	—	—	—
Venture No. of Units	—	13,274	56,795	109,035	152,164	—	—	—	—	—
NY Venture No. of Units	—	3,454	1,615	2,033	4,448	—	—	—	—	—
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	14.305	14.824	14.972	12.722	—	—	—	—	—	—
Value at End of Year	13.957	14.305	14.824	14.972	—	—	—	—	—	—
Venture No. of Units	79,682	79,812	72,573	43,558	—	—	—	—	—	—
NY Venture No. of Units	3,671	1,148	28	221	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	14.417	15.000	15.211	12.977	12.500	—	—	—	—	—
Value at End of Year	14.011	14.417	15.000	15.211	12.977	—	—	—	—	—
Ven 22, 20 No. of Units	368,384	362,279	372,748	388,158	424,070	—	—	—	—	—
Ven 24 No. of Units	74,826	76,800	59,600	61,960	74,536	—	—	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	14.326	14.936	15.176	12.973	12.500	—	—	—	—	—
Value at End of Year	13.894	14.326	14.936	15.176	12.973	—	—	—	—	—
No. of Units	19,128	9,965	9,969	9,943	12,609	—	—	—	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	12.975	12.500	—	—	—	—	—
Value at End of Year	—	—	—	15.194	12.975	—	—	—	—	—
No. of Units	—	—	—	11,529	16,848	—	—	—	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	14.440	15.017	15.220	12.978	—	—	—	—	—	—
Value at End of Year	14.040	14.440	15.017	15.220	—	—	—	—	—	—
No. of Units	3,307	11,710	12,465	635	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	14.259	14.887	15.150	12.970	12.500	—	—	—	—	—
Value at End of Year	13.808	14.259	14.887	15.150	12.970	—	—	—	—	—
No. of Units	9,079	12,397	11,824	12,054	13,643	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	14.440	15.017	15.220	12.978	12.500	—	—	—	—	—
Value at End of Year	—	14.440	15.017	15.220	12.978	—	—	—	—	—
Venture No. of Units	—	6,411	33,497	57,087	66,367	—	—	—	—	—
NY Venture No. of Units	—	1,033	4,800	5,380	5,899	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	14.217	14.763	14.940	12.721	—	—	—	—	—	—
Value at End of Year	13.844	14.217	14.763	14.940	—	—	—	—	—	—
Venture No. of Units	36,627	39,128	25,609	11,277	—	—	—	—	—	—
NY Venture No. of Units	2,097	11,844	1,632	854	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	15.159	12.971	12.500	—	—	—	—	—
Value at End of Year	—	—	—	15.159	12.971	—	—	—	—	—
NY Venture No. of Units	—	—	—	5,904	8,070	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	14.349	14.952	15.185	12.974	—	—	—	—	—	—
Value at End of Year	13.923	14.349	14.952	15.185	—	—	—	—	—	—
NY Venture No. of Units	1,250	1,271	4,520	1,534	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	14.417	15.000	15.211	12.977	12.500	—	—	—	—	—
Value at End of Year	14.011	14.417	15.000	15.211	12.977	—	—	—	—	—
Ven 7, 8 No. of Units	36,717	42,059	46,746	43,907	56,022	—	—	—	—	—
Ven 9 No. of Units	7,511	8,131	7,869	16,043	19,906	—	—	—	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	14.417	15.000	15.211	12.977	12.500	—	—	—	—	—
Value at End of Year	14.011	14.417	15.000	15.211	12.977	—	—	—	—	—
No. of Units	1,029	1,030	4,333	4,544	6,830	—	—	—	—	—
International Opportunities Trust (merged into International Growth Stock Trust eff 11-02-2012) - Series II Shares (units first credited 05-01-2005)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	9.718	11.721	10.456	7.705	15.799	13.345
Value at End of Year	—	—	—	—	—	9.718	11.721	10.456	7.705	15.799
Venture No. of Units	—	—	—	—	—	232,829	245,661	257,921	227,806	185,283
NY Venture No. of Units	—	—	—	—	—	5,520	11,283	11,334	10,674	5,765
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	13.503	16.326	14.601	10.787	22.173	18.776
Value at End of Year	—	—	—	—	—	13.503	16.326	14.601	10.787	22.173
Ven 22, 20 No. of Units	—	—	—	—	—	463,137	556,946	678,607	778,211	1,046,579
Ven 24 No. of Units	—	—	—	—	—	66,386	85,110	97,167	66,520	88,037
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	13.324	16.142	14.465	10.708	22.056	18.714
Value at End of Year	—	—	—	—	—	13.324	16.142	14.465	10.708	22.056
No. of Units	—	—	—	—	—	15,297	18,559	16,708	18,581	23,716
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	9.527	11.531	10.323	7.634	15.707	13.314
Value at End of Year	—	—	—	—	—	9.527	11.531	10.323	7.634	15.707
No. of Units	—	—	—	—	—	20,213	19,899	27,463	22,310	16,584
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	13.192	16.006	14.364	10.649	21.968	18.667
Value at End of Year	—	—	—	—	—	13.192	16.006	14.364	10.649	21.968
No. of Units	—	—	—	—	—	18,779	18,720	25,622	27,201	38,196
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	9.609	11.612	10.380	7.664	15.747	13.327
Value at End of Year	—	—	—	—	—	9.609	11.612	10.380	7.664	15.747
Venture No. of Units	—	—	—	—	—	92,526	92,857	96,574	100,888	74,946
NY Venture No. of Units	—	—	—	—	—	7,147	7,115	6,095	2,489	1,886
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	13.236	16.051	14.398	10.669	21.997	18.683
Value at End of Year	—	—	—	—	—	13.236	16.051	14.398	10.669	21.997
NY Venture No. of Units	—	—	—	—	—	7,183	8,094	8,062	8,090	8,361
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	13.503	16.326	14.601	10.787	22.173	18.776
Value at End of Year	—	—	—	—	—	13.503	16.326	14.601	10.787	22.173
Ven 9 No. of Units	—	—	—	—	—	20,000	25,086	29,108	29,683	40,747
No. of Units	—	—	—	—	—	66,140	79,975	90,011	115,258	149,466
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	13.503	16.326	14.601	10.787	22.173	18.776
Value at End of Year	—	—	—	—	—	13.503	16.326	14.601	10.787	22.173
No. of Units	—	—	—	—	—	3,251	3,334	4,323	5,479	6,285
International Small Cap Trust (merged into International Small Company Trust eff 11-16-2009) - Series I Shares (units first credited 03-04-1996)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	28.477	26.223
Value at End of Year	—	—	—	—	—	—	—	—	13.202	28.477
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	1,497,843	2,136,007
Ven 24 No. of Units	—	—	—	—	—	—	—	—	49,100	57,621
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	19.106	17.630
Value at End of Year	—	—	—	—	—	—	—	—	8.840	19.106
No. of Units	—	—	—	—	—	—	—	—	2,943	6,938

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	14.790	13.668
Value at End of Year	—	—	—	—	—	—	—	—	6.833	14.790
No. of Units	—	—	—	—	—	—	—	—	93,453	104,717
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	28.477	26.223
Value at End of Year	—	—	—	—	—	—	—	—	13.202	28.477
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	—	327,609	436,893
Ven 9 No. of Units	—	—	—	—	—	—	—	—	107,439	133,966
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	28.477	26.223
Value at End of Year	—	—	—	—	—	—	—	—	13.202	28.477
No. of Units	—	—	—	—	—	—	—	—	38,337	45,577
International Small Cap Trust (merged into International Small Company Trust eff 11-16-2009) - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	14.788	13.613
Value at End of Year	—	—	—	—	—	—	—	—	6.855	14.788
Venture No. of Units	—	—	—	—	—	—	—	—	159,852	159,794
NY Venture No. of Units	—	—	—	—	—	—	—	—	15,214	13,986
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	26.556	24.507
Value at End of Year	—	—	—	—	—	—	—	—	12.279	26.556
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	428,668	580,920
Ven 24 No. of Units	—	—	—	—	—	—	—	—	80,472	91,104
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	26.258	24.281
Value at End of Year	—	—	—	—	—	—	—	—	12.117	26.258
No. of Units	—	—	—	—	—	—	—	—	19,284	34,389
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	14.702	13.581
Value at End of Year	—	—	—	—	—	—	—	—	6.791	14.702
No. of Units	—	—	—	—	—	—	—	—	18,373	23,398
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	26.037	24.113
Value at End of Year	—	—	—	—	—	—	—	—	11.996	26.037
No. of Units	—	—	—	—	—	—	—	—	42,613	79,070
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	14.739	13.594
Value at End of Year	—	—	—	—	—	—	—	—	6.818	14.739
Venture No. of Units	—	—	—	—	—	—	—	—	77,730	64,818
NY Venture No. of Units	—	—	—	—	—	—	—	—	772	791
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	26.111	24.169
Value at End of Year	—	—	—	—	—	—	—	—	12.036	26.111
NY Venture No. of Units	—	—	—	—	—	—	—	—	629	5,537
International Small Company Trust - Series I Shares (units first credited 11-16-2009)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.314	16.479	17.949	14.407	12.259	14.840	12.265	12.500	—	—
Value at End of Year	17.910	17.314	16.479	17.949	14.407	12.259	14.840	12.265	—	—
Ven 22, 20 No. of Units	692,134	745,020	885,810	1,030,917	1,195,240	1,376,046	928,085	2,103,650	—	—
Ven 24 No. of Units	22,083	24,811	27,193	37,235	35,806	42,035	57,635	73,651	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	17.102	16.311	17.801	14.317	12.207	14.807	12.261	12.500	—	—
Value at End of Year	17.656	17.102	16.311	17.801	14.317	12.207	14.807	12.261	—	—
No. of Units	3,667	6,186	3,662	2,392	673	735	1,962	2,613	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	16.946	16.186	17.691	14.250	12.168	14.781	12.259	12.500	—	—
Value at End of Year	17.468	16.946	16.186	17.691	14.250	12.168	14.781	12.259	—	—
No. of Units	8,927	9,365	9,484	10,217	11,913	12,479	17,077	47,105	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	17.314	16.479	17.949	14.407	12.259	14.840	12.265	12.500	—	—
Value at End of Year	17.910	17.314	16.479	17.949	14.407	12.259	14.840	12.265	—	—
Ven 7, 8 No. of Units	161,124	184,001	200,378	221,495	246,881	290,625	389,816	457,219	—	—
Ven 9 No. of Units	49,606	57,958	64,023	78,041	79,919	97,396	122,090	142,537	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	17.314	16.479	17.949	14.407	12.259	14.840	12.265	12.500	—	—
Value at End of Year	17.910	17.314	16.479	17.949	14.407	12.259	14.840	12.265	—	—
No. of Units	25,870	29,131	33,655	33,485	38,950	47,240	48,410	64,178	—	—
International Small Company Trust - Series II Shares (units first credited 11-16-2009)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	17.370	16.515	17.982	14.434	12.271	14.852	12.269	12.500	—	—
Value at End of Year	—	17.370	16.515	17.982	14.434	12.271	14.852	12.269	—	—
Venture 2006 No. of Units	—	14,768	25,535	86,794	106,985	115,912	131,970	136,230	—	—
Venture 2006 No. of Units	—	5,359	5,751	9,016	9,914	12,495	18,485	19,060	—	—
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	15.671	14.878	16.175	12.964	—	—	—	—	—	—
Value at End of Year	16.244	15.671	14.878	16.175	—	—	—	—	—	—
Venture No. of Units	50,777	54,899	57,683	22,180	—	—	—	—	—	—
NY Venture No. of Units	7,128	1,979	1,478	31	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.105	16.305	17.797	14.322	12.206	14.810	12.265	12.500	—	—
Value at End of Year	17.660	17.105	16.305	17.797	14.322	12.206	14.810	12.265	—	—
Ven 22, 20 No. of Units	241,977	274,022	313,183	395,439	404,188	483,442	554,003	544,649	—	—
Ven 24 No. of Units	81,132	90,645	88,236	94,165	105,596	114,368	131,209	151,836	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	16.897	16.138	17.651	14.232	12.154	14.777	12.261	12.500	—	—
Value at End of Year	17.410	16.897	16.138	17.651	14.232	12.154	14.777	12.261	—	—
No. of Units	14,774	14,977	14,605	16,753	14,348	19,452	25,261	27,769	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	16.221	17.724	14.277	12.180	14.793	12.263	12.500	—	—
Value at End of Year	—	—	16.221	17.724	14.277	12.180	14.793	12.263	—	—
No. of Units	—	—	767	8,298	9,827	12,255	15,045	16,113	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.158	16.347	17.834	14.344	—	—	—	—	—	—
Value at End of Year	17.723	17.158	16.347	17.834	—	—	—	—	—	—
No. of Units	4,305	7,444	8,006	918	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	16.742	16.014	17.542	14.165	12.115	14.752	12.259	12.500	—	—
Value at End of Year	17.225	16.742	16.014	17.542	14.165	12.115	14.752	12.259	—	—
No. of Units	13,515	14,245	18,978	22,447	55,843	68,021	82,101	89,878	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	17.158	16.347	17.834	14.344	12.219	14.818	12.266	12.500	—	—
Value at End of Year	—	17.158	16.347	17.834	14.344	12.219	14.818	12.266	—	—
Venture 2006 No. of Units	—	7,353	19,669	42,372	55,663	71,499	71,157	76,250	—	—
Venture 2006 No. of Units	—	563	565	795	1,170	1,196	1,125	1,005	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	15.575	14.816	16.140	12.962	—	—	—	—	—	—
Value at End of Year	16.112	15.575	14.816	16.140	—	—	—	—	—	—
Venture No. of Units	31,238	34,259	25,638	7,283	—	—	—	—	—	—
NY Venture No. of Units	7,058	6,437	5,366	403	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	17.578	14.188	12.128	14.760	12.260	12.500	—	—
Value at End of Year	—	—	—	17.578	14.188	12.128	14.760	12.260	—	—
Venture 2006 No. of Units	—	—	—	1,943	2,909	3,363	1,998	2,571	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	16.949	16.180	17.687	14.255	—	—	—	—	—	—
Value at End of Year	17.472	16.949	16.180	17.687	—	—	—	—	—	—
NY Venture No. of Units	1,199	1,719	2,237	889	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
International Value Trust - Series I Shares (units first credited 05-01-1999)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.478	19.227	22.286	15.585	13.239	15.406	14.468	10.806	21.974	17.700
Value at End of Year	19.345	17.478	19.227	22.286	15.585	13.239	15.406	14.468	10.806	21.974
Ven 22, 20 No. of Units	1,995,670	1,699,482	1,914,785	2,139,953	2,473,384	2,915,359	3,469,348	3,946,113	4,906,325	6,793,308
Ven 24 No. of Units	52,490	41,935	52,949	61,608	69,461	82,705	103,306	108,349	128,835	173,479
Ven 22, 20 Contracts with GEM
Value at Start of Year	17.957	19.793	22.988	18.517	15.762	18.378	17.293	12.943	22.940	21.284
Value at End of Year	19.835	17.957	19.793	22.988	18.517	15.762	18.378	17.293	12.943	22.940
No. of Units	15,299	11,440	13,443	13,418	14,941	16,844	24,696	27,104	33,165	43,824
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	16.592	18.316	21.305	17.186	14.652	17.109	16.123	12.085	21.452	19.934
Value at End of Year	18.300	16.592	18.316	21.305	17.186	14.652	17.109	16.123	12.085	21.452
No. of Units	59,432	53,108	57,022	62,184	73,552	79,074	98,522	146,613	199,797	233,542
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	17.478	19.227	22.286	17.915	15.219	17.710	16.632	12.422	21.974	20.347
Value at End of Year	19.345	17.478	19.227	22.286	17.915	15.219	17.710	16.632	12.422	21.974
Ven 7, 8 No. of Units	380,704	356,427	410,604	468,968	534,355	628,728	721,606	799,842	1,016,555	1,312,662
Ven 9 No. of Units	139,454	124,693	131,975	147,898	159,409	180,182	217,338	240,359	291,799	365,047
Ven 3 Contracts with no Optional Riders
Value at Start of Year	17.478	19.227	22.286	17.915	15.219	17.710	16.632	12.422	21.974	20.347
Value at End of Year	19.345	17.478	19.227	22.286	17.915	15.219	17.710	16.632	12.422	21.974
No. of Units	37,402	32,353	37,574	37,515	43,734	50,329	59,298	69,152	110,968	101,488
International Value Trust - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	12.211	13.419	15.541	12.487	10.609	12.333	11.577	8.637	15.278	14.133
Value at End of Year	—	12.211	13.419	15.541	12.487	10.609	12.333	11.577	8.637	15.278
Venture No. of Units	—	24,535	78,598	197,384	241,832	286,300	310,213	303,970	275,988	233,718
NY Venture No. of Units	—	2,975	173	10,157	14,746	21,755	19,347	18,932	24,190	28,395
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.742	13.982	16.168	12.971	—	—	—	—	—	—
Value at End of Year	14.122	12.742	13.982	16.168	—	—	—	—	—	—
Venture No. of Units	150,135	129,206	119,273	39,498	—	—	—	—	—	—
NY Venture No. of Units	7,055	8,587	9,691	4,421	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	19.567	21.556	25.026	20.159	17.170	20.011	18.831	14.084	24.976	23.162
Value at End of Year	21.599	19.567	21.556	25.026	20.159	17.170	20.011	18.831	14.084	24.976
Ven 22, 20 No. of Units	625,881	606,025	690,357	837,176	985,770	1,165,501	1,324,945	1,496,105	1,725,062	1,943,475
Ven 24 No. of Units	125,209	112,661	111,929	140,218	183,990	219,005	257,472	305,445	349,560	400,334
Ven 22, 20 Contracts with GEM
Value at Start of Year	19.040	21.018	24.450	19.734	16.842	19.668	18.545	13.898	24.696	22.949
Value at End of Year	20.975	19.040	21.018	24.450	19.734	16.842	19.668	18.545	13.898	24.696
No. of Units	33,151	28,499	39,035	50,040	55,244	59,426	62,784	70,376	83,953	86,866
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	15.129	12.199	10.400	12.133	11.429	8.557	15.189	14.100
Value at End of Year	—	—	—	15.129	12.199	10.400	12.133	11.429	8.557	15.189
No. of Units	—	—	—	6,420	14,692	13,958	16,754	21,898	17,965	16,482
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	11.977	13.188	15.304	12.321	—	—	—	—	—	—
Value at End of Year	13.228	11.977	13.188	15.304	—	—	—	—	—	—
No. of Units	6,034	14,246	8,447	6,869	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	18.654	20.623	24.027	19.422	16.600	19.415	18.333	13.760	24.488	22.790
Value at End of Year	20.520	18.654	20.623	24.027	19.422	16.600	19.415	18.333	13.760	24.488
No. of Units	55,119	55,509	65,456	76,395	96,652	111,312	135,565	148,742	175,757	218,756
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	11.977	13.188	15.304	12.321	10.489	12.219	11.492	8.591	15.227	14.115
Value at End of Year	—	11.977	13.188	15.304	12.321	10.489	12.219	11.492	8.591	15.227
Venture No. of Units	—	20,196	91,550	158,266	175,518	202,529	209,090	211,435	196,864	139,267
NY Venture No. of Units	—	25	5,129	8,731	11,431	11,392	10,997	10,974	8,857	6,644

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.664	13.924	16.133	12.970	—	—	—	—	—	—
Value at End of Year	14.008	12.664	13.924	16.133	—	—	—	—	—	—
Venture No. of Units	134,554	109,096	65,495	22,446	—	—	—	—	—	—
NY Venture No. of Units	6,058	5,536	4,127	396	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	24.167	19.525	16.680	19.499	18.404	13.806	24.557	22.843
Value at End of Year	—	—	—	24.167	19.525	16.680	19.499	18.404	13.806	24.557
NY Venture No. of Units	—	—	—	1,291	1,438	1,474	1,414	5,332	5,651	6,226
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	19.170	21.151	24.593	19.840	—	—	—	—	—	—
Value at End of Year	21.130	19.170	21.151	24.593	—	—	—	—	—	—
NY Venture No. of Units	2,678	1,546	1,505	110	—	—	—	—	—	—
Investment Quality Bond Trust - Series I Shares (units first credited 11-02-1992)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	35.228	36.018	34.630	35.806	33.753	31.671	29.890	26.955	27.802	26.548
Value at End of Year	36.229	35.228	36.018	34.630	35.806	33.753	31.671	29.890	26.955	27.802
Ven 22, 20 No. of Units	493,211	526,412	563,875	611,993	727,648	862,501	973,795	1,121,075	1,337,847	1,786,176
Ven 24 No. of Units	12,154	14,479	17,027	19,270	24,403	28,645	35,088	40,836	44,237	57,008
Ven 22, 20 Contracts with GEM
Value at Start of Year	20.638	21.143	20.369	21.103	19.933	18.741	17.722	16.014	16.550	15.836
Value at End of Year	21.182	20.638	21.143	20.369	21.103	19.933	18.741	17.722	16.014	16.550
No. of Units	9,840	8,649	9,138	9,376	10,074	14,147	16,196	14,894	11,522	16,691
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	21.243	21.796	21.029	21.819	20.641	19.435	18.406	16.658	17.241	16.521
Value at End of Year	21.770	21.243	21.796	21.029	21.819	20.641	19.435	18.406	16.658	17.241
No. of Units	27,465	31,501	47,520	53,648	62,070	78,035	110,753	141,189	188,013	240,726
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	35.228	36.018	34.630	35.806	33.753	31.671	29.890	26.955	27.802	26.548
Value at End of Year	36.229	35.228	36.018	34.630	35.806	33.753	31.671	29.890	26.955	27.802
Ven 7, 8 No. of Units	160,860	177,103	207,341	229,884	278,886	331,296	381,690	453,161	541,835	638,311
Ven 9 No. of Units	48,152	49,447	54,191	64,351	69,856	78,698	91,340	97,130	105,670	133,556
Ven 3 Contracts with no Optional Riders
Value at Start of Year	35.228	36.018	34.630	35.806	33.753	31.671	29.890	26.955	27.802	26.548
Value at End of Year	36.229	35.228	36.018	34.630	35.806	33.753	31.671	29.890	26.955	27.802
No. of Units	31,866	36,729	40,719	43,601	52,077	55,363	59,794	73,775	90,857	105,657
Ven 1 Contracts with no Optional Riders
Value at Start of Year	41.516	42.402	40.724	42.060	39.606	37.123	34.997	31.527	32.482	30.983
Value at End of Year	42.743	41.516	42.402	40.724	42.060	39.606	37.123	34.997	31.527	32.482
No. of Units	380	389	399	400	400	401	402	403	404	461
Investment Quality Bond Trust - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	17.358	17.739	17.047	17.602	16.598	15.566	14.675	13.231	13.633	13.020
Value at End of Year	17.860	17.358	17.739	17.047	17.602	16.598	15.566	14.675	13.231	13.633
Venture No. of Units	40	79,852	113,202	383,153	729,431	734,144	801,025	813,273	721,090	1,085,665
NY Venture No. of Units	—	2,293	5,863	36,134	56,907	63,065	71,289	69,574	61,744	84,008
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.334	12.586	12.077	12.451	—	—	—	—	—	—
Value at End of Year	12.710	12.334	12.586	12.077	—	—	—	—	—	—
Venture No. of Units	564,238	556,602	629,664	430,851	—	—	—	—	—	—
NY Venture No. of Units	76,902	73,679	73,966	36,082	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	19.479	19.956	19.225	19.901	18.813	17.688	16.717	15.110	15.607	14.944
Value at End of Year	19.992	19.479	19.956	19.225	19.901	18.813	17.688	16.717	15.110	15.607
Ven 22, 20 No. of Units	427,473	458,811	526,698	580,897	719,069	826,227	989,848	1,078,088	1,007,095	1,368,134
Ven 24 No. of Units	166,254	176,834	192,283	225,750	265,383	274,900	318,617	328,347	317,066	427,661
Ven 22, 20 Contracts with GEM
Value at Start of Year	18.954	19.458	18.783	19.482	18.454	17.385	16.464	14.910	15.432	14.806
Value at End of Year	19.415	18.954	19.458	18.783	19.482	18.454	17.385	16.464	14.910	15.432
No. of Units	17,508	18,018	17,805	21,502	29,010	30,389	32,491	48,137	46,635	59,114

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	16.595	17.196	16.272	15.314	14.488	13.108	13.553	12.990
Value at End of Year	—	—	—	16.595	17.196	16.272	15.314	14.488	13.108	13.553
No. of Units	—	—	—	32,317	44,845	43,361	46,691	47,465	49,266	60,509
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.026	17.434	16.787	17.369	—	—	—	—	—	—
Value at End of Year	17.483	17.026	17.434	16.787	—	—	—	—	—	—
No. of Units	22,016	37,028	41,376	16,983	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	18.570	19.092	18.458	19.174	18.189	17.161	16.276	14.762	15.302	14.703
Value at End of Year	18.993	18.570	19.092	18.458	19.174	18.189	17.161	16.276	14.762	15.302
No. of Units	104,776	122,940	119,370	137,038	156,416	176,664	200,685	219,090	231,373	295,179
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	17.026	17.434	16.787	17.369	16.411	15.422	14.568	13.161	13.587	13.003
Value at End of Year	—	17.026	17.434	16.787	17.369	16.411	15.422	14.568	13.161	13.587
Venture No. of Units	—	15,097	22,148	117,455	210,684	182,861	188,181	100,986	144,165	212,072
NY Venture No. of Units	—	—	418	10,129	31,105	33,210	40,704	40,059	42,408	78,352
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.258	12.534	12.051	12.449	—	—	—	—	—	—
Value at End of Year	12.607	12.258	12.534	12.051	—	—	—	—	—	—
Venture No. of Units	153,555	159,097	180,066	80,095	—	—	—	—	—	—
NY Venture No. of Units	35,301	36,888	41,395	35,377	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	18.566	19.276	18.277	17.235	16.338	14.811	15.345	14.737
Value at End of Year	—	—	—	18.566	19.276	18.277	17.235	16.338	14.811	15.345
NY Venture No. of Units	—	—	—	4,580	10,903	11,021	13,319	12,283	11,006	12,648
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	19.084	19.581	18.893	19.586	—	—	—	—	—	—
Value at End of Year	19.558	19.084	19.581	18.893	—	—	—	—	—	—
NY Venture No. of Units	4,290	4,362	5,637	7,678	—	—	—	—	—	—
Large Cap Trust (merged into U.S. Equity Trust eff 04-27-2012) - Series I Shares (units first credited 05-01-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	12.937	26.085	23.256	18.024	30.224	24.552
Value at End of Year	—	—	—	—	—	12.937	26.085	23.256	18.024	30.224
Ven 22, 20 No. of Units	—	—	—	—	—	3,568,833	11	3	3	3
Ven 24 No. of Units	—	—	—	—	—	61,533	—	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	12.766	13.244	—	—	—	—
Value at End of Year	—	—	—	—	—	12.766	—	—	—	—
No. of Units	—	—	—	—	—	16,995	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	12.639	13.132	—	—	—	—
Value at End of Year	—	—	—	—	—	12.639	—	—	—	—
No. of Units	—	—	—	—	—	67,105	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	12.937	26.085	23.256	18.024	30.224	12.500
Value at End of Year	—	—	—	—	—	12.937	26.085	23.256	18.024	30.224
Ven 7, 8 No. of Units	—				—	2,814,693	—	527	527	527
Ven 9 No. of Units		—	—	—	—	600,173	—	—	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	12.937	26.085	23.256	18.024	30.224	12.500
Value at End of Year	—	—	—	—	—	12.937	26.085	23.256	18.024	30.224
No. of Units	—	—	—	—	—	270,852	—	—	—	—
Ven 1 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	42.060	43.502	—	—	—	—
Value at End of Year	—	—	—	—	—	42.060	—	—	—	—
No. of Units	—	—	—	—	—	4,261	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Large Cap Trust (merged into U.S. Equity Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	12.812	13.295	11.874	9.224	15.506	15.529
Value at End of Year	—	—	—	—	—	12.812	13.295	11.874	9.224	15.506
Ven 22, 20 No. of Units	—	—	—	—	—	170,487	4,342,558	4,954,936	5,856,563	7,360,700
Ven 24 No. of Units	—	—	—	—	—	59,425	129,936	142,335	159,412	195,851
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	12.643	13.145	11.763	9.156	15.424	15.477
Value at End of Year	—	—	—	—	—	12.643	13.145	11.763	9.156	15.424
No. of Units	—	—	—	—	—	3,774	30,762	37,050	55,645	78,245
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	12.517	13.033	11.681	9.106	15.362	15.439
Value at End of Year	—	—	—	—	—	12.517	13.033	11.681	9.106	15.362
No. of Units	—	—	—	—	—	14,218	92,047	105,560	130,675	158,670
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	12.812	13.295	11.874	9.224	15.506	15.529
Value at End of Year	—	—	—	—	—	12.812	13.295	11.874	9.224	15.506
Ven 9 No. of Units	—	—	—	—	—	375	700,960	760,538	891,743	1,081,784
No. of Units	—	—	—	—	—	2,813	3,314,385	3,800,120	4,395,256	5,299,906
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	11.942	9.256	15.521	15.529
Value at End of Year	—	—	—	—	—	—	13.395	11.942	9.256	15.521
No. of Units	—	—	—	—	—	—	300,894	358,980	423,122	485,477
Ven 1 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	38.742	29.994	50.240	12.500
Value at End of Year	—	—	—	—	—	—	43.502	38.742	29.994	50.240
No. of Units	—	—	—	—	—	—	4,264	4,267	4,274	4,457
Large Cap Value Trust (merged into Equity Income Trust eff 05-02-2011) - Series II Shares (units first credited 05-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	17.315	8.039	25.221	24.552
Value at End of Year	—	—	—	—	—	—	18.732	17.315	8.039	25.221
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	824,602	989,625	1,377,476
Ven 24 No. of Units	—	—	—	—	—	—	136,477	153,357	167,388	163,999
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	17.086	15.732	24.987	24.373
Value at End of Year	—	—	—	—	—	—	18.447	17.086	15.732	24.987
No. of Units	—	—	—	—	—	—	75,450	89,823	89,612	90,650
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	16.916	15.599	24.813	24.240
Value at End of Year	—	—	—	—	—	—	18.236	16.916	15.599	24.813
No. of Units	—	—	—	—	—	—	91,085	107,698	119,497	135,983
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	17.425	15.972	25.273	24.556
Value at End of Year	—	—	—	—	—	—	18.887	17.425	15.972	25.273
Ven 9 No. of Units	—	—	—	—	—	—	11,090	11,935	17,563	23,086
No. of Units	—	—	—	—	—	—	80,786	64,176	91,415	110,571
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	17.425	15.972	25.273	24.556
Value at End of Year	—	—	—	—	—	—	18.887	17.425	15.972	25.273
No. of Units	—	—	—	—	—	—	8,632	8,701	11,107	15,126
Lifestyle Aggressive MVP (formerly Lifestyle Aggressive Trust) - Series I Shares (units first credited 01-07-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	21.754	23.431	23.434	18.754	16.310	17.690	15.406	11.519	20.139	18.815
Value at End of Year	21.871	21.754	23.431	23.434	18.754	16.310	17.690	15.406	11.519	20.139
Ven 22, 20 No. of Units	1,704,020	1,954,267	2,316,159	2,505,317	2,353,081	3,193,612	3,592,435	3,664,387	3,859,365	5,083,833
Ven 24 No. of Units	3,609	3,448	5,960	17,263	18,340	21,176	24,877	29,200	34,660	46,002
Ven 22, 20 Contracts with GEM
Value at Start of Year	17.230	18.595	18.635	14.943	13.022	14.152	12.349	9.252	16.208	15.173
Value at End of Year	17.288	17.230	18.595	18.635	14.943	13.022	14.152	12.349	9.252	16.208
No. of Units	2,720	4,260	4,319	7,056	7,977	11,758	11,766	15,760	15,886	58,640

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	16.394	17.719	17.784	14.282	12.465	13.567	11.856	8.896	15.608	14.634
Value at End of Year	16.424	16.394	17.719	17.784	14.282	12.465	13.567	11.856	8.896	15.608
No. of Units	5,141	5,179	5,221	46,097	55,180	70,826	74,535	101,992	115,399	131,410
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	21.754	23.431	23.434	18.754	16.310	17.690	15.406	11.519	20.139	18.815
Value at End of Year	21.871	21.754	23.431	23.434	18.754	16.310	17.690	15.406	11.519	20.139
Ven 7, 8 No. of Units	65,356	69,125	77,811	83,108	91,610	128,345	158,027	213,331	252,605	314,795
Ven 9 No. of Units	13,617	14,600	18,927	47,929	50,716	51,807	55,172	78,703	84,659	84,643
Ven 3 Contracts with no Optional Riders
Value at Start of Year	21.754	23.431	23.434	18.754	16.310	17.690	15.406	11.519	20.139	18.815
Value at End of Year	21.871	21.754	23.431	23.434	18.754	16.310	17.690	15.406	11.519	20.139
No. of Units	9,149	9,157	23,006	30,878	33,427	33,685	39,146	41,327	72,132	71,909
Lifestyle Aggressive MVP (formerly Lifestyle Aggressive Trust) - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	15.189	16.355	16.333	13.067	11.354	12.312	10.725	8.009	14.005	13.069
Value at End of Year	15.265	15.189	16.355	16.333	13.067	11.354	12.312	10.725	8.009	14.005
Venture No. of Units	37	85,116	241,447	595,553	821,043	924,911	975,575	1,070,837	944,218	947,159
NY Venture No. of Units	—	773	12,206	63,733	79,083	79,890	93,896	95,953	92,465	55,918
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	14.913	16.034	15.988	12.772	—	—	—	—	—	—
Value at End of Year	15.010	14.913	16.034	15.988	—	—	—	—	—	—
Venture No. of Units	460,707	444,202	390,471	134,157	—	—	—	—	—	—
NY Venture No. of Units	8,862	8,865	22,365	9,934	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	21.462	23.167	23.194	18.603	16.204	17.615	15.383	11.516	20.189	18.887
Value at End of Year	21.515	21.462	23.167	23.194	18.603	16.204	17.615	15.383	11.516	20.189
Ven 22, 20 No. of Units	1,139,850	1,275,951	1,514,081	1,903,782	2,340,196	2,604,540	2,943,610	3,163,922	3,345,931	3,686,542
Ven 24 No. of Units	188,230	189,526	262,453	803,123	972,670	1,076,846	1,185,123	1,385,226	1,299,115	1,349,926
Ven 22, 20 Contracts with GEM
Value at Start of Year	20.884	22.589	22.660	18.211	15.894	17.314	15.150	11.364	19.962	18.713
Value at End of Year	20.894	20.884	22.589	22.660	18.211	15.894	17.314	15.150	11.364	19.962
No. of Units	111,671	115,151	178,214	203,361	181,301	184,803	213,118	261,146	224,833	308,732
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	15.900	12.766	11.130	12.112	10.588	7.934	13.923	13.039
Value at End of Year	—	—	—	15.900	12.766	11.130	12.112	10.588	7.934	13.923
No. of Units	—	—	—	3,325	18,615	18,625	23,894	27,688	28,169	33,983
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	20.461	22.164	22.268	17.923	15.666	17.091	14.977	11.251	19.794	18.583
Value at End of Year	20.440	20.461	22.164	22.268	17.923	15.666	17.091	14.977	11.251	19.794
No. of Units	2,814	2,925	2,729	33,812	40,389	53,198	92,647	98,751	118,375	133,518
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	14.898	16.074	16.084	12.894	11.226	12.197	10.646	7.966	13.958	13.052
Value at End of Year	14.942	14.898	16.074	16.084	12.894	11.226	12.197	10.646	7.966	13.958
Venture No. of Units	669	28,692	87,988	266,066	290,233	297,182	321,075	369,304	410,073	249,571
NY Venture No. of Units	—	—	—	1,401	1,401	12,099	36,705	37,793	34,749	21,684
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	14.822	15.967	15.954	12.770	—	—	—	—	—	—
Value at End of Year	14.888	14.822	15.967	15.954	—	—	—	—	—	—
Venture No. of Units	99,195	103,762	126,313	7,345	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	22.398	18.018	15.742	17.165	15.034	11.289	19.850	18.626
Value at End of Year	—	—	—	22.398	18.018	15.742	17.165	15.034	11.289	19.850
NY Venture No. of Units	—	—	—	4,349	4,432	4,432	4,433	4,433	4,350	8,165
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	21.027	22.732	22.792	18.308	—	—	—	—	—	—
Value at End of Year	21.048	21.027	22.732	22.792	—	—	—	—	—	—
NY Venture No. of Units	1,113	1,113	1,113	81	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Lifestyle Aggressive PS Series - Series I Shares (units first credited 12-06-2013)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	12.908	13.297	12.792	—	—	—	—	—	—	—
Value at End of Year	13.945	12.908	13.297	12.792	—	—	—	—	—	—
Ven 22, 20 No. of Units	47,284	46,775	46,495	—	—	—	—	—	—	—
Ven 24 No. of Units	18,886	20,875	23,801	—	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.815	13.248	12.789	—	—	—	—	—	—	—
Value at End of Year	13.796	12.815	13.248	12.789	—	—	—	—	—	—
No. of Units	22,160	30,723	50,221	—	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	12.908	13.297	12.792	—	—	—	—	—	—	—
Value at End of Year	13.945	12.908	13.297	12.792	—	—	—	—	—	—
Ven 7, 8 No. of Units	3,674	3,675	—	—	—	—	—	—	—	—
Ven 9 No. of Units	44,218	46,302	49,350	—	—	—	—	—	—	—
Lifestyle Aggressive PS Series - Series II Shares (units first credited 12-06-2013)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	12.917	13.300	12.787	12.500	—	—	—	—	—	—
Value at End of Year	—	12.917	13.300	12.787	—	—	—	—	—	—
Venture No. of Units	—	2,281	1,199	1,199	—	—	—	—	—	—
NY Venture No. of Units	—	—	15,747	—	—	—	—	—	—	—
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.957	13.321	12.500	—	—	—	—	—	—	—
Value at End of Year	14.027	12.957	13.321	12.500	—	—	—	—	—	—
Venture No. of Units	5,169	1,924	471	—	—	—	—	—	—	—
NY Venture No. of Units	44,414	45,042	34,632	—	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	12.850	13.264	12.785	—	—	—	—	—	—	—
Value at End of Year	13.856	12.850	13.264	12.785	—	—	—	—	—	—
Ven 22, 20 No. of Units	9,735	8,715	14,094	—	—	—	—	—	—	—
Ven 24 No. of Units	563,068	595,994	699,609	—	—	—	—	—	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	13.250	12.784	—	—	—	—	—	—	—
Value at End of Year	—	—	13.250	12.784	—	—	—	—	—	—
No. of Units	—	—	990	—	—	—	—	—	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.864	13.271	12.786	—	—	—	—	—	—	—
Value at End of Year	13.877	12.864	13.271	12.786	—	—	—	—	—	—
No. of Units	3,580	3,642	2,514	—	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.758	13.215	12.782	—	—	—	—	—	—	—
Value at End of Year	13.708	12.758	13.215	12.782	—	—	—	—	—	—
No. of Units	37,931	39,777	40,068	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	12.864	13.271	12.786	—	—	—	—	—	—	—
Value at End of Year	—	12.864	13.271	12.786	—	—	—	—	—	—
Venture No. of Units	—	3,066	3,068	—	—	—	—	—	—	—
NY Venture No. of Units	—	351	351	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	13.293	12.500	—	—	—	—	—	—	—
Value at End of Year	13.941	—	13.293	12.500	—	—	—	—	—	—
Venture No. of Units	3,051	—	—	—	—	—	—	—	—	—
NY Venture No. of Units	—	—	1,433	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.811	13.243	12.784	—	—	—	—	—	—	—
Value at End of Year	13.792	12.811	13.243	12.784	—	—	—	—	—	—
NY Venture No. of Units	5,702	5,702	5,848	—	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Lifestyle Balanced MVP (formerly Lifestyle Balanced Trust) - Series I Shares (units first credited 01-07-1997)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	16.643	14.928	13.499	13.570	12.284	9.504	13.994	13.294
Value at End of Year	—	—	—	16.643	14.928	13.499	13.570	12.284	9.504	13.994
Venture No. of Units	—	—	—	2,391	2,393	2,395	2,397	2,400	2,403	2,405
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	26.788	27.790	27.023	24.298	22.028	22.200	20.146	15.625	23.065	21.970
Value at End of Year	27.681	26.788	27.790	27.023	24.298	22.028	22.200	20.146	15.625	23.065
Ven 22, 20 No. of Units	3,866,173	4,485,429	5,261,494	6,077,744	6,827,071	7,999,801	9,146,042	8,996,562	12,211,851	16,511,907
Ven 24 No. of Units	57,747	59,965	64,608	184,956	207,774	230,315	257,914	324,675	324,324	399,663
Ven 22, 20 Contracts with GEM
Value at Start of Year	19.433	20.201	19.683	17.733	16.109	16.267	14.792	11.495	17.003	16.229
Value at End of Year	20.042	19.433	20.201	19.683	17.733	16.109	16.267	14.792	11.495	17.003
No. of Units	121,441	94,542	101,539	158,336	200,213	225,950	260,321	332,402	421,325	413,398
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	19.104	19.889	19.407	17.511	15.932	16.112	14.673	11.420	16.917	16.171
Value at End of Year	19.672	19.104	19.889	19.407	17.511	15.932	16.112	14.673	11.420	16.917
No. of Units	159,384	184,188	196,305	548,429	627,545	520,768	602,540	835,171	989,771	1,398,072
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	26.788	27.790	27.023	24.298	22.028	22.200	20.146	15.625	23.065	21.970
Value at End of Year	27.681	26.788	27.790	27.023	24.298	22.028	22.200	20.146	15.625	23.065
Ven 7, 8 No. of Units	501,506	587,667	688,154	796,241	940,760	1,099,514	1,200,744	1,388,477	1,573,366	1,912,280
Ven 9 No. of Units	80,568	102,938	110,524	248,812	279,119	327,148	374,677	440,846	466,314	559,535
Ven 3 Contracts with no Optional Riders
Value at Start of Year	26.788	27.790	27.023	24.298	22.028	22.200	20.146	15.625	23.065	21.970
Value at End of Year	27.681	26.788	27.790	27.023	24.298	22.028	22.200	20.146	15.625	23.065
No. of Units	75,029	81,601	74,087	80,993	101,014	112,391	122,115	134,955	116,867	101,522
Lifestyle Balanced MVP (formerly Lifestyle Balanced Trust) - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	16.262	16.853	16.388	14.730	13.340	13.437	12.192	9.452	13.949	13.279
Value at End of Year	16.818	16.262	16.853	16.388	14.730	13.340	13.437	12.192	9.452	13.949
Venture No. of Units	13,146,060	43,670,718	79,568,897	115,170,253	137,811,673	142,821,763	142,570,412	129,428,869	84,436,668	50,537,617
NY Venture No. of Units	458,258	1,275,614	2,769,635	9,148,394	11,098,550	11,432,803	11,376,960	10,279,016	7,407,202	4,545,842
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.985	14.471	14.050	12.610	—	—	—	—	—	—
Value at End of Year	14.485	13.985	14.471	14.050	—	—	—	—	—	—
Venture No. of Units	84,754,506	63,209,768	37,426,361	15,624,596	—	—	—	—	—	—
NY Venture No. of Units	2,952,183	2,623,249	1,320,038	1,461,616	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	21.721	22.566	21.998	19.822	17.997	18.174	16.531	12.848	19.007	18.140
Value at End of Year	22.407	21.721	22.566	21.998	19.822	17.997	18.174	16.531	12.848	19.007
Ven 22, 20 No. of Units	17,166,447	19,836,032	23,433,916	29,272,860	35,247,752	41,573,893	46,822,948	50,075,984	51,151,683	57,803,647
Ven 24 No. of Units	1,193,338	1,331,686	1,576,645	5,017,624	6,047,571	6,622,747	7,186,213	7,613,948	8,112,804	8,827,687
Ven 22, 20 Contracts with GEM
Value at Start of Year	21.136	22.003	21.492	19.405	17.653	17.862	16.280	12.679	18.794	17.973
Value at End of Year	21.761	21.136	22.003	21.492	19.405	17.653	17.862	16.280	12.679	18.794
No. of Units	802,709	890,004	1,008,087	1,178,904	1,448,906	1,605,274	1,772,005	1,850,738	1,942,253	2,213,147
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	16.349	15.953	14.390	13.078	13.219	12.037	9.364	13.867	13.248
Value at End of Year	—	—	16.349	15.953	14.390	13.078	13.219	12.037	9.364	13.867
No. of Units	—	—	1,186	1,045,894	1,777,898	1,932,584	2,173,012	2,260,135	2,322,960	2,334,558
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	15.951	16.563	16.138	14.535	—	—	—	—	—	—
Value at End of Year	16.463	15.951	16.563	16.138	—	—	—	—	—	—
No. of Units	427,494	474,175	617,645	629,301	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	20.708	21.589	21.120	19.097	17.400	17.632	16.095	12.553	18.636	17.849
Value at End of Year	21.288	20.708	21.589	21.120	19.097	17.400	17.632	16.095	12.553	18.636
No. of Units	699,779	809,394	1,007,426	2,929,928	3,707,412	4,249,217	4,827,020	5,375,119	5,772,309	6,640,567

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	15.951	16.563	16.138	14.535	13.189	13.312	12.103	9.402	13.902	13.261
Value at End of Year	16.463	15.951	16.563	16.138	14.535	13.189	13.312	12.103	9.402	13.902
Venture No. of Units	3,785,367	15,338,158	26,031,688	39,493,034	47,375,476	49,606,606	50,789,284	45,959,486	29,484,687	18,123,171
NY Venture No. of Units	218,088	930,871	1,854,763	5,767,039	6,642,296	6,965,765	7,305,956	6,604,644	4,091,410	2,388,264
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	16.847	17.468	16.994	15.282	—	—	—	—	—	—
Value at End of Year	17.414	16.847	17.468	16.994	—	—	—	—	—	—
Venture No. of Units	24,809,998	17,379,724	10,700,445	4,804,363	—	—	—	—	—	—
NY Venture No. of Units	1,787,627	1,248,399	670,689	535,346	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	21.243	19.199	17.484	17.709	16.156	12.595	18.688	17.890
Value at End of Year	—	—	—	21.243	19.199	17.484	17.709	16.156	12.595	18.688
NY Venture No. of Units	—	—	—	499,907	781,610	824,669	873,126	969,705	995,789	985,448
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	21.281	22.142	21.617	19.508	—	—	—	—	—	—
Value at End of Year	21.920	21.281	22.142	21.617	—	—	—	—	—	—
NY Venture No. of Units	187,069	214,216	249,209	243,135	—	—	—	—	—	—
Lifestyle Balanced PS Series - Series I Shares (units first credited 12-06-2013)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	13.027	13.204	12.637	12.500	—	—	—	—	—	—
Value at End of Year	13.630	13.027	13.204	12.637	—	—	—	—	—	—
Ven 22, 20 No. of Units	290,569	224,132	189,605	5,343	—	—	—	—	—	—
Ven 24 No. of Units	203,318	214,234	234,493	—	—	—	—	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	12.973	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.546	12.973	—	—	—	—	—	—	—	—
No. of Units	12,428	12,752	—	—	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.933	13.155	12.634	—	—	—	—	—	—	—
Value at End of Year	13.484	12.933	13.155	12.634	—	—	—	—	—	—
No. of Units	362,188	392,663	440,442	—	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	13.027	13.204	12.637	—	—	—	—	—	—	—
Value at End of Year	13.630	13.027	13.204	12.637	—	—	—	—	—	—
Ven 7, 8 No. of Units	33,447	15,366	5,154	—	—	—	—	—	—	—
Ven 9 No. of Units	155,940	202,088	238,006	—	—	—	—	—	—	—
Lifestyle Balanced PS Series - Series II Shares (units first credited 12-06-2013)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	15.312	15.524	14.851	14.685	—	—	—	—	—	—
Value at End of Year	16.029	15.312	15.524	14.851	—	—	—	—	—	—
Venture No. of Units	582,068	2,118,399	3,367,838	366,967	—	—	—	—	—	—
NY Venture No. of Units	1,119,734	2,685,145	4,298,615	—	—	—	—	—	—	—
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.075	13.236	12.643	12.500	—	—	—	—	—	—
Value at End of Year	13.707	13.075	13.236	12.643	—	—	—	—	—	—
Venture No. of Units	5,861,149	3,581,875	1,451,428	146,671	—	—	—	—	—	—
NY Venture No. of Units	4,915,550	3,567,888	2,278,160	—	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	12.967	13.179	12.639	12.500	—	—	—	—	—	—
Value at End of Year	13.539	12.967	13.179	12.639	—	—	—	—	—	—
Ven 22, 20 No. of Units	1,501,243	1,305,753	1,057,298	87,756	—	—	—	—	—	—
Ven 24 No. of Units	3,273,939	3,787,975	4,464,510	232	—	—	—	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	12.913	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.457	12.913	—	—	—	—	—	—	—	—
No. of Units	20,126	8,683	—	—	—	—	—	—	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.980	13.186	12.640	—	—	—	—	—	—	—
Value at End of Year	13.560	12.980	13.186	12.640	—	—	—	—	—	—
No. of Units	484,437	697,586	932,622	—	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.873	13.130	12.636	—	—	—	—	—	—	—
Value at End of Year	13.395	12.873	13.130	12.636	—	—	—	—	—	—
No. of Units	1,620,355	1,791,640	2,078,944	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	12.980	13.186	12.640	12.500	—	—	—	—	—	—
Value at End of Year	13.560	12.980	13.186	12.640	—	—	—	—	—	—
Venture No. of Units	81,468	859,803	1,257,077	280,053	—	—	—	—	—	—
NY Venture No. of Units	375,324	1,730,779	2,938,695	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.021	13.207	12.641	12.500	—	—	—	—	—	—
Value at End of Year	13.623	13.021	13.207	12.641	—	—	—	—	—	—
Venture No. of Units	2,077,815	1,133,355	404,367	34,576	—	—	—	—	—	—
NY Venture No. of Units	2,889,165	2,023,144	1,204,351	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	15.227	14.647	—	—	—	—	—	—	—
Value at End of Year	—	—	15.227	14.647	—	—	—	—	—	—
NY Venture No. of Units	—	—	2,556	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.927	13.158	12.638	—	—	—	—	—	—	—
Value at End of Year	13.477	12.927	13.158	12.638	—	—	—	—	—	—
NY Venture No. of Units	509,137	615,783	730,104	—	—	—	—	—	—	—
Lifestyle Conservative MVP (formerly Lifestyle Conservative Trust) - Series I Shares (units first credited 01-07-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	27.506	27.881	26.924	26.285	24.565	23.900	22.211	18.506	22.228	21.392
Value at End of Year	28.367	27.506	27.881	26.924	26.285	24.565	23.900	22.211	18.506	22.228
Ven 22, 20 No. of Units	891,879	986,420	1,109,746	1,395,324	2,247,245	2,282,780	2,817,352	3,116,430	2,935,761	2,582,973
Ven 24 No. of Units	22,731	22,303	30,516	61,027	69,747	74,281	84,518	88,036	129,290	77,210
Ven 22, 20 Contracts with GEM
Value at Start of Year	20.204	20.521	19.856	19.423	18.189	17.732	16.512	13.785	16.591	15.999
Value at End of Year	20.795	20.204	20.521	19.856	19.423	18.189	17.732	16.512	13.785	16.591
No. of Units	24,985	26,867	33,938	35,067	45,052	52,916	73,501	65,402	63,949	65,719
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	20.552	20.905	20.258	19.847	18.614	18.173	16.948	14.170	17.080	16.496
Value at End of Year	21.121	20.552	20.905	20.258	19.847	18.614	18.173	16.948	14.170	17.080
No. of Units	32,584	32,308	32,882	163,614	209,347	265,062	332,837	393,551	487,378	489,170
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	27.506	27.881	26.924	26.285	24.565	23.900	22.211	18.506	22.228	21.392
Value at End of Year	28.367	27.506	27.881	26.924	26.285	24.565	23.900	22.211	18.506	22.228
Ven 7, 8 No. of Units	270,063	265,098	342,897	407,568	425,490	421,398	327,282	331,334	296,174	243,958
Ven 9 No. of Units	30,894	36,074	38,045	88,092	112,010	109,206	117,036	122,936	128,619	190,690
Ven 3 Contracts with no Optional Riders
Value at Start of Year	27.506	27.881	26.924	26.285	24.565	23.900	22.211	18.506	22.228	21.392
Value at End of Year	28.367	27.506	27.881	26.924	26.285	24.565	23.900	22.211	18.506	22.228
No. of Units	50,985	48,933	51,236	105,985	100,548	89,164	19,841	12,369	26,004	26,668
Lifestyle Conservative MVP (formerly Lifestyle Conservative Trust) - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	17.042	17.265	16.659	16.252	15.185	14.764	13.718	11.427	13.708	13.185
Value at End of Year	17.573	17.042	17.265	16.659	16.252	15.185	14.764	13.718	11.427	13.708
Venture No. of Units	3,356,199	8,957,046	14,834,540	21,269,632	30,305,739	30,050,733	28,839,157	22,518,295	10,701,990	2,522,542
NY Venture No. of Units	188,146	506,543	819,948	2,278,965	2,594,697	2,599,415	2,334,379	1,699,009	722,380	200,537
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.168	13.321	12.833	12.501	—	—	—	—	—	—
Value at End of Year	13.599	13.168	13.321	12.833	—	—	—	—	—	—
Venture No. of Units	15,328,652	10,075,421	5,250,380	2,170,286	—	—	—	—	—	—
NY Venture No. of Units	713,076	427,055	222,895	115,348	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	20.089	20.403	19.736	19.302	18.081	17.622	16.415	13.708	16.486	15.897
Value at End of Year	20.664	20.089	20.403	19.736	19.302	18.081	17.622	16.415	13.708	16.486
Ven 22, 20 No. of Units	3,044,618	3,412,425	4,242,105	5,127,688	7,442,824	8,215,771	9,103,201	9,132,208	7,609,031	4,869,156
Ven 24 No. of Units	208,767	253,853	270,350	750,906	1,133,866	1,287,092	1,291,534	1,308,220	374,130	801,710

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 22, 20 Contracts with GEM
Value at Start of Year	19.548	19.894	19.282	18.895	17.735	17.321	16.166	13.527	16.301	15.750
Value at End of Year	20.067	19.548	19.894	19.282	18.895	17.735	17.321	16.166	13.527	16.301
No. of Units	180,651	177,453	153,992	181,652	221,916	299,644	276,980	278,131	303,802	256,040
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	16.217	15.876	14.887	14.524	13.543	11.321	13.628	13.155
Value at End of Year	—	—	—	16.217	15.876	14.887	14.524	13.543	11.321	13.628
No. of Units	—	—	—	352,703	434,316	424,069	400,773	410,183	373,335	345,423
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	16.715	16.968	16.405	16.036	—	—	—	—	—	—
Value at End of Year	17.202	16.715	16.968	16.405	—	—	—	—	—	—
No. of Units	130,112	130,619	162,651	50,509	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	19.152	19.520	18.948	18.596	17.481	17.098	15.982	13.393	16.163	15.641
Value at End of Year	19.631	19.152	19.520	18.948	18.596	17.481	17.098	15.982	13.393	16.163
No. of Units	177,783	186,153	255,594	825,991	1,182,645	1,307,943	1,541,057	1,838,048	1,706,007	1,810,763
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	16.715	16.968	16.405	16.036	15.014	14.626	13.618	11.366	13.662	13.168
Value at End of Year	17.202	16.715	16.968	16.405	16.036	15.014	14.626	13.618	11.366	13.662
Venture No. of Units	1,092,542	3,623,589	5,800,867	8,626,682	11,593,746	11,530,792	11,080,103	9,831,620	3,758,809	1,029,390
NY Venture No. of Units	74,941	258,562	383,543	1,157,277	1,435,880	1,466,790	1,484,644	1,272,899	533,748	98,894
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	15.249	15.457	14.921	14.564	—	—	—	—	—	—
Value at End of Year	15.717	15.249	15.457	14.921	—	—	—	—	—	—
Venture No. of Units	5,688,513	3,677,792	2,064,940	742,865	—	—	—	—	—	—
NY Venture No. of Units	353,323	204,519	108,424	98,491	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	19.058	18.695	17.565	17.172	16.043	13.437	16.209	15.677
Value at End of Year	—	—	—	19.058	18.695	17.565	17.172	16.043	13.437	16.209
NY Venture No. of Units	—	—	—	154,941	237,499	243,057	223,982	199,536	190,101	133,568
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	19.682	20.020	19.394	18.996	—	—	—	—	—	—
Value at End of Year	20.215	19.682	20.020	19.394	—	—	—	—	—	—
NY Venture No. of Units	61,703	65,043	55,471	56,766	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	20.089	20.403	12.500	—	—	—	—	—	—	—
Value at End of Year	—	20.089	20.403	—	—	—	—	—	—	—
Ven 9 No. of Units	—	1,083	1,152	—	—	—	—	—	—	—
Lifestyle Conservative PS Series - Series I Shares (units first credited 12-06-2013)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	12.884	13.043	12.532	—	—	—	—	—	—	—
Value at End of Year	13.262	12.884	13.043	12.532	—	—	—	—	—	—
Ven 22, 20 No. of Units	103,932	86,600	89,439	—	—	—	—	—	—	—
Ven 24 No. of Units	57,776	44,536	44,940	—	—	—	—	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	12.830	13.015	12.530	—	—	—	—	—	—	—
Value at End of Year	13.181	12.830	13.015	12.530	—	—	—	—	—	—
No. of Units	6,945	7,114	198	—	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.791	12.994	12.529	—	—	—	—	—	—	—
Value at End of Year	13.120	12.791	12.994	12.529	—	—	—	—	—	—
No. of Units	112,077	136,702	142,010	—	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	12.884	13.043	12.532	—	—	—	—	—	—	—
Value at End of Year	13.262	12.884	13.043	12.532	—	—	—	—	—	—
Ven 7, 8 No. of Units	8,872	—	2,593	—	—	—	—	—	—	—
Ven 9 No. of Units	66,856	73,700	79,097	—	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Lifestyle Conservative PS Series - Series II Shares (units first credited 12-06-2013)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	14.106	14.274	13.698	13.678	—	—	—	—	—	—
Value at End of Year	14.527	14.106	14.274	13.698	—	—	—	—	—	—
Venture No. of Units	83,113	344,453	426,612	75,354	—	—	—	—	—	—
NY Venture No. of Units	327,286	703,625	1,224,102	—	—	—	—	—	—	—
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.932	13.066	12.500	—	—	—	—	—	—	—
Value at End of Year	13.338	12.932	13.066	12.500	—	—	—	—	—	—
Venture No. of Units	750,001	564,404	213,543	—	—	—	—	—	—	—
NY Venture No. of Units	853,290	708,352	320,759	—	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	12.825	13.010	12.516	12.500	—	—	—	—	—	—
Value at End of Year	13.175	12.825	13.010	12.516	—	—	—	—	—	—
Ven 22, 20 No. of Units	229,574	187,398	216,601	3,843	—	—	—	—	—	—
Ven 24 No. of Units	565,366	584,887	613,717	—	—	—	—	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	13.094	—	—	—	—	—	—	—	—	—
No. of Units	14,371	—	—	—	—	—	—	—	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.839	13.017	12.517	—	—	—	—	—	—	—
Value at End of Year	13.195	12.839	13.017	12.517	—	—	—	—	—	—
No. of Units	99,969	151,860	195,490	—	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.733	12.962	12.513	—	—	—	—	—	—	—
Value at End of Year	13.034	12.733	12.962	12.513	—	—	—	—	—	—
No. of Units	425,698	464,269	591,188	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	12.839	13.017	12.517	—	—	—	—	—	—	—
Value at End of Year	13.195	12.839	13.017	12.517	—	—	—	—	—	—
Venture No. of Units	30,553	94,607	233,480	—	—	—	—	—	—	—
NY Venture No. of Units	142,921	493,188	747,888	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.879	13.038	12.518	12.500	—	—	—	—	—	—
Value at End of Year	13.256	12.879	13.038	12.518	—	—	—	—	—	—
Venture No. of Units	300,707	217,707	69,180	4,239	—	—	—	—	—	—
NY Venture No. of Units	527,144	257,428	131,832	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	13.510	—	—	—	—	—	—	—
Value at End of Year	—	—	14.001	13.510	—	—	—	—	—	—
NY Venture No. of Units	—	—	2,749	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.786	12.990	12.515	—	—	—	—	—	—	—
Value at End of Year	13.114	12.786	12.990	12.515	—	—	—	—	—	—
NY Venture No. of Units	159,599	162,765	198,024	—	—	—	—	—	—	—
Lifestyle Growth MVP (formerly Lifestyle Growth Trust) - Series I Shares (units first credited 01-07-1997)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	16.676	14.135	12.557	12.909	11.554	8.769	13.992	13.162
Value at End of Year	—	—	16.676	16.676	14.135	12.557	12.909	11.554	8.769	13.992
Venture No. of Units	—	—	—	2,497	2,518	2,540	2,562	2,585	2,617	2,636
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	24.584	26.114	25.922	22.027	19.618	20.218	18.142	13.802	22.079	20.825
Value at End of Year	25.051	24.584	26.114	25.922	22.027	19.618	20.218	18.142	13.802	22.079
Ven 22, 20 No. of Units	4,554,676	5,265,550	6,085,574	7,061,067	7,835,713	8,826,861	10,033,976	11,644,251	13,759,324	17,064,368
Ven 24 No. of Units	38,460	39,684	42,780	121,402	138,201	148,288	160,877	174,846	211,112	329,168
Ven 22, 20 Contracts with GEM
Value at Start of Year	18.038	19.199	19.096	16.259	14.510	14.984	13.472	10.270	16.461	15.558
Value at End of Year	18.344	18.038	19.199	19.096	16.259	14.510	14.984	13.472	10.270	16.461
No. of Units	134,539	190,755	217,814	224,793	234,254	307,230	374,460	412,041	427,796	460,308

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.448	18.599	18.527	15.798	14.120	14.603	13.149	10.039	16.115	15.254
Value at End of Year	17.717	17.448	18.599	18.527	15.798	14.120	14.603	13.149	10.039	16.115
No. of Units	49,989	56,567	61,978	276,073	367,340	410,651	449,616	572,286	685,602	844,602
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	24.584	26.114	25.922	22.027	19.618	20.218	18.142	13.802	22.079	20.825
Value at End of Year	25.051	24.584	26.114	25.922	22.027	19.618	20.218	18.142	13.802	22.079
Ven 7, 8 No. of Units	502,277	565,981	609,420	686,037	751,942	910,789	1,136,888	1,201,027	1,486,274	1,604,429
Ven 9 No. of Units	71,260	72,940	77,212	209,661	257,432	284,789	319,669	355,865	416,489	463,348
Ven 3 Contracts with no Optional Riders
Value at Start of Year	24.584	26.114	25.922	22.027	19.618	20.218	18.142	13.802	22.079	20.825
Value at End of Year	25.051	24.584	26.114	25.922	22.027	19.618	20.218	18.142	13.802	22.079
No. of Units	15,677	15,935	15,426	25,157	33,972	45,625	131,469	141,285	133,045	153,380
Lifestyle Growth MVP (formerly Lifestyle Growth Trust) - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	15.582	16.560	16.417	13.945	12.420	12.794	11.470	8.727	13.940	13.148
Value at End of Year	15.889	15.582	16.560	16.417	13.945	12.420	12.794	11.470	8.727	13.940
Venture No. of Units	20,548,923	56,633,201	102,883,541	165,560,126	194,597,756	189,648,574	186,078,315	171,328,800	134,562,788	94,754,801
NY Venture No. of Units	433,399	1,067,067	2,438,428	9,594,420	12,169,422	11,720,836	12,147,159	11,123,374	8,557,262	6,097,539
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	14.206	15.074	14.922	12.656	—	—	—	—	—	—
Value at End of Year	14.507	14.206	15.074	14.922	—	—	—	—	—	—
Venture No. of Units 113,022,481		92,105,018	63,463,481	27,497,528	—	—	—	—	—	—
NY Venture No. of Units	2,694,807	2,654,665	1,687,765	1,912,037	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	21.352	22.748	22.609	19.252	17.190	17.752	15.954	12.170	19.488	18.426
Value at End of Year	21.718	21.352	22.748	22.609	19.252	17.190	17.752	15.954	12.170	19.488
Ven 22, 20 No. of Units	23,674,873	27,120,687	32,129,734	40,852,250	47,924,920	54,365,054	60,384,159	64,648,488	68,719,804	74,735,556
Ven 24 No. of Units	1,271,047	1,384,641	1,625,375	5,992,432	6,968,248	7,884,143	8,498,087	9,000,879	9,327,623	10,136,290
Ven 22, 20 Contracts with GEM
Value at Start of Year	20.778	22.180	22.088	18.847	16.862	17.448	15.712	12.009	19.269	18.257
Value at End of Year	21.091	20.778	22.180	22.088	18.847	16.862	17.448	15.712	12.009	19.269
No. of Units	682,118	768,044	867,869	1,116,584	1,328,639	1,471,850	1,699,794	1,881,655	2,010,275	2,267,885
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	16.064	15.982	13.623	12.176	12.586	11.323	8.646	13.859	13.117
Value at End of Year	—	—	16.064	15.982	13.623	12.176	12.586	11.323	8.646	13.859
No. of Units	—	—	4,002	1,338,403	1,991,649	2,100,864	2,217,557	2,286,737	2,360,020	2,368,224
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	15.284	16.275	16.167	13.760	—	—	—	—	—	—
Value at End of Year	15.553	15.284	16.275	16.167	—	—	—	—	—	—
No. of Units	570,467	609,379	684,239	576,616	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	20.357	21.764	21.706	18.548	16.620	17.223	15.533	11.890	19.107	18.130
Value at End of Year	20.633	20.357	21.764	21.706	18.548	16.620	17.223	15.533	11.890	19.107
No. of Units	442,377	514,782	628,559	2,528,108	3,128,673	3,642,241	4,053,834	4,413,749	4,696,535	5,089,661
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	15.284	16.275	16.167	13.760	12.280	12.675	11.386	8.680	13.893	13.130
Value at End of Year	15.553	15.284	16.275	16.167	13.760	12.280	12.675	11.386	8.680	13.893
Venture No. of Units	7,646,745	22,771,416	41,994,797	65,960,758	78,982,450	77,417,824	76,688,439	70,011,381	54,475,588	36,267,093
NY Venture No. of Units	433,462	1,086,713	2,078,305	7,310,125	8,427,732	7,832,296	7,587,479	6,978,262	5,273,223	3,145,151
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.508	18.616	18.464	15.692	—	—	—	—	—	—
Value at End of Year	17.843	17.508	18.616	18.464	—	—	—	—	—	—
Venture No. of Units	38,625,301	31,285,258	21,175,649	8,863,666	—	—	—	—	—	—
NY Venture No. of Units	1,530,951	1,220,202	789,654	772,330	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	21.902	21.833	18.647	16.700	17.298	15.593	11.930	19.161	18.172
Value at End of Year	—	—	21.902	21.833	18.647	16.700	17.298	15.593	11.930	19.161
NY Venture No. of Units	—	—	2,855	962,957	1,288,537	1,362,125	1,430,627	1,501,752	1,520,784	1,482,302

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	20.920	22.321	22.217	18.947	—	—	—	—	—	—
Value at End of Year	21.246	20.920	22.321	22.217	—	—	—	—	—	—
NY Venture No. of Units	194,688	224,870	228,267	218,105	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	22.609	19.252	17.190	17.752	15.954	12.170	19.488	18.426
Value at End of Year	—	—	22.609	22.609	19.252	17.190	17.752	15.954	12.170	19.488
Ven 9 No. of Units	—	—	—	529	556	579	610	640	670	710
Lifestyle Growth PS Series - Series I Shares (units first credited 12-06-2013)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	13.111	13.311	12.715	12.500	—	—	—	—	—	—
Value at End of Year	13.864	13.111	13.311	12.715	—	—	—	—	—	—
Ven 22, 20 No. of Units	700,105	554,376	583,324	104,997	—	—	—	—	—	—
Ven 24 No. of Units	115,764	124,510	132,027	—	—	—	—	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	13.057	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.779	13.057	—	—	—	—	—	—	—	—
No. of Units	1,899	1,908	—	—	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	13.016	13.262	12.712	—	—	—	—	—	—	—
Value at End of Year	13.716	13.016	13.262	12.712	—	—	—	—	—	—
No. of Units	199,782	238,908	238,307	—	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	13.111	13.311	12.715	—	—	—	—	—	—	—
Value at End of Year	13.864	13.111	13.311	12.715	—	—	—	—	—	—
Ven 7, 8 No. of Units	94,531	25,393	23,181	—	—	—	—	—	—	—
Ven 9 No. of Units	207,689	212,726	220,982	—	—	—	—	—	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	13.111	13.311	12.715	—	—	—	—	—	—	—
Value at End of Year	13.864	13.111	13.311	12.715	—	—	—	—	—	—
No. of Units	4,595	2,009	2,175	—	—	—	—	—	—	—
Lifestyle Growth PS Series - Series II Shares (units first credited 12-06-2013)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	16.142	16.370	15.639	15.369	—	—	—	—	—	—
Value at End of Year	17.077	16.142	16.370	15.639	—	—	—	—	—	—
Venture No. of Units	2,418,271	8,790,889	13,066,187	1,157,962	—	—	—	—	—	—
NY Venture No. of Units	962,638	2,080,261	3,864,950	79,987	—	—	—	—	—	—
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.169	13.335	12.720	12.500	—	—	—	—	—	—
Value at End of Year	13.953	13.169	13.335	12.720	—	—	—	—	—	—
Venture No. of Units	41,103,534	15,612,225	7,383,132	156,018	—	—	—	—	—	—
NY Venture No. of Units	6,306,371	5,334,575	3,487,787	—	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	13.061	13.278	12.717	12.500	—	—	—	—	—	—
Value at End of Year	13.783	13.061	13.278	12.717	—	—	—	—	—	—
Ven 22, 20 No. of Units	5,794,053	5,295,937	4,529,342	413,194	—	—	—	—	—	—
Ven 24 No. of Units	4,301,115	4,980,376	5,715,212	—	—	—	—	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	13.007	13.250	12.713	—	—	—	—	—	—	—
Value at End of Year	13.699	13.007	13.250	12.713	—	—	—	—	—	—
No. of Units	104,225	78,561	62,626	—	—	—	—	—	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.074	13.285	12.717	—	—	—	—	—	—	—
Value at End of Year	13.804	13.074	13.285	12.717	—	—	—	—	—	—
No. of Units	1,206,702	1,017,422	1,186,599	—	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.966	13.228	12.714	—	—	—	—	—	—	—
Value at End of Year	13.636	12.966	13.228	12.714	—	—	—	—	—	—
No. of Units	1,601,431	1,824,083	2,199,847	—	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	13.074	13.285	12.717	12.500	—	—	—	—	—	—
Value at End of Year	13.804	13.074	13.285	12.717	—	—	—	—	—	—
Venture No. of Units	1,179,760	4,731,790	6,009,740	370,493	—	—	—	—	—	—
NY Venture No. of Units	742,724	2,596,940	4,207,947	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.115	13.306	12.719	12.500	—	—	—	—	—	—
Value at End of Year	13.868	13.115	13.306	12.719	—	—	—	—	—	—
Venture No. of Units	14,482,306	4,074,712	1,405,589	32,673	—	—	—	—	—	—
NY Venture No. of Units	4,449,470	2,717,584	1,594,177	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	16.056	15.424	15.053	—	—	—	—	—	—
Value at End of Year	—	—	16.056	15.424	—	—	—	—	—	—
NY Venture No. of Units	—	—	8,574	11,066	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.020	13.257	12.716	—	—	—	—	—	—	—
Value at End of Year	13.720	13.020	13.257	12.716	—	—	—	—	—	—
NY Venture No. of Units	1,099,155	1,183,013	1,381,739	—	—	—	—	—	—	—
Lifestyle Moderate MVP (formerly Lifestyle Moderate Trust) - Series I Shares (units first credited 01-07-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	27.979	28.635	27.672	25.460	23.332	23.122	21.210	16.901	22.622	21.790
Value at End of Year	29.051	27.979	28.635	27.672	25.460	23.332	23.122	21.210	16.901	22.622
Ven 22, 20 No. of Units	1,273,669	1,485,076	1,746,781	2,153,701	2,389,690	2,720,700	3,356,609	3,771,176	4,346,811	5,055,067
Ven 24 No. of Units	41,949	43,874	46,618	78,766	88,047	106,245	114,502	116,837	143,007	171,180
Ven 22, 20 Contracts with GEM
Value at Start of Year	20.219	20.734	20.077	18.509	16.997	16.877	15.512	12.386	16.612	16.033
Value at End of Year	20.952	20.219	20.734	20.077	18.509	16.997	16.877	15.512	12.386	16.612
No. of Units	55,993	55,455	67,474	66,509	63,709	62,069	81,335	82,530	87,602	90,030
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	20.122	20.665	20.040	18.503	17.016	16.922	15.577	12.456	16.731	16.173
Value at End of Year	20.820	20.122	20.665	20.040	18.503	17.016	16.922	15.577	12.456	16.731
No. of Units	63,584	68,508	77,550	165,750	238,954	297,849	388,286	452,219	611,253	880,468
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	27.979	28.635	27.672	25.460	23.332	23.122	21.210	16.901	22.622	21.790
Value at End of Year	29.051	27.979	28.635	27.672	25.460	23.332	23.122	21.210	16.901	22.622
Ven 7, 8 No. of Units	257,211	295,321	332,715	367,020	414,347	419,823	464,730	438,231	401,819	507,871
Ven 9 No. of Units	29,985	36,984	38,398	94,342	117,407	130,498	159,395	178,903	190,098	247,257
Ven 3 Contracts with no Optional Riders
Value at Start of Year	27.979	28.635	27.672	25.460	23.332	23.122	21.210	16.901	22.622	21.790
Value at End of Year	29.051	27.979	28.635	27.672	25.460	23.332	23.122	21.210	16.901	22.622
No. of Units	12,436	14,321	18,240	25,842	31,886	34,210	45,461	55,499	65,239	67,341
Lifestyle Moderate MVP (formerly Lifestyle Moderate Trust) - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	17.039	17.432	16.845	15.495	14.185	14.049	12.874	10.265	13.728	13.216
Value at End of Year	17.707	17.039	17.432	16.845	15.495	14.185	14.049	12.874	10.265	13.728
Venture No. of Units	5,206,415	16,443,712	27,108,994	37,471,877	42,897,753	43,852,507	42,964,244	36,440,505	19,008,076	9,207,200
NY Venture No. of Units	216,967	775,238	1,280,611	3,560,836	4,099,489	4,174,739	3,964,874	3,303,579	2,163,904	872,209
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.882	14.181	13.682	12.567	—	—	—	—	—	—
Value at End of Year	14.447	13.882	14.181	13.682	—	—	—	—	—	—
Venture No. of Units	27,546,377	17,982,769	9,620,558	3,293,680	—	—	—	—	—	—
NY Venture No. of Units	1,488,141	968,881	461,898	252,623	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	21.285	21.830	21.148	19.501	17.898	17.771	16.325	13.050	17.496	16.885
Value at End of Year	22.064	21.285	21.830	21.148	19.501	17.898	17.771	16.325	13.050	17.496
Ven 22, 20 No. of Units	4,425,177	4,951,994	5,958,319	7,567,723	9,155,000	10,492,772	11,800,697	12,221,766	12,377,126	12,861,689
Ven 24 No. of Units	378,410	438,780	491,111	1,399,745	1,684,579	1,976,281	2,127,075	2,164,707	2,287,300	2,507,459
Ven 22, 20 Contracts with GEM
Value at Start of Year	20.712	21.285	20.661	19.091	17.557	17.466	16.077	12.877	17.300	16.729
Value at End of Year	21.427	20.712	21.285	20.661	19.091	17.557	17.466	16.077	12.877	17.300
No. of Units	129,512	171,328	188,483	220,562	316,367	340,264	442,452	464,339	531,114	647,580

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	16.399	15.137	13.907	13.821	12.710	10.170	13.648	13.185
Value at End of Year	—	—	—	16.399	15.137	13.907	13.821	12.710	10.170	13.648
No. of Units	—	—	—	433,856	599,450	615,895	628,257	629,214	233,987	617,199
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	16.713	17.132	16.589	15.289	—	—	—	—	—	—
Value at End of Year	17.333	16.713	17.132	16.589	—	—	—	—	—	—
No. of Units	189,005	253,685	264,828	152,520	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	20.293	20.885	20.304	18.788	17.305	17.241	15.894	12.750	17.154	16.614
Value at End of Year	20.961	20.293	20.885	20.304	18.788	17.305	17.241	15.894	12.750	17.154
No. of Units	349,238	432,459	489,473	1,286,240	1,570,566	1,869,468	2,058,573	2,331,799	2,539,526	2,895,958
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	16.713	17.132	16.589	15.289	14.025	13.919	12.780	10.211	13.683	13.198
Value at End of Year	17.333	16.713	17.132	16.589	15.289	14.025	13.919	12.780	10.211	13.683
Venture No. of Units	1,807,019	6,705,900	10,835,338	15,392,313	18,218,869	18,285,176	17,983,937	15,316,970	7,980,540	4,089,257
NY Venture No. of Units	71,207	319,623	792,551	2,285,371	2,661,417	2,697,813	2,754,605	2,348,433	1,368,930	534,617
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	16.533	16.922	16.361	15.057	—	—	—	—	—	—
Value at End of Year	17.172	16.533	16.922	16.361	—	—	—	—	—	—
Venture No. of Units	9,447,385	5,849,694	3,283,125	1,432,320	—	—	—	—	—	—
NY Venture No. of Units	711,877	508,045	159,683	175,225	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	20.422	18.888	17.388	17.316	15.955	12.792	17.202	16.652
Value at End of Year	—	—	—	20.422	18.888	17.388	17.316	15.955	12.792	17.202
NY Venture No. of Units	—	—	—	270,365	454,425	459,810	478,155	453,690	459,889	434,735
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	20.854	21.420	20.782	19.192	—	—	—	—	—	—
Value at End of Year	21.584	20.854	21.420	20.782	—	—	—	—	—	—
NY Venture No. of Units	198,868	211,283	197,284	137,101	—	—	—	—	—	—
Lifestyle Moderate PS Series - Series I Shares (units first credited 12-06-2013)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	12.984	13.154	12.596	12.500	—	—	—	—	—	—
Value at End of Year	13.507	12.984	13.154	12.596	—	—	—	—	—	—
Ven 22, 20 No. of Units	143,663	147,045	145,394	7,228	—	—	—	—	—	—
Ven 24 No. of Units	46,471	48,592	53,051	—	—	—	—	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	12.931	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.425	12.931	—	—	—	—	—	—	—	—
No. of Units	3,842	3,701	—	—	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.890	13.105	12.593	—	—	—	—	—	—	—
Value at End of Year	13.363	12.890	13.105	12.593	—	—	—	—	—	—
No. of Units	73,625	89,153	97,457	—	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	12.984	13.154	12.596	—	—	—	—	—	—	—
Value at End of Year	13.507	12.984	13.154	12.596	—	—	—	—	—	—
Ven 7, 8 No. of Units	1,998	1,949	2,097	—	—	—	—	—	—	—
Ven 9 No. of Units	51,196	84,277	106,640	—	—	—	—	—	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	12.984	13.154	12.596	—	—	—	—	—	—	—
Value at End of Year	13.507	12.984	13.154	12.596	—	—	—	—	—	—
No. of Units	1,237	1,240	1,242	—	—	—	—	—	—	—
Lifestyle Moderate PS Series - Series II Shares (units first credited 12-06-2013)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	15.033	15.223	14.581	14.454	—	—	—	—	—	—
Value at End of Year	15.646	15.033	15.223	14.581	—	—	—	—	—	—
Venture No. of Units	133,080	769,411	1,085,810	59,258	—	—	—	—	—	—
NY Venture No. of Units	387,595	949,357	1,599,418	—	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.041	13.186	12.500	—	—	—	—	—	—	—
Value at End of Year	13.593	13.041	13.186	12.500	—	—	—	—	—	—
Venture No. of Units	1,331,587	709,506	174,908	—	—	—	—	—	—	—
NY Venture No. of Units	1,465,048	1,022,710	583,050	—	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	12.933	13.130	12.607	12.500	—	—	—	—	—	—
Value at End of Year	13.427	12.933	13.130	12.607	—	—	—	—	—	—
Ven 22, 20 No. of Units	285,314	313,475	258,352	23,310	—	—	—	—	—	—
Ven 24 No. of Units	873,644	1,050,407	1,205,582	—	—	—	—	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	12.880	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.345	12.880	—	—	—	—	—	—	—	—
No. of Units	7,929	1,395	—	—	—	—	—	—	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.947	13.137	12.608	—	—	—	—	—	—	—
Value at End of Year	13.448	12.947	13.137	12.608	—	—	—	—	—	—
No. of Units	218,315	283,700	368,631	—	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.840	13.081	12.604	—	—	—	—	—	—	—
Value at End of Year	13.284	12.840	13.081	12.604	—	—	—	—	—	—
No. of Units	715,378	792,202	907,452	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	12.947	13.137	12.608	12.500	—	—	—	—	—	—
Value at End of Year	13.448	12.947	13.137	12.608	—	—	—	—	—	—
Venture No. of Units	116,499	418,052	691,257	22,675	—	—	—	—	—	—
NY Venture No. of Units	261,448	754,924	1,309,870	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.987	13.158	12.500	—	—	—	—	—	—	—
Value at End of Year	13.510	12.987	13.158	12.500	—	—	—	—	—	—
Venture No. of Units	805,820	418,973	159,925	—	—	—	—	—	—	—
NY Venture No. of Units	1,057,940	740,971	396,831	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	14.932	14.381	—	—	—	—	—	—	—
Value at End of Year	—	—	14.932	14.381	—	—	—	—	—	—
NY Venture No. of Units	—	—	4,940	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.893	13.109	12.606	—	—	—	—	—	—	—
Value at End of Year	13.365	12.893	13.109	12.606	—	—	—	—	—	—
NY Venture No. of Units	170,971	206,855	256,120	—	—	—	—	—	—	—
Mid Cap Index Trust - Series I Shares (units first credited 05-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	32.918	34.271	31.784	24.230	20.917	21.700	17.467	12.952	20.657	19.486
Value at End of Year	38.990	32.918	34.271	31.784	24.230	20.917	21.700	17.467	12.952	20.657
Ven 22, 20 No. of Units	377,528	408,628	440,011	504,449	571,415	656,150	798,100	832,371	1,037,667	1,217,645
Ven 24 No. of Units	6,211	6,862	9,161	11,224	11,150	15,432	25,705	23,079	23,056	30,006
Ven 22, 20 Contracts with GEM
Value at Start of Year	29.631	30.911	28.725	21.942	18.979	19.729	15.913	11.823	18.894	17.859
Value at End of Year	35.026	29.631	30.911	28.725	21.942	18.979	19.729	15.913	11.823	18.894
No. of Units	6,896	6,638	5,772	6,241	5,618	9,208	11,800	13,019	13,158	12,805
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	31.119	32.511	30.258	23.147	20.052	20.876	16.863	12.547	20.083	19.011
Value at End of Year	36.729	31.119	32.511	30.258	23.147	20.052	20.876	16.863	12.547	20.083
No. of Units	7,766	8,751	8,594	9,322	11,531	22,928	28,905	36,941	51,624	56,877
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	32.918	34.271	31.784	24.230	20.917	21.700	17.467	12.952	20.657	19.486
Value at End of Year	38.990	32.918	34.271	31.784	24.230	20.917	21.700	17.467	12.952	20.657
Ven 7, 8 No. of Units	57,647	62,862	74,464	87,457	86,375	105,053	119,990	139,873	161,422	178,723
Ven 9 No. of Units	17,199	20,676	21,204	19,453	20,081	19,190	31,874	31,330	27,038	38,469

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 3 Contracts with no Optional Riders
Value at Start of Year	32.918	34.271	31.784	24.230	20.917	21.700	17.467	12.952	20.657	19.486
Value at End of Year	38.990	32.918	34.271	31.784	24.230	20.917	21.700	17.467	12.952	20.657
No. of Units	6,677	6,357	9,066	8,320	8,440	9,019	9,185	11,784	12,086	11,491
Mid Cap Index Trust - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	21.575	22.453	20.815	15.860	13.679	14.186	11.407	8.460	13.483	12.708
Value at End of Year	25.576	21.575	22.453	20.815	15.860	13.679	14.186	11.407	8.460	13.483
Venture No. of Units	10	20,355	56,292	90,191	108,887	128,579	137,222	140,192	93,178	73,144
NY Venture No. of Units	—	8,872	11,475	12,589	16,460	16,716	17,915	15,687	5,263	5,291
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.409	18.091	16.745	12.740	—	—	—	—	—	—
Value at End of Year	20.669	17.409	18.091	16.745	—	—	—	—	—	—
Venture No. of Units	73,053	73,485	57,223	29,865	—	—	—	—	—	—
NY Venture No. of Units	9,088	3,250	2,980	3,053	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	29.868	31.163	28.961	22.123	19.128	19.887	16.030	11.920	19.044	17.994
Value at End of Year	35.320	29.868	31.163	28.961	22.123	19.128	19.887	16.030	11.920	19.044
Ven 22, 20 No. of Units	234,680	267,224	300,570	367,429	434,604	475,788	571,595	624,856	648,717	648,059
Ven 24 No. of Units	69,365	69,845	72,479	89,445	96,925	101,555	129,753	131,595	152,171	161,790
Ven 22, 20 Contracts with GEM
Value at Start of Year	29.064	30.384	28.294	21.657	18.762	19.546	15.787	11.762	18.830	17.828
Value at End of Year	34.301	29.064	30.384	28.294	21.657	18.762	19.546	15.787	11.762	18.830
No. of Units	38,913	39,029	20,565	21,408	21,261	67,948	72,837	84,398	92,858	87,782
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	21.817	20.296	15.519	13.431	13.978	11.279	8.395	13.426	12.699
Value at End of Year	—	—	21.817	20.296	15.519	13.431	13.978	11.279	8.395	13.426
No. of Units	—	—	629	4,731	6,976	8,323	5,441	6,469	5,537	8,201
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	21.181	22.087	20.517	15.664	—	—	—	—	—	—
Value at End of Year	25.059	21.181	22.087	20.517	—	—	—	—	—	—
No. of Units	2,197	2,290	4,537	901	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	28.475	29.814	27.804	21.313	18.493	19.294	15.607	11.646	18.672	17.705
Value at End of Year	33.555	28.475	29.814	27.804	21.313	18.493	19.294	15.607	11.646	18.672
No. of Units	36,630	42,352	37,051	47,070	50,095	56,316	69,891	92,754	104,683	114,372
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	21.181	22.087	20.517	15.664	13.537	14.067	11.333	8.423	13.451	12.703
Value at End of Year	—	21.181	22.087	20.517	15.664	13.537	14.067	11.333	8.423	13.451
Venture No. of Units	—	6,974	27,193	41,365	54,124	70,931	77,787	74,350	59,613	46,850
NY Venture No. of Units	—	382	2,115	22,128	26,859	27,030	18,120	20,238	8,670	8,436
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.302	18.016	16.710	12.739	—	—	—	—	—	—
Value at End of Year	20.501	17.302	18.016	16.710	—	—	—	—	—	—
Venture No. of Units	40,271	35,225	18,353	10,863	—	—	—	—	—	—
NY Venture No. of Units	27,993	27,673	27,099	6,445	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	27.967	21.427	18.582	19.378	15.667	11.684	18.724	17.746
Value at End of Year	—	—	—	27.967	21.427	18.582	19.378	15.667	11.684	18.724
NY Venture No. of Units	—	—	—	2,887	3,296	2,735	2,809	1,927	1,010	920
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	29.263	30.577	28.460	21.772	—	—	—	—	—	—
Value at End of Year	34.553	29.263	30.577	28.460	—	—	—	—	—	—
NY Venture No. of Units	304	2,570	2,613	157	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	28.961	22.123	19.128	19.887	16.030	11.920	19.044	17.994
Value at End of Year	—	—	—	28.961	22.123	19.128	19.887	16.030	11.920	19.044
Ven 9 No. of Units	—	—	—	1,069	1,123	1,169	1,232	1,293	1,353	1,994

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Mid Cap Intersection Trust (merged into Mid Cap Index Trust eff 11-16-2009) - Series II Shares (units first credited 05-01-2007)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	11.531	12.500
Value at End of Year	—	—	—	—	—	—	—	—	6.592	11.531
Venture No. of Units	—	—	—	—	—	—	—	—	30,268	6,848
NY Venture No. of Units	—	—	—	—	—	—	—	—	1,991	1,670
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	11.512	12.500
Value at End of Year	—	—	—	—	—	—	—	—	6.564	11.512
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	84,023	60,812
Ven 24 No. of Units	—	—	—	—	—	—	—	—	46	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	12.500	—
Value at End of Year	—	—	—	—	—	—	—	—	6.542	—
No. of Units	—	—	—	—	—	—	—	—	344	—
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	11.504	12.500
Value at End of Year	—	—	—	—	—	—	—	—	6.553	11.504
No. of Units	—	—	—	—	—	—	—	—	1,537	695
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	12.500	—
Value at End of Year	—	—	—	—	—	—	—	—	6.526	—
No. of Units	—	—	—	—	—	—	—	—	84	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	11.516	12.500
Value at End of Year	—	—	—	—	—	—	—	—	6.570	11.516
Venture No. of Units	—	—	—	—	—	—	—	—	31,321	6,336
NY Venture No. of Units	—	—	—	—	—	—	—	—	21,571	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	11.489	12.500
Value at End of Year	—	—	—	—	—	—	—	—	6.531	11.489
NY Venture No. of Units	—	—	—	—	—	—	—	—	669	617
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	11.512	12.500
Value at End of Year	—	—	—	—	—	—	—	—	6.564	11.512
Ven 9 No. of Units	—	—	—	—	—	—	—	—	2,791	—
No. of Units	—	—	—	—	—	—	—	—	10,596	243
Mid Cap Stock Trust - Series I Shares (units first credited 05-01-1999)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	14.934	12.500	—	—	—	—	—
Value at End of Year	—	—	—	—	14.934	—	—	—	—	—
Venture No. of Units	—	—	—	—	34	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	27.618	27.192	25.529	18.922	15.702	17.537	14.448	3.278	20.118	16.511
Value at End of Year	27.394	27.618	27.192	25.529	18.922	15.702	17.537	14.448	3.278	20.118
Ven 22, 20 No. of Units	1,910,482	2,181,536	2,444,435	2,886,746	3,314,920	3,873,238	4,560,555	5,308,137	6,389,202	7,360,169
Ven 24 No. of Units	71,659	81,276	102,143	128,564	144,287	168,243	207,080	240,250	274,118	320,664
Ven 22, 20 Contracts with GEM
Value at Start of Year	27.557	27.187	25.575	18.994	15.794	17.674	14.591	11.287	20.397	16.774
Value at End of Year	27.279	27.557	27.187	25.575	18.994	15.794	17.674	14.591	11.287	20.397
No. of Units	27,871	34,892	40,378	45,720	48,357	54,701	62,067	70,665	87,222	69,434
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	27.060	26.736	25.189	18.735	15.602	17.486	14.457	11.201	20.271	16.695
Value at End of Year	26.747	27.060	26.736	25.189	18.735	15.602	17.486	14.457	11.201	20.271
No. of Units	83,244	94,819	116,347	138,970	162,042	195,239	244,217	312,278	462,521	401,579
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	27.618	27.192	25.529	18.922	15.702	17.537	14.448	11.155	20.118	16.511
Value at End of Year	27.394	27.618	27.192	25.529	18.922	15.702	17.537	14.448	11.155	20.118
Ven 7, 8 No. of Units	198,376	229,265	246,265	289,700	337,019	378,468	432,641	516,884	598,299	771,304
Ven 9 No. of Units	49,529	57,461	63,551	65,557	75,090	88,603	105,767	112,721	139,648	162,973

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 3 Contracts with no Optional Riders
Value at Start of Year	27.618	27.192	25.529	18.922	15.702	17.537	14.448	11.155	20.118	16.511
Value at End of Year	27.394	27.618	27.192	25.529	18.922	15.702	17.537	14.448	11.155	20.118
No. of Units	9,014	9,539	26,671	29,987	34,407	53,714	67,847	79,752	89,058	75,351
Mid Cap Stock Trust - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	21.525	21.191	19.881	14.733	12.215	13.637	11.233	8.671	15.628	12.816
Value at End of Year	—	21.525	21.191	19.881	14.733	12.215	13.637	11.233	8.671	15.628
Venture No. of Units	—	30,522	73,706	174,778	225,399	241,054	255,420	270,449	267,398	216,592
NY Venture No. of Units	—	3,880	7,834	13,050	22,708	23,878	27,145	26,460	27,415	21,118
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	18.800	18.481	17.312	12.810	—	—	—	—	—	—
Value at End of Year	18.688	18.800	18.481	17.312	—	—	—	—	—	—
Venture No. of Units	130,212	124,121	115,299	44,763	—	—	—	—	—	—
NY Venture No. of Units	10,139	10,800	6,860	2,761	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	34.345	33.897	31.881	23.684	19.687	22.034	18.195	10.003	25.440	20.916
Value at End of Year	34.005	34.345	33.897	31.881	23.684	19.687	22.034	18.195	10.003	25.440
Ven 22, 20 No. of Units	482,748	542,370	602,923	738,875	908,443	1,107,449	1,264,329	1,402,275	1,561,351	1,534,280
Ven 24 No. of Units	149,498	162,776	176,429	218,814	264,176	322,477	367,227	423,822	466,716	460,207
Ven 22, 20 Contracts with GEM
Value at Start of Year	33.420	33.051	31.147	23.185	19.311	21.656	17.919	13.894	25.154	20.723
Value at End of Year	33.023	33.420	33.051	31.147	23.185	19.311	21.656	17.919	13.894	25.154
No. of Units	35,520	37,418	41,145	45,749	58,279	60,989	64,079	80,501	104,638	121,231
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	19.354	14.392	11.975	13.416	11.090	8.590	15.537	12.787
Value at End of Year	—	—	—	19.354	14.392	11.975	13.416	11.090	8.590	15.537
No. of Units	—	—	—	26,216	17,401	20,401	20,435	25,497	23,757	20,354
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	21.112	20.827	19.578	14.537	—	—	—	—	—	—
Value at End of Year	20.914	21.112	20.827	19.578	—	—	—	—	—	—
No. of Units	6,373	11,039	10,668	4,296	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	32.743	32.430	30.608	22.818	19.034	21.377	17.714	13.756	24.943	20.580
Value at End of Year	32.306	32.743	32.430	30.608	22.818	19.034	21.377	17.714	13.756	24.943
No. of Units	48,180	59,139	81,503	94,133	102,410	124,125	149,536	174,699	198,274	192,518
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	21.112	20.827	19.578	14.537	12.078	13.511	11.151	8.625	15.576	12.799
Value at End of Year	—	21.112	20.827	19.578	14.537	12.078	13.511	11.151	8.625	15.576
Venture No. of Units	—	15,880	82,220	140,384	184,103	195,629	209,057	192,153	177,373	116,075
NY Venture No. of Units	—	12,910	14,095	7,257	10,050	9,990	10,304	10,624	8,661	11,667
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	18.685	18.404	17.275	12.808	—	—	—	—	—	—
Value at End of Year	18.537	18.685	18.404	17.275	—	—	—	—	—	—
Venture No. of Units	119,484	114,556	64,419	20,005	—	—	—	—	—	—
NY Venture No. of Units	7,372	6,444	6,767	2,492	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	30.787	22.940	19.126	21.470	17.782	13.802	25.013	20.627
Value at End of Year	—	—	—	30.787	22.940	19.126	21.470	17.782	13.802	25.013
NY Venture No. of Units	—	—	—	3,401	5,591	6,673	5,846	9,459	8,829	5,225
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	33.649	33.260	31.329	23.309	—	—	—	—	—	—
Value at End of Year	33.266	33.649	33.260	31.329	—	—	—	—	—	—
NY Venture No. of Units	1,647	1,864	3,097	289	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	25.440	20.916
Value at End of Year	—	—	—	—	—	—	—	—	11.933	25.440
Ven 9 No. of Units	—	—	—	—	—	—	—	—	—	827

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Mid Cap Value Trust (merged into Mid Value Trust eff 05-01-2009) - Series I Shares (units first credited 04-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	20.415	20.562
Value at End of Year	—	—	—	—	—	—	—	—	12.272	20.415
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	2,095,320	3,049,597
Ven 24 No. of Units	—	—	—	—	—	—	—	—	56,365	75,721
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	20.144	20.330
Value at End of Year	—	—	—	—	—	—	—	—	12.085	20.144
No. of Units	—	—	—	—	—	—	—	—	31,502	53,298
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	19.944	20.158
Value at End of Year	—	—	—	—	—	—	—	—	11.946	19.944
No. of Units	—	—	—	—	—	—	—	—	185,889	236,505
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	20.415	20.562
Value at End of Year	—	—	—	—	—	—	—	—	12.272	20.415
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	—	312,873	424,480
Ven 9 No. of Units	—	—	—	—	—	—	—	—	47,562	75,431
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	20.415	20.562
Value at End of Year	—	—	—	—	—	—	—	—	12.272	20.415
No. of Units	—	—	—	—	—	—	—	—	25,166	31,727
Mid Cap Value Trust (merged into Mid Value Trust eff 05-01-2009) - Series II Shares (units first credited 05-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	19.087	19.260
Value at End of Year	—	—	—	—	—	—	—	—	11.449	19.087
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	1,494,841	1,709,097
Ven 24 No. of Units	—	—	—	—	—	—	—	—	413,958	448,923
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	18.873	19.083
Value at End of Year	—	—	—	—	—	—	—	—	11.298	18.873
No. of Units	—	—	—	—	—	—	—	—	128,085	142,327
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	18.714	18.951
Value at End of Year	—	—	—	—	—	—	—	—	11.186	18.714
No. of Units	—	—	—	—	—	—	—	—	213,223	243,844
Mid Value Trust - Series I Shares (units first credited 04-29-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	25.805	27.100	24.847	19.177	16.270	17.346	17.346	12.500	—	—
Value at End of Year	31.560	25.805	27.100	24.847	19.177	16.270	17.346	17.346	—	—
Ven 22, 20 No. of Units	779,971	843,809	972,113	1,135,081	1,291,087	1,542,393	—	1,593	—	—
Ven 24 No. of Units	26,133	27,631	32,079	34,124	37,367	44,677	—	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	25.260	26.581	24.420	18.885	16.055	17.158	—	—	—	—
Value at End of Year	30.831	25.260	26.581	24.420	18.885	16.055	—	—	—	—
No. of Units	4,668	4,081	5,946	11,054	16,000	20,118	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	24.859	26.198	24.104	18.668	15.895	17.013	—	—	—	—
Value at End of Year	30.296	24.859	26.198	24.104	18.668	15.895	—	—	—	—
No. of Units	52,973	56,279	59,126	69,797	82,098	99,549	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	25.805	27.100	24.847	19.177	16.270	17.354	—	—	—	—
Value at End of Year	31.560	25.805	27.100	24.847	19.177	16.270	—	—	—	—
Ven 7, 8 No. of Units	116,979	131,268	154,321	177,955	199,910	241,483	—	—	—	—
Ven 9 No. of Units	24,971	23,583	28,311	30,875	33,840	36,874	—	—	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	25.805	27.100	24.847	19.177	16.270	17.354	—	—	—	—
Value at End of Year	31.560	25.805	27.100	24.847	19.177	16.270	—	—	—	—
No. of Units	13,703	14,063	13,850	16,484	23,349	29,549	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Mid Value Trust - Series II Shares (units first credited 04-29-2005)
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	13.479	—	—	—	—	—	—	—	—	—
Venture No. of Units	4,535	—	—	—	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	25.462	26.797	24.617	19.036	16.185	17.283	15.137	10.513	16.372	16.553
Value at End of Year	31.078	25.462	26.797	24.617	19.036	16.185	17.283	15.137	10.513	16.372
Ven 22, 20 No. of Units	462,461	517,169	588,749	753,251	964,357	1,186,918	3,227,034	3,711,980	299,608	357,460
Ven 24 No. of Units	139,061	148,326	164,900	185,965	236,289	268,100	407,468	462,107	23,428	25,044
Ven 22, 20 Contracts with GEM
Value at Start of Year	24.925	26.284	24.193	18.746	15.970	17.088	14.996	10.436	16.284	16.498
Value at End of Year	30.361	24.925	26.284	24.193	18.746	15.970	17.088	14.996	10.436	16.284
No. of Units	72,811	74,612	77,931	86,645	94,008	102,369	136,732	146,840	3,061	4,728
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	13.470	—	—	—	—	—	—	—	—	—
No. of Units	969	—	—	—	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	24.529	25.905	23.881	18.532	15.811	16.943	14.891	10.378	16.220	16.457
Value at End of Year	29.834	24.529	25.905	23.881	18.532	15.811	16.943	14.891	10.378	16.220
No. of Units	51,897	58,954	91,018	103,108	130,544	146,092	301,827	355,145	15,727	15,297
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	15.150	10.513	16.372	16.553
Value at End of Year	—	—	—	—	—	—	17.354	15.150	10.513	16.372
Ven 9 No. of Units	—	—	—	—	—	—	45,559	51,290	4,899	4,944
No. of Units	—	—	—	—	—	—	279,083	327,628	31,517	47,441
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	15.150	10.513	16.372	16.553
Value at End of Year	—	—	—	—	—	—	17.354	15.150	10.513	16.372
No. of Units	—	—	—	—	—	—	28,484	30,554	3,657	5,156
Money Market Trust - Series I Shares (units first credited 05-04-1987)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	12.735	12.882	13.021	13.172	13.298	12.500	—
Value at End of Year	—	—	—	—	12.735	12.882	13.021	13.172	13.298	—
Venture No. of Units	—	—	—	—	445	822	825	827	829	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	16.762	16.998	17.237	17.479	17.725	17.961	18.214	18.435	18.371	17.819
Value at End of Year	16.540	16.762	16.998	17.237	17.479	17.725	17.961	18.214	18.435	18.371
Ven 22, 20 No. of Units	1,092,481	1,479,869	1,708,490	2,186,037	3,095,658	3,731,384	4,008,763	5,392,590	8,639,261	7,827,050
Ven 24 No. of Units	43,993	49,567	53,097	82,242	114,523	121,411	134,069	167,155	284,252	257,277
Ven 22, 20 Contracts with GEM
Value at Start of Year	11.917	12.109	12.304	12.502	12.703	12.898	13.106	13.291	13.272	12.899
Value at End of Year	11.736	11.917	12.109	12.304	12.502	12.703	12.898	13.106	13.291	13.272
No. of Units	26,988	27,861	31,172	66,134	125,537	165,231	65,349	90,820	126,138	95,041
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	11.897	12.107	12.321	12.537	12.759	12.974	13.203	13.409	13.410	13.053
Value at End of Year	11.699	11.897	12.107	12.321	12.537	12.759	12.974	13.203	13.409	13.410
No. of Units	56,880	58,190	65,472	81,576	123,886	175,945	228,363	393,964	742,995	726,002
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	16.762	16.998	17.237	17.479	17.725	17.961	18.214	18.435	18.371	17.819
Value at End of Year	16.540	16.762	16.998	17.237	17.479	17.725	17.961	18.214	18.435	18.371
Ven 7, 8 No. of Units	271,761	324,642	405,204	535,010	776,180	894,668	1,046,920	1,437,308	1,980,647	1,723,630
Ven 9 No. of Units	63,420	71,745	105,912	136,506	222,002	256,416	253,544	314,144	432,868	420,154
Ven 3 Contracts with no Optional Riders
Value at Start of Year	16.762	16.998	17.237	17.479	17.725	17.961	18.214	18.435	18.371	17.819
Value at End of Year	16.540	16.762	16.998	17.237	17.479	17.725	17.961	18.214	18.435	18.371
No. of Units	30,913	45,882	72,678	79,289	122,416	140,897	108,758	122,709	150,413	161,314

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 1 Contracts with no Optional Riders
Value at Start of Year	18.683	18.926	19.172	19.419	19.672	19.912	20.171	20.393	20.301	19.669
Value at End of Year	18.457	18.683	18.926	19.172	19.419	19.672	19.912	20.171	20.393	20.301
No. of Units	4,011	4,011	4,011	4,011	4,011	4,011	4,011	4,011	4,012	4,028
Money Market Trust - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	12.224	12.366	12.508	12.652	12.798	12.936	13.086	13.227	13.175	12.772
Value at End of Year	12.084	12.224	12.366	12.508	12.652	12.798	12.936	13.086	13.227	13.175
Venture No. of Units	298,901	1,633,391	3,531,632	6,072,608	9,377,724	11,956,939	11,931,488	13,774,714	10,993,289	2,055,751
NY Venture No. of Units	19,632	66,270	163,028	271,845	368,057	378,328	399,224	618,056	521,737	134,319
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.123	12.245	12.368	12.491	—	—	—	—	—	—
Value at End of Year	12.003	12.123	12.245	12.368	—	—	—	—	—	—
Venture No. of Units	3,310,910	2,517,155	1,413,042	599,511	—	—	—	—	—	—
NY Venture No. of Units	117,403	122,402	64,213	20,110	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	11.894	12.061	12.231	12.403	12.577	12.745	12.925	13.097	13.078	12.710
Value at End of Year	11.728	11.894	12.061	12.231	12.403	12.577	12.745	12.925	13.097	13.078
Ven 22, 20 No. of Units	1,327,435	1,563,652	1,941,984	2,571,079	4,611,035	6,147,361	5,083,761	7,170,551	10,719,506	3,598,487
Ven 24 No. of Units	222,723	235,562	384,816	559,276	662,193	870,473	856,399	1,027,956	1,464,378	834,407
Ven 22, 20 Contracts with GEM
Value at Start of Year	11.573	11.760	11.950	12.141	12.337	12.527	12.729	12.924	12.931	12.593
Value at End of Year	11.390	11.573	11.760	11.950	12.141	12.337	12.527	12.729	12.924	12.931
No. of Units	23,260	27,305	40,942	58,284	258,875	192,724	147,454	222,037	332,048	196,252
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	12.177	12.360	12.547	12.727	12.919	13.104	13.098	12.743
Value at End of Year	—	—	—	12.177	12.360	12.547	12.727	12.919	13.104	13.098
No. of Units	—	—	—	108,245	143,943	162,721	123,342	177,033	360,344	145,170
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	11.990	12.153	12.318	12.484	—	—	—	—	—	—
Value at End of Year	11.829	11.990	12.153	12.318	—	—	—	—	—	—
No. of Units	91,732	99,260	112,742	28,311	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	11.339	11.539	11.743	11.949	12.160	12.365	12.583	12.796	12.822	12.506
Value at End of Year	11.142	11.339	11.539	11.743	11.949	12.160	12.365	12.583	12.796	12.822
No. of Units	115,788	133,152	189,522	284,880	415,785	606,688	633,874	965,937	1,668,873	962,315
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	11.990	12.153	12.318	12.484	12.654	12.816	12.990	13.157	13.131	12.755
Value at End of Year	11.829	11.990	12.153	12.318	12.484	12.654	12.816	12.990	13.157	13.131
Venture No. of Units	46,937	373,386	884,645	1,820,167	3,201,260	4,211,115	4,156,351	5,264,535	3,294,654	968,324
NY Venture No. of Units	5,657	41,530	107,112	147,442	418,397	518,027	370,918	592,310	372,374	97,392
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.049	12.195	12.342	12.490	—	—	—	—	—	—
Value at End of Year	11.906	12.049	12.195	12.342	—	—	—	—	—	—
Venture No. of Units	785,242	682,771	388,478	172,238	—	—	—	—	—	—
NY Venture No. of Units	85,342	80,683	49,131	37,063	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	11.811	12.013	12.219	12.419	12.632	12.838	12.859	12.535
Value at End of Year	—	—	—	11.811	12.013	12.219	12.419	12.632	12.838	12.859
NY Venture No. of Units	—	—	—	114,653	141,386	157,999	107,322	88,432	120,359	44,212
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	11.653	11.835	12.019	12.206	—	—	—	—	—	—
Value at End of Year	11.473	11.653	11.835	12.019	—	—	—	—	—	—
NY Venture No. of Units	56,345	57,497	86,505	9,283	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	12.745	12.925	13.097	12.500	—
Value at End of Year	—	—	—	—	—	12.577	12.745	12.925	13.097	—
No. of Units	—	—	—	—	—	1,196	3,577	5,929	8,251	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Natural Resources Trust (merged into Global Trust eff 11-07-14) - Series II Shares (units first credited 05-05-2003)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	11.573	11.376	11.483	14.588	12.846	8.178	17.134	12.342
Value at End of Year	—	—	—	11.573	11.376	11.483	14.588	12.846	8.178	17.134
Venture No. of Units	—	—	—	214,936	423,692	425,564	450,336	431,585	335,542	261,864
NY Venture No. of Units	—	—	—	23,391	29,162	37,026	54,023	56,737	34,803	12,662
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	13.027	12.786	—	—	—	—	—	—
Value at End of Year	—	—	—	13.027	—	—	—	—	—	—
Venture No. of Units	—	—	—	46,796	—	—	—	—	—	—
NY Venture No. of Units	—	—	—	1,304	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	34.886	34.380	34.790	44.309	39.116	24.964	52.434	37.865
Value at End of Year	—	—	—	34.886	34.380	34.790	44.309	39.116	24.964	52.434
Ven 22, 20 No. of Units	—	—	—	620,404	739,435	945,196	1,178,526	1,275,881	1,289,504	1,614,408
Ven 24 No. of Units	—	—	—	88,225	112,500	127,948	125,264	131,891	118,893	143,868
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	34.150	33.722	34.193	43.636	38.598	24.683	51.948	37.590
Value at End of Year	—	—	—	34.150	33.722	34.193	43.636	38.598	24.683	51.948
No. of Units	—	—	—	14,675	29,423	36,905	44,414	66,533	51,469	34,183
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	11.266	11.113	11.257	14.352	12.682	8.102	17.034	12.314
Value at End of Year	—	—	—	11.266	11.113	11.257	14.352	12.682	8.102	17.034
No. of Units	—	—	—	22,177	31,182	38,651	38,553	43,443	36,729	38,701
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	11.396	11.225	—	—	—	—	—	—
Value at End of Year	—	—	—	11.396	—	—	—	—	—	—
No. of Units	—	—	—	4,977	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	33.608	33.236	33.752	43.137	38.214	24.475	51.586	37.385
Value at End of Year	—	—	—	33.608	33.236	33.752	43.137	38.214	24.475	51.586
No. of Units	—	—	—	25,555	35,548	52,046	50,708	68,953	67,626	86,951
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	11.396	11.225	11.353	14.453	12.752	8.135	17.077	12.326
Value at End of Year	—	—	—	11.396	11.225	11.353	14.453	12.752	8.135	17.077
Venture No. of Units	—	—	—	140,859	201,899	220,964	278,605	289,902	183,516	126,027
NY Venture No. of Units	—	—	—	33,477	36,186	37,374	28,036	25,576	10,611	13,287
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	12.999	12.785	—	—	—	—	—	—
Value at End of Year	—	—	—	12.999	—	—	—	—	—	—
Venture No. of Units	—	—	—	23,410	—	—	—	—	—	—
NY Venture No. of Units	—	—	—	486	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	33.788	33.398	33.898	43.303	38.342	24.544	51.707	37.453
Value at End of Year	—	—	—	33.788	33.398	33.898	43.303	38.342	24.544	51.707
NY Venture No. of Units	—	—	—	4,165	4,965	4,902	2,847	4,526	5,414	19,153
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	—	34.332	33.885	—	—	—	—	—	—
Value at End of Year	—	—	—	34.332	—	—	—	—	—	—
NY Venture No. of Units	—	—	—	697	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	34.886	34.380	34.790	44.309	39.116	24.964	52.434	37.865
Value at End of Year	—	—	—	34.886	34.380	34.790	44.309	39.116	24.964	52.434
Ven 9 No. of Units	—	—	—	13,082	20,794	25,682	30,483	33,769	33,093	43,050
No. of Units	—	—	—	73,829	103,880	121,848	156,756	176,693	175,542	236,741
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	34.886	34.380	34.790	44.309	39.116	24.964	52.434	37.865
Value at End of Year	—	—	—	34.886	34.380	34.790	44.309	39.116	24.964	52.434
No. of Units	—	—	—	9,457	7,678	9,935	13,001	11,056	9,353	12,827

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Overseas Equity Trust (merged into International Value Trust eff 05-03-2010) - Series II Shares (units first credited 04-29-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	11.280	19.789	17.886
Value at End of Year	—	—	—	—	—	—	—	14.509	11.280	19.789
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	86,902	112,549	132,649
Ven 24 No. of Units	—	—	—	—	—	—	—	4,070	9,661	14,007
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	11.197	19.684	17.826
Value at End of Year	—	—	—	—	—	—	—	14.374	11.197	19.684
No. of Units	—	—	—	—	—	—	—	1,027	1,993	1,030
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	11.136	19.605	17.782
Value at End of Year	—	—	—	—	—	—	—	14.274	11.136	19.605
No. of Units	—	—	—	—	—	—	—	3,513	4,518	4,624
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	11.280	19.789	17.886
Value at End of Year	—	—	—	—	—	—	—	14.509	11.280	19.789
Ven 9 No. of Units	—	—	—	—	—	—	—	1,127	1,229	5,003
No. of Units	—	—	—	—	—	—	—	24,439	23,589	29,890
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	11.280	19.789	17.886
Value at End of Year	—	—	—	—	—	—	—	14.509	11.280	19.789
No. of Units	—	—	—	—	—	—	—	152	152	153
Pacific Rim Trust (formerly Pacific Rim Emerging Markets Trust) (merged into International Equity Index Trust A eff 05-03-2010) Series I Shares (units first credited 10-04-1994)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	8.826	14.921	13.865
Value at End of Year	—	—	—	—	—	—	—	11.516	8.826	14.921
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	988,061	1,102,434	1,558,848
Ven 24 No. of Units	—	—	—	—	—	—	—	31,537	49,092	40,344
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	11.736	19.882	18.512
Value at End of Year	—	—	—	—	—	—	—	15.284	11.736	19.882
No. of Units	—	—	—	—	—	—	—	5,255	8,102	8,858
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	10.186	17.282	16.116
Value at End of Year	—	—	—	—	—	—	—	13.245	10.186	17.282
No. of Units	—	—	—	—	—	—	—	13,442	14,523	23,551
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	8.826	14.921	13.865
Value at End of Year	—	—	—	—	—	—	—	11.516	8.826	14.921
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	136,264	191,557	229,238
Ven 9 No. of Units	—	—	—	—	—	—	—	72,615	66,609	75,158
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	8.826	14.921	13.865
Value at End of Year	—	—	—	—	—	—	—	11.516	8.826	14.921
No. of Units	—	—	—	—	—	—	—	21,504	16,996	21,311
Pacific Rim Trust (formerly Pacific Rim Emerging Markets Trust) (merged into International Equity Index Trust A eff 05-03-2010) Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	7.821	13.205	12.273
Value at End of Year	—	—	—	—	—	—	—	10.201	7.821	13.205
Venture No. of Units	—	—	—	—	—	—	—	74,022	72,957	63,859
NY Venture No. of Units	—	—	—	—	—	—	—	13,559	5,900	2,006
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	13.591	23.005	21.435
Value at End of Year	—	—	—	—	—	—	—	17.683	13.591	23.005
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	286,587	242,152	298,706
Ven 24 No. of Units	—	—	—	—	—	—	—	51,231	51,502	68,170

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	13.412	22.747	21.238
Value at End of Year	—	—	—	—	—	—	—	17.415	13.412	22.747
No. of Units	—	—	—	—	—	—	—	22,786	17,901	23,088
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	7.748	13.128	12.244
Value at End of Year	—	—	—	—	—	—	—	10.071	7.748	13.128
No. of Units	—	—	—	—	—	—	—	5,883	5,893	7,318
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	13.279	22.556	21.091
Value at End of Year	—	—	—	—	—	—	—	17.217	13.279	22.556
No. of Units	—	—	—	—	—	—	—	28,502	28,023	35,653
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	7.779	13.161	12.256
Value at End of Year	—	—	—	—	—	—	—	10.126	7.779	13.161
Venture No. of Units	—	—	—	—	—	—	—	70,961	30,642	23,343
NY Venture No. of Units	—	—	—	—	—	—	—	9,671	9,166	8,966
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	13.323	22.619	21.140
Value at End of Year	—	—	—	—	—	—	—	17.282	13.323	22.619
NY Venture No. of Units	—	—	—	—	—	—	—	1,125	603	1,788
PIMCO VIT All Asset Portfolio - Class M Shares (units first credited 05-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.224	19.261	19.486	19.781	17.499	17.456	15.706	13.129	15.882	14.914
Value at End of Year	19.123	17.224	19.261	19.486	19.781	17.499	17.456	15.706	13.129	15.882
Ven 22, 20 No. of Units	282,644	331,972	447,337	548,896	670,949	642,551	635,543	558,464	547,721	589,526
Ven 24 No. of Units	21,321	28,602	37,160	69,097	70,649	74,796	61,560	52,676	58,853	49,819
Ven 22, 20 Contracts with GEM
Value at Start of Year	16.827	18.855	19.113	19.441	17.233	17.224	15.529	13.007	15.767	14.835
Value at End of Year	18.644	16.827	18.855	19.113	19.441	17.233	17.224	15.529	13.007	15.767
No. of Units	1,018	10,927	11,297	5,060	14,191	25,358	17,353	14,865	14,976	15,513
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	16.535	18.555	18.838	19.190	17.036	17.053	15.397	12.916	15.680	14.776
Value at End of Year	18.293	16.535	18.555	18.838	19.190	17.036	17.053	15.397	12.916	15.680
No. of Units	12,173	18,608	21,746	23,315	20,771	22,778	41,722	30,783	28,055	35,391
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	17.224	19.261	19.486	19.781	17.499	17.456	15.706	13.129	15.882	14.914
Value at End of Year	19.123	17.224	19.261	19.486	19.781	17.499	17.456	15.706	13.129	15.882
Ven 9 No. of Units	5,797	5,659	6,826	8,481	6,712	7,814	8,976	11,333	11,895	19,409
No. of Units	47,116	61,577	92,203	105,702	95,939	95,831	82,732	78,350	80,555	89,701
Ven 3 Contracts with no Optional Riders
Value at Start of Year	17.224	19.261	19.486	19.781	17.499	17.456	15.706	13.129	15.882	14.914
Value at End of Year	19.123	17.224	19.261	19.486	19.781	17.499	17.456	15.706	13.129	15.882
No. of Units	5,895	5,900	6,158	10,219	12,416	12,711	12,345	11,446	5,938	4,726
Quantitative Mid Cap Trust (merged into Mid Cap Index Trust eff 04-25-2008) - Series I Shares (units first credited 04-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.115
Value at End of Year	—	—	—	—	—	—	—	—	—	13.629
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	—	216,709
Ven 24 No. of Units	—	—	—	—	—	—	—	—	—	5,170
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.956
Value at End of Year	—	—	—	—	—	—	—	—	—	13.448
No. of Units	—	—	—	—	—	—	—	—	—	1,762
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.837
Value at End of Year	—	—	—	—	—	—	—	—	—	13.314
No. of Units	—	—	—	—	—	—	—	—	—	13,446

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.115
Value at End of Year	—	—	—	—	—	—	—	—	—	13.629
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	—	—	24,940
Ven 9 No. of Units	—	—	—	—	—	—	—	—	—	3,781
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.115
Value at End of Year	—	—	—	—	—	—	—	—	—	13.629
No. of Units	—	—	—	—	—	—	—	—	—	388
Quantitative Mid Cap Trust (merged into Mid Cap Index Trust eff 04-25-2008) - Series II Shares (units first credited 05-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	17.931
Value at End of Year	—	—	—	—	—	—	—	—	—	17.292
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	—	102,071
Ven 24 No. of Units	—	—	—	—	—	—	—	—	—	8,890
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	—	17.765
Value at End of Year	—	—	—	—	—	—	—	—	—	17.099
No. of Units	—	—	—	—	—	—	—	—	—	6,267
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	17.642
Value at End of Year	—	—	—	—	—	—	—	—	—	16.955
No. of Units	—	—	—	—	—	—	—	—	—	18,010
Real Estate Securities Trust - Series I Shares (units first credited 01-01-1997)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	16.175	12.500	—	—	—	—	—
Value at End of Year	—	—	—	—	16.175	—	—	—	—	—
Venture No. of Units	—	—	—	—	15	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	50.267	49.647	38.219	38.798	33.556	31.086	24.400	19.009	31.825	38.246
Value at End of Year	52.999	50.267	49.647	38.219	38.798	33.556	31.086	24.400	19.009	31.825
Ven 22, 20 No. of Units	322,631	356,541	468,728	472,357	541,332	627,133	765,426	837,750	1,022,417	1,409,793
Ven 24 No. of Units	8,823	9,655	10,914	13,090	13,843	15,442	19,479	21,610	26,244	35,644
Ven 22, 20 Contracts with GEM
Value at Start of Year	44.536	44.075	33.998	34.581	29.969	27.819	21.879	17.079	28.652	34.502
Value at End of Year	46.863	44.536	44.075	33.998	34.581	29.969	27.819	21.879	17.079	28.652
No. of Units	5,682	5,901	7,828	9,253	10,286	13,525	15,495	18,400	19,111	31,921
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	46.785	46.370	35.821	36.491	31.672	29.443	23.191	18.131	30.462	36.738
Value at End of Year	49.155	46.785	46.370	35.821	36.491	31.672	29.443	23.191	18.131	30.462
No. of Units	10,214	10,937	12,559	17,017	19,850	23,816	35,614	47,720	54,997	101,928
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	50.267	49.647	38.219	38.798	33.556	31.086	24.400	19.009	31.825	38.246
Value at End of Year	52.999	50.267	49.647	38.219	38.798	33.556	31.086	24.400	19.009	31.825
Ven 7, 8 No. of Units	65,226	70,741	83,154	90,392	100,640	122,714	140,109	159,953	217,057	275,438
Ven 9 No. of Units	18,372	19,109	25,236	27,558	29,265	33,483	40,276	43,068	46,446	55,285
Ven 3 Contracts with no Optional Riders
Value at Start of Year	50.267	49.647	38.219	38.798	33.556	31.086	24.400	19.009	31.825	38.246
Value at End of Year	52.999	50.267	49.647	38.219	38.798	33.556	31.086	24.400	19.009	31.825
No. of Units	7,944	8,696	8,853	9,999	7,667	9,146	9,837	13,574	15,355	20,327
Real Estate Securities Trust - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	20.712	20.447	15.726	15.968	13.796	12.776	10.028	7.801	13.060	15.686
Value at End of Year	—	20.712	20.447	15.726	15.968	13.796	12.776	10.028	7.801	13.060
Venture No. of Units	—	31,581	58,493	142,623	180,938	185,937	231,709	246,757	174,062	141,443
NY Venture No. of Units	—	2,929	8,556	15,395	15,978	16,603	23,922	23,541	19,096	12,985
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	16.724	16.486	12.660	12.836	—	—	—	—	—	—
Value at End of Year	17.666	16.724	16.486	12.660	—	—	—	—	—	—
Venture No. of Units	92,911	80,654	69,309	27,710	—	—	—	—	—	—
NY Venture No. of Units	8,588	6,002	4,745	243	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	40.733	40.314	31.083	31.641	27.406	25.442	20.020	15.612	26.205	31.552
Value at End of Year	42.855	40.733	40.314	31.083	31.641	27.406	25.442	20.020	15.612	26.205
Ven 22, 20 No. of Units	215,621	224,979	275,860	316,343	403,024	490,468	589,120	681,549	701,546	792,182
Ven 24 No. of Units	39,249	41,438	43,099	76,948	95,680	70,091	94,538	114,278	109,242	128,992
Ven 22, 20 Contracts with GEM
Value at Start of Year	39.637	39.307	30.367	30.974	26.883	25.006	19.716	15.406	25.911	31.261
Value at End of Year	41.618	39.637	39.307	30.367	30.974	26.883	25.006	19.716	15.406	25.911
No. of Units	6,803	7,375	11,226	11,720	13,798	20,776	22,012	23,628	29,425	29,961
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	15.309	15.599	13.525	12.568	9.900	7.728	12.984	15.649
Value at End of Year	—	—	—	15.309	15.599	13.525	12.568	9.900	7.728	12.984
No. of Units	—	—	—	17,051	19,767	20,747	22,372	19,692	18,919	23,812
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	20.315	20.095	15.486	15.756	—	—	—	—	—	—
Value at End of Year	21.384	20.315	20.095	15.486	—	—	—	—	—	—
No. of Units	13,099	11,600	23,527	4,234	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	38.834	38.568	29.841	30.483	26.497	24.683	19.491	15.254	25.693	31.045
Value at End of Year	40.714	38.834	38.568	29.841	30.483	26.497	24.683	19.491	15.254	25.693
No. of Units	36,783	53,027	51,357	54,825	58,241	75,052	94,836	107,238	119,689	149,193
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	20.315	20.095	15.486	15.756	13.641	12.657	9.955	7.759	13.017	15.665
Value at End of Year	—	20.315	20.095	15.486	15.756	13.641	12.657	9.955	7.759	13.017
Venture No. of Units	—	17,117	57,053	90,619	112,737	125,215	152,957	155,871	113,782	97,687
NY Venture No. of Units	—	221	2,535	3,805	7,859	8,541	8,982	9,935	5,816	4,710
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	16.622	16.418	12.633	12.834	—	—	—	—	—	—
Value at End of Year	17.523	16.622	16.418	12.633	—	—	—	—	—	—
Venture No. of Units	110,707	97,742	57,118	20,343	—	—	—	—	—	—
NY Venture No. of Units	6,580	6,478	5,457	4,918	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	30.016	30.646	26.625	24.790	19.566	15.304	25.766	31.117
Value at End of Year	—	—	—	30.016	30.646	26.625	24.790	19.566	15.304	25.766
NY Venture No. of Units	—	—	—	7,622	9,292	10,374	12,945	14,644	16,115	27,039
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	39.908	39.556	30.545	31.139	—	—	—	—	—	—
Value at End of Year	41.924	39.908	39.556	30.545	—	—	—	—	—	—
NY Venture No. of Units	3,817	5,069	6,054	1,088	—	—	—	—	—	—
Real Return Bond Trust (merged into Bond Trust eff 04-28-2016) - Series II Shares (units first credited 05-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.165	17.964	17.427	19.512	18.225	16.521	15.417	13.113	15.033	13.724
Value at End of Year	—	17.165	17.964	17.427	19.512	18.225	16.521	15.417	13.113	15.033
Ven 22, 20 No. of Units	—	530,518	629,143	741,406	1,101,920	1,234,688	1,398,382	1,712,463	1,779,315	1,660,995
Ven 24 No. of Units	—	63,916	80,056	98,005	136,685	144,291	185,723	224,112	246,730	233,508
Ven 22, 20 Contracts with GEM
Value at Start of Year	16.735	17.550	17.060	19.139	17.912	16.270	15.213	12.966	14.894	13.624
Value at End of Year	—	16.735	17.550	17.060	19.139	17.912	16.270	15.213	12.966	14.894
No. of Units	—	24,739	28,966	36,424	47,863	59,319	65,908	142,892	159,104	73,752
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	16.420	17.246	16.789	18.863	17.681	16.084	15.062	12.856	14.790	13.549
Value at End of Year	—	16.420	17.246	16.789	18.863	17.681	16.084	15.062	12.856	14.790
No. of Units	—	37,734	49,250	58,355	103,045	118,126	149,884	172,226	211,011	182,542
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	17.165	17.964	17.427	19.512	18.225	16.521	15.417	13.113	15.033	13.724
Value at End of Year	—	17.165	17.964	17.427	19.512	18.225	16.521	15.417	13.113	15.033
Ven 9 No. of Units	—	16,003	19,704	22,374	31,684	33,118	34,692	52,644	71,360	53,732
No. of Units	—	52,193	66,899	84,631	147,406	146,440	162,826	167,442	178,919	178,184

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 3 Contracts with no Optional Riders
Value at Start of Year	17.165	17.964	17.427	19.512	18.225	16.521	15.417	13.113	15.033	13.724
Value at End of Year	—	17.165	17.964	17.427	19.512	18.225	16.521	15.417	13.113	15.033
No. of Units	—	8,896	5,941	6,442	15,217	18,653	13,028	9,654	11,561	8,755
Science & Technology Trust - Series I Shares (units first credited 01-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	27.270	25.920	23.284	16.451	15.106	16.605	4.014	2.475	15.208	3.832
Value at End of Year	29.146	27.270	25.920	23.284	16.451	15.106	16.605	4.014	2.475	15.208
Ven 22, 20 No. of Units	1,594,346	1,846,664	2,096,722	2,450,497	2,776,497	3,175,726	3,750,607	4,376,357	5,176,584	6,806,107
Ven 24 No. of Units	57,536	68,256	77,418	91,935	100,523	118,599	158,880	168,621	194,530	246,061
Ven 22, 20 Contracts with GEM
Value at Start of Year	11.868	11.303	10.174	7.203	6.627	7.299	5.952	3.677	6.725	5.716
Value at End of Year	12.659	11.868	11.303	10.174	7.203	6.627	7.299	5.952	3.677	6.725
No. of Units	28,346	32,454	35,223	32,142	34,213	41,919	71,447	80,933	81,924	60,708
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	9.288	8.860	7.986	5.662	5.218	5.756	4.700	2.908	5.327	4.535
Value at End of Year	9.893	9.288	8.860	7.986	5.662	5.218	5.756	4.700	2.908	5.327
No. of Units	62,682	72,039	93,522	107,342	126,246	166,661	228,637	341,907	417,610	524,917
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	27.270	25.920	23.284	16.451	15.106	16.605	13.512	8.331	15.208	12.900
Value at End of Year	29.146	27.270	25.920	23.284	16.451	15.106	16.605	13.512	8.331	15.208
Ven 7, 8 No. of Units	222,535	249,337	280,398	301,309	359,520	404,304	475,792	544,168	603,364	781,786
Ven 9 No. of Units	112,838	127,496	136,213	145,235	165,533	194,136	233,521	259,293	280,594	360,545
Ven 3 Contracts with no Optional Riders
Value at Start of Year	27.270	25.920	23.284	16.451	15.106	16.605	13.512	8.331	15.208	12.900
Value at End of Year	29.146	27.270	25.920	23.284	16.451	15.106	16.605	13.512	8.331	15.208
No. of Units	30,495	32,558	35,519	37,085	38,295	39,720	46,749	85,714	52,769	64,672
Science & Technology Trust - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	26.889	25.542	22.926	16.188	14.856	16.330	13.280	8.184	14.928	12.661
Value at End of Year	—	26.889	25.542	22.926	16.188	14.856	16.330	13.280	8.184	14.928
Venture No. of Units	—	28,738	45,028	70,793	87,662	95,954	121,703	115,646	76,659	68,166
NY Venture No. of Units	—	330	1,609	2,893	4,161	4,470	7,094	6,804	6,278	7,090
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	21.245	20.150	18.059	12.732	—	—	—	—	—	—
Value at End of Year	22.749	21.245	20.150	18.059	—	—	—	—	—	—
Venture No. of Units	60,930	53,802	37,265	17,589	—	—	—	—	—	—
NY Venture No. of Units	3,563	3,504	2,214	1,026	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	29.744	28.325	25.487	18.041	16.599	18.291	14.912	9.213	16.847	14.325
Value at End of Year	31.723	29.744	28.325	25.487	18.041	16.599	18.291	14.912	9.213	16.847
Ven 22, 20 No. of Units	288,851	333,196	391,273	430,239	524,806	657,441	805,632	925,319	830,540	1,007,506
Ven 24 No. of Units	102,628	102,795	84,486	85,724	122,577	115,574	179,369	170,729	163,297	185,700
Ven 22, 20 Contracts with GEM
Value at Start of Year	28.944	27.617	24.900	17.661	16.282	17.978	14.686	9.092	16.658	14.193
Value at End of Year	30.807	28.944	27.617	24.900	17.661	16.282	17.978	14.686	9.092	16.658
No. of Units	11,221	10,671	12,791	13,654	15,608	20,338	31,668	34,470	36,975	47,723
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	24.778	22.318	15.814	14.564	16.065	13.111	8.108	14.841	12.632
Value at End of Year	—	—	24.778	22.318	15.814	14.564	16.065	13.111	8.108	14.841
No. of Units	—	—	537	5,887	8,969	8,845	9,028	9,575	7,603	5,188
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	26.374	25.103	22.577	15.973	—	—	—	—	—	—
Value at End of Year	28.142	26.374	25.103	22.577	—	—	—	—	—	—
No. of Units	4,313	3,623	4,972	319	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	28.357	27.098	24.469	17.381	16.048	17.746	14.519	9.002	16.517	14.094
Value at End of Year	30.138	28.357	27.098	24.469	17.381	16.048	17.746	14.519	9.002	16.517
No. of Units	36,898	42,710	29,337	33,826	45,978	50,475	60,439	68,827	61,503	80,450

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	26.374	25.103	22.577	15.973	14.689	16.178	13.183	8.141	14.878	12.645
Value at End of Year	—	26.374	25.103	22.577	15.973	14.689	16.178	13.183	8.141	14.878
Venture No. of Units	—	5,092	30,026	50,547	53,356	82,434	148,216	137,860	114,921	105,574
NY Venture No. of Units	—	555	639	4,841	8,131	7,923	7,642	9,905	3,790	7,125
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	21.115	20.067	18.021	12.731	—	—	—	—	—	—
Value at End of Year	22.565	21.115	20.067	18.021	—	—	—	—	—	—
Venture No. of Units	24,004	21,760	20,487	8,468	—	—	—	—	—	—
NY Venture No. of Units	4,495	3,857	4,669	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	24.612	17.474	16.126	17.823	14.574	9.031	16.564	14.127
Value at End of Year	—	—	—	24.612	17.474	16.126	17.823	14.574	9.031	16.564
NY Venture No. of Units	—	—	—	12,664	13,788	14,355	12,376	13,587	902	3,140
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	29.142	27.792	25.046	17.755	—	—	—	—	—	—
Value at End of Year	31.033	29.142	27.792	25.046	—	—	—	—	—	—
NY Venture No. of Units	7,366	12,063	16,086	747	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	29.744	28.325	25.487	18.041	16.599	18.291	14.912	9.213	16.847	14.325
Value at End of Year	31.723	29.744	28.325	25.487	18.041	16.599	18.291	14.912	9.213	16.847
Ven 9 No. of Units	159	165	170	175	180	185	191	196	201	207
Short Term Government Income Trust - Series I Shares (units first credited 05-03-2010)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	12.344	12.438	12.470	12.757	12.783	12.613	12.500	—	—	—
Value at End of Year	12.242	12.344	12.438	12.470	12.757	12.783	12.613	—	—	—
Ven 22, 20 No. of Units	986,927	1,042,432	1,182,053	1,534,492	1,641,747	1,914,364	2,303,924	—	—	—
Ven 24 No. of Units	33,193	34,333	37,262	49,369	67,653	74,830	93,268	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	12.205	12.322	12.379	12.689	12.740	12.596	12.500	—	—	—
Value at End of Year	12.080	12.205	12.322	12.379	12.689	12.740	12.596	—	—	—
No. of Units	7,701	12,636	12,753	15,060	23,600	26,166	28,935	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.101	12.236	12.311	12.638	12.708	12.584	12.500	—	—	—
Value at End of Year	11.959	12.101	12.236	12.311	12.638	12.708	12.584	—	—	—
No. of Units	51,092	55,890	76,961	98,995	127,807	151,694	213,029	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	12.344	12.438	12.470	12.757	12.783	12.613	12.500	—	—	—
Value at End of Year	12.242	12.344	12.438	12.470	12.757	12.783	12.613	—	—	—
Ven 7, 8 No. of Units	425,552	500,235	572,327	643,035	806,645	945,848	1,152,373	—	—	—
Ven 9 No. of Units	142,403	148,438	167,130	196,853	420,085	444,292	494,189	—	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	12.344	12.438	12.470	12.757	12.783	12.613	12.500	—	—	—
Value at End of Year	12.242	12.344	12.438	12.470	12.757	12.783	12.613	—	—	—
No. of Units	83,457	92,483	94,416	89,814	88,395	120,205	122,302	—	—	—
Short Term Government Income Trust - Series II Shares (units first credited 05-03-2010)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	12.371	12.469	12.495	12.775	12.795	12.619	12.500	—	—	—
Value at End of Year	—	12.371	12.469	12.495	12.775	12.795	12.619	—	—	—
Venture No. of Units	—	57,324	131,757	202,780	232,365	247,867	289,010	—	—	—
NY Venture No. of Units	—	2,884	3,997	5,187	6,750	7,330	5,174	—	—	—
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.132	12.210	12.217	12.472	—	—	—	—	—	—
Value at End of Year	12.065	12.132	12.210	12.217	—	—	—	—	—	—
Venture No. of Units	230,802	147,688	100,516	14,965	—	—	—	—	—	—
NY Venture No. of Units	3,010	198	—	—	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	12.196	12.324	12.381	12.690	12.742	12.598	12.500	—	—	—
Value at End of Year	12.081	12.196	12.324	12.381	12.690	12.742	12.598	—	—	—
Ven 22, 20 No. of Units	322,849	316,189	354,798	366,059	420,128	505,042	747,829	—	—	—
Ven 24 No. of Units	80,176	79,253	102,477	101,292	135,792	138,678	232,679	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 22, 20 Contracts with GEM
Value at Start of Year	12.059	12.209	12.290	12.622	12.699	12.581	12.500	—	—	—
Value at End of Year	11.921	12.059	12.209	12.290	12.622	12.699	12.581	—	—	—
No. of Units	19,228	20,217	18,726	20,726	24,239	36,364	77,568	—	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	12.335	12.656	12.720	12.589	12.500	—	—	—
Value at End of Year	—	—	—	12.335	12.656	12.720	12.589	—	—	—
No. of Units	—	—	—	15,119	18,232	20,063	20,239	—	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.231	12.353	12.403	12.707	—	—	—	—	—	—
Value at End of Year	12.122	12.231	12.353	12.403	—	—	—	—	—	—
No. of Units	4,357	11,635	11,864	636	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	11.957	12.124	12.223	12.572	12.667	12.568	12.500	—	—	—
Value at End of Year	11.802	11.957	12.124	12.223	12.572	12.667	12.568	—	—	—
No. of Units	75,154	96,700	102,889	134,051	273,411	330,164	386,663	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	12.231	12.353	12.403	12.707	12.752	12.602	12.500	—	—	—
Value at End of Year	—	12.231	12.353	12.403	12.707	12.752	12.602	—	—	—
Venture No. of Units	—	8,385	18,495	32,003	200,929	225,986	240,402	—	—	—
NY Venture No. of Units	—	4,856	7,372	119,005	14,163	13,678	107,752	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.058	12.159	12.191	12.470	—	—	—	—	—	—
Value at End of Year	11.968	12.058	12.159	12.191	—	—	—	—	—	—
Venture No. of Units	16,911	23,230	14,132	96,397	—	—	—	—	—	—
NY Venture No. of Units	9,696	7,280	7,468	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	12.245	12.589	12.678	12.572	12.500	—	—	—
Value at End of Year	—	—	—	12.245	12.589	12.678	12.572	—	—	—
NY Venture No. of Units	—	—	—	4,722	4,531	2,726	4,692	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.093	12.238	12.500	—	—	—	—	—	—	—
Value at End of Year	11.961	12.093	12.238	—	—	—	—	—	—	—
NY Venture No. of Units	2,118	3,999	4,716	—	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	12.196	12.324	12.381	12.690	12.742	12.598	12.500	—	—	—
Value at End of Year	12.081	12.196	12.324	12.381	12.690	12.742	12.598	—	—	—
No. of Units	21,957	21,957	21,957	21,957	21,957	21,957	21,957	—	—	—
Small Cap Growth Trust - Series I Shares (units first credited 04-29-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	26.492	29.541	27.909	19.683	17.166	18.720	—	—	—	—
Value at End of Year	26.683	26.492	29.541	27.909	19.683	17.166	—	—	—	—
Ven 22, 20 No. of Units	176,295	234,002	205,818	292,492	259,435	281,775	—	—	—	—
Ven 24 No. of Units	4,540	4,727	6,767	7,529	7,821	8,554	—	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	25.932	28.975	27.429	19.383	16.939	18.509	—	—	—	—
Value at End of Year	26.067	25.932	28.975	27.429	19.383	16.939	—	—	—	—
No. of Units	5,422	5,376	6,150	6,851	4,794	3,821	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	25.521	28.558	27.075	19.161	16.770	18.353	—	—	—	—
Value at End of Year	25.615	25.521	28.558	27.075	19.161	16.770	—	—	—	—
No. of Units	2,373	3,432	3,433	3,839	5,117	7,190	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	26.492	29.541	27.909	19.683	17.166	18.720	—	—	—	—
Value at End of Year	26.683	26.492	29.541	27.909	19.683	17.166	—	—	—	—
Ven 7, 8 No. of Units	34,057	35,039	39,048	53,302	48,643	51,001	—	—	—	—
Ven 9 No. of Units	8,159	9,100	10,584	10,761	10,501	11,867	—	—	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	26.492	29.541	27.909	19.683	17.166	18.720	—	—	—	—
Value at End of Year	26.683	26.492	29.541	27.909	19.683	17.166	—	—	—	—
No. of Units	9,224	9,378	10,117	11,512	13,028	12,930	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Small Cap Growth Trust - Series II Shares (units first credited 04-29-2005)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	19.039	21.177	19.957	14.040	12.214	13.286	11.043	8.310	13.963	12.416
Value at End of Year	19.224	19.039	21.177	19.957	14.040	12.214	13.286	11.043	8.310	13.963
Venture No. of Units	13	22,861	41,884	82,917	107,076	118,770	131,554	136,995	117,762	91,005
NY Venture No. of Units	—	1,798	3,823	5,117	7,595	11,662	12,087	11,606	10,016	7,869
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.596	19.543	18.389	12.917	—	—	—	—	—	—
Value at End of Year	17.794	17.596	19.543	18.389	—	—	—	—	—	—
Venture No. of Units	59,330	58,551	54,670	17,965	—	—	—	—	—	—
NY Venture No. of Units	3,090	3,300	1,607	909	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	26.492	29.541	27.909	19.683	17.166	18.720	15.598	11.767	19.823	17.670
Value at End of Year	26.683	26.492	29.541	27.909	19.683	17.166	18.720	15.598	11.767	19.823
Ven 22, 20 No. of Units	121,684	126,572	90,537	151,479	166,568	213,343	461,784	494,560	604,443	590,697
Ven 24 No. of Units	24,976	25,548	29,824	35,503	35,747	35,039	32,581	31,791	40,485	23,374
Ven 22, 20 Contracts with GEM
Value at Start of Year	25.932	28.975	27.429	19.383	16.939	18.509	15.453	11.681	19.717	17.611
Value at End of Year	26.067	25.932	28.975	27.429	19.383	16.939	18.509	15.453	11.681	19.717
No. of Units	9,652	10,108	10,236	12,486	13,722	19,689	33,171	23,608	25,029	10,227
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	19.428	13.715	11.974	13.071	10.902	8.232	13.882	12.387
Value at End of Year	—	—	—	19.428	13.715	11.974	13.071	10.902	8.232	13.882
No. of Units	—	—	—	7,747	6,709	7,711	7,794	9,352	9,797	10,595
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	18.674	20.813	19.653	13.853	—	—	—	—	—	—
Value at End of Year	18.818	18.674	20.813	19.653	—	—	—	—	—	—
No. of Units	1,530	7,416	5,098	95	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	25.521	28.558	27.075	19.161	16.770	18.353	15.345	11.617	19.639	17.568
Value at End of Year	25.615	25.521	28.558	27.075	19.161	16.770	18.353	15.345	11.617	19.639
No. of Units	18,764	15,178	6,452	8,191	11,124	20,622	22,069	23,029	38,133	26,530
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	18.674	20.813	19.653	13.853	12.076	13.163	10.962	8.265	13.917	12.399
Value at End of Year	—	18.674	20.813	19.653	13.853	12.076	13.163	10.962	8.265	13.917
Venture No. of Units	—	8,737	67,754	76,756	94,939	102,125	103,793	105,591	106,892	64,084
NY Venture No. of Units	—	939	2,188	8,349	10,252	9,724	9,786	9,998	6,172	5,892
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.488	19.462	18.350	12.916	—	—	—	—	—	—
Value at End of Year	17.650	17.488	19.462	18.350	—	—	—	—	—	—
Venture No. of Units	39,987	40,492	19,356	19,414	—	—	—	—	—	—
NY Venture No. of Units	16,417	16,293	16,889	5,232	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	27.192	19.235	16.826	18.405	15.381	11.638	19.665	17.582
Value at End of Year	—	—	—	27.192	19.235	16.826	18.405	15.381	11.638	19.665
NY Venture No. of Units	—	—	—	2,294	4,515	4,630	5,236	3,099	4,628	5,417
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	26.071	29.115	27.548	19.458	—	—	—	—	—	—
Value at End of Year	26.220	26.071	29.115	27.548	—	—	—	—	—	—
NY Venture No. of Units	135	562	3,425	1,276	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	15.598	11.767	19.823	17.670
Value at End of Year	—	—	—	—	—	—	18.720	15.598	11.767	19.823
Ven 9 No. of Units	—	—	—	—	—	—	14,233	15,129	21,040	13,984
No. of Units	—	—	—	—	—	—	53,174	56,162	53,187	62,063
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	15.598	11.767	19.823	17.670
Value at End of Year	—	—	—	—	—	—	18.720	15.598	11.767	19.823
No. of Units	—	—	—	—	—	—	12,193	11,955	6,435	4,743

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Small Cap Index Trust - Series I Shares (units first credited 05-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	24.922	26.486	25.681	18.787	16.411	17.427	13.985	11.198	17.132	17.760
Value at End of Year	29.731	24.922	26.486	25.681	18.787	16.411	17.427	13.985	11.198	17.132
Ven 22, 20 No. of Units	204,221	198,899	243,178	281,612	295,582	350,477	413,505	451,424	528,179	710,455
Ven 24 No. of Units	1,995	3,419	4,406	4,726	5,008	5,084	5,683	10,672	11,544	17,468
Ven 22, 20 Contracts with GEM
Value at Start of Year	24.871	26.485	25.731	18.862	16.510	17.566	14.125	11.333	17.374	18.046
Value at End of Year	29.611	24.871	26.485	25.731	18.862	16.510	17.566	14.125	11.333	17.374
No. of Units	1,536	1,586	1,597	1,549	1,740	2,015	2,721	3,501	3,761	16,568
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	24.354	25.973	25.272	18.553	16.263	17.330	13.956	11.214	17.218	17.911
Value at End of Year	28.951	24.354	25.973	25.272	18.553	16.263	17.330	13.956	11.214	17.218
No. of Units	1,291	1,917	5,924	6,766	8,489	17,863	24,787	23,289	31,340	40,760
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	24.922	26.486	25.681	18.787	16.411	17.427	13.985	11.198	17.132	17.760
Value at End of Year	29.731	24.922	26.486	25.681	18.787	16.411	17.427	13.985	11.198	17.132
Ven 7, 8 No. of Units	27,264	28,244	26,119	31,754	36,625	47,517	51,696	53,582	81,341	93,024
Ven 9 No. of Units	3,303	6,110	7,444	4,469	4,473	3,116	5,476	6,651	7,765	14,146
Ven 3 Contracts with no Optional Riders
Value at Start of Year	24.922	26.486	25.681	18.787	16.411	17.427	13.985	11.198	17.132	17.760
Value at End of Year	29.731	24.922	26.486	25.681	18.787	16.411	17.427	13.985	11.198	17.132
No. of Units	2,654	2,654	3,565	3,574	3,616	4,161	4,217	5,100	5,893	8,053
Small Cap Index Trust - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	13.928	—	—	—	—	—	—	—	—	—
Venture No. of Units	1,155	—	—	—	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	25.659	27.331	26.547	19.460	17.040	18.121	14.573	11.697	17.928	18.620
Value at End of Year	30.541	25.659	27.331	26.547	19.460	17.040	18.121	14.573	11.697	17.928
Ven 22, 20 No. of Units	142,214	134,246	219,028	267,898	334,421	355,805	404,971	386,087	395,732	431,514
Ven 24 No. of Units	45,713	48,538	50,033	70,043	74,568	77,877	88,308	88,392	92,528	92,401
Ven 22, 20 Contracts with GEM
Value at Start of Year	24.968	26.649	25.936	19.050	16.714	17.810	14.352	11.543	17.727	18.448
Value at End of Year	29.659	24.968	26.649	25.936	19.050	16.714	17.810	14.352	11.543	17.727
No. of Units	6,018	6,151	6,671	7,210	6,114	26,138	12,719	13,377	18,095	19,900
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	24.462	26.148	25.487	18.748	16.474	17.581	14.188	11.428	17.578	18.321
Value at End of Year	29.015	24.462	26.148	25.487	18.748	16.474	17.581	14.188	11.428	17.578
No. of Units	21,638	15,125	17,221	37,140	26,060	31,217	37,374	48,108	50,419	56,686
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	13.923	—	—	—	—	—	—	—	—	—
Venture No. of Units	2,238	—	—	—	—	—	—	—	—	—
Small Cap Opportunities Trust - Series I Shares (units first credited 05-01-2005)
Ven 24, 21, 20 Contracts with no Optional Benefits
Value at Start of Year	31.226	33.391	33.074	23.930	20.771	21.751	17.010	12.886	22.583	24.803
Value at End of Year	36.786	31.226	33.391	33.074	23.930	20.771	21.751	17.010	12.886	22.583
Ven 22, 20 No. of Units	619,065	729,858	836,713	998,155	470,977	559,734	735,539	825,842	991,035	1,311,463
Ven 24 No. of Units	20,707	22,823	23,743	29,687	15,561	15,721	35,342	28,235	28,781	36,892
Ven 22, 20 Contracts with GEM
Value at Start of Year	30.445	32.621	32.376	23.472	20.414	21.420	16.785	12.741	22.374	24.623
Value at End of Year	35.794	30.445	32.621	32.376	23.472	20.414	21.420	16.785	12.741	22.374
No. of Units	4,969	5,910	5,178	5,179	2,101	2,391	2,480	2,725	3,382	9,630
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	29.872	32.055	31.862	23.134	20.150	21.175	16.618	12.633	22.218	24.488
Value at End of Year	35.068	29.872	32.055	31.862	23.134	20.150	21.175	16.618	12.633	22.218
No. of Units	13,184	14,636	17,333	22,952	12,420	15,646	21,116	25,155	38,770	47,695

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	31.226	33.391	33.074	23.930	20.771	21.751	17.010	12.886	22.583	24.803
Value at End of Year	36.786	31.226	33.391	33.074	23.930	20.771	21.751	17.010	12.886	22.583
Ven 7, 8 No. of Units	82,063	91,022	111,406	132,536	50,006	60,018	76,170	74,314	99,960	125,776
Ven 9 No. of Units	43,390	47,407	50,891	57,519	19,050	19,808	25,863	25,293	26,525	32,954
Ven 3 Contracts with no Optional Riders
Value at Start of Year	31.226	33.391	33.074	23.930	20.771	21.751	17.010	12.886	22.583	24.803
Value at End of Year	36.786	31.226	33.391	33.074	23.930	20.771	21.751	17.010	12.886	22.583
No. of Units	7,066	8,068	11,892	13,185	2,826	7,028	27,771	4,873	5,256	7,556
Small Cap Opportunities Trust - Series II Shares (units first credited 05-05-2003)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	15.505	16.570	16.412	11.865	10.293	10.769	8.423	6.377	11.172	12.258
Value at End of Year	—	15.505	16.570	16.412	11.865	10.293	10.769	8.423	6.377	11.172
Venture No. of Units	—	17,708	27,997	54,941	83,889	90,255	106,366	88,157	58,244	46,082
NY Venture No. of Units	—	—	1,996	1,074	1,596	4,368	6,096	9,908	5,216	5,052
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	16.908	18.041	17.843	12.880	—	—	—	—	—	—
Value at End of Year	19.961	16.908	18.041	17.843	—	—	—	—	—	—
Venture No. of Units	31,449	21,804	30,198	16,483	—	—	—	—	—	—
NY Venture No. of Units	2,890	3,019	1,346	381	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	30.561	32.741	32.510	23.561	20.491	21.494	16.852	12.791	22.465	24.712
Value at End of Year	35.936	30.561	32.741	32.510	23.561	20.491	21.494	16.852	12.791	22.465
Ven 22, 20 No. of Units	237,048	269,669	322,264	394,144	296,630	336,442	406,610	447,848	472,544	521,836
Ven 24 No. of Units	121,782	121,294	119,912	126,519	111,852	115,265	134,159	148,480	160,313	153,353
Ven 22, 20 Contracts with GEM
Value at Start of Year	29.796	31.986	31.824	23.110	20.139	21.167	16.629	12.647	22.256	24.532
Value at End of Year	34.967	29.796	31.986	31.824	23.110	20.139	21.167	16.629	12.647	22.256
No. of Units	29,918	30,597	33,580	38,877	30,284	32,689	31,340	32,777	34,220	36,355
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	15.977	11.591	10.090	10.595	8.315	6.318	11.107	12.230
Value at End of Year	—	—	—	15.977	11.591	10.090	10.595	8.315	6.318	11.107
No. of Units	—	—	—	988	2,595	2,836	2,785	3,587	3,768	3,211
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	15.208	16.285	16.162	11.707	—	—	—	—	—	—
Value at End of Year	17.892	15.208	16.285	16.162	—	—	—	—	—	—
No. of Units	1,437	1,599	1,925	949	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	29.235	31.431	31.319	22.777	19.879	20.925	9.723	7.406	22.101	24.398
Value at End of Year	34.258	29.235	31.431	31.319	22.777	19.879	20.925	9.723	7.406	22.101
No. of Units	13,988	19,096	21,926	30,448	24,520	30,752	35,578	42,664	45,820	47,809
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	15.208	16.285	16.162	11.707	10.176	10.669	8.361	6.343	11.135	12.242
Value at End of Year	—	15.208	16.285	16.162	11.707	10.176	10.669	8.361	6.343	11.135
Venture No. of Units	—	4,687	11,515	19,975	26,849	29,087	24,347	24,074	20,008	17,603
NY Venture No. of Units	—	16,323	800	1,073	1,729	1,725	1,719	2,132	2,224	684
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	16.804	17.967	17.805	12.878	—	—	—	—	—	—
Value at End of Year	19.800	16.804	17.967	17.805	—	—	—	—	—	—
Venture No. of Units	24,922	22,820	13,774	7,266	—	—	—	—	—	—
NY Venture No. of Units	1,016	1,096	375	356	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	31.486	22.888	19.965	21.005	16.518	12.576	22.153	24.443
Value at End of Year	—	—	—	31.486	22.888	19.965	21.005	16.518	12.576	22.153
NY Venture No. of Units	—	—	—	1,015	1,118	1,161	1,213	85	87	85
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	29.985	32.173	31.994	23.222	—	—	—	—	—	—
Value at End of Year	35.207	29.985	32.173	31.994	—	—	—	—	—	—
NY Venture No. of Units	53	969	1,012	56	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	32.510	23.561	20.491	21.494	16.852	12.791	22.465	24.712
Value at End of Year	—	—	—	32.510	23.561	20.491	21.494	16.852	12.791	22.465
Ven 9 No. of Units	—	—	—	196	207	215	226	238	249	264
Small Cap Trust (merged into Small Cap Growth Trust eff 11-07-2008) - Series II Shares (units first credited 05-01-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.007
Value at End of Year	—	—	—	—	—	—	—	—	—	14.840
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	—	22,465
Ven 24 No. of Units	—	—	—	—	—	—	—	—	—	928
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.957
Value at End of Year	—	—	—	—	—	—	—	—	—	14.761
No. of Units	—	—	—	—	—	—	—	—	—	55
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.920
Value at End of Year	—	—	—	—	—	—	—	—	—	14.702
No. of Units	—	—	—	—	—	—	—	—	—	431
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.007
Value at End of Year	—	—	—	—	—	—	—	—	—	14.840
No. of Units	—	—	—	—	—	—	—	—	—	6,974
Small Cap Value Trust - Series II Shares (units first credited 04-29-2005)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	23.091	23.730	22.444	17.070	14.950	14.996	12.046	9.491	13.021	13.599
Value at End of Year	—	23.091	23.730	22.444	17.070	14.950	14.996	12.046	9.491	13.021
Venture No. of Units	—	22,645	47,396	116,828	139,443	150,988	170,114	160,740	142,180	112,226
NY Venture No. of Units	—	3,711	5,113	10,132	22,067	23,062	24,621	24,974	11,693	10,585
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.516	17.975	16.975	12.891	—	—	—	—	—	—
Value at End of Year	21.236	17.516	17.975	16.975	—	—	—	—	—	—
Venture No. of Units	74,680	63,642	74,167	15,474	—	—	—	—	—	—
NY Venture No. of Units	6,699	3,023	6,467	1,091	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	27.784	28.625	27.141	20.694	18.170	18.272	14.714	11.622	15.984	16.736
Value at End of Year	33.549	27.784	28.625	27.141	20.694	18.170	18.272	14.714	11.622	15.984
Ven 22, 20 No. of Units	339,020	347,254	395,270	468,182	528,416	596,108	678,366	661,239	1,147,688	1,448,803
Ven 24 No. of Units	26,434	26,304	23,622	34,005	38,007	44,860	43,183	41,141	62,463	49,904
Ven 22, 20 Contracts with GEM
Value at Start of Year	27.197	28.077	26.674	20.379	17.929	18.066	14.577	11.537	15.899	16.681
Value at End of Year	32.775	27.197	28.077	26.674	20.379	17.929	18.066	14.577	11.537	15.899
No. of Units	4,584	5,165	7,304	8,205	10,096	10,908	18,206	10,176	13,694	38,453
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	21.849	16.675	14.656	14.753	11.892	9.403	12.945	13.568
Value at End of Year	—	—	—	21.849	16.675	14.656	14.753	11.892	9.403	12.945
No. of Units	—	—	—	7,720	13,396	14,200	15,310	19,872	18,663	16,410
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	22.648	23.322	22.102	16.843	—	—	—	—	—	—
Value at End of Year	27.361	22.648	23.322	22.102	—	—	—	—	—	—
No. of Units	1,310	3,181	6,196	4,173	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	26.766	27.672	26.330	20.145	17.751	17.913	14.475	11.474	15.836	16.639
Value at End of Year	32.206	26.766	27.672	26.330	20.145	17.751	17.913	14.475	11.474	15.836
No. of Units	25,366	20,147	32,087	38,291	23,299	26,730	35,117	35,164	39,356	50,611
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	22.648	23.322	22.102	16.843	14.782	14.857	11.958	9.440	12.978	13.581
Value at End of Year	—	22.648	23.322	22.102	16.843	14.782	14.857	11.958	9.440	12.978
Venture No. of Units	—	11,783	48,469	81,732	103,314	115,986	115,471	112,887	96,512	80,851
NY Venture No. of Units	—	543	12,227	6,319	7,495	8,061	8,036	8,122	5,197	4,801

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.409	17.900	16.938	12.889	—	—	—	—	—	—
Value at End of Year	21.064	17.409	17.900	16.938	—	—	—	—	—	—
Venture No. of Units	72,381	71,367	43,080	9,096	—	—	—	—	—	—
NY Venture No. of Units	5,753	5,326	5,358	415	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	26.444	20.223	17.810	17.963	14.509	11.495	15.857	16.653
Value at End of Year	—	—	—	26.444	20.223	17.810	17.963	14.509	11.495	15.857
NY Venture No. of Units	—	—	—	3,305	3,578	4,179	4,358	3,195	5,597	4,396
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	27.343	28.213	26.790	20.457	—	—	—	—	—	—
Value at End of Year	32.967	27.343	28.213	26.790	—	—	—	—	—	—
NY Venture No. of Units	534	2,223	2,764	99	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	27.784	28.625	27.141	20.694	18.170	18.272	14.714	11.622	15.984	16.736
Value at End of Year	33.549	27.784	28.625	27.141	20.694	18.170	18.272	14.714	11.622	15.984
Ven 9 No. of Units	15,889	17,972	19,384	16,905	21,018	29,745	34,788	30,746	35,736	24,600
No. of Units	58,488	63,384	68,487	72,243	76,176	95,627	105,428	107,570	164,728	157,980
Ven 3 Contracts with no Optional Riders
Value at Start of Year	27.784	28.625	27.141	20.694	18.170	18.272	14.714	11.622	15.984	16.736
Value at End of Year	33.549	27.784	28.625	27.141	20.694	18.170	18.272	14.714	11.622	15.984
No. of Units	15,605	15,819	15,749	16,426	17,125	19,365	16,207	17,038	11,133	33,638
Small Company Trust (merged into Small Company Value Trust eff 05-01-2009) - Series II Shares (units first credited 05-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	15.059	16.373
Value at End of Year	—	—	—	—	—	—	—	—	8.419	15.059
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	110,260	128,244
Ven 24 No. of Units	—	—	—	—	—	—	—	—	4,141	6,746
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	14.949	16.286
Value at End of Year	—	—	—	—	—	—	—	—	8.341	14.949
No. of Units	—	—	—	—	—	—	—	—	520	509
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	14.867	16.221
Value at End of Year	—	—	—	—	—	—	—	—	8.282	14.867
No. of Units	—	—	—	—	—	—	—	—	331	1,140
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	15.059	16.373
Value at End of Year	—	—	—	—	—	—	—	—	8.419	15.059
Ven 9 No. of Units	—	—	—	—	—	—	—	—	1,494	1,770
No. of Units	—	—	—	—	—	—	—	—	12,862	14,894
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	15.059	16.373
Value at End of Year	—	—	—	—	—	—	—	—	8.419	15.059
No. of Units	—	—	—	—	—	—	—	—	1,390	1,391
Small Company Value Trust - Series I Shares (units first credited 10-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	33.421	35.903	36.369	28.023	24.438	25.014	20.902	16.601	23.079	23.690
Value at End of Year	43.607	33.421	35.903	36.369	28.023	24.438	25.014	20.902	16.601	23.079
Ven 22, 20 No. of Units	569,784	643,142	722,017	879,915	984,611	1,167,231	1,361,761	1,633,501	2,043,615	2,879,871
Ven 24 No. of Units	21,554	22,375	24,263	27,438	31,850	38,963	49,245	56,651	66,461	80,449
Ven 22, 20 Contracts with GEM
Value at Start of Year	32.172	34.631	35.151	27.139	23.714	24.321	20.364	16.206	22.575	23.219
Value at End of Year	41.894	32.172	34.631	35.151	27.139	23.714	24.321	20.364	16.206	22.575
No. of Units	3,795	4,270	7,274	9,571	10,080	14,526	19,147	26,548	34,164	42,713
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	34.057	36.714	37.322	28.858	25.254	25.940	21.752	17.336	24.187	24.914
Value at End of Year	44.281	34.057	36.714	37.322	28.858	25.254	25.940	21.752	17.336	24.187
No. of Units	19,189	22,105	24,349	29,318	33,761	49,069	59,907	80,767	109,811	152,439

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	33.421	35.903	36.369	28.023	24.438	25.014	20.902	16.601	23.079	23.690
Value at End of Year	43.607	33.421	35.903	36.369	28.023	24.438	25.014	20.902	16.601	23.079
Ven 7, 8 No. of Units	96,190	101,173	119,621	146,333	161,633	197,848	234,017	293,225	369,663	496,299
Ven 9 No. of Units	25,113	27,128	30,352	39,553	45,697	56,564	62,123	67,487	85,139	123,733
Ven 3 Contracts with no Optional Riders
Value at Start of Year	33.421	35.903	36.369	28.023	24.438	25.014	20.902	16.601	23.079	23.690
Value at End of Year	43.607	33.421	35.903	36.369	28.023	24.438	25.014	20.902	16.601	23.079
No. of Units	11,956	12,698	16,236	21,895	24,966	28,559	27,232	30,532	44,056	37,297
Small Company Value Trust - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	17.753	19.062	19.306	14.861	12.948	13.257	11.068	8.783	12.208	12.526
Value at End of Year	—	17.753	19.062	19.306	14.861	12.948	13.257	11.068	8.783	12.208
Venture No. of Units	—	13,687	54,920	120,025	162,263	180,558	197,958	209,068	193,885	139,212
NY Venture No. of Units	—	203	1,400	6,061	9,130	15,847	16,481	19,146	12,912	12,788
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	15.519	16.639	16.826	12.933	—	—	—	—	—	—
Value at End of Year	20.289	15.519	16.639	16.826	—	—	—	—	—	—
Venture No. of Units	88,141	94,284	83,767	34,831	—	—	—	—	—	—
NY Venture No. of Units	2,065	1,804	2,650	1,572	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	27.519	29.622	30.076	23.210	20.273	20.808	17.417	13.855	19.306	19.859
Value at End of Year	35.833	27.519	29.622	30.076	23.210	20.273	20.808	17.417	13.855	19.306
Ven 22, 20 No. of Units	349,419	396,021	405,944	502,592	678,965	810,580	934,857	1,122,003	1,205,430	1,446,589
Ven 24 No. of Units	95,460	102,484	107,889	131,675	164,409	196,680	237,217	260,289	291,150	332,368
Ven 22, 20 Contracts with GEM
Value at Start of Year	26.778	28.882	29.384	22.722	19.886	20.451	17.152	13.673	19.090	19.676
Value at End of Year	34.799	26.778	28.882	29.384	22.722	19.886	20.451	17.152	13.673	19.090
No. of Units	32,869	32,895	32,634	34,331	37,328	42,946	47,687	53,211	70,703	82,022
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	18.794	14.518	12.694	13.041	10.927	8.701	12.136	12.497
Value at End of Year	—	—	—	18.794	14.518	12.694	13.041	10.927	8.701	12.136
No. of Units	—	—	—	3,805	8,103	9,430	10,474	10,699	12,403	16,592
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	17.412	18.734	19.011	14.664	—	—	—	—	—	—
Value at End of Year	22.684	17.412	18.734	19.011	—	—	—	—	—	—
No. of Units	2,692	3,171	4,682	2,495	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	26.235	28.340	28.875	22.362	19.601	20.188	16.957	13.537	18.929	19.540
Value at End of Year	34.042	26.235	28.340	28.875	22.362	19.601	20.188	16.957	13.537	18.929
No. of Units	71,913	68,841	97,022	114,329	132,804	147,736	172,635	202,791	228,284	316,731
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	17.412	18.734	19.011	14.664	12.802	13.133	10.987	8.736	12.167	12.509
Value at End of Year	—	17.412	18.734	19.011	14.664	12.802	13.133	10.987	8.736	12.167
Venture No. of Units	—	12,807	35,982	55,732	83,296	85,534	88,532	94,870	70,758	55,691
NY Venture No. of Units	—	—	—	17,673	23,212	23,217	23,292	24,181	24,173	4,807
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	15.424	16.570	16.790	12.932	—	—	—	—	—	—
Value at End of Year	20.124	15.424	16.570	16.790	—	—	—	—	—	—
Venture No. of Units	45,228	48,319	29,157	21,715	—	—	—	—	—	—
NY Venture No. of Units	497	497	19,493	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	29.044	22.481	19.695	20.275	17.022	13.582	18.982	19.585
Value at End of Year	—	—	—	29.044	22.481	19.695	20.275	17.022	13.582	18.982
NY Venture No. of Units	—	—	—	1,299	1,466	1,641	1,272	1,305	1,573	2,106
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	26.961	29.065	29.555	22.843	—	—	—	—	—	—
Value at End of Year	35.054	26.961	29.065	29.555	—	—	—	—	—	—
NY Venture No. of Units	249	845	1,359	90	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	—	19.859
Value at End of Year	—	—	—	—	—	—	—	—	—	19.306
Ven 9 No. of Units	—	—	—	—	—	—	—	—	—	1,092
Smaller Company Growth Trust (merged into Small Cap Opportunities Trust eff 12-06-2013) - Series II Shares (units first credited 11-16-2009)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	16.887	14.766	16.152	13.119	12.500	—	—
Value at End of Year	—	—	—	—	16.887	14.766	16.152	13.119	—	—
Ven 22, 20 No. of Units	—	—	—	—	269,511	317,569	364,521	431,249	—	—
Ven 24 No. of Units	—	—	—	—	73,881	82,044	108,040	103,287	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	16.781	14.704	16.116	13.116	12.500	—	—
Value at End of Year	—	—	—	—	16.781	14.704	16.116	13.116	—	—
No. of Units	—	—	—	—	17,556	25,096	26,845	26,924	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	16.703	14.657	16.088	13.113	12.500	—	—
Value at End of Year	—	—	—	—	16.703	14.657	16.088	13.113	—	—
No. of Units	—	—	—	—	22,641	26,654	33,948	37,913	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	16.887	14.766	16.152	13.119	12.500	—	—
Value at End of Year	—	—	—	—	16.887	14.766	16.152	13.119	—	—
No. of Units	—	—	—	—	151	151	151	152	—	—
Smaller Company Growth Trust (merged into Small Cap Opportunities Trust eff 12-06-2013) - Series I Shares (units first credited 11-16-2009)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	16.994	14.829	16.189	13.129	12.500	—	—
Value at End of Year	—	—	—	—	16.994	14.829	16.189	13.129	—	—
Ven 22, 20 No. of Units	—	—	—	—	938,204	1,077,510	1,332,808	1,549,950	—	—
Ven 24 No. of Units	—	—	—	—	22,715	28,362	48,487	46,228	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	16.888	14.766	16.152	13.125	12.500	—	—
Value at End of Year	—	—	—	—	16.888	14.766	16.152	13.125	—	—
No. of Units	—	—	—	—	5,103	7,941	12,602	17,748	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	16.809	14.719	16.125	13.123	12.500	—	—
Value at End of Year	—	—	—	—	16.809	14.719	16.125	13.123	—	—
No. of Units	—	—	—	—	18,842	20,157	26,093	38,967	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	16.994	14.829	16.189	13.129	12.500	—	—
Value at End of Year	—	—	—	—	16.994	14.829	16.189	13.129	—	—
Ven 7, 8 No. of Units	—	—	—	—	105,056	124,553	152,667	174,895	—	—
Ven 9 No. of Units	—	—	—	—	58,738	69,661	81,760	83,070	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	16.994	14.829	16.189	13.129	12.500	—	—
Value at End of Year	—	—	—	—	16.994	14.829	16.189	13.129	—	—
No. of Units	—	—	—	—	10,700	11,427	12,154	12,857	—	—
Strategic Bond Trust (merged into Strategic Income Opportunities Trust eff 11-08-2010) - Series I Shares (units first credited 02-19-1993)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	17.786	21.493	21.832
Value at End of Year	—	—	—	—	—	—	—	21.645	17.786	21.493
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	1,442,271	1,635,014	2,460,775
Ven 24 No. of Units	—	—	—	—	—	—	—	35,177	36,574	50,333
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	14.065	17.031	17.334
Value at End of Year	—	—	—	—	—	—	—	17.083	14.065	17.031
No. of Units	—	—	—	—	—	—	—	10,194	9,928	30,508
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	14.434	17.504	17.842
Value at End of Year	—	—	—	—	—	—	—	17.504	14.434	17.504
No. of Units	—	—	—	—	—	—	—	113,001	162,327	230,888

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	17.786	21.493	21.832
Value at End of Year	—	—	—	—	—	—	—	21.645	17.786	21.493
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	590,734	655,746	857,957
Ven 9 No. of Units	—	—	—	—	—	—	—	230,084	274,098	335,042
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	17.786	21.493	21.832
Value at End of Year	—	—	—	—	—	—	—	21.645	17.786	21.493
No. of Units	—	—	—	—	—	—	—	18,261	19,045	25,803
Strategic Bond Trust (merged into Strategic Income Opportunities Trust eff 11-08-2010) - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	10.853	13.116	13.303
Value at End of Year	—	—	—	—	—	—	—	13.210	10.853	13.116
Venture No. of Units	—	—	—	—	—	—	—	183,943	119,874	65,654
NY Venture No. of Units	—	—	—	—	—	—	—	4,039	2,944	1,751
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	13.174	15.960	16.229
Value at End of Year	—	—	—	—	—	—	—	15.995	13.174	15.960
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	730,187	708,136	972,448
Ven 24 No. of Units	—	—	—	—	—	—	—	256,313	246,474	305,759
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	13.000	15.781	16.079
Value at End of Year	—	—	—	—	—	—	—	15.752	13.000	15.781
No. of Units	—	—	—	—	—	—	—	34,817	37,195	87,712
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	10.752	13.040	13.272
Value at End of Year	—	—	—	—	—	—	—	13.042	10.752	13.040
No. of Units	—	—	—	—	—	—	—	5,905	5,539	7,492
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	12.871	15.649	15.968
Value at End of Year	—	—	—	—	—	—	—	15.573	12.871	15.649
No. of Units	—	—	—	—	—	—	—	168,015	187,761	246,226
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	10.795	13.072	13.285
Value at End of Year	—	—	—	—	—	—	—	13.114	10.795	13.072
Venture No. of Units	—	—	—	—	—	—	—	62,049	45,249	40,733
NY Venture No. of Units	—	—	—	—	—	—	—	5,097	5,128	4,714
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	15.693	—	16.005
Value at End of Year	—	—	—	—	—	—	—	15.632	—	15.693
NY Venture No. of Units	—	—	—	—	—	—	—	408	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	13.174	15.960	16.229
Value at End of Year	—	—	—	—	—	—	—	15.995	13.174	15.960
Ven 9 No. of Units	—	—	—	—	—	—	—	565	579	596
Strategic Income Opportunities Trust - Series I Shares (units first credited 11-08-2010)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	21.907	21.949	21.186	20.694	18.597	18.484	12.500	—	—	—
Value at End of Year	22.709	21.907	21.949	21.186	20.694	18.597	18.484	—	—	—
Ven 22, 20 No. of Units	702,700	793,361	878,569	1,027,024	1,225,927	1,424,937	1,745,334	—	—	—
Ven 24 No. of Units	9,911	11,906	13,210	17,542	23,359	32,823	40,376	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	21.402	21.485	20.780	20.339	18.314	18.239	12.500	—	—	—
Value at End of Year	22.141	21.402	21.485	20.780	20.339	18.314	18.239	—	—	—
No. of Units	7,677	10,995	8,869	5,873	6,201	8,636	9,430	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	21.031	21.144	20.481	20.076	18.105	18.058	12.500	—	—	—
Value at End of Year	21.724	21.031	21.144	20.481	20.076	18.105	18.058	—	—	—
No. of Units	13,258	17,944	25,451	29,259	38,678	49,132	84,314	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	21.907	21.949	21.186	20.694	18.597	18.484	12.500	—	—	—
Value at End of Year	22.709	21.907	21.949	21.186	20.694	18.597	18.484	—	—	—
Ven 7, 8 No. of Units	278,768	314,446	339,334	415,126	457,839	531,914	638,809	—	—	—
Ven 9 No. of Units	123,623	131,928	148,186	163,670	185,546	220,803	268,091	—	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	21.907	21.949	21.186	20.694	18.597	18.484	12.500	—	—	—
Value at End of Year	22.709	21.907	21.949	21.186	20.694	18.597	18.484	—	—	—
No. of Units	19,798	21,479	15,883	16,197	19,918	21,855	31,870	—	—	—
Strategic Income Opportunities Trust (formerly Strategic Income Trust) - Series II Shares (units first credited 05-03-2004)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	15.090	15.111	14.580	14.235	12.788	12.696	12.500	—	—	—
Value at End of Year	—	15.090	15.111	14.580	14.235	12.788	12.696	—	—	—
Venture No. of Units	—	32,259	62,278	114,559	157,052	172,387	219,158	—	—	—
NY Venture No. of Units	—	551	676	3,459	2,975	3,228	4,890	—	—	—
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.430	13.429	12.938	12.613	—	—	—	—	—	—
Value at End of Year	13.959	13.430	13.429	12.938	—	—	—	—	—	—
Venture No. of Units	78,270	65,260	61,654	14,265	—	—	—	—	—	—
NY Venture No. of Units	1,059	636	589	—	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	21.678	21.763	21.051	20.605	18.557	18.469	16.213	13.004	14.454	13.890
Value at End of Year	22.442	21.678	21.763	21.051	20.605	18.557	18.469	16.213	13.004	14.454
Ven 22, 20 No. of Units	313,049	376,245	416,021	478,358	568,844	675,296	763,775	226,974	200,325	287,936
Ven 24 No. of Units	111,908	124,159	136,840	164,349	186,319	231,254	262,888	23,205	11,109	13,047
Ven 22, 20 Contracts with GEM
Value at Start of Year	21.178	21.304	20.648	20.251	18.274	18.225	16.030	12.883	14.349	13.817
Value at End of Year	21.880	21.178	21.304	20.648	20.251	18.274	18.225	16.030	12.883	14.349
No. of Units	12,686	14,315	8,956	14,860	21,398	36,284	40,231	469	470	1,481
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	14.420	14.128	12.737	12.689	12.500	—	—	—
Value at End of Year	—	—	—	14.420	14.128	12.737	12.689	—	—	—
No. of Units	—	—	—	5,465	7,067	7,602	8,265	—	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	14.935	14.986	14.488	14.174	—	—	—	—	—	—
Value at End of Year	15.469	14.935	14.986	14.488	—	—	—	—	—	—
No. of Units	5,231	5,620	6,908	1,368	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	20.811	20.966	20.350	19.989	18.066	18.043	15.895	12.793	14.270	13.762
Value at End of Year	21.468	20.811	20.966	20.350	19.989	18.066	18.043	15.895	12.793	14.270
No. of Units	34,340	49,282	60,146	76,591	104,386	120,560	163,571	31,186	32,327	41,626
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	14.935	14.986	14.488	14.174	12.759	12.692	12.500	—	—	—
Value at End of Year	—	14.935	14.986	14.488	14.174	12.759	12.692	—	—	—
Venture No. of Units	—	6,127	13,634	40,975	52,037	61,367	79,141	—	—	—
NY Venture No. of Units	—	—	—	3,116	3,641	4,251	6,042	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	13.348	13.374	12.910	12.611	—	—	—	—	—	—
Value at End of Year	13.846	13.348	13.374	12.910	—	—	—	—	—	—
Venture No. of Units	33,633	23,761	35,215	9,178	—	—	—	—	—	—
NY Venture No. of Units	1,205	1,725	2,344	261	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	20.449	20.076	18.135	18.104	12.500	—	—	—
Value at End of Year	—	—	—	20.449	20.076	18.135	18.104	—	—	—
NY Venture No. of Units	—	—	—	1,668	4,368	4,384	4,398	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	21.302	21.418	12.500	—	—	—	—	—	—	—
Value at End of Year	22.019	21.302	21.418	—	—	—	—	—	—	—
NY Venture No. of Units	1,509	1,565	1,566	—	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	21.678	21.763	21.051	20.605	18.557	18.469	16.213	13.004	14.454	13.890
Value at End of Year	22.442	21.678	21.763	21.051	20.605	18.557	18.469	16.213	13.004	14.454
Ven 9 No. of Units	446	461	476	491	506	520	535	1,829	1,755	1,864
No. of Units	—	—	—	—	—	531,913	—	9,967	10,247	14,331
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	16.213	—	13.004	14.454	13.890
Value at End of Year	—	—	—	—	—	18.597	—	16.213	13.004	14.454
No. of Units	—	—	—	—	—	21,855	—	4,545	813	888
Total Bond Market Trust A (merged into Total Bond Market Trust B eff 11-02-2012) - Series II Shares (units first credited 08-02-2010)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	13.122	12.424	12.500	—	—	—
Value at End of Year	—	—	—	—	—	13.122	12.424	—	—	—
Venture No. of Units	—	—	—	—	—	1,837,472	439,859	—	—	—
NY Venture No. of Units	—	—	—	—	—	66,962	53,592	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	15.211	14.438	12.500	—	—	—
Value at End of Year	—	—	—	—	—	15.211	14.438	—	—	—
Ven 22, 20 No. of Units	—	—	—	—	—	470,536	105,962	—	—	—
Ven 24 No. of Units	—	—	—	—	—	30,322	1,559	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	15.070	12.500	—	—	—	—
Value at End of Year	—	—	—	—	—	15.070	—	—	—	—
No. of Units	—	—	—	—	—	7,308	—	—	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	13.057	12.500	—	—	—	—
Value at End of Year	—	—	—	—	—	13.057	—	—	—	—
No. of Units	—	—	—	—	—	3,198	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	14.965	14.254	12.500	—	—	—
Value at End of Year	—	—	—	—	—	14.965	14.254	—	—	—
No. of Units	—	—	—	—	—	45,495	5,926	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	13.085	12.414	12.500	—	—	—
Value at End of Year	—	—	—	—	—	13.085	12.414	—	—	—
Venture No. of Units	—	—	—	—	—	553,824	156,733	—	—	—
NY Venture No. of Units	—	—	—	—	—	28,284	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	15.211	14.438	12.500	—	—	—
Value at End of Year	—	—	—	—	—	15.211	14.438	—	—	—
Ven 9 No. of Units	—	—	—	—	—	2,504	—	—	—	—
No. of Units	—	—	—	—	—	11,306	453	—	—	—
Total Bond Market Trust B - Series II Shares (units first credited 11-02-2012)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	12.401	12.538	11.977	12.461	12.500	—	—	—	—	—
Value at End of Year	12.527	12.401	12.538	11.977	12.461	—	—	—	—	—
Venture No. of Units	202,059	418,826	785,993	1,079,968	2,411,597	—	—	—	—	—
NY Venture No. of Units	20,023	22,859	28,463	48,483	84,498	—	—	—	—	—
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.418	12.536	11.957	12.422	—	—	—	—	—	—
Value at End of Year	12.563	12.418	12.536	11.957	—	—	—	—	—	—
Venture No. of Units	1,118,112	524,814	216,507	61,669	—	—	—	—	—	—
NY Venture No. of Units	12,705	14,807	19,733	—	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	12.303	12.470	11.942	12.456	12.500	—	—	—	—	—
Value at End of Year	12.397	12.303	12.470	11.942	12.456	—	—	—	—	—
Ven 22, 20 No. of Units	520,757	372,155	371,010	345,996	675,999	—	—	—	—	—
Ven 24 No. of Units	35,404	39,906	30,505	34,510	51,717	—	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 22, 20 Contracts with GEM
Value at Start of Year	12.226	12.416	11.914	12.452	12.500	—	—	—	—	—
Value at End of Year	12.295	12.226	12.416	11.914	12.452	—	—	—	—	—
No. of Units	16,741	14,348	14,415	14,479	465	—	—	—	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	11.928	12.454	12.500	—	—	—	—	—
Value at End of Year	—	—	—	11.928	12.454	—	—	—	—	—
No. of Units	—	—	—	5,448	8,986	—	—	—	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.323	12.484	11.949	12.457	—	—	—	—	—	—
Value at End of Year	12.423	12.323	12.484	11.949	—	—	—	—	—	—
No. of Units	3,285	9,438	11,029	1,703	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	12.168	12.376	11.893	12.449	12.500	—	—	—	—	—
Value at End of Year	12.218	12.168	12.376	11.893	12.449	—	—	—	—	—
No. of Units	16,497	11,710	16,904	14,006	38,460	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	12.323	12.484	11.949	12.457	12.500	—	—	—	—	—
Value at End of Year	12.423	12.323	12.484	11.949	12.457	—	—	—	—	—
Venture No. of Units	76,686	176,478	376,133	478,808	888,772	—	—	—	—	—
NY Venture No. of Units	7,767	39,885	18,318	39,002	47,056	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.381	12.524	11.970	12.460	—	—	—	—	—	—
Value at End of Year	12.501	12.381	12.524	11.970	—	—	—	—	—	—
Venture No. of Units	374,886	253,703	108,552	62,265	—	—	—	—	—	—
NY Venture No. of Units	33,083	167,428	177,225	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	11.900	12.450	12.500	—	—	—	—	—
Value at End of Year	—	—	—	11.900	12.450	—	—	—	—	—
NY Venture No. of Units	—	—	—	1,913	1,660	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.245	12.430	12.500	—	—	—	—	—	—	—
Value at End of Year	12.320	12.245	12.430	—	—	—	—	—	—	—
NY Venture No. of Units	1,347	1,425	2,388	—	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	12.303	12.470	11.942	12.456	12.500	—	—	—	—	—
Value at End of Year	12.397	12.303	12.470	11.942	12.456	—	—	—	—	—
Ven 9 No. of Units	1,237	917	680	882	3,251	—	—	—	—	—
No. of Units	50,573	39,014	21,284	11,133	21,133	—	—	—	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.397	—	—	—	—	—	—	—	—	—
No. of Units	2,967	—	—	—	—	—	—	—	—	—
Total Return Trust (merged into Core Bond Trust 04-27-2015) - Series I Shares (units first credited 05-01-1999)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	18.570	12.500	—	—	—	—	—
Value at End of Year	—	—	—	—	18.570	—	—	—	—	—
Venture No. of Units	—	—	—	—	66	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	24.106	23.340	24.160	22.586	22.041	20.764	18.537	18.293	17.100
Value at End of Year	—	—	24.106	23.340	24.160	22.586	22.041	20.764	18.537	18.293
Ven 22, 20 No. of Units	—	—	1,896,836	2,262,132	2,794,711	3,255,358	3,999,673	4,490,337	4,879,620	5,702,768
Ven 24 No. of Units	—	—	96,470	111,795	143,326	168,544	203,021	240,117	240,660	324,568
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	21.872	21.220	22.009	20.616	20.159	19.030	17.022	16.832	15.766
Value at End of Year	—	—	21.872	21.220	22.009	20.616	20.159	19.030	17.022	16.832
No. of Units	—	—	44,858	46,214	52,251	64,924	81,038	87,579	87,522	97,038
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	22.637	21.995	22.847	21.434	20.990	19.843	17.777	17.605	16.515
Value at End of Year	—	22.312	22.637	21.995	22.847	21.434	20.990	19.843	17.777	17.605
No. of Units	—		140,556	163,729	223,626	333,231	428,096	530,489	633,535	772,851

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	24.106	23.340	24.160	22.586	22.041	20.764	18.537	18.293	17.100
Value at End of Year	—	—	24.106	23.340	24.160	22.586	22.041	20.764	18.537	18.293
Ven 7, 8 No. of Units	—	—	452,266	571,327	687,227	774,168	821,550	940,140	951,680	922,607
Ven 9 No. of Units	—	—	99,494	119,735	142,900	145,054	168,674	189,756	180,168	191,545
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	24.106	23.340	24.160	22.586	22.041	20.764	18.537	18.293	17.100
Value at End of Year	—	—	24.106	23.340	24.160	22.586	22.041	20.764	18.537	18.293
No. of Units	—	—	30,193	31,511	48,816	52,366	69,630	50,940	66,655	58,716
Total Return Trust (merged into Core Bond Trust 04-27-2015) - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	18.294	17.715	18.329	17.123	16.702	15.730	14.037	13.840	12.930
Value at End of Year	—	—	18.294	17.715	18.329	17.123	16.702	15.730	14.037	13.840
Venture No. of Units	—	—	403,806	749,495	1,040,886	961,136	1,032,723	1,095,932	489,050	289,213
NY Venture No. of Units	—	—	29,621	55,585	63,858	66,096	69,224	60,973	33,205	13,778
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	12.471	12.059	12.457	—	—	—	—	—	—
Value at End of Year	—	—	12.471	12.059	—	—	—	—	—	—
Venture No. of Units	—	—	332,962	155,590	—	—	—	—	—	—
NY Venture No. of Units	—	—	19,028	5,035	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	20.316	19.723	20.457	19.159	18.735	17.689	15.824	15.641	14.650
Value at End of Year	—	—	20.316	19.723	20.457	19.159	18.735	17.689	15.824	15.641
Ven 22, 20 No. of Units	—	—	993,552	1,325,314	1,835,547	2,112,982	2,621,562	2,694,893	2,511,107	2,480,202
Ven 24 No. of Units	—	—	277,589	396,089	483,698	550,194	657,731	739,908	714,860	716,595
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	19.809	19.269	20.026	18.794	18.414	17.420	15.615	15.465	14.515
Value at End of Year	—	—	19.809	19.269	20.026	18.794	18.414	17.420	15.615	15.465
No. of Units	—	—	72,882	114,644	131,565	142,943	198,259	222,831	179,375	192,640
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	17.246	17.906	16.787	16.431	15.529	13.906	13.759	12.900
Value at End of Year	—	—	—	17.246	17.906	16.787	16.431	15.529	13.906	13.759
No. of Units	—	—	—	16,079	24,712	27,943	30,049	46,586	34,384	9,817
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	17.979	17.446	18.086	—	—	—	—	—	—
Value at End of Year	—	—	17.979	17.446	—	—	—	—	—	—
No. of Units	—	—	16,771	4,501	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	19.437	18.936	19.709	18.524	18.177	17.222	15.460	15.335	14.414
Value at End of Year	—	—	19.437	18.936	19.709	18.524	18.177	17.222	15.460	15.335
No. of Units	—	—	206,442	235,078	334,497	350,084	472,346	537,037	511,643	592,962
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	17.979	17.446	18.086	16.930	16.547	15.615	13.962	13.793	12.913
Value at End of Year	—	—	17.979	17.446	18.086	16.930	16.547	15.615	13.962	13.793
Venture No. of Units	—	—	213,981	303,628	420,937	562,231	579,061	559,423	377,861	125,720
NY Venture No. of Units	—	—	16,010	36,321	36,695	37,664	39,145	39,504	22,773	4,751
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	12.420	12.033	12.456	—	—	—	—	—	—
Value at End of Year	—	—	12.420	12.033	—	—	—	—	—	—
Venture No. of Units	—	—	143,405	60,109	—	—	—	—	—	—
NY Venture No. of Units	—	—	30,882	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	19.046	19.814	18.613	18.255	17.288	15.512	15.378	14.448
Value at End of Year	—	—	—	19.046	19.814	18.613	18.255	17.288	15.512	15.378
NY Venture No. of Units	—	—	—	6,736	7,962	8,728	7,002	7,342	8,135	2,837
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	—	19.934	12.500	—	—	—	—	—	—	—
Value at End of Year	—	—	19.934	—	—	—	—	—	—	—
NY Venture No. of Units	—	—	5,890	—	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Total Stock Market Index Trust - Series I Shares (units first credited 05-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	19.105	19.498	17.738	13.485	11.841	11.974	10.361	8.154	13.167	12.697
Value at End of Year	21.172	19.105	19.498	17.738	13.485	11.841	11.974	10.361	8.154	13.167
Ven 22, 20 No. of Units	254,248	270,053	276,765	219,054	253,072	286,623	359,944	421,864	453,825	665,016
Ven 24 No. of Units	7,737	9,192	10,172	10,704	11,194	11,208	11,254	14,102	23,928	32,483
Ven 22, 20 Contracts with GEM
Value at Start of Year	20.088	20.543	18.726	14.264	12.550	12.717	11.026	8.694	14.068	13.593
Value at End of Year	22.217	20.088	20.543	18.726	14.264	12.550	12.717	11.026	8.694	14.068
No. of Units	4,408	4,612	4,577	4,831	3,272	3,240	5,080	5,058	5,075	6,714
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	18.639	19.089	17.427	13.295	11.715	11.889	10.323	8.152	13.211	12.784
Value at End of Year	20.583	18.639	19.089	17.427	13.295	11.715	11.889	10.323	8.152	13.211
No. of Units	7,631	7,492	7,147	10,736	16,627	16,772	22,983	31,149	41,232	67,979
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	19.105	19.498	17.738	13.485	11.841	11.974	10.361	8.154	13.167	12.697
Value at End of Year	21.172	19.105	19.498	17.738	13.485	11.841	11.974	10.361	8.154	13.167
Ven 7, 8 No. of Units	41,223	34,135	37,205	36,711	31,435	36,952	35,984	39,379	44,700	57,373
Ven 9 No. of Units	7,539	9,405	8,740	9,474	8,191	6,904	6,974	8,912	10,484	11,588
Ven 3 Contracts with no Optional Riders
Value at Start of Year	19.105	11.841	—	—	—	11.974	10.361	8.154	13.167	12.697
Value at End of Year	21.172	19.105	—	—	—	11.841	11.974	10.361	8.154	13.167
No. of Units	1,177	1,661	—	—	—	589	596	597	598	3,558
Total Stock Market Index Trust - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	13.162	—	—	—	—	—	—	—	—	—
Venture No. of Units	2,213	—	—	—	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	25.215	25.786	23.495	17.903	15.758	15.955	13.842	10.922	17.662	17.062
Value at End of Year	27.886	25.215	25.786	23.495	17.903	15.758	15.955	13.842	10.922	17.662
Ven 22, 20 No. of Units	124,013	135,268	177,334	165,239	164,918	179,449	272,643	453,997	490,041	525,072
Ven 24 No. of Units	35,607	38,759	36,169	36,692	57,748	60,606	69,812	69,603	102,186	73,858
Ven 22, 20 Contracts with GEM
Value at Start of Year	24.537	25.142	22.954	17.526	15.457	15.681	13.632	10.777	17.464	16.904
Value at End of Year	27.082	24.537	25.142	22.954	17.526	15.457	15.681	13.632	10.777	17.464
No. of Units	21,338	22,417	9,882	3,050	7,295	5,353	5,812	10,832	13,892	12,964
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	13.153	—	—	—	—	—	—	—	—	—
No. of Units	85	—	—	—	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	24.039	24.670	22.557	17.248	15.235	15.479	13.477	10.671	17.317	16.787
Value at End of Year	26.493	24.039	24.670	22.557	17.248	15.235	15.479	13.477	10.671	17.317
No. of Units	3,418	4,922	5,180	5,489	9,444	25,415	34,898	43,062	62,135	67,533
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	17.662	17.045
Value at End of Year	—	—	—	—	—	—	—	—	10.922	17.662
No. of Units	—	—	—	—	—	—	—	—	4,558	4,559
Ultra Short Term Bond Trust - Series II Shares (units first credited 08-02-2010)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	11.685	11.838	12.011	12.183	12.279	12.431	12.500	—	—	—
Value at End of Year	11.589	11.685	11.838	12.011	12.183	12.279	12.431	—	—	—
Venture No. of Units	291,475	1,135,201	2,488,609	2,448,343	1,542,782	1,646,621	495,795	—	—	—
NY Venture No. of Units	29,810	18,127	60,982	131,008	167,903	162,673	9,795	—	—	—
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	12.035	12.174	12.334	12.491	—	—	—	—	—	—
Value at End of Year	11.954	12.035	12.174	12.334	—	—	—	—	—	—
Venture No. of Units	3,824,975	2,502,469	521,296	279,099	—	—	—	—	—	—
NY Venture No. of Units	126,130	82,558	113,904	—	—	—	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	11.528	11.708	11.909	12.109	12.236	12.418	12.500	—	—	—
Value at End of Year	11.404	11.528	11.708	11.909	12.109	12.236	12.418	—	—	—
Ven 22, 20 No. of Units	2,145,616	2,269,922	1,896,657	1,542,141	778,996	840,580	222,041	—	—	—
Ven 24 No. of Units	207,867	192,927	104,037	183,761	72,905	29,852	1,824	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	11.403	11.605	11.828	12.201	—	12.407	12.500	—	—	—
Value at End of Year	11.259	11.403	11.605	11.828	—	12.201	12.407	—	—	—
No. of Units	62,719	63,136	141,409	140,307	—	12,367	61	—	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	11.868	12.080	12.219	12.413	12.500	—	—	—
Value at End of Year	—	—	—	11.868	12.080	12.219	12.413	—	—	—
No. of Units	—	—	—	22,433	19,942	2,363	721	—	—	—
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	11.559	11.734	11.929	12.124	—	—	—	—	—	—
Value at End of Year	11.441	11.559	11.734	11.929	—	—	—	—	—	—
No. of Units	15,455	23,912	19,218	4,092	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	11.311	11.528	11.768	12.007	12.176	12.400	12.500	—	—	—
Value at End of Year	11.151	11.311	11.528	11.768	12.007	12.176	12.400	—	—	—
No. of Units	217,302	34,834	59,665	95,665	57,112	38,915	15,518	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	11.559	11.734	11.929	12.124	12.244	12.420	12.500	—	—	—
Value at End of Year	11.441	11.559	11.734	11.929	12.124	12.244	12.420	—	—	—
Venture No. of Units	280,631	726,423	790,418	1,423,890	797,902	508,483	111,981	—	—	—
NY Venture No. of Units	26,086	17,126	50,354	134,496	32,500	44,480	4,224	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	11.653	11.812	11.991	12.168	—	—	—	—	—	—
Value at End of Year	11.552	11.653	11.812	11.991	—	—	—	—	—	—
Venture No. of Units	1,668,906	765,649	341,095	83,500	—	—	—	—	—	—
NY Venture No. of Units	141,768	58,430	37,808	21,844	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	11.788	12.500	—	—	—	—	—	—
Value at End of Year	—	—	—	11.788	—	—	—	—	—	—
NY Venture No. of Units	—	—	—	1,953	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	11.434	11.631	11.848	12.065	—	—	—	—	—	—
Value at End of Year	11.295	11.434	11.631	11.848	—	—	—	—	—	—
NY Venture No. of Units	18,196	22,201	7,936	4,906	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	11.528	11.708	11.909	12.109	12.236	12.418	12.500	—	—	—
Value at End of Year	11.404	11.528	11.708	11.909	12.109	12.236	12.418	—	—	—
Ven 9 No. of Units	26,985	20,063	15,237	15,170	4,176	4,888	—	—	—	—
No. of Units	208,244	204,034	134,427	113,174	26,774	39,365	8,458	—	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	11.528	11.708	11.909	12.109	12.236	12.418	12.500	—	—	—
Value at End of Year	11.404	11.528	11.708	11.909	12.109	12.236	12.418	—	—	—
No. of Units	86,821	58,330	35,942	24,512	8,670	4,896	1,651	—	—	—
U.S. Core Trust (merged into Fundamental Value Trust eff 11-07-2008) - Series I Shares (units first credited 04-23-1991)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	32.899
Value at End of Year	—	—	—	—	—	—	—	—	—	32.850
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	—	7,876,734
Ven 24 No. of Units	—	—	—	—	—	—	—	—	—	246,890
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.256
Value at End of Year	—	—	—	—	—	—	—	—	—	11.217
No. of Units	—	—	—	—	—	—	—	—	—	187,112

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	10.608
Value at End of Year	—	—	—	—	—	—	—	—	—	10.555
No. of Units	—	—	—	—	—	—	—	—	—	808,067
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	—	32.899
Value at End of Year	—	—	—	—	—	—	—	—	—	32.850
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	—	—	3,660,572
Ven 9 No. of Units	—	—	—	—	—	—	—	—	—	1,020,861
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	—	32.899
Value at End of Year	—	—	—	—	—	—	—	—	—	32.850
No. of Units	—	—	—	—	—	—	—	—	—	246,608
U.S. Core Trust (merged into Fundamental Value Trust eff 11-07-2008) - Series II Shares (units first credited 05-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.579
Value at End of Year	—	—	—	—	—	—	—	—	—	14.518
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	—	1,008,394
Ven 24 No. of Units	—	—	—	—	—	—	—	—	—	265,481
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.445
Value at End of Year	—	—	—	—	—	—	—	—	—	14.355
No. of Units	—	—	—	—	—	—	—	—	—	89,832
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.345
Value at End of Year	—	—	—	—	—	—	—	—	—	14.234
No. of Units	—	—	—	—	—	—	—	—	—	276,808
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.579
Value at End of Year	—	—	—	—	—	—	—	—	—	14.518
Ven 9 No. of Units	—	—	—	—	—	—	—	—	—	814
U.S. Equity Trust (merged into 500 Index Trust5 B eff 10-21-2016) - Series I Shares (units first credited 04-27-2012)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.463	17.616	16.090	12.725	12.500	—	—	—	—	—
Value at End of Year	—	17.463	17.616	16.090	12.725	—	—	—	—	—
Ven 22, 20 No. of Units	—	2,383,263	2,710,583	3,166,721	3,635,635	—	—	—	—	—
Ven 24 No. of Units	—	34,330	45,503	54,486	62,773	—	—	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	17.335	17.522	16.036	12.707	12.500	—	—	—	—	—
Value at End of Year	—	17.335	17.522	16.036	12.707	—	—	—	—	—
No. of Units	—	14,523	14,745	15,076	15,412	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.239	17.452	15.995	12.694	12.500	—	—	—	—	—
Value at End of Year	—	17.239	17.452	15.995	12.694	—	—	—	—	—
No. of Units	—	41,210	49,586	58,625	64,929	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	17.463	17.616	16.090	12.725	12.500	—	—	—	—	—
Value at End of Year	—	17.463	17.616	16.090	12.725	—	—	—	—	—
Ven 7, 8 No. of Units	—	1,971,427	2,231,428	2,544,277	2,908,241	—	—	—	—	—
Ven 9 No. of Units	—	463,455	501,755	562,669	627,325	—	—	—	—	—
Ven 3 Contracts with no Optional Riders
Value at Start of Year	17.463	17.616	16.090	12.725	12.500	—	—	—	—	—
Value at End of Year	—	17.463	17.616	16.090	12.725	—	—	—	—	—
No. of Units	—	208,366	236,713	250,604	289,567	—	—	—	—	—
Ven 1 Contracts with no Optional Riders
Value at Start of Year	17.532	17.667	16.119	12.734	12.500	—	—	—	—	—
Value at End of Year	—	17.532	17.667	16.119	12.734	—	—	—	—	—
No. of Units	—	15,423	16,219	16,228	16,238	—	—	—	—	—

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
U.S. Equity Trust (merged into 500 Index Trust5 B eff 10-21-2016) - Series II Shares (units first credited 04-27-2012)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	17.337	17.524	16.044	12.704	12.500	—	—	—	—	—
Value at End of Year	—	17.337	17.524	16.044	12.704	—	—	—	—	—
Ven 22, 20 No. of Units	—	106,212	126,727	156,455	159,433	—	—	—	—	—
Ven 24 No. of Units	—	28,163	37,151	38,190	53,340	—	—	—	—	—
Ven 22, 20 Contracts with GEM
Value at Start of Year	17.210	17.430	15.990	12.687	12.500	—	—	—	—	—
Value at End of Year	—	17.210	17.430	15.990	12.687	—	—	—	—	—
No. of Units	—	2,489	2,654	2,767	3,931	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	17.115	17.360	15.950	12.674	12.500	—	—	—	—	—
Value at End of Year	—	17.115	17.360	15.950	12.674	—	—	—	—	—
No. of Units	—	6,872	4,592	5,922	13,820	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	17.337	17.524	16.044	12.704	12.500	—	—	—	—	—
Value at End of Year	—	17.337	17.524	16.044	12.704	—	—	—	—	—
Ven 9 No. of Units	—	386	399	411	423	—	—	—	—	—
U.S. Global Leaders Growth Trust (merged into Blue Chip Growth Trust eff 04-25-2008) - Series I Shares (units first credited 05-01-2005)
Ven 24, 21, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	10.418
Value at End of Year	—	—	—	—	—	—	—	—	—	13.341
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	—	744,749
Ven 24 No. of Units	—	—	—	—	—	—	—	—	—	4,951
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.987
Value at End of Year	—	—	—	—	—	—	—	—	—	13.243
No. of Units	—	—	—	—	—	—	—	—	—	16,151
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.935
Value at End of Year	—	—	—	—	—	—	—	—	—	13.171
No. of Units	—	—	—	—	—	—	—	—	—	84,381
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.056
Value at End of Year	—	—	—	—	—	—	—	—	—	13.341
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	—	—	178,105
Ven 9 No. of Units	—	—	—	—	—	—	—	—	—	2,371
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.056
Value at End of Year	—	—	—	—	—	—	—	—	—	13.341
No. of Units	—	—	—	—	—	—	—	—	—	203
U.S. Global Leaders Growth Trust (merged into Blue Chip Growth Trust eff 04-25-2008) - Series II Shares (units first credited 05-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.030
Value at End of Year	—	—	—	—	—	—	—	—	—	13.296
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	—	374,742
Ven 24 No. of Units	—	—	—	—	—	—	—	—	—	106,517
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.961
Value at End of Year	—	—	—	—	—	—	—	—	—	13.199
No. of Units	—	—	—	—	—	—	—	—	—	54,326
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.909
Value at End of Year	—	—	—	—	—	—	—	—	—	13.127
No. of Units	—	—	—	—	—	—	—	—	—	64,991

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
U.S. Government Securities Trust (merged into Short Term Government Income Trust eff 05-03-2010) - Series I Shares (units first credited 03-18-1988)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	23.317	23.984	23.582
Value at End of Year	—	—	—	—	—	—	—	24.921	23.317	23.984
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	1,318,617	1,558,790	1,709,656
Ven 24 No. of Units	—	—	—	—	—	—	—	59,392	105,303	97,984
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	14.281	14.720	14.502
Value at End of Year	—	—	—	—	—	—	—	15.234	14.281	14.720
No. of Units	—	—	—	—	—	—	—	32,307	41,701	38,059
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	14.966	15.448	15.242
Value at End of Year	—	—	—	—	—	—	—	15.940	14.966	15.448
No. of Units	—	—	—	—	—	—	—	220,522	299,741	398,335
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	23.317	23.984	23.582
Value at End of Year	—	—	—	—	—	—	—	24.921	23.317	23.984
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	693,719	790,712	889,595
Ven 9 No. of Units	—	—	—	—	—	—	—	292,161	326,422	385,519
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	23.317	23.984	23.582
Value at End of Year	—	—	—	—	—	—	—	24.921	23.317	23.984
No. of Units	—	—	—	—	—	—	—	70,232	62,074	66,069
U.S. Government Securities Trust (merged into Short Term Government Income Trust eff 05-03-2010) - Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	12.862	13.228	13.001
Value at End of Year	—	—	—	—	—	—	—	13.760	12.862	13.228
Venture No. of Units	—	—	—	—	—	—	—	257,580	144,268	22,961
NY Venture No. of Units	—	—	—	—	—	—	—	4,543	350	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	13.476	13.894	13.690
Value at End of Year	—	—	—	—	—	—	—	14.381	13.476	13.894
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	761,457	905,277	707,094
Ven 24 No. of Units	—	—	—	—	—	—	—	209,810	244,735	175,887
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	13.298	13.739	13.564
Value at End of Year	—	—	—	—	—	—	—	14.163	13.298	13.739
No. of Units	—	—	—	—	—	—	—	60,840	65,035	56,946
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	12.742	13.151	12.971
Value at End of Year	—	—	—	—	—	—	—	13.585	12.742	13.151
No. of Units	—	—	—	—	—	—	—	20,471	5,525	6,805
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	13.166	13.623	13.470
Value at End of Year	—	—	—	—	—	—	—	14.002	13.166	13.623
No. of Units	—	—	—	—	—	—	—	393,895	474,395	465,221
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	12.793	13.184	12.984
Value at End of Year	—	—	—	—	—	—	—	13.660	12.793	13.184
Venture No. of Units	—	—	—	—	—	—	—	151,455	138,052	10,879
NY Venture No. of Units	—	—	—	—	—	—	—	9,358	6,374	4,493
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	13.210	13.661	13.548
Value at End of Year	—	—	—	—	—	—	—	14.055	13.210	13.661
NY Venture No. of Units	—	—	—	—	—	—	—	4,471	3,191	3,527
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	13.476	13.894	13.690
Value at End of Year	—	—	—	—	—	—	—	14.381	13.476	13.894
No. of Units	—	—	—	—	—	—	—	18,744	23,276	23,278

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
U.S. High Yield Bond Trust (merged into High Yield Trust eff 11-08-2010) - Series II Shares (units first credited 05-01-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	10.959	14.077	13.903
Value at End of Year	—	—	—	—	—	—	—	15.818	10.959	14.077
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	133,900	47,141	25,434
Ven 24 No. of Units	—	—	—	—	—	—	—	11,704	12,618	11,916
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	10.879	14.003	13.857
Value at End of Year	—	—	—	—	—	—	—	15.672	10.879	14.003
No. of Units	—	—	—	—	—	—	—	4,655	1,999	1,150
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	10.819	13.947	13.823
Value at End of Year	—	—	—	—	—	—	—	15.562	10.819	13.947
No. of Units	—	—	—	—	—	—	—	2,839	2,162	2,563
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	10.959	14.077	13.903
Value at End of Year	—	—	—	—	—	—	—	15.818	10.959	14.077
No. of Units	—	—	—	—	—	—	—	12,000	1,095	3,677
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	—	—
Value at End of Year	—	—	—	—	—	—	—	15.818	—	—
No. of Units	—	—	—	—	—	—	—	412	—	—
U.S. Large Cap Trust (formerly U.S. Large Cap Value Trust) (merged into American Growth-Income Trust eff 05-01-2009) Series I Shares (units first credited 05-01-1999)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	14.911	15.174
Value at End of Year	—	—	—	—	—	—	—	—	8.985	14.911
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	5,293,370	7,069,399
Ven 24 No. of Units	—	—	—	—	—	—	—	—	179,029	225,964
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	13.688	13.958
Value at End of Year	—	—	—	—	—	—	—	—	8.232	13.688
No. of Units	—	—	—	—	—	—	—	—	53,332	61,230
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	14.068	14.367
Value at End of Year	—	—	—	—	—	—	—	—	8.447	14.068
No. of Units	—	—	—	—	—	—	—	—	254,260	341,730
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	14.911	15.174
Value at End of Year	—	—	—	—	—	—	—	—	8.985	14.911
Ven 7, 8 No. of Units	—	—	—	—	—	—	—	—	400,460	532,372
Ven 9 No. of Units	—	—	—	—	—	—	—	—	134,139	176,765
Ven 3 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	14.911	15.174
Value at End of Year	—	—	—	—	—	—	—	—	8.985	14.911
No. of Units	—	—	—	—	—	—	—	—	32,836	49,020
U.S. Large Cap Trust (formerly U.S. Large Cap Value Trust) (merged into American Growth-Income Trust eff 05-01-2009) Series II Shares (units first credited 05-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	12.710	12.925
Value at End of Year	—	—	—	—	—	—	—	—	7.664	12.710
Venture No. of Units	—	—	—	—	—	—	—	—	125,264	75,475
NY Venture No. of Units	—	—	—	—	—	—	—	—	3,012	3,419
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	16.014	16.326
Value at End of Year	—	—	—	—	—	—	—	—	9.632	16.014
Ven 22, 20 No. of Units	—	—	—	—	—	—	—	—	946,513	1,077,333
Ven 24 No. of Units	—	—	—	—	—	—	—	—	240,880	235,754

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 22, 20 Contracts with GEM
Value at Start of Year	—	—	—	—	—	—	—	—	15.834	16.175
Value at End of Year	—	—	—	—	—	—	—	—	9.505	15.834
No. of Units	—	—	—	—	—	—	—	—	49,925	51,511
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	12.636	12.895
Value at End of Year	—	—	—	—	—	—	—	—	7.592	12.636
No. of Units	—	—	—	—	—	—	—	—	5,721	4,896
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	15.701	16.063
Value at End of Year	—	—	—	—	—	—	—	—	9.410	15.701
No. of Units	—	—	—	—	—	—	—	—	144,047	187,746
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	12.668	12.908
Value at End of Year	—	—	—	—	—	—	—	—	7.623	12.668
Venture No. of Units	—	—	—	—	—	—	—	—	65,901	45,219
NY Venture No. of Units	—	—	—	—	—	—	—	—	2,624	607
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	—	—	—	—	—	—	15.745	16.100
Value at End of Year	—	—	—	—	—	—	—	—	9.442	15.745
NY Venture No. of Units	—	—	—	—	—	—	—	—	1,805	1,839
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.326
Value at End of Year	—	—	—	—	—	—	—	—	—	16.014
Ven 9 No. of Units	—	—	—	—	—	—	—	—	—	407
Utilities Trust - Series I Shares (units first credited 04-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	25.903	30.817	27.757	23.347	20.833	19.809	17.633	13.367	22.096	17.589
Value at End of Year	28.443	25.903	30.817	27.757	23.347	20.833	19.809	17.633	13.367	22.096
Ven 22, 20 No. of Units	231,077	259,702	300,556	310,322	322,412	395,336	441,147	550,462	655,193	1,106,668
Ven 24 No. of Units	7,548	8,732	11,522	11,261	17,186	23,470	30,508	39,108	30,000	48,941
Ven 22, 20 Contracts with GEM
Value at Start of Year	25.153	29.985	27.062	22.808	20.393	19.429	17.330	13.164	21.803	17.391
Value at End of Year	27.565	25.153	29.985	27.062	22.808	20.393	19.429	17.330	13.164	21.803
No. of Units	6,161	5,938	6,520	6,349	11,470	12,618	15,566	18,728	22,973	24,492
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	24.605	29.376	26.552	22.412	20.069	19.150	17.105	13.013	21.586	17.243
Value at End of Year	26.924	24.605	29.376	26.552	22.412	20.069	19.150	17.105	13.013	21.586
No. of Units	34,056	33,714	35,931	37,234	39,596	45,152	50,708	79,438	83,485	129,163
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	25.903	30.817	27.757	23.347	20.833	19.809	17.633	13.367	22.096	17.589
Value at End of Year	28.443	25.903	30.817	27.757	23.347	20.833	19.809	17.633	13.367	22.096
Ven 7, 8 No. of Units	49,912	55,367	74,053	68,005	78,056	80,849	80,849	90,925	95,471	156,114
Ven 9 No. of Units	8,862	7,334	10,870	12,089	15,465	19,894	22,220	30,131	32,278	47,480
Ven 3 Contracts with no Optional Riders
Value at Start of Year	25.903	30.817	27.757	23.347	20.833	19.809	17.633	13.367	22.096	17.589
Value at End of Year	28.443	25.903	30.817	27.757	23.347	20.833	19.809	17.633	13.367	22.096
No. of Units	3,420	2,410	5,142	5,057	7,568	9,272	10,102	20,035	18,691	20,683
Utilities Trust - Series II Shares (units first credited 05-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	39.361	46.970	42.373	35.705	31.943	30.394	27.127	20.611	34.118	27.223
Value at End of Year	43.147	39.361	46.970	42.373	35.705	31.943	30.394	27.127	20.611	34.118
Ven 22, 20 No. of Units	72,492	88,666	108,510	122,365	155,471	230,852	238,750	278,931	328,004	414,891
Ven 24 No. of Units	20,701	21,454	26,773	33,266	39,342	46,817	48,192	62,673	65,881	66,225
Ven 22, 20 Contracts with GEM
Value at Start of Year	38.302	45.798	41.398	34.953	31.333	29.873	26.716	20.339	33.736	26.973
Value at End of Year	41.902	38.302	45.798	41.398	34.953	31.333	29.873	26.716	20.339	33.736
No. of Units	2,809	3,289	3,756	4,240	8,270	12,480	13,914	16,596	23,379	26,950

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	37.526	44.938	40.681	34.399	30.884	29.489	26.411	20.138	33.452	26.786
Value at End of Year	40.992	37.526	44.938	40.681	34.399	30.884	29.489	26.411	20.138	33.452
No. of Units	18,846	19,110	34,299	38,147	47,076	55,122	68,818	74,075	76,017	94,666
Value Trust - Series I Shares (units first credited 01-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	42.934	47.788	44.127	33.050	28.545	28.666	23.785	17.085	29.304	27.463
Value at End of Year	49.010	42.934	47.788	44.127	33.050	28.545	28.666	23.785	17.085	29.304
Ven 22, 20 No. of Units	518,292	614,892	699,492	883,909	1,008,633	1,165,545	1,352,600	1,567,682	1,993,547	2,738,144
Ven 24 No. of Units	17,511	18,557	19,890	23,683	26,710	29,546	34,694	42,530	48,782	65,009
Ven 22, 20 Contracts with GEM
Value at Start of Year	29.216	32.585	30.149	22.626	19.581	19.704	16.381	11.790	20.263	19.028
Value at End of Year	33.284	29.216	32.585	30.149	22.626	19.581	19.704	16.381	11.790	20.263
No. of Units	13,199	14,073	14,439	14,797	15,971	21,473	23,922	25,404	26,314	48,833
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	36.872	41.185	38.163	28.683	24.861	25.054	20.861	15.037	25.882	24.341
Value at End of Year	41.943	36.872	41.185	38.163	28.683	24.861	25.054	20.861	15.037	25.882
No. of Units	18,979	20,418	24,512	30,454	37,049	43,314	54,786	63,843	92,292	129,408
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	42.934	47.788	44.127	33.050	28.545	28.666	23.785	17.085	29.304	27.463
Value at End of Year	49.010	42.934	47.788	44.127	33.050	28.545	28.666	23.785	17.085	29.304
Ven 7, 8 No. of Units	72,173	79,315	89,607	104,043	120,988	136,308	165,841	188,301	242,452	308,190
Ven 9 No. of Units	43,249	47,253	49,723	56,066	62,099	74,130	83,349	93,637	117,902	162,877
Ven 3 Contracts with no Optional Riders
Value at Start of Year	42.934	47.788	44.127	33.050	28.545	28.666	23.785	17.085	29.304	27.463
Value at End of Year	49.010	42.934	47.788	44.127	33.050	28.545	28.666	23.785	17.085	29.304
No. of Units	3,938	4,153	4,523	8,740	6,860	14,492	12,249	13,232	14,568	21,249
Value Trust - Series II Shares (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits (Contracts within first 7 Contract Years)
Value at Start of Year	21.424	23.848	22.008	16.479	14.226	14.271	11.836	8.504	14.571	13.648
Value at End of Year	—	21.424	23.848	22.008	16.479	14.226	14.271	11.836	8.504	14.571
Venture No. of Units	—	13,757	33,736	96,355	112,657	113,129	124,746	123,449	129,860	114,627
NY Venture No. of Units	—	1,116	3,052	11,138	15,239	18,480	19,007	18,276	17,557	18,807
Venture 2006 Contracts with no Optional Benefits (Contracts past the 7th Contract Anniversary)
Value at Start of Year	16.546	18.390	16.946	12.669	—	—	—	—	—	—
Value at End of Year	18.931	16.546	18.390	16.946	—	—	—	—	—	—
Venture No. of Units	64,322	63,978	68,696	16,984	—	—	—	—	—	—
NY Venture No. of Units	9,072	9,745	13,124	5,129	—	—	—	—	—	—
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year	29.881	33.345	30.850	23.156	20.041	20.155	16.758	12.071	20.734	19.469
Value at End of Year	34.053	29.881	33.345	30.850	23.156	20.041	20.155	16.758	12.071	20.734
Ven 22, 20 No. of Units	160,436	175,061	198,860	254,609	267,932	263,416	344,384	377,567	434,102	499,597
Ven 24 No. of Units	13,448	14,433	16,468	21,981	30,308	30,807	38,299	41,206	47,727	60,138
Ven 22, 20 Contracts with GEM
Value at Start of Year	29.077	32.512	30.140	22.668	19.658	19.809	16.504	11.911	20.501	19.290
Value at End of Year	33.070	29.077	32.512	30.140	22.668	19.658	19.809	16.504	11.911	20.501
No. of Units	4,889	5,106	6,189	6,391	6,519	6,793	8,212	10,034	15,573	42,700
Venture 2006 Contracts with Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	21.425	16.098	13.946	14.039	11.685	8.425	14.486	13.616
Value at End of Year	—	—	—	21.425	16.098	13.946	14.039	11.685	8.425	14.486
No. of Units	—	—	—	8,141	10,896	13,248	14,560	16,142	17,369	14,280
Venture 2006 Contracts with Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	21.013	23.437	21.673	16.260	—	—	—	—	—	—
Value at End of Year	23.959	21.013	23.437	21.673	—	—	—	—	—	—
No. of Units	4,832	5,627	8,179	1,067	—	—	—	—	—	—
Ven 24 Contracts with Payment Enhancement
Value at Start of Year	28.488	31.901	29.618	22.309	19.376	19.554	16.316	11.793	20.329	19.156
Value at End of Year	32.351	28.488	31.901	29.618	22.309	19.376	19.554	16.316	11.793	20.329
No. of Units	20,646	26,006	44,790	48,327	43,830	44,022	50,988	60,081	61,046	79,599

Venture Prior

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts within first 7 Contract Years)
Value at Start of Year	21.013	23.437	21.673	16.260	14.065	14.138	11.750	8.459	14.523	13.630
Value at End of Year	—	21.013	23.437	21.673	16.260	14.065	14.138	11.750	8.459	14.523
Venture No. of Units	—	6,993	25,311	42,464	59,934	66,856	73,259	66,869	53,430	60,352
NY Venture No. of Units	—	1,462	2,642	4,679	5,293	5,537	5,778	3,618	2,514	2,056
Venture 2006 Contracts with Annual Step-Up Death Benefit (Contracts past the 7th Contract Anniversary)
Value at Start of Year	16.444	18.314	16.910	12.667	—	—	—	—	—	—
Value at End of Year	18.778	16.444	18.314	16.910	—	—	—	—	—	—
Venture No. of Units	39,553	40,035	15,580	11,026	—	—	—	—	—	—
NY Venture No. of Units	2,846	1,079	1,535	—	—	—	—	—	—	—
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts within first 7 Contract Years)
Value at Start of Year	—	—	29.791	22.428	19.470	19.639	16.379	11.833	20.386	19.201
Value at End of Year	—	—	—	29.791	22.428	19.470	19.639	16.379	11.833	20.386
NY Venture No. of Units	—	—	—	1,107	1,347	1,369	929	998	1,057	1,014
Venture 2006 Contracts with Annual Step-Up Death Benefit and Payment Enhancement (Contracts past the 7th Contract Anniversary)
Value at Start of Year	29.276	32.718	30.316	22.789	—	—	—	—	—	—
Value at End of Year	33.313	29.276	32.718	30.316	—	—	—	—	—	—
NY Venture No. of Units	1,201	1,237	1,196	148	—	—	—	—	—	—
Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year	—	—	—	—	—	—	—	—	—	19.469
Value at End of Year	—	—	—	—	—	—	—	—	—	20.734
Ven 9 No. of Units	—	—	—	—	—	—	—	—	—	592

To obtain a Venture® Variable Annuity

Statement of Additional Information (“SAI”)

Send this request to:

For Contracts issued in a state/jurisdiction other than the State of New York:

Venture® SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

For Contracts issued in the State of New York:

Venture® NY SAI

John Hancock Annuities Service Center

P.O. Box 55445

Boston, MA 02205-5445

cut along dotted line

Please send me a Venture® Variable Annuity Statement of Additional Information dated

May 1, 2017, for

☐    Contracts issued in a state/jurisdiction other than the State of New York (Separate

        Account H).

☐    Contracts issued in the State of New York (Separate Account A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name

Address

City	State	Zip

Venture® is a registered service mark of John Hancock Life Insurance Company (U.S.A.)

and is used under license by John Hancock Life Insurance Company of New York

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Wealthmark Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

May 1, 2017

This Prospectus describes interests in WEALTHMARK flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) that were previously issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. These Contracts are no longer offered for sale, however, you may make Additional Purchase Payments as permitted under your Contract and our administrative rules. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Wealthmark Variable Annuity Contract for the name of your issuing Company.

Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments (to the extent permitted under your Contract) to Variable Investment Options. If you do, we will measure your Contract Value (other than amounts allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.

JOHN HANCOCK VARIABLE INSURANCE TRUST
500 Index Trust B1
Active Bond Trust
American Asset Allocation Trust
American Global Growth Trust
American Growth Trust
American Growth-Income Trust
American International Trust
American New World Trust
Blue Chip Growth Trust
Bond Trust
Capital Appreciation Trust
Capital Appreciation Value Trust Core Bond Trust
Core Strategy Trust
Equity Income Trust
Financial Industries Trust
Fundamental All Cap Core Trust
Fundamental Large Cap Value Trust
Global Bond Trust
Global Trust
Health Sciences Trust

JOHN HANCOCK VARIABLE INSURANCE TRUST
High Yield Trust
International Equity Index Trust B
International Growth Stock Trust
International Small Company Trust
International Value Trust[2]
Investment Quality Bond Trust
Lifestyle Aggressive MVP
Lifestyle Aggressive PS Series
Lifestyle Balanced MVP
Lifestyle Balanced PS Series
Lifestyle Conservative MVP
Lifestyle Conservative PS Series
Lifestyle Growth MVP
Lifestyle Growth PS Series
Lifestyle Moderate MVP
Lifestyle Moderate PS Series
Mid Cap Index Trust
Mid Cap Stock Trust Mid Value Trust
Money Market Trust[3]

JOHN HANCOCK VARIABLE INSURANCE TRUST
Real Estate Securities Trust
Science & Technology Trust
Short Term Government Income Trust
Small Cap Growth Trust
Small Cap Index Trust
Small Cap Opportunities Trust
Small Cap Value Trust
Small Company Value Trust
Strategic Income Opportunities Trust
Total Bond Market Trust B
Total Stock Market Index Trust
Ultra Short Term Bond Trust Utilities Trust
Value Trust

DEUTSCHE FUNDS
Deutsche Equity 500 Index VIP[3]

1 Successor to U.S, Equity Trust.

2 Successor to International Core Trust.

3 Subject to restrictions (see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”).

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

0517:WMRK-1

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
Annuities Service Center		Annuities Service Center
Mailing Address	Overnight Mail Address	Mailing Address	Overnight Mail Address
P.O. Box 55444	30 Dan Road – Suite 55444	P.O. Box 55445	30 Dan Road – Suite 55444
Boston, MA 02205-5444	Canton, MA 02021-2809	Boston, MA 02205-5445	Canton, MA 02021-2809
www.jhannuities.com	(800) 344-1029	www.jhannuitiesnewyork.com	(800) 551-2078

ii

iii

I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 Act: The Investment Company Act of 1940, as amended.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Adjusted Benefit Base: The Riders’ Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

Age 65 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) turns age 65.

Age 95 Contract Anniversary: A term used with our guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person or the older Owner, depending on the Rider, turns age 95.

Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix B: “Optional Enhanced Death Benefits.”

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Annuities Service Center: The mailing address and overnight mail address of our service office is listed on page ii of this Prospectus.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts), and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Asset Allocation Services: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a “Guaranteed Withdrawal Balance” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Benefit Rate: A rate we use to determine a guaranteed withdrawal amount under the guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

1

Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.

Contract: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.

Contract Anniversary: The day in each calendar year after the Contract Date, that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract was issued, or any anniversary of that date.

Covered Person(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a potential way to increase the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a “Bonus” or “Target Amount” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit Period: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a “Bonus Period,” “Lifetime Income Bonus Period,” or the period ending on a “Target Date” in the Rider you purchased. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Credit Rate: The rate that we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Debt: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

Excess Withdrawal: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Financial Account Plan. A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

Fixed Investment Option: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

2

Investment Account: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

Investment Options: The investment choices available to Contract Owners.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Lifetime Income Date: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

Loan Account: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons (co-Owners) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Pay-out Period: The period when we make annuity payments to the Annuitant following the Annuity Commencement Date.

Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contracts.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Reset: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take an Excess Withdrawal (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Rider: An optional benefit that you may have elected for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Settlement Phase: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details.

3

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

Step-Up: A term used with some of our optional benefit Riders to describe a potential way to increase the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and (where applicable) Appendix D: “Optional Guaranteed Minimum Income Benefits” for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider.

Step-Up Date: The date on which we determine whether a Step-Up could occur.

Subaccount: A separate division of the applicable Separate Account.

Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.

Unpaid Loan: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

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II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. Please read carefully this entire Prospectus, including its Appendices, and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which the Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. “Deferred” means payments by a Company begin on a future date under a Contract. “Variable” means amounts in a Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. A Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.

We no longer offer the Contracts described in this Prospectus for sale; however, you may make Additional Purchase Payments as permitted under your Contract.

Who issued my Contract?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

What are some benefits of the Contract?

The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. The amount of the death benefit will vary based on your age at death and how long the Contract has been issued to you. The death benefit amount will be less any amounts deducted in connection with any withdrawals.

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.” In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. If you purchased a Contract for any Qualified Plan, the Contract does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by the plan.

The Contract provides optional death benefits and optional guaranteed minimum withdrawal benefits, each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under Appendix B: “Optional Enhanced Death Benefits” and Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits.”

How does the Contract work?

Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, the Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

Can I invest more money (i.e., make Additional Purchase Payments) in the Contract?

That depends. We accept Additional Purchase Payments for the Contract only in a limited number of circumstances, and you may be unable to make an Additional Purchase Payment.

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Contracts with Guaranteed Minimum Withdrawal Benefit Riders. We impose restrictions on Additional Purchase Payments for Contracts issued with one of our guaranteed minimum withdrawal benefit Riders (see “V. Description of the Contract - Purchase Payments”).

Contracts without Guaranteed Minimum Withdrawal Benefit Riders. The minimum Additional Purchase Payment we accept is $30 without our prior approval. You must obtain our prior approval if an Additional Purchase Payment to any Contract would cause the Contract Value to exceed $1 million, or if your Contract Value already exceeds $1 million. All Additional Purchase Payments must be in U.S. dollars and paid to our Annuities Service Center.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year you become age 70 1⁄2 and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code.

Annuity Pay-out Period. No Additional Purchase Payments may be made for any Contract during the Pay-out Period (see “V. Description of the Contract – Pay-out Period Provisions”).

What charges do I pay under the Contract?

Your Contract has an annual Contract fee of $30. Your Contract’s asset-based charges compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to Contract Value you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date (including withdrawals under a guaranteed minimum withdrawal benefit Rider), or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge depends on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables. The Fee Tables also describe charges and expenses of underlying Portfolios.

What are my investment choices?

Although your Contract allows us to offer both Fixed and Variable Investment Options, we currently offer only Variable Investment Options for Additional Purchase Payments.

Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you have invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

●	You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.
●	Although the Portfolios may invest directly in securities or indirectly, through other underlying funds, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted. If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from the Money Market cannot be replaced (please refer to “V. Description of the Contract – Purchase Payments”).

Restrictions on the Deutsche Equity 500 Index VIP Investment Option. You are not permitted to make new investments in the Deutsche Equity 500 Index VIP Investment Option. Transfers of amounts from other Investment Options into this Investment Option also are not permitted. If you currently have Contract Value in the Deutsche Equity 500 Index VIP Investment Option, you may continue to keep that Contract Value in that Investment Option, but any transfer or withdrawal from it cannot be replaced (please refer to “V. Description of the Contract – Purchase Payments”).

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Fixed Investment Options. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, we may, in the future, make Fixed Investment Options available for Additional Purchase Payments under the Contract. See “V. Description of the Contract – Fixed Investment Options” for additional information. Where available, Fixed Investment Options earn interest at rates we set. Interest rates depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see “V. Description of the Contract – Special Transfer Services – Dollar Cost Averaging” for details.

How can I change my investment choices?

Allocation of Purchase Payments. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for Additional Purchase Payments (to the extent permitted under the Contract and not subject to restrictions) at any time.

Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in “V. Description of the Contract – Transfers Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “Transfers During the Pay-out Period.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust and Deutsche Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During the Pay-out Period”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (See “VI. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with a guaranteed minimum withdrawal benefit Rider may affect the benefits under the Rider (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). A withdrawal may also be subject to income tax and a 10% penalty tax.

What types of optional benefit Riders may have been available to me under the Contract?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you pay the additional charge shown in the Fee Tables. Please review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this Prospectus:

Appendix B: Optional Enhanced Death Benefits

●	Enhanced Earnings Death Benefit – not offered in New York or Washington;
●	Accelerated Beneficiary Protection Death Benefit – not offered in New York or Washington.

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Appendix C: Optional Guaranteed Minimum Withdrawal Benefits

●	Income Plus For Life® 12.08;
●	Income Plus For Life – Joint Life® 12.08;
●	Income Plus For Life® (Quarterly Step-Up Review);
●	Income Plus For Life – Joint Life® (Quarterly Step-Up Review);
●	Income Plus For Life® (Annual Step-Up Review);
●	Income Plus For Life – Joint Life® (Annual Step-Up Review);
●	Principal Plus (formerly known as “Guaranteed Principal Plus”);
●	Principal Plus for Life (formerly known as “Guaranteed Principal Plus for Life”);
●	Principal Plus for Life Plus Automatic Annual Step-Up; and
●	Principal Returns.

We use the term “Income Plus For Life® Series Riders” in the Prospectus to refer to all six Income Plus For Life® Riders issued with the Contracts, i.e., Income Plus For Life® (Annual Step-Up Review); Income Plus For Life – Joint Life® (Annual Step-Up Review); Income Plus For Life® (Quarterly Step-Up Review); Income Plus For Life – Joint Life® (Quarterly Step-Up Review); Income Plus For Life® 12.08; and Income Plus For Life – Joint Life® 12.08.

If you elected to purchase any one of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). We also reserve the right to impose additional restrictions on Investment Options at any time.

Appendix D: Optional Guaranteed Minimum Income Benefits

●	Guaranteed Retirement Income Benefits* – offered by John Hancock USA;
●	Guaranteed Retirement Income Benefits* – offered by John Hancock New York.

* May also, in marketing and other materials, be referred to as “Guaranteed Retirement Income Programs.”

Payment Enhancement Rider. If you purchased your Contract in New York, John Hancock New York offered a Payment Enhancement optional benefit Rider (formerly known as a “Payment Credit” optional Rider.) Under this Rider, John Hancock New York credits a Payment Enhancement equal to 4% (5% for Contracts issued between July 12 and October 30, 2004) of the Purchase Payment and allocates it among Investment Options in the same proportions as your Purchase Payments. Contracts with this feature are subject to a higher withdrawal charge and for a longer period of time. When available, it could only be elected at Contract issue, and it cannot be revoked once elected. Your initial Purchase Payment must have been at least $10,000 to elect the Payment Enhancement Rider. The Payment Enhancement Rider was not available with Contracts issued outside of New York by John Hancock USA.

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

●	withdrawals (including surrenders and systematic withdrawals);
●	payment of any death benefit proceeds;
●	periodic payments under one of our annuity payment options;
●	certain ownership changes; and
●	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

●	the type of the distribution;
●	when the distribution is made;
●	the nature of any Qualified Plan for which the Contract is being used; and
●	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1⁄2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.

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A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any additional tax-deferral benefits beyond the treatment provided by the Qualified Plan. The favorable tax benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plan purchases other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits. Purchasers of Contracts for use with any retirement plan should consult with a qualified tax professional.

We provide additional information on taxes in “VII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.

Do I receive Transaction Confirmations?

We send you a confirmation statement for certain transactions in your Investment Accounts. Please review these transaction confirmations carefully to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. If you have not already done so, please register for electronic delivery of your transaction confirmations by contacting the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on page ii of this Prospectus for more information on electronic transactions.

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III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Wealthmark Contract. The tables also describe the fees and expenses for optional benefit Riders that were available for certain time periods. The items listed under “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” are more completely described under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolios’ prospectuses. Unless otherwise shown, the tables entitled “Contract Owner Transaction Expenses” and “Periodic Fees and Expenses Other than Portfolio Expenses” show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

The following table describes the fees and expenses that you pay at the time you withdraw Contract Values or surrender the Contract (or potentially when you transfer Contract Value between Investment Options). State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

John Hancock USA

Withdrawal Charge (as percentage of Purchase Payments)[2]
First Year Second Year Third Year Fourth Year Fifth Year Sixth Year Seventh Year Thereafter	6% 6% 5% 5% 4% 3% 2% 0%

Transfer Fee[3]

Maximum Fee Current Fee	$25 $ 0

John Hancock New York

Withdrawal Charge (as percentage of Purchase Payments)[2]	With Payment Enhancement Rider	Without Payment Enhancement Rider

First Year Second Year Third Year Fourth Year Fifth Year Sixth Year Seventh Year Eighth Year Thereafter	8% 8% 7% 7% 5% 4% 3% 1% 0%	6% 6% 5% 5% 4% 3% 2% 0% 0%

Transfer Fee[3]

Maximum Fee Current Fee	$25 $ 0	$25 $ 0

[1]	State premium taxes, which currently range from 0.04% to 4.00% of each Purchase Payment (see “VI. Charges and Deductions – Premium Taxes”), may also apply to your Contract.
[2]	The charge is taken upon withdrawal or surrender on a first-in, first-out basis within the specified period of years measured from the date of each Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.
[3]	This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

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The following table describes fees and expenses that you pay periodically during the time that you own the Contract. These tables do not include annual Portfolio operating expenses.

Periodic Fees and Expenses Other than Portfolio Expenses

	John Hancock USA	John Hancock New York
Annual Contract Fee[1]	$ 30	$ 30

Annual Separate Account Expenses[2] (as a percentage of Contract Value in the Variable Investment Options)

Mortality and Expense Risks Fee[3] Administration Fee – asset based	1.25% 0.15%	1.25% 0.15%
Total Annual Separate Account Expenses (With No Optional Benefits Reflected)	1.40%	1.40%

Optional Benefits

Fees Deducted from Separate Account

Optional Enhanced Earnings Death Benefit Fee

Optional Payment Enhancement Fee[4]

Total Annual Separate Account Expenses

(With the Enhanced Earnings Death Benefit and Payment Enhancement Fees reflected, as applicable)

	0.20% not offered 1.60%	not offered 0.35% 1.75%

Other Account Fees deducted from Contract Value
Optional Guaranteed Minimum Income Benefit Rider Fee [5] Guaranteed Retirement Income Benefit II Guaranteed Retirement Income Benefit III	0.45% 0.50%	0.45% not offered
Accelerated Beneficiary Protection Death Benefit[6]	0.50%	not offered
Optional Guaranteed Minimum Withdrawal Benefit Rider Fees (as a percentage of Adjusted Guaranteed Withdrawal Balance)

	Income Plus For Life® (Annual Step-Up Review)[7]	Income Plus For Life – Joint Life® (Annual Step- Up Review) (not available in New York)[7]	Income Plus For Life® (Quarterly Step-Up Review) (issued outside New York)[7]	Income Plus For Life® (Quarterly Step-Up Review) (issued in New York)[7]	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (issued outside New York)[7]	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (issued in New York)[7]	Income Plus For Life® 12.08 (issued outside New York)[7]	Income Plus For Life® 12.08 (issued in New York)[7]

Maximum Fee	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Current Fee	0.60%	0.60%	0.75%	0.70%	0.75%	0.70%	0.85%	0.80%

	Income Plus For Life – Joint Life® 12.08 (issued outside New York)[7]	Income Plus For Life – Joint Life® 12.08 (issued in New York)[7]	Principal Plus For Life Plus Automatic Annual Step-Up8	Principal Plus For Life[9]	Principal Plus[9]	Principal Returns[10]

Maximum Fee	1.20%	1.20%	1.20%	0.75%	0.75%	0.95%
Current Fee	0.85%	0.80%	0.70%	0.40%	0.30%	0.50%

[1]	The $30 annual Contract fee will not be assessed prior to the Maturity Date under a Wealthmark Contract if at the time of its assessment the Contract Value is greater than or equal to $99,000.
[2]	We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.
[3]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
[4]	This is a daily charge reflected as a percentage of the Variable Investment Options. If you elected the optional Payment Enhancement Rider, the guaranteed rate applicable to any Fixed Investment Options is also reduced by 0.35%.
[5]	Guaranteed Retirement Income Benefits could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix D: “Optional Guaranteed Minimum Income Benefits” for availability. This fee is deducted from Contract Value. This is an annual charge applied as a percentage of the Income Base.

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[6]	Subject to state availability, John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit from December 2003 through December 2004. This option benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Benefit II or Guaranteed Retirement Income Benefit III. This fee is deducted from Contract Value. This is an annual charge applied as a percentage of the Accelerated Beneficiary Protection Death Benefit.
[7]	The current charge for each of the Income Plus For Life® Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.
[8]	The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is a percentage of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.1.20% if the Guaranteed Withdrawal Balance is stepped-up to equal the Contract Value. For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.
[9]	The current charge is 0.40% for Principal Plus for Life and 0.30% for Principal Plus. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped-up to equal the Contract Value. This is an annual charge applied as a percentage of the Adjusted Guaranteed Withdrawal Benefit Amount. The charge is deducted on an annual basis from the Contract Value.
[10]	The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is stepped-up to equal the Contract Value.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2015)	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses	0.25%	1.32%

Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. The costs we show include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Examples 1 and 2 pertain to Wealthmark Contracts with optional benefit Riders and Example 3 pertains to Wealthmark Contracts without optional benefit Riders.

Example 1. Maximum Portfolio operating expenses – Wealthmark Contract with optional Riders

Wealthmark Contract with optional benefit Riders: The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Enhanced Earnings Death Benefit and Income Plus For Life® optional benefit Riders and, for John Hancock New York Contracts, the Payment Enhancement and Income Plus For Life® Riders. The Income Plus For Life® Rider was not available at issue of your contract, but you may be eligible to exchange a previously purchased optional guaranteed minimum withdrawal benefit rider for Income Plus For Life®. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA Enhanced Earnings Death Benefit and Income Plus For Life®
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$978	$1,776	$2,610	$4,704
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$426	$1,310	$2,233	$4,704

John Hancock New York Payment Enhancement and Income Plus for Life®
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,176	$2,003	$2,771	$4,833
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$441	$1,353	$2,304	$4,833

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Example 2. Maximum Portfolio operating expenses – Wealthmark Contract with optional Riders

Wealthmark Contract with optional benefit Riders: The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Enhanced Earnings Death Benefit and Principal Plus for Life optional benefit Riders and, for John Hancock New York Contracts, the Payment Enhancement and Principal Plus for Life Riders. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA Enhanced Earnings Death Benefit and Principal Plus for Life
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$929	$1,623	$2,341	$4,085
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$377	$1,152	$1,955	$4,085

John Hancock New York Payment Enhancement and Principal Plus for Life
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$1,126	$1,852	$2,505	$4,219
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$392	$1,195	$2,026	$4,219

Example 3. Maximum Portfolio operating expenses – Wealthmark Contract with previously offered optional benefit Riders

Wealthmark Contract with previously offered optional benefit Riders: The following example assumes that you invest $10,000 in a Contract with the Enhanced Earnings Death Benefit and the previously offered Guaranteed Retirement Income Benefit III optional benefit Rider for John Hancock USA. For John Hancock New York, the example assumes the Contract has the previously offered Guaranteed Retirement Income Benefit II optional benefit Rider. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA Enhanced Earnings Death Benefit and Guaranteed Retirement Income Benefit III
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$902	$1,546	$2,213	$3,830
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$350	$1,072	$1,822	$3,830

John Hancock New York Guaranteed Retirement Income Benefit II
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$879	$1,478	$2,102	$3,620
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$326	$1,000	$1,706	$3,620

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Example 4. Minimum Portfolio operating expenses – Wealthmark Contract with no optional benefit Riders

Wealthmark Contract with no optional benefit Riders: The third example also assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York No Optional Benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$730	$1,029	$1,311	$1,980
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$171	$529	$911	$1,980

We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

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IV. General Information about Us, the Separate Accounts and the Portfolios

The Companies

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is P.O. Box 55445, Boston, MA 02205-5445; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuitiesnewyork.com.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as any Fixed Investment Option, the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or

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(in states where permitted) to restrict or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:

●	the John Hancock Variable Insurance Trust; or
●	the Deutsche Funds.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

Our Managed Volatility Portfolios (“MVP”s)

In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders ), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders ). We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts (and optional benefit Riders). The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract (and/or under optional benefit Riders).

During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.

The five MVPs offered under the Contract have the following objectives and strategies:

Lifestyle Aggressive MVP. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 15% to 18.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to equity securities could be reduced to 0% and its economic exposure to cash and cash equivalents or fixed-income securities could increase to 100%. However, the subadvisor may determine in light of market or economic conditions that the limit should be exceeded to achieve the Portfolio’s objective.

Lifestyle Balanced MVP. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities (either directly or through investment in underlying

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portfolios or derivatives) or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The Portfolio’s exposure to equity securities normally will not exceed 100%.

Lifestyle Conservative MVP. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.

Lifestyle Growth MVP. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.

Lifestyle Moderate MVP. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.

You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

Fees and expenses of the Portfolios include investment management fees, Rule 12b-1 fees and other operating expenses. The fees and expenses are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage

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of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the “American Fund Portfolios” of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments results in any additional charge to you.

Funds of Funds and Master-Feeder Funds

Each of the John Hancock Variable Insurance Trust’s Core Strategy Trust, Lifestyle Aggressive MVP, Lifestyle Balanced MVP, Lifestyle Conservative MVP, Lifestyle Growth MVP, Lifestyle Moderate MVP, Lifestyle Aggressive PS Series, Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Moderate PS Series (“JHVIT Funds of Funds”) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying Portfolios in which it invests. The prospectus for each of the JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of those portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio.

Each of the John Hancock Variable Insurance Trust’s American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World Trusts (“JHVIT American Fund Portfolios”) invests in Class 1 shares of the corresponding investment portfolio of a “master” fund. The JHVIT American Fund Portfolios operate as “feeder funds,” which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding “master fund” which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.

Portfolio Investment Objectives

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the investment objectives of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus (including the prospectus for a master fund for any of the Portfolios that are operated as feeder funds), without charge, by contacting us at the Annuities Service Center website, phone number or address shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Portfolio	Subadviser	Investment Objective
500 Index Trust B (successor to U.S. Equity Trust) Series I, II, NAV	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC[1]	Seeks income and capital appreciation.
American Asset Allocation Trust Series I, II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.
American Global Growth Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks long-term growth of capital.
American Growth Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide growth of capital.
American Growth-Income Trust Series I, II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks to provide growth of capital and income.
American International Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks long-term growth of capital.
American New World Trust Series II	Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	Seeks long-term capital appreciation.
Blue Chip Growth Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks to provide long-term growth of capital. Current income is a secondary objective.
Bond Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks income and capital appreciation.
Capital Appreciation Trust Series I, II	Jennison Associates LLC	Seeks long-term growth of capital.
Capital Appreciation Value Trust Series II	T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
Core Bond Trust Series I, II	Wells Capital Management, Incorporated	Seeks total return consisting of income and capital appreciation.
Core Strategy Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long term growth of capital; current income is also a consideration.
Equity Income Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks to provide substantial dividend income and also long-term growth of capital.
Financial Industries Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks growth of capital.
Fundamental All Cap Core Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks long-term growth of capital.
Fundamental Large Cap Value Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks long-term capital appreciation.
Global Bond Trust Series I, II	Pacific Investment Management Company LLC	Seeks maximum total return, consistent with preservation of capital and prudent investment management.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Portfolio	Subadviser	Investment Objective
Global Trust Series I, II	Templeton Global Advisors Limited	Seeks long-term capital appreciation.
Health Sciences Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks long-term capital appreciation.
High Yield Trust[2] Series I, II	Western Asset Management Company	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.
International Equity Index Trust B Series I, II, NAV	SSgA Funds Management, Inc.	Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock Trust Series II	Invesco Advisers, Inc.	Seeks long term growth of capital.
International Small Company Trust Series I, II	Dimensional Fund Advisors LP	Seeks long-term capital appreciation.
International Value Trust (successor to International Core Trust)[3] Series I, II	Templeton Investment Counsel, LLC	Seeks long-term growth of capital.
Investment Quality Bond Trust Series I, II	Wellington Management Company, LLP	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive MVP Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Lifestyle Aggressive PS Series Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital.
Lifestyle Balanced MVP Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Lifestyle Balanced PS Series Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative MVP Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Lifestyle Conservative PS Series Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a high level of current income with some consideration given to growth of capital.

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JOHN HANCOCK VARIABLE INSURANCE TRUST

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Portfolio	Subadviser	Investment Objective
Lifestyle Growth MVP Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Lifestyle Growth PS Series (successor to Franklin Templeton Founding Allocation Trust) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate MVP Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Lifestyle Moderate PS Series Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Mid Cap Index Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a mid-cap U.S. domestic equity market index.
Mid Cap Stock Trust Series I, II	Wellington Management Company, LLP	Seeks long-term growth of capital.
Mid Value Trust Series I, II	T. Rowe Price Associates, Inc.	Seek long-term capital appreciation.
Money Market Trust Series I, II, NAV	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks to obtain maximum current income consistent with preservation of principal and liquidity.
Real Estate Securities Trust[4] Series I, II	Deutsche Investment Management Americas Inc. (“DIMA”)	Seeks to achieve a combination of long-term capital appreciation and current income.
Science & Technology Trust Series I, II	T. Rowe Price Associates, Inc. and Allianz Global Investors U.S. LLC[5]	Seeks long-term growth of capital. Current income is incidental to the Portfolio’s objective.
Short Term Government Income Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Growth Trust Series I, II	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Small Cap Index Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index.
Small Cap Opportunities Trust Series I, II	Dimensional Fund Advisors LP & Invesco Advisers, Inc.[6]	Seeks long-term capital appreciation.
Small Cap Value Trust Series II	Wellington Management Company, LLP	Seeks long-term capital appreciation.
Small Company Value Trust Series I, II	T. Rowe Price Associates, Inc.	Seeks long-term growth of capital.

21

JOHN HANCOCK VARIABLE INSURANCE TRUST

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”).

Portfolio	Subadviser	Investment Objective
Strategic Income Opportunities Trust Series I, II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income.
Total Bond Market Trust B Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market).
Total Stock Market Index Trust (successor to All Cap Core Trust) Series I, II	John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Ultra Short Term Bond Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
Utilities Trust Series I, II	Massachusetts Financial Services Company	Seeks capital growth and current income.
Value Trust Series I, II	Invesco Advisers, Inc.	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.
DEUTSCHE INVESTMENTS VIT FUNDS
Deutsche Equity 500 Index VIP Series B2	Deutsche Investment Management Americas Inc.[7]	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500® Index”)[8], which emphasizes stocks of large U.S. companies.

[1]	The Active Bond Trust is subadvised by Declaration Management & Research LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

[2]	High Yield Trust is sub-subadvised by Western Asset Management Company Limited.

[3]	The Portfolio is subadvised by Templeton Investment Counsel, LLC under an agreement with Templeton Global Advisors Limited.

[4]	RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

[5]	The Science and Technology Trust is subadvised by T. Rowe Price Associates, Inc. and Allianz Global Investors U.S. LLC, with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary. This allocation may be changed at any time.

[6]	The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Aim Capital Management, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.

[7]	Deutsche Equity 500 Index VIP is subadvised by Northern Trust Investments, Inc. (“NTI”).

[8]	“Standard & Poor’s” and “S&P 500” are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2017, the market capitalizations of companies included in the S&P 500 Index ranged from $2.5 billion to $730.4 billion.

Voting Interest

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely

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instructions, We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

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V. Description of the Contract

Eligible Plans

Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), tax-sheltered annuities, and state and local government deferred compensation plans (see “VII. Federal Tax Matters – Other Qualified Plans,” or you may request a copy of the SAI). The Contracts are not designed to fund a comingled account for multiple participants in a Qualified Plan. The Contracts are designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.

You should consult with a qualified tax professional for more information if you are considering a conversion of your Qualified Contract to a Roth account. You should also consider that:

●	the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split; and
●	any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges.

Please see “VII. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.

Eligibility Restrictions – Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see “VII. Federal Tax Matters – Other Qualified Plans,” or you may request a copy of the SAI from the Annuities Service Center.

Beneficiary IRAs. For all Contracts that offered optional benefit Riders, effective February 2, 2009, we no longer allowed you to establish a new Beneficiary IRA that included any optional benefit Rider, nor do we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional benefit Riders that were otherwise available under the Contract (where applicable, see Appendix B: “Optional Enhanced Death Benefits” Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” and Appendix D: “Optional Guaranteed Minimum Income Benefit(s),” to determine what optional benefit Riders, if any, were available).

We will continue to support existing Beneficiary IRAs that already include optional benefit Riders.

Eligible Groups. John Hancock USA has issued group contracts to Venture® Trust, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with John Hancock Distributors LLC, the principal underwriter of the Contracts.

Accumulation Period Provisions

Purchase Payments

Restrictions on Additional Purchase Payments for Nonqualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

●	You may not make an Additional Purchase Payment, without our prior approval, after the first Contract Anniversary following the Rider Date.
●	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, if your total Additional Purchase Payments would exceed $100,000.

Additional Purchase Payments for Nonqualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:

●	You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
●	You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.

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Restrictions on Additional Purchase Payments for Qualified Contracts (Including IRAs) with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

●	You may not make an Additional Purchase Payment, without our prior approval, at any time after the Age 65 Contract Anniversary on a Qualified Contract with a GMWB Rider.
●	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.

Additional Purchase Payments for Qualified Contracts with a guaranteed minimum withdrawal benefit Rider are also subject to the following:

●	You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
●	You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.

Additional Purchase Payments for Contracts Issued With or Without a Guaranteed Minimum Withdrawal Benefit Rider. Additional Purchase Payments must be at least $30. All Additional Purchase Payments must be in U.S. dollars.

We may provide for periodic Additional Purchase Payments to be automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or deducted from your paycheck (“Payroll Plan”) on a periodic basis. If an Additional Purchase Payment would cause your Contract Values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates (your “total contract values”), to exceed $1 million, or if your total contract values already exceed $1 million, you must obtain our prior approval in order to make the Purchase Payment.

Additional Purchase Payments made through Financial Account Plans and Payroll Plans. Under our current administrative rules, you may request us to accept periodic Additional Purchase Payments under the terms of a Contract issued without a GMWB Rider that are automatically paid or transferred from your Financial Account Plan or in connection with a Payroll Plan. Under our current administrative rules, we will continue to accept periodic Additional Purchase Payments for a Contract with a GMWB Rider when made in connection with a Financial Account Plan or Payroll Plan if:

●	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012;
●	no automatic withdrawal program from your Contract is in effect; and
●	your GMWB Rider is not in the Settlement Phase.

For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year that you become age 70 1⁄2 and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code. We are not responsible for determining if the payment is a “rollover contribution,” and you should consult with a qualified tax professional for additional information.

Initial Purchase Payments. We no longer issue the Contracts and do not accept initial Purchase Payments for new Contracts. We provide information regarding initial Purchase Payment requirements for the Contracts in the SAI.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

●	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and
●	the Contract Value at the end of such two-year period is less than $2,000.

In addition, if your account value becomes less than the annual administration and/or rider fee amounts, we may cancel your Contract, retaining any remaining value to cover a portion of the annual fee costs. If the Contract has a Rider, we will refund the income base amount in the form of a lump sum payment.

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As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs, minus the amount of any withdrawal charge, Rider fee and Unpaid Loan, and minus the $30 annual Contract fee. For IRAs, you must be eligible to make an IRA contribution. For any IRA benefit refund amounts over $200, you must receive prior notice for federal tax withholding election (and state where applicable) and roll over eligibility. The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VII. Federal Tax Matters”).

Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the Investment Options (subject to the restrictions described below). You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).***

Restrictions on the Money Market Investment Option. You are not permitted to make new investments in the Money Market Investment Option. Transfers of amounts from other Investment Options into the Money Market Investment Option also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the Money Market Investment Option, you may continue to keep that Contract Value in Money Market, but any transfer or withdrawal from Money Market cannot be replaced.

Restrictions on the Deutsche Equity 500 Index VIP Investment Option. You are not permitted to make new investments in the Deutsche Equity 500 Index VIP Investment Option. Transfers of amounts from other Investment Options into this Investment Option also are not permitted (please refer to “Transfers You May Make Among Investment Options” in this section, below). If you currently have Contract Value in the Deutsche Equity 500 Index VIP Investment Option, you may continue to keep that Contract Value in that Investment Option, but any transfer or withdrawal from it cannot be replaced. However, if you are enrolled in an Asset Rebalancing Program that includes scheduled transfers of Contract Value into the Deutsche Equity 500 Index VIP Investment Option, then the program will continue to make those transfers (see “Special Transfer Services – Asset Rebalancing Program” in this section, below).

Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:

●	you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders, and we waive our restrictions; or
●	we impose additional restrictions on, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.

Payment Enhancement

The optional Payment Enhancement Rider (previously known as the optional “Payment Credit” Rider) was not available for John Hancock USA Contracts. The Payment Enhancement Rider was only available with Contracts issued in New York by John Hancock New York. You may only have elected the Payment Enhancement Rider at issue and, once elected, the Payment Enhancement Rider is irrevocable. The minimum initial Purchase Payment required to elect the Payment Enhancement Rider was $10,000. We imposed an additional fee for the Payment Enhancement Rider and Contracts with this feature are subject to a higher withdrawal charge for a longer period of time.

If you elected the Payment Enhancement Rider, we will add a Payment Enhancement to your Contract when you make a Purchase Payment. The Payment Enhancement is equal to 4% of the Purchase Payment and is allocated among Investment Options in the same proportion as your Purchase Payment. For John Hancock New York Contracts issued on or after July 12, 2004 and prior to November 1, 2004, the Payment Enhancement is 5%. The Payment Enhancement Rider is funded from John Hancock New York’s General Account.

Purchase Payments Which Are Not Eligible for a Payment Enhancement. If the Owner’s Spouse is the Beneficiary, the Spouse continues the Contract as the new Owner and a death benefit is paid upon the death of the Spouse. For purposes of calculating this death benefit, the death benefit paid upon the first Owner’s death will be treated as a Purchase Payment to the Contract. Such Purchase Payment will not be eligible for a Payment Enhancement.

Tax Considerations. Payment Enhancements are not considered to be “investment in the contract” for income tax purposes (see “VII. Federal Tax Matters”).

Matters to Consider About the Payment Enhancement. There may be circumstances where you may be worse off for having purchased a Contract with a Payment Enhancement as opposed to a Contract without a Payment Enhancement. For example, the

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higher charges for a Contract with a Payment Enhancement may over time exceed the amount of the Payment Enhancement and any earnings thereon. Before making any allowable Additional Purchase Payments, you and your financial representative should consider:

●	The length of time that you plan to own your Contract;
●	The frequency, amount and timing of any partial surrenders; and
●	The amount and frequency of your Additional Purchase Payments.

We expect to make a profit from the Contracts. The charges used to recoup the expense of paying the Payment Enhancement include the withdrawal charge and the asset-based charges (see “VI. Charges and Deductions”).

If you are eligible and would like to make Additional Purchase Payments to a Contract in connection with certain Qualified Plans, then special considerations regarding the Payment Enhancement may apply. Corporate and self-employed pension and profit sharing plans, as well as tax-sheltered annuity plans, are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights, or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether Additional Purchase Payments to your Contract are suitable in connection with such a Qualified Plan, you should consider the effect of the Payment Enhancement on the plan’s compliance with the applicable nondiscrimination requirements. Violation of these nondiscrimination rules can cause loss of the plan’s tax favored status under the Code (see “VII. Federal Tax Matters – Other Qualified Plans”).

Additional Charges for the Payment Enhancement Rider. If you elected the Payment Enhancement Rider, the Separate Account annual expenses are increased by 0.35%. The guaranteed interest rate on Fixed Investment Options is reduced by 0.35%. In addition, each Purchase Payment will be subject to a higher withdrawal charge for a longer period of time. The maximum withdrawal charge if the Payment Enhancement Rider is elected is 8% (as opposed to 6% with no Payment Enhancement Rider) and the withdrawal charge period is 8 years if the Payment Enhancement Rider is elected (as opposed to 7 years with no Payment Enhancement Rider).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing Program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

●	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or

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●	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;
(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and
(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.

Transfers You May Make Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to transfer frequently into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option because such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios, or (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfers-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust and Deutsche Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We reserve the right to take other actions to restrict trading, including, but not limited to:

●	restricting the number of transfers made during a defined period;

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●	restricting the dollar amount of transfers;
●	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
●	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments.

Telephone and Electronic Transactions

We permit you to request transfers by telephone. You may also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact us at the telephone number or internet address shown on page ii of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

●	any loss or theft of your password; or
●	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Dollar Cost Averaging Program

We administer a Dollar Cost Averaging (“DCA”) program. If you entered into a DCA agreement, you may have elected, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permitted for this purpose (the “DCA Source Investment Option”), to other Variable Investment Options (the “Destination Investment Options”), until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if not otherwise restricted) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amounts will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

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The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on a separate authorization form and obtain full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

You should consult with your financial representative to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you need to monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

For rebalancing programs begun on or after October 1, 1996, we permit asset rebalancing only on the following time schedules:

●	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
●	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
●	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s Spouse under the Code. See the SAI for further information regarding the impact of withdrawals from section 403(b) Qualified Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.

When making a partial withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options until exhausted, and then from the Fixed Investment Options beginning with the shortest guarantee period first and ending with the longest guarantee period last. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see “Fixed Investment Options.”

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $300 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Contracts that do not have a guaranteed minimum withdrawal benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.

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When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●	trading on the New York Stock Exchange is restricted;
●	an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;
●	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or
●	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VII. Federal Tax Matters – Other Qualified Plans”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a withdrawal or surrender request in the following circumstances:

●	you have no signed application on file with us; or
●	you are requesting that we mail the amount withdrawn to an alternate address; or
●	you have changed your address within 30 days of the withdrawal or surrender request; or
●	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Special Withdrawal Services – The Income Plan

We administer an Income Plan (“IP”) that permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals outside the IP program are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals taken after the withdrawal charge–free Withdrawal Amount has been exceeded are subject to a withdrawal charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the IP program.

Special Withdrawal Services - The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. Please read “Pre-authorized Withdrawals – The Income Made Easy Program” in Appendix C for more information.

Optional Guaranteed Minimum Withdrawal Benefits

Please see Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for a general description of the Principal Plus (formerly known as “Guaranteed Principal Plus”) and Principal Plus for Life (formerly known as “Guaranteed Principal Plus for Life”) optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. In addition, Appendix C includes a general description of the Income Plus For Life® Series, Principal Plus for Life Plus Automatic Annual Step-Up, and Principal Returns optional benefits Riders for which you may have been eligible to exchange a previously purchased guaranteed minimum withdrawal benefit Rider. We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of

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your investment each year, even if your Contract Value reduces to zero. We increase the amounts we guarantee by a Credit (also referred to as a “Bonus”) if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or “step up” the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we reduce the amounts we guarantee for future withdrawals.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus generally provide for distribution of death benefits if the Owner dies before the Annuity Commencement Date.

Amount of Death Benefit. If any Owner dies, the Death Benefit payable under the Contract will be the greater of:

●	the Contract Value; or
●	the Minimum Death Benefit.

If there is any Debt, the Death Benefit equals the amount described above less the Debt under the Contract. If the oldest Owner was less than 81 years old on the Contract Date, the Minimum Death Benefit will be determined as follows:

●	During the first Contract Year, the Minimum Death Benefit will be the sum of all Purchase Payments made, less any amount deducted in connection with withdrawals.
●	During any subsequent Contract Year, the Minimum Death Benefit will be the greater of (i) or (ii), where:
(i)	is the sum of all Purchase Payments made, less any amount deducted in connection with withdrawals; and
(ii)	is the greatest Anniversary Value prior to the oldest Owner’s turning age 81.
●	The Anniversary Value is equal to the Contract Value on a Contract Anniversary, increased by all Purchase Payments made, less any amount deducted in connection with withdrawals, since that Contract Anniversary.

If the oldest Owner is age 81 or greater on the Contract Date, the Minimum Death Benefit will be the sum of all Purchase Payments made, less any amount deducted in connection with withdrawals.

The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:

(i)	is equal to the death benefit prior to the withdrawal; and
(ii)	is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Payment of Death Benefit. The determination of the death benefit will be made on the date we receive written notice and “proof of death,” as well as all required claims forms in Good Order from all Beneficiaries, at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

●	a certified copy of a death certificate; or
●	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
●	any other proof satisfactory to us.

If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Distribution of Death Benefits. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that were not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, please seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan.

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same

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circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract continues, subject to the following:

●	The Beneficiary becomes the Owner.
●	We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.
●	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving Spouse).
●	We waive withdrawal charges for all future distributions.
●	If the deceased Owner’s Beneficiary is a surviving Spouse, he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the Spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the Spouse. For purposes of calculating the death benefit payable upon the death of the Spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the Spouse’s death benefit.
●	If the Beneficiary is not the deceased Owner’s Spouse, distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.
●	Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner’s Spouse.

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a Spouse of the previous Owner (or co-Owner). Please consult with your own qualified tax professional for further information relevant to your situation.

Optional Enhanced Death Benefits

Please see Appendix B: “Optional Enhanced Death Benefits” for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased.

Annual Step-Up Death Benefit. Under the Annual Step-Up Death Benefit Rider, the Company guarantees a minimum death benefit up to the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved before you (or any joint Owner)

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reach 81 years old. The Annual Step-Up Death Benefit was available only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.

Enhanced Earnings Death Benefit. (Not available in New York or Washington.) Under the Enhanced Earnings Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under the Enhanced Earnings Rider, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the “appreciation in the Contract Value” proportionally in connection with withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. The Enhanced Earnings Death Benefit was available only at Contract issue and cannot be revoked once elected.

Accelerated Beneficiary Protection Death Benefit. (Not available in New York or Washington) John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit Rider between December 2003 and December 2004. The Accelerated Beneficiary Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider. The Accelerated Beneficiary Protection Death Benefit replaces any other death benefit under the Contract. The Accelerated Beneficiary Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once the Accelerated Beneficiary Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.

Pay-out Period Provisions

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Maturity Date”). You may request a different Maturity Date at any time, by written request or by telephone at the number listed on page ii of this Prospectus, at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:

●	you are registered on the website, and
●	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.

Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.

Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Please consult with your own qualified tax professional for information about potential adverse tax consequences for such Maturity Dates. For Qualified Contracts, distributions may be required before the Maturity Date (see “VII. Federal Tax Matters – General Information Regarding Qualified Contracts – Required Minimum Distributions”).

Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we will provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options offered in the Contract” below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.

A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant turns age 90, unless the Contract’s specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York, the Maturity Date is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.

Please review your Contract carefully to determine the Maturity Date applicable to your Contract.

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You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

For Contracts offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:

●	a Nonqualified Contract, or
●	a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period (after the first Contract Year in New York), you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.

We determine annuity payments based on the Investment Account value of each Investment Option at the Annuity Commencement Date. If you do not select an Annuity Option, we will provide as a default a combination fixed and variable Annuity Option in the form of a life annuity with payments guaranteed for ten years. United States Treasury Regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.

Once annuity payments commence:

●	you are no longer permitted to make any withdrawals under the Contract;
●	you are no longer permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;
●	we may not change the Annuity Option or the form of settlement; and
●	your Guaranteed Minimum Death Benefit terminates.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

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Additional Annuity Options for Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. When you annuitize, we may make one or more additional Annuity Options available to a Contract with one of our guaranteed minimum withdrawal benefit (“GMWB”) Riders (i.e., an Income Plus For Life®, Income Plus For Life – Joint Life®, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider, as described in Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits”). If you purchased a Contract with a GMWB Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life® or an Income Plus For Life – Joint Life® Series Riders. For the Income Plus For Life – Joint Life® Rider, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

●	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
●	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life – Joint Life® Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

●	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
●	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity.

GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain – This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

●	the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
●	the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option 4: Fixed Period Certain Only – This Annuity Option is available only if:

●	you purchased a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and
●	there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the “Guaranteed Withdrawal Balance” in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

●	the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or the Principal Returns Rider that you purchased with your Contract; or

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●	the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

Once annuity payments begin under an Annuity Option, you cannot make any additional withdrawals under a Contract with a GMWB Rider.

Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your

Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant’s sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” in this section, above). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see “Net Investment Factor”) for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate. Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.04%.

Transfers During the Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once

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annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During the Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for additional information.

Optional Guaranteed Minimum Income Benefits

Please see Appendix D: “Optional Guaranteed Minimum Income Benefits” for a general description of the Optional Guaranteed Retirement Income Benefit Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the “Income Base,” which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders cannot be revoked once elected.

Other Contract Provisions

Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

Before requesting a change of ownership or making an assignment of your Contract, please consider the following:

●	A change of ownership or a collateral assignment may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.
●	In states where permitted, a change of ownership may result in termination of any applicable minimum withdrawal benefit guarantee. (If you purchased a GMWB Rider, you can get more information from Appendix D: “Optional Guaranteed Minimum Withdrawal Benefits.”)
●	An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.
●	In states where permitted, a substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.
●	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.
●	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.
●	Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is received or accepted (as applicable in the state where your Contract was issued). We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary. Any resulting “Purchase Payment” will not be included in cumulative Purchase Payments and is not eligible for a Payment Enhancement, where available.

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Group Contracts (John Hancock USA Contracts only). An eligible member of a group to which a group contract has been issued may have become an Owner under the Contract by submitting a completed application, if required by us, and a minimum Purchase Payment. If so, we issued a Contract summarizing the rights and benefits of that Owner under the group contract, or we issued an individual Contract to an applicant acceptable to us. We reserved the right to decline to issue a Contract to any person in our sole discretion. All rights and privileges under the Contract may be exercised by each Owner as to his or her interest unless expressly reserved to the group holder. However, provisions of any plan in connection with which the group contract was issued may restrict an Owner’s ability to exercise such rights and privileges.

In the case of a group annuity contract, we may not modify the group contract or any Contract without consent of the group holder or the Owner, as applicable, except to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days’ notice to the group holder, we may change the administration fees, mortality and expense risk charges, annuity purchase rates and the market value charge (where applicable) as to any Contract issued after the effective date of the modification.

All Contract rights and privileges not expressly reserved to the group holder may be exercised by each Owner as to his or her interests as specified in his or her Contract.

Acceptance of Contracts. John Hancock USA has discontinued new applications and issuance of new group contracts.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant (the Owner may name a new Annuitant). In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years. We reduce the amount distributed by charges that would otherwise apply upon withdrawal.

Beneficiary

The Beneficiary is the person, persons or entity designated in your specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

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Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age, Sex or Survival

We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age and sex. If we have made incorrect annuity or benefit payments under the Contract, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.

Fixed Investment Options

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and each Company’s General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

Interest Rates and Availability. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option. A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time to time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

Transfers. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program (when available). Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish a single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Renewals. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period. If you do not specify a renewal option, we will select the one-year Fixed Investment Option.

Market Value Charge. Any amount withdrawn, transferred or borrowed from a Fixed Investment Account prior to the end of the guarantee period may be subject to a market value charge. A market value charge is assessed only when current interest rates are higher than the guaranteed interest rate on the account. The charge compensates us for our investment losses on amounts withdrawn, transferred or borrowed prior to the Maturity Date. The formula for calculating this charge is set forth in your Contract. A market value charge will be calculated separately for each Investment Account affected by a transaction to which a market value charge may apply. The market value charge for an Investment Account will be calculated by multiplying the amount withdrawn or transferred from the Investment Account by the adjustment factor described below.

The adjustment factor is determined by the following formula: 0.75 × (B-A) × C/12 where:

A =	The guaranteed interest rate on the Investment Account.
B =	The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new Investment Account with the same length of guarantee period as the Investment Account from which the amounts are being withdrawn.
C =	The number of complete months remaining to the end of the guarantee period.

For purposes of applying this calculation, the maximum difference between “B” and “A” will be 3%. The adjustment factor may never be less than zero.

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The total market value charge will be the sum of the market value charges for each Investment Account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the Investment Account from which the amounts are being withdrawn (B-A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B-A in the adjustment factor is positive).

We make no market value charge on withdrawals from the Fixed Investment Option in the following situations:

●	death of the Owner;
●	amounts withdrawn to pay fees or charges;
●	amounts applied at the Maturity Date to purchase an annuity at the guaranteed rates provided in the Contract;
●	amounts withdrawn from Investment Accounts within one month prior to the end of the guarantee period;
●	amounts withdrawn from a one-year Fixed Investment Option; and
●	amounts withdrawn in any Contract Year that do not exceed 10% of (i) total Purchase Payments less (ii) any prior withdrawals in that Contract Year.

In no event will the market value charge:

●	be greater than the amount by which the earnings attributable to the amount withdrawn or transferred from an Investment Account exceed an annual rate of 3%;
●	together with any withdrawal charges for an Investment Account be greater than 10% of the amount transferred or withdrawn; or
●	reduce the amount payable on withdrawal or transfer below the amount required under the non-forfeiture laws of the state with jurisdiction over the Contract.

The cumulative effect of the market value and withdrawal charges could result in a Contract Owner receiving total withdrawal proceeds of less than the Contract Owner’s Purchase Payments.

Withdrawals. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under “Withdrawals” above.

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a withdrawal is to be taken, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

The market value charge described above may apply to withdrawals from any Fixed Investment Option except for a one-year Fixed Investment Option. If a market value charge applies to a withdrawal from a Fixed Investment Option, it will be calculated with respect to the full amount in the Investment Option and deducted from the amount payable in the case of a total withdrawal. In the case of a partial withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining Investment Account value.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See “VII. Federal Tax Matters” below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances. See “VII. Federal Tax Matters – Qualified Plan Types.”

Loans. We offer a loan privilege only to Owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) Plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under “VII. Federal Tax Matters – General Information Regarding Qualified Contracts – Loans.” The market value charge described above may apply to amounts transferred from the Fixed Investment Accounts to the Loan Account in connection with such loans and, if applicable, will be deducted from the amount so transferred. The loan privilege will not be available if you elected any optional guaranteed minimum withdrawal benefit Rider.

Charges. No asset-based charges are deducted from Fixed Investment Options.

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VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see “III. Fee Tables” and Appendix B: “Optional Enhanced Death Benefits,” Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” and/or Appendix D: “Optional Guaranteed Minimum Income Benefits.”

Withdrawal Charges

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on the length of time a Purchase Payment has been in your Contract, and the amount of the withdrawal we attribute to unliquidated Purchase Payments.

Amounts to Which Withdrawal Charges Do Not Apply. We do not assess a withdrawal charge with respect to: (i) earnings accumulated in the Contract; (ii) Payment Enhancements (where applicable) and any earnings attributable to Payment Enhancements; (iii) certain other “free Withdrawal Amounts,” described below; or (iv) Purchase Payments that have been in the Contract for more than 7 complete Contract Years (8 complete years if you elected the Payment Enhancement Rider in New York). A market value charge may apply to these transactions (see “V. Description of the Contract – Market Value Charge”).

We do not impose a withdrawal charge on amounts allocated to a “free Withdrawal Amount.” In any Contract Year, the free Withdrawal Amount for that year is the greater of:

●	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); and
●	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

We allocate any free withdrawal amount first to withdrawals from Variable Investment Options and then to withdrawals from the Fixed Investment Options.

Amounts to Which Withdrawal Charges Do Apply. We first allocate a withdrawal to any free Withdrawal Amount and second to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals of Purchase Payments in excess of the free Withdrawal Amount that have been taken to date).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be “liquidated” on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

Upon a full surrender of a John Hancock USA Contract issued on or after April 1, 2003, John Hancock USA will liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge.

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How We Determine the Withdrawal Charge. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being “liquidated” by the applicable withdrawal charge percentage shown below:

Withdrawal Charge

(as a percentage of Purchase Payments*)

	John Hancock USA	John Hancock New York (without Payment Enhancement Rider)	John Hancock New York (with Payment Enhancement Rider)
First Year	6%	6%	8%
Second Year	6%	6%	8%
Third Year	5%	5%	7%
Fourth Year	5%	5%	7%
Fifth Year	4%	4%	5%
Sixth Year	3%	3%	4%
Seventh Year	2%	2%	3%
Eighth Year	0%	0%	1%
Thereafter	0%	0%	0%

* Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees, and any taxes. In the case of a withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charge.” Withdrawals from the Fixed Investment Options may be subject to a market value charge in addition to the withdrawal charge.

Waiver of Applicable Withdrawal Charge – Confinement to Eligible Nursing Home

(John Hancock USA Contracts only; not available in MA and NY)

For Contracts issued on or after May 1, 2002 (in states where approved), any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all of the following apply:

●	the Owner has been confined to an “Eligible Nursing Home” for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);
●	the confinement began at least one year after the Contract Date;
●	confinement was prescribed by a “Physician”;
●	both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and
●	the request for a total withdrawal and “Due Proof of Confinement” are received by us, in Good Order, no later than 90 days after discharge.

An “Eligible Nursing Home” is a licensed “Long Term Care Facility” or “Hospital” providing medically necessary inpatient care that is prescribed in writing by a licensed “Physician” and is based on physical limitations which requires daily living in an institutional setting. A “Long Term Care Facility” is a facility which: (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it is located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A “Hospital” is a facility which: (a) is licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed “Physicians”; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

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A “Physician” is a person other than you, the Annuitant(s) or a member of your or the Annuitant’s families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

“Due Proof of Confinement” is a letter signed by a Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver described above is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver is not available in all states and was not available for Contracts issued prior to May 1, 2002. Certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59 1⁄2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”). Please consult with your own qualified tax professional before requesting the waiver.

There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., “Reduction or Elimination of Charges and Deductions,” below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.

Annual Contract Fee

We deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Account and the Company in connection with the Contracts. However, if prior to the Maturity Date the Contract Value is equal to or greater than $99,000 at the time of the fee’s assessment, the fee will be waived. We deduct this administration fee on the Contract Anniversary during the Accumulation Period. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If you withdraw the entire Contract Value on a day other than the Contract Anniversary, we will deduct the $30 Contract fee from the amount paid. During the Pay-out Period, we deduct the fee on a pro-rata basis from each annuity payment.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts. We do not assess asset-based charges against Fixed Investment Options.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option, to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the administration fee.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 1.25% of the value of the Variable Investment Options. In the case of individual Contracts, the rate of the mortality and expense risks charge cannot be increased. In the case of group contracts, the rate of the mortality and expense risks charge can be increased, but only as to certificates issued after the effective date of the increase and upon 60 days’ prior written notice to the group holder. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the asset-based charges are insufficient to cover the actual cost of the mortality and expense risks assumed, we bear the loss. Conversely, if the charges prove more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if available, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

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Reduction or Elimination of Charges and Deductions

(Not available in New York)

We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales to individuals or to a group of individuals in a manner that resulted in savings of sales or maintenance expenses or that we expected to result in reduction of other risks that are normally associated with the Contracts. We determined entitlement to such a reduction in the charges or deductions in the following manner:

●	We considered the size and type of group to which sales are made. Generally, per Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts;
●	We considered the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones;
●	We considered the nature of the group or class for which the Contracts are purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts;
●	We considered any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts;
●	We considered the level of commissions paid to selling broker-dealers. Certain broker-dealers may have offered the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may have elected to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses; and
●	There may have been other circumstances that resulted in reduced expenses.

If after consideration of the foregoing factors, we determined that there would be a reduction in expenses, we provided a reduction in the charges or deductions. In the case of group contracts, we may have issued Contracts with a mortality and expense risks charge at rates less than those set out above, if we concluded that the mortality or expense risks of the groups involved were less than the risks determined for persons for whom the Contracts have been generally designed.

In no event did we permit reduction or elimination of the charges or deductions where that reduction or elimination was unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time.

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, and subject to applicable law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount of the Purchase Payments.

	Premium Tax Rate[1]
State or Territory	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
GUAM	4.00%	4.00%
ME2	0.00%	2.00%
NV	0.00%	3.50%
PR	1.00%	1.00%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

    [1]      Based on the state or residence at the time the tax is assessed.

    [2]      Wepay premium tax upon receipt of Purchase Payment.

    [3]      0.08%on Purchase Payments in excess of $500,000.

    [4]      Referredto as a “maintenance fee.”

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VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex, and you should consult a qualified tax professional with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax professional if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

●	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.
●	Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” of an optional GMWB Rider, using the Contract Value. See Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.
●	Any annuity payments that you receive under an Annuity Option, including Annuity Options that are available only when you elect a GMWB Rider, will be taxed in the manner described in “Taxation of Annuity Payments” below.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

●	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.
●	The amount of any required minimum distributions may be increased under federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.

You should consult with your own qualified tax professional for information on any optional benefit Rider.

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General Information Regarding Nonqualified Contracts

(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and please consult your own qualified tax professional if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing Contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the existing Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis

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transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

Please consult with your own qualified tax professional in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax professional.

Taxation of Annuity Payments

When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of Purchase Payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals, Transfers and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same as an actual withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below.

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When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner’s investment in the Contract is increased by the amount included in the transferor’s gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and Annuitant are not the same person and are not married to each other. A qualified tax professional should be consulted in those situations. However, these tax rules do not apply to a transfer between Spouses or a transfer to a former Spouse incident to a divorce under Code section 1041.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

●	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
●	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or
●	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

●	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or
●	if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or
●	if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	attributable to the Contract Owner becoming disabled (as defined in the tax law);
●	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
●	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated Beneficiary;* or
●	made with respect to certain annuities issued in connection with structured settlement agreements.

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no

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comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Medicare Tax on Unearned Income

A Medicare tax applies to certain unearned income at a maximum rate of 3.8% for taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

Please consult a qualified tax professional for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the expected payout. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

General Information Regarding Qualified Contracts

(Contracts Purchased to Fund an IRA or Other Qualified Plan)

Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of Contracts with the various types of Qualified Plans.

When we issued a Contract in connection with a Qualified Plan (“Qualified Contract”), we may have amended the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Please consult a qualified tax professional for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.

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Additional Purchase Payments to Qualified Contracts

You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations):

●	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;
●	as a direct or indirect rollover* from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or
●	by making annual contributions to the extent permitted under the Code.

*We use the term “direct rollovers” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollovers” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover to be tax-deferred if it is contributed to an IRA within 60 days of receipt. Note that an individual can make only one indirect rollover from his IRA(s) during any 12-month period. The tax law does not limit the number of indirect rollovers from other Qualified Plans to an IRA.

Distribution Requirements

The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.

Traditional IRAs

Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Under our administrative rules beginning February 2009, we did not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as an inherited IRA or an inherited Roth IRA.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

Distributions from a Traditional IRA

In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1⁄2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received. You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, you should be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-

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month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.

A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1⁄2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax professional.

If you make a direct transfer of all the value from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
●	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.*

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, please consult your own qualified tax professional.

If you rollover a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment,

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termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in retirement plans described in sections 401(a), 403(a), 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to Contracts issued as Roth IRAs. Please read “Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70 1⁄2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax professional. Under our administrative rules beginning February 2009, we did not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elected to maintain it as a Roth IRA.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

●	made after the Owner turns age 59 1⁄2;
●	made after the Owner’s death;
●	attributable to the Owner being disabled; or
●	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12-month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1⁄2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “V. Description of the Contract – Purchase Payments” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for more information about the impact of withdrawals.

If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may

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now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.

Other Qualified Plans

You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:

Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Section 403(b) Plans or Tax-Sheltered Annuities	Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as “tax-sheltered annuities.” Please see the SAI for information on withdrawal restrictions under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.
Corporate and Self- Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans; however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax- Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income. Please see the SAI for information on restrictions under the Texas Optional Retirement Program. You may request a copy of the SAI from the Annuities Service Center.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

Collecting and Using Information

Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as Contract Values, Purchase Payments,

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withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an Additional Purchase Payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract used in a Section 403(b) Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

Contributions to Other Qualified Plans

You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

Distributions from Other Qualified Plans

If permitted under your plan, you may take a withdrawal in the form of a distribution:

●	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA;
●	from a Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a SIMPLE IRA, but only after the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer*; or
●	from a Contract intended for use with a retirement plan qualified under sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.

* Note that if your Contract is a SIMPLE IRA, it does not accept a rollover from any Qualified Plan other than another SIMPLE IRA.

In addition, if your Spouse is your designated beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving Spouse participates, to the extent permitted by your surviving Spouse’s plan. A Beneficiary who is not your surviving Spouse may, if permitted by the plan, make a direct rollover to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-Spouse Beneficiary.

You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.

Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with a qualified tax professional for further information.

Required Minimum Distributions from Other Qualified Plans

Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of:

●	April 1 of the calendar year following the calendar year in which the Qualified Plan participant turns 70 1⁄2, or
●	April 1 of the calendar year following the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.

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Penalty Tax on Premature Distributions from Other Qualified Plans

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but generally not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan.

In the case of distributions from certain Qualified Contracts, including a SIMPLE IRA, the penalty tax does not apply to a payment:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
●	made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated beneficiary” (as defined in the tax law).*

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, please consult your own qualified tax professional.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except: (i) minimum distributions required under section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments;” and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If we have to withhold a portion of your distribution, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. Please seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Designated Roth Accounts within Other Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in governmental deferred compensation plans described in section 457(b) to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution Program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

Rollover to a Roth IRA

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.

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You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.

If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits” for information about the impact of withdrawals on optional benefit Riders.

Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. If you purchased a Contract for use in a retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or the “Plan”), we may restrict your ability to make Additional Purchase Payments unless (a) we receive the Additional Purchase Payment directly from the Section 403(b) Plan through your employer, the Plan’s administrator, the Plan’s sponsor or in the form of a transfer acceptable to us, (b) we have entered into an agreement with your Section 403(b) Plan concerning the sharing of information related to your Contract (an “Information Sharing Agreement”), and (c) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Plan that the plan qualifies under section 403(b) of the Code and complies with applicable Treasury Department regulations (a “Certificate of Compliance”) (Information Sharing Agreement and Certificate of Compliance, together, the “Required Documentation”).

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Plan.

Additional Purchase Payments. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Plan to a previously issued Contract used in a Section 403(b) Plan. Subject to our receipt of the Required Documentation, such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to accept a Purchase Payment, the transfer may be treated as a taxable transaction.

Please see the SAI for information regarding withdrawals under Section 403(b) Plans. You may request a copy of the SAI from the Annuities Service Center.

Loans under section 403(b) of the Code

You may be eligible for a loan of some or all of your Contract Value if:

●	We issued your Contract prior to November 12, 2007;
●	Your Contract does not contain a GMWB Rider;
●	Your Contract is intended for use with a retirement plan qualified under section 403(b) of the Code;
●	The retirement plan is not subject to Title 1 of ERISA; and
●	Your retirement plan permits you to request the loan.

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Loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid.

Loans are subject to the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time you apply for a loan. Because the rules governing loans under section 403(b) Contracts are complicated, please consult your tax professional before exercising any loan privilege for which you are eligible. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

We deduct the amount of any Unpaid Loans from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

If you have a loan outstanding under a Contract intended for use with a Section 403(b) Plan, any surrender or transfer of your Contract may subject you to income taxation on the amount of the loan balance.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Professional

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, please consult a qualified tax professional.

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VIII. General Matters

Asset Allocation Services

We are aware that certain third parties may have offered asset allocation services (“Asset Allocation Services”) in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account’s policies that we have adopted to discourage disruptive frequent trading activity. (See “Transfers Among Investment Options.”) We do not endorse, approve or recommend such services in any way. If you authorize payment for such services from your Contract Value: (1) we treat the payments as withdrawals under the terms described earlier in this Prospectus; and (2) any such withdrawals may incur a withdrawal charge or other fee under the terms described in this Prospectus, which would be separate and in addition to any other charges and fees you may pay for other withdrawals. (See “V. Description of the Contract Accumulation Period Provisions – Withdrawals” for information about the treatment of withdrawals under the Contract. You should also refer to Appendix C: “Optional Guaranteed Minimum Withdrawal Benefits,” or Appendix D: “Optional Guaranteed Minimum Income Benefits,” if you purchased one of our optional benefit Riders, for information about the impact of withdrawals on the Rider’s benefits.)

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210-2805. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from a Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.

The individual representative who sold you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker-dealers that provided marketing support and training services to the broker-dealers that sold and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 8% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VI. Charges and Deductions”).

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected broker-dealers (“firms”). We determined which firms to support and the extent of the

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payments that we made and may continue to make. Under these arrangements, the form of payment may have been any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

In consideration of these arrangements, a firm may have given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing and on-going training and servicing activities by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.

These arrangements were not offered to all firms, and the terms of such arrangements differed between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts, although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2015, in the SAI, which is available upon request. Any such compensation, which may have been significant at times, does not result in any additional direct charge to you by us.

Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may have included, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsored, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may have received gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may have given us benefits such as greater access to registered representatives. As a result, registered representatives may have been motivated to recommend one of our contracts over another issuer’s contract.

For sales representatives of certain affiliates, the amount of additional compensation paid was based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervised these sales representatives may also have been entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers was primarily based on sales of proprietary products, these sales representatives and their managers had an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

Contracts Sold Directly Without Payment of Any Sales Compensation

(John Hancock USA Contracts only; not available in NY)

The Contract may have been sold directly to certain individuals under various circumstances that did not involve payment of any sales compensation to a registered representative. The following classes of individuals are eligible for this waiver:

●	officers, directors, trustees or employees (or a relative thereof) of John Hancock USA, Manulife, the John Hancock Variable Insurance Trust or any of their affiliates; and
●	employees and registered representatives (and their immediate families) of registered broker-dealers (or their financial institutions) that: (1) have a sales agreements with John Hancock USA and its principal underwriter, JH Distributors, to sell the Contracts and (2) have approved the payment of the credit to their employees and registered representatives.

Transaction Confirmations

We send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on page ii of this Prospectus for more information on electronic transactions.

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Reinsurance Arrangements

From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits, and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contracts, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus, and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Special Compensation and Reimbursement Arrangements

Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History

Accumulation Unit Value Tables

Services

Independent Registered Public Accounting Firm

Servicing Agent

Principal Underwriter

Special Compensation and Reimbursement Arrangements

Additional Information on Section 403(B) Plans or Tax-Sheltered Annuities

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Legal and Regulatory Matters

Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2016 and 2015, and its Separate Account financial statements for the year ended December 31, 2016 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2016, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

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Appendix A: Examples of Calculation of Withdrawal Charge

Example 1. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made, there are no withdrawals, and the Payment Enhancement is not elected. The table below illustrates five examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values. During any Contract Year the free Withdrawal Amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior withdrawals in that Contract Year.

Contract Year	Hypothetical Contract Value	Free Withdrawal Amount	Payments Liquidated	Withdrawal Charge
				Percent	Amount
2	$55,000	$5,000[1]	$50,000	6%	$3,000
4	50,500	5,000[2]	45,500	5%	2,275
6	60,000	10,000[3]	50,000	3%	1,500
7	35,000	5,000[4]	45,000[4]	2%	900
8	70,000	20,000[5]	50,000	0%	0

[1]	In the second Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free Withdrawal Amount).
[2]	In the example for the fourth Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free Withdrawal Amount is equal to 10% of payments ($50,000 × 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free Withdrawal Amount).
[3]	In the example for the sixth Contract Year, the accumulated earnings of $10,000 is greater than 10% of payments ($5,000), therefore the free Withdrawal Amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated (Contract Value less free Withdrawal Amount).
[4]	In the example for the seventh Contract Year, the Contract has negative accumulated earnings ($35,000 – $50,000), so the free Withdrawal Amount is equal to 10% of payments ($50,000 ×10% = $5,000) and the withdrawal charge is applied to total payments less the free Withdrawal Amount. This calculation only applies to John Hancock USA Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for any John Hancock New York Contract, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free Withdrawal Amount. In this example, the payments liquidated would be $30,000 ($35,000 – $5,000).
[5]	There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 7 years.

Example 2. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made, the Payment Enhancement is not elected, and there are a series of four withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000. The free Withdrawal Amount during any Contract Year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100% of all prior withdrawals in that Contract Year.

Hypothetical Contract Value	Withdrawal Requested	Free Withdrawal Amount	Payments Liquidated	Withdrawal Charge
				Percent	Amount
$65,000	$2,000	$15,000[1]	$0	5%	$0
49,000	5,000	3,000[2]	2,000	5%	100
52,000	7,000	4,000[3]	3,000	5%	150
44,000	8,000	0[4]	8,000	5%	400

[1]	For the first example, accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of payments less prior withdrawals ($5,000 – 0). The amount requested ($2,000) is less than the free Withdrawal Amount so no payments are liquidated and no withdrawal charge applies.
[2]	The Contract has negative accumulate earnings ($49,000 – $50,000), so the free Withdrawal Amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current Contract Year, the remaining free Withdrawal Amount during the third Contract Year is $3,000. The $5,000 withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.
[3]	The Contract has increased in value to $52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 – $2,000 – $5,000 <0). Hence the free withdrawal amount is $4,000. Therefore, $3,000 of the $7,000 withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.
[4]	The free Withdrawal Amount is zero since the Contract has negative accumulated earnings ($44,000 – $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of payments would be available again for withdrawal requests during that year.

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Appendix B: Optional Enhanced Death Benefits

This Appendix provides a general description of the optional enhanced death benefits that may have been available at the time you purchased a Wealthmark Contract. If you purchased an optional enhanced death benefit Rider, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any enhanced death benefit Riders applicable to your Contract. Please also carefully review “VII. Federal Tax Matters” for information about taxes applicable to optional benefit Riders.

The following is a list of the optional enhanced death benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

1.	Enhanced Earnings Death Benefit – Not offered in New York or Washington
2.	Accelerated Beneficiary Protection Death Benefit – Not offered in New York or Washington

Enhanced Earnings Death Benefit

(Not offered in New York or Washington)

Depending on availability, you may have elected the optional Enhanced Earnings Death Benefit for an additional charge of 0.20% of the value of the Variable Investment Options. With this benefit, on the death of any Contract Owner prior to the Maturity Date, John Hancock USA will pay the death benefit otherwise payable under the Contract plus the benefit payable under the Enhanced Earnings Death Benefit. Election of the Enhanced Earnings Death Benefit may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, the Enhanced Earnings Death Benefit provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Enhanced Earnings Death Benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Enhanced Earnings death benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with withdrawals.

The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:

(i)	is equal to the Enhanced Earnings benefit prior to the withdrawal; and
(ii)	is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

If the Beneficiary under the Contract is the deceased Owner’s Spouse and elects not to take the death benefit as a lump sum, upon the death of any Owner the Contract and the Enhanced Earnings Death Benefit will continue with the surviving Spouse as the new Contract Owner. In this case, upon the death of the surviving Spouse prior to the Maturity Date, a second Enhanced Earnings benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Enhanced Earnings benefit payable on the death of the surviving Spouse, the Enhanced Earnings benefit will be equal to zero on the date of the first Contract Owner’s death and the death benefit payable upon the first Contract Owner’s death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with withdrawals prior to the date of the first Contract Owner’s death, will not be considered in determining the Enhanced Earnings benefit.

Termination of the Enhanced Earnings Death Benefit

The Enhanced Earnings Death Benefit will terminate upon the earliest to occur of: (a) the date the Contract terminates; (b) the Maturity Date; or (c) the date on which the Enhanced Earnings benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s Spouse is the Beneficiary, the Spouse may elect to continue the Contract (including the Enhanced Earnings Death Benefit) as the new Owner.

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Enhanced Earnings Fee

A daily charge at an annual effective rate of 0.20% of the value of each Variable Investment Option is deducted from each Subaccount for the Enhanced Earnings Death Benefit.

The election of the Enhanced Earnings Death Benefit on a Contract may not always be in your interest since an additional fee is imposed for this benefit.

Accelerated Beneficiary Protection Death Benefit

(Not offered in New York or Washington)

Depending on availability, you may have elected the Accelerated Beneficiary Protection Death Benefit, which provides a death benefit, upon the death of any Owner prior to the Maturity Date. Under the Accelerated Beneficiary Protection Death Benefit, no death benefit is payable on the death of any Annuitant, except that if any Contract Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. This benefit was available for Contracts issued between December, 2003 and December, 2004.

Once the Accelerated Beneficiary Protection Death Benefit is elected, it is irrevocable. If the Accelerated Beneficiary Protection Death Benefit is elected, the death benefit paid under the Accelerated Beneficiary Protection Death Benefit replaces any death benefit paid under the terms of the Contract. An additional fee of 0.50% (as a percentage of the Accelerated Beneficiary Protection Death Benefit) is imposed for the Accelerated Beneficiary Protection Death Benefit (see “Accelerated Beneficiary Protection Death Benefit Fee” below). Once the Accelerated Beneficiary Protection Death Benefit is elected, the Owner may only be changed to an individual that is the same age or younger than the oldest current Owner.

The death benefit paid under the Accelerated Beneficiary Protection Death Benefit (“Accelerated Beneficiary Protection Death Benefit”) is determined as of the date on which written notice and proof of death and all required forms are received in good order at our Annuities Service Center. The amount of the Accelerated Beneficiary Protection Death Benefit is equal to the “Enhanced Earnings Death Benefit” factor plus the greatest of:

●	the Contract Value;
●	the Return of Purchase Payments Death Benefit Factor;
●	the Annual Step-Up Death Benefit Factor; or
●	the Graded Death Benefit Factor.

We may offer other optional Riders whose benefits and the names of such benefits are similar to the Accelerated Beneficiary Protection Death Benefit Factors referenced above. These other optional Riders are separate and distinct from the Accelerated Beneficiary Protection Death Benefit Factors referenced above, they contain separate optional Rider charges and their benefits and limitations may be different.

If there is any Debt under the Contract, the Accelerated Beneficiary Protection Death Benefit equals the amount described above less the Debt amount.

If the Beneficiary is the deceased Owner’s Spouse, and the Accelerated Beneficiary Protection Death Benefit is not taken in one sum immediately, the Contract and the Accelerated Beneficiary Protection Death Benefit Rider will continue with the surviving Spouse as the new Owner. Upon the death of the surviving Spouse prior to the Maturity Date, a second Accelerated Beneficiary Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Accelerated Beneficiary Protection Death Benefit, payable upon the death of the surviving Spouse:

●	The Accelerated Beneficiary Protection Death Benefit paid upon the first Owner’s death (“first Accelerated Beneficiary Protection Death Benefit”) is not treated as a Purchase Payment to the Contract;
●	In determining the “Enhanced Earnings Death Benefit” Factor (see “Enhanced Earnings Death Benefit Factor” below), on the date the first Accelerated Beneficiary Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Accelerated Beneficiary Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with withdrawals taken after the date the first Accelerated Beneficiary Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date the first Accelerated Beneficiary Protection Death Benefit was paid will not be considered in the determination of the “Enhanced Earnings Death Benefit” Factor;

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●	In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-Up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Accelerated Beneficiary Protection Death Benefit was paid will be considered.

Return of Purchase Payments Death Benefit Factor

For purposes of the Accelerated Beneficiary Protection Death Benefit, the Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with withdrawals (see “Withdrawal Reductions” below).

“Enhanced Earnings Death Benefit” Factor

For purposes of the Accelerated Beneficiary Protection Death Benefit, the “Enhanced Earnings Death Benefit” factor is equal to 50% multiplied by Earnings, as defined under the “Enhanced Earnings Death Benefit” Factor calculation of the Accelerated Beneficiary Protection Death Benefit Rider. For purposes of the “Enhanced Earnings Death Benefit” Factor calculation, Earnings are equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with withdrawals (see example and “Withdrawal Reductions” below).

The Maximum “Enhanced Earnings Death Benefit” Factor is equal to 100% of the Earnings Basis.

Example. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no additional Purchase Payments and you take no withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Accelerated Beneficiary Protection Death Benefit. Based on these assumptions:

●	The “Earnings Basis” is equal to 150% of $100,000, or $150,000.
●	“Earnings” are equal to $175,000 minus $150,000, or $25,000.
●	The “Enhanced Earnings Death Benefit” Factor is equal to 50% of $25,000, or $12,500.

Note that for purposes of the Accelerated Beneficiary Protection Death Benefit, “Earnings” will always be less than the excess of Contract Value over Purchase Payments. In this example, “Earnings” are less than $75,000 (or $175,000 minus $100,000).

Annual Step-Up Death Benefit Factor

For purposes of the Accelerated Beneficiary Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Accelerated Beneficiary Protection Death Benefit Rider but prior to the oldest Owner’s turning age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with withdrawals since that Contract Anniversary (see “Withdrawal Reductions” below).

Graded Death Benefit Factor

For purposes of the Accelerated Beneficiary Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

1.	is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

Number of Complete Years Payment has been in Contract	Payment Multiplier[1]
0	100%
1	110%
2	120%
3	130%
4	140%
5	150%

[1]	If a Purchase Payment is received on or after the oldest Owner’s 71st birthday, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.

2.	is equal to the sum of Withdrawal Reductions in connection with withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

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The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with withdrawals taken plus $250,000.

Withdrawal Reductions. If total withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the “Annual Withdrawal Limit”), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each withdrawal.

The guaranteed death benefits provided by the Accelerated Beneficiary Protection Death Benefit are adjusted at the point of each withdrawal but may be recalculated if subsequent withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionally. If a subsequent Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

Investment Options

At the current time, there are no additional Investment Option restrictions imposed when the Accelerated Beneficiary Protection Death Benefit Rider is chosen.

We reserve the right to restrict Investment Options at any time. We will notify the Owner in writing at least 30 days prior to restricting an Investment Option. If we restrict an Investment Option you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to terms of the Contract.

Termination of the Accelerated Beneficiary Protection Death Benefit Rider

The Owner may not terminate the Accelerated Beneficiary Protection Death Benefit Rider. However, the Accelerated Beneficiary Protection Death Benefit will terminate automatically upon the earliest of:

●	the date the Contract terminates;
●	the Maturity Date; or
●	the later of the date on which the Accelerated Beneficiary Protection Death Benefit is paid, or the date on which the second Accelerated Beneficiary Protection Death Benefit is paid, if the Contract and the Accelerated Beneficiary Protection Death Benefit Rider are continued by the surviving Spouse after the death of the original Owner.

Accelerated Beneficiary Protection Death Benefit Fee

Prior to termination of the Accelerated Beneficiary Protection Death Benefit Rider, on each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is calculated by multiplying 0.50% by the Accelerated Beneficiary Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Accelerated Beneficiary Protection Death Benefit fee from the amount paid upon withdrawal. The Accelerated Beneficiary Protection Death Benefit fee will be determined based on the Accelerated Beneficiary Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Accelerated Beneficiary Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

Qualified Plans

If you use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax professional.

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Appendix C: Optional Guaranteed Minimum Withdrawal Benefits

This Appendix describes the following optional guaranteed minimum withdrawal benefit (“GMWB”) Riders that may be part of a previously issued Contract:

Income Plus For Life® Series Riders:

●	Income Plus For Life® 12.08 Series:
¡	Income Plus For Life® 12.08
¡	Income Plus For Life – Joint Life® 12.08
●	Income Plus For Life® (Quarterly Step-Up Review) Series
¡	Income Plus For Life® (Quarterly Step-Up Review)
¡	Income Plus For Life – Joint Life® (Quarterly Step-Up Review)
●	Income Plus For Life® (Annual Step-Up Review) Series*
¡	Income Plus For Life® (Annual Step-Up Review)
¡	Income Plus For Life – Joint Life® (Annual Step-Up Review)

* The Income Plus For Life® (Annual Step-Up Review) Series Riders were previously referred to as “Income Plus For Life®” and “Income Plus For Life – Joint Life®.”

Principal Plus for Life Series Riders

●	Principal Plus for Life
●	Principal Plus for Life Plus Automatic Annual Step-Up

Principal Plus Rider

Principal Returns Rider

These optional GMWB Riders are no longer available to be added to your Contract. If you purchased any of these Riders, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

We describe a different type of optional benefit Rider, known as a “Guaranteed Minimum Income Benefit Rider,” in Appendix D.

General Information about Guaranteed Minimum Withdrawal Benefit Riders

This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider’s features in the sections that follow.

Forms of Guaranteed Amounts

Our GMWB Riders provide two different types of benefits:

Lifetime Income Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two (“joint”) lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.

Guaranteed Withdrawal Amount. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a “Guaranteed Withdrawal Balance”). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.

The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.

Covered Person(s)

Please review the “Features” section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or on joint lives.

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Single Life Guarantee. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.

EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

Joint Life Guarantee. For Riders that provide a lifetime income guarantee based on the lifetime durations of two Covered Persons, we determined the Covered Persons at the time you elected the Rider. A spouse may need to qualify as a “spouse” under state law (a “Spouse”) to be treated as a Covered Person under the Contract.

For Riders issued with Nonqualified Contracts:

●	both Spouses must be named as co-Owners of the Contract; or
●	if only one Spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other Spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:

●	one Spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and
●	the Owner’s Spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your Spouse become divorced after you purchased the Rider, you may not add a new Spouse as a Covered Person. If you remove your Spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see “Impact of Divorce” in “V. Description of the Contract – Accumulation Period Provisions” for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.

Availability of Guaranteed Minimum Withdrawal Benefit Riders

You could have elected a GMWB Rider at the time you purchased a Contract. Once you elected a GMWB Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

Rider Fees

We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the amount of the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct the pro rata share of the annual fee from the Contract Value:

●	on the date we determine the death benefit;
●	after the Annuity Commencement Date at the time an Annuity Option begins; or
●	at full surrender of the Contract; or
●	depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct any additional Rider fee during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

Fee for Income Plus For Life® 12.08 Series Riders. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life® 12.08 or Income Plus For Life – Joint Life® 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change either the Income Plus For Life (Quarterly Step-Up Review) or Income Plus For Life – Joint Life® (Quarterly Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

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Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change the Income Plus For Life® (Annual Step-Up Review) or Income Plus For Life – Joint Life® (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

Fee for Principal Plus for Life. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.”We reserve the right to change the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

Fee for Principal Plus for Life Plus Automatic Annual Step-Up. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by the amount of any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.”We reserve the right to change the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.

Fee for Principal Plus. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted by the amount of any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.”We reserve the right to change the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.

If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Fee for Principal Returns. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the “Adjusted Guaranteed Withdrawal Balance.”We reserve the right to increase the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.

Restrictions on Additional Purchase Payments

If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract without our prior approval.

Restrictions on Additional Purchase Payments for Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other Qualified Plan, we will not accept, without our prior approval:

●	(Contracts issued in states other than OR and NJ) any Additional Purchase Payment after the first Contract Anniversary; or
●	(Contracts issued in OR or NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date if your total Additional Purchase Payments after the first Contract Anniversary exceed $100,000.

Restrictions on Additional Purchase Payments for Qualified Contracts. If we issued your Contract in connection with a Qualified Plan, including an IRA, we will not accept, without our prior approval:

●	(Contracts issued in states other than OR and NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64);
●	(Contracts issued in OR or NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64), if your total payments after the first Contract Anniversary exceed $100,000; but
●	(all Contracts) any Purchase Payment after the oldest Covered Person becomes age 81.

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For Contracts issued with Principal Plus, we reserve the right to apply the Nonqualified Contract Additional Purchase Payment Restrictions to Qualified Contracts.

Additional Purchase Payments for both Nonqualified Contracts and Qualified Contracts are also subject to the following:

●	You may not make an Additional Purchase Payment, without our approval, if your Contract Value exceeds $1 million at the time of payment or if the Additional Purchase Payment would cause your Contract Value to exceed $1 million.
●	You may not make an Additional Purchase Payment during a Rider’s Settlement Phase (see “Settlement Phase” below).

Other limitations on Additional Purchase Payments may vary by state.

If we issued your Contract in connection with an IRA, any Additional Purchase Payments that we may approve for the year that you become 70 1⁄2 and for any subsequent year must qualify as a “rollover contribution.” We are not responsible for determining if the payment is a “rollover contribution.”Please consult with a qualified tax professional regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

Approval of Additional Purchase Payments through Automatic Withdrawals from Bank Accounts and Payroll Deduction Plans. We will continue to accept Additional Purchase Payments under the terms of your Contract and GMWB Rider when made in connection with an automatic withdrawal program from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:

●	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012,
●	no automatic withdrawal program from your Contract is in effect, and
●	your Rider is not in the Settlement Phase.

Additional Purchase Payments will be subject to our prior approval, however, if any of the following apply:

●	you make the payment under a Bank Plan and it exceeds the amount authorized on May 4, 2012 to be withdrawn periodically from your bank account and paid to us as an Additional Purchase Payment; or
●	your Contract Value exceeds $1 million at the time of payment, under either a Bank Plan or Payroll Plan; or
●	your Contract Value is less than $1 million and the Additional Purchase Payment under either a Bank Plan or Payroll Plan would cause your Contract Value to exceed $1 million; or
●	(Qualified Contracts) you make the payment after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary and your total payments after the first Contract Anniversary exceed $100,000.

For Qualified Contracts, we will not accept an Additional Purchase Payment under a Bank Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. If (where permitted by state law) we intend to cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, we will mail notice to you at your last known address to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

Approval of Other Additional Purchase Payments. There may be circumstances other than as described above where we may approve Additional Purchase Payments for Contracts with GMWB Riders. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. For further information, contact your financial representative or our Annuities Service Center.

Impact of Additional Purchase Payment Restrictions on Increases in Guaranteed Amounts. The restrictions on Additional Purchase Payments described above may prevent you from increasing the amount of any Credits or Step-Ups we would otherwise have applied to the Benefit Base based on Additional Purchase Payments, and may prevent you from increasing the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments.

Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders.

If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

●	among the currently available individual Investment Options (see “Available Individual Investment Options” below); or
●	in a manner consistent with any one of the restricted Model Allocations for which you may have been eligible (see “Restricted Model Allocations” below).

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Subject to our restrictions on frequent trading:

●	if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or
●	if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.

You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in “V. Description of the Contract – Accumulation Period Provisions – Withdrawals.” We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

Please consult with your financial representative to assist you in determining whether investing in any individual Investment Option or Model Allocation is suitable for your financial needs and risk tolerance.

Available Individual Investment Options. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:

●	Core Strategy Trust
●	Lifestyle Balanced MVP
●	Lifestyle Balanced PS Series
●	Lifestyle Conservative MVP
●	Lifestyle Conservative PS Series
●	Lifestyle Growth MVP
●	Lifestyle Growth PS Series
●	Lifestyle Moderate MVP
●	Lifestyle Moderate PS Series
●	Total Bond Market Trust B
●	Ultra Short Term Bond Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Investment Option, in connection with your selected Investment Options.

Restricted Individual Investment Options. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted (“Restricted Options”):

●	American Asset Allocation Trust
●	Capital Appreciation Value Trust
●	Money Market Trust

If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option, except to the Money Market Investment Option. No additional amounts may be allocated to the Money Market Investment Option. Also, you will not be able to transfer amounts from another Investment Option to any of the Restricted Options. And you will no longer be able to use the Restricted Option if at any point you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.

We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on page ii of this Prospectus. Please read a Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

Restricted Model Allocations. We do not currently make “Model Allocations” available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value, including

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future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.

If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Source Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.

None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

Table of Restricted Model Allocations. The following Model Allocation was available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.

Restricted Model Allocation for a Guaranteed Minimum Withdrawal Benefit Rider:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Fundamental Holdings of America (not available after April 30, 2009)	15% 25% 25% 35%	American International Trust American Growth Trust American Growth-Income Trust Bond Trust

Additional Restricted Model Allocations for Principal Plus (formerly known as Guaranteed Principal Plus). If you purchased a Contract with a Principal Plus Rider on or after December 8, 2003 (for John Hancock USA Contracts) or on or after May 10, 2004 (for John Hancock New York Contracts), but prior to August 16, 2004, you may continue to invest in one of the Restricted Model Allocations shown below if you were invested in that Model Allocation on August 16, 2004. These Restricted Model Allocations are not available for Contracts issued with Principal Plus on or after August 16, 2004. If you were invested in a Restricted Model Allocation on August 16, 2004, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in any available Fixed Investment Option under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any Variable Investment Option other than as permitted in that Model Allocation.

Restricted Model Allocations. The following eight Model Allocations were available with Principal Plus for Contracts issued prior to August 16, 2004 as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocation.

Restricted Model Allocations for Principal Plus:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Conservative Income Strategy (formerly, “Scudder Conservative Income Strategy”):	64.00% 10.00% 7.00% 6.00% 3.00% 2.00% 2.00% 2.00% 2.00% 1.00% 1.00%

Investment Quality Bond Trust

Active Bond Trust

Fundamental All Cap Core Trust

500 Index Trust B

International Value Trust

Total Stock Market Index Trust

Real Estate Securities Trust

Small Cap Index Trust

Fundamental Large Cap Value Trust

Global Trust

International Equity Index Trust B

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Model Allocation Name	Model Allocation Percentage	Portfolio Name
Growth Strategy (formerly, “Scudder Growth Strategy”):	23.00% 18.00% 14.00% 14.00% 11.00% 5.00% 5.00% 4.00% 2.00% 2.00% 2.00%

500 Index Trust B

Fundamental All Cap Core Trust

International Value Trust

Fundamental Large Cap Value Trust

Investment Quality Bond Trust

Total Stock Market Index Trust

Small Cap Index Trust

Real Estate Securities Trust

Global Trust

International Equity Index Trust

Active Bond Trust

Growth & Income Strategy (formerly, “Scudder Growth & Income Strategy”):	32.00% 17.00% 15.00% 9.00% 7.00% 5.00% 4.00% 3.00% 2.00% 2.00% 4.00%

Investment Quality Bond Trust

500 Index Trust B

Fundamental All Cap Core Trust

International Value Trust

Fundamental Large Cap Value Trust

Active Bond Trust

Total Stock Market Index Trust

Real Estate Securities Trust

Global Trust

International Equity Index Trust

Small Cap Index Trust

Income & Growth Strategy (formerly, “Scudder Income & Growth Strategy”):	46.00% 13.00% 11.00% 7.00% 6.00% 5.00% 3.00% 3.00% 2.00% 2.00% 2.00%

Investment Quality Bond Trust

Fundamental All Cap Core Trust

500 Index Trust B

Active Bond Trust

International Value Trust

Fundamental Large Cap Value Trust

Total Stock Market Index Trust

Small Cap Index Trust

Global Trust

International Equity Index Trust

Real Estate Securities Trust

Growth Focus:	45.00% 40.00% 15.00%	500 Index Trust B Investment Quality Bond Trust Fundamental All Cap Core Trust
Sector Focus:	40.00% 30.00% 15.00% 15.00%	Investment Quality Bond Trust Total Stock Market Index Trust Real Estate Securities Trust Fundamental All Cap Core Trust
US All-Capitalization:	40.00% 15.00% 15.00% 15.00% 15.00%	Investment Quality Bond Trust 500 Index Trust B Small Cap Index Trust Fundamental All Cap Core Trust Mid Cap Index Trust
Value Focus:	40.00% 30.00% 30.00%	Investment Quality Bond Trust Fundamental All Cap Core Trust Fundamental Large Cap Value Trust

If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value, including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual investment options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

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A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and, when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios,” as well as the Portfolio’s prospectus. You can obtain a Prospectus containing more complete information on each of the Portfolios by contacting the respective Annuities Service Center shown on page ii of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.

Increases in Guaranteed Amounts

We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments that we accept (see “Restrictions on Additional Purchase Payments,” above), Credits and Step-Ups.

Additional Purchase Payments. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders. Our restrictions on Additional Purchase Payments, however, may prevent you from increasing the amounts we guarantee under a GMWB Rider.

Credits. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.

Step-Ups. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.

We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider’s features in this Appendix.

Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders

Overview. Each of our GMWB Riders permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.

Our Income Plus For Life® Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the “Lifetime Income Amount”) during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.

Our Principal Plus, Principal Plus for Life Series Riders and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the “Guaranteed Withdrawal Amount”), beginning on the date you purchased the Rider.

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during the Rider’s Credit Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount guaranteed under the terms of the Rider you select.

If you purchased an Income Plus For Life® Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:

●	you take withdrawals prior to the Lifetime Income Date, or
●	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

Please refer to the “Features” section for each Rider for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.

Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.

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Pre-authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a GMWB Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider.

The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:

●	you select option A, B or C above; and
●	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

●	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59 1⁄2, a 10% penalty tax under the Code;
●	reduce the death benefit and other optional benefits;
●	cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program; and
●	may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see “Special Withdrawal Services – The Income Plan” in V. Description of the Contract”) if you enroll in the Income Made Easy Program.

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with a GMWB Rider, you may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancy of you and your Spouse). The Life Expectancy Distribution Program may provide one or more of the following:

●	Pre-59 1⁄2 Distributions—these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or
●	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or
●	Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3) or section 408A(c)(5). For further information on such distributions, please see “VII. Federal Tax Matters - Required Minimum Distributions.”

Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution Program may reduce future guaranteed minimum withdrawal values.

If you purchased an Income Plus For Life® Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Distribution Program on or after the Lifetime Income Date, however, we do not reduce annual withdrawal amounts under your Rider. Please refer to the “Features” section of this Appendix for more details regarding the effect that withdrawals made after the Lifetime Income Date have on the Rider’s guarantees.

The Life Expectancy Distribution Program ends when certain amounts described in the Rider are depleted to zero, or when the Contract Value is reduced to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.

If you are interested in the Life Expectancy Distribution Program, you may obtain further information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in the Income Plan (see “Special Withdrawal Services – The Income Plan” in “V. Description of the Contract”) or the Income Made Easy Program (see the preceding section).

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Under our Life Expectancy Distribution Program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1⁄2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. Please discuss these matters with a qualified tax professional.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a GMWB Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the “Features” section of each Rider for more information.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

Additional Annuity Options

In addition to the Annuity Options we provide under the Contract, we provide Annuity Options for Contracts issued with a GMWB Rider (“GMWB Alternate Annuity Options”). These GMWB Alternate Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These GMWB Alternate Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments. If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in “V. Description of the Contract – Pay-out Period Provisions”).

When you take withdrawals:

●	you have the flexibility to start and stop withdrawals;
●	you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
●	you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
●	you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders; and
●	you reduce the Contract Value available for annuitization.

When you annuitize:

●	you receive annuity payments that are fixed in amount (or in the number of units paid if you choose Variable Annuity payments);
●	your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);
●	you no longer have access to the Contract Value; and
●	your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

Special Considerations on Annuitization. The Contract, with or without a GMWB Rider, does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59 1⁄2. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

No Loans under 403(b) Plans. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) Plans is NOT available if you elected any of our GMWB Riders.

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Features of Income Plus For Life® 12.08 Series Riders

Covered Person(s)

The Income Plus For Life® 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime durations of two Covered Persons (Income Plus For Life –Joint Life® 12.08).

IPFL 12.08 Series Rider Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

●	(for Income Plus For Life® 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or
●	(for Income Plus For Life – Joint Life® 12.08) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

●	the Benefit Rate for the Rider (5% for Income Plus For Life® 12.08 and 4.75% (4.50% in New York) for Income Plus For Life – Joint Life® 12.08); by
●	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life® 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).

The maximum Lifetime Income Amount for an Income Plus For Life® 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life® 12.08 Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® 12.08 Rider because we provide our guarantee over the lifetimes of two Covered Persons under that Rider.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” below for more information.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” below for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchased the Rider if:

●	(for Income Plus For Life® 12.08) you were age 58 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58 1⁄2 (age 61 in NY).
●	(for Income Plus For Life – Joint Life® 12.08) both you and your Spouse were age 58 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 58 1⁄2 (age 61 in NY). (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and you took a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” below for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under your Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

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Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

●	Income Plus For Life® 12.08 – 5%; and
●	Income Plus For Life – Joint Life® 12.08 – 4.75% (4.50% in New York).

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® 12.08 Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® 12.08 Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life 12.08) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

EXAMPLE: Assume that you purchased a Contract with the Income Plus For Life® 12.08 Rider when your age was 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary since that is the Contract Anniversary before you turn age 59 1⁄2. If you are age 61 or older at the time you take your first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 4%. If you wait until you turn age 65 to take the first withdrawal after the Lifetime Income Date, we set your Benefit Rate equal to 5%.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® 12.08 Series Rider (see “Restrictions on Additional Purchase Payments,” above).

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

●	the Lifetime Income Date or
●	the latest of:
¡	the date of a Purchase Payment that we applied to the Benefit Base;
¡	the date of a reduction in the Benefit Base; or
¡	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. The Income Plus For Life® 12.08 Series Riders provide the following Credit features:

●	Annual Credit Rate
¡	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:
●	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
●	7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

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¡	For Contracts issued in New York with Income Plus For Life® 12.08, the Credit will be equal to:
●	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
●	6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
●	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Annual Credit Rate on the following Contract Anniversary will be 7%.
¡	For Contracts issued in New York with Income Plus For Life – Joint Life® 12.08, there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your Spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the date that the younger of you or your Spouse turns age 61, the Credit on the following Contract Anniversary will equal:
●	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
●	7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
●	Credit Period (for Annual Credits) for Income Plus For Life® 12.08 and Income Plus For Life – Joint Life® 12.08 (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
●	Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® 12.08 (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® 12.08 Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
●	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit. Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® 12.08 Rider
¡	.

Annual Credits. (We may refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.

Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:

●	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
●	the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

●	At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,350 (5% × $107,000).
●	At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount will increase to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawals and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

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●	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
●	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

Ten Year Credit (not available with NY Income Plus For Life® 12.08). (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life® 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)

If you take a withdrawal prior to the Target Date, we reduce the Target Amount on a pro rata basis, and we do not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life® 12.08 Rider based on the value of its other features.

At the end of the Ten Year Credit Period, we calculate and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

●	the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
●	the Target Amount.

The Target Amount is 170% of all “Adjusted Purchase Payments” made in the first Contract Year after you purchased the Rider plus 100% of all subsequent “Adjusted Purchase Payments” you make (subject to our Purchase Payment limits) up to the Target Date.

“Adjusted Purchase Payments” for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® 12.08 Rider until the applicable Target Date. We increase the Target Amount to reflect Additional Purchase Payments during that period.

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period.

We do not apply any Annual Credit or Ten Year Credit to the extent it increases the Benefit Base to an amount in excess of $5 million.

Step-Ups. The Income Plus For Life® 12.08 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up (4.75% for Income Plus For Life – Joint Life® 12.08 Riders outside New York; 4.5% in New York), and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

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Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

Step-Ups may occur only while the Income Plus For Life® 12.08 Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® 12.08 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

●	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
●	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
●	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Death Benefit During Accumulation Period” in “V. Description of the Contract”). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:

●	you take withdrawals prior to the Lifetime Income Date, or
●	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life® 12.08 Series Riders, an Excess Withdrawal is:

●	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
●	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1⁄2, or 61 in New York, at time of purchase, the Lifetime Income Date will not

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coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1⁄2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life® 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

●	if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base), or
●	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus For Life® 12.08 Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® 12.08 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Income Plus For Life® 12.08 Series Riders (see the “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution Program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution Program prior to the Lifetime Income

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Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution Program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution Program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® 12.08 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

●	the Contract Value reduces to zero at any time during a Contract Year; and
●	there were no Excess Withdrawals during that Contract Year; and
●	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life® 12.08 Series Rider if:

●	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
●	you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

●	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
●	If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
●	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

Income Plus For Life® 12.08. If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® 12.08:
1.	Not the Covered Person	-

may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.

		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® 12.08 fee at that time.
2.	The Covered Person	-	ends without any further benefit.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

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Income Plus For Life – Joint Life® 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary; or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® 12.08 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 12.08 Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

●	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
●	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® 12.08 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life® 12.08 Series Rider once it is in effect. However, an Income Plus For Life® 12.08 Series Rider terminates automatically upon the earliest of:

●	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
●	the date an Annuity Option begins;
●	the date the Contract Value and the Benefit Base both equal zero;
●	(for Income Plus For Life® 12.08) the death or removal of the Covered Person;
●	(for Income Plus For Life – Joint Life® 12.08) the death or removal of the last Covered Person remaining under the Rider;
●	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
●	termination of the Contract.

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Features of Income Plus For Life® (Quarterly Step-Up Review) Series Riders

Income Plus For Life® (Quarterly Step-Up Review) Series Definitions

The following definitions apply only to the Income Plus For Life® (Quarterly Step-Up Review) Series Riders.

Age 59 Contract Anniversary means the Contract Anniversary on, or next following, the date:

●	the Covered Person turns age 59 under an Income Plus For Life® (Quarterly Step-Up Review) Rider; or
●	the younger Covered Person turns age 59 under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider.

Adjusted Step-Up Value: We establish tentative Step-Up values on each “Interim Review Date” (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

Interim Review Date: Each of the quarterly dates on which we compare the Rider’s Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.

Form of Guaranteed Amounts

The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life –Joint Life® (Quarterly Step-Up Review)).

IPFL (Quarterly Step-Up Review) Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

●	(for Income Plus For Life® (Quarterly Step-Up Review)): the Covered Person remains alive and is designated as an Owner (or an Annuitant, subject to our underwriting rules) under the Contract: or
●	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): either Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

●	the Benefit Rate for the Rider (5% for Income Plus For Life® (Quarterly Step-Up Review), 4.75% for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) and 4.50% for New York Income Plus For Life – Joint Life (Quarterly Step-Up Review) ); by
●	the Benefit Base for the Rider on the Lifetime Income Date.

The maximum Lifetime Income Amount for an Income Plus For Life® (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is $237,500 ($225,000 in New York). We calculate a lower Lifetime Income Amount under the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% × $100,000).

We reduce the Lifetime Income Amount if you take Excess Withdrawals. Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to your Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This is the date you purchased the Rider if:

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●	(for Income Plus For Life® (Quarterly Step-Up Review)) you were age 58 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 58 1⁄2 (age 61 in New York).
●	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) both you and your Spouse were age 58 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 58 1⁄2 (age 61 in New York). (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

●	Income Plus For Life® (Quarterly Step-Up Review) – 5%
●	Income Plus For Life – Joint Life® (Quarterly Step-Up Review) – 4.75% (4.50% in New York).

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® (Quarterly Step-Up Review) Rider.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider.

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

●	the Lifetime Income Date or
●	the latest of:
¡	the date of a Purchase Payment that we applied to the Benefit Base,
¡	the date of a reduction in the Benefit Base, or
¡	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. The Income Plus For Life® (Quarterly Step-Up Review) Rider provides the following Credit features:

●	Annual Credit Rate –

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¡	For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Credit equal to:
●	7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
●	7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
¡	For Contracts issued in New York with Income Plus For Life® (Quarterly Step-Up Review), the Credit will be equal to:
●	6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
●	6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
●	During the Lifetime Income Credit Period, if you take no withdrawals in a Contract Year that begins on or after you turn age 61, the Credit rate on the following Contract Anniversary will be 7%.
¡	For Contracts issued in New York with Income Plus For Life – Joint Life® (Quarterly Step-Up Review), there is no Credit payable for Contract Years up to and including the Contract Year when the younger of you or your Spouse turns age 61. If you take no withdrawals in a Contract Year that begins on or after the younger of you or your Spouse turns age 61, the Credit on the following Contract Anniversary will equal:
●	7% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
●	7% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Credit) or reduction of the Benefit Base (if less than the amount used to calculate the previous Credit), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.
●	Credit Period (for Annual Credits) for Income Plus For Life® (Quarterly Step-Up Review) and Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (except in New York) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
●	Credit Period (for Annual Credits) for Income Plus For Life – Joint Life® (Quarterly Step-Up Review) (in New York) – The initial Credit Period coincides with the first 10 Contract Years, starting on the Contract Anniversary after the youngest Covered Person turns age 61, while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
●	Ten Year Credit Rate – See “Ten Year Credit” below for a description of the rate we use to calculate a Ten Year Credit.
●	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider
¡	.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

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Each time you qualify, we increase the Benefit Base by an Annual Credit equal to:

●	the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
●	the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We do not decrease the Annual Credit as a result of a Step-Up and do not increase the Annual Credit as a result of a reduction in the Benefit Base.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

●	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).
●	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduce the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit because you take a withdrawal during the year.
●	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

We do not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

Ten Year Credit. (not available with NY Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

●	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
●	the “Target Amount”(see below).

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.

The Target Amount is the greater of:

●	200% of all “Adjusted Purchase Payments” (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or
●	the highest Target Value.

In no event, however, will we set a Target Amount in excess of $5 million.

Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

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We reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.

EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:

●	(200% × $100,000) + (100% × $25,000) = $225,000; or
●	200% × $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero.

Step-Ups. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:

●	the Contract Value on that date; and
●	the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.

If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:

●	the Contract Value on the Contract Anniversary; or
●	the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% ×$125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

In no event, however, would we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life® (Quarterly Step-Up Review) Series Riders, we compare the Rider’s Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an “Interim Review Date.”

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments (“Adjusted Step-Up Value”), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

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EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

Under these assumptions for a single-life Income Plus For Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value equals $105,000 at the end of Contract Year 2.

Under these assumptions for an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider, we increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, we also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value equals $105,000 at the end of Contract Year 2.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee is based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life® (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Step-Ups may occur only while the Income Plus For Life® (Quarterly Step-Up Review) Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® (Quarterly Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

●	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
●	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
●	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

●	you take withdrawals prior to the Lifetime Income Date, or
●	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

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For the Income Plus For Life® (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:

●	a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
●	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution Program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Rider that named you as the Covered Person when you were 45. (Since you were under age 58 1⁄2 at time of purchase, the Lifetime Income Date will not coincide with the Rider’s effective date.) Now assume that in the eighth Contract Year, when you were 53, the Contract Value was $80,000, the Benefit Base was $90,000, no withdrawal charges apply under your Contract and you withdrew $5,000 of Contract Value.

In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1⁄2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by 10% ($10,000/$100,000) and since this withdrawal is an Excess Withdrawal, we reduce your Benefit Base by the same percentage ($110,000 × .10 = $11,000). The Benefit Base after the Excess Withdrawal is $99,000 ($110,000 – $11,000) and the Lifetime Income Amount is $4,950 (.05 × $99,000).

EXAMPLE (Income Plus For Life – Joint Life® (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,703 (4.75% × $99,000).

New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base by 10% ($10,000/$100,000). The new Benefit Base is $99,000 ($110,000 – 10% × $110,000 = $110,000 – $11,000). The new Lifetime Income Amount is $4,455 (4.50% × $99,000).

The Income Plus For Life® (Quarterly Step-Up Review) Series Riders enter a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the

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Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Quarterly Step-Up Review) benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Quarterly Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life® (Quarterly Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

●	the Contract Value reduces to zero at any time during a Contract Year; and
●	there were no Excess Withdrawals during that Contract Year; and
●	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life® (Quarterly Step-Up Review) Series Rider if you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

●	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
●	If you enter the Settlement Phase before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
●	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

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Impact of Death Benefits

Income Plus For Life® (Quarterly Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® (Quarterly Step-Up Review):
1.	Not the Covered Person	-

may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.

		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® (Quarterly Step-Up Review) fee at that time.
2.	The Covered Person	-	ends without any further benefit.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life® (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life® (Quarterly Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee (see “Rider Fees – Fee for Income Plus For Life® (Quarterly Step-Up Review) Series Riders” earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

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We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see “Covered Person” in the definitions above). If that happens and:

●	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
●	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® (Quarterly Step-Up Review) Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life® (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life® (Quarterly Step-Up Review) Series Rider terminates automatically upon the earliest of:

●	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
●	the date an Annuity Option begins;
●	the date the Contract Value and the Benefit Base both equal zero;
●	(for Income Plus For Life® (Quarterly Step-Up Review)) the death or removal of the Covered Person;
●	(for Income Plus For Life – Joint Life® (Quarterly Step-Up Review)) the death or removal of the last Covered Person remaining under the Rider;
●	the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
●	termination of the Contract.

Features of Income Plus For Life® (Annual Step-Up Review) Series Riders

Income Plus For Life® (Annual Step-Up Review) has previously been referred to as “Income Plus For Life®.”

Form of Guaranteed Amounts

Income Plus For Life® (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life – Joint Life® (Annual Step-Up Review)).

IPFL (Annual Step-Up Review) Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

●	(for Income Plus For Life® (Annual Step-Up Review)) the Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.
●	(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person and is designated as an Owner, Beneficiary or Annuitant of the Contract, subject to the terms and conditions of the Rider.

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We determine the initial Lifetime Income Amount by multiplying:

●	the Benefit Rate for the Rider (5% for Income Plus For Life® (Annual Step-Up Review), 4.75% for Income Plus For Life – Joint Life (Annual Step-Up Review); by
●	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% × $100,000).

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits, a Target Amount adjustment and Step-Ups as provided in the Rider.

Lifetime Income Date. The Lifetime Income Date is the date you purchased the Rider if:

●	(for Income Plus For Life® (Annual Step-Up Review)) you were age 59 1⁄2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you turn age 59 1⁄2 (age 61 in New York).
●	(for Income Plus For Life – Joint Life® (Annual Step-Up Review)) both you and your Spouse were age 59 1⁄2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger Spouse would turn age 59 1⁄2. (The Lifetime Income Date does not change if the younger Spouse does not survive to this date and the older Spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allowed you to purchase the Rider after the first Contract Year, we may have determined the initial Benefit Base based on your Contract Value after the first Contract Year.

We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

●	Income Plus For Life® (Annual Step-Up Review) – 5%
●	Income Plus For Life – Joint Life® (Annual Step-Up Review) – 4.75%

Because we provide our guarantee over the lifetimes of two Covered Persons under an Income Plus For Life – Joint Life (Annual Step-Up Review) Rider, we use a lower Benefit Rate than we do under an Income Plus For Life® (Annual Step-Up Review) Rider. We will use the Benefit Rate applicable to the age of the Covered Person (youngest Covered Person under IPFL – Joint Life (Annual Step-Up Review)) on the first withdrawal after the Lifetime Income Date to calculate the initial Lifetime Income Amount.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an Income Plus For Life® (Annual Step-Up Review) Series Rider.

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase

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Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

●	the Lifetime Income Date or
●	the latest of:
¡	the date of a Purchase Payment that we applied to the Benefit Base,
¡	the date of a reduction in the Benefit Base, or
¡	the effective date of a Step-Up.

Credits. The Income Plus For Life® (Annual Step-Up Review) Rider provides the following Credit features:

●	Annual Credit Rate:
¡	7% for Riders purchased on or after January 17, 2008 and outside of New York;
¡	6% for Riders purchased before January 17, 2008 or in New York.
●	Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
●	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit. Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider
¡	.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

●	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).
●	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
●	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

●	At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,035 (4.75% × $106,000).
●	At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% × $100,000). The Lifetime Income Amount increases to $5,320 (4.75% × $112,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
●	At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (6% × ($100,000 + $5,000) = $6,300). The Benefit Base increases to $111,300 ($100,000 + $5,000 + $6,300) and the Lifetime Income Amount increases to $5,287 (4.75% × $111,300).

Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider

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until the end of the Ten Year Credit Period, we make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

●	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
●	the Target Amount (see below).

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turned age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

We reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life® (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we also increase the Target Amount to reflect favorable investment performance.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal.

Step-Ups. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

How Step-Ups Work. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider fee (see “Rider Fees” earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $8,750 (7% × $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income Date), we also increase the Lifetime Income Amount. The new Lifetime Income Amount equals the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Step-Ups may occur only while the Income Plus For Life® (Annual Step-Up Review) Series Rider is in effect.

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Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® (Annual Step-Up Review) Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

●	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
●	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
●	if you make an Additional Purchase Payment that we accept under a Financial Account Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We will reduce the death benefit on a dollar-for-dollar basis for any withdrawals you make after the Lifetime Income Date until the total amount of withdrawals during a Contract Year equals the Lifetime Income Amount. Once a withdrawal exceeds the Lifetime Income Amount, we will reduce the death benefit on a pro rata basis by the entire amount of that withdrawal.

EXAMPLE: If you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, and your Lifetime Income Amount is $5,000, we reduce your Guaranteed Minimum Death Benefit on a pro rata basis for the amount of the Excess Withdrawal. That means we reduce the Contract Value to $72,000 and the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000), to $90,000 ($100,000 – 10% × $100,000).

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

●	you take withdrawals prior to the Lifetime Income Date, or
●	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

For the Income Plus For Life® (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:

●	any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see “Benefit Rate” above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or
●	a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

EXAMPLE (Income Plus For Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we first reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $4,000 – 5% of the new Benefit Base after the withdrawal ($80,000).

EXAMPLE (Income Plus For Life – Joint Life® (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount is $5,225. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and we reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 – $10,000) or the Benefit Base after the withdrawal ($110,000 – $10,000). The new Lifetime Income Amount is $3,800 – 4.75% of the new Benefit Base after the withdrawal ($80,000).

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We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:

●	the Contract Value immediately after the withdrawal; or
●	the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life® (Annual Step-Up Review) Rider. (See “Settlement Phase” in this section, below.)

Withdrawals after the Lifetime Income Date. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal. If so, we reset the Benefit Base to equal the lesser of:

●	the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or
●	the Contract Value immediately after the Excess Withdrawal.

After we reset the Benefit Base, we reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

The Income Plus For Life® (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see “Settlement Phase” in this section, below). The Income Plus For Life® (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount. If you purchased Income Plus For Life (Annual Step-Up Review), we adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

●	you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or
●	you purchased the Income Plus For Life® (Annual Step-Up Review) Rider before the Covered Person turned age 59 1⁄2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:

●	the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:
¡	the Excess Withdrawal amount; divided by
¡	the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

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Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an Income Plus For Life® (Annual Step-Up Review) Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Income Plus For Life® (Annual Step-Up Review) Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of a an Income Plus For Life® (Annual Step-Up Review) Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under the Rider begins if:

●	the Contract Value reduces to zero at any time during a Contract Year,
●	there were no Excess Withdrawals during that Contract Year, and
●	the Benefit Base is still greater than zero at the time.

You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value declines to zero.

The settlement payment we pay to you under the Rider varies:

●	If you enter the Settlement Phase after the Lifetime Income Date, at the start of the Settlement Phase we pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year, and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
●	If you enter the Settlement Phase before the Lifetime Income Date, we begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount.
●	In lieu of annual payments of the settlement amount, we permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

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Impact of Death Benefits

Income Plus For Life (Annual Step-Up Review). If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:		Then INCOME PLUS FOR LIFE® (ANNUAL STEP-UP REVIEW):
1.	Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse	-

may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider fee based on the recalculated Benefit Base.

		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee at that time.
2.	Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	may continue in the same manner as 1.
		-	enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
		-	does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus For Life® (Annual Step-Up Review) fee at that time.
3.	The Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	ends without any further benefit.
4.	The Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	ends without any further benefit.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life® (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is an individual, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Income Plus For Life – Joint Life® (Annual Step-Up Review). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a Spousal Beneficiary or (c) the surviving Covered Person is a Spouse of the deceased Owner and a tax-qualified retirement plan is the non-Spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures, subject to the distribution options listed in the Contract. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider fee (see “Fee for Income Plus For Life® (Annual Step-Up Review) Series Riders” in “General Information

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about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life – Joint Life® (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

●	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
●	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Termination of Rider

You may not terminate the Income Plus For Life® (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life® (Annual Step-Up Review) Rider terminates automatically upon the earliest of:

●	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
●	the date an Annuity Option begins;
●	the date the Contract Value and the Benefit Base both equal zero;
●	the death or removal of the Covered Person; or
●	termination of the Contract.

Features of Principal Plus and Principal Plus for Life Series Riders

Forms of Guaranteed Amounts

Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.

In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. Principal Plus does not provide a lifetime income guarantee.

Principal Plus and PPFL Benefits

Lifetime Income Amount (Not applicable to Principal Plus). The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract an Owner, Beneficiary or Annuitant under the Contract.

We determine the initial Lifetime Income Amount by multiplying:

●	the Benefit Rate for the Rider (5%); by
●	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

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We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

Lifetime Income Date (Not applicable to Principal Plus). The Lifetime Income Date is the date you purchased the Rider if:

●	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58 1⁄2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 58 1⁄2.
●	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1⁄2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 59 1⁄2.
●	(for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you turn age 65.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” below).

Benefit Base

The Riders refer to the Benefit Base as the “Guaranteed Withdrawal Balance.”

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take a withdrawal. We may reduce the Benefit Base to reflect the withdrawal either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.

The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.

Benefit Rate

The Benefit Rate is:

●	Principal Plus – 5.00%
●	Principal Plus for Life – 5.00%
●	Principal Plus for Life Plus Automatic Annual Step-Up – 5.00%

Guaranteed Withdrawal Amount

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.

Increases in Guaranteed Amounts

Additional Purchase Payments – Principal Plus Rider. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under a Principal Plus Rider.

We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:

●	5% of the Benefit Base immediately after the Additional Purchase Payment; or
●	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.

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Additional Purchase Payments – Principal Plus for Life Series Riders. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:

●	in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:
¡	5% of the Benefit Base immediately after the Additional Purchase Payment; or
¡	the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.
●	in the case of the Lifetime Income Amount, to equal the lesser of:
¡	5% of the Benefit Base immediately after the Additional Purchase Payment; or
¡	the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.

Credits. The Riders provide the following Credit features:

●	Credit Rate – 5%.
●	initial Credit Period
¡	(for Principal Plus) – the first 5 Contract Years.
¡	(for Principal Plus for Life Series Riders issued prior to May 1, 2007) - the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to the Contract Year in which the Covered Person turns age 80.
¡	(for Principal Plus for Life Series Riders issued on and after May 1, 2007) - the first 10 Contract Years.
●	extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) – Each time a Step-Up occurs, we extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify for a Credit, we increase the Benefit Base:

●	by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see “Withdrawals, Distributions and Settlements”); otherwise
●	by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.

Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

●	At the end of the first Contract Year, we apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,250 (5% × $105,000).
●	At the end of the second Contract Year, we apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,500 (5% × $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.
●	At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($100,000 + $5,000) = $5,250). The Benefit Base increases to $110,250 ($100,000 + $5,000 + $5,250) and the Lifetime Income Amount increases to $5,513 (5 × $110,250).

Step-Ups. The Principal Plus and Principal Plus For Life Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and

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including the Age 95 Contract Anniversary. You will no longer be eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider fee (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:

●	(for Principal Plus and Principal Plus for Life) 0.75%, and
●	(for Principal Plus for Life Plus Automatic Annual Step-Up) 1.20%.

If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Up Dates. We schedule Step-Up Dates:

●	(for Principal Plus) - every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary.
●	(for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) - every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary.
●	(for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) - the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary.
●	(for Riders issued in Oregon) - we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.
●	(for Principal Plus for Life Riders with endorsement) - we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.

Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th Contract Anniversary (or when the Covered Person turns the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary equals $6,250 (5% × $125,000).

Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may have issued a special endorsement to a Principal Plus Rider after we issued the Contract. Under this special endorsement to the Principal Plus Rider, we automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.

If you decline a scheduled Step-Up, you have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Step-Ups under Principal Plus for Life Series Riders. We automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you have the option to elect to step up the Benefit Base (as

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well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Principal Plus or Principal Plus for Life Series Rider is in effect.

Withdrawals, Distributions and Settlements

Overview. The Principal Plus and Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives (does not apply to Principal Plus, which permits withdrawals until the Benefit Base is depleted to zero), subject to the terms and conditions of the Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

●	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;
●	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or
●	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see “Settlement Phase” in this section, below).

We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you selected. Your future Lifetime Income Amount could be significantly reduced if:

●	you take withdrawals prior to the Lifetime Income Date, or
●	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) taken during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount at the time of withdrawal.

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We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.

Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:

●	the Contract Value immediately after the withdrawal; or
●	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:

●	the Guaranteed Withdrawal Amount prior to the withdrawal; or
●	5% of the greater of: (a) the Contract Value after the withdrawal or (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Guaranteed Withdrawal Amount and/or Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be entirely or partially an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.

Withdrawals on and after the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount equals the lesser of:

●	the Lifetime Income Amount prior to the withdrawal; or
●	5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.

Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Plus or Principal Plus for Life Series Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with a Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. We also offer the Income Made Easy Program for Principal Plus, and the full allowable amount is

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based on the Guaranteed Withdrawal Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for your Rider (see “Pre-authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution program is available with the Principal Plus and Principal Plus for Life Series Riders (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

For Principal Plus, the Company’s Life Expectancy Amount for each year is equal to the greater of:

●	the Contract Value as of the applicable date divided by the Owner’s life expectancy; or
●	the Benefit Base as of the applicable date divided by the Owner’s life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner’s life expectancy is determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax professional for more information on distribution requirements under the Code.

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

Settlement Phase. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see “Settlement Phase” below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.

Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus’s Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” earlier in this Appendix). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus’s Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Prospectus described in “Accumulation Period Provisions.”

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in “Impact of Death Benefits,” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus’s Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract described in the “Accumulation Period Provisions – Payment of Death Benefit” provision of this Prospectus.

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Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:

●	You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.
●	You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to any remaining Lifetime Income Amount value.
●	We make settlement payments to you each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we continue to make settlement payments each Contract Year during the Covered Person’s lifetime in an amount that is equal to the Lifetime Income Amount.
●	After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Beneficiary is:		Then PRINCIPAL PLUS:
1.	The deceased Owner’s Spouse	-	Continues if the Benefit Base is greater than zero.
		-	Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.
		-	Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions are treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts in excess of both the Guaranteed Withdrawal Amount and the Life Expectancy Distributions. In such cases, the Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this Rider).
		-	Continues to impose the Principal Plus fee.
		-	Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest Step-Up Date will be no later than the 30th Contract Anniversary.

2.	Not the deceased Owner’s Spouse	-	Continues in the same manner as above, except that Principal Plus does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit.
If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

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Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:		Then PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
1.	The Covered Person and the Beneficiary is the deceased Owner’s Spouse	-

Does not continue with respect to the Lifetime Income Amount, but continues with respect to the Guaranteed Withdrawal Amount if the death benefit or the Benefit Base is greater than zero. We automatically step up the Benefit Base to equal the initial death benefit we determine, if greater than the Benefit Base prior to the death benefit.

		-	Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero.
		-	Continues to impose the Principal Plus for Life fee.
		-	Continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We permit the Spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.

2.	The Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	Continues in the same manner as 1, except that Principal Plus for Life does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

3.	Not the Covered Person and the Beneficiary is the deceased Owner’s Spouse	-	Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.

4.	Not the Covered Person and the Beneficiary is not the deceased Owner’s Spouse	-	Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior to the payment of any portion of the death benefit, we determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached his or her Lifetime Income Date.

		-	In this case, does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. An individual Beneficiary who is the deceased Owner’s surviving Spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

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Termination of Rider

You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:

●	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
●	under Principal Plus, the date the Benefit Base depletes to zero; or
●	under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or
●	under Principal Plus, the Maturity Date under the Contract; or
●	under Principal Plus for Life Series Riders, the date an Annuity Option begins; or
●	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
●	termination of the Contract.

Features of Principal Returns Rider

Form of Guarantee

The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).

In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.

The Rider does not provide a lifetime income guarantee.

Benefit Base

The Rider refers to the Benefit Base as the “Guaranteed Withdrawal Balance.” The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may determine the Benefit Base by using your Contract Value after the first Contract Year.

The maximum Benefit Base at any time is $5 million. We increase the Benefit Base to reflect Additional Purchase Payments and Step-Ups. We reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

Benefit Rate

The Benefit Rate is 8%.

Guaranteed Withdrawal Amount

The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.

Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you are no longer eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under the Principal Returns Rider.

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We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept (see “Restrictions on Additional Purchase Payments,” above), subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:

●	8% of the Benefit Base immediately after the Purchase Payment; or
●	the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider’s Accumulation Benefit (see following section).

Accumulation Benefit (not available for Riders issued in the state of Washington). As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value equals the greater of:

●	the amount of your initial Purchase Payments, up to $5 million; or
●	your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.

Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period reflects these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.

If you qualify, we determine an Accumulation Benefit on your 10th Contract Anniversary and credit it to your Contract Value. We apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You are not eligible for an Accumulation Benefit if you take a withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.

Step-Ups. The Principal Returns Rider provides Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value on a Step-Up Date to certain previously calculated guaranteed amounts.

We schedule Step-Up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary. You are no longer eligible for Step-Ups, however, if you decline a scheduled increase in the Rider fee rate (see “Rider Fees” earlier in this Appendix).

On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we automatically increase the Benefit Base to equal the Contract Value (up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount equals the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider fee. The new Rider fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see “Rider Fees” in “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements

Overview. Although the Rider guarantees a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Impact of Death Benefits” in this section, below). We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Guaranteed Withdrawal Amount could be significantly reduced.

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We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Guaranteed Withdrawal Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Guaranteed Withdrawal Amount values.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider. Your future Guaranteed Withdrawal Amount could be significantly reduced if your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.

Impact of Withdrawals. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:

●	the Contract Value immediately after the withdrawal; or
●	the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount equals the lesser of:

●	the Guaranteed Withdrawal Amount prior to the withdrawal; or
●	8% of the greater of: (a) the Contract Value after the withdrawal; or (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with a Principal Returns Rider, you may be able to pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see “Pre-Authorized Withdrawals – The Income Made Easy Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. The Life Expectancy Distribution Program is available with the Principal Returns Rider (see “Pre-Authorized Withdrawals – Life Expectancy Distribution Program” under “General Information about Guaranteed Minimum Withdrawal Benefit Riders” in this Appendix).

Each withdrawal under our automatic Life Expectancy Distribution Program reduces your Contract Value and Benefit Base. We do not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you no longer qualify for the Rider’s Accumulation Benefit at your 10th Contract Anniversary.

Settlement Phase. The Settlement Phase under the Rider begins if:

●	the Contract Value reduces to zero at any time during a Contract Year, and
●	there were no Excess Withdrawals during that Contract Year, and
●	the Benefit Base is still greater than zero at the time.

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Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see “Life Expectancy Distribution Program”). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in “Accumulation Period Provisions – Death Benefit During Accumulation Period” section of the Prospectus.

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in “Impact of Death Benefits” below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the “Death Benefit Before Maturity Date” section of the Contract, described in the “Accumulation Period Provisions – Death Benefit During Accumulation Period” provision of the Prospectus.

Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.

Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:

●	Continues if the Benefit Base is greater than zero.
●	Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.
●	Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).
●	Continues to impose the Rider fee.
●	Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.
●	Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have turned age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner’s Spouse, the surviving Spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. An individual Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. Otherwise, the entire interest must be distributed within five years of the Owner’s death.

Termination of Rider

You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:

●	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
●	the date the Benefit Base and the Contract Value both deplete to zero; or
●	the date an Annuity Option under the Contract begins; or
●	the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
●	termination of the Contract.

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Appendix D: Optional Guaranteed Minimum Income Benefits

This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Wealthmark Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any guaranteed minimum income benefit Riders applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about optional benefit Riders.

The following is a list of the various optional guaranteed minimum income benefits that may have been available to you at issue. Not all Riders were available at the same time or in all states.

John Hancock USA

Guaranteed Retirement Income Benefit* II

Guaranteed Retirement Income Benefit* III

John Hancock New York

Guaranteed Retirement Income Benefit* II

*May also, in marketing and other materials, be referred to as “Guaranteed Retirement Income Programs.”

The optional Guaranteed Retirement Income Benefits guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.

John Hancock USA

Availability of Guaranteed Retirement Income Benefits

John Hancock USA offered two versions of the Guaranteed Retirement Income Benefit. Guaranteed Retirement Income Benefit II was available for Contracts issued between July 2001 and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Benefit III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). We describe differences between Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III below.

Conditions of Exercise. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:

●	may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and
●	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.

Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III

The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Benefit monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.

Growth Factor Income Base:

The Growth Factor Income Base is equal to (a) less (b), where:

(a)	is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and
(b)	is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

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Guaranteed Retirement Income Benefit II Growth Factor: The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Guaranteed Retirement Income Benefit III Growth Factor: The growth factor is 5% per annum if the oldest Annuitant is 75 or younger at issue, and 3% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Step-Up Income Base: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of the Guaranteed Retirement Income Benefit and prior to the oldest Annuitant’s turning age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.

Guaranteed Retirement Income Benefit II Income Base Reductions: Withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Guaranteed Retirement Income Benefit III Income Base Reductions: If total withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the withdrawal. If total withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated below.

Withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Monthly Income Factors: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see “V. Description of the Contract – Pay-out Period Provisions – Annuity Options”).

Life Annuity with a 10-Year Period Certain – Available for both Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III.

Joint and Survivor Life Annuity with a 20-Year Period Certain – Available for Contracts with Guaranteed Retirement Income Benefit II issued prior to January 27, 2003 (availability may vary by state).

Joint and Survivor Life Annuity with a 10-Year Period Certain - Available for Guaranteed Retirement Income Benefit III and for Contracts issued with Guaranteed Retirement Income Benefit II on or after January 27, 2003 (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise the Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee

The risk assumed by us associated with a Guaranteed Retirement Income Benefit is that annuity benefits payable under a Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Benefit Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income

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Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

Guaranteed Retirement Income Benefit Rider	Annual Fee
Guaranteed Retirement Income Benefit II	0.45%
Guaranteed Retirement Income Benefit III	0.50%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Benefit

A Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:

●	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;
●	the termination of the Contract for any reason; or
●	the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans

The use of a Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Benefit.

Hence, you should consider that because (a) a Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and (b) the election of a Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though a Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your own qualified tax professional.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

Guaranteed Retirement Income Benefits do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Contract Value at current annuity factors. Therefore, Guaranteed Retirement Income Benefits should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Benefit.

John Hancock New York

Availability of Guaranteed Retirement Income Benefit

John Hancock New York offered Guaranteed Retirement Income Benefit II for Contracts issued between December 2, 2002 and June 11, 2004.

Conditions of Exercise. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:

●	may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and
●	must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the 10th Contract Anniversary, if later.

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Income Base

The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Benefit II only) or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

The Income Base is used solely for purposes of calculating the Guaranteed Retirement Income Benefit monthly annuity payments and does not provide a Contract Value or guarantee performance of any Investment Option.

Growth Factor Income Base (Guaranteed Retirement Income Benefit II only): The Growth Factor Income Base is equal to (a) less (b), where:

(a)	is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and
(b)	is the sum of Income Base reductions (defined below) in connection with withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

Growth Factor: The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has turned age 85.

Step-Up Income Base: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of the Guaranteed Retirement Income Benefit and prior to the oldest Annuitant’s turning age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with withdrawals since the last day of the Contract Year.

Income Base Reductions: Withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the withdrawal and (ii) is equal to the withdrawal amount divided by the Contract Value prior to the withdrawal.

Monthly Income Factors: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see “V. Description of the Contract – Pay-out Period Provisions – Annuity Options”):

●	Life Annuity with a 10-Year Period Certain;
●	Joint and Survivor Life Annuity with a 20-Year Period Certain.

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise the Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee

The risk assumed by us associated with a Guaranteed Retirement Income Benefit is that annuity benefits payable under a Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the “Guaranteed Retirement Income Benefit Fee”). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

Guaranteed Retirement Income Benefit Rider	Annual Fee
Guaranteed Retirement Income Benefit II	0.45%

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If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Benefit

The Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:

●	the Contract Anniversary immediately prior to the oldest Annuitant’s 85th birthday or the tenth Contract Anniversary, if later;
●	the termination of the Contract for any reason; or
●	the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans

The use of the Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under the Guaranteed Retirement Income Benefit.

You should consider that because (a) the Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your own qualified tax professional.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

Guaranteed Retirement Income Benefits do not provide Contract Value or guarantee performance of any Investment Option. Because this benefit is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Contract Value at current annuity factors. Therefore, Guaranteed Retirement Income Benefits should be regarded as a safety net. As described above under “Income Base,” withdrawals will reduce the Guaranteed Retirement Income Benefit.

D-5

Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

●	Wealthmark Contracts with no optional benefit Riders;
●	Wealthmark Contracts with the Enhanced Earnings optional benefit Rider; and
●	Wealthmark Contracts with the Payment Enhancement optional benefit Rider.

Please note that fees for the Guaranteed Retirement Income Program II, Guaranteed Retirement Income Program III, Accelerated Beneficiary Protection Death Benefit and the GMWB Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

U-1

Wealthmark ALL

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values- Wealthmark Variable Annuity

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
500 Index Trust B - NAV Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	17.835	17.881	15.986	12.279	10.754	10.705	9.452	7.586	12.249	12.500
Value at End of Year	19.635	17.835	17.881	15.986	12.279	10.754	10.705	9.452	7.586	12.249
Wealthmark No. of Units	771,482	933,615	1,129,264	1,469,596	1,884,181	2,242,696	2,597,793	2,922,785	3,207,544	3,636,231
NY Wealthmark No. of Units	99,432	104,422	136,304	177,445	232,630	258,634	290,018	307,062	329,044	351,590
Wealthmark Contracts with EER
Value at Start of Year	17.529	17.609	15.774	12.140	10.654	10.627	9.401	7.561	12.233	12.500
Value at End of Year	19.259	17.529	17.609	15.774	12.140	10.654	10.627	9.401	7.561	12.233
No. of Units	100,234	113,111	118,631	164,210	195,885	211,814	249,107	279,773	348,730	405,345
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	17.302	17.407	15.617	12.038	10.580	10.569	9.364	7.542	12.221	12.500
Value at End of Year	18.982	17.302	17.407	15.617	12.038	10.580	10.569	9.364	7.542	12.221
No. of Units	16,078	15,494	14,810	17,021	16,738	24,007	23,630	23,398	15,419	22,423
Active Bond Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	18.397	18.682	17.774	18.017	16.690	16.012	14.281	11.643	13.215	13.102
Value at End of Year	18.910	18.397	18.682	17.774	18.017	16.690	16.012	14.281	11.643	13.215
Wealthmark No. of Units	280,107	315,495	375,896	455,572	553,865	646,738	885,812	971,902	1,091,044	1,523,314
NY Wealthmark No. of Units	34,950	38,857	43,011	53,199	65,908	71,144	83,867	98,003	99,021	132,962
Wealthmark Contracts with EER
Value at Start of Year	18.009	18.324	17.468	17.742	16.469	15.832	14.148	11.558	13.145	13.049
Value at End of Year	18.473	18.009	18.324	17.468	17.742	16.469	15.832	14.148	11.558	13.145
No. of Units	47,442	48,444	55,447	65,998	74,575	75,777	91,157	107,803	118,420	170,957
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	17.722	18.060	17.242	17.539	16.305	15.697	14.049	11.494	13.092	13.010
Value at End of Year	18.153	17.722	18.060	17.242	17.539	16.305	15.697	14.049	11.494	13.092
No. of Units	11,911	11,589	11,405	12,495	12,128	13,854	14,637	14,673	22,155	25,839
All Cap Core Trust (formerly Growth Trust) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	26.084	25.842	23.942	18.113	15.784	15.984	14.368	11.360	19.122	20.097
Value at End of Year	28.391	26.084	25.842	23.942	18.113	15.784	15.984	14.368	11.360	19.122
Wealthmark No. of Units	44,139	44,801	53,166	77,283	122,059	132,070	149,215	177,068	201,654	265,205
NY Wealthmark No. of Units	10,365	10,540	10,725	14,937	17,427	18,098	18,765	20,251	22,565	22,780
Wealthmark Contracts with EER
Value at Start of Year	25.382	25.196	23.391	17.731	15.483	15.710	14.150	11.210	18.908	19.898
Value at End of Year	27.572	25.382	25.196	23.391	17.731	15.483	15.710	14.150	11.210	18.908
No. of Units	18,652	17,977	2,994	22,630	23,889	24,662	26,297	41,864	43,910	44,286
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	18.749	19.750
Value at End of Year	—	—	—	—	—	—	—	—	11.099	18.749
No. of Units	—	—	—	—	—	—	—	—	858	859
American Asset Allocation Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	21.485	21.591	20.874	17.192	15.097	15.180	13.756	11.317	16.357	17.629
Value at End of Year	23.075	21.485	21.591	20.874	17.192	15.097	15.180	13.756	11.317	16.357
Wealthmark No. of Units	102,879	102,850	98,537	91,483	119,244	155,379	167,304	185,943	181,553	115,332
NY Wealthmark No. of Units	16,230	16,881	18,031	17,273	17,738	18,174	19,414	12,418	10,846	6,562
Wealthmark Contracts with EER
Value at Start of Year	22.584	22.741	22.030	18.180	15.997	16.116	14.634	12.063	17.471	17.629
Value at End of Year	24.207	22.584	22.741	22.030	18.180	15.997	16.116	14.634	12.063	17.471
No. of Units	13,031	13,877	17,566	23,684	15,430	20,586	18,080	22,928	13,273	8,197

U-2

Wealthmark ALL

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	22.292	22.480	21.810	18.026	15.885	16.028	14.576	12.033	17.453	17.629
Value at End of Year	23.858	22.292	22.480	21.810	18.026	15.885	16.028	14.576	12.033	17.453
No. of Units	334	343	352	593	607	622	639	654	668	3,249
American Bond Trust (merged into Bond Trust eff 10-28-2011) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	12.967	11.749	13.212	13.263
Value at End of Year	—	—	—	—	—	—	13.550	12.967	11.749	13.212
Wealthmark No. of Units	—	—	—	—	—	—	54,438	94,743	65,310	31,935
NY Wealthmark No. of Units	—	—	—	—	—	—	2,033	1,617	3,487	437
Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	12.853	11.669	13.149	13.216
Value at End of Year	—	—	—	—	—	—	13.403	12.853	11.669	13.149
No. of Units	—	—	—	—	—	—	15,602	21,104	19,332	29,323
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.181
Value at End of Year	—	—	—	—	—	—	—	—	—	13.101
No. of Units	—	—	—	—	—	—	—	—	—	—
American Global Growth Trust - Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	17.550	16.712	16.645	13.143	10.926	12.229	11.155	7.999	13.230	13.002
Value at End of Year	17.323	17.550	16.712	16.645	13.143	10.926	12.229	11.155	7.999	13.230
Wealthmark No. of Units	61,990	73,343	79,692	103,165	91,880	98,873	94,819	155,942	76,034	8,792
NY Wealthmark No. of Units	2,893	2,965	3,103	7,490	5,576	4,994	5,017	4,875	4,100	2,565
Wealthmark Contracts with EER
Value at Start of Year	17.248	16.457	16.424	12.995	10.824	12.140	11.095	7.972	13.212	12.988
Value at End of Year	16.991	17.248	16.457	16.424	12.995	10.824	12.140	11.095	7.972	13.212
No. of Units	2,815	2,837	17,679	21,881	43,964	41,610	42,491	53,819	5,494	224
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	13.199	12.978
Value at End of Year	—	—	—	—	—	—	—	—	7.952	13.199
No. of Units	—	—	—	—	—	—	—	—	5,205	—
American Global Small Capitalization Trust (merged into American Global Growth Trust eff 04-26-2013) - Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	10.737	9.268	11.694	9.732	6.152	13.502	13.928
Value at End of Year	—	—	—	—	10.737	9.268	11.694	9.732	6.152	13.502
Wealthmark No. of Units	—	—	—	—	54,847	55,155	66,748	76,519	29,674	1,024
NY Wealthmark No. of Units	—	—	—	—	3,814	5,677	9,863	8,024	1,633	—
Wealthmark Contracts with EER
Value at Start of Year	—	—	—	10.616	9.182	11.608	9.680	6.131	13.484	13.913
Value at End of Year	—	—	—	—	10.616	9.182	11.608	9.680	6.131	13.484
No. of Units	—	—	—	—	3,065	3,634	3,089	3,943	3,391	—
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.902
Value at End of Year	—	—	—	—	—	—	—	—	—	13.471
No. of Units	—	—	—	—	—	—	—	—	—	—
American Growth Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	30.981	29.542	27.749	21.734	18.801	20.025	17.190	12.570	22.879	22.163
Value at End of Year	33.310	30.981	29.542	27.749	21.734	18.801	20.025	17.190	12.570	22.879
Wealthmark No. of Units	100,682	112,797	130,813	158,568	247,023	271,190	290,602	311,615	337,855	233,294
NY Wealthmark No. of Units	—	1,171	1,178	1,773	2,309	2,435	4,686	4,831	657	2,086
Wealthmark Contracts with EER
Value at Start of Year	30.206	28.861	27.164	21.318	18.479	19.721	16.962	12.429	22.667	21.987
Value at End of Year	32.412	30.206	28.861	27.164	21.318	18.479	19.721	16.962	12.429	22.667
No. of Units	3,672	3,732	4,128	7,681	11,832	11,846	15,401	16,379	16,504	17,785
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	29.638	28.360	26.733	21.011	18.240	19.496	16.793	12.323	22.509	21.855
Value at End of Year	31.754	29.638	28.360	26.733	21.011	18.240	19.496	16.793	12.323	22.509
No. of Units	1,140	1,149	1,158	1,392	1,406	4,976	4,177	4,192	1,512	—

U-3

Wealthmark ALL

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
American Growth-Income Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	27.230	27.350	25.188	19.228	16.675	17.299	15.827	12.283	20.147	20.629
Value at End of Year	29.821	27.230	27.350	25.188	19.228	16.675	17.299	15.827	12.283	20.147
Wealthmark No. of Units	73,233	73,712	83,676	103,542	127,062	136,480	164,342	184,200	157,491	120,574
NY Wealthmark No. of Units	1,350	1,653	761	357	1,314	1,152	2,017	2,025	471	485
Wealthmark Contracts with EER
Value at Start of Year	26.549	26.720	24.656	18.860	16.389	17.036	15.617	12.145	19.960	20.465
Value at End of Year	29.018	26.549	26.720	24.656	18.860	16.389	17.036	15.617	12.145	19.960
No. of Units	2,980	3,008	3,959	5,706	7,911	8,807	7,936	8,474	5,663	6,861
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	19.821	20.343
Value at End of Year	—	—	—	—	—	—	—	—	12.042	19.821
No. of Units	—	—	—	—	—	—	—	—	3,482	—
American High-Income Bond Trust (merged into High Yield Trust eff 04-26-2013) - Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	13.747	13.758	12.182	8.925	11.971	12.119
Value at End of Year	—	—	—	—	15.314	13.747	13.758	12.182	8.925	11.971
Wealthmark No. of Units	—	—	—	—	54,626	55,585	56,822	49,348	40,050	—
NY Wealthmark No. of Units	—	—	—	—	2,951	1,920	2,892	319	—	—
Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	13.619	13.657	12.117	8.895	11.955	12.106
Value at End of Year	—	—	—	—	15.141	13.619	13.657	12.117	8.895	11.955
No. of Units	—	—	—	—	4,542	4,602	148	968	30	—
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	13.524	13.582	12.069	8.873	11.943	12.096
Value at End of Year	—	—	—	—	15.013	13.524	13.582	12.069	8.873	11.943
No. of Units	—	—	—	—	2,536	2,695	12,033	12,213	5,188	—
American International Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	27.642	29.500	30.889	25.891	22.393	26.522	25.212	17.954	31.650	29.234
Value at End of Year	28.067	27.642	29.500	30.889	25.891	22.393	26.522	25.212	17.954	31.650
Wealthmark No. of Units	54,304	60,088	62,396	75,350	81,386	91,466	95,209	95,807	99,122	57,428
NY Wealthmark No. of Units	636	646	658	1,445	2,354	3,688	4,778	5,793	3,013	2,502
Wealthmark Contracts with EER
Value at Start of Year	26.950	28.820	30.237	25.395	22.009	26.119	24.878	17.751	31.357	29.001
Value at End of Year	27.311	26.950	28.820	30.237	25.395	22.009	26.119	24.878	17.751	31.357
No. of Units	7,439	7,712	8,744	9,956	10,270	11,318	5,355	5,599	5,146	6,121
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	26.443	28.320	29.757	25.030	21.725	25.820	24.631	17.601	31.139	28.828
Value at End of Year	26.757	26.443	28.320	29.757	25.030	21.725	25.820	24.631	17.601	31.139
No. of Units	247	254	261	439	449	460	472	484	494	—
American New World Trust - Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	13.068	13.765	15.234	13.950	12.080	14.312	12.385	8.440	14.927	14.478
Value at End of Year	13.502	13.068	13.765	15.234	13.950	12.080	14.312	12.385	8.440	14.927
Wealthmark No. of Units	81,084	85,362	94,289	130,803	153,077	159,664	181,928	162,316	83,526	57,170
NY Wealthmark No. of Units	756	743	731	1,335	4,246	1,902	2,676	3,017	1,218	—
Wealthmark Contracts with EER
Value at Start of Year	12.843	13.556	15.032	13.793	11.968	14.207	12.319	8.412	14.907	14.463
Value at End of Year	13.243	12.843	13.556	15.032	13.793	11.968	14.207	12.319	8.412	14.907
No. of Units	12,043	12,481	3,359	6,242	6,199	8,350	7,434	7,244	4,273	2,781
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	14.451
Value at End of Year	—	—	—	—	—	—	—	—	—	14.892
No. of Units	—	—	—	—	—	—	—	—	—	—

U-4

Wealthmark ALL

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Blue Chip Growth Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	29.930	27.387	25.507	18.341	15.751	15.777	13.800	9.816	17.353	16.755
Value at End of Year	29.696	29.930	27.387	25.507	18.341	15.751	15.777	13.800	9.816	17.353
Wealthmark No. of Units	82,754	95,866	94,151	106,771	107,874	117,972	75,380	100,396	74,008	58,233
NY Wealthmark No. of Units	2,929	3,257	445	—	54	86	69	1,921	97	102
Wealthmark Contracts with EER
Value at Start of Year	29.124	26.703	24.920	17.954	15.451	15.507	13.591	9.687	17.158	16.589
Value at End of Year	28.839	29.124	26.703	24.920	17.954	15.451	15.507	13.591	9.687	17.158
No. of Units	14,420	18,344	20,901	20,445	24,149	29,210	16,565	18,547	14,882	9,460
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	28.534	26.201	24.488	17.670	15.229	15.307	13.436	9.591	17.014	16.465
Value at End of Year	—	28.534	26.201	24.488	17.670	15.229	15.307	13.436	9.591	17.014
No. of Units	—	1,030	1,125	1,219	1,312	11,966	20,594	20,878	1,664	3,305
Bond Trust - Series II Shares (units first credited 10-28-2011)
Contracts with no Optional Benefits
Value at Start of Year	13.075	13.254	12.752	13.146	12.564	12.500	—	—	—	—
Value at End of Year	13.261	13.075	13.254	12.752	13.146	12.564	—	—	—	—
Wealthmark No. of Units	24,760	29,836	42,333	43,900	72,992	61,889	—	—	—	—
NY Wealthmark No. of Units	—	—	—	—	—	3,955	—	—	—	—
Wealthmark Contracts with EER
Value at Start of Year	12.967	13.170	12.697	13.115	12.559	12.500	—	—	—	—
Value at End of Year	13.125	12.967	13.170	12.697	13.115	12.559	—	—	—	—
No. of Units	15,574	15,340	15,903	15,944	15,707	15,787	—	—	—	—
Capital Appreciation Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	27.888	25.439	23.566	17.431	15.261	15.502	14.090	10.059	16.285	15.434
Value at End of Year	27.152	27.888	25.439	23.566	17.431	15.261	15.502	14.090	10.059	16.285
Wealthmark No. of Units	13,667	19,165	17,488	21,596	25,267	29,732	33,574	45,500	27,162	29,780
NY Wealthmark No. of Units	—	375	338	279	868	28	—	1,179	—	—
Wealthmark Contracts with EER
Value at Start of Year	27.137	24.804	23.024	17.064	14.970	15.237	13.876	9.926	16.102	15.281
Value at End of Year	26.368	27.137	24.804	23.024	17.064	14.970	15.237	13.876	9.926	16.102
No. of Units	697	774	523	661	529	863	537	540	747	151
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.168
Value at End of Year	—	—	—	—	—	—	—	—	—	15.967
No. of Units	—	—	—	—	—	—	—	—	—	—
Capital Appreciation Value Trust - Series II Shares (units first credited 06-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	20.513	19.793	17.915	14.899	13.198	13.009	11.610	9.068	12.500	—
Value at End of Year	21.815	20.513	19.793	17.915	14.899	13.198	13.009	11.610	9.068	—
Wealthmark No. of Units	180,596	136,386	118,262	60,924	70,072	74,896	82,334	82,370	49,851	—
NY Wealthmark No. of Units	11,643	8,925	1,136	—	—	—	—	—	—	—
Wealthmark Contracts with EER
Value at Start of Year	20.206	19.536	17.718	14.765	13.105	12.943	11.574	12.500	—	—
Value at End of Year	21.445	20.206	19.536	17.718	14.765	13.105	12.943	11.574	—	—
No. of Units	1,931	1,388	1,436	900	929	4,140	4,209	4,244	—	—
Classic Value Trust (merged into Equity Income Trust eff 05-01-2009) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	14.564	18.048
Value at End of Year	—	—	—	—	—	—	—	—	7.801	14.564
Wealthmark No. of Units	—	—	—	—	—	—	—	—	6,024	6,400
NY Wealthmark No. of Units	—	—	—	—	—	—	—	—	1,107	—
Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	—	—	14.458	17.940
Value at End of Year	—	—	—	—	—	—	—	—	7.728	14.458
No. of Units	—	—	—	—	—	—	—	—	1,138	187

U-5

Wealthmark ALL

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	17.859
Value at End of Year	—	—	—	—	—	—	—	—	—	14.379
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Allocation Plus Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 06-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	12.612	11.284	11.738	10.794	8.750	12.500	—
Value at End of Year	—	—	—	—	12.612	11.284	11.738	10.794	8.750	—
Wealthmark No. of Units	—	—	—	—	327	403	406	1,337	1,101	—
Core Allocation Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	15.916	16.418	15.037	12.500	—	—
Value at End of Year	—	—	—	—	—	15.916	16.418	15.037	—	—
Wealthmark No. of Units	—	—	—	—	—	16,784	10,618	160	—	—
NY Wealthmark No. of Units	—	—	—	—	—	18,588	20,799	—	—	—
Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	16.363	—	15.017	12.500	—	—
Value at End of Year	—	—	—	—	—	—	16.363	15.017	—	—
No. of Units	—	—	—	—	—	—	4,387	4,439	—	—
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	15.768	12.500	—	—	—	—
Value at End of Year	—	—	—	—	—	15.768	—	—	—	—
No. of Units	—	—	—	—	—	3,279	—	—	—	—
Core Balanced Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	16.522	16.606	12.500	—	—	—
Value at End of Year	—	—	—	—	—	16.522	16.606	—	—	—
Wealthmark No. of Units	—	—	—	—	—	16,845	7,438	—	—	—
NY Wealthmark No. of Units	—	—	—	—	—	74	75	—	—	—
Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	16.434	16.551	12.500	—	—	—
Value at End of Year	—	—	—	—	—	16.434	16.551	—	—	—
No. of Units	—	—	—	—	—	5,281	5,018	—	—	—
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	16.368	16.509	12.500	—	—	—
Value at End of Year	—	—	—	—	—	16.368	16.509	—	—	—
No. of Units	—	—	—	—	—	407	452	—	—	—
Core Bond Trust - Series II Shares (units first credited 04-27-2015)
Contracts with no Optional Benefits
Value at Start of Year	17.105	12.500	—	—	—	—	—	—	—	—
Value at End of Year	17.296	17.105	—	—	—	—	—	—	—	—
Wealthmark No. of Units	91,152	91,308	—	—	—	—	—	—	—	—
NY Wealthmark No. of Units	158	159	—	—	—	—	—	—	—	—
Wealthmark Contracts with EER
Value at Start of Year	16.744	12.500	—	—	—	—	—	—	—	—
Value at End of Year	16.897	16.744	—	—	—	—	—	—	—	—
No. of Units	12,549	13,247	—	—	—	—	—	—	—	—
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	16.478	12.500	—	—	—	—	—	—	—	—
Value at End of Year	16.603	16.478	—	—	—	—	—	—	—	—
No. of Units	755	775	—	—	—	—	—	—	—	—
Core Disciplined Diversification Trust (merged into Lifestyle Growth Trust eff 04-27-2012) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	16.466	17.034	15.396	12.500	—	—
Value at End of Year	—	—	—	—	—	16.466	17.034	15.396	—	—
Wealthmark No. of Units	—	—	—	—	—	47,829	31,923	2,204	—	—

U-6

Wealthmark ALL

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Core Equity Trust (merged into Fundamental Value Trust eff 05-01-2009) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	14.282	16.161
Value at End of Year	—	—	—	—	—	—	—	—	6.395	14.282
Wealthmark No. of Units	—	—	—	—	—	—	—	—	3,201	4,438
NY Wealthmark No. of Units	—	—	—	—	—	—	—	—	1,575	—
Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	—	—	14.178	16.064
Value at End of Year	—	—	—	—	—	—	—	—	6.335	14.178
No. of Units	—	—	—	—	—	—	—	—	—	—
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	15.992
Value at End of Year	—	—	—	—	—	—	—	—	—	14.100
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	17.224	15.764	15.903	14.708	12.500	—	—
Value at End of Year	—	—	—	—	17.224	15.764	15.903	14.708	—	—
Wealthmark No. of Units	—	—	—	—	52,572	58,411	43,246	2,573	—	—
NY Wealthmark No. of Units	—	—	—	—	466	5,699	—	—	—	—
Core Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 05-01-2009)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	17.153	15.409	16.235	15.203	12.500	—	—
Value at End of Year	—	—	—	—	17.153	15.409	16.235	15.203	—	—
Wealthmark No. of Units	—	—	—	—	33,845	34,345	17,555	12,047	—	—
NY Wealthmark No. of Units	—	—	—	—	146	—	—	—	—	—
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	15.168	12.500	—	—
Value at End of Year	—	—	—	—	—	—	16.141	15.168	—	—
No. of Units	—	—	—	—	—	—	2,977	2,991	—	—
Core Strategy Trust (formerly Index Allocation Trust) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	17.969	18.291	17.514	14.920	13.478	13.667	12.355	10.299	14.206	14.216
Value at End of Year	18.952	17.969	18.291	17.514	14.920	13.478	13.667	12.355	10.299	14.206
Wealthmark No. of Units	423,013	507,945	580,835	835,395	859,517	972,874	1,138,663	1,370,869	1,491,545	2,074,880
NY Wealthmark No. of Units	52,058	64,360	72,377	86,609	112,122	124,630	139,308	150,599	153,095	179,933
Wealthmark Contracts with EER
Value at Start of Year	17.618	17.969	17.240	14.716	13.320	13.534	12.260	10.240	14.152	14.182
Value at End of Year	18.544	17.618	17.969	17.240	14.716	13.320	13.534	12.260	10.240	14.152
No. of Units	25,549	25,772	32,038	45,255	49,512	63,236	67,406	85,624	97,717	138,126
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	17.358	17.731	17.037	14.565	13.203	13.435	12.189	10.196	14.113	14.156
Value at End of Year	18.244	17.358	17.731	17.037	14.565	13.203	13.435	12.189	10.196	14.113
No. of Units	11,223	10,419	10,920	10,556	10,306	9,733	11,322	11,546	11,660	19,836
Deutsche Equity 500 Index VIP (formerly DWS Equity 500 Index Trust VIP) - Class B2 Shares (units first credited 09-16-2005)
Contracts with no Optional Benefits
Value at Start of Year	32.501	32.711	29.355	22.648	19.929	19.925	17.680	14.253	23.076	22.321
Value at End of Year	35.639	32.501	32.711	29.355	22.648	19.929	19.925	17.680	14.253	23.076
Wealthmark No. of Units	141,826	175,750	206,363	219,233	289,583	334,780	392,794	462,460	532,039	598,236
NY Wealthmark No. of Units	31,458	38,229	48,743	55,891	74,307	79,644	84,970	86,387	87,282	143,309
Wealthmark Contracts with EER
Value at Start of Year	31.652	31.920	28.702	22.189	19.564	19.600	17.426	14.076	22.836	22.133
Value at End of Year	34.638	31.652	31.920	28.702	22.189	19.564	19.600	17.426	14.076	22.836
No. of Units	37,526	38,441	41,869	47,526	53,000	49,050	56,982	61,312	72,007	76,585
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	31.029	31.339	28.222	21.851	19.295	19.359	17.237	13.945	22.657	21.993
Value at End of Year	33.906	31.029	31.339	28.222	21.851	19.295	19.359	17.237	13.945	22.657
No. of Units	843	866	892	915	937	961	988	1,012	1,036	9,869

U-7

Wealthmark ALL

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Disciplined Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 06-16-2008)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	13.653	12.298	12.763	11.435	9.134	12.500	—
Value at End of Year	—	—	—	—	13.653	12.298	12.763	11.435	9.134	—
Wealthmark No. of Units	—	—	—	—	519	629	633	7,697	6,053	—
DWS Core Fixed Income VIP (formerly Scudder Fixed Income Portfolio) (substituted with Investment Quality Bond Trust eff 11-16-2009) Class B Shares (units first credited 09-16-2002)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	14.132	13.815
Value at End of Year	—	—	—	—	—	—	—	—	11.189	14.132
Wealthmark No. of Units		—	—	—	—	—	—	—	1,242,781	1,571,822
NY Wealthmark No. of Units	—	—	—	—	—	—	—	—	129,251	178,064
Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	—	—	13.985	13.699
Value at End of Year	—	—	—	—	—	—	—	—	11.050	13.985
No. of Units	—	—	—	—	—	—	—	—	191,631	239,698
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	13.876	13.612
Value at End of Year	—	—	—	—	—	—	—	—	10.947	13.876
No. of Units	—	—	—	—	—	—	—	—	15,708	18,322
Equity Income Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	21.964	23.929	22.629	17.687	15.308	15.682	13.839	11.179	17.758	18.773
Value at End of Year	25.755	21.964	23.929	22.629	17.687	15.308	15.682	13.839	11.179	17.758
Wealthmark No. of Units	74,512	82,365	89,503	114,479	127,969	125,516	101,892	131,095	66,736	48,701
NY Wealthmark No. of Units	—	—	—	538	569	575	2,415	3,569	683	684
Wealthmark Contracts with EER
Value at Start of Year	21.373	23.331	22.108	17.314	15.015	15.413	13.629	11.031	17.559	18.587
Value at End of Year	25.011	21.373	23.331	22.108	17.314	15.015	15.413	13.629	11.031	17.559
No. of Units	5,967	4,495	4,597	5,506	32,007	32,951	18,015	12,568	11,924	3,800
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	22.893	21.725	17.040	14.800	15.215	13.474	17.711	—	18.449
Value at End of Year	—	20.940	22.893	21.725	17.040	14.800	15.215	13.474	—	17.711
No. of Units	—	988	1,078	1,169	1,258	1,345	9,776	10,228	—	—
Financial Industries Trust (formerly Financial Services Trust) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	20.049	20.936	19.582	15.219	13.100	14.706	13.315	9.578	17.582	19.448
Value at End of Year	23.568	20.049	20.936	19.582	15.219	13.100	14.706	13.315	9.578	17.582
Wealthmark No. of Units	15,761	24,412	22,903	28,445	23,716	24,799	47,814	48,184	54,353	15,927
NY Wealthmark No. of Units	2,252	2,815	2,034	2,215	912	—	—	1,429	—	—
Wealthmark Contracts with EER
Value at Start of Year	19.510	20.413	19.131	14.898	12.850	14.453	13.113	9.451	17.385	19.255
Value at End of Year	22.888	19.510	20.413	19.131	14.898	12.850	14.453	13.113	9.451	17.385
No. of Units	1,555	1,615	1,429	1,471	1,496	2,573	1,922	1,720	4,104	4,854
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	14.267	12.963	9.357	17.238	19.112
Value at End of Year	—	—	—	—	—	12.665	14.267	12.963	9.357	17.238
No. of Units	—	—	—	—	—	4,745	4,745	4,745	7,768	—
Franklin Templeton Founding Allocation Trust (merged into Lifestyle Growth PS Series eff 10-21-2016) - Series II Shares (units first credited 05-01-2007)
Contracts with no Optional Benefits
Value at Start of Year	17.904	19.313	19.050	15.545	13.588	14.018	12.872	9.955	15.665	17.574
Value at End of Year	—	17.904	19.313	19.050	15.545	13.588	14.018	12.872	9.955	15.665
Wealthmark No. of Units	—	41,062	52,148	54,552	69,080	83,744	91,984	162,550	167,286	181,826
NY Wealthmark No. of Units	—	726	710	2,119	2,166	2,219	2,356	2,329	2,045	159
Wealthmark Contracts with EER
Value at Start of Year	18.820	20.342	20.105	16.439	14.398	14.884	13.694	10.612	16.732	17.573
Value at End of Year	—	18.820	20.342	20.105	16.439	14.398	14.884	13.694	10.612	16.732
No. of Units	—	1,835	1,930	4,073	4,170	7,836	27,323	28,158	28,784	23,804

U-8

Wealthmark ALL

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	16.716	17.573
Value at End of Year	—	—	—	—	—	—	—	—	10.585	16.716
No. of Units	—	—	—	—	—	—	—	—	1,648	1,656
Fundamental All Cap Core Trust (formerly Optimized All Cap Trust) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	30.993	30.269	28.019	20.962	17.240	17.892	15.219	12.056	21.541	22.411
Value at End of Year	33.043	30.993	30.269	28.019	20.962	17.240	17.892	15.219	12.056	21.541
Wealthmark No. of Units	517,295	609,714	737,768	1,014,306	1,383,388	1,647,582	1,924,303	2,234,565	2,516,482	2,856,275
NY Wealthmark No. of Units	55,856	60,214	84,151	102,073	127,120	138,436	162,782	173,280	192,750	212,385
Wealthmark Contracts with EER
Value at Start of Year	30.218	29.571	27.427	20.561	16.944	17.620	15.018	11.920	21.341	22.232
Value at End of Year	32.152	30.218	29.571	27.427	20.561	16.944	17.620	15.018	11.920	21.341
No. of Units	81,990	89,028	101,377	117,448	148,151	172,807	204,140	258,090	328,844	384,992
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	29.649	29.058	26.992	20.265	16.726	17.419	14.869	11.819	21.193	22.099
Value at End of Year	31.499	29.649	29.058	26.992	20.265	16.726	17.419	14.869	11.819	21.193
No. of Units	1,202	1,203	1,218	6,141	7,442	9,591	10,147	10,374	14,984	18,598
Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	12.543	11.310	11.609	10.684	8.553	12.565	12.500
Value at End of Year	—	—	—	—	12.543	11.310	11.609	10.684	8.553	12.565
Wealthmark No. of Units	—	—	—	—	38,185	38,720	43,440	46,477	23,616	3,209
Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	10.639	8.533	12.561	12.500
Value at End of Year	—	—	—	—	—	—	11.537	10.639	8.533	12.561
No. of Units	—	—	—	—	—	—	6,495	7,111	—	3,245
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	12.500
Value at End of Year	—	—	—	—	—	—	—	—	—	12.559
No. of Units	—	—	—	—	—	—	—	—	—	—
Fundamental Large Cap Value Trust (formerly Optimized Value Trust) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	23.287	23.925	21.977	16.870	13.772	13.742	12.320	10.035	17.356	19.426
Value at End of Year	25.249	23.287	23.925	21.977	16.870	13.772	13.742	12.320	10.035	17.356
Wealthmark No. of Units	377,770	440,709	508,458	210,024	276,948	322,732	378,211	441,367	492,139	547,910
NY Wealthmark No. of Units	73,876	79,597	94,150	72,652	84,182	89,591	104,065	114,217	122,909	133,451
Wealthmark Contracts with EER
Value at Start of Year	22.749	23.420	21.556	16.580	13.562	13.560	12.181	9.942	17.229	19.310
Value at End of Year	24.617	22.749	23.420	21.556	16.580	13.562	13.560	12.181	9.942	17.229
No. of Units	64,062	69,437	81,613	42,690	32,279	38,634	45,643	58,803	72,571	73,274
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	22.355	23.048	21.245	16.365	13.407	13.425	12.078	9.872	17.135	19.223
Value at End of Year	24.154	22.355	23.048	21.245	16.365	13.407	13.425	12.078	9.872	17.135
No. of Units	1,201	2,160	2,254	1,211	1,327	1,367	1,501	1,488	4,506	4,259
Fundamental Value Trust (merged into Fundamental Large Cap Value Trust eff 11-07-14) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	21.966	16.724	14.986	15.827	14.219	10.958	18.357	18.799
Value at End of Year	—	—	—	21.966	16.724	14.986	15.827	14.219	10.958	18.357
Wealthmark No. of Units	—	—	—	462,680	614,907	725,150	817,093	910,751	1,035,350	1,095,356
NY Wealthmark No. of Units	—	—	—	52,395	57,632	61,542	74,474	76,093	78,817	79,491
Wealthmark Contracts with EER
Value at Start of Year	—	—	21.461	16.371	14.699	15.556	14.003	10.813	18.151	18.613
Value at End of Year	—	—	—	21.461	16.371	14.699	15.556	14.003	10.813	18.151
No. of Units	—	—	—	52,831	61,209	68,532	104,919	113,246	141,458	131,712
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	21.089	16.112	14.488	15.356	13.844	10.706	17.998	18.475
Value at End of Year	—	—	—	21.089	16.112	14.488	15.356	13.844	10.706	17.998
No. of Units	—	—	—	2,668	2,926	2,992	11,308	11,379	7,472	16,948

U-9

Wealthmark ALL

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Global Allocation Trust (formerly Tactical Allocation Trust) (merged into Lifestyle Balanced Trust eff 11-16-2009) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	16.964	17.135
Value at End of Year	—	—	—	—	—	—	—	—	10.974	16.964
Wealthmark No. of Units	—	—	—	—	—	—	—	—	31,127	12,520
Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	—	—	16.774	16.965
Value at End of Year	—	—	—	—	—	—	—	—	10.829	16.774
No. of Units	—	—	—	—	—	—	—	—	38,221	1,917
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.839
Value at End of Year	—	—	—	—	—	—	—	—	—	16.632
No. of Units	—	—	—	—	—	—	—	—	—	—
Global Bond Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	21.156	22.286	22.129	23.789	22.588	21.044	19.378	17.068	18.155	16.848
Value at End of Year	21.471	21.156	22.286	22.129	23.789	22.588	21.044	19.378	17.068	18.155
Wealthmark No. of Units	29,659	29,213	36,679	53,106	71,734	82,052	94,960	133,099	113,872	59,975
NY Wealthmark No. of Units	776	747	747	1,035	1,142	1,719	2,609	1,249	2,632	1,707
Wealthmark Contracts with EER
Value at Start of Year	20.587	21.729	21.619	23.288	22.157	20.683	19.085	16.842	17.951	16.681
Value at End of Year	20.851	20.587	21.729	21.619	23.288	22.157	20.683	19.085	16.842	17.951
No. of Units	5,173	5,375	6,945	8,107	6,446	6,538	7,987	8,633	7,230	4,126
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	20.170	21.321	21.245	22.919	21.839	20.417	18.867	16.676	17.800	16.557
Value at End of Year	20.398	20.170	21.321	21.245	22.919	21.839	20.417	18.867	16.676	17.800
No. of Units	246	252	259	436	447	3,480	3,597	3,727	4,706	—
Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	12.609	11.067	12.008	10.843	8.068	12.560	12.500
Value at End of Year	—	—	—	—	12.609	11.067	12.008	10.843	8.068	12.560
Wealthmark No. of Units	—	—	—	—	57,792	87,336	87,888	126,302	151,381	137,616
NY Wealthmark No. of Units	—	—	—	—	558	573	545	528	389	3,249
Wealthmark Contracts with EER
Value at Start of Year	—	—	—	12.480	10.975	11.933	10.797	8.050	12.557	12.500
Value at End of Year	—	—	—	—	12.480	10.975	11.933	10.797	8.050	12.557
No. of Units	—	—	—	—	1,134	4,233	4,204	4,226	8,082	8,198
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	8.036	12.554	12.500
Value at End of Year	—	—	—	—	—	—	—	10.762	8.036	12.554
No. of Units	—	—	—	—	—	—	—	2,999	3,997	—
Global Trust (formerly Global Equity Trust) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	19.402	21.069	21.982	17.039	14.222	15.378	14.500	11.216	18.845	19.795
Value at End of Year	20.900	19.402	21.069	21.982	17.039	14.222	15.378	14.500	11.216	18.845
Wealthmark No. of Units	238,357	266,685	321,028	324,034	422,752	503,184	561,863	608,440	696,522	833,778
NY Wealthmark No. of Units	20,120	22,595	42,308	59,552	66,684	77,463	81,663	88,280	88,164	91,126
Wealthmark Contracts with EER
Value at Start of Year	18.880	20.543	21.476	16.680	13.950	15.115	14.280	11.068	18.634	19.599
Value at End of Year	20.297	18.880	20.543	21.476	16.680	13.950	15.115	14.280	11.068	18.634
No. of Units	23,511	24,783	43,280	47,698	39,221	45,222	52,400	76,148	84,340	129,991
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	18.497	20.157	21.105	16.415	13.750	14.920	14.117	10.958	18.477	19.453
Value at End of Year	19.856	18.497	20.157	21.105	16.415	13.750	14.920	14.117	10.958	18.477
No. of Units	1,200	1,194	1,185	1,321	1,468	3,857	3,904	3,845	8,741	9,061

U-10

Wealthmark ALL

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Health Sciences Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	68.212	61.490	47.403	31.881	24.559	22.560	19.813	15.273	22.146	20.864
Value at End of Year	60.017	68.212	61.490	47.403	31.881	24.559	22.560	19.813	15.273	22.146
Wealthmark No. of Units	29,932	40,530	42,641	51,616	47,836	46,741	44,725	51,814	51,938	55,396
NY Wealthmark No. of Units	1,940	1,937	1,671	1,863	1,605	2,523	1,309	810	1,750	3,110
Wealthmark Contracts with EER
Value at Start of Year	66.376	59.955	46.312	31.209	24.090	22.173	19.513	15.072	21.898	20.657
Value at End of Year	58.285	66.376	59.955	46.312	31.209	24.090	22.173	19.513	15.072	21.898
No. of Units	1,128	3,183	3,932	2,173	1,529	1,630	169	1,163	2,061	3,552
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	65.031	58.829	45.510	30.715	23.744	21.888	19.290	14.922	21.713	20.504
Value at End of Year	57.018	65.031	58.829	45.510	30.715	23.744	21.888	19.290	14.922	21.713
No. of Units	272	279	287	483	494	3,805	4,037	4,298	1,343	1,337
High Income Trust (merged into High Yield Trust eff 05-02-2011) - Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	11.525	6.418	11.536	12.002
Value at End of Year	—	—	—	—	—	—	12.647	11.525	6.418	11.536
Wealthmark No. of Units	—	—	—	—	—	—	50,283	37,006	3,138	—
NY Wealthmark No. of Units	—	—	—	—	—	—	1,504	4,956	—	—
Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	11.464	11.521	—	11.989
Value at End of Year	—	—	—	—	—	—	12.554	11.464	—	11.521
No. of Units	—	—	—	—	—	—	1,316	1,232	—	—
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	11.418	11.509	—	11.979
Value at End of Year	—	—	—	—	—	—	12.485	11.418	—	11.509
No. of Units	—	—	—	—	—	—	12,581	12,712	—	—
High Yield Trust - Series II Shares (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	22.690	25.160	25.577	23.938	20.423	12.647	18.375	12.072	17.415	18.034
Value at End of Year	25.990	22.690	25.160	25.577	23.938	20.423	12.647	18.375	12.072	17.415
Wealthmark No. of Units	35,916	41,132	77,556	100,127	90,942	85,516	77,664	78,329	19,886	19,116
NY Wealthmark No. of Units	—	1,084	1,478	2,326	869	1,093	1,582	757	743	195
Wealthmark Contracts with EER
Value at Start of Year	22.079	24.532	24.989	23.434	20.033	12.554	18.097	11.913	17.220	17.856
Value at End of Year	25.240	22.079	24.532	24.989	23.434	20.033	12.554	18.097	11.913	17.220
No. of Units	3,708	5,002	5,126	3,299	3,915	1,840	2,679	1,788	1,326	3,028
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	21.632	24.071	24.556	23.063	19.746	12.485	17.891	17.075	—	17.723
Value at End of Year	24.692	21.632	24.071	24.556	23.063	19.746	12.485	17.891	—	17.075
No. of Units	775	2,359	2,598	2,832	1,452	1,557	562	605	—	—
Income & Value Trust (merged into American Asset Allocation Trust eff 05-01-2009) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	15.769	16.471
Value at End of Year	—	—	—	—	—	—	—	—	10.849	15.769
Wealthmark No. of Units	—	—	—	—	—	—	—	—	5,191	3,485
Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	—	—	15.592	16.308
Value at End of Year	—	—	—	—	—	—	—	—	10.706	15.592
No. of Units	—	—	—	—	—	—	—	—	203	—
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.186
Value at End of Year	—	—	—	—	—	—	—	—	—	15.461
No. of Units	—	—	—	—	—	—	—	—	—	—

U-11

Wealthmark ALL

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
International Core Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	18.837	20.522	16.678	14.731	16.561	15.354	13.137	21.761	21.569
Value at End of Year	—	17.531	18.837	20.522	16.678	14.731	16.561	15.354	13.137	21.761
Wealthmark No. of Units	—	20,214	18,749	19,391	19,198	25,581	32,243	31,002	16,178	33,967
NY Wealthmark No. of Units	—	696	—	162	—	—	—	—	—	—
Wealthmark Contracts with EER
Value at Start of Year	—	18.366	20.049	16.327	14.449	16.277	15.121	12.964	21.517	21.356
Value at End of Year	—	17.059	18.366	20.049	16.327	14.449	16.277	15.121	12.964	21.517
No. of Units	—	312	315	350	353	362	4,911	4,429	4,121	9,692
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	21.197
Value at End of Year	—	—	—	—	—	—	—	—	—	21.336
No. of Units	—	—	—	—	—	—	—	—	—	—
International Equity Index Trust A (merged into International Equity Index Trust B eff 11-02-2012) - Series II Shares (units first credited 05-03-2010)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	9.221	10.872	12.500	—	—	—
Value at End of Year	—	—	—	—	—	9.221	10.872	—	—	—
Wealthmark No. of Units	—	—	—	—	—	1,093,449	1,191,071	—	—	—
NY Wealthmark No. of Units	—	—	—	—	—	85,399	93,044	—	—	—
Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	9.135	10.792	12.500	—	—	—
Value at End of Year	—	—	—	—	—	9.135	10.792	—	—	—
No. of Units	—	—	—	—	—	128,132	138,853	—	—	—
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	9.071	10.733	12.500	—	—	—
Value at End of Year	—	—	—	—	—	9.071	10.733	—	—	—
No. of Units	—	—	—	—	—	2,594	2,966	—	—	—
International Equity Index Trust B - NAV Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	10.570	11.380	12.093	10.707	16.075	19.049	9.893	7.228	13.181	12.500
Value at End of Year	10.885	10.570	11.380	12.093	10.707	16.075	19.049	9.893	7.228	13.181
Wealthmark No. of Units	460,450	499,630	591,545	759,344	942,841	17,462	25,218	1,314,505	1,530,694	1,776,129
NY Wealthmark No. of Units	28,088	32,667	49,466	62,562	72,559	—	—	98,238	101,937	111,987
Wealthmark Contracts with EER
Value at Start of Year	10.388	11.206	11.933	10.586	15.830	18.797	9.841	7.204	13.163	12.500
Value at End of Year	10.677	10.388	11.206	11.933	10.586	15.830	18.797	9.841	7.204	13.163
No. of Units	89,836	86,814	99,480	115,236	123,354	1,871	1,844	167,178	199,834	203,690
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	10.254	11.078	11.814	10.496	9.801	—	9.801	7.186	13.150	12.500
Value at End of Year	10.523	10.254	11.078	11.814	10.496	—	9.801	9.801	7.186	13.150
No. of Units	64	61	58	1,186	1,149	—	—	3,417	8,122	3,818
International Growth Stock Trust - Series II Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	14.417	15.000	15.211	12.977	12.500	—	—	—	—	—
Value at End of Year	14.011	14.417	15.000	15.211	12.977	—	—	—	—	—
Wealthmark No. of Units	40,270	40,316	42,279	42,207	43,180	—	—	—	—	—
NY Wealthmark No. of Units	183	184	185	186	188	—	—	—	—	—
Wealthmark Contracts with EER
Value at Start of Year	14.326	14.936	15.176	12.973	12.500	—	—	—	—	—
Value at End of Year	13.894	14.326	14.936	15.176	12.973	—	—	—	—	—
No. of Units	20,427	21,352	1,041	1,081	779	—	—	—	—	—
International Opportunities Trust (merged into International Growth Stock Trust eff 11-02-2012) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	13.503	16.326	14.601	10.787	22.173	19.685
Value at End of Year	—	—	—	—	—	13.503	16.326	14.601	10.787	22.173
Wealthmark No. of Units	—	—	—	—	—	47,234	60,922	82,978	75,810	108,338
NY Wealthmark No. of Units	—	—	—	—	—	164	165	1,564	168	3,621

U-12

Wealthmark ALL

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	13.324	16.142	14.465	10.708	22.056	19.607
Value at End of Year	—	—	—	—	—	13.324	16.142	14.465	10.708	22.056
No. of Units	—	—	—	—	—	739	806	2,164	166	1,156
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	19.548
Value at End of Year	—	—	—	—	—	—	—	—	—	21.968
No. of Units	—	—	—	—	—	—	—	—	—	—
International Small Cap Trust (merged into International Small Company Trust eff 11-16-2009) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	26.556	27.570
Value at End of Year	—	—	—	—	—	—	—	—	12.279	26.556
Wealthmark No. of Units	—	—	—	—	—	—	—	—	46,019	65,927
NY Wealthmark No. of Units	—	—	—	—	—	—	—	—	1,353	611
Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	—	—	26.258	27.298
Value at End of Year	—	—	—	—	—	—	—	—	12.117	26.258
No. of Units	—	—	—	—	—	—	—	—	3,094	3,102
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	27.095
Value at End of Year	—	—	—	—	—	—	—	—	—	26.037
No. of Units	—	—	—	—	—	—	—	—	—	—
International Small Company Trust - Series II Shares (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year	17.105	16.305	17.797	14.322	12.206	14.810	12.265	12.500	—	—
Value at End of Year	17.660	17.105	16.305	17.797	14.322	12.206	14.810	12.265	—	—
Wealthmark No. of Units	43,340	42,764	44,274	50,346	55,273	56,711	70,661	81,566	—	—
NY Wealthmark No. of Units	176	190	206	213	216	1,115	2,365	2,681	—	—
Wealthmark Contracts with EER
Value at Start of Year	16.897	16.138	17.651	14.232	12.154	14.777	12.261	12.500	—	—
Value at End of Year	17.410	16.897	16.138	17.651	14.232	12.154	14.777	12.261	—	—
No. of Units	753	758	763	2,957	2,973	2,992	4,719	4,836	—	—
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	16.014	17.542	14.165	12.115	14.752	12.259	12.500	—	—
Value at End of Year	—	16.742	16.014	17.542	14.165	12.115	14.752	12.259	—	—
No. of Units	—	2,075	2,266	2,456	2,643	2,826	13,210	13,417	—	—
International Value Trust - NAV Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	19.567	21.556	25.026	20.159	17.170	20.011	18.831	14.084	24.976	24.741
Value at End of Year	21.599	19.567	21.556	25.026	20.159	17.170	20.011	18.831	14.084	24.976
Wealthmark No. of Units	175,567	177,305	196,187	228,511	296,654	358,626	420,581	466,677	532,591	626,360
NY Wealthmark No. of Units	18,081	21,432	25,372	39,711	50,274	54,519	60,919	62,702	64,876	66,475
Wealthmark Contracts with EER
Value at Start of Year	19.040	21.018	24.450	19.734	16.842	19.668	18.545	13.898	24.696	24.496
Value at End of Year	20.975	19.040	21.018	24.450	19.734	16.842	19.668	18.545	13.898	24.696
No. of Units	29,794	33,331	34,956	37,455	42,000	49,732	49,633	56,506	72,615	76,823
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	18.654	20.623	24.027	19.422	16.600	19.415	18.333	13.760	24.488	24.314
Value at End of Year	20.520	18.654	20.623	24.027	19.422	16.600	19.415	18.333	13.760	24.488
No. of Units	1,364	1,373	1,340	3,262	3,370	5,759	6,502	6,341	4,425	10,055
Investment Quality Bond Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	19.479	19.956	19.225	19.901	18.813	17.688	16.717	15.110	15.607	15.166
Value at End of Year	19.992	19.479	19.956	19.225	19.901	18.813	17.688	16.717	15.110	15.607
Wealthmark No. of Units	331,061	385,413	461,013	526,727	598,342	672,962	833,673	919,875	48,545	27,061
NY Wealthmark No. of Units	30,436	32,351	50,316	54,103	63,190	64,706	84,404	91,391	1,204	—
Wealthmark Contracts with EER
Value at Start of Year	18.954	19.458	18.783	19.482	18.454	17.385	16.464	14.910	15.432	15.016
Value at End of Year	19.415	18.954	19.458	18.783	19.482	18.454	17.385	16.464	14.910	15.432
No. of Units	36,956	40,104	46,755	55,648	72,916	80,685	101,448	117,662	1,101	—

U-13

Wealthmark ALL

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	18.570	19.092	18.458	19.174	18.189	17.161	16.276	15.302	—	14.904
Value at End of Year	18.993	18.570	19.092	18.458	19.174	18.189	17.161	16.276	—	15.302
No. of Units	195	185	185	10,537	9,220	8,853	10,060	9,860	—	—
Lifestyle Aggressive MVP (formerly Lifestyle Aggressive Trust) - Series II Shares (units first credited 05-01-2006)
Contracts with no Optional Benefits
Value at Start of Year	14.826	16.004	16.023	12.851	11.194	12.169	10.627	7.955	13.947	13.047
Value at End of Year	14.863	14.826	16.004	16.023	12.851	11.194	12.169	10.627	7.955	13.947
Wealthmark No. of Units	16,512	16,412	26,296	22,041	25,292	28,782	53,949	35,115	51,321	77,310
NY Wealthmark No. of Units	—	—	—	—	1,780	490	—	—	—	—
Wealthmark Contracts with EER
Value at Start of Year	14.542	15.729	15.779	12.681	11.068	12.056	10.549	7.913	13.900	13.030
Value at End of Year	14.549	14.542	15.729	15.779	12.681	11.068	12.056	10.549	7.913	13.900
No. of Units	1,427	1,442	1,455	1,498	1,513	117	921	930	942	848
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	13.017
Value at End of Year	—	—	—	—	—	—	—	—	—	13.865
No. of Units	—	—	—	—	—	—	—	—	—	—
Lifestyle Aggressive PS Series - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	—	—	—	—	—	—	—	—
Wealthmark No. of Units	—	—	—	—	—	—	—	—	—	—
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Lifestyle Balanced MVP (formerly Lifestyle Balanced Trust) - Series II Shares (units first credited 05-01-2006)
Contracts with no Optional Benefits
Value at Start of Year	15.874	16.491	16.076	14.486	13.152	13.281	12.081	9.389	13.891	13.257
Value at End of Year	16.375	15.874	16.491	16.076	14.486	13.152	13.281	12.081	9.389	13.891
Wealthmark No. of Units	1,742,339	2,054,451	2,353,327	2,629,594	2,943,655	3,182,129	3,815,784	3,855,163	3,898,118	3,946,947
NY Wealthmark No. of Units	133,469	134,473	137,449	338,884	388,144	475,378	509,511	546,338	619,832	625,724
Wealthmark Contracts with EER
Value at Start of Year	15.570	16.208	15.831	14.294	13.004	13.158	11.992	9.339	13.844	13.239
Value at End of Year	16.029	15.570	16.208	15.831	14.294	13.004	13.158	11.992	9.339	13.844
No. of Units	187,000	208,070	220,610	239,844	256,148	272,625	325,379	380,130	395,106	442,323
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	15.345	15.998	15.650	14.152	12.894	13.066	11.927	9.302	13.810	13.226
Value at End of Year	15.775	15.345	15.998	15.650	14.152	12.894	13.066	11.927	9.302	13.810
No. of Units	45,791	48,110	50,014	131,986	158,383	168,685	197,796	190,522	215,118	229,730
Lifestyle Balanced PS Series - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	12.967	13.179	12.639	12.580	—	—	—	—	—	—
Value at End of Year	13.539	12.967	13.179	12.639	—	—	—	—	—	—
Wealthmark No. of Units	39,801	31,764	32,688	3,390	—	—	—	—	—	—
NY Wealthmark No. of Units	110,200	143,155	162,304	—	—	—	—	—	—	—
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	12.873	13.130	12.636	—	—	—	—	—	—	—
Value at End of Year	13.395	12.873	13.130	12.636	—	—	—	—	—	—
No. of Units	71,740	79,410	97,496	—	—	—	—	—	—	—
Lifestyle Conservative MVP (formerly Lifestyle Conservative Trust) - Series II Shares (units first credited 05-01-2006)
Contracts with no Optional Benefits
Value at Start of Year	16.634	16.895	16.342	15.983	14.972	14.592	13.593	11.351	13.651	13.163
Value at End of Year	17.111	16.634	16.895	16.342	15.983	14.972	14.592	13.593	11.351	13.651
Wealthmark No. of Units	196,182	351,870	214,750	306,069	413,450	342,745	384,414	346,691	569,027	107,573
NY Wealthmark No. of Units	3,110	3,463	25,601	38,154	58,258	43,014	46,495	45,639	18,875	1,408

U-14

Wealthmark ALL

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Wealthmark Contracts with EER
Value at Start of Year	16.316	16.604	16.093	15.771	14.803	14.457	13.493	11.290	13.605	13.146
Value at End of Year	16.749	16.316	16.604	16.093	15.771	14.803	14.457	13.493	11.290	13.605
No. of Units	3,812	3,712	19,066	38,781	68,183	64,218	52,175	25,287	21,653	—
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	15.614	14.678	14.356	13.419	11.245	13.571	13.133
Value at End of Year	—	—	—	—	15.614	14.678	14.356	13.419	11.245	13.571
No. of Units	—	—	—	—	16,766	16,830	21,691	20,298	18,491	12,509
Lifestyle Conservative PS Series - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	12.825	13.010	12.516	—	—	—	—	—	—	—
Value at End of Year	13.175	12.825	13.010	12.516	—	—	—	—	—	—
NY Wealthmark No. of Units	6,327	6,357	7,208	—	—	—	—	—	—	—
Lifestyle Growth MVP (formerly Lifestyle Growth Trust) - Series II Shares (units first credited 05-01-2006)
Contracts with no Optional Benefits
Value at Start of Year	15.210	16.204	16.105	13.714	12.245	12.645	11.365	8.669	13.882	13.126
Value at End of Year	15.470	15.210	16.204	16.105	13.714	12.245	12.645	11.365	8.669	13.882
Wealthmark No. of Units	1,605,347	1,820,169	2,259,408	3,086,233	3,579,818	4,277,411	4,467,516	4,517,516	4,856,126	4,852,758
NY Wealthmark No. of Units	175,242	175,100	184,005	321,663	423,911	541,330	737,994	720,456	737,156	855,418
Wealthmark Contracts with EER
Value at Start of Year	14.918	15.926	15.859	13.532	12.107	12.528	11.282	8.623	13.835	13.108
Value at End of Year	15.143	14.918	15.926	15.859	13.532	12.107	12.528	11.282	8.623	13.835
No. of Units	208,455	231,724	263,458	302,197	287,767	303,871	304,366	297,268	274,411	294,104
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	14.704	15.720	15.678	13.397	12.004	12.440	11.220	8.588	13.801	13.095
Value at End of Year	14.903	14.704	15.720	15.678	13.397	12.004	12.440	11.220	8.588	13.801
No. of Units	69,759	89,184	107,564	154,458	219,300	303,612	323,830	347,684	317,689	335,178
Lifestyle Growth PS Series - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	13.061	13.278	12.717	—	—	—	—	—	—	—
Value at End of Year	13.783	13.061	13.278	12.717	—	—	—	—	—	—
Wealthmark No. of Units	178,884	119,446	184,801	—	—	—	—	—	—	—
NY Wealthmark No. of Units	112,266	160,304	199,078	—	—	—	—	—	—	—
Wealthmark Contracts with EER
Value at Start of Year	13.007	13.250	12.715	—	—	—	—	—	—	—
Value at End of Year	13.699	13.007	13.250	12.715	—	—	—	—	—	—
No. of Units	3,765	1,178	1,186	—	—	—	—	—	—	—
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	12.966	13.228	12.714	—	—	—	—	—	—	—
Value at End of Year	13.636	12.966	13.228	12.714	—	—	—	—	—	—
No. of Units	15,810	22,374	26,053	—	—	—	—	—	—	—
Lifestyle Moderate MVP (formerly Lifestyle Moderate Trust) - Series II Shares (units first credited 05-01-2006)
Contracts with no Optional Benefits
Value at Start of Year	16.632	17.058	16.525	15.238	13.986	13.886	12.756	10.197	13.671	13.194
Value at End of Year	17.241	16.632	17.058	16.525	15.238	13.986	13.886	12.756	10.197	13.671
Wealthmark No. of Units	476,246	486,234	569,283	672,278	883,740	955,461	1,048,666	1,162,426	1,117,745	1,126,707
NY Wealthmark No. of Units	14,773	14,958	17,802	63,726	93,466	116,649	112,870	114,451	131,558	128,184
Wealthmark Contracts with EER
Value at Start of Year	16.313	16.765	16.273	15.036	13.828	13.757	12.663	10.143	13.626	13.177
Value at End of Year	16.876	16.313	16.765	16.273	15.036	13.828	13.757	12.663	10.143	13.626
No. of Units	59,577	63,987	63,355	67,936	81,338	81,532	86,529	77,417	75,083	94,328
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	16.078	16.548	16.087	14.887	13.711	13.661	12.593	10.102	13.592	13.164
Value at End of Year	16.608	16.078	16.548	16.087	14.887	13.711	13.661	12.593	10.102	13.592
No. of Units	6,619	7,205	7,665	73,954	76,067	83,904	91,686	93,903	96,569	132,219

U-15

Wealthmark ALL

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Lifestyle Moderate PS Series - Series II Shares (units first credited 12-06-2013)
Contracts with no Optional Benefits
Value at Start of Year	12.933	13.130	12.607	—	—	—	—	—	—	—
Value at End of Year	13.427	12.933	13.130	12.607	—	—	—	—	—	—
Wealthmark No. of Units	8,913	—	5,728	—	—	—	—	—	—	—
NY Wealthmark No. of Units	42,879	44,682	49,544	—	—	—	—	—	—	—
Wealthmark Contracts with EER
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	13.345	—	—	—	—	—	—	—	—	—
No. of Units	1,814	—	—	—	—	—	—	—	—	—
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	12.840	13.081	12.604	—	—	—	—	—	—	—
Value at End of Year	13.284	12.840	13.081	12.604	—	—	—	—	—	—
No. of Units	60,315	70,444	78,330	—	—	—	—	—	—	—
Mid Cap Index Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	29.868	31.163	28.961	22.123	19.128	19.887	16.030	11.920	19.044	19.821
Value at End of Year	35.320	29.868	31.163	28.961	22.123	19.128	19.887	16.030	11.920	19.044
Wealthmark No. of Units	288,279	329,581	386,524	504,158	692,208	811,222	917,641	1,072,981	1,189,746	885,222
NY Wealthmark No. of Units	41,880	46,661	54,505	75,689	87,035	106,465	116,899	128,267	136,507	95,200
Wealthmark Contracts with EER
Value at Start of Year	29.064	30.384	28.294	21.657	18.762	19.546	15.787	11.762	18.830	19.625
Value at End of Year	34.301	29.064	30.384	28.294	21.657	18.762	19.546	15.787	11.762	18.830
No. of Units	40,737	43,059	45,240	60,519	70,872	80,084	93,462	123,774	97,135	89,639
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	28.475	29.814	27.804	21.313	18.493	19.294	15.607	11.646	18.672	19.479
Value at End of Year	33.555	28.475	29.814	27.804	21.313	18.493	19.294	15.607	11.646	18.672
No. of Units	2,824	4,413	4,468	4,529	4,606	6,705	14,862	14,998	9,024	26,549
Mid Cap Intersection Trust (merged into Mid Cap Index Trust eff 11-16-2009) - Series II Shares (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	11.512	11.434
Value at End of Year	—	—	—	—	—	—	—	—	6.564	11.512
Wealthmark No. of Units	—	—	—	—	—	—	—	—	10,606	—
Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.422
Value at End of Year	—	—	—	—	—	—	—	—	—	11.496
No. of Units	—	—	—	—	—	—	—	—	—	—
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	11.413
Value at End of Year	—	—	—	—	—	—	—	—	—	11.485
No. of Units	—	—	—	—	—	—	—	—	—	—
Mid Cap Stock Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	34.345	33.897	31.881	23.684	19.687	22.034	18.195	14.080	25.440	22.855
Value at End of Year	34.005	34.345	33.897	31.881	23.684	19.687	22.034	18.195	14.080	25.440
Wealthmark No. of Units	40,876	54,613	57,033	69,687	75,246	91,216	67,965	110,306	110,908	107,609
NY Wealthmark No. of Units	981	2,702	2,718	2,311	2,358	1,166	386	483	453	405
Wealthmark Contracts with EER
Value at Start of Year	33.420	33.051	31.147	23.185	19.311	21.656	17.919	13.894	25.154	22.628
Value at End of Year	33.023	33.420	33.051	31.147	23.185	19.311	21.656	17.919	13.894	25.154
No. of Units	5,070	5,283	4,889	4,926	7,710	7,826	9,776	4,308	2,868	5,994
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	32.743	32.430	30.608	22.818	19.034	24.943	—	—	—	18.672
Value at End of Year	32.306	32.743	32.430	30.608	22.818	19.034	—	—	—	24.943
No. of Units	437	437	437	437	437	437	—	—	—	—

U-16

Wealthmark ALL

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Money Market Trust - NAV Shares (units first credited 04-29-2016)
Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.396	—	—	—	—	—	—	—	—	—
Wealthmark No. of Units	364,111	—	—	—	—	—	—	—	—	—
NY Wealthmark No. of Units	35,000	—	—	—	—	—	—	—	—	—
Wealthmark Contracts with EER
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.380	—	—	—	—	—	—	—	—	—
No. of Units	56,464	—	—	—	—	—	—	—	—	—
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.367	—	—	—	—	—	—	—	—	—
No. of Units	19,527	—	—	—	—	—	—	—	—	—
Money Market Trust B (merged into Money Market Trust eff 04-29-16) - NAV Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	11.734	11.899	12.067	12.235	12.403	12.567	12.737	12.856	12.768	12.500
Value at End of Year	—	11.734	11.899	12.067	12.235	12.403	12.567	12.737	12.856	12.768
Wealthmark No. of Units	—	560,774	650,073	813,515	1,252,385	1,358,597	1,264,489	1,591,655	1,633,900	1,581,886
NY Wealthmark No. of Units	—	43,204	47,854	80,930	102,923	90,196	111,408	143,555	190,714	122,502
Wealthmark Contracts with EER
Value at Start of Year	11.532	11.718	11.907	12.097	12.288	12.475	12.670	12.813	12.751	12.500
Value at End of Year	—	11.532	11.718	11.907	12.097	12.288	12.475	12.670	12.813	12.751
No. of Units	—	65,204	85,640	92,067	181,147	168,021	232,180	232,827	205,237	220,082
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	11.383	11.584	11.788	11.995	12.202	12.406	12.619	12.781	12.738	12.500
Value at End of Year	—	11.383	11.584	11.788	11.995	12.202	12.406	12.619	12.781	12.738
No. of Units	—	32,402	36,231	41,955	46,081	50,006	116,926	123,922	197,758	114,934
Natural Resources Trust (merged into Global Trust eff 11-07-14) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	34.886	34.380	34.790	44.309	39.116	24.964	52.434	43.480
Value at End of Year	—	—	—	34.886	34.380	34.790	44.309	39.116	24.964	52.434
Wealthmark No. of Units	—	—	—	70,218	78,480	82,956	85,158	93,569	78,940	47,839
NY Wealthmark No. of Units	—	—	—	1,519	1,166	1,174	911	2,147	1,416	1,224
Wealthmark Contracts with EER
Value at Start of Year	—	—	34.150	33.722	34.193	43.636	38.598	24.683	51.948	43.135
Value at End of Year	—	—	—	34.150	33.722	34.193	43.636	38.598	24.683	51.948
No. of Units	—	—	—	3,898	4,092	4,555	3,777	5,126	2,682	936
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	33.608	33.236	33.752	43.137	38.214	24.475	51.586	42.877
Value at End of Year	—	—	—	33.608	33.236	33.752	43.137	38.214	24.475	51.586
No. of Units	—	—	—	309	316	324	333	341	1,008	39
Pacific Rim Trust (formerly Pacific Rim Emerging Markets Trust) (merged into International Equity Index Trust A eff 05-03-2010)
Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	13.591	23.005	22.284
Value at End of Year	—	—	—	—	—	—	—	17.683	13.591	23.005
Wealthmark No. of Units	—	—	—	—	—	—	—	19,976	12,837	25,000
NY Wealthmark No. of Units	—	—	—	—	—	—	—	69	1,190	71
Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	—	13.412	22.747	22.063
Value at End of Year	—	—	—	—	—	—	—	17.415	13.412	22.747
No. of Units	—	—	—	—	—	—	—	826	737	2,492
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	17.859
Value at End of Year	—	—	—	—	—	—	—	—	—	22.556
No. of Units	—	—	—	—	—	—	—	—	—	—

U-17

Wealthmark ALL

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Quantitative Mid Cap Trust (merged into Mid Cap Index Trust eff 04-25-2008) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	19.063
Value at End of Year	—	—	—	—	—	—	—	—	—	17.292
Wealthmark No. of Units	—	—	—	—	—	—	—	—	—	520,719
NY Wealthmark No. of Units	—	—	—	—	—	—	—	—	—	48,676
Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	—	—	—	18.875
Value at End of Year	—	—	—	—	—	—	—	—	—	17.099
No. of Units	—	—	—	—	—	—	—	—	—	75,290
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	18.734
Value at End of Year	—	—	—	—	—	—	—	—	—	16.955
No. of Units	—	—	—	—	—	—	—	—	—	4,129
Real Estate Securities Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	40.733	40.314	31.083	31.641	27.406	25.442	20.020	15.612	24.255	32.499
Value at End of Year	42.855	40.733	40.314	31.083	31.641	27.406	25.442	20.020	15.612	24.255
Wealthmark No. of Units	64,011	79,621	91,164	114,701	148,796	171,385	211,764	239,700	288,566	307,202
NY Wealthmark No. of Units	16,453	17,271	22,342	28,584	30,710	34,332	44,509	43,139	49,661	56,104
Wealthmark Contracts with EER
Value at Start of Year	39.637	39.307	30.367	30.974	26.883	25.006	19.716	15.406	25.911	32.177
Value at End of Year	41.618	39.637	39.307	30.367	30.974	26.883	25.006	19.716	15.406	25.911
No. of Units	5,973	7,149	7,226	8,017	8,451	11,136	15,905	18,717	24,626	26,097
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	38.834	38.568	29.841	30.483	26.497	24.683	19.491	15.254	25.693	31.938
Value at End of Year	40.714	38.834	38.568	29.841	30.483	26.497	24.683	19.491	15.254	25.693
No. of Units	33	32	33	484	430	456	903	962	1,090	1,179
Science & Technology Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	29.744	28.325	25.487	18.041	16.599	18.291	14.912	9.213	16.847	15.087
Value at End of Year	31.723	29.744	28.325	25.487	18.041	16.599	18.291	14.912	9.213	16.847
Wealthmark No. of Units	33,370	42,899	44,705	41,913	51,936	52,833	41,158	55,532	36,358	40,119
NY Wealthmark No. of Units	671	1,615	1,915	2,906	1,812	2,954	2,370	3,199	23	7,032
Wealthmark Contracts with EER
Value at Start of Year	28.944	27.617	24.900	17.661	16.282	17.978	14.686	9.092	16.658	14.938
Value at End of Year	30.807	28.944	27.617	24.900	17.661	16.282	17.978	14.686	9.092	16.658
No. of Units	3,688	3,731	3,578	4,127	11,176	13,903	13,921	15,338	3,835	3,824
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	17.746	14.519	9.002	16.517	14.827
Value at End of Year	—	—	—	—	—	16.048	17.746	14.519	9.002	16.517
No. of Units	—	—	—	—	—	7,687	7,687	7,687	5,898	1,151
Short Term Government Income Trust - Series II Shares (units first credited 05-03-2010)
Contracts with no Optional Benefits
Value at Start of Year	12.196	12.324	12.381	12.690	12.742	12.598	12.500	—	—	—
Value at End of Year	12.081	12.196	12.324	12.381	12.690	12.742	12.598	—	—	—
Wealthmark No. of Units	69,083	34,269	47,369	47,472	62,772	86,073	108,795	—	—	—
NY Wealthmark No. of Units	—	—	—	629	634	730	3,910	—	—	—
Wealthmark Contracts with EER
Value at Start of Year	—	—	—	12.622	12.699	12.581	12.500	—	—	—
Value at End of Year	—	—	—	12.290	12.622	12.699	12.581	—	—	—
No. of Units	—	—	—	324	335	347	1,566	—	—	—
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	11.957	12.124	12.223	12.572	12.667	12.568	12.500	—	—	—
Value at End of Year	11.802	11.957	12.124	12.223	12.572	12.667	12.568	—	—	—
No. of Units	62	162	261	360	454	517	581	—	—	—

U-18

Wealthmark ALL

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Small Cap Growth Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	26.492	29.541	27.909	19.683	17.166	18.720	15.598	11.767	19.823	18.839
Value at End of Year	26.683	26.492	29.541	27.909	19.683	17.166	18.720	15.598	11.767	19.823
Wealthmark No. of Units	33,382	41,674	41,322	52,167	51,948	57,376	73,777	76,458	56,302	41,220
NY Wealthmark No. of Units	294	2,764	2,757	3,148	3,113	3,457	1,290	2,560	3,799	409
Wealthmark Contracts with EER
Value at Start of Year	25.932	28.975	27.429	19.383	16.939	18.509	15.453	11.681	19.717	18.764
Value at End of Year	26.067	25.932	28.975	27.429	19.383	16.939	18.509	15.453	11.681	19.717
No. of Units	316	318	320	3,162	3,455	4,241	4,205	4,546	4,932	3,326
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	18.707
Value at End of Year	—	—	—	—	—	—	—	—	—	19.639
No. of Units	—	—	—	—	—	—	—	—	—	—
Small Cap Index Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	25.659	27.331	26.547	19.460	17.040	18.121	14.573	11.697	17.928	19.530
Value at End of Year	30.541	25.659	27.331	26.547	19.460	17.040	18.121	14.573	11.697	17.928
Wealthmark No. of Units	328,108	380,399	451,871	597,344	865,764	1,009,472	1,168,995	1,358,520	1,512,202	1,795,396
NY Wealthmark No. of Units	44,786	49,884	75,929	98,802	112,599	124,442	135,675	147,735	158,029	167,753
Wealthmark Contracts with EER
Value at Start of Year	24.968	26.649	25.936	19.050	16.714	17.810	14.352	11.543	17.727	19.337
Value at End of Year	29.659	24.968	26.649	25.936	19.050	16.714	17.810	14.352	11.543	17.727
No. of Units	47,551	53,707	61,661	74,485	93,311	102,723	121,662	148,382	176,983	200,601
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	24.462	26.148	25.487	18.748	16.474	17.581	14.188	11.428	17.578	19.193
Value at End of Year	29.015	24.462	26.148	25.487	18.748	16.474	17.581	14.188	11.428	17.578
No. of Units	5,404	5,142	4,993	5,359	5,332	5,209	4,792	4,845	9,244	21,425
Small Cap Opportunities Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	30.561	32.741	32.510	23.561	20.491	21.494	16.852	12.791	22.465	25.788
Value at End of Year	35.936	30.561	32.741	32.510	23.561	20.491	21.494	16.852	12.791	22.465
Wealthmark No. of Units	25,127	24,684	27,391	28,419	21,444	28,914	24,332	19,449	12,168	14,217
NY Wealthmark No. of Units	127	149	173	184	188	199	1,663	234	—	—
Wealthmark Contracts with EER
Value at Start of Year	29.796	31.986	31.824	23.110	20.139	21.167	16.629	12.647	22.256	25.582
Value at End of Year	34.967	29.796	31.986	31.824	23.110	20.139	21.167	16.629	12.647	22.256
No. of Units	1,286	1,295	1,304	1,292	1,647	1,660	1,672	1,732	—	—
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	25.430
Value at End of Year	34.258	—	—	—	—	—	—	—	—	22.101
No. of Units	1,141	—	—	—	—	—	—	—	—	—
Small Cap Value Trust - Series II Shares (units first credited 11-09-2007)
Contracts with no Optional Benefits
Value at Start of Year	27.784	28.625	27.141	20.694	18.170	18.272	14.714	11.622	15.984	16.294
Value at End of Year	33.549	27.784	28.625	27.141	20.694	18.170	18.272	14.714	11.622	15.984
Wealthmark No. of Units	22,229	25,621	28,370	41,389	71,255	80,812	87,356	113,400	87,340	60,135
NY Wealthmark No. of Units	—	126	994	613	875	420	2,906	1,605	381	420
Wealthmark Contracts with EER
Value at Start of Year	27.197	28.077	26.674	20.379	17.929	18.066	14.577	11.537	15.899	16.212
Value at End of Year	32.775	27.197	28.077	26.674	20.379	17.929	18.066	14.577	11.537	15.899
No. of Units	3,866	4,029	487	1,374	1,570	1,658	2,396	2,762	3,465	5,519
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.151
Value at End of Year	—	—	—	—	—	—	—	—	—	15.836
No. of Units	—	—	—	—	—	—	—	—	—	—

U-19

Wealthmark ALL

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Small Company Value Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	27.519	29.622	30.076	23.210	20.273	20.808	17.417	13.855	19.306	21.255
Value at End of Year	35.833	27.519	29.622	30.076	23.210	20.273	20.808	17.417	13.855	19.306
Wealthmark No. of Units	14,715	15,478	16,386	22,865	33,500	35,682	33,149	45,414	42,207	49,539
NY Wealthmark No. of Units	259	260	622	838	791	265	267	269	1,774	272
Wealthmark Contracts with EER
Value at Start of Year	26.778	28.882	29.384	22.722	19.886	20.451	17.152	13.673	19.090	21.045
Value at End of Year	34.799	26.778	28.882	29.384	22.722	19.886	20.451	17.152	13.673	19.090
No. of Units	1,337	656	661	698	754	763	34	1,591	368	—
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	20.889
Value at End of Year	34.042	—	—	—	—	—	—	—	—	19.306
No. of Units	1,196	—	—	—	—	—	—	—	—	—
Strategic Bond Trust (merged into Strategic Income Opportunities Trust eff 11-08-2010) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	13.174	15.960	16.413
Value at End of Year	—	—	—	—	—	—	—	15.995	13.174	15.960
Wealthmark No. of Units	—	—	—	—	—	—	—	36,490	26,380	60,613
NY Wealthmark No. of Units	—	—	—	—	—	—	—	4,646	502	636
Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	—	13.000	15.781	16.250
Value at End of Year	—	—	—	—	—	—	—	15.752	13.000	15.781
No. of Units	—	—	—	—	—	—	—	5,221	4,791	5,088
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	12.871	15.649	16.130
Value at End of Year	—	—	—	—	—	—	—	15.573	12.871	15.649
No. of Units	—	—	—	—	—	—	—	9,018	2,240	574
Strategic Income Opportunities Trust - Series II Shares (units first credited 11-08-2010)
Contracts with no Optional Benefits
Value at Start of Year	21.678	21.763	21.051	20.605	18.557	18.469	12.500	—	—	—
Value at End of Year	22.442	21.678	21.763	21.051	20.605	18.557	18.469	—	—	—
Wealthmark No. of Units	11,872	13,978	34,052	40,215	41,927	37,680	37,652	—	—	—
NY Wealthmark No. of Units	—	—	—	481	3,274	4,942	4,766	—	—	—
Wealthmark Contracts with EER
Value at Start of Year	21.178	21.304	20.648	20.251	18.274	18.225	12.500	—	—	—
Value at End of Year	21.880	21.178	21.304	20.648	20.251	18.274	18.225	—	—	—
No. of Units	4,460	4,658	1,153	1,195	2,372	6,023	6,205	—	—	—
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	18.043	12.500	—	—	—
Value at End of Year	—	—	—	—	—	18.066	18.043	—	—	—
No. of Units	—	—	—	—	—	8,723	8,723	—	—	—
Total Bond Market Trust A (formerly Bond Index Trust A) (merged into Total Bond Market Trust B eff 11-02-2012) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	15.211	14.438	13.865	13.492	12.967	12.500
Value at End of Year	—	—	—	—	—	15.211	14.438	13.865	13.492	12.967
Wealthmark No. of Units	—	—	—	—	—	24,685	8,210	17,707	33,432	11,873
NY Wealthmark No. of Units	—	—	—	—	—	1,825	1,993	2,880	1,500	2,310
Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	15.070	14.333	13.792	13.448	12.950	12.500
Value at End of Year	—	—	—	—	—	15.070	14.333	13.792	13.448	12.950
No. of Units	—	—	—	—	—	4,758	655	1,511	1,256	3,938
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	12.937	12.500
Value at End of Year	—	—	—	—	—	—	—	—	13.414	12.937
No. of Units	—	—	—	—	—	—	—	—	9,212	—

U-20

Wealthmark ALL

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Total Bond Market Trust B - Series II Shares (units first credited 11-02-2012)
Contracts with no Optional Benefits
Value at Start of Year	12.303	12.470	11.942	12.456	12.500	—	—	—	—	—
Value at End of Year	12.397	12.303	12.470	11.942	12.456	—	—	—	—	—
Wealthmark No. of Units	83,164	57,098	35,880	45,013	52,265	—	—	—	—	—
NY Wealthmark No. of Units	1,834	1,703	1,774	2,304	2,278	—	—	—	—	—
Wealthmark Contracts with EER
Value at Start of Year	12.226	12.416	11.914	12.452	12.500	—	—	—	—	—
Value at End of Year	12.295	12.226	12.416	11.914	12.452	—	—	—	—	—
No. of Units	428	430	433	734	738	—	—	—	—	—
Total Return Trust (merged into Core Bond Trust eff 04-27-2015) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	20.316	19.723	20.457	19.159	18.735	17.689	15.824	15.641	14.771
Value at End of Year	—	—	20.316	19.723	20.457	19.159	18.735	17.689	15.824	15.641
Wealthmark No. of Units	—	—	102,101	129,809	229,277	215,552	237,453	261,452	156,646	41,499
NY Wealthmark No. of Units	—	—	137	1,141	1,355	1,222	9,012	7,551	733	1,682
Wealthmark Contracts with EER
Value at Start of Year	—	19.809	19.269	20.026	18.794	18.414	17.420	15.615	15.465	14.624
Value at End of Year	—	—	19.809	19.269	20.026	18.794	18.414	17.420	15.615	15.465
No. of Units	—	—	11,770	17,905	19,919	17,693	23,976	31,781	22,586	25,499
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	19.437	18.936	19.709	18.524	18.177	17.222	15.460	15.335	14.516
Value at End of Year	—	—	19.437	18.936	19.709	18.524	18.177	17.222	15.460	15.335
No. of Units	—	—	685	1,154	1,182	4,386	4,651	4,946	2,378	—
Total Stock Market Index Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	25.215	25.786	23.495	17.903	15.758	15.955	13.842	10.922	17.662	18.106
Value at End of Year	27.886	25.215	25.786	23.495	17.903	15.758	15.955	13.842	10.922	17.662
Wealthmark No. of Units	242,382	278,913	328,224	464,244	645,476	773,767	908,009	742,970	2,299,715	1,447,571
NY Wealthmark No. of Units	34,681	39,210	50,153	70,226	88,338	109,385	124,411	133,957	245,230	165,835
Wealthmark Contracts with EER
Value at Start of Year	24.537	25.142	22.954	17.526	15.457	15.681	13.632	10.777	17.464	17.927
Value at End of Year	27.082	24.537	25.142	22.954	17.526	15.457	15.681	13.632	10.777	17.464
No. of Units	44,662	46,255	53,713	71,623	75,893	88,442	105,330	125,525	260,061	161,357
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	24.039	24.670	22.557	17.248	15.235	15.479	13.477	10.671	17.317	17.794
Value at End of Year	26.493	24.039	24.670	22.557	17.248	15.235	15.479	13.477	10.671	17.317
No. of Units	4,850	4,976	5,126	6,507	7,369	7,613	9,838	10,132	34,774	27,610
U.S. Government Securities Trust (merged into Short Term Government Income Trust eff 05-03-2010) - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	13.476	13.894	13.828
Value at End of Year	—	—	—	—	—	—	—	14.381	13.476	13.894
Wealthmark No. of Units	—	—	—	—	—	—	—	86,680	105,503	18,604
NY Wealthmark No. of Units	—	—	—	—	—	—	—	3,434	236	246
Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	—	13.298	13.739	13.691
Value at End of Year	—	—	—	—	—	—	—	14.163	13.298	13.739
No. of Units	—	—	—	—	—	—	—	12,665	17,608	—
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	13.623	—	13.589
Value at End of Year	—	—	—	—	—	—	—	14.002	—	13.623
No. of Units	—	—	—	—	—	—	—	566	—	—
U.S. Large Cap Trust (formerly U.S. Large Cap Value Trust) (merged into American Growth-Income Trust eff 05-01-2009)
Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	16.014	17.184
Value at End of Year	—	—	—	—	—	—	—	—	9.632	16.014
Wealthmark No. of Units	—	—	—	—	—	—	—	—	14,173	5,265
NY Wealthmark No. of Units	—	—	—	—	—	—	—	—	4,004	—

U-21

Wealthmark ALL

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08	Year Ended 12/31/07
Wealthmark Contracts with EER
Value at Start of Year	—	—	—	—	—	—	—	—	15.834	17.014
Value at End of Year	—	—	—	—	—	—	—	—	9.505	15.834
No. of Units	—	—	—	—	—	—	—	—	2,816	79
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	16.887
Value at End of Year	—	—	—	—	—	—	—	—	—	15.701
No. of Units	—	—	—	—	—	—	—	—	—	—
Ultra Short Term Bond Trust - Series II Shares (units first credited 08-02-2010)
Contracts with no Optional Benefits
Value at Start of Year	11.528	11.708	11.909	12.109	12.236	12.418	12.500	—	—	—
Value at End of Year	11.404	11.528	11.708	11.909	12.109	12.236	12.418	—	—	—
Wealthmark No. of Units	276,808	248,153	212,377	168,177	49,291	38,049	6,540	—	—	—
NY Wealthmark No. of Units	1,156	1,167	1,176	55,702	1,195	—	—	—	—	—
Wealthmark Contracts with EER
Value at Start of Year	11.403	11.605	11.828	12.051	12.201	12.500	—	—	—	—
Value at End of Year	11.259	11.403	11.605	11.828	12.051	12.201	—	—	—	—
No. of Units	3,030	2,965	44,677	3,020	157	5,104	—	—	—	—
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	11.768	12.580	—	—	—	—	—	—
Value at End of Year	—	—	11.528	11.768	—	—	—	—	—	—
No. of Units	—	—	1,052	1,058	—	—	—	—	—	—
Value Trust - Series II Shares (units first credited 05-03-2007)
Contracts with no Optional Benefits
Value at Start of Year	29.881	33.345	30.850	23.156	20.041	20.155	16.758	12.071	20.734	21.183
Value at End of Year	34.053	29.881	33.345	30.850	23.156	20.041	20.155	16.758	12.071	20.734
Wealthmark No. of Units	29,547	32,713	37,733	41,314	48,101	50,087	39,137	36,616	43,739	46,938
NY Wealthmark No. of Units	882	257	259	—	—	—	3,672	1,175	—	—
Wealthmark Contracts with EER
Value at Start of Year	29.077	32.512	30.140	22.668	19.658	19.809	16.504	11.911	20.501	20.974
Value at End of Year	33.070	29.077	32.512	30.140	22.668	19.658	19.809	16.504	11.911	20.501
No. of Units	3,132	4,024	888	537	585	591	582	561	530	182
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year	—	—	—	—	—	—	—	—	—	20.818
Value at End of Year	—	—	—	—	—	—	—	—	—	20.329
No. of Units	—	—	—	—	—	—	—	—	—	—

U-22

To obtain a Wealthmark Variable Annuity

Statement of Additional Information (“SAI”)

Send this request to:

For Contracts issued in a state/jurisdiction other than the State of New York:

Wealthmark SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

For Contracts issued in the State of New York:

Wealthmark NY SAI

John Hancock Annuities Service Center

P.O. Box 55445

Boston, MA 02205-5445

cut along dotted line

Please send me a Wealthmark Variable Annuity Statement of Additional Information dated May 1, 2017, for

☐    Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

☐    Contracts issued in the State of New York (Separate Account A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name

Address

City State Zip

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

Dated May 1, 2017

Statement of Additional Information

John Hancock Life Insurance Company (U.S.A.) Separate Account H

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a “Contract” and collectively, the “Contracts” issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York as follows:

Prospectuses Issued by John Hancock USA

(to be read with this Statement of Additional Information)

Venture Variable Annuity

Venture 4 Variable Annuity

Venture III Variable Annuity

Venture Vantage Variable Annuity

Venture Vision Variable Annuity

Wealthmark Variable Annuity

Wealthmark ML3 Variable Annuity

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

John Hancock Annuities Service Center Overnight Mail Address 30 Dan Road, STE 55444 Canton, MA 02021-2809 (800) 344-1029	Mailing Address PO Box 55444 Boston, MA 02205-5444 www.jhannuities.com

JHUSA SEP ACCT H SAI 05/17

ii

General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), (“we,” “us,” “the Company,” or “John Hancock USA”) (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. Our principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2382. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road – Suite 55444, Canton, MA 02021-2809; and its email address is www.jhannuities.com. Our ultimate parent is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife.

The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America (“Manulife North America”), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America’s assets, including the assets of the Separate Account and assumed all of Manulife North America’s obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2016, and for each of the two years in the period ended December 31, 2016, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Servicing Agent

Computer Sciences Corporation (“CSC”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. CSC provides various daily, semimonthly, monthly, semiannual and annual reports including:

•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
•	semimonthly commission statements;
•	monthly summaries of agent production and daily transaction reports;
•	semiannual statements for Contract Owners; and
•	annual Contract Owner tax reports.

We pay CSC a fixed cost of $2.55 million per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2016, 2015, and 2014 were $ 224,855,376, $252,644,283, and $284,122,028, respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but

1

compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts’ underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as “revenue sharing.” Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of John Hancock annuity contracts, although a small number of firms will continue to receive revenue sharing payments in accordance with the terms of certain agreements entered into with these particular firms.

We are among several insurance companies that pay additional payments to certain firms to receive “preferred” or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists (“shelf-space arrangements”); and other improvements in sales by featuring our products over others.

Revenue sharing payments assisted in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determined which firms to support and the extent of the payments we were willing to make, and generally choose to compensate firms that were willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We did not make an independent assessment of the cost of providing such services. Instead, we agreed with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may have included different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future. The following list includes the names of member firms of the Financial Industry Regulatory Authority (“FINRA,”) (or their affiliated broker-dealers) that we are aware (as of December 31, 2016) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:

Name of Firm

DISTRIBUTOR

Edward Jones Co., L.P.

LPL Financial Corp.

Morgan Stanley Smith Barney Network

UBS Financial Services, Inc.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

2

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments

We may, directly or through JHD, make or have made revenue sharing payments as incentives to certain firms for promotion and sale of the Contracts. In consideration for revenue sharing, a firm may have featured the Contracts in its sales system or given us additional access to members of its sales force or management. In addition, a firm may have agreed to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm’s sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may have provided a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm (“Sales-Based Payments”). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the “assets under management” attributable to a particular firm (“Asset-Based Payments”). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily created incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay or have paid a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments

We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.

Other Payments

We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may have included seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may have contributed to, as well as sponsored, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may have received prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Additional Information on Section 403(b) Plans or

Tax-Sheltered Annuities

Restrictions on Section 403(b) Plans

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

•	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;
•	earnings on those contributions; and
•	earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

3

These amounts can be paid only if the employee has reached age 59 1⁄2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant’s spouse, under section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59 1⁄2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a section 403(b)(7) custodial account.)

Additional Information on Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Restrictions under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (“ORP”) to withdraw their interest in a variable annuity contract issued under the ORP only upon:

•	termination of employment in all Texas public institutions of higher education;
•	retirement;
•	death; or
•	the participant’s turning age 70 1⁄2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant’s transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

•	the Separate Account; or
•	the ability of the principal underwriter to perform its contract with the Separate Account; or
•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

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APPENDIX A: Audited Financial Statements

A-1

AUDITED STATUTORY-BASIS FINANCIAL

STATEMENTS AND SUPPLEMENTARY

INFORMATION

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2016, 2015 and 2014

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS AND SUPPLEMENTARY INFORMATION

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2016, 2015 and 2014

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2016 and 2015, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2016, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2, to meet the requirements of Michigan the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 2. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2016 and 2015, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2016.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2016 in conformity with accounting practices prescribed or permitted by the Michigan Office of Financial and Insurance Regulation.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 29, 2017

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS – STATUTORY BASIS

	December 31,
	2016	2015

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$45,231	$44,463
Stocks:
Preferred stocks	25	23
Common stocks	1,063	658
Investments in affiliates	3,429	3,205
Mortgage loans on real estate	11,631	10,475
Real estate:
Company occupied	295	299
Investment properties	5,953	6,487
Cash, cash equivalents and short-term investments	3,879	4,528
Policy loans	2,722	3,718
Derivatives	10,851	11,001
Receivable for collateral on derivatives	-	26
Receivable for securities	18	5
Other invested assets	6,656	5,618

Total cash and invested assets	91,753	90,506
Investment income due and accrued	752	758
Premiums due and deferred	277	303
Amounts recoverable from reinsurers	280	162
Net deferred tax asset	177	-
Funds held by or deposited with reinsured companies	3,488	3,660
Other reinsurance receivable	200	670
Amounts due from affiliates	411	304
Other assets	1,407	1,755
Assets held in separate accounts	131,147	129,725

Total admitted assets	$229,892	$227,843

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS – STATUTORY BASIS

	December 31,
	2016	2015

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$67,125	$66,516
Policyholders’ and beneficiaries funds	2,717	2,624
Consumer notes	201	265
Dividends payable to policyholders	422	428
Policy benefits in process of payment	526	499
Other amount payable on reinsurance	830	480
Other policy obligations	60	68

Total policy and contract obligations	71,881	70,880
Payable to parent and affiliates	1,436	1,816
Transfers to (from) separate account, net	(423)	(540)
Asset valuation reserve	2,106	1,844
Reinsurance in unauthorized companies	3	3
Funds withheld from unauthorized reinsurers	7,463	7,784
Interest maintenance reserve	1,351	1,630
Current federal income taxes payable	230	-
Net deferred tax liability	-	387
Derivatives	5,370	6,094
Payables for collateral on derivatives	1,907	1,640
Payables for securities	28	42
Other general account obligations	1,239	1,094
Obligations related to separate accounts	131,147	129,725

Total liabilities	223,738	222,399

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2016 and 2015)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2016 and 2015)	5	5
Paid-in surplus	3,196	3,196
Surplus notes	585	990
Unassigned surplus	2,368	1,253

Total capital and surplus	6,154	5,444

Total liabilities and capital and surplus	229,892	227,843

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS – STATUTORY-BASIS

	Years Ended December 31,
	2016	2015	2014

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums	$13,227	$16,323	$12,738
Consideration for supplementary contracts with life contingencies	201	140	183
Net investment income	4,308	4,387	4,297
Amortization of interest maintenance reserve	191	181	176
Commissions and expense allowance on reinsurance ceded	629	1,040	817
Reserve adjustment on reinsurance ceded	(7,297)	(16,494)	(10,652)
Separate account administrative and contract fees	1,697	1,786	1,841
Other revenue	434	415	467

Total premiums and other revenues	13,390	7,778	9,867

Benefits paid or provided:
Death, surrender and other contract benefits, net	10,220	9,762	9,064
Annuity benefits	1,622	1,796	1,733
Disability and long-term care benefits	664	647	584
Interest and adjustments on policy or deposit-type funds	94	91	125
Payments on supplementary contracts with life contingencies	191	179	170
Increase (decrease) in life and long-term care reserves	1,784	(2,506)	2,161

Total benefits paid or provided	14,575	9,969	13,837

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,049	1,289	1,203
General expenses	943	960	972
Insurance taxes, licenses and fees	171	145	138
Net transfers to (from) separate accounts	(5,581)	(6,554)	(8,229)
Investment income ceded	1,240	2,465	4,954
Other deductions	21	(160)	21

Total insurance expenses and other deductions	(2,157)	(1,855)	(941)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	972	(336)	(3,029)
Dividends to policyholders	131	(36)	77

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	841	(300)	(3,106)
Federal income tax expense (benefit)	(121)	(778)	(716)

Income (loss) from operations before net realized capital gains (losses)	962	478	(2,390)

Net realized capital gains (losses)	(933)	216	(74)

Net income (loss)	$29	$694	$(2,464)

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2014	$5	$3,196	$990	$1,618	$5,809
Net income (loss)				(2,464)	(2,464)
Change in net unrealized capital gains (losses)				2,389	2,389
Change in net deferred income tax				973	973
Decrease (increase) in non-admitted assets				56	56
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				(553)	(553)
Dividend paid to Parent				(500)	(500)
Change in surplus as a result of reinsurance				(252)	(252)
Other adjustments, net			-	(133)	(133)

Balances at December 31, 2014	5	3,196	990	1,137	5,328

Net income (loss)				694	694
Change in net unrealized capital gains (losses)				(394)	(394)
Change in net deferred income tax				(158)	(158)
Decrease (increase) in non-admitted assets				(43)	(43)
Decrease (increase) in asset valuation reserves				83	83
Dividend paid to Parent				(210)	(210)
Change in surplus as a result of reinsurance				107	107
Other adjustments, net			-	37	37

Balances at December 31, 2015	5	3,196	990	1,253	5,444

Net income (loss)				29	29
Change in net unrealized capital gains (losses)				569	569
Change in net deferred income tax				810	810
Decrease (increase) in non-admitted assets				(38)	(38)
Decrease (increase) in asset valuation reserves				(262)	(262)
Change in surplus as a result of reinsurance				(125)	(125)
Surplus note redemptions			(405)		(405)
Other adjustments, net			-	132	132

Balances at December 31, 2016	$5	$3,196	$585	$2,368	$6,154

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW – STATUTORY-BASIS

	Years Ended December 31,
	2016	2015	2014

	(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$13,411	$19,961	$12,924
Net investment income received	4,415	4,600	4,399
Separate account fees	1,697	1,786	1,841
Commissions and expenses allowance on reinsurance ceded	629	1,040	817
Miscellaneous income	595	2,852	450
Benefits and losses paid	(21,060)	(29,836)	(21,960)
Net transfers from (to) separate accounts	5,699	7,404	8,206
Commissions and expenses (paid) recovered	(2,873)	(5,153)	(7,147)
Dividends paid to policyholders	(137)	(250)	(89)
Federal and foreign income and capital gain taxes (paid) recovered	200	847	(382)

Net cash provided by (used in) operating activities	2,576	3,251	(941)

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	20,934	19,217	20,471
Stocks	239	190	130
Mortgage loans on real estate	1,283	1,834	1,789
Real estate	1,295	8	1,053
Other invested assets	485	955	941
Derivatives	-	32	-
Net gains (losses) on cash, cash equivalents and short term investments	(2)	(9)	3

Total investment proceeds	24,234	22,227	24,387

Cost of investments acquired:
Bonds	21,880	19,734	21,430
Stocks	652	848	234
Mortgage loans on real estate	2,440	1,715	1,088
Real estate	446	1,155	539
Other invested assets	1,429	905	1,281
Derivatives	1,420	-	739

Total cost of investments acquired	28,267	24,357	25,311
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	266	(904)	1,729
Net (increase) decrease in policy loans	932	(56)	150

Net cash provided by (used in) investment activities	(2,835)	(3,090)	955

Financing and miscellaneous activities
Surplus notes	(405)	-	-
Borrowed funds	(64)	(276)	(232)
Net deposits (withdrawals) on deposit-type contracts	93	(333)	(85)
Dividend paid to Parent	-	(210)	(500)
Other cash provided (applied)	(14)	(2,516)	3,756

Net cash provided by (used in) financing and miscellaneous activities	(390)	(3,335)	2,939

Net increase (decrease) in cash, cash equivalents and short-term investments	(649)	(3,174)	2,953
Cash, cash equivalents and short-term investments at beginning of year	4,528	7,702	4,749

Cash, cash equivalents and short-term investments at end of year	$3,879	$4,528	$7,702

Non-cash investing activities during the year:
Premium, deposit type contracts and other operating activity for New York Life (“NYL”) 2015 reinsurance transaction and other affiliate transactions, net	$650	$8,357	$-
Transfer of invested assets for NYL 2015 reinsurance transaction and other affiliates, net	(650)	(8,357)	-

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. On November 10, 2016, the Company announced the discontinuance of new sales of its individual long-term care product effective December 2, 2016. The Company is licensed to sell insurance in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”).

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when either of the following two conditions exist: the entity either (1) has the intent to sell the debt security or (2) is more likely than not to be required to sell the debt security before its anticipated recovery. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported at Generally Accepted Accounting Principles (“GAAP”) equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying equity, plus the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company-owned properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying GAAP equity, with the exception of affordable housing tax credit properties, which are

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding EDP equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2016, 2015 and 2014, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of Asset Adequacy Testing (“AAT”) indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in-force. This includes asset adequacy testing required under NAIC Actuarial Guideline 38 Section 8D (“AG 38 8D”). The Company recorded gross reserves of $635 million and $791 million for the calculation required under AG 38 8D, of which $345 million and $465 million was ceded to Manulife Reinsurance Limited (“MRL”) under an existing coinsurance transaction at December 31, 2016 and 2015, respectively. At December 31, 2016 and 2015, the Company held reserves of $930 million and $920 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, and 2001 Commissioner’s Standard Ordinary and American Experience Mortality Tables. Methods used include the net level premium method principally for policies issued prior to 1978, a modified preliminary term method, and the Commissioner’s Reserve Valuation Method.

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the 2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31, 2016 or 2015. Mean reserves are determined by computing the terminal reserve for the plan at the rated age and assuming annual premiums have been paid as of the valuation date. For certain policies with substandard table ratings, mean reserves are based on rated mortality from 125% to 500% of standard rating; for certain policies with flat extra ratings, mean reserves are based on standard mortality rates increased by 1 to 25 deaths per thousand. An asset is recorded for deferred premiums, net of loading, to adjust the reserve for modal premium payments.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43, and primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The reserve is based on the worst present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions allowed by reinsurers on

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial consideration is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net unrealized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statements of Operations that differ from the federal statutory tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 15% and 15% of the Company’s aggregate reserve for life contracts at December 31, 2016 and 2015. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company. John Hancock Life Insurance Company (“JHLICO”) was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Reinsurance and Closed Block Note.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2016 and 2015, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

In March 2015, the NAIC adopted revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 1, Disclosure of Accounting Policies, Risks and Uncertainties and Other Disclosures (“SSAP 1”) regarding management’s assessment of an entity’s ability to continue as a going concern. The pronouncement requires management to assess the entity’s ability to continue as a going concern, and provide footnote disclosures when conditions give rise to substantial doubt about an entity’s ability to continue as a going concern within one year from the financial statement issuance date. The new guidance is effective December 31, 2016. The guidance had no impact on the Company’s financial position, results of operations, and financial statement disclosures.

In December 2014, the NAIC adopted revisions to SSAP No. 40R, Real Estate Investments (“SSAP 40R”) which became effective January 1, 2015 allowing real estate property investments that are wholly-owned by a LLC that are directly and wholly-owned by the reporting entity to be reported as real estate. For these investments previously reported within SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies (“SSAP 48”), and owned as of the effective date, the Company recorded a $248 million reduction in other invested assets, and a corresponding increase in real estate investment property holdings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

4. Accounting Changes - (continued)

Future Adoption of New Accounting Standards

In August, 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date is January 1, 2017 and companies are allowed to defer adoption for three years until January 1, 2020. The Company has opted to postpone implementation of PBR until 2020 and is currently assessing the impact of these revisions on its financial statements. Adoption will be on a prospective basis for policies issued on or after the adoption date, therefore, we expect no impact to surplus upon adoption.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2016, 2015 and 2014.

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2016:
U.S. government and agencies	$4,896	$240	$(96)	$5,040
States and political subdivisions	2,625	431	(19)	3,037
Foreign governments	2,683	124	(13)	2,794
Corporate bonds	28,746	2,442	(306)	30,882
Mortgage-backed and asset-backed securities	6,281	382	(61)	6,602

Total bonds	$45,231	$3,619	$(495)	$48,355

December 31, 2015:
U.S. government and agencies	$5,378	$348	$(46)	$5,680
States and political subdivisions	2,666	435	(11)	3,090
Foreign governments	2,737	201	(16)	2,922
Corporate bonds	27,480	1,935	(655)	28,760
Mortgage-backed and asset-backed securities	6,202	389	(93)	6,498

Total bonds	$44,463	$3,308	$(821)	$46,950

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2016, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$821	$834
Due after one year through five years	6,066	6,219
Due after five years through ten years	6,520	6,694
Due after ten years	25,543	28,006
Mortgage-backed and asset-backed securities	6,281	6,602

Total	$45,231	$48,355

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2016	2015

	(in millions)
At fair value:
Bonds pledged in support of over-the-counter derivative instruments	$317	$244
Bonds pledged in support of exchange-traded futures	533	609
Bonds and cash pledged in support of cleared interest rate swaps	278	120

Total fair value	$1,128	$973

At carrying value:
Bonds on deposit with government authorities	$15	$16
Mortgage loans pledged in support of real estate	16	17
Bonds held in trust	93	92
Pledged collateral under reinsurance agreements	4,101	3,407

Total carrying value	$4,225	$3,532

At December 31, 2016 and 2015, the Company held below investment grade corporate bonds of $2,626 million and $2,047 million, with an aggregate fair value of $2,803 million and $1,990 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP:

Year Ended December 31, 2016

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

	$-	$-	$-	$-	$-
	-	-	-	-	-
	-	-	-	-	-
	-	-	-	-	-
	-	-	-	-	-
	-	-	-	-	-
	-	-	-	-	-
	-	-	-	-	-
	-	-	-	-	-

Total	$-	$-	$-	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Year Ended December 31, 2015

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

36242DFH1	$3	$1	$2	$1	$1
75970NBK2	-	-	-	-	-
94981QAZ1	-	-	-	-	-
805564PN5	2	2	-	2	2
36242DFH1	1	1	-	1	1
55265KS34	1	1	-	1	1
75970NBK2	-	-	-	-	-
126671TU0	-	-	-	-	-
294751CT7	1	1	-	1	1

Total	$8	$6	$2	$6	$6

All impaired securities which have fair value less than cost or amortized cost, for which an other-than-temporary impairment has not been recognized in income as a realized loss, including securities with a recognized other-than-temporary impairment for non-interest related declines when a non-recognized interest related impairment remains.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2016:
U.S. government and agencies	$2,087	$(96)	$-	$-	$2,087	$(96)
States and political subdivisions	286	(10)	32	(9)	318	(19)
Foreign governments	49	(1)	46	(12)	95	(13)
Corporate bonds	6,470	(218)	1,046	(88)	7,516	(306)
Mortgage-backed and asset-backed securities	1,401	(42)	149	(19)	1,550	(61)
Total	$10,293	$(367)	$1,273	$(128)	$11,566	$(495)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2015:
U.S. government and agencies	$3,260	$(46)	$-	$-	$3,260	$(46)
States and political subdivisions	213	(10)	11	(1)	224	(11)
Foreign governments	16	(3)	46	(12)	62	(15)
Corporate bonds	8,424	(482)	1,167	(174)	9,591	(656)
Mortgage-backed and asset-backed securities	1,744	(57)	242	(36)	1,986	(93)
Total	$13,657	$(598)	$1,466	$(223)	$15,123	$(821)

At December 31, 2016 and 2015, there were 626 and 889 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $51 million and $25 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2016, 2015 and 2014, realized capital losses include $61 million, $28 million, and $24 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 8, 13, and 21 securities, respectively. These are primarily made up of impairments on public and private bonds and sub-prime mortgage-backed securities.

The total recorded investment in restructured corporate bonds at December 31, 2016, 2015 and 2014 was $16 million, $18 million, and $17 million, respectively. There were 2, 0, and 2 restructured corporate bonds for which an impairment was recognized during 2016, 2015 and 2014, respectively. The Company accrues interest income on impaired securities to the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2016	2015	2014

	(in millions)
Proceeds	$20,018	$17,078	$18,292
Realized gross gains	524	500	579
Realized gross losses	(112)	(123)	(111)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2016 and 2015.

Affiliate Transactions

In 2016, the Company transferred certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”) in lieu of a reinsurance cash settlement. These bonds had a book value of $676 million and fair value of $751 million. The Company recognized $75 million in pre-tax realized gains before transfer to the interest maintenance reserve (“IMR”).

In 2016, the Company sold certain bonds to an affiliate, Manulife Financial Singapore (“MLS”). These bonds had a book value of $93 million and fair value of $100 million. The Company recognized $7 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manubank (“MB”). These bonds had a book value of $12 million and fair value of $12 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife International Ltd (“MIL”). These bonds had a book value of $67 million and fair value of $75 million. The Company recognized $8 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife Reinsurance Ltd (“MLRL”). These bonds had a book value of $25 million and fair value of $29 million. The Company recognized $4 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife Reinsurance Ltd Partner (“MSLP”). These bonds had a book value of $211 million and fair value of $221 million. The Company recognized $10 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company received, at fair value, certain bonds from an affiliate, JHNY in lieu of reinsurance cash settlement, for $26 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, JHNY, for $343 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MIL, for $60 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLRL, for $29 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLS, for $21 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, John Hancock Life & Health Insurance Company (“JHLH”), for $140 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2015, the Company transferred certain bonds to an affiliate, JHRECO in lieu of a reinsurance cash settlement. These bonds had a book value of $537 million and fair value of $609 million. The Company recognized $72 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, Bermuda Branch of The Manufacturers Life Insurance Company (“BBMLI”). These bonds had a book value of $270 million and fair value of $284 million at the date of the transaction. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, Manufacturers International Limited (Hong Kong) (“MIL”). These bonds had a book value of $298 million and fair value of $332 million at the date of the transaction. The Company recognized $33 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds to an affiliate, MLS. These bonds had a book value of $135 million and fair value of $147 million at the date of the transaction. The Company recognized $12 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain bonds with an affiliate, Manulife Japan (“MLJ”). These bonds had a net book value of $224 million and fair value of $248 million at the date of the transaction. The Company recognized $24 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company acquired, at fair value, certain bonds from an affiliate, JHNY, for $152 million.

In 2015, the Company acquired, at fair value, certain bonds from an affiliate, JHLH, for $282 million.

In 2014, JHUSA sold certain bonds to an affiliate, MLI. These bonds had a book value of $178 million and a fair value of $206 million at the date of the transaction. The Company recognized $28 million in pre-tax realized gains which was deferred in the IMR.

In 2014, JHUSA sold certain bonds to an affiliate, MIL. These bonds had a book value of $371 million and a fair value of $433 million in exchange for certain bonds from MIL with a book value of $389 million and fair value of $435 million at the date of the transaction. The Company recognized $62 million in pre-tax realized gains which was deferred in the IMR.

In 2014, JHUSA sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $244 million and fair value of $284 million in exchange for certain bonds from JHRECO with a book value of $282 million and fair value of $291 million at the date of the transaction. The Company recognized $41 million in pre-tax realized gains which was deferred in the IMR.

In 2014, JHUSA acquired certain and sold certain bonds from an affiliate, JHNY. These bonds had a net book value of $165 million and a fair value of $188 million at the date of the transactions. The Company recognized $1 million in pre-tax realized gains before transfer to the IMR.

In 2014, JHUSA acquired, at fair value, certain bonds from an affiliate, JHLH, for $72 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Cost and Fair Value of the Company’s investments in Preferred and Common Stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2016:
Preferred stocks:
Nonaffiliated	$25	$15	$-	$40
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	949	126	(12)	1,063
Affiliates*	1,387	2,042	-	3,429

Total stocks	$2,361	$2,183	$(12)	$4,532

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2015:
Preferred stocks:
Nonaffiliated	$23	$11	$-	$34
Affiliates	3	-	(3)	-
Common stocks:
Nonaffiliated	634	64	(40)	658
Affiliates*	971	2,241	(7)	3,205

Total stocks	$1,631	$2,316	$(50)	$3,897

*	Affiliates — fair value represents the carrying value

At December 31, 2016 and 2015, there were 192 and 276 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $19 million at December 31, 2016 and 2015, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2016, 2015 and 2014, realized capital losses include $24 million, $4 million, $2 million and related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 108, 115, and 33 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2016 and 2015, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2016:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,501	East North Central	$1,554
Industrial	872	East South Central	167
Office buildings	3,064	Middle Atlantic	1,856
Retail	3,538	Mountain	531
Agricultural	157	New England	572
Agribusiness	424	Pacific	3,581
Mixed use	22	South Atlantic	2,381
Other	1,060	West North Central	399
Allowance	(7)	West South Central	511
		Canada / Other	86
		Allowance	(7)

Total mortgage loans on real estate	$11,631	Total mortgage loans on real estate	$11,631

December 31, 2015:
Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,206	East North Central	$1,445
Industrial	739	East South Central	157
Office buildings	2,562	Middle Atlantic	1,599
Retail	3,278	Mountain	516
Agricultural	171	New England	586
Agribusiness	471	Pacific	3,210
Mixed use	22	South Atlantic	1,986
Other	1,034	West North Central	449
Allowance	(8)	West South Central	453
		Canada / Other	82
		Allowance	(8)

Total mortgage loans on real estate	$10,475	Total mortgage loans on real estate	$10,475

The aggregate mortgages outstanding to any one borrower do not exceed $260 million.

During 2016, the respective maximum and minimum lending rates for mortgage loans issued were 0.00% and 0.00% for agricultural loans and 5.51% and 2.80% for commercial loans. The Company issued no purchase money mortgages in 2016 and 2015. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2016, 2015 and 2014, respectively. The average recorded investment in impaired loans was $25 million, $34 million, and $41 million at December 31, 2016, 2015 and 2014, respectively. The Company recognized $1 million, $2 million, and $3 million of interest income during the period the loans were impaired for the years ended December 31, 2016, 2015 and 2014, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2016	2015

	(in millions)
AAA	$232	$345
AA	2,678	1,974
A	5,555	4,685
BBB	3,037	3,251
BB	111	177
B and lower and unrated	18	43

Total	$11,631	$10,475

Affiliate Transactions

In 2015, the Company sold certain mortgages to an affiliate, JHNY. These mortgages had a book value of $67 million and fair value of $73 million at the date of the transaction. The Company recognized $5 million in pre-tax realized gains before transfer to the IMR.

In 2015, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $2 million and fair value of $2 million at the date of the transaction. The Company recognized $0 million in pre-tax realized gains before transfer to the IMR.

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2016	2015

	(in millions)
Properties occupied by the company	$392	$381
Properties held for the production of income	6,150	7,178
Properties held for sale	395	-
Less accumulated depreciation	(689)	(773)

Total	$6,248	$6,786

The Company recorded $38 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2016, 2015 and 2014, respectively.

On May 20, 2016, the Company entered into an arrangement to sell three real estate properties to Manulife U.S. Real Estate Investment Trust (“REIT”) for $777 million. These properties had a book value of $524 million and fair value of $769

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

million. Approximately 62% of the $245 million gain from operations was ceded to an affiliate reinsurer. The Company recognized an after-tax gain, after reinsurance of $60 million.

On December 12, 2014, the Company entered into an arrangement with Allianz to co-invest up to $1 billion in the U.S. real estate market. As part of this arrangement, the Company sold 100% of certain real estate holding to an unaffiliated joint venture limited partnership (“LP”) in return for cash and a 20% equity interest in the LP. These properties had a book value of $343 million and fair value of $545 million, which resulted in a gain to operations of $161 million (after 20% deferral of realized gain). The Company provides the LP with property management services and through a wholly-owned subsidiary provides the LP with asset management services.

Affiliate Transactions

In 2014, JHUSA acquired, at fair value, real estate from an affiliate, JHNY, for approximately $33 million.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2016 and 2015.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $99 million, $120 million, and $3 million of impairments on partnerships and LLCs during the years ended December 31, 2016, 2015 and 2014, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2016 or 2015.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (LTV), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2016 and 2015, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”) whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2016.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as non-cash collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2016 and 2015.

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2016	2015	2014

	(in millions)
Income:
Bonds	$2,232	$2,231	$2,378
Preferred stocks	-	-	2
Common stocks	225	372	76
Mortgage loans on real estate	609	670	738
Real estate	762	722	669
Policy loans	167	190	287
Cash, cash equivalents and short-term investments	18	8	7
Other invested assets	506	466	464
Derivatives	594	520	452
Other income	30	27	23

Total investment income	5,143	5,206	5,096
Expenses
Investment expenses	(529)	(533)	(516)
Investment taxes, licenses and fees, excluding federal income taxes	(94)	(84)	(85)
Investment interest expense	(82)	(84)	(91)
Depreciation on real estate and other invested assets	(130)	(118)	(107)

Total investment expenses	(835)	(819)	(799)

Net investment income	$4,308	$4,387	$4,297

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2016	2015	2014

	(in millions)
Realized capital gains (losses)	$(494)	$965	$431
Less amount transferred to the IMR (net of related tax benefit (expense) of $31 in 2016, $(138) in 2015, and $(66) in 2014)	(57)	256	123

Realized capital gains (losses) before tax	(437)	709	308
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	496	493	382

Net realized capital gains (losses)	$(933)	$216	$(74)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, pre-payable interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options that are exchange-traded in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”) or the purchase of credit default swap index (“CDX”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

A CDX is similar to a CDS in that it is a credit derivative used to hedge credit risk; however, it uses a basket of credit entities or indexes rather than a single reference entity or index. CDX is a standardized credit security and it is cleared through a clearing house.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2016
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$2,982	$-	$-	$398	$177
	Foreign currency swaps	63	1	8	-	16

Cash flow hedges	Interest rate swaps	9,443	-	-	1,164	282
	Foreign currency swaps	1,550	143	79	375	316
	Foreign currency forwards	209	-	-	-	17
	Equity total return swaps	33	-	-	11	-

Total Derivatives in Effective Hedge Accounting Relationships		$14,280	$144	$87	$1,948	$808

Other Hedging Relationships
	Interest rate swaps	$122,946	$9,855	$4,808	$9,855	$4,808
	Interest rate treasury locks	10,579	243	467	243	467
	Interest rate options	6,994	280	-	280	-
	Interest rate futures	-	-	-	-	-
	Foreign currency swaps	322	78	5	78	5
	Foreign currency forwards	77	8	-	8	-
	Foreign currency futures	-	-	-	-	-
	Equity total return swaps	140	10	3	10	3
	Equity index options	3,428	232	-	232	-
	Equity index futures	-	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$144,486	$10,706	$5,283	$10,706	$5,283

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$86	$115
	Credit default swaps	65	1	-	1	-

Total Derivatives in Replication Synthetic Asset Transactions		$3,200	$1	$-	$87	$115

Total Derivatives		$161,966	$10,851	$5,370	$12,741	$6,206

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2015
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$3,553	$-	$-	$457	$256
	Foreign currency swaps	142	10	7	1	24

Cash flow hedges	Interest rate swaps	10,358	-	-	1,516	267
	Foreign currency swaps	1,571	168	93	420	339
	Foreign currency forwards	288	-	-	-	31
	Equity total return swaps	26	-	-	-	1

Total Derivatives in Effective Hedge Accounting Relationships		$15,938	$178	$100	$2,394	$918

Other Hedging Relationships
	Interest rate swaps	$149,942	$10,043	$5,770	$10,043	$5,770
	Interest rate treasury locks	8,429	364	153	364	153
	Interest rate options	4,253	144	-	144	-
	Interest rate futures	4,656	-	-	-	-
	Foreign currency swaps	972	123	62	123	62
	Foreign currency forwards	73	8	-	8	-
	Foreign currency futures	1,842	-	-	-	-
	Equity total return swaps	131	2	1	2	1
	Equity index options	2,878	138	8	138	8
	Equity index futures	9,169	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$182,345	$10,822	$5,994	$10,822	$5,994

Replication Synthetic Asset Transactions
	Interest rate swaps	$2,385	$-	$-	$90	$13
	Credit default swaps	295	1	-	3	-

Total Derivatives in Replication Synthetic Asset Transactions		$2,680	$1	$-	$93	$13

Total Derivatives		$200,963	$11,001	$6,094	$13,309	$6,925

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2016, 2015 and 2014, respectively, the Company recorded unrealized gains (losses) of $436 million, ($33) million, and $1,215 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2016, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 30 years.

Derivatives Not Designated as Hedging Instruments in Effective Hedge Accounting or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2016, 2015 and 2014 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$773	$367	$2,043
Interest rate treasury locks	(435)	(728)	1,323
Interest rate options	(8)	16	67
Foreign currency swaps	(31)	-	(5)
Foreign currency forwards	-	5	4
Equity total return swaps	(4)	2	-
Equity index options	68	(76)	(23)
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$363	$(414)	$3,409

Net realized capital gain (loss):
Interest rate swaps	$(490)	$(495)	$(178)
Interest rate treasury locks	342	446	157
Interest rate options	-	-	-
Interest rate futures	(23)	(25)	(141)
Foreign currency swaps	3	4	18
Foreign currency forwards	24	26	1
Foreign currency futures	94	99	165
Equity total return swaps	(9)	11	24
Equity index options	(98)	(18)	5
Equity index futures	(1,007)	(42)	(692)
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net realized capital gain (loss)	$(1,164)	$6	$(641)

Total gain (loss) from derivatives in other hedging relationships	$(801)	$(408)	$2,768

The Company also deferred net realized gains (losses) of ($526) million, ($495) million, and ($192) million (including ($490) million, ($495) million, and ($174) million of losses for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2016, 2015 and 2014, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. In addition, the Company replicates the exposure of a basket of entities using CDX with complementary cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2016 and 2015, respectively

	December 31, 2016			December 31, 2015

	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate debt
AAA	$10	$-	2	$35	$-	1
AA	10	-	1	95	1	1
A	45	1	1	165	2	1
BBB	-	-	-	-	-	-

Total CDS protection sold	$65	$1		$295	$3

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company holds no purchased credit protection at December 31, 2016 and 2015. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 1 year.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2016 and 2015, the Company accepted collateral consisting of cash of $1,907 million and $1,640 million, and various securities with a fair value of $4,656 million and $5,014 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which was recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2016 and 2015, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $315 million and $397 million, respectively.

The Company has entered into equity total return swap agreements with MLI which are recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2016, the equity total return swap agreements with MLI had a fair value of $16 million.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds — For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate — The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments — The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans — These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves — Policy reserves consists of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds — Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Effective December 31, 2016, fair value disclosure is no longer required for those balances that can be withdrawn by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 — Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 — Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and derivative assets and liabilities.

•

Level 3 — Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2016
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$17	$17	$-	$-	$17
Loan-backed and structured securities	7	7	-	-	7

Total bonds with NAIC 6 rating	24	24	-	-	24
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	1,063	1,063	894	-	169

Total common stocks	1,063	1,063	894	-	169
Derivatives:
Interest rate swaps	9,855	9,855	-	9,855	-
Interest rate treasury locks	243	243	-	1	242
Interest rate options	280	280	-	108	172
Interest rate futures	-	-	-	-	-
Foreign currency swaps	78	78	-	78	-
Foreign currency forwards	8	8	-	8	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	10	10	-	-	10
Equity index options	232	232	-	97	135
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	10,706	10,706	-	10,147	559
Assets held in separate accounts	131,147	131,147	125,847	3,404	1,896

Total assets	$142,940	$142,940	$126,741	$13,551	$2,648

Liabilities:
Derivatives:
Interest rate swaps	$4,808	$4,808	$-	$4,773	$35
Interest rate treasury locks	467	467	-	32	435
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	5	5	-	5	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	3	3	-	-	3
Equity index options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,283	5,283	-	4,810	473
Liabilities held in separate accounts	131,147	131,147	125,847	3,404	1,896

Total liabilities	$136,430	$136,430	$125,847	$8,214	$2,369

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	December 31, 2015
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$29	$29	$-	$-	$29
Loan-backed and structured securities	7	7	-	-	7

Total bonds with NAIC 6 rating	36	36	-	-	36
Preferred stocks:
Industrial and misc	-	-	-	-	-

Total preferred stocks	-	-	-	-	-
Common stocks:
Industrial and misc	658	658	548	-	110

Total common stocks	658	658	548	-	110
Derivatives:
Interest rate swaps	10,043	10,043	-	10,043	-
Interest rate treasury locks	364	364	-	-	364
Interest rate options	144	144	-	-	144
Interest rate futures	-	-	-	-	-
Foreign currency swaps	123	123	-	123	-
Foreign currency forwards	8	8	-	8	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	2	2	-	-	2
Equity index options	138	138	-	36	102
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	10,822	10,822	-	10,210	612
Assets held in separate accounts	129,725	129,725	124,290	3,470	1,965

Total assets	$141,241	$141,241	$124,838	$13,680	$2,723

Liabilities:
Derivatives:
Interest rate swaps	$5,770	$5,770	$-	$5,700	$70
Interest rate treasury locks	153	153	-	-	153
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	62	62	-	62	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	1	1	-	-	1
Equity index options	8	8	-	8	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-

Total derivatives	5,994	5,994	-	5,770	224
Liabilities held in separate accounts	129,725	129,725	124,290	3,470	1,965

Total liabilities	$135,719	$135,719	$124,290	$9,240	$2,189

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2016
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3
	(in millions)
Assets:
Bonds (1)	$45,207	$46,015	$-	$42,245	$3,770
Preferred stocks	25	40	-	-	40
Mortgage loans on real estate	11,631	12,391	-	-	12,391
Cash, cash equivalents and short term investments	3,879	3,879	2,509	1,370	-
Policy loans	2,722	2,722	-	2,722	-
Derivatives in effective hedge accounting and RSAT relationships	145	2,035	-	2,023	12

Total assets	$63,609	$67,082	$2,509	$48,360	$16,213

Liabilities:
Consumer notes	$201	$228	$-	$-	$228
Borrowed money	160	160	-	160	-
Policy reserves	1,455	1,439	-	-	1,439
Policyholders’ and beneficiaries funds	965	1,151	-	1,151	-
Derivatives in effective hedge accounting and RSAT relationships	87	923	-	760	163

Total liabilities	$2,868	$3,901	$-	$2,071	$1,830

	December 31, 2015
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$44,427	$44,595	$-	$40,866	$3,729
Preferred stocks	23	34	-	-	34
Mortgage loans on real estate	10,475	11,213	-	-	11,213
Cash, cash equivalents and short term investments	4,528	4,528	2,059	2,469	-
Policy loans	3,718	3,718	-	3,718	-
Derivatives in effective hedge accounting and RSAT relationships	179	2,487	-	2,484	3

Total assets	$63,350	$66,575	$2,059	$49,537	$14,979

Liabilities:
Consumer notes	$265	$289	$-	$-	$289
Borrowed money	160	160	-	160	-
Policy reserves	1,553	1,533	-	-	1,533
Policyholders’ and beneficiaries funds	2,685	2,850	-	1,151	1,699
Derivatives in effective hedge accounting and RSAT relationships	100	931	-	664	267

Total liabilities	$4,763	$5,763	$-	$1,975	$3,788

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $ 2,316 million and $ 2,319 million at December 31, 2016 and 2015, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2016 and 2015, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2016 and 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2016, 2015 and 2014, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2016	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2016

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$29	$1	$(1)	$-	$1	$-	$(17)	$-	$4	$-	$17
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(1)	-	-	-	7

Total bonds with NAIC 6 rating	36	2	(1)	-	1	-	(18)	-	4	-	24
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	110	(1)	37	-	25	-	(2)	-	-	-	169

Total common stocks	110	(1)	37	-	25	-	(2)	-	-	-	169
Net derivatives	388	-	(407)	-	152	-	-	-	-	(47)	86
Separate account assets/liabilities	1,965	84	-	-	46	-	(234)	-	11	24	1,896

Total	$2,499	$85	$(371)	$-	$224	$-	$(254)	$-	$15	$(23)	$2,175

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2015	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2015

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$-	$(4)	$(1)	$-	$2	$-	$(2)	$-	$41	$(7)	$29
Impaired mortgage-backed and asset-backed securities	21	(3)	3	-	-	-	(24)	-	15	(5)	7

Total bonds with NAIC 6 rating	21	(7)	2	-	2	-	(26)	-	56	(12)	36
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	98	(2)	8	-	7	-	(3)	-	2	-	110

Total common stocks	98	(2)	8	-	7	-	(3)	-	2	-	110
Net derivatives	1,050	-	(614)	-	27	-	-	-	-	(75)	388
Separate account assets/liabilities	2,338	189	-	-	27	-	(593)	-	4	-	1,965

Total	$3,507	$180	$(604)	$-	$63	$-	$(622)	$-	$62	$(87)	$2,499

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2014	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2014

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$26	$-	$(3)	$-	$-	$-	$-	$-	$-	$(23)	$-
Impaired mortgage-backed and asset-backed securities	34	-	1	-	-	-	-	-	11	(25)	21

Total bonds with NAIC 6 rating	60	-	(2)	-	-	-	-	-	11	(48)	21
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	86	-	(1)	-	14	-	(1)	-	-	-	98

Total common stocks	86	-	(1)	-	14	-	(1)	-	-	-	98
Net derivatives	(114)	26	1,088	-	72	-	(25)	-	41	(38)	1,050
Separate account assets/liabilities	2,221	162	-	-	68	-	(270)	-	163	(6)	2,338

Total	$2,253	$188	$1,085	$-	$154	$-	$(296)	$-	$215	$(92)	$3,507

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION

DECEMBER 31, 2016

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums earned
Direct	$19,809	$20,189	$19,525
Assumed	872	1,867	792
Ceded	(7,454)	(5,733)	(7,579)

Net	$13,227	$16,323	$12,738

Benefits to policyholders ceded	$(15,271)	$(16,713)	$(18,500)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2016, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2016, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2016, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $1,922 million.

The Company has not entered into any reinsurance transactions within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation.

Non-Affiliated Reinsurance

The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

8. Reinsurance - (continued)

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with New York Life (“NYL”) to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk. The transactions included the transfer to NYL of $8,916 million of invested assets and $5,282 million in net policy liabilities. In addition, the Company recognized approximately $3,698 million of FWH assets. The transactions resulted in a pre-tax loss of $70 million, including a ceding commission paid of $263 million, and an increase in surplus of $281 million, net of tax, which was deferred and amortized over a period of approximately 20 years.

The table below consists of the impact of the NYL Agreements:

	Year ended December 31,
	2016	2015
	(in millions)
Premiums ceded	$(264)	$(8,180)
Premiums assumed	106	3,272
Benefits ceded	(615)	(314)
Benefits assumed	246	126
Other reinsurance receivable (payable)	(2)	362
Funds held by or deposited with reinsured companies	3,483	3,655

In conjunction with the NYL Agreements, the existing 100% coinsurance FWH agreement which retrocedes the JHLICO Closed Block New York business back to the Company from JHNY was recaptured. The recapture resulted in a decrease in FWH assets of $1,919 million, a net decrease in policy assets and liabilities of $1,918 million, and an increase in surplus of $96 million. In addition, the 90% modified coinsurance FWH treaty with MRBL was also recaptured. The recapture resulted in a decrease in assets of $1,000 million, an increase in net policy liabilities of $1,266 million and a decrease in surplus of $173 million, net of tax. The recaptures were necessary to complete the NYL Agreements, because the policies under these agreements are the same policies at risk under the NYL Agreements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

8. Reinsurance - (continued)

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums ceded, net	$(183)	$(2,231)	$(192)
Benefits ceded, net	(427)	(436)	(394)
Funds held by or deposited with reinsured companies	-	-	1,952
Other reinsurance receivable	41	60	86
Other amounts payable on reinsurance	9	1	10
Treaty settlement received (paid)*	246	527	449
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to participating traditional life insurance policies was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance FWH agreement. JHNY retained the invested assets supporting this block of business. As previously noted, the coinsurance FWH agreement was recaptured effective July 1, 2015. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from the Company to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from the Company to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from the Company to JHNY under a coinsurance agreement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums ceded	$(517)	$(530)	$(546)
Benefits ceded	(836)	(756)	(759)
Other amounts payable on reinsurance	24	25	58
Funds withheld from unauthorized reinsurers	7,236	7,544	7,409
Treaty settlement received (paid)*	(594)	(468)	(489)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company reinsures a large portion of the Long Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results. The Company also reinsures a portion of the risk related to certain annuity policies. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. These reinsurance agreements have no impact on the parent company’s financial statements as it reports its risks on a consolidated basis. Reserve credits taken were $8,320 million and $7,513 million at December 31, 2016 and 2015, respectively. Total amount of collateral was $8,631 million, and $8,916 million at December 31, 2016 and 2015, respectively.

A description of the nature of the collateral (funds withheld by the reporting entity, assets placed in trust for the benefit of the captive, Letters of Credit, etc.), if applicable, as well as a tabular presentation of the value of all assets held by or on behalf of the captive reinsurer that back the long term care liabilities (including capital) are summarized below:

JHRECO currently holds assets in trust under a trust agreement effective December 4, 2008. As of December 31, 2016 and 2015, the market values of trust balances by asset class supporting the LTC JHRECO agreement are as follows:

	December 31, 2016	December 31, 2015

	(in millions)
Bonds(1)	$1,637	$1,641
Cash and Short-Term Securities	7	6

Total Market Value	$1,644	$1,647

As of December 31, 2016 and 2015, the market values of bonds by NAIC designation are as follows:

	December 31, 2016	December 31, 2015

	(in millions)
NAIC Designation 1	$1,594	$1,641
NAIC Designation 2	43	-

Total Bonds at Market Value	$1,637	$1,641

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

8. Reinsurance - (continued)

If needed for reserves credits, JHRECO is obligated to provide a letter of credit that conforms to Michigan regulatory requirements. The total of the letter of credit and other collateral must equal or exceed the reserve credit taken by JHUSA. The letter of credit required and held is calculated as the amount of ceded reserves less the amount of funds withheld and trust assets. As of December 31, 2016 and 2015, a letter of credit was not needed.

	December 31, 2016	December 31, 2015

	(in millions)
Funds Withheld	$6,987	$7,269
Trust Assets	1,644	1,647
Letter of Credit	-	-

Total Value of Collateral	$8,631	$8,916

Bermuda has local capital requirements, however since JHRECO’s parent company is regulated on a global basis by OSFI, the Company monitors JHRECO on a Canadian IFRS (“CIFRS”) / Minimum Continuing Capital and Surplus Requirements (“MCCSR”) basis, in addition to the local requirements. The available and required capital in the table below represent the capital position on an MCCSR basis.

	December 31, 2016	December 31, 2015

	(in millions)
Available Capital	$824	$1,235
Required Capital	$610	$577
MCCSR Ratio	135%	214%

JHUSA’s Authorized Control Level (“ACL”) Risk Based capital impact on recapture of the LTC reinsurance agreement at December 31, 2016 and 2015 is as follows:

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2016	$8,678	$1,071	810%
Impact of JHRECO LTC Recapture	880	181	-47%

Capital Gross of JHRECO LTC Cession	$9,558	$1,252	763%

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2015	$7,662	$966	794%
Impact of JHRECO LTC Recapture	1,141	164	-14%

Capital Gross of JHRECO LTC Cession	$8,803	$1,130	780%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums ceded	$(3,978)	$5,332	$(4,599)
Benefits ceded	(10,494)	(12,125)	(14,303)
Other reinsurance receivable	-	-	40
Other amounts payable on reinsurance	605	351	837
Funds withheld from unauthorized reinsurers	227	240	1,251
Treaty settlement received (paid)*	(142)	(712)	(2,080)
*	Treaty settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $2,434 million and $2,992 million as a coinsurance reserve and JHUSA holds $185 million and $325 million as a modified coinsurance reserve at December 31, 2016 and 2015, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to AG43. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $0 million and $0 million at December 31, 2016 and 2015, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

8. Reinsurance - (continued)

Prior to the previously noted transactions with NYL, the Company reinsured 90% of the non-reinsured risk of the JHLICO closed block. The reinsurance agreement was written on a modified coinsurance basis where the related financial assets remain invested with the Company. As the reinsurance agreement did not subject the reinsurer to the reasonable possibility of significant loss, it was classified as structured reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Statements of Operations. This reinsurance agreement was recaptured effective July 1, 2015.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums ceded	$(298)	$(392)	$(338)
Benefits ceded	(468)	(448)	(298)
Other reinsurance receivable	5	36	82
Funds withheld from unauthorized reinsurers	-	-	213
Treaty settlement received (paid)*	(74)	14	(97)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further UL and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, JHLH:

	Years ended December 31,
	2016	2015	2014

	(in millions)
Premiums ceded	$(28)	$(28)	$(26)
Premiums assumed	241	-	-
Benefits ceded	(10)	(10)	(11)
Benefits assumed	8	-	-
Other reinsurance receivable	1	-	3
Funds withheld from unauthorized reinsurers	3	5	7
Treaty settlement received (paid)*	7	20	20
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies. The transaction included the transfer from JHLH of $282 million of invested assets and $241 million in net policy liabilities. The transaction resulted in a pre-tax gain and ceding commission received of $36 million and an increase in surplus of $52 million, net of tax.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2016
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$2,827	$128	$2,955
(b) Statutory valuation allowance adjustments	121	-	121

(c) Adjusted gross deferred tax assets (a - b)	2,706	128	2,834
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	2,706	128	2,834
(f) Deferred tax liabilities	2,580	77	2,657

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$126	$51	$177

	December 31, 2015
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$4,114	$383	$4,497
(b) Statutory valuation allowance adjustments	50	-	50

(c) Adjusted gross deferred tax assets (a - b)	4,064	383	4,447
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	4,064	383	4,447
(f) Deferred tax liabilities	4,639	195	4,834

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(575)	$188	$(387)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
(a) Gross deferred tax assets	$(1,287)	$(255)	$(1,542)
(b) Statutory valuation allowance adjustments	71	-	71

(c) Adjusted gross deferred tax assets (a - b)	(1,358)	(255)	(1,613)
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	(1,358)	(255)	(1,613)
(f) Deferred tax liabilities	(2,059)	(118)	(2,177)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$701	$(137)	$564

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million for the year ended December 31, 2016. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2016
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	774	120	894
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	1,502	120	1,622
2. Adjusted gross deferred tax assets allowed per limitation threshold.	774	120	894
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,932	8	1,940

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$2,706	$128	$2,834

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

	December 31, 2015
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	546	268	814
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	1,162	268	1,430
2. Adjusted \gross deferred tax assets allowed per limitation threshold.	546	268	814
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	3,518	115	3,633

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$4,064	$383	$4,447

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	228	(148)	80
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	340	(148)	192
2. Adjusted gross deferred tax assets allowed per limitation threshold.	228	(148)	80
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(1,586)	(108)	(1,694)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(1,358)	$(256)	$(1,614)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

	2016	2015

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	794%	793%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$5,959	$5,426

Impact of tax planning strategies is as follows:

	December 31, 2016
	(1)	(2)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$2,706	$128
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$2,706	$128
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2015
	(3)	(4)
	Ordinary	Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$4,064	$383
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$4,064	$383
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

	Change
	(5) (Col 1 - 3) Ordinary	(6) (Col 2 - 4) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$ (1,358)	$ (255)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$ (1,358)	$ (255)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
	2016	2015	(Col 1 - 2) Change

	(in millions)
1. Current income tax
(a) Federal	$(121)	$ (778)	$657
(b) Foreign	-	-	-

(c) Subtotal	(121)	(778)	657
(d) Federal income tax on net capital gains	496	493	3
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$375	$ (285)	$660

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1)	(2)	(3)
	2016	2015	(Col 1 - 2) Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$ -
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	906	1,011	(105)
(4) Investments	257	157	100
(5) Deferred acquisition costs	550	506	44
(6) Policyholder dividends accrual	84	68	16
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	44	37	7
(9) Pension accrual	-	-	-
(10) Receivables - nonadmitted	71	67	4
(11) Net operating loss carryforward	199	1,276	(1,077)
(12) Tax credit carry-forward	684	898	(214)
(13) Other (including items <5% of total ordinary tax assets)	32	94	(62)

(99) Subtotal	$2,827	$4,114	$ (1,287)

(b) Statutory valuation allowance adjustment	121	50	71
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$2,706	$4,064	$ (1,358)

(e) Capital:
(1) Investments	$128	$383	$ (255)
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$128	$383	$ (255)

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$128	$383	$ (255)
(i) Admitted deferred tax assets (2(d)+2(h))	$2,834	$4,447	$ (1,613)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$2,170	$4,146	$ (1,976)
(2) Fixed assets	-	-	-
(3) Deferred and uncollected premium	89	119	(30)
(4) Policyholder reserves	-	-	-
(5) Other (including items <5% of total ordinary tax liabilities)	321	374	(53)

(99) Subtotal	$2,580	$4,639	$ (2,059)
(b) Capital:
(1) Investments	$42	$155	$ (113)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	35	40	(5)

(99) Subtotal	$77	$195	$ (118)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$2,657	$4,834	$ (2,177)

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$177	$(387)	$ 564

The change in net deferred income taxes is comprised of the following:

	December 31,
	2016	2015	Change

	(in millions)

Total deferred tax assets	$2,834	$4,447	$(1,613)
Total deferred tax liabilities	2,657	4,834	(2,177)

Net deferred tax assets (liabilities)	$177	$(387)	$564

Tax effect of unrealized gains and losses			(226)
Tax effect of unrealized foreign exchange gains (losses)			(27)
Other			7

Change in net deferred income taxes			$810

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2016	2015	2014

	(in millions)
Ordinary provisions computed at statutory rate	$294	$(105)	$(1,087)
Net realized capital gains (losses) before IMR at statutory rate	(173)	335	151
Change in nonadmitted assets	-	-	-
Reinsurance	(47)	35	(91)
Valuation allowance	71	-	-
Tax-exempt income	(16)	(6)	(16)
Nondeductible expenses	(1)	-	1
Foreign tax expense gross up	8	9	9
Amortization of IMR	(78)	(128)	(62)
Tax recorded in surplus	(4)	37	15
Dividend received deduction	(183)	(230)	(129)
Investment in subsidiaries	(25)	(28)	(32)
Prior year adjustment	(54)	(21)	(23)
Tax credits	(26)	(42)	(52)
Change in tax reserve	(200)	18	11
Pension	-	-	-
Other	(1)	(1)	(2)

Total	$(435)	$(127)	$(1,307)

Federal and foreign income taxes incurred	$(121)	$(778)	$(716)
Capital gains tax	496	493	382
Change in net deferred income taxes	(810)	158	(973)

Total statutory income tax expense (benefit)	$(435)	$(127)	$(1,307)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

As of December 31, 2016, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millions)
Net operating losses	2008	2023	$-
	2009	2024	-
	2010	2025	-
	2013	2028	-
	2014	2029	568
	2015	2030	-
	2016	2031	-

			$568

Affordable housing tax credits	2001	2021	$1
	2002	2022	1
	2003	2023	1
	2004	2024	1
	2005	2025	1
	2006	2026	2
	2007	2027	4
	2008	2028	5
	2009	2029	5
	2010	2030	35
	2011	2031	25
	2012	2032	18
	2013	2033	16
	2014	2034	25
	2015	2035	16
	2016	2036	3

			$159

Foreign tax credits	2005	2015	$-
	2006	2016	9
	2007	2017	14
	2008	2018	13
	2009	2019	10
	2010	2020	9
	2011	2021	28
	2012	2022	28
	2013	2023	27
	2014	2024	30
	2015	2025	24
	2016	2026	23

			$215

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

Alternative minimum tax credits	2000		$3
	2003		7
	2004		1
	2008		2
	2009		8
	2016		162

			$183

Renewable energy credits	2013	2033	$2
	2014	2034	2
	2015	2035	2

			$6

Other credits	2016	2036	$1

			$1

There are no federal income taxes incurred available for recoupment in the event of future net losses for 2016, 2015 and 2014 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Agency Inc.
Farmland Management Services, Inc.	John Hancock Insurance Company of Vermont
Guide Financial, Inc.	John Hancock Leasing Corp.
Hancock Farmland Services, Inc.	John Hancock Life Insurance Company of New York
Hancock Forest Management Inc.	John Hancock Life & Health Insurance Company
Hancock Natural Resource Group Inc.	John Hancock Realty Advisors Inc.
Hancock Venture Partners Inc.	John Hancock Realty Mgt. Inc.
Hancock Venture Partners Inc. Russia	John Hancock Signature Services Inc.
HVP-Special Purpose Sub I Inc.	John Hancock Natural Resource Corp.
HVP-Special Purpose Sub II Inc.	Manulife Reinsurance (Bermuda) Limited
JH California Real Estate Holdings, Inc.	Manulife Reinsurance Limited
JH Illinois Real Estate Holdings, Inc.	Manulife Service Corporation
JH Networking Insurance Agency Inc.	MCC Asset Management Inc.
JHFS One Corp.	PT Timber Inc.
John Hancock Assignment Company	Signator Insurance Agency Inc.
John Hancock Capital Growth Management Inc.	Signator Investors Inc.
John Hancock Energy Resources Mgt. Inc.	The Manufacturers Investment Corporation
John Hancock Financial Network Inc.	Transamerica Fund Distributors Inc.
John Hancock Financial Corporation	Transamerica Fund Management Company

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

9. Federal Income Taxes - (continued)

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from (payable to) affiliates are ($193) million and $130 million at December 31, 2016 and 2015, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2009. On March 30, 2016, the Company and the IRS finalized an agreement for tax years 2002-2009. The agreement applies the U.S. Tax Court’s opinion on the Company’s tax treatment of certain leveraged lease investments pertaining to tax years 1997-2001. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

In December 2016, the Company received and signed an IRS Revenue Agent Report for tax years 2010-2013. Tax years 2014 and forward are open under the statute of limitations.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2016	2015

	(in millions)
Balance at beginning of year	$1,967	$2,002
Additions based on tax positions related to the current year	14	40
Payments	(1,535)	-
Additions for tax positions of prior years	28	41
Reductions for tax positions of prior years	(437)	(116)

Balance at end of year	$37	$1,967

Included in the balances as of December 31, 2016 and 2015, are $37 million and $172 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2016 and 2015, are $0 million and $1,796 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s decrease in the liability in 2016 for unrecognized tax benefits is the result of the Company and the IRS finalizing an agreement on the treatment of certain leveraged lease investments.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $177 million, $0 million, and $9 million of interest benefit for the years ended December 31, 2016, 2015 and 2014, respectively. The Company had approximately $27 million and $202 million accrued for interest as of December 31, 2016 and 2015, respectively. The Company did not recognize any material penalties for the years ended December 31, 2016, 2015 and 2014.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

10. Capital and Surplus - (continued)

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. The Company paid no dividends for the year ended December 31, 2016. For the years ended December 31, 2015 and 2014, the Company paid a dividend to its parent company MIC of $210 million and $500 million, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2016 and 2015, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level.

The Company has surplus notes described below in the amount of $585 million. During 2016, $405 million was repaid. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2016, 2015 and 2014. Total interest paid through December 31, 2016 was $747 million.

Pursuant to two subordinated surplus notes dated September 30, 2008, the Company borrowed the respective amount of $295 million and $110 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7% per annum and is payable semi-annually. The notes mature on March 31, 2033. The combined interest expense on the notes was $31 million, and $29 million, and $29 million for years ended December 31, 2016, 2015 and 2014. Total interest paid through November 1, 2016 was $232 million. The surplus notes were repaid on November 1, 2016.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month LIBOR plus 125 basis points and is payable semi-annually. The note which was to have matured on December 15, 2016 was extended to December 14, 2021. Interest expense was $3 million, $2 million, and $2 million for the years ended December 31, 2016, 2015 and 2014, respectively. Total interest paid through December 31, 2016 was $16 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $329 million, $377 million, and $398 million, respectively, for the years ended December 31, 2016, 2015 and 2014.

The Company has Administrative Service Agreements with its subsidiaries whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

11. Related Party Transactions - (continued)

total average daily net assets. The amounts earned under the agreements were $811 million, $760 million, and $618 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2016, 2015 and 2014, respectively, the Company received dividends of $34 million, $36 million, and $43 million from John Hancock Investment Management Services LLC, $71 million, $81 million, and $90 million from JHD, $0 million, $0 million, $0 million from JHNY, $0 million, $70 million, and $0 million from JHLH, $214 million, $289 million, and $72 million from John Hancock Subsidiaries, LLC (JHS) and $19 million, $0 million, and $0 million from John Hancock Partnership Holdings I and II. These dividends are included in the Company’s net investment income.

During 2016 and 2015, the Company made a capital contribution of $75 million and $348 million to JHS in exchange for one share of its common stock, respectively.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2016 and 2015, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

11. Related Party Transactions - (continued)

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2016	2015

	(In millions)
The Manufacturers Investment Corporation	$49	$49
John Hancock Financial Corporation	119	138
Manulife Reinsurance Limited	14	44
Manulife Reinsurance (Bermuda) Ltd.	153	167
John Hancock Life & Health Insurance Company	84	30
John Hancock Life Insurance Company Vermont	33	33
John Hancock Reassurance Company, Ltd.	88	126
John Hancock Life Insurance Company New York	263	473
John Hancock Investment Management Services LLC	22	28
John Hancock Subsidiaries LLC	64	45
John Hancock Insurance Agency, Inc.	8	12
Essex Corporation	-	-
Hancock Venture Partners, Inc.	-	-
JH Signature Services Inc.	6	7
JH Partnership Holdings I, II LP	3	4
John Hancock Energy Resources Management, Inc.	1	-
John Hancock Real Estate Finance	-	-
John Hancock Realty Advisors	3	4
JH Advisors LLC	56	84
Manulife Asset Management (US) LLC	58	66
Hancock Capital Investment Management LLC	10	10
John Hancock RPS, LLC	5	36
The Berkeley Financial Group, LLC	1	4
Manulife Holdings (USA), LLC	-	-
Signator Insurance Agency, Inc.	4	14
JH Networking Insurance Agency, Inc.	2	6
John Hancock Administrative Services LLC	-	-
John Hancock Financial Network, Inc.	11	-
Hancock Natural Resource Group, Inc.	23	50
Hancock Forest Management, Inc.	5	6
John Hancock Personal Financial Services, LLC	-	1

Total	$1,085	$1,437

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

11. Related Party Transactions - (continued)

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Please refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $685 million, purchase other invested assets of $2,179 million, purchase real estate of $235 million, and issue agricultural and commercial mortgages of $0 million at December 31, 2016. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 43% of these commitments expire in 2017.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

Non-cancelable Operating Leases
(in millions)
2017	$16
2018	12
2019	11
2020	11
2021	8
Thereafter	355

Total	$413

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

12. Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

Contingencies: The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion effectively ruling in the government’s favor in the litigation between John Hancock and the IRS involving the tax treatment of John Hancock’s investment in certain leveraged leases. On March 30, 2016, the Company and the IRS finalized an agreement determining the impact of the decision on tax years subsequent to the years that were decided by the Court. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

Two putative class actions against the Company are pending, one in New York and one in California, in which claims are made that the Company breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations. The Company believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies and intends to vigorously defend these actions. Both cases are in the discovery stage and it is premature to attempt to predict any outcome or range of outcomes for these matters.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

13. Annuity Actuarial Reserves

The Company’s annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2016
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$675	$474	$1,733	$2,882	2%
At book value less current surrender charge of 5% or more	3	-	-	3	0%
At fair value	-	-	115,422	115,422	83%

Total with adjustment or at fair value	678	474	117,155	118,307	85%
At book value without adjustment (minimal or no charge or adjustment)	5,701	-	-	5,701	4%
Not subject to discretionary withdrawal	14,848	640	146	15,634	11%

Total (gross)	21,227	1,114	117,301	139,642	100%

Reinsurance ceded	4,893	-	-	4,893

Total (net)	$16,334	$1,114	$117,301	$134,749

	December 31, 2015
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$769	$503	$1,793	$3,065	2%
At book value less current surrender charge of 5% or more	5	-	-	5	0%
At fair value	-	-	114,302	114,302	82%

Total with adjustment or at fair value	774	503	116,095	117,372	84%
At book value without adjustment (minimal or no charge or adjustment)	7,165	-	-	7,165	5%
Not subject to discretionary withdrawal	15,068	686	134	15,888	11%

Total (gross)	23,007	1,189	116,229	140,425	100%

Reinsurance ceded	4,904	-	-	4,904

Total (net)	$18,103	$1,189	$116,229	$135,521

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guarantee and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

14. Separate Accounts - (continued)

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
	2016	2015	2016	2015

	(in millions)
Group Annuity Contracts (401K)	$78,915	$75,437	$-	$-
Variable and Fixed Annuities	35,077	37,422	25	27
Life insurance	12,516	12,067	-	-
Fixed Products — Institutional and stable value fund	2,566	2,611	-	-
Fixed Products — Retail	27	22	452	472
Investments — Funds	1,569	1,667	-	-

Total	$130,670	$129,226	$477	$499

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees are as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

(in millions)
2016	$ 231	$ 89
2015	$ 241	$ 59
2014	$ 252	$ 74
2013	$ 263	$ 109
2012	$ 269	$ 165

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2016	2015

	(in millions, except for ages)
Account value	$35,588	$37,947
Amount of reserve held	901	1,179
Net amount at risk — gross	7,031	7,169
Weighted average attained age	68	68

The following assumptions and methodology were used to determine the amounts above at December 31, 2016 and 2015:

•

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

•

In 2016 and 2015, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

14. Separate Accounts - (continued)

•

In 2016 and 2015, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2016	2015

	(in millions)
Type of Fund
Equity	$24,145	$24,131
Balanced	15,300	16,993
Bonds	5,052	5,216
Money Market	556	668

Total	$45,053	$47,008

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2016			2015

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Premiums, deposits and other considerations	$-	$13,768	$13,768	$1	$13,935	$13,936

Reserves for accounts with assets at:
Fair value	1,114	129,333	130,447	1,189	127,792	128,981
Amortized cost	-	-	-	-	-	-

Total	$1,114	$129,333	$130,447	$1,189	$127,792	$128,981

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

14. Separate Accounts - (continued)

	December 31,
	2016			2015

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$474	$1,733	$2,207	$503	$1,793	$2,296
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,531	1,531	-	1,901	1,901
At fair value	-	122,924	122,924	-	120,337	120,337
At book value without fair value adjustments and with current surrender charge of less than 5%	-	2,903	2,903	-	3,533	3,533

Subtotal	474	129,091	129,565	503	127,564	128,067
Not subject to discretionary withdrawal	640	242	882	686	228	914

Total	$1,114	$129,333	$130,447	$1,189	$127,792	$128,981

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2016	2015	2014

	(in millions)
Transfers to separate accounts	$17,163	$17,071	$16,100
Transfers from separate accounts	22,744	23,625	24,329

Net transfers to (from) separate accounts	$(5,581)	$(6,554)	$(8,229)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

15. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $30 million, $35 million, and $37 million in 2016, 2015 and 2014, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2016, 2015 and 2014, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $346 million and $329 million at December 31, 2016 and 2015, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2016, 2015 and 2014, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2016 and 2015 was $97 million and $89 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2016 and 2015 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2016, 2015 and 2014, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

16. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2016, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2018. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2016, the Company had no outstanding borrowings under the agreement.

At December 31, 2016, the Company had a committed line of credit agreement established by MLI totaling $1 billion, which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. At December 31, 2016, the Company had no outstanding borrowings under the agreement.

At December 31, 2016, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2021. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2016. At December 31, 2016, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2016 and 2015 was $201 million and $265 million, respectively. Interest ranging from 4.8% to 6.0%. The notes are due in varying amounts to 2028.

Aggregate maturities of consumer notes are as follows: 2017-$4 million; 2018-$43 million; 2019-$16 million; 2020-$0 million; 2021-$0 million; and thereafter $138 million.

Interest expense on consumer notes, included in benefits to policyholders, was $12 million, $18 million, and $ 24 million in 2016, 2015 and 2014, respectively. Interest paid amounted to $11 million, $18 million, and $ 24 million in 2016, 2015 and 2014, respectively.

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note is reported as a nonadmitted asset at December 31, 2016 and 2015 since the counterparty is the parent entity of the Company; however, this note will continue to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $7 million, $6 million, and $6 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and is payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On June 3, 2015, the maturity date was extended for a period of one year to June 28, 2016. Following the extension, the interest rate was amended and is calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and is payable quarterly effective from June 28, 2015. On May 31, 2016, the maturity date was extended for a period of one year to June 28, 2017. Following the extension, the interest rate was amended and is calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and is payable quarterly effective from June 28, 2016. Interest expense was $3 million, $2 million, and $2 million for the years ended December 31, 2016, 2015 and 2014, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

Pursuant to a demand note dated December 20, 2012, the Company borrowed $130 million from MIC. The note was paid on December 21, 2015. Interest on the loan was calculated at a fluctuating rate equal to the one-month LIBOR rate and was payable monthly. Interest expense was $0 million, $0 million, and $0 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Pursuant to a senior note receivable dated December 9, 2014, the Company has $40 million outstanding with JHS with a fair value of $ 40 million as of December 31, 2016. The note matures on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $1 million and $1 million for the years ended December 31, 2016 and 2015, respectively.

Pursuant to senior notes receivable during 2016, the Company has $30 million outstanding with JHS with a fair value of $30 million as of December 31, 2016. The notes mature at various dates in 2026. Interest on the loans is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. Interest income was $0 million for the year ended December 31, 2016.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2016
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock — Class A	$-	$-	$-
(b) Membership stock — Class B	18	18	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$18	$18	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$400

	December 31, 2015
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock — Class A	$-	$-	$-
(b) Membership stock — Class B	18	18	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$18	$18	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$400

FHLBI membership stock of $18 million and $18 million was classified as not eligible for redemption for the years ended December 31, 2016 and 2015, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table indicates the collateral pledged to the FHLBI at the end of the year:

December 31, 2016
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

December 31, 2015
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

The following table indicates the maximum collateral pledged to the FHLBI during the year:

December 31, 2016
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$-	$-	$-

December 31, 2015
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$794	$738	$400
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$794	$738	$400

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2016
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2015
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	-
(b) Funding agreements	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2016 was $0 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

17. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE TO SUPPLEMENTARY INFORMATION – (CONTINUED)

DECEMBER 31, 2016

17. Closed Block - (continued)

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	JHUSA
	2016	2015

	(in millions)
Assets:
Bonds	$2,979	$2,802
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	271	350
Real estate	817	1,012
Cash, cash equivalents and short-term investments	17	6
Policy loans	1,686	1,563
Other invested assets	140	18

Total cash and invested assets	5,910	5,751
Investment income due and accrued	108	101
Premiums due and deferred	9	10
Net deferred tax asset	144	112
Other closed block assets	-	77

Total closed block assets	$6,171	$6,051

Obligations:
Policy reserves	5,623	5,756
Policyholders’ and beneficiaries’ funds	62	64
Dividends payable to policyholders	324	329
Policy benefits in process of payment	89	115
Other policy obligations	2	2
Other closed block obligations	719	474

Total closed block obligations	$6,819	$6,740

18. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2016 financial statements through March 29, 2017, the date the financial statements were issued.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account H

December 31, 2016

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Audited Financial Statements

December  31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of

John Hancock Life Insurance Company (U.S.A.) Separate Account H

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account H (the Account) comprised of the following sub-accounts,

500 Index Fund B Series I	Lifestyle Aggressive MVP Series I
500 Index Fund B Series II	Lifestyle Aggressive MVP Series II
500 Index Fund B Series NAV	Lifestyle Aggressive Trust PS Series I
Active Bond Trust Series I	Lifestyle Aggressive Trust PS Series II
Active Bond Trust Series II	Lifestyle Balanced MVP Series I
All Cap Core Trust Series I	Lifestyle Balanced MVP Series II
All Cap Core Trust Series II	Lifestyle Balanced MVP Series NAV
American Asset Allocation Trust Series I	Lifestyle Balanced Trust PS Series I
American Asset Allocation Trust Series II	Lifestyle Balanced Trust PS Series II
American Asset Allocation Trust Series III	Lifestyle Conservative MVP Series I
American Global Growth Trust Series II	Lifestyle Conservative MVP Series II
American Global Growth Trust Series III	Lifestyle Conservative Trust PS Series I
American Growth-Income Trust Series I	Lifestyle Conservative Trust PS Series II
American Growth-Income Trust Series II	Lifestyle Growth MVP Series I
American Growth-Income Trust Series III	Lifestyle Growth MVP Series II
American Growth Trust Series II	Lifestyle Growth MVP Series NAV
American Growth Trust Series III	Lifestyle Growth Trust PS Series I
American International Trust Series II	Lifestyle Growth Trust PS Series II
American International Trust Series III	Lifestyle Moderate MVP Series I
American New World Trust Series II	Lifestyle Moderate MVP Series II
American New World Trust Series III	Lifestyle Moderate Trust PS Series I
Basic Value Focus	Lifestyle Moderate Trust PS Series II
Blue Chip Growth Trust Series I	Mid Cap Index Trust Series I
Blue Chip Growth Trust Series II	Mid Cap Index Trust Series II
Bond Trust Series I	Mid Cap Stock Trust Series I
Bond Trust Series II	Mid Cap Stock Trust Series II
Capital Appreciation Trust Series I	Mid Value Trust Series I
Capital Appreciation Trust Series II	Mid Value Trust Series II
Capital Appreciation Value Trust Series II	Money Market Trust Series I
Core Bond Trust Series I	Money Market Trust Series II
Core Bond Trust Series II	Money-Market Trust Series NAV
Core Strategy Trust Series I	Mutual Shares Trust Series I
Core Strategy Trust Series II	PIMCO All Asset
Core Strategy Trust Series NAV	Real Estate Securities Trust Series I
DWS Equity 500 Index	Real Estate Securities Trust Series II
Equity Income Trust Series I	Science & Technology Trust Series I
Equity Income Trust Series II	Science & Technology Trust Series II
Financial Industries Trust Series I	Short Term Government Income Trust Series I
Financial Industries Trust Series II	Short Term Government Income Trust Series II
Fundamental All Cap Core Trust Series II	Small Cap Growth Trust Series I

3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Fundamental Large Cap Value Trust Series I	Small Cap Index Trust Series I
Fundamental Large Cap Value Trust Series II	Small Cap Index Trust Series II
Global Allocation	Small Cap Opportunities Trust Series I
Global Bond Trust Series I	Small Cap Opportunities Trust Series II
Global Bond Trust Series II	Small Cap Value Trust Series I
Global Trust Series I	Small Cap Value Trust Series II
Global Trust Series II	Small Company Value Trust Series I
Health Sciences Trust Series I	Small Company Value Trust Series II
Health Sciences Trust Series II	Strategic Income Opportunities Trust Series I
High Yield Trust Series I	Strategic Income Opportunities Trust Series II
High Yield Trust Series II	Total Bond Market Trust B Series II
International Equity Index Trust B Series I	Total Bond Market Trust B Series NAV
International Equity Index Trust B Series II	Total Stock Market Index Trust Series I
International Equity Index Trust B Series NAV	Total Stock Market Index Trust Series II
International Growth Stock Trust Series II	Ultra Short Term Bond Trust Series I
International Small Company Trust Series I	Ultra Short Term Bond Trust Series II
International Small Company Trust Series II	Utilities Trust Series I
International Value Trust Series I	Utilities Trust Series II
International Value Trust Series II	Value Trust Series I
Investment Quality Bond Trust Series I	Value Trust Series II
Investment Quality Bond Trust Series II	Value Opportunities
Small Cap Growth Trust Series II

as of December 31, 2016, and the related statements of operations and changes in contract owners’ equity for the above mentioned sub-accounts and for the Franklin Templeton Founding Allocation Trust Series I, Franklin Templeton Founding Allocation Trust Series II, International Core Trust Series I, International Core Trust Series II, Money Market Trust B Series NAV, Real Return Bond Trust Series II, U.S. Equity Trust Series I, U.S. Equity Trust Series II sub-accounts (the “closed sub-accounts”) for each of the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2016, the results of their and the closed sub-accounts’ operations, and changes in contract owners’ equity for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 29, 2017

5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	500 Index Fund B Series I	500 Index Fund B Series II	500 Index Fund B Series NAV	Active Bond Trust Series I	Active Bond Trust Series II	All Cap Core Trust Series I
Total Assets
Investments at fair value	$138,794,041	$53,568,117	$204,469,448	$30,912,147	$145,179,995	$35,636,698

Units outstanding	6,883,526	2,740,732	10,016,111	1,602,699	7,880,360	1,259,006
Unit value	$20.16	$19.55	$20.41	$19.29	$18.42	$28.31

Shares	5,085,894	1,961,484	7,492,468	3,271,127	15,330,517	1,180,805
Cost	$126,978,335	$44,387,794	$140,481,562	$32,035,050	$151,550,547	$21,339,408

See accompanying notes.

6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	All Cap Core Trust Series II	American Asset Allocation Trust Series I	American Asset Allocation Trust Series II	American Asset Allocation Trust Series III	American Global Growth Trust Series II	American Global Growth Trust Series III
Total Assets
Investments at fair value	$5,886,343	$117,189,344	$1,050,388,019	$136,740,052	$154,324,194	$30,845,668

Units outstanding	215,998	6,564,402	61,101,587	6,706,161	9,112,926	1,575,305
Unit value	$27.25	$17.85	$17.19	$20.39	$16.93	$19.58

Shares	195,430	8,771,658	78,563,053	10,235,034	11,525,332	2,303,635
Cost	$4,474,272	$98,810,014	$805,763,484	$110,433,599	$149,244,179	$31,585,171

See accompanying notes.

7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	American Growth Trust Series II	American Growth Trust Series III	American Growth-Income Trust Series I	American Growth-Income Trust Series II	American Growth-Income Trust Series III	American International Trust Series II
Total Assets
Investments at fair value	$571,027,729	$93,545,238	$116,152,349	$503,086,656	$216,784,000	$316,694,764

Units outstanding	19,384,668	4,375,228	3,892,000	18,765,188	9,931,652	13,582,355
Unit value	$29.46	$21.38	$29.84	$26.81	$21.83	$23.32

Shares	30,799,770	5,045,590	6,607,073	28,682,250	12,352,365	17,892,360
Cost	$467,324,896	$83,797,183	$108,689,677	$446,730,350	$215,215,175	$267,906,054

See accompanying notes.

8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	American International Trust Series III	American New World Trust Series II	American New World Trust Series III	Basic Value Focus	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II
Total Assets
Investments at fair value	$40,895,019	$36,747,912	$1,560,056	$5,279,391	$204,901,989	$100,569,675

Units outstanding	2,988,807	2,796,369	116,341	126,876	5,095,144	3,626,777
Unit value	$13.68	$13.14	$13.41	$41.61	$40.22	$27.73

Shares	2,316,998	3,307,643	140,926	348,245	7,464,553	3,740,040
Cost	$36,667,502	$42,122,199	$1,756,288	$4,472,870	$180,612,714	$108,790,591

See accompanying notes.

9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Bond Trust Series I	Bond Trust Series II	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II	Core Bond Trust Series I
Total Assets
Investments at fair value	$191,260,392	$442,266,503	$121,452,348	$51,048,784	$281,361,575	$85,003,995

Units outstanding	13,919,715	34,034,704	6,883,373	1,997,340	14,096,586	5,044,356
Unit value	$13.74	$12.99	$17.64	$25.56	$19.96	$16.85

Shares	14,369,676	33,178,282	10,389,422	4,497,690	25,485,650	6,493,812
Cost	$197,574,206	$456,106,847	$121,892,024	$57,914,417	$292,601,908	$87,411,675

See accompanying notes.

10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Core Bond Trust Series II	Core Strategy Trust Series I	Core Strategy Trust Series II	Core Strategy Trust Series NAV	DWS Equity 500 Index	Equity Income Trust Series I (a)
Total Assets
Investments at fair value	$99,552,992	$120,458,469	$3,124,425,186	$6,767,994	$12,733,206	$195,428,671

Units outstanding	6,142,045	7,975,812	173,514,230	332,583	369,906	4,249,685
Unit value	$16.21	$15.10	$18.01	$20.35	$34.42	$45.99

Shares	7,611,085	8,488,969	219,257,908	476,619	650,649	11,723,376
Cost	$102,232,243	$121,879,549	$3,153,428,188	$6,273,165	$9,710,493	$178,290,217

(a)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series I.

See accompanying notes.

11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Equity Income Trust Series II (b)	Financial Industries Trust Series I	Financial Industries Trust Series II	Fundamental All Cap Core Trust Series II	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series II
Total Assets
Investments at fair value	$125,642,072	$11,595,141	$17,537,466	$43,336,726	$225,924,327	$180,517,394

Units outstanding	5,116,105	533,359	771,615	1,347,676	9,036,246	8,055,951
Unit value	$24.56	$21.74	$22.73	$32.16	$25.00	$22.41

Shares	7,564,243	881,090	1,341,811	2,079,497	12,218,730	9,694,812
Cost	$122,287,354	$10,847,121	$16,589,104	$30,243,800	$213,875,176	$169,540,975

(b)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series II.

See accompanying notes.

12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Global Allocation	Global Bond Trust Series I	Global Bond Trust Series II	Global Trust Series I	Global Trust Series II	Health Sciences Trust Series I
Total Assets
Investments at fair value	$679,163	$31,469,991	$73,028,503	$116,485,204	$36,827,637	$49,473,640

Units outstanding	35,364	1,097,651	4,012,920	4,782,623	1,882,893	898,168
Unit value	$19.20	$28.67	$18.20	$24.36	$19.56	$55.08

Shares	43,930	2,587,993	6,085,709	6,202,620	1,969,392	2,266,314
Cost	$619,399	$33,154,629	$76,986,859	$101,911,395	$37,226,659	$64,782,783

See accompanying notes.

13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Health Sciences Trust Series II	High Yield Trust Series I	High Yield Trust Series II	International Equity Index Trust B Series I	International Equity Index Trust B Series II	International Equity Index Trust B Series NAV
Total Assets
Investments at fair value	$59,856,856	$68,642,342	$58,286,288	$13,507,615	$11,992,260	$11,151,810

Units outstanding	1,141,271	3,939,570	2,726,366	1,006,466	907,432	1,045,310
Unit value	$52.45	$17.42	$21.38	$13.42	$13.22	$10.67

Shares	2,922,698	13,124,731	10,915,035	913,294	809,741	754,520
Cost	$81,039,526	$74,906,814	$63,262,832	$13,957,035	$12,496,100	$10,980,588

See accompanying notes.

14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	International Growth Stock Trust Series II	International Small Company Trust Series I	International Small Company Trust Series II	International Value Trust Series I	International Value Trust Series II	Investment Quality Bond Trust Series I
Total Assets
Investments at fair value	$15,214,800	$22,786,531	$14,897,710	$72,354,603	$63,598,785	$139,695,118

Units outstanding	1,088,683	1,274,926	859,768	3,781,862	3,077,578	7,266,897
Unit value	$13.98	$17.87	$17.33	$19.13	$20.67	$19.22

Shares	985,415	1,828,775	1,196,603	5,811,615	5,112,443	12,711,112
Cost	$15,245,748	$19,013,394	$13,776,185	$67,322,852	$62,047,208	$148,186,455

See accompanying notes.

15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Investment Quality Bond Trust Series II	Lifestyle Aggressive MVP Series I	Lifestyle Aggressive MVP Series II	Lifestyle Aggressive Trust PS Series I	Lifestyle Aggressive Trust PS Series II	Lifestyle Balanced MVP Series I
Total Assets
Investments at fair value	$68,483,768	$53,178,905	$81,401,681	$2,851,736	$4,472,316	$452,285,262

Units outstanding	3,792,564	2,558,173	4,068,367	205,561	325,497	22,184,086
Unit value	$18.06	$20.79	$20.01	$13.87	$13.74	$20.39

Shares	6,225,797	5,398,874	8,289,377	222,618	349,127	37,534,047
Cost	$72,939,895	$48,860,170	$70,544,805	$2,871,971	$4,474,159	$451,008,814

See accompanying notes.

16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Lifestyle Balanced MVP Series II	Lifestyle Balanced MVP Series NAV	Lifestyle Balanced Trust PS Series I	Lifestyle Balanced Trust PS Series II	Lifestyle Conservative MVP Series I	Lifestyle Conservative MVP Series II
Total Assets
Investments at fair value	$5,812,156,105	$100,264	$15,650,700	$536,197,795	$122,691,336	$1,177,864,618

Units outstanding	308,428,957	5,666	1,142,275	36,267,480	5,841,690	65,942,723
Unit value	$18.84	$17.70	$13.70	$14.78	$21.00	$17.86

Shares	484,750,301	8,300	1,135,755	38,854,913	11,033,394	106,690,636
Cost	$5,450,611,607	$102,301	$16,081,094	$543,568,440	$138,277,104	$1,329,160,489

See accompanying notes.

17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Lifestyle Conservative Trust PS Series I	Lifestyle Conservative Trust PS Series II	Lifestyle Growth MVP Series I	Lifestyle Growth MVP Series II	Lifestyle Growth MVP Series NAV	Lifestyle Growth Trust PS Series I
Total Assets
Investments at fair value	$5,294,642	$101,443,800	$448,829,708	$7,922,153,817	$414,613	$77,271,178

Units outstanding	397,380	7,344,958	23,894,725	429,283,492	22,862	5,511,851
Unit value	$13.32	$13.81	$18.78	$18.45	$18.14	$14.02

Shares	410,119	7,845,615	34,551,941	611,749,329	31,893	5,318,044
Cost	$5,479,960	$103,476,567	$416,812,014	$6,874,074,872	$391,091	$77,681,731

See accompanying notes.

18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Lifestyle Growth Trust PS Series II	Lifestyle Moderate MVP Series I	Lifestyle Moderate MVP Series II	Lifestyle Moderate Trust PS Series I	Lifestyle Moderate Trust PS Series II	Mid Cap Index Trust Series I
Total Assets
Investments at fair value	$2,337,396,565	$173,312,640	$1,869,034,287	$6,422,203	$165,570,427	$31,408,080

Units outstanding	157,663,190	8,025,889	100,350,679	472,665	11,299,109	833,018
Unit value	$14.83	$21.59	$18.63	$13.59	$14.65	$37.70

Shares	160,645,812	14,876,621	161,401,925	475,719	12,246,333	1,473,175
Cost	$2,350,995,197	$187,617,721	$1,961,901,028	$6,605,150	$168,006,457	$29,028,611

See accompanying notes.

19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Mid Cap Index Trust Series II	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series II	Mid Value Trust Series I	Mid Value Trust Series II	Money Market Trust Series I
Total Assets
Investments at fair value	$58,288,945	$121,358,942	$65,594,292	$55,945,419	$58,010,198	$43,631,704

Units outstanding	1,725,503	4,808,716	2,116,187	1,771,774	1,917,097	3,041,710
Unit value	$33.78	$25.24	$31.00	$31.58	$30.26	$14.34

Shares	2,744,301	8,570,547	4,876,899	4,814,580	4,987,979	43,631,704
Cost	$52,876,429	$130,884,679	$78,083,004	$54,427,890	$56,751,098	$43,631,704

See accompanying notes.

20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Money Market Trust Series II	Money-Market Trust Series NAV	Mutual Shares Trust Series I	PIMCO All Asset	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II
Total Assets
Investments at fair value	$195,792,220	$7,594,580	$171,994,888	$12,493,761	$37,893,676	$43,998,336

Units outstanding	17,026,971	612,176	8,991,185	664,556	752,503	1,159,630
Unit value	$11.50	$12.41	$19.13	$18.80	$50.36	$37.94

Shares	195,792,220	7,594,580	14,650,331	1,227,285	2,031,833	2,355,371
Cost	$195,792,220	$7,594,580	$153,203,371	$13,507,079	$30,026,185	$37,422,154

See accompanying notes.

21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Science & Technology Trust Series I	Science & Technology Trust Series II	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II	Small Cap Growth Trust Series I	Small Cap Growth Trust Series II
Total Assets
Investments at fair value	$79,957,169	$35,527,324	$30,066,447	$28,882,919	$712,275	$25,360,244

Units outstanding	3,224,084	1,227,304	2,450,218	2,419,651	35,826	999,282
Unit value	$24.80	$28.95	$12.27	$11.94	$19.88	$25.38

Shares	3,556,814	1,638,714	2,480,730	2,381,114	88,923	3,315,065
Cost	$67,811,963	$36,303,315	$31,298,436	$29,709,364	$851,806	$32,593,082

See accompanying notes.

22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Small Cap Index Trust Series I	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Value Trust Series I	Small Cap Value Trust Series II
Total Assets
Investments at fair value	$13,814,565	$38,443,964	$40,502,563	$32,080,692	$760,631	$37,335,305

Units outstanding	467,581	1,275,821	1,112,977	940,927	25,621	1,186,859
Unit value	$29.54	$30.13	$36.39	$34.09	$29.69	$31.46

Shares	937,216	2,622,371	1,304,010	1,049,074	35,362	1,744,640
Cost	$12,765,775	$34,822,239	$38,416,895	$30,034,924	$727,259	$37,858,630

See accompanying notes.

23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Small Company Value Trust Series I	Small Company Value Trust Series II	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II	Total Bond Market Trust B Series II	Total Bond Market Trust B Series NAV
Total Assets
Investments at fair value	$48,701,614	$49,188,565	$38,765,858	$39,249,554	$69,700,891	$108,576,625

Units outstanding	1,133,968	1,432,964	1,724,761	1,845,705	5,639,752	8,492,370
Unit value	$42.95	$34.33	$22.48	$21.27	$12.36	$12.79

Shares	2,207,689	2,265,710	2,890,817	2,918,182	6,907,918	10,782,187
Cost	$38,000,897	$39,610,986	$39,145,760	$39,194,280	$71,725,807	$114,315,009

See accompanying notes.

24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series II	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series II	Utilities Trust Series I	Utilities Trust Series II
Total Assets
Investments at fair value	$10,728,414	$31,019,978	$10,817,020	$246,916,282	$13,188,864	$11,507,852

Units outstanding	500,580	1,153,283	905,992	21,661,407	466,633	280,020
Unit value	$21.43	$26.90	$11.94	$11.40	$28.26	$41.10

Shares	558,481	1,619,842	938,977	21,433,705	1,046,735	922,843
Cost	$8,730,124	$22,236,255	$10,970,752	$249,984,571	$14,865,966	$13,127,710

See accompanying notes.

25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2016

	Value Opportunities	Value Trust Series I	Value Trust Series II
Total Assets
Investments at fair value	$3,310,337	$71,323,634	$22,891,579

Units outstanding	52,990	2,079,360	728,328
Unit value	$62.47	$34.30	$31.43

Shares	118,735	3,369,090	1,086,454
Cost	$2,078,699	$62,620,482	$23,818,381

See accompanying notes.

26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund B Series I		500 Index Fund B Series II		500 Index Fund B Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$1,960,368	$795,482	$736,785	$648,046	$3,533,208	$3,734,398
Expenses:
Mortality and expense risk and administrative charges	(943,815)	(754,551)	(720,839)	(736,560)	(2,070,163)	(2,263,477)

Net investment income (loss)	1,016,553	40,931	15,946	(88,514)	1,463,045	1,470,921

Realized gains (losses) on investments:
Capital gain distributions received	728,226	470,583	679,743	434,626	3,232,273	2,120,633
Net realized gain (loss)	3,264,881	3,152,109	1,935,435	2,257,872	8,494,700	10,973,833

Realized gains (losses)	3,993,107	3,622,692	2,615,178	2,692,498	11,726,973	13,094,466

Unrealized appreciation (depreciation) during the period	3,414,464	(3,817,991)	1,605,568	(2,920,409)	7,125,917	(13,955,612)

Net increase (decrease) in net assets from operations	8,424,124	(154,368)	4,236,692	(316,425)	20,315,935	609,775

Changes from principal transactions:
Purchase payments	625,480	81,955	107,500	158,488	781,536	612,891
Transfers between sub-accounts and the company	89,646,002	749,086	10,113,019	1,293,273	(4,857,420)	(3,068,580)
Withdrawals	(6,169,576)	(5,412,067)	(3,226,897)	(3,400,745)	(16,716,779)	(25,103,634)
Annual contract fee	(156,438)	(138,216)	(184,595)	(175,420)	(1,809,298)	(1,856,820)

Net increase (decrease) in net assets from principal transactions	83,945,468	(4,719,242)	6,809,027	(2,124,404)	(22,601,961)	(29,416,143)

Total increase (decrease) in net assets	92,369,592	(4,873,610)	11,045,719	(2,440,829)	(2,286,026)	(28,806,368)
Net assets at beginning of period	46,424,449	51,298,059	42,522,398	44,963,227	206,755,474	235,561,842

Net assets at end of period	$138,794,041	$46,424,449	$53,568,117	$42,522,398	$204,469,448	$206,755,474

	2016	2015	2016	2015	2016	2015
Units, beginning of period	2,528,339	2,792,635	2,353,578	2,468,971	11,198,247	12,772,377
Units issued	4,888,792	280,267	706,785	256,568	123,873	301,959
Units redeemed	(533,605)	(544,563)	(319,631)	(371,961)	(1,306,009)	(1,876,089)

Units, end of period	6,883,526	2,528,339	2,740,732	2,353,578	10,016,111	11,198,247

See accompanying notes.

27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Active Bond Trust Series I		Active Bond Trust Series II		All Cap Core Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$1,166,745	$1,770,285	$5,048,454	$7,950,234	$594,722	$378,078
Expenses:
Mortality and expense risk and administrative charges	(481,972)	(541,187)	(2,469,366)	(2,840,636)	(515,894)	(605,108)

Net investment income (loss)	684,773	1,229,098	2,579,088	5,109,598	78,828	(227,030)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	126,097	226,570	(107,767)	1,212,158	2,380,705	3,645,774

Realized gains (losses)	126,097	226,570	(107,767)	1,212,158	2,380,705	3,645,774

Unrealized appreciation (depreciation) during the period	131,402	(1,885,112)	1,540,159	(9,081,424)	490,318	(2,818,488)

Net increase (decrease) in net assets from operations	942,272	(429,444)	4,011,480	(2,759,668)	2,949,851	600,256

Changes from principal transactions:
Purchase payments	36,701	530,599	75,488	301,739	41,565	66,482
Transfers between sub-accounts and the company	(562,149)	(90,426)	(313,531)	(304,686)	(1,774,851)	(1,380,533)
Withdrawals	(3,291,456)	(4,458,504)	(17,449,907)	(24,671,990)	(3,140,936)	(4,584,373)
Annual contract fee	(53,823)	(57,045)	(506,145)	(568,004)	(74,152)	(73,907)

Net increase (decrease) in net assets from principal transactions	(3,870,727)	(4,075,376)	(18,194,095)	(25,242,941)	(4,948,374)	(5,972,331)

Total increase (decrease) in net assets	(2,928,455)	(4,504,820)	(14,182,615)	(28,002,609)	(1,998,523)	(5,372,075)
Net assets at beginning of period	33,840,602	38,345,422	159,362,610	187,365,219	37,635,221	43,007,296

Net assets at end of period	$30,912,147	$33,840,602	$145,179,995	$159,362,610	$35,636,698	$37,635,221

	2016	2015	2016	2015	2016	2015
Units, beginning of period	1,807,587	2,023,540	8,869,897	10,251,503	1,450,422	1,689,338
Units issued	95,006	159,437	430,718	647,423	13,785	62,918
Units redeemed	(299,894)	(375,390)	(1,420,255)	(2,029,029)	(205,201)	(301,834)

Units, end of period	1,602,699	1,807,587	7,880,360	8,869,897	1,259,006	1,450,422

See accompanying notes.

28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	All Cap Core Trust Series II		American Asset Allocation Trust Series I		American Asset Allocation Trust Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$86,754	$44,258	$1,454,581	$2,436,914	$11,422,711	$21,179,694
Expenses:
Mortality and expense risk and administrative charges	(87,757)	(92,110)	(1,684,676)	(1,792,895)	(14,911,819)	(16,807,099)

Net investment income (loss)	(1,003)	(47,852)	(230,095)	644,019	(3,489,108)	4,372,595

Realized gains (losses) on investments:
Capital gain distributions received	—	—	14,863,301	10,095,229	135,440,459	95,356,101
Net realized gain (loss)	136,411	465,119	5,793,175	8,191,728	44,014,342	51,516,284

Realized gains (losses)	136,411	465,119	20,656,476	18,286,957	179,454,801	146,872,385

Unrealized appreciation (depreciation) during the period	326,521	(374,341)	(12,163,574)	(19,352,903)	(101,774,132)	(156,688,499)

Net increase (decrease) in net assets from operations	461,929	42,926	8,262,807	(421,927)	74,191,561	(5,443,519)

Changes from principal transactions:
Purchase payments	108,377	33,521	148,988	226,282	1,647,028	1,833,423
Transfers between sub-accounts and the company	(24,458)	871,705	3,169,872	244,823	(10,920,039)	(11,105,808)
Withdrawals	(330,576)	(738,631)	(9,518,177)	(13,223,959)	(89,111,538)	(115,290,170)
Annual contract fee	(28,792)	(26,168)	(151,668)	(154,009)	(7,601,455)	(7,948,366)

Net increase (decrease) in net assets from principal transactions	(275,449)	140,427	(6,350,985)	(12,906,863)	(105,986,004)	(132,510,921)

Total increase (decrease) in net assets	186,480	183,353	1,911,822	(13,328,790)	(31,794,443)	(137,954,440)
Net assets at beginning of period	5,699,863	5,516,510	115,277,522	128,606,312	1,082,182,462	1,220,136,902

Net assets at end of period	$5,886,343	$5,699,863	$117,189,344	$115,277,522	$1,050,388,019	$1,082,182,462

	2016	2015	2016	2015	2016	2015
Units, beginning of period	227,422	222,552	6,939,407	7,720,862	67,055,234	74,548,879
Units issued	14,192	73,627	412,966	220,241	10,927,592	12,175,685
Units redeemed	(25,616)	(68,757)	(787,971)	(1,001,696)	(16,881,239)	(19,669,330)

Units, end of period	215,998	227,422	6,564,402	6,939,407	61,101,587	67,055,234

See accompanying notes.

29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series III		American Global Growth Trust Series II		American Global Growth Trust Series III
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$2,185,212	$3,425,486	$1,251,093	$2,664,810	$385,034	$639,788
Expenses:
Mortality and expense risk and administrative charges	(1,206,006)	(1,307,657)	(2,405,094)	(2,787,522)	(279,315)	(316,862)

Net investment income (loss)	979,206	2,117,829	(1,154,001)	(122,712)	105,719	322,926

Realized gains (losses) on investments:
Capital gain distributions received	17,355,603	11,928,309	20,548,515	13,712,089	3,918,552	2,403,086
Net realized gain (loss)	5,832,359	9,450,566	9,734,905	13,527,382	302,818	1,508,957

Realized gains (losses)	23,187,962	21,378,875	30,283,420	27,239,471	4,221,370	3,912,043

Unrealized appreciation (depreciation) during the period	(13,174,746)	(22,792,028)	(31,683,752)	(17,710,511)	(4,353,339)	(2,015,039)

Net increase (decrease) in net assets from operations	10,992,422	704,676	(2,554,333)	9,406,248	(26,250)	2,219,930

Changes from principal transactions:
Purchase payments	156,262	123,432	311,714	340,968	39,866	111,373
Transfers between sub-accounts and the company	(319,058)	(1,741,531)	(5,399,051)	2,176,913	1,620,350	(2,500,415)
Withdrawals	(11,509,434)	(15,685,788)	(16,820,281)	(19,128,966)	(2,085,546)	(3,895,705)
Annual contract fee	(790,574)	(821,366)	(956,553)	(1,009,422)	(164,897)	(179,249)

Net increase (decrease) in net assets from principal transactions	(12,462,804)	(18,125,253)	(22,864,171)	(17,620,507)	(590,227)	(6,463,996)

Total increase (decrease) in net assets	(1,470,382)	(17,420,577)	(25,418,504)	(8,214,259)	(616,477)	(4,244,066)
Net assets at beginning of period	138,210,434	155,631,011	179,742,698	187,956,957	31,462,145	35,706,211

Net assets at end of period	$136,740,052	$138,210,434	$154,324,194	$179,742,698	$30,845,668	$31,462,145

	2016	2015	2016	2015	2016	2015
Units, beginning of period	7,351,350	8,313,457	10,462,082	11,451,459	1,602,601	1,927,803
Units issued	40,836	32,922	568,651	1,720,118	163,468	30,278
Units redeemed	(686,025)	(995,029)	(1,917,807)	(2,709,495)	(190,764)	(355,480)

Units, end of period	6,706,161	7,351,350	9,112,926	10,462,082	1,575,305	1,602,601

See accompanying notes.

30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth Trust Series II		American Growth Trust Series III		American Growth-Income Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$1,826,344	$615,308	$734,257	$587,339	$1,823,109	$1,655,608
Expenses:
Mortality and expense risk and administrative charges	(8,888,665)	(10,327,026)	(839,055)	(930,667)	(1,711,383)	(1,948,654)

Net investment income (loss)	(7,062,321)	(9,711,718)	(104,798)	(343,328)	111,726	(293,046)

Realized gains (losses) on investments:
Capital gain distributions received	173,281,660	34,280,673	27,803,346	5,169,997	28,036,158	13,963,527
Net realized gain (loss)	53,614,819	75,505,805	3,932,306	10,068,115	8,192,291	12,759,344

Realized gains (losses)	226,896,479	109,786,478	31,735,652	15,238,112	36,228,449	26,722,871

Unrealized appreciation (depreciation) during the period	(179,426,742)	(67,345,811)	(24,060,934)	(8,771,521)	(26,004,357)	(26,661,400)

Net increase (decrease) in net assets from operations	40,407,416	32,728,949	7,569,920	6,123,263	10,335,818	(231,575)

Changes from principal transactions:
Purchase payments	930,609	902,106	149,347	236,431	549,034	179,222
Transfers between sub-accounts and the company	(21,305,637)	(28,713,415)	(1,025,697)	(6,426,504)	(4,828,815)	(3,427,911)
Withdrawals	(62,302,237)	(87,904,724)	(6,163,012)	(11,567,146)	(9,328,519)	(15,095,579)
Annual contract fee	(2,242,939)	(2,469,390)	(636,596)	(664,876)	(268,567)	(284,326)

Net increase (decrease) in net assets from principal transactions	(84,920,204)	(118,185,423)	(7,675,958)	(18,422,095)	(13,876,867)	(18,628,594)

Total increase (decrease) in net assets	(44,512,788)	(85,456,474)	(106,038)	(12,298,832)	(3,541,049)	(18,860,169)
Net assets at beginning of period	615,540,517	700,996,991	93,651,276	105,950,108	119,693,398	138,553,567

Net assets at end of period	$571,027,729	$615,540,517	$93,545,238	$93,651,276	$116,152,349	$119,693,398

	2016	2015	2016	2015	2016	2015
Units, beginning of period	22,431,803	26,774,913	4,751,776	5,690,275	4,390,412	5,063,511
Units issued	750,533	1,148,113	111,976	42,375	133,252	145,005
Units redeemed	(3,797,668)	(5,491,223)	(488,524)	(980,874)	(631,664)	(818,104)

Units, end of period	19,384,668	22,431,803	4,375,228	4,751,776	3,892,000	4,390,412

See accompanying notes.

31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series II		American Growth-Income Trust Series III		American International Trust Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$7,683,149	$6,728,207	$4,280,329	$3,951,533	$2,669,214	$3,650,516
Expenses:
Mortality and expense risk and administrative charges	(7,971,142)	(9,244,368)	(1,961,890)	(2,178,680)	(5,014,987)	(6,005,660)

Net investment income (loss)	(287,993)	(2,516,161)	2,318,439	1,772,853	(2,345,773)	(2,355,144)

Realized gains (losses) on investments:
Capital gain distributions received	126,003,299	63,477,859	53,139,546	25,189,679	—	—
Net realized gain (loss)	41,071,397	54,135,124	3,823,651	12,695,977	19,828,949	29,130,536

Realized gains (losses)	167,074,696	117,612,983	56,963,197	37,885,656	19,828,949	29,130,536

Unrealized appreciation (depreciation) during the period	(121,480,128)	(116,691,787)	(37,690,109)	(37,512,518)	(12,784,309)	(47,820,695)

Net increase (decrease) in net assets from operations	45,306,575	(1,594,965)	21,591,527	2,145,991	4,698,867	(21,045,303)

Changes from principal transactions:
Purchase payments	501,056	778,429	317,713	521,335	550,239	834,370
Transfers between sub-accounts and the company	(20,529,981)	(8,337,989)	(6,122,116)	(6,104,007)	(474,516)	7,418,809
Withdrawals	(61,203,354)	(78,837,967)	(15,930,655)	(27,583,085)	(34,558,561)	(51,019,745)
Annual contract fee	(2,087,438)	(2,289,185)	(1,438,275)	(1,501,314)	(1,390,652)	(1,539,790)

Net increase (decrease) in net assets from principal transactions	(83,319,717)	(88,686,712)	(23,173,333)	(34,667,071)	(35,873,490)	(44,306,356)

Total increase (decrease) in net assets	(38,013,142)	(90,281,677)	(1,581,806)	(32,521,080)	(31,174,623)	(65,351,659)
Net assets at beginning of period	541,099,798	631,381,475	218,365,806	250,886,886	347,869,387	413,221,046

Net assets at end of period	$503,086,656	$541,099,798	$216,784,000	$218,365,806	$316,694,764	$347,869,387

	2016	2015	2016	2015	2016	2015
Units, beginning of period	22,083,284	25,595,484	11,057,877	12,768,495	15,090,397	16,755,878
Units issued	347,412	1,275,787	53,867	268,914	888,552	1,394,816
Units redeemed	(3,665,508)	(4,787,987)	(1,180,092)	(1,979,532)	(2,396,594)	(3,060,297)

Units, end of period	18,765,188	22,083,284	9,931,652	11,057,877	13,582,355	15,090,397

See accompanying notes.

32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American International Trust Series III		American New World Trust Series II		American New World Trust Series III
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$535,189	$673,086	$87,978	$597,359	$11,482	$30,512
Expenses:
Mortality and expense risk and administrative charges	(377,614)	(431,778)	(560,186)	(663,790)	(15,317)	(16,861)

Net investment income (loss)	157,575	241,308	(472,208)	(66,431)	(3,835)	13,651

Realized gains (losses) on investments:
Capital gain distributions received	—	—	1,477,082	4,695,108	59,558	172,337
Net realized gain (loss)	549,718	1,718,810	(1,119,653)	304,203	(9,825)	6,505

Realized gains (losses)	549,718	1,718,810	357,429	4,999,311	49,733	178,842

Unrealized appreciation (depreciation) during the period	406,225	(4,009,326)	1,208,861	(7,074,183)	13,899	(254,985)

Net increase (decrease) in net assets from operations	1,113,518	(2,049,208)	1,094,082	(2,141,303)	59,797	(62,492)

Changes from principal transactions:
Purchase payments	61,336	82,959	99,440	190,299	3,750	—
Transfers between sub-accounts and the company	910,741	521,900	(921,980)	(542,676)	76,151	(47,344)
Withdrawals	(3,186,916)	(5,215,083)	(3,298,974)	(4,877,681)	(64,386)	(204,667)
Annual contract fee	(339,589)	(361,993)	(152,636)	(165,719)	(501)	(510)

Net increase (decrease) in net assets from principal transactions	(2,554,428)	(4,972,217)	(4,274,150)	(5,395,777)	15,014	(252,521)

Total increase (decrease) in net assets	(1,440,910)	(7,021,425)	(3,180,068)	(7,537,080)	74,811	(315,013)
Net assets at beginning of period	42,335,929	49,357,354	39,927,980	47,465,060	1,485,245	1,800,258

Net assets at end of period	$40,895,019	$42,335,929	$36,747,912	$39,927,980	$1,560,056	$1,485,245

	2016	2015	2016	2015	2016	2015
Units, beginning of period	3,172,556	3,497,247	3,133,287	3,510,152	115,349	133,762
Units issued	206,808	168,627	281,092	544,795	8,287	3,065
Units redeemed	(390,557)	(493,318)	(618,010)	(921,660)	(7,295)	(21,478)

Units, end of period	2,988,807	3,172,556	2,796,369	3,133,287	116,341	115,349

See accompanying notes.

33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Basic Value Focus		Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$67,020	$80,368	$24,534	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(76,140)	(89,211)	(3,096,568)	(3,572,292)	(1,645,138)	(1,896,002)

Net investment income (loss)	(9,120)	(8,843)	(3,072,034)	(3,572,292)	(1,645,138)	(1,896,002)

Realized gains (losses) on investments:
Capital gain distributions received	121,409	660,255	34,258,241	42,931,696	17,116,999	21,621,097
Net realized gain (loss)	20,282	47,562	14,490,077	20,464,480	6,935,603	11,932,359

Realized gains (losses)	141,691	707,817	48,748,318	63,396,176	24,052,602	33,553,456

Unrealized appreciation (depreciation) during the period	638,612	(1,148,300)	(48,528,427)	(37,877,670)	(24,486,444)	(21,425,295)

Net increase (decrease) in net assets from operations	771,183	(449,326)	(2,852,143)	21,946,214	(2,078,980)	10,232,159

Changes from principal transactions:
Purchase payments	66	2,255	428,903	735,680	200,917	303,846
Transfers between sub-accounts and the company	(513,159)	(37,402)	(9,851,081)	58,531	(4,459,371)	8,482,196
Withdrawals	(431,786)	(266,206)	(19,002,930)	(26,814,984)	(12,141,312)	(14,902,637)
Annual contract fee	(14,825)	(15,923)	(383,236)	(404,453)	(337,794)	(353,098)

Net increase (decrease) in net assets from principal transactions	(959,704)	(317,276)	(28,808,344)	(26,425,226)	(16,737,560)	(6,469,693)

Total increase (decrease) in net assets	(188,521)	(766,602)	(31,660,487)	(4,479,012)	(18,816,540)	3,762,466
Net assets at beginning of period	5,467,912	6,234,514	236,562,476	241,041,488	119,386,215	115,623,749

Net assets at end of period	$5,279,391	$5,467,912	$204,901,989	$236,562,476	$100,569,675	$119,386,215

	2016	2015	2016	2015	2016	2015
Units, beginning of period	153,716	164,182	5,839,143	6,546,665	4,253,839	4,482,415
Units issued	95	2,227	158,990	274,119	434,420	821,350
Units redeemed	(26,935)	(12,693)	(902,989)	(981,641)	(1,061,482)	(1,049,926)

Units, end of period	126,876	153,716	5,095,144	5,839,143	3,626,777	4,253,839

See accompanying notes.

34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Bond Trust Series I		Bond Trust Series II		Capital Appreciation Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$5,512,102	$5,832,091	$12,011,043	$12,233,550	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(1,762,527)	(1,921,968)	(6,832,381)	(6,938,556)	(1,862,278)	(2,179,175)

Net investment income (loss)	3,749,575	3,910,123	5,178,662	5,294,994	(1,862,278)	(2,179,175)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	21,068,111	25,441,394
Net realized gain (loss)	(263,439)	(412,503)	1,006,408	(1,777,805)	5,740,638	10,401,003

Realized gains (losses)	(263,439)	(412,503)	1,006,408	(1,777,805)	26,808,749	35,842,397

Unrealized appreciation (depreciation) during the period	710,325	(4,656,364)	533,033	(9,920,365)	(28,911,823)	(19,742,017)

Net increase (decrease) in net assets from operations	4,196,461	(1,158,744)	6,718,103	(6,403,176)	(3,965,352)	13,921,205

Changes from principal transactions:
Purchase payments	252,458	458,098	368,813	427,235	272,925	397,733
Transfers between sub-accounts and the company	7,019,195	(3,273,533)	44,645,587	28,274,903	(6,232,124)	(2,574,689)
Withdrawals	(14,796,264)	(23,839,884)	(53,297,134)	(57,728,704)	(10,341,183)	(16,212,932)
Annual contract fee	(1,434,724)	(1,473,791)	(2,531,816)	(2,344,524)	(291,456)	(310,512)

Net increase (decrease) in net assets from principal transactions	(8,959,335)	(28,129,110)	(10,814,550)	(31,371,090)	(16,591,838)	(18,700,400)

Total increase (decrease) in net assets	(4,762,874)	(29,287,854)	(4,096,447)	(37,774,266)	(20,557,190)	(4,779,195)
Net assets at beginning of period	196,023,266	225,311,120	446,362,950	484,137,216	142,009,538	146,788,733

Net assets at end of period	$191,260,392	$196,023,266	$442,266,503	$446,362,950	$121,452,348	$142,009,538

	2016	2015	2016	2015	2016	2015
Units, beginning of period	14,569,746	16,632,071	34,819,285	37,160,585	7,855,545	8,921,720
Units issued	803,971	645,079	20,264,968	12,659,822	143,460	267,351
Units redeemed	(1,454,002)	(2,707,404)	(21,049,549)	(15,001,122)	(1,115,632)	(1,333,526)

Units, end of period	13,919,715	14,569,746	34,034,704	34,819,285	6,883,373	7,855,545

See accompanying notes.

35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II		Core Bond Trust Series I
	2016	2015	2016	2015	2016	2015 (c)
Income:
Dividend distributions received	$—	$—	$3,160,000	$2,698,307	$1,823,792	$1,767,708
Expenses:
Mortality and expense risk and administrative charges	(838,560)	(1,010,880)	(3,934,646)	(4,331,789)	(1,432,896)	(1,126,851)

Net investment income (loss)	(838,560)	(1,010,880)	(774,646)	(1,633,482)	390,896	640,857

Realized gains (losses) on investments:
Capital gain distributions received	9,098,171	11,091,611	27,613,048	40,515,979	50,430	243,647
Net realized gain (loss)	1,520,426	6,314,274	6,934,988	10,823,692	(138,806)	(387,104)

Realized gains (losses)	10,618,597	17,405,885	34,548,036	51,339,671	(88,376)	(143,457)

Unrealized appreciation (depreciation) during the period	(11,729,241)	(10,556,585)	(16,087,531)	(38,727,090)	1,201,557	(3,609,237)

Net increase (decrease) in net assets from operations	(1,949,204)	5,838,420	17,685,859	10,979,099	1,504,077	(3,111,837)

Changes from principal transactions:
Purchase payments	189,948	286,179	579,856	820,583	454,665	126,526
Transfers between sub-accounts and the company	(4,294,843)	620,732	(331,182)	(2,525,283)	(7,394,438)	114,789,257
Withdrawals	(4,241,519)	(9,330,466)	(27,587,029)	(22,067,502)	(10,526,304)	(10,384,470)
Annual contract fee	(192,180)	(215,417)	(2,179,900)	(2,178,707)	(256,026)	(197,455)

Net increase (decrease) in net assets from principal transactions	(8,538,594)	(8,638,972)	(29,518,255)	(25,950,909)	(17,722,103)	104,333,858

Total increase (decrease) in net assets	(10,487,798)	(2,800,552)	(11,832,396)	(14,971,810)	(16,218,026)	101,222,021
Net assets at beginning of period	61,536,582	64,337,134	293,193,971	308,165,781	101,222,021	—

Net assets at end of period	$51,048,784	$61,536,582	$281,361,575	$293,193,971	$85,003,995	$101,222,021

	2016	2015	2016	2015	2016	2015
Units, beginning of period	2,331,857	2,665,439	14,889,562	15,683,297	6,088,132	—
Units issued	134,637	442,191	4,979,660	3,614,365	514,369	7,215,331
Units redeemed	(469,154)	(775,773)	(5,772,636)	(4,408,100)	(1,558,145)	(1,127,199)

Units, end of period	1,997,340	2,331,857	14,096,586	14,889,562	5,044,356	6,088,132

(c)	Sub-account available in prior year but no activity.

See accompanying notes.

36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series II		Core Strategy Trust Series I		Core Strategy Trust Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$1,879,985	$1,753,888	$2,412,773	$2,768,898	$56,342,475	$66,136,882
Expenses:
Mortality and expense risk and administrative charges	(1,722,840)	(1,368,046)	(1,072,278)	(1,157,304)	(43,406,529)	(48,077,488)

Net investment income (loss)	157,145	385,842	1,340,495	1,611,594	12,935,946	18,059,394

Realized gains (losses) on investments:
Capital gain distributions received	58,626	275,569	4,936,714	4,182,335	128,036,100	109,434,706
Net realized gain (loss)	(188,450)	(445,424)	(73,621)	806,521	(2,082,756)	43,542,880

Realized gains (losses)	(129,824)	(169,855)	4,863,093	4,988,856	125,953,344	152,977,586

Unrealized appreciation (depreciation) during the period	1,294,770	(3,868,503)	857,555	(7,689,599)	24,401,622	(228,848,797)

Net increase (decrease) in net assets from operations	1,322,091	(3,652,516)	7,061,143	(1,089,149)	163,290,912	(57,811,817)

Changes from principal transactions:
Purchase payments	165,798	160,961	206,174	858,995	6,144,358	7,769,153
Transfers between sub-accounts and the company	2,064,677	123,392,243	1,291,038	551,250	77,298,414	147,146,021
Withdrawals	(16,788,468)	(13,444,823)	(7,244,684)	(12,495,502)	(252,867,160)	(328,195,436)
Annual contract fee	(289,069)	(223,643)	(904,914)	(904,815)	(23,821,708)	(24,115,590)

Net increase (decrease) in net assets from principal transactions	(14,847,062)	109,884,738	(6,652,386)	(11,990,072)	(193,246,096)	(197,395,852)

Total increase (decrease) in net assets	(13,524,971)	106,232,222	408,757	(13,079,221)	(29,955,184)	(255,207,669)
Net assets at beginning of period	113,077,963	6,845,741	120,049,712	133,128,933	3,154,380,370	3,409,588,039

Net assets at end of period	$99,552,992	$113,077,963	$120,458,469	$120,049,712	$3,124,425,186	$3,154,380,370

	2016	2015	2016	2015	2016	2015
Units, beginning of period	7,077,102	400,200	8,438,794	9,263,197	181,998,758	190,432,761
Units issued	1,186,553	8,611,036	276,717	230,858	36,146,461	38,956,824
Units redeemed	(2,121,610)	(1,934,134)	(739,699)	(1,055,261)	(44,630,989)	(47,390,827)

Units, end of period	6,142,045	7,077,102	7,975,812	8,438,794	173,514,230	181,998,758

See accompanying notes.

37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Strategy Trust Series NAV		DWS Equity 500 Index		Equity Income Trust Series I
	2016	2015	2016	2015	2016 (b)	2015
Income:
Dividend distributions received	$138,689	$167,534	$220,860	$178,961	$4,081,594	$3,921,085
Expenses:
Mortality and expense risk and administrative charges	(89,781)	(102,929)	(205,539)	(224,853)	(2,738,373)	(3,119,432)

Net investment income (loss)	48,908	64,605	15,321	(45,892)	1,343,221	801,653

Realized gains (losses) on investments:
Capital gain distributions received	283,072	254,602	996,811	641,265	17,828,577	18,530,620
Net realized gain (loss)	114,502	167,801	509,862	646,589	2,254,513	3,772,837

Realized gains (losses)	397,574	422,403	1,506,673	1,287,854	20,083,090	22,303,457

Unrealized appreciation (depreciation) during the period	(68,691)	(581,766)	(394,038)	(1,363,350)	8,535,957	(40,818,884)

Net increase (decrease) in net assets from operations	377,791	(94,758)	1,127,956	(121,388)	29,962,268	(17,713,774)

Changes from principal transactions:
Purchase payments	—	—	13,012	7,511	374,221	459,435
Transfers between sub-accounts and the company	—	—	(1,019,909)	(275,716)	(5,054,545)	(5,893,558)
Withdrawals	(723,472)	(951,508)	(552,603)	(1,290,895)	(17,966,440)	(22,967,205)
Annual contract fee	—	—	(64,457)	(66,235)	(315,378)	(329,881)

Net increase (decrease) in net assets from principal transactions	(723,472)	(951,508)	(1,623,957)	(1,625,335)	(22,962,142)	(28,731,209)

Total increase (decrease) in net assets	(345,681)	(1,046,266)	(496,001)	(1,746,723)	7,000,126	(46,444,983)
Net assets at beginning of period	7,113,675	8,159,941	13,229,207	14,975,930	188,428,545	234,873,528

Net assets at end of period	$6,767,994	$7,113,675	$12,733,206	$13,229,207	$195,428,671	$188,428,545

	2016	2015	2016	2015	2016	2015
Units, beginning of period	370,276	422,522	421,354	472,447	4,831,286	5,548,872
Units issued	—	58	3,457	3,743	121,940	87,510
Units redeemed	(37,693)	(52,304)	(54,905)	(54,836)	(703,541)	(805,096)

Units, end of period	332,583	370,276	369,906	421,354	4,249,685	4,831,286

(b)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series I.

See accompanying notes.

38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity Income Trust Series II		Financial Industries Trust Series I		Financial Industries Trust Series II
	2016 (d)	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$2,410,484	$2,197,645	$136,094	$104,871	$173,136	$124,804
Expenses:
Mortality and expense risk and administrative charges	(1,860,262)	(2,081,394)	(134,647)	(161,178)	(215,227)	(272,410)

Net investment income (loss)	550,222	116,251	1,447	(56,307)	(42,091)	(147,606)

Realized gains (losses) on investments:
Capital gain distributions received	11,517,630	11,549,405	—	3,232,790	—	5,220,704
Net realized gain (loss)	4,201,359	8,662,712	(395,170)	778,185	(460,849)	1,129,639

Realized gains (losses)	15,718,989	20,212,117	(395,170)	4,010,975	(460,849)	6,350,343

Unrealized appreciation (depreciation) during the period	2,553,451	(31,674,214)	1,852,052	(4,408,114)	2,706,716	(6,956,328)

Net increase (decrease) in net assets from operations	18,822,662	(11,345,846)	1,458,329	(453,446)	2,203,776	(753,591)

Changes from principal transactions:
Purchase payments	382,634	575,554	9,974	15,017	48,454	88,122
Transfers between sub-accounts and the company	1,781,876	(1,178,560)	801,224	495,708	1,749,312	293,384
Withdrawals	(13,143,498)	(16,307,405)	(659,797)	(1,214,761)	(2,602,500)	(2,179,782)
Annual contract fee	(367,652)	(381,215)	(29,728)	(31,525)	(45,197)	(50,649)

Net increase (decrease) in net assets from principal transactions	(11,346,640)	(17,291,626)	121,673	(735,561)	(849,931)	(1,848,925)

Total increase (decrease) in net assets	7,476,022	(28,637,472)	1,580,002	(1,189,007)	1,353,845	(2,602,516)
Net assets at beginning of period	118,166,050	146,803,522	10,015,139	11,204,146	16,183,621	18,786,137

Net assets at end of period	$125,642,072	$118,166,050	$11,595,141	$10,015,139	$17,537,466	$16,183,621

	2016	2015	2016	2015	2016	2015
Units, beginning of period	5,626,144	6,397,175	543,058	582,868	839,929	933,415
Units issued	495,710	602,392	192,978	91,612	252,047	157,960
Units redeemed	(1,005,749)	(1,373,423)	(202,677)	(131,422)	(320,361)	(251,446)

Units, end of period	5,116,105	5,626,144	533,359	543,058	771,615	839,929

(d)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series II.

See accompanying notes.

39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Franklin Templeton Founding Allocation Trust Series I		Franklin Templeton Founding Allocation Trust Series II		Fundamental All Cap Core Trust Series II
	2016 (e)	2015	2016 (f)	2015	2016	2015
Income:
Dividend distributions received	$786,623	$1,127,549	$16,842,775	$24,410,293	$77,244	$—
Expenses:
Mortality and expense risk and administrative charges	(280,903)	(394,603)	(10,192,750)	(14,824,353)	(673,065)	(794,100)

Net investment income (loss)	505,720	732,946	6,650,025	9,585,940	(595,821)	(794,100)

Realized gains (losses) on investments:
Capital gain distributions received	1,990,839	—	45,972,480	—	5,819,875	2,261,977
Net realized gain (loss)	8,569,286	1,975,403	152,093,787	16,273,686	1,244,887	3,300,320

Realized gains (losses)	10,560,125	1,975,403	198,066,267	16,273,686	7,064,762	5,562,297

Unrealized appreciation (depreciation) during the period	(8,467,690)	(5,475,576)	(149,995,854)	(97,967,375)	(4,099,205)	(3,591,051)

Net increase (decrease) in net assets from operations	2,598,155	(2,767,227)	54,720,438	(72,107,749)	2,369,736	1,177,146

Changes from principal transactions:
Purchase payments	4,755	21,690	824,259	3,197,689	100,342	150,079
Transfers between sub-accounts and the company	(38,921,423)	(611,647)	(889,346,472)	(15,189,822)	(1,713,332)	(749,450)
Withdrawals	(1,901,227)	(2,920,736)	(57,218,102)	(100,294,810)	(3,987,367)	(5,685,565)
Annual contract fee	(220,432)	(250,737)	(5,073,415)	(6,896,588)	(191,793)	(214,057)

Net increase (decrease) in net assets from principal transactions	(41,038,327)	(3,761,430)	(950,813,730)	(119,183,531)	(5,792,150)	(6,498,993)

Total increase (decrease) in net assets	(38,440,172)	(6,528,657)	(896,093,292)	(191,291,280)	(3,422,414)	(5,321,847)
Net assets at beginning of period	38,440,172	44,968,829	896,093,292	1,087,384,572	46,759,140	52,080,987

Net assets at end of period	$—	$38,440,172	$—	$896,093,292	$43,336,726	$46,759,140

	2016	2015	2016	2015	2016	2015
Units, beginning of period	2,348,028	2,563,067	64,511,283	73,303,818	1,545,623	1,757,592
Units issued	4,985	18,922	187,054	10,504,674	46,377	181,913
Units redeemed	(2,353,013)	(233,961)	(64,698,337)	(19,297,209)	(244,324)	(393,882)

Units, end of period	—	2,348,028	—	64,511,283	1,347,676	1,545,623

(e)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(f)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series II on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series II		Global Allocation
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$4,788,809	$2,519,915	$3,575,830	$1,660,106	$7,611	$7,228
Expenses:
Mortality and expense risk and administrative charges	(3,188,634)	(3,828,569)	(2,803,134)	(3,377,575)	(9,534)	(10,678)

Net investment income (loss)	1,600,175	(1,308,654)	772,696	(1,717,469)	(1,923)	(3,450)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	37,617
Net realized gain (loss)	(1,323,604)	1,946,053	727,310	2,867,399	1,103	21,537

Realized gains (losses)	(1,323,604)	1,946,053	727,310	2,867,399	1,103	59,154

Unrealized appreciation (depreciation) during the period	17,000,427	(6,855,586)	12,573,225	(6,726,894)	17,339	(71,474)

Net increase (decrease) in net assets from operations	17,276,998	(6,218,187)	14,073,231	(5,576,964)	16,519	(15,770)

Changes from principal transactions:
Purchase payments	367,172	421,280	322,726	432,902	—	—
Transfers between sub-accounts and the company	(8,590,833)	(5,368,705)	(6,025,283)	(6,011,060)	(22,514)	(21,230)
Withdrawals	(19,585,765)	(33,048,803)	(19,560,030)	(29,730,499)	(2,927)	(38,958)
Annual contract fee	(363,265)	(398,534)	(713,810)	(796,549)	(1,032)	(1,372)

Net increase (decrease) in net assets from principal transactions	(28,172,691)	(38,394,762)	(25,976,397)	(36,105,206)	(26,473)	(61,560)

Total increase (decrease) in net assets	(10,895,693)	(44,612,949)	(11,903,166)	(41,682,170)	(9,954)	(77,330)
Net assets at beginning of period	236,820,020	281,432,969	192,420,560	234,102,730	689,117	766,447

Net assets at end of period	$225,924,327	$236,820,020	$180,517,394	$192,420,560	$679,163	$689,117

	2016	2015	2016	2015	2016	2015
Units, beginning of period	10,280,783	11,918,462	9,294,930	10,924,556	36,800	40,007
Units issued	148,633	169,878	482,772	511,930	41	22
Units redeemed	(1,393,170)	(1,807,557)	(1,721,751)	(2,141,556)	(1,477)	(3,229)

Units, end of period	9,036,246	10,280,783	8,055,951	9,294,930	35,364	36,800

See accompanying notes.

41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Bond Trust Series I		Global Bond Trust Series II		Global Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$—	$918,199	$—	$2,273,546	$5,121,661	$2,573,204
Expenses:
Mortality and expense risk and administrative charges	(497,588)	(533,391)	(1,232,371)	(1,408,565)	(1,450,372)	(1,762,523)

Net investment income (loss)	(497,588)	384,808	(1,232,371)	864,981	3,671,289	810,681

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(69,918)	22,148	(1,412,183)	(1,784,755)	4,254,740	7,810,975

Realized gains (losses)	(69,918)	22,148	(1,412,183)	(1,784,755)	4,254,740	7,810,975

Unrealized appreciation (depreciation) during the period	1,160,820	(2,257,880)	4,051,058	(3,990,293)	987,102	(18,378,215)

Net increase (decrease) in net assets from operations	593,314	(1,850,924)	1,406,504	(4,910,067)	8,913,131	(9,756,559)

Changes from principal transactions:
Purchase payments	93,108	45,720	196,745	160,267	175,274	561,270
Transfers between sub-accounts and the company	803,596	(1,554,059)	1,108,203	(3,890,652)	(3,342,593)	(2,443,256)
Withdrawals	(2,954,534)	(4,323,788)	(8,561,419)	(13,683,798)	(9,560,003)	(15,965,070)
Annual contract fee	(51,181)	(54,305)	(315,447)	(335,630)	(363,417)	(404,525)

Net increase (decrease) in net assets from principal transactions	(2,109,011)	(5,886,432)	(7,571,918)	(17,749,813)	(13,090,739)	(18,251,581)

Total increase (decrease) in net assets	(1,515,697)	(7,737,356)	(6,165,414)	(22,659,880)	(4,177,608)	(28,008,140)
Net assets at beginning of period	32,985,688	40,723,044	79,193,917	101,853,797	120,662,812	148,670,952

Net assets at end of period	$31,469,991	$32,985,688	$73,028,503	$79,193,917	$116,485,204	$120,662,812

	2016	2015	2016	2015	2016	2015
Units, beginning of period	1,173,264	1,394,459	4,374,481	5,230,553	5,315,383	5,984,113
Units issued	131,020	36,521	708,087	526,374	172,438	212,304
Units redeemed	(206,633)	(257,716)	(1,069,648)	(1,382,446)	(705,198)	(881,034)

Units, end of period	1,097,651	1,173,264	4,012,920	4,374,481	4,782,623	5,315,383

See accompanying notes.

42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Trust Series II		Health Sciences Trust Series I		Health Sciences Trust Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$1,547,756	$777,738	$36,921	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(573,521)	(751,251)	(856,548)	(1,131,493)	(1,102,502)	(1,499,077)

Net investment income (loss)	974,235	26,487	(819,627)	(1,131,493)	(1,102,502)	(1,499,077)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	13,281,572	11,739,601	16,771,442	14,941,648
Net realized gain (loss)	(620,108)	1,818,989	1,936,114	8,593,340	281,856	12,562,568

Realized gains (losses)	(620,108)	1,818,989	15,217,686	20,332,941	17,053,298	27,504,216

Unrealized appreciation (depreciation) during the period	2,148,493	(5,409,130)	(22,607,094)	(11,828,534)	(26,093,615)	(16,509,231)

Net increase (decrease) in net assets from operations	2,502,620	(3,563,654)	(8,209,035)	7,372,914	(10,142,819)	9,495,908

Changes from principal transactions:
Purchase payments	115,350	167,254	126,809	262,942	173,767	200,044
Transfers between sub-accounts and the company	(1,277,596)	(3,762,052)	(7,346,334)	2,311,167	(8,834,285)	753,176
Withdrawals	(3,935,773)	(6,016,722)	(5,223,997)	(6,869,324)	(7,151,853)	(12,778,732)
Annual contract fee	(147,843)	(182,069)	(153,468)	(179,907)	(242,118)	(303,028)

Net increase (decrease) in net assets from principal transactions	(5,245,862)	(9,793,589)	(12,596,990)	(4,475,122)	(16,054,489)	(12,128,540)

Total increase (decrease) in net assets	(2,743,242)	(13,357,243)	(20,806,025)	2,897,792	(26,197,308)	(2,632,632)
Net assets at beginning of period	39,570,879	52,928,122	70,279,665	67,381,873	86,054,164	88,686,796

Net assets at end of period	$36,827,637	$39,570,879	$49,473,640	$70,279,665	$59,856,856	$86,054,164

	2016	2015	2016	2015	2016	2015
Units, beginning of period	2,175,286	2,679,409	1,124,721	1,197,219	1,420,329	1,601,816
Units issued	149,732	184,149	69,797	199,444	185,254	328,854
Units redeemed	(442,125)	(688,272)	(296,350)	(271,942)	(464,312)	(510,341)

Units, end of period	1,882,893	2,175,286	898,168	1,124,721	1,141,271	1,420,329

See accompanying notes.

43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series I		High Yield Trust Series II		International Core Trust Series I
	2016	2015	2016	2015	2016 (g)	2015
Income:
Dividend distributions received	$4,651,653	$5,558,059	$3,841,847	$5,013,096	$3,496,371	$603,114
Expenses:
Mortality and expense risk and administrative charges	(836,568)	(963,224)	(910,590)	(1,154,053)	(204,955)	(328,015)

Net investment income (loss)	3,815,085	4,594,835	2,931,257	3,859,043	3,291,416	275,099

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(3,487,975)	(2,708,008)	(5,430,105)	(2,785,497)	(3,794,157)	1,319,158

Realized gains (losses)	(3,487,975)	(2,708,008)	(5,430,105)	(2,785,497)	(3,794,157)	1,319,158

Unrealized appreciation (depreciation) during the period	9,425,003	(8,639,371)	10,358,254	(8,019,101)	455,609	(2,901,248)

Net increase (decrease) in net assets from operations	9,752,113	(6,752,544)	7,859,406	(6,945,555)	(47,132)	(1,306,991)

Changes from principal transactions:
Purchase payments	79,661	495,429	90,000	150,589	12,090	33,389
Transfers between sub-accounts and the company	78,910	(1,752,022)	(3,347,897)	(2,611,113)	(17,370,206)	(639,707)
Withdrawals	(7,104,164)	(9,438,586)	(8,710,162)	(9,209,407)	(1,162,776)	(2,597,254)
Annual contract fee	(364,327)	(383,255)	(238,906)	(262,188)	(32,603)	(45,899)

Net increase (decrease) in net assets from principal transactions	(7,309,920)	(11,078,434)	(12,206,965)	(11,932,119)	(18,553,495)	(3,249,471)

Total increase (decrease) in net assets	2,442,193	(17,830,978)	(4,347,559)	(18,877,674)	(18,600,627)	(4,556,462)
Net assets at beginning of period	66,200,149	84,031,127	62,633,847	81,511,521	18,600,627	23,157,089

Net assets at end of period	$68,642,342	$66,200,149	$58,286,288	$62,633,847	$—	$18,600,627

	2016	2015	2016	2015	2016	2015
Units, beginning of period	4,436,552	4,995,857	3,361,005	3,758,891	1,177,082	1,370,753
Units issued	558,151	831,473	667,537	1,259,815	43,188	128,933
Units redeemed	(1,055,133)	(1,390,778)	(1,302,176)	(1,657,701)	(1,220,270)	(322,604)

Units, end of period	3,939,570	4,436,552	2,726,366	3,361,005	—	1,177,082

(g)

Terminated as an investment option and funds transferred to International Value Trust Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Core Trust Series II		International Equity Index Trust B Series I		International Equity Index Trust B Series II
	2016 (h)	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$2,550,938	$429,699	$358,775	$379,869	$288,886	$323,010
Expenses:
Mortality and expense risk and administrative charges	(171,346)	(260,065)	(205,539)	(253,761)	(190,670)	(258,550)

Net investment income (loss)	2,379,592	169,634	153,236	126,108	98,216	64,460

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(3,634,390)	592,248	1,061	358,378	(54,206)	385,986

Realized gains (losses)	(3,634,390)	592,248	1,061	358,378	(54,206)	385,986

Unrealized appreciation (depreciation) during the period	1,185,286	(1,912,018)	239,225	(1,620,842)	259,272	(1,572,858)

Net increase (decrease) in net assets from operations	(69,512)	(1,150,136)	393,522	(1,136,356)	303,282	(1,122,412)

Changes from principal transactions:
Purchase payments	88,673	97,704	31,021	40,422	23,056	49,552
Transfers between sub-accounts and the company	(13,316,732)	2,009,278	(373,581)	(164,995)	(106,461)	(2,130,438)
Withdrawals	(1,211,416)	(2,085,303)	(1,157,377)	(2,235,764)	(1,147,829)	(1,857,627)
Annual contract fee	(35,355)	(47,122)	(43,647)	(48,698)	(50,562)	(62,891)

Net increase (decrease) in net assets from principal transactions	(14,474,830)	(25,443)	(1,543,584)	(2,409,035)	(1,281,796)	(4,001,404)

Total increase (decrease) in net assets	(14,544,342)	(1,175,579)	(1,150,062)	(3,545,391)	(978,514)	(5,123,816)
Net assets at beginning of period	14,544,342	15,719,921	14,657,677	18,203,068	12,970,774	18,094,590

Net assets at end of period	$—	$14,544,342	$13,507,615	$14,657,677	$11,992,260	$12,970,774

	2016	2015	2016	2015	2016	2015
Units, beginning of period	867,657	869,252	1,123,986	1,294,175	1,007,697	1,298,172
Units issued	79,235	224,652	53,810	109,848	70,969	108,812
Units redeemed	(946,892)	(226,247)	(171,330)	(280,037)	(171,234)	(399,287)

Units, end of period	—	867,657	1,006,466	1,123,986	907,432	1,007,697

(h)

Terminated as an investment option and funds transferred to International Value Trust Series II on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Trust B Series NAV		International Growth Stock Trust Series II		International Small Company Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$295,441	$306,576	$238,417	$289,860	$449,863	$474,572
Expenses:
Mortality and expense risk and administrative charges	(177,463)	(211,316)	(239,473)	(277,815)	(343,216)	(392,037)

Net investment income (loss)	117,978	95,260	(1,056)	12,045	106,647	82,535

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	140,887	(30,119)	293,708	661,597	1,024,053	1,337,574

Realized gains (losses)	140,887	(30,119)	293,708	661,597	1,024,053	1,337,574

Unrealized appreciation (depreciation) during the period	25,493	(927,220)	(797,794)	(1,428,890)	(407,277)	(138,030)

Net increase (decrease) in net assets from operations	284,358	(862,079)	(505,142)	(755,248)	723,423	1,282,079

Changes from principal transactions:
Purchase payments	48,494	33,166	128,318	151,656	40,915	79,886
Transfers between sub-accounts and the company	(137,053)	(344,855)	(182,512)	1,327,479	(1,062,350)	(528,376)
Withdrawals	(590,589)	(1,331,382)	(1,493,808)	(2,122,881)	(2,062,250)	(2,464,674)
Annual contract fee	(57,595)	(67,088)	(46,993)	(46,722)	(56,761)	(55,164)

Net increase (decrease) in net assets from principal transactions	(736,743)	(1,710,159)	(1,594,995)	(690,468)	(3,140,446)	(2,968,328)

Total increase (decrease) in net assets	(452,385)	(2,572,238)	(2,100,137)	(1,445,716)	(2,417,023)	(1,686,249)
Net assets at beginning of period	11,604,195	14,176,433	17,314,937	18,760,653	25,203,554	26,889,803

Net assets at end of period	$11,151,810	$11,604,195	$15,214,800	$17,314,937	$22,786,531	$25,203,554

	2016	2015	2016	2015	2016	2015
Units, beginning of period	1,117,137	1,263,800	1,202,686	1,249,862	1,457,801	1,633,196
Units issued	37,486	26,410	147,247	311,974	51,211	110,677
Units redeemed	(109,313)	(173,073)	(261,250)	(359,150)	(234,086)	(286,072)

Units, end of period	1,045,310	1,117,137	1,088,683	1,202,686	1,274,926	1,457,801

See accompanying notes.

46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series II		International Value Trust Series I		International Value Trust Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$260,479	$291,598	$1,472,805	$1,164,631	$1,181,089	$915,016
Expenses:
Mortality and expense risk and administrative charges	(236,864)	(274,069)	(840,035)	(969,450)	(824,394)	(973,979)

Net investment income (loss)	23,615	17,529	632,770	195,181	356,695	(58,963)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	592,560	1,061,726	(629,505)	(969,146)	733,777	3,924,634

Realized gains (losses)	592,560	1,061,726	(629,505)	(969,146)	733,777	3,924,634

Unrealized appreciation (depreciation) during the period	(147,484)	(295,595)	5,666,851	(4,756,397)	3,842,067	(9,123,146)

Net increase (decrease) in net assets from operations	468,691	783,660	5,670,116	(5,530,362)	4,932,539	(5,257,475)

Changes from principal transactions:
Purchase payments	88,967	135,887	349,345	170,436	189,327	211,690
Transfers between sub-accounts and the company	(605,427)	543,660	15,158,804	(1,769,701)	12,163,038	(472,041)
Withdrawals	(1,603,916)	(2,279,557)	(4,433,341)	(7,187,685)	(5,426,066)	(8,227,768)
Annual contract fee	(55,428)	(61,023)	(130,580)	(140,270)	(174,867)	(194,535)

Net increase (decrease) in net assets from principal transactions	(2,175,804)	(1,661,033)	10,944,228	(8,927,220)	6,751,432	(8,682,654)

Total increase (decrease) in net assets	(1,707,113)	(877,373)	16,614,344	(14,457,582)	11,683,971	(13,940,129)
Net assets at beginning of period	16,604,823	17,482,196	55,740,259	70,197,841	51,914,814	65,854,943

Net assets at end of period	$14,897,710	$16,604,823	$72,354,603	$55,740,259	$63,598,785	$51,914,814

	2016	2015	2016	2015	2016	2015
Units, beginning of period	988,199	1,088,144	3,228,261	3,689,892	2,779,684	3,209,864
Units issued	140,161	220,387	1,025,939	143,241	905,508	409,622
Units redeemed	(268,592)	(320,332)	(472,338)	(604,872)	(607,614)	(839,802)

Units, end of period	859,768	988,199	3,781,862	3,228,261	3,077,578	2,779,684

See accompanying notes.

47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II		Lifestyle Aggressive MVP Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$3,127,158	$2,789,584	$1,400,844	$1,298,015	$878,001	$1,311,144
Expenses:
Mortality and expense risk and administrative charges	(1,548,366)	(1,675,578)	(1,120,231)	(1,259,090)	(831,923)	(1,065,446)

Net investment income (loss)	1,578,792	1,114,006	280,613	38,925	46,078	245,698

Realized gains (losses) on investments:
Capital gain distributions received	845,948	6,610,620	420,016	3,473,587	493,698	—
Net realized gain (loss)	(786,434)	(170,466)	(580,139)	(150,525)	2,574,456	5,658,127

Realized gains (losses)	59,514	6,440,154	(160,123)	3,323,062	3,068,154	5,658,127

Unrealized appreciation (depreciation) during the period	2,886,328	(10,353,443)	1,775,032	(5,359,320)	(3,098,740)	(10,805,292)

Net increase (decrease) in net assets from operations	4,524,634	(2,799,283)	1,895,522	(1,997,333)	15,492	(4,901,467)

Changes from principal transactions:
Purchase payments	175,708	276,964	75,542	168,683	207,590	237,413
Transfers between sub-accounts and the company	3,053,338	95,604	1,660,814	402,095	(3,778,873)	(9,769,648)
Withdrawals	(11,520,977)	(17,630,461)	(9,377,991)	(11,486,576)	(4,905,141)	(6,344,657)
Annual contract fee	(773,600)	(792,666)	(281,986)	(300,054)	(236,854)	(260,327)

Net increase (decrease) in net assets from principal transactions	(9,065,531)	(18,050,559)	(7,923,621)	(11,215,852)	(8,713,278)	(16,137,219)

Total increase (decrease) in net assets	(4,540,897)	(20,849,842)	(6,028,099)	(13,213,185)	(8,697,786)	(21,038,686)
Net assets at beginning of period	144,236,015	165,085,857	74,511,867	87,725,052	61,876,691	82,915,377

Net assets at end of period	$139,695,118	$144,236,015	$68,483,768	$74,511,867	$53,178,905	$61,876,691

	2016	2015	2016	2015	2016	2015
Units, beginning of period	7,725,499	8,695,039	4,206,022	4,822,048	2,986,489	3,743,208
Units issued	437,256	407,428	414,970	357,928	38,788	65,634
Units redeemed	(895,858)	(1,376,968)	(828,428)	(973,954)	(467,104)	(822,353)

Units, end of period	7,266,897	7,725,499	3,792,564	4,206,022	2,558,173	2,986,489

See accompanying notes.

48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Aggressive MVP Series II		Lifestyle Aggressive Trust PS Series I		Lifestyle Aggressive Trust PS Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$1,196,367	$1,845,312	$46,731	$30,038	$64,867	$70,490
Expenses:
Mortality and expense risk and administrative charges	(1,367,193)	(1,748,105)	(28,705)	(17,958)	(69,296)	(71,526)

Net investment income (loss)	(170,826)	97,207	18,026	12,080	(4,429)	(1,036)

Realized gains (losses) on investments:
Capital gain distributions received	783,854	—	66,140	1,574	153,371	4,787
Net realized gain (loss)	4,511,360	6,040,691	1,811	(1,744)	(25,816)	8,579

Realized gains (losses)	5,295,214	6,040,691	67,951	(170)	127,555	13,366

Unrealized appreciation (depreciation) during the period	(5,333,872)	(14,359,461)	89,700	(91,751)	186,822	(173,200)

Net increase (decrease) in net assets from operations	(209,484)	(8,221,563)	175,677	(79,841)	309,948	(160,870)

Changes from principal transactions:
Purchase payments	528,415	730,374	—	—	7,500	7,500
Transfers between sub-accounts and the company	(2,530,172)	(6,505,478)	1,121,608	913,806	154,220	718,794
Withdrawals	(12,561,129)	(16,344,409)	(3,465)	(1,485)	(89,178)	(289,312)
Annual contract fee	(352,731)	(409,005)	(8,035)	(6,674)	(18,883)	(17,996)

Net increase (decrease) in net assets from principal transactions	(14,915,617)	(22,528,518)	1,110,108	905,647	53,659	418,986

Total increase (decrease) in net assets	(15,125,101)	(30,750,081)	1,285,785	825,806	363,607	258,116
Net assets at beginning of period	96,526,782	127,276,863	1,565,951	740,145	4,108,709	3,850,593

Net assets at end of period	$81,401,681	$96,526,782	$2,851,736	$1,565,951	$4,472,316	$4,108,709

	2016	2015	2016	2015	2016	2015
Units, beginning of period	4,830,072	5,899,699	121,612	55,686	321,594	291,089
Units issued	239,422	250,261	91,798	71,771	34,566	75,047
Units redeemed	(1,001,127)	(1,319,888)	(7,849)	(5,845)	(30,663)	(44,542)

Units, end of period	4,068,367	4,830,072	205,561	121,612	325,497	321,594

See accompanying notes.

49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced MVP Series I		Lifestyle Balanced MVP Series II		Lifestyle Balanced MVP Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$9,475,498	$12,655,770	$110,819,349	$149,196,463	$2,141	$2,384
Expenses:
Mortality and expense risk and administrative charges	(5,798,990)	(6,867,830)	(89,172,624)	(106,095,932)	(1,169)	(1,135)

Net investment income (loss)	3,676,508	5,787,940	21,646,725	43,100,531	972	1,249

Realized gains (losses) on investments:
Capital gain distributions received	19,189,660	38,777,076	249,112,626	498,060,060	4,075	6,813
Net realized gain (loss)	8,083,259	15,994,542	13,988,407	49,166,391	35	129

Realized gains (losses)	27,272,919	54,771,618	263,101,033	547,226,451	4,110	6,942

Unrealized appreciation (depreciation) during the period	(15,058,140)	(78,307,059)	(103,867,512)	(843,104,075)	(1,522)	(11,454)

Net increase (decrease) in net assets from operations	15,891,287	(17,747,501)	180,880,246	(252,777,093)	3,560	(3,263)

Changes from principal transactions:
Purchase payments	710,261	1,844,786	8,745,351	13,822,974	4,479	4,502
Transfers between sub-accounts and the company	(21,001,135)	(15,638,755)	(123,456,035)	(218,766,496)	—	—
Withdrawals	(39,950,007)	(58,261,870)	(602,806,698)	(775,608,662)	—	—
Annual contract fee	(2,378,786)	(2,604,454)	(39,690,465)	(42,639,342)	—	—

Net increase (decrease) in net assets from principal transactions	(62,619,667)	(74,660,293)	(757,207,847)	(1,023,191,526)	4,479	4,502

Total increase (decrease) in net assets	(46,728,380)	(92,407,794)	(576,327,601)	(1,275,968,619)	8,039	1,239
Net assets at beginning of period	499,013,642	591,421,436	6,388,483,706	7,664,452,325	92,225	90,986

Net assets at end of period	$452,285,262	$499,013,642	$5,812,156,105	$6,388,483,706	$100,264	$92,225

	2016	2015	2016	2015	2016	2015
Units, beginning of period	25,247,193	28,771,889	345,535,697	393,696,426	5,403	5,151
Units issued	436,100	480,774	34,594,173	34,625,236	263	252
Units redeemed	(3,499,207)	(4,005,470)	(71,700,913)	(82,785,965)	—	—

Units, end of period	22,184,086	25,247,193	308,428,957	345,535,697	5,666	5,403

See accompanying notes.

50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced Trust PS Series I		Lifestyle Balanced Trust PS Series II		Lifestyle Conservative MVP Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$352,048	$332,616	$11,010,203	$11,366,974	$2,968,446	$3,426,035
Expenses:
Mortality and expense risk and administrative charges	(174,387)	(147,457)	(7,160,262)	(7,039,830)	(1,605,522)	(1,791,113)

Net investment income (loss)	177,661	185,159	3,849,941	4,327,144	1,362,924	1,634,922

Realized gains (losses) on investments:
Capital gain distributions received	348,244	220,906	12,099,722	8,789,726	2,804,831	7,586,225
Net realized gain (loss)	(51,490)	24,969	5,713,586	7,413,841	(2,532,954)	(1,932,532)

Realized gains (losses)	296,754	245,875	17,813,308	16,203,567	271,877	5,653,693

Unrealized appreciation (depreciation) during the period	184,623	(608,208)	237,574	(29,570,299)	2,526,822	(8,763,218)

Net increase (decrease) in net assets from operations	659,038	(177,174)	21,900,823	(9,039,588)	4,161,623	(1,474,603)

Changes from principal transactions:
Purchase payments	168,564	43,576	9,584,782	6,857,184	104,924	222,464
Transfers between sub-accounts and the company	2,666,572	4,522,218	44,063,504	68,733,806	1,665,127	210,635
Withdrawals	(1,350,261)	(1,509,386)	(36,526,530)	(37,052,630)	(11,669,964)	(19,878,665)
Annual contract fee	(80,595)	(74,640)	(4,262,003)	(4,093,441)	(550,055)	(558,102)

Net increase (decrease) in net assets from principal transactions	1,404,280	2,981,768	12,859,753	34,444,919	(10,449,968)	(20,003,668)

Total increase (decrease) in net assets	2,063,318	2,804,594	34,760,576	25,405,331	(6,288,345)	(21,478,271)
Net assets at beginning of period	13,587,382	10,782,788	501,437,219	476,031,888	128,979,681	150,457,952

Net assets at end of period	$15,650,700	$13,587,382	$536,197,795	$501,437,219	$122,691,336	$128,979,681

	2016	2015	2016	2015	2016	2015
Units, beginning of period	1,038,841	814,601	34,914,769	32,131,824	6,324,010	7,240,299
Units issued	273,965	463,226	11,249,175	10,665,781	338,013	396,862
Units redeemed	(170,531)	(238,986)	(9,896,464)	(7,882,836)	(820,333)	(1,313,151)

Units, end of period	1,142,275	1,038,841	36,267,480	34,914,769	5,841,690	6,324,010

See accompanying notes.

51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Conservative MVP Series II		Lifestyle Conservative Trust PS Series I		Lifestyle Conservative Trust PS Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$26,422,392	$31,624,352	$144,943	$127,615	$2,583,645	$2,461,522
Expenses:
Mortality and expense risk and administrative charges	(18,622,273)	(21,074,196)	(63,436)	(50,527)	(1,564,369)	(1,369,560)

Net investment income (loss)	7,800,119	10,550,156	81,507	77,088	1,019,276	1,091,962

Realized gains (losses) on investments:
Capital gain distributions received	27,885,901	75,951,442	56,397	44,637	1,224,944	1,005,289
Net realized gain (loss)	(25,651,136)	(12,011,915)	(46,620)	(11,621)	(413,372)	185,734

Realized gains (losses)	2,234,765	63,939,527	9,777	33,016	811,572	1,191,023

Unrealized appreciation (depreciation) during the period	25,266,756	(94,850,173)	50,278	(155,686)	1,216,688	(3,743,443)

Net increase (decrease) in net assets from operations	35,301,640	(20,360,490)	141,562	(45,582)	3,047,536	(1,460,458)

Changes from principal transactions:
Purchase payments	1,285,386	2,821,219	50,975	165,658	2,825,707	1,586,859
Transfers between sub-accounts and the company	20,925,926	(23,066,821)	925,381	1,153,378	14,531,463	17,390,173
Withdrawals	(151,789,506)	(177,630,601)	(453,560)	(530,191)	(14,553,376)	(10,888,086)
Annual contract fee	(8,579,272)	(9,024,498)	(18,128)	(16,054)	(955,106)	(823,350)

Net increase (decrease) in net assets from principal transactions	(138,157,466)	(206,900,701)	504,668	772,791	1,848,688	7,265,596

Total increase (decrease) in net assets	(102,855,826)	(227,261,191)	646,230	727,209	4,896,224	5,805,138
Net assets at beginning of period	1,280,720,444	1,507,981,635	4,648,412	3,921,203	96,547,576	90,742,438

Net assets at end of period	$1,177,864,618	$1,280,720,444	$5,294,642	$4,648,412	$101,443,800	$96,547,576

	2016	2015	2016	2015	2016	2015
Units, beginning of period	71,826,381	81,391,752	359,564	300,503	7,129,812	6,575,522
Units issued	11,600,986	10,388,346	131,222	208,674	3,521,526	3,287,628
Units redeemed	(17,484,644)	(19,953,717)	(93,406)	(149,613)	(3,306,380)	(2,733,338)

Units, end of period	65,942,723	71,826,381	397,380	359,564	7,344,958	7,129,812

See accompanying notes.

52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth MVP Series I		Lifestyle Growth MVP Series II		Lifestyle Growth MVP Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$8,365,909	$11,412,397	$132,527,933	$186,934,064	$7,905	$15,307
Expenses:
Mortality and expense risk and administrative charges	(5,511,372)	(6,567,436)	(121,136,439)	(147,232,384)	(5,686)	(8,152)

Net investment income (loss)	2,854,537	4,844,961	11,391,494	39,701,680	2,219	7,155

Realized gains (losses) on investments:
Capital gain distributions received	13,203,973	—	233,177,999	—	11,603	—
Net realized gain (loss)	9,860,102	18,573,950	(3,864,498)	51,645,543	20,539	1,270

Realized gains (losses)	23,064,075	18,573,950	229,313,501	51,645,543	32,142	1,270

Unrealized appreciation (depreciation) during the period	(16,600,248)	(53,467,256)	(119,906,893)	(686,859,825)	(30,051)	(47,479)

Net increase (decrease) in net assets from operations	9,318,364	(30,048,345)	120,798,102	(595,512,602)	4,310	(39,054)

Changes from principal transactions:
Purchase payments	1,106,385	1,664,439	16,285,498	26,183,009	—	—
Transfers between sub-accounts and the company	(18,111,256)	(19,238,991)	(270,366,929)	(356,888,660)	—	—
Withdrawals	(33,593,710)	(53,458,175)	(708,443,083)	(1,009,994,030)	(237,415)	2
Annual contract fee	(2,933,597)	(3,074,010)	(59,026,134)	(63,492,168)	—	—

Net increase (decrease) in net assets from principal transactions	(53,532,178)	(74,106,737)	(1,021,550,648)	(1,404,191,849)	(237,415)	2

Total increase (decrease) in net assets	(44,213,814)	(104,155,082)	(900,752,546)	(1,999,704,451)	(233,105)	(39,052)
Net assets at beginning of period	493,043,522	597,198,604	8,822,906,363	10,822,610,814	647,718	686,770

Net assets at end of period	$448,829,708	$493,043,522	$7,922,153,817	$8,822,906,363	$414,613	$647,718

	2016	2015	2016	2015	2016	2015
Units, beginning of period	26,636,083	30,350,816	484,649,684	555,246,914	36,483	36,483
Units issued	624,717	417,101	36,157,873	42,616,593	—	—
Units redeemed	(3,366,075)	(4,131,834)	(91,524,065)	(113,213,823)	(13,621)	—

Units, end of period	23,894,725	26,636,083	429,283,492	484,649,684	22,862	36,483

See accompanying notes.

53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Trust PS Series I		Lifestyle Growth Trust PS Series II		Lifestyle Moderate MVP Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$1,451,227	$571,218	$39,397,949	$28,595,664	$3,731,074	$4,844,314
Expenses:
Mortality and expense risk and administrative charges	(395,097)	(279,795)	(21,826,567)	(19,882,108)	(2,231,349)	(2,552,120)

Net investment income (loss)	1,056,130	291,423	17,571,382	8,713,556	1,499,725	2,292,194

Realized gains (losses) on investments:
Capital gain distributions received	882,350	440,065	42,450,048	24,345,935	6,424,984	16,925,041
Net realized gain (loss)	(94,867)	113,762	3,876,681	22,294,326	365,447	5,697,879

Realized gains (losses)	787,483	553,827	46,326,729	46,640,261	6,790,431	22,622,920

Unrealized appreciation (depreciation) during the period	634,797	(1,192,576)	22,666,299	(82,750,826)	(1,252,709)	(28,811,245)

Net increase (decrease) in net assets from operations	2,478,410	(347,326)	86,564,410	(27,397,009)	7,037,447	(3,896,131)

Changes from principal transactions:
Purchase payments	117,851	472,455	14,556,134	12,725,968	512,844	316,596
Transfers between sub-accounts and the company	52,649,263	7,060,658	968,669,069	217,388,042	(2,320,155)	(5,390,814)
Withdrawals	(2,738,261)	(3,409,558)	(97,324,664)	(96,066,961)	(16,390,786)	(24,497,119)
Annual contract fee	(191,391)	(139,521)	(12,046,074)	(9,974,808)	(844,465)	(862,333)

Net increase (decrease) in net assets from principal transactions	49,837,462	3,984,034	873,854,465	124,072,241	(19,042,562)	(30,433,670)

Total increase (decrease) in net assets	52,315,872	3,636,708	960,418,875	96,675,232	(12,005,115)	(34,329,801)
Net assets at beginning of period	24,955,306	21,318,598	1,376,977,690	1,280,302,458	185,317,755	219,647,556

Net assets at end of period	$77,271,178	$24,955,306	$2,337,396,565	$1,376,977,690	$173,312,640	$185,317,755

	2016	2015	2016	2015	2016	2015
Units, beginning of period	1,892,486	1,596,940	95,431,520	85,784,863	8,858,990	10,258,100
Units issued	3,906,858	698,814	90,549,049	31,666,779	252,441	223,454
Units redeemed	(287,493)	(403,268)	(28,317,379)	(22,020,122)	(1,085,542)	(1,622,564)

Units, end of period	5,511,851	1,892,486	157,663,190	95,431,520	8,025,889	8,858,990

See accompanying notes.

54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate MVP Series II		Lifestyle Moderate Trust PS Series I		Lifestyle Moderate Trust PS Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$36,742,174	$48,749,171	$156,324	$128,180	$3,660,745	$3,809,810
Expenses:
Mortality and expense risk and administrative charges	(28,373,389)	(33,171,927)	(69,663)	(55,952)	(2,297,716)	(2,307,505)

Net investment income (loss)	8,368,785	15,577,244	86,661	72,228	1,363,029	1,502,305

Realized gains (losses) on investments:
Capital gain distributions received	70,094,440	187,171,239	117,436	79,233	3,371,551	2,859,032
Net realized gain (loss)	36,801,334	93,424,312	(29,161)	(13,329)	1,053,427	2,079,490

Realized gains (losses)	106,895,774	280,595,551	88,275	65,904	4,424,978	4,938,522

Unrealized appreciation (depreciation) during the period	(46,867,347)	(348,722,226)	55,011	(198,597)	571,773	(9,133,060)

Net increase (decrease) in net assets from operations	68,397,212	(52,549,431)	229,947	(60,465)	6,359,780	(2,692,233)

Changes from principal transactions:
Purchase payments	2,566,388	3,626,715	18,970	—	3,863,819	2,882,294
Transfers between sub-accounts and the company	(14,832,832)	(58,490,810)	1,898,237	1,564,084	8,489,175	17,031,245
Withdrawals	(198,963,009)	(248,724,627)	(481,071)	(226,066)	(14,918,246)	(11,984,960)
Annual contract fee	(13,036,960)	(13,994,096)	(24,261)	(16,895)	(1,499,590)	(1,448,736)

Net increase (decrease) in net assets from principal transactions	(224,266,413)	(317,582,818)	1,411,875	1,321,123	(4,064,842)	6,479,843

Total increase (decrease) in net assets	(155,869,201)	(370,132,249)	1,641,822	1,260,658	2,294,938	3,787,610
Net assets at beginning of period	2,024,903,488	2,395,035,737	4,780,381	3,519,723	163,275,489	159,487,879

Net assets at end of period	$1,869,034,287	$2,024,903,488	$6,422,203	$4,780,381	$165,570,427	$163,275,489

	2016	2015	2016	2015	2016	2015
Units, beginning of period	110,159,620	124,617,516	367,058	267,187	11,425,303	10,888,260
Units issued	16,137,990	13,191,353	172,093	177,079	4,303,272	3,343,148
Units redeemed	(25,946,931)	(27,649,249)	(66,486)	(77,208)	(4,429,466)	(2,806,105)

Units, end of period	100,350,679	110,159,620	472,665	367,058	11,299,109	11,425,303

See accompanying notes.

55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series I		Mid Cap Index Trust Series II		Mid Cap Stock Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$343,355	$318,387	$535,114	$469,612	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(435,244)	(482,557)	(853,952)	(934,740)	(1,706,047)	(2,064,324)

Net investment income (loss)	(91,889)	(164,170)	(318,838)	(465,128)	(1,706,047)	(2,064,324)

Realized gains (losses) on investments:
Capital gain distributions received	2,601,184	2,529,118	4,857,506	4,662,652	9,350,718	29,609,112
Net realized gain (loss)	1,039,634	1,929,183	2,127,342	3,365,023	1,097,689	7,280,724

Realized gains (losses)	3,640,818	4,458,301	6,984,848	8,027,675	10,448,407	36,889,836

Unrealized appreciation (depreciation) during the period	1,324,038	(5,522,746)	2,401,492	(9,884,579)	(10,386,618)	(31,845,541)

Net increase (decrease) in net assets from operations	4,872,967	(1,228,615)	9,067,502	(2,322,032)	(1,644,258)	2,979,971

Changes from principal transactions:
Purchase payments	85,592	157,408	264,306	293,661	512,855	442,028
Transfers between sub-accounts and the company	104,281	1,657,378	975,675	2,169,390	(4,764,899)	(3,348,775)
Withdrawals	(2,480,440)	(3,916,510)	(5,314,404)	(7,269,773)	(10,240,726)	(15,169,046)
Annual contract fee	(73,120)	(76,736)	(203,303)	(212,248)	(479,091)	(527,870)

Net increase (decrease) in net assets from principal transactions	(2,363,687)	(2,178,460)	(4,277,726)	(5,018,970)	(14,971,861)	(18,603,663)

Total increase (decrease) in net assets	2,509,280	(3,407,075)	4,789,776	(7,341,002)	(16,616,119)	(15,623,692)
Net assets at beginning of period	28,898,800	32,305,875	53,499,169	60,840,171	137,975,061	153,598,753

Net assets at end of period	$31,408,080	$28,898,800	$58,288,945	$53,499,169	$121,358,942	$137,975,061

	2016	2015	2016	2015	2016	2015
Units, beginning of period	905,604	969,590	1,870,263	2,030,534	5,402,121	6,124,526
Units issued	78,565	112,229	178,621	226,334	185,916	199,170
Units redeemed	(151,151)	(176,215)	(323,381)	(386,605)	(779,321)	(921,575)

Units, end of period	833,018	905,604	1,725,503	1,870,263	4,808,716	5,402,121

See accompanying notes.

56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series II		Mid Value Trust Series I		Mid Value Trust Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$—	$—	$590,846	$613,129	$513,431	$500,142
Expenses:
Mortality and expense risk and administrative charges	(1,077,360)	(1,355,733)	(760,653)	(836,147)	(886,462)	(968,307)

Net investment income (loss)	(1,077,360)	(1,355,733)	(169,807)	(223,018)	(373,031)	(468,165)

Realized gains (losses) on investments:
Capital gain distributions received	5,291,200	17,470,974	6,264,055	10,050,521	6,615,047	10,290,558
Net realized gain (loss)	(623,686)	3,480,897	2,652,045	4,365,085	2,828,943	5,260,727

Realized gains (losses)	4,667,514	20,951,871	8,916,100	14,415,606	9,443,990	15,551,285

Unrealized appreciation (depreciation) during the period	(5,067,438)	(18,343,057)	1,691,194	(16,716,225)	1,742,217	(17,896,865)

Net increase (decrease) in net assets from operations	(1,477,284)	1,253,081	10,437,487	(2,523,637)	10,813,176	(2,813,745)

Changes from principal transactions:
Purchase payments	277,322	262,793	154,306	179,026	141,590	145,678
Transfers between sub-accounts and the company	(5,416,256)	4,124,414	362,754	(2,009,497)	2,108,515	(3,519,437)
Withdrawals	(6,276,035)	(11,656,657)	(5,321,483)	(6,701,186)	(6,373,719)	(8,086,169)
Annual contract fee	(232,724)	(279,598)	(152,744)	(156,714)	(183,765)	(192,403)

Net increase (decrease) in net assets from principal transactions	(11,647,693)	(7,549,048)	(4,957,167)	(8,688,371)	(4,307,379)	(11,652,331)

Total increase (decrease) in net assets	(13,124,977)	(6,295,967)	5,480,320	(11,212,008)	6,505,797	(14,466,076)
Net assets at beginning of period	78,719,269	85,015,236	50,465,099	61,677,107	51,504,401	65,970,477

Net assets at end of period	$65,594,292	$78,719,269	$55,945,419	$50,465,099	$58,010,198	$51,504,401

	2016	2015	2016	2015	2016	2015
Units, beginning of period	2,502,796	2,734,626	1,952,207	2,273,179	2,068,558	2,515,656
Units issued	126,556	399,937	167,151	52,255	210,823	48,004
Units redeemed	(513,165)	(631,767)	(347,584)	(373,227)	(362,284)	(495,102)

Units, end of period	2,116,187	2,502,796	1,771,774	1,952,207	1,917,097	2,068,558

See accompanying notes.

57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money Market Trust B Series NAV		Money Market Trust Series I		Money Market Trust Series II
	2016 (i)	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$4,276	$190	$33,319	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(49,148)	(174,306)	(705,178)	(880,592)	(3,201,138)	(3,943,750)

Net investment income (loss)	(44,872)	(174,116)	(671,859)	(880,592)	(3,201,138)	(3,943,750)

Realized gains (losses) on investments:
Capital gain distributions received	—	40	—	64	—	276
Net realized gain (loss)	—	—	—	—	—	—

Realized gains (losses)	—	40	—	64	—	276

Unrealized appreciation (depreciation) during the period	2	1	2	—	—	(3)

Net increase (decrease) in net assets from operations	(44,870)	(174,075)	(671,857)	(880,528)	(3,201,138)	(3,943,477)

Changes from principal transactions:
Purchase payments	—	9,789	—	631,497	53,100	239,130
Transfers between sub-accounts and the company	(9,926,717)	(789,452)	(3,542,835)	(6,492,028)	(9,452,976)	(23,451,743)
Withdrawals	(324,193)	(1,063,201)	(6,967,456)	(5,220,892)	(24,388,920)	(27,539,529)
Annual contract fee	(26,681)	(70,655)	(215,786)	(234,230)	(1,810,963)	(2,003,681)

Net increase (decrease) in net assets from principal transactions	(10,277,591)	(1,913,519)	(10,726,077)	(11,315,653)	(35,599,759)	(52,755,823)

Total increase (decrease) in net assets	(10,322,461)	(2,087,594)	(11,397,934)	(12,196,181)	(38,800,897)	(56,699,300)
Net assets at beginning of period	10,322,461	12,410,055	55,029,638	67,225,819	234,593,117	291,292,417

Net assets at end of period	$—	$10,322,461	$43,631,704	$55,029,638	$195,792,220	$234,593,117

	2016	2015	2016	2015	2016	2015
Units, beginning of period	888,204	1,052,720	3,750,530	4,544,345	20,096,369	24,580,792
Units issued	1,265	4,569	49,060	85,458	1,449,590	1,713,533
Units redeemed	(889,469)	(169,085)	(757,880)	(879,273)	(4,518,988)	(6,197,956)

Units, end of period	—	888,204	3,041,710	3,750,530	17,026,971	20,096,369

(i)

Terminated as an investment option and funds transferred to Money-Market Trust Series NAV on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money-Market Trust Series NAV		Mutual Shares Trust Series I		PIMCO All Asset
	2016 (a)	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$8,286	$—	$11,001,965	$3,804,782	$290,462	$481,278
Expenses:
Mortality and expense risk and administrative charges	(81,777)	—	(1,550,145)	(1,709,447)	(205,012)	(270,014)

Net investment income (loss)	(73,491)	—	9,451,820	2,095,335	85,450	211,264

Realized gains (losses) on investments:
Capital gain distributions received	—	—	15,045,369	16,827,385	—	—
Net realized gain (loss)	—	—	7,121,789	11,691,199	(591,445)	(581,073)

Realized gains (losses)	—	—	22,167,158	28,518,584	(591,445)	(581,073)

Unrealized appreciation (depreciation) during the period	—	—	(6,615,490)	(39,939,216)	1,892,088	(1,431,313)

Net increase (decrease) in net assets from operations	(73,491)	—	25,003,488	(9,325,297)	1,386,093	(1,801,122)

Changes from principal transactions:
Purchase payments	—	—	254,385	417,999	26,970	56,677
Transfers between sub-accounts and the company	8,255,433	—	(11,089,686)	3,779,881	(1,556,237)	(2,771,004)
Withdrawals	(552,568)	—	(12,381,175)	(21,674,131)	(1,214,337)	(2,789,123)
Annual contract fee	(34,794)	—	(1,218,957)	(1,265,156)	(34,836)	(43,911)

Net increase (decrease) in net assets from principal transactions	7,668,071	—	(24,435,433)	(18,741,407)	(2,778,440)	(5,547,361)

Total increase (decrease) in net assets	7,594,580	—	568,055	(28,066,704)	(1,392,347)	(7,348,483)
Net assets at beginning of period	—	—	171,426,833	199,493,537	13,886,108	21,234,591

Net assets at end of period	$7,594,580	$—	$171,994,888	$171,426,833	$12,493,761	$13,886,108

	2016	2015	2016	2015	2016	2015
Units, beginning of period	—	—	10,364,214	11,387,904	819,341	1,118,331
Units issued	756,351	—	12,433	386,904	57,598	60,087
Units redeemed	(144,175)	—	(1,385,462)	(1,410,594)	(212,383)	(359,077)

Units, end of period	612,176	—	8,991,185	10,364,214	664,556	819,341

(a)	Reflects the period from commencement of operations on April 29, 2016 through December 31, 2016.

See accompanying notes.

59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series I		Real Estate Securities Trust Series II		Real Return Bond Trust Series II
	2016	2015	2016	2015	2016 (j)	2015
Income:
Dividend distributions received	$1,311,158	$771,766	$1,425,065	$812,028	$—	$1,777,118
Expenses:
Mortality and expense risk and administrative charges	(600,597)	(653,945)	(732,042)	(811,931)	(134,422)	(471,074)

Net investment income (loss)	710,561	117,821	693,023	97	(134,422)	1,306,044

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	3,158,130	6,260,562	3,365,368	6,280,436	(3,158,533)	(483,450)

Realized gains (losses)	3,158,130	6,260,562	3,365,368	6,280,436	(3,158,533)	(483,450)

Unrealized appreciation (depreciation) during the period	(1,899,408)	(5,986,436)	(1,775,897)	(6,096,748)	4,124,801	(2,128,860)

Net increase (decrease) in net assets from operations	1,969,283	391,947	2,282,494	183,785	831,846	(1,306,266)

Changes from principal transactions:
Purchase payments	93,572	142,324	135,576	194,049	27,229	139,655
Transfers between sub-accounts and the company	(559,976)	(5,172,195)	(204,373)	(4,211,200)	(26,075,561)	(1,869,095)
Withdrawals	(3,542,483)	(4,721,370)	(4,996,142)	(6,719,114)	(752,620)	(4,145,116)
Annual contract fee	(83,482)	(86,592)	(151,166)	(153,753)	(19,368)	(73,190)

Net increase (decrease) in net assets from principal transactions	(4,092,369)	(9,837,833)	(5,216,105)	(10,890,018)	(26,820,320)	(5,947,746)

Total increase (decrease) in net assets	(2,123,086)	(9,445,886)	(2,933,611)	(10,706,233)	(25,988,474)	(7,254,012)
Net assets at beginning of period	40,016,762	49,462,648	46,931,947	57,638,180	25,988,474	33,242,486

Net assets at end of period	$37,893,676	$40,016,762	$43,998,336	$46,931,947	$—	$25,988,474

	2016	2015	2016	2015	2016	2015
Units, beginning of period	836,553	1,044,744	1,294,328	1,574,897	1,544,537	1,884,735
Units issued	66,951	58,258	208,034	290,976	50,991	65,518
Units redeemed	(151,001)	(266,449)	(342,732)	(571,545)	(1,595,528)	(405,716)

Units, end of period	752,503	836,553	1,159,630	1,294,328	—	1,544,537

(j)

Terminated as an investment option and funds transferred to Bond Trust Series II on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series I		Science & Technology Trust Series II		Short Term Government Income Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$—	$—	$—	$—	$494,786	$612,927
Expenses:
Mortality and expense risk and administrative charges	(1,190,927)	(1,318,291)	(564,565)	(623,936)	(479,863)	(538,562)

Net investment income (loss)	(1,190,927)	(1,318,291)	(564,565)	(623,936)	14,923	74,365

Realized gains (losses) on investments:
Capital gain distributions received	10,905,192	14,453,179	4,938,788	6,349,588	—	—
Net realized gain (loss)	6,218,698	9,535,353	1,658,589	4,043,352	(349,655)	(361,484)

Realized gains (losses)	17,123,890	23,988,532	6,597,377	10,392,940	(349,655)	(361,484)

Unrealized appreciation (depreciation) during the period	(10,833,884)	(18,226,810)	(3,954,167)	(7,846,701)	82,574	(1,162)

Net increase (decrease) in net assets from operations	5,099,079	4,443,431	2,078,645	1,922,303	(252,158)	(288,281)

Changes from principal transactions:
Purchase payments	211,268	306,187	95,425	134,733	135,888	181,876
Transfers between sub-accounts and the company	(4,734,164)	(867,732)	(1,394,244)	167,741	840,121	475,644
Withdrawals	(6,368,363)	(10,241,315)	(3,628,059)	(5,667,414)	(3,946,111)	(5,670,038)
Annual contract fee	(216,210)	(227,856)	(133,081)	(132,434)	(65,696)	(77,690)

Net increase (decrease) in net assets from principal transactions	(11,107,469)	(11,030,716)	(5,059,959)	(5,497,374)	(3,035,798)	(5,090,208)

Total increase (decrease) in net assets	(6,008,390)	(6,587,285)	(2,981,314)	(3,575,071)	(3,287,956)	(5,378,489)
Net assets at beginning of period	85,965,559	92,552,844	38,508,638	42,083,709	33,354,403	38,732,892

Net assets at end of period	$79,957,169	$85,965,559	$35,527,324	$38,508,638	$30,066,447	$33,354,403

	2016	2015	2016	2015	2016	2015
Units, beginning of period	3,699,262	4,178,464	1,410,125	1,614,981	2,697,143	3,108,011
Units issued	156,690	276,344	164,611	283,963	472,746	484,734
Units redeemed	(631,868)	(755,546)	(347,432)	(488,819)	(719,671)	(895,602)

Units, end of period	3,224,084	3,699,262	1,227,304	1,410,125	2,450,218	2,697,143

See accompanying notes.

61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series II		Small Cap Growth Trust Series I		Small Cap Growth Trust Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$425,910	$496,015	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(481,466)	(504,164)	(5,728)	(5,941)	(376,850)	(489,541)

Net investment income (loss)	(55,556)	(8,149)	(5,728)	(5,941)	(376,850)	(489,541)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	63,187	125,047	2,395,524	6,027,353
Net realized gain (loss)	(354,555)	(403,246)	(7,240)	4,113	(3,106,124)	355,301

Realized gains (losses)	(354,555)	(403,246)	55,947	129,160	(710,600)	6,382,654

Unrealized appreciation (depreciation) during the period	71,655	27,644	(29,858)	(184,984)	761,296	(9,275,399)

Net increase (decrease) in net assets from operations	(338,456)	(383,751)	20,361	(61,765)	(326,154)	(3,382,286)

Changes from principal transactions:
Purchase payments	51,365	58,360	—	—	191,282	146,459
Transfers between sub-accounts and the company	4,920,879	3,594,050	88,375	32,177	(2,004,817)	5,362,231
Withdrawals	(5,899,776)	(6,614,909)	(12,464)	(36,005)	(1,798,286)	(3,938,625)
Annual contract fee	(94,162)	(90,863)	(147)	(190)	(71,930)	(75,581)

Net increase (decrease) in net assets from principal transactions	(1,021,694)	(3,053,362)	75,764	(4,018)	(3,683,751)	1,494,484

Total increase (decrease) in net assets	(1,360,150)	(3,437,113)	96,125	(65,783)	(4,009,905)	(1,887,802)
Net assets at beginning of period	30,243,069	33,680,182	616,150	681,933	29,370,149	31,257,951

Net assets at end of period	$28,882,919	$30,243,069	$712,275	$616,150	$25,360,244	$29,370,149

	2016	2015	2016	2015	2016	2015
Units, beginning of period	2,504,128	2,753,814	31,415	31,425	1,168,241	1,129,386
Units issued	1,054,440	979,684	5,429	1,914	159,260	418,564
Units redeemed	(1,138,917)	(1,229,370)	(1,018)	(1,924)	(328,219)	(379,709)

Units, end of period	2,419,651	2,504,128	35,826	31,415	999,282	1,168,241

See accompanying notes.

62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series I		Small Cap Index Trust Series II		Small Cap Opportunities Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$134,998	$133,764	$325,396	$312,635	$175,603	$33,779
Expenses:
Mortality and expense risk and administrative charges	(179,909)	(212,102)	(552,948)	(655,214)	(569,859)	(691,271)

Net investment income (loss)	(44,911)	(78,338)	(227,552)	(342,579)	(394,256)	(657,492)

Realized gains (losses) on investments:
Capital gain distributions received	880,589	1,091,858	2,603,378	3,246,037	3,547,802	1,628,427
Net realized gain (loss)	22,552	564,397	932,336	1,256,060	757,936	3,267,759

Realized gains (losses)	903,141	1,656,255	3,535,714	4,502,097	4,305,738	4,896,186

Unrealized appreciation (depreciation) during the period	1,276,746	(2,350,709)	2,734,997	(6,535,396)	2,361,172	(7,092,877)

Net increase (decrease) in net assets from operations	2,134,976	(772,792)	6,043,159	(2,375,878)	6,272,654	(2,854,183)

Changes from principal transactions:
Purchase payments	35,044	42,285	191,150	172,929	74,239	99,050
Transfers between sub-accounts and the company	458,428	(186,974)	495,203	(3,512,758)	(2,800,046)	(1,171,305)
Withdrawals	(632,339)	(1,865,326)	(2,677,539)	(4,216,309)	(3,391,336)	(5,395,041)
Annual contract fee	(32,985)	(38,275)	(147,327)	(169,821)	(100,656)	(113,584)

Net increase (decrease) in net assets from principal transactions	(171,852)	(2,048,290)	(2,138,513)	(7,725,959)	(6,217,799)	(6,580,880)

Total increase (decrease) in net assets	1,963,124	(2,821,082)	3,904,646	(10,101,837)	54,855	(9,435,063)
Net assets at beginning of period	11,851,441	14,672,523	34,539,318	44,641,155	40,447,708	49,882,771

Net assets at end of period	$13,814,565	$11,851,441	$38,443,964	$34,539,318	$40,502,563	$40,447,708

	2016	2015	2016	2015	2016	2015
Units, beginning of period	477,678	555,520	1,359,603	1,645,216	1,308,451	1,507,500
Units issued	61,156	37,471	87,249	38,618	29,214	44,791
Units redeemed	(71,253)	(115,313)	(171,031)	(324,231)	(224,688)	(243,840)

Units, end of period	467,581	477,678	1,275,821	1,359,603	1,112,977	1,308,451

See accompanying notes.

63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series II		Small Cap Value Trust Series I		Small Cap Value Trust Series II
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$78,503	$—	$4,674	$3,398	$161,122	$82,897
Expenses:
Mortality and expense risk and administrative charges	(485,115)	(594,393)	(6,346)	(6,910)	(503,263)	(523,682)

Net investment income (loss)	(406,612)	(594,393)	(1,672)	(3,512)	(342,141)	(440,785)

Realized gains (losses) on investments:
Capital gain distributions received	2,846,081	1,331,580	91,140	108,265	4,504,163	5,017,895
Net realized gain (loss)	1,539,706	2,834,491	2,737	15,351	(312,628)	1,685,039

Realized gains (losses)	4,385,787	4,166,071	93,877	123,616	4,191,535	6,702,934

Unrealized appreciation (depreciation) during the period	943,988	(6,012,446)	39,583	(136,004)	2,468,223	(7,407,298)

Net increase (decrease) in net assets from operations	4,923,163	(2,440,768)	131,788	(15,900)	6,317,617	(1,145,149)

Changes from principal transactions:
Purchase payments	114,781	178,215	—	—	297,308	60,769
Transfers between sub-accounts and the company	(2,165,392)	549,515	21,747	8,582	914,928	(557,790)
Withdrawals	(3,179,684)	(5,105,506)	(91,520)	(36,877)	(2,853,142)	(4,401,453)
Annual contract fee	(117,033)	(132,014)	(198)	(200)	(93,300)	(82,301)

Net increase (decrease) in net assets from principal transactions	(5,347,328)	(4,509,790)	(69,971)	(28,495)	(1,734,206)	(4,980,775)

Total increase (decrease) in net assets	(424,165)	(6,950,558)	61,817	(44,395)	4,583,411	(6,125,924)
Net assets at beginning of period	32,504,857	39,455,415	698,814	743,209	32,751,894	38,877,818

Net assets at end of period	$32,080,692	$32,504,857	$760,631	$698,814	$37,335,305	$32,751,894

	2016	2015	2016	2015	2016	2015
Units, beginning of period	1,125,910	1,272,553	28,581	29,719	1,253,646	1,438,902
Units issued	71,905	112,364	1,676	511	265,210	307,507
Units redeemed	(256,888)	(259,007)	(4,636)	(1,649)	(331,997)	(492,763)

Units, end of period	940,927	1,125,910	25,621	28,581	1,186,859	1,253,646

See accompanying notes.

64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series I		Small Company Value Trust Series II		Strategic Income Opportunities Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$327,966	$602,882	$253,932	$433,843	$941,987	$1,065,075
Expenses:
Mortality and expense risk and administrative charges	(636,032)	(695,238)	(687,024)	(732,481)	(601,159)	(669,655)

Net investment income (loss)	(308,066)	(92,356)	(433,092)	(298,638)	340,828	395,420

Realized gains (losses) on investments:
Capital gain distributions received	6,471,538	6,197,488	6,834,867	6,282,896	—	—
Net realized gain (loss)	2,852,818	3,208,297	3,242,768	4,284,592	(533,096)	(711,550)

Realized gains (losses)	9,324,356	9,405,785	10,077,635	10,567,488	(533,096)	(711,550)

Unrealized appreciation (depreciation) during the period	2,534,765	(12,593,062)	2,108,245	(13,676,020)	1,602,008	244,703

Net increase (decrease) in net assets from operations	11,551,055	(3,279,633)	11,752,788	(3,407,170)	1,409,740	(71,427)

Changes from principal transactions:
Purchase payments	96,575	281,718	175,974	165,233	36,182	46,354
Transfers between sub-accounts and the company	(615,771)	(1,124,751)	(110,595)	380,208	(444,085)	25,594
Withdrawals	(4,277,520)	(5,058,624)	(4,336,580)	(6,292,569)	(3,934,743)	(5,200,414)
Annual contract fee	(95,848)	(99,652)	(137,302)	(137,065)	(69,604)	(65,658)

Net increase (decrease) in net assets from principal transactions	(4,892,564)	(6,001,309)	(4,408,503)	(5,884,193)	(4,412,250)	(5,194,124)

Total increase (decrease) in net assets	6,658,491	(9,280,942)	7,344,285	(9,291,363)	(3,002,510)	(5,265,551)
Net assets at beginning of period	42,043,123	51,324,065	41,844,280	51,135,643	41,768,368	47,033,919

Net assets at end of period	$48,701,614	$42,043,123	$49,188,565	$41,844,280	$38,765,858	$41,768,368

	2016	2015	2016	2015	2016	2015
Units, beginning of period	1,276,357	1,448,038	1,590,705	1,802,596	1,923,593	2,158,995
Units issued	66,426	36,419	141,550	160,543	83,827	98,534
Units redeemed	(208,815)	(208,100)	(299,291)	(372,434)	(282,659)	(333,936)

Units, end of period	1,133,968	1,276,357	1,432,964	1,590,705	1,724,761	1,923,593

See accompanying notes.

65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series II		Total Bond Market Trust B Series II		Total Bond Market Trust B Series NAV
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$884,678	$1,021,658	$1,899,141	$1,625,266	$2,896,991	$3,122,034
Expenses:
Mortality and expense risk and administrative charges	(674,041)	(752,431)	(1,170,795)	(923,897)	(999,964)	(1,067,145)

Net investment income (loss)	210,637	269,227	728,346	701,369	1,897,027	2,054,889

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(310,828)	(589,010)	(228,229)	(248,701)	(472,386)	(830,399)

Realized gains (losses)	(310,828)	(589,010)	(228,229)	(248,701)	(472,386)	(830,399)

Unrealized appreciation (depreciation) during the period	1,454,074	87,338	(78,975)	(1,339,861)	322,734	(1,810,712)

Net increase (decrease) in net assets from operations	1,353,883	(232,445)	421,142	(887,193)	1,747,375	(586,222)

Changes from principal transactions:
Purchase payments	120,925	142,685	243,983	374,813	172,558	165,963
Transfers between sub-accounts and the company	241,321	1,255,389	17,244,769	11,594,266	5,359,469	(467,021)
Withdrawals	(5,883,305)	(6,095,267)	(10,820,660)	(10,436,925)	(8,472,205)	(12,589,437)
Annual contract fee	(124,457)	(133,297)	(568,252)	(419,315)	(1,063,308)	(1,079,189)

Net increase (decrease) in net assets from principal transactions	(5,645,516)	(4,830,490)	6,099,840	1,112,839	(4,003,486)	(13,969,684)

Total increase (decrease) in net assets	(4,291,633)	(5,062,935)	6,520,982	225,646	(2,256,111)	(14,555,906)
Net assets at beginning of period	43,541,187	48,604,122	63,179,909	62,954,263	110,832,736	125,388,642

Net assets at end of period	$39,249,554	$43,541,187	$69,700,891	$63,179,909	$108,576,625	$110,832,736

	2016	2015	2016	2015	2016	2015
Units, beginning of period	2,111,241	2,350,596	5,154,882	5,061,304	8,800,795	9,895,822
Units issued	169,462	252,565	3,817,865	2,644,706	584,467	445,450
Units redeemed	(434,998)	(491,920)	(3,332,995)	(2,551,128)	(892,892)	(1,540,477)

Units, end of period	1,845,705	2,111,241	5,639,752	5,154,882	8,492,370	8,800,795

See accompanying notes.

66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Return Trust Series I		Total Return Trust Series II		Total Stock Market Index Trust Series I
	2016	2015 (k)	2016	2015 (l)	2016	2015
Income:
Dividend distributions received	$—	$13,602,646	$—	$15,654,003	$148,034	$146,663
Expenses:
Mortality and expense risk and administrative charges	—	(554,606)	—	(670,808)	(156,049)	(204,308)

Net investment income (loss)	—	13,048,040	—	14,983,195	(8,015)	(57,645)

Realized gains (losses) on investments:
Capital gain distributions received	—	6,191,718	—	7,125,464	164,840	314,862
Net realized gain (loss)	—	(21,692,505)	—	(25,181,128)	470,254	3,103,704

Realized gains (losses)	—	(15,500,787)	—	(18,055,664)	635,094	3,418,566

Unrealized appreciation (depreciation) during the period	—	4,323,254	—	5,173,168	414,431	(3,379,540)

Net increase (decrease) in net assets from operations	—	1,870,507	—	2,100,699	1,041,510	(18,619)

Changes from principal transactions:
Purchase payments	—	390,797	—	158,885	31,915	82,100
Transfers between sub-accounts and the company	—	(118,039,441)	—	(135,024,310)	(289,039)	(216,653)
Withdrawals	—	(4,565,740)	—	(5,836,741)	(675,001)	(6,541,970)
Annual contract fee	—	(74,185)	—	(85,803)	(29,801)	(31,311)

Net increase (decrease) in net assets from principal transactions	—	(122,288,569)	—	(140,787,969)	(961,926)	(6,707,834)

Total increase (decrease) in net assets	—	(120,418,062)	—	(138,687,270)	79,584	(6,726,453)
Net assets at beginning of period	—	120,418,062	—	138,687,270	10,648,830	17,375,283

Net assets at end of period	$—	$—	$—	$—	$10,728,414	$10,648,830

	2016	2015	2016	2015	2016	2015
Units, beginning of period	—	5,259,683	—	7,250,247	550,117	888,250
Units issued	—	56,699	—	178,947	29,653	57,382
Units redeemed	—	(5,316,382)	—	(7,429,194)	(79,190)	(395,515)

Units, end of period	—	—	—	—	500,580	550,117

(k)

Terminated as an investment option and funds transferred to Core Bond Trust Series I on April 27, 2015. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(l)

Terminated as an investment option and funds transferred to Core Bond Trust Series II on April 27, 2015. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series II		U.S. Equity Trust Series I		U.S. Equity Trust Series II
	2016	2015	2016 (m)	2015	2016 (n)	2015
Income:
Dividend distributions received	$368,213	$360,577	$4,990,440	$1,885,619	$301,021	$103,403
Expenses:
Mortality and expense risk and administrative charges	(479,308)	(536,302)	(1,046,116)	(1,439,626)	(71,453)	(100,246)

Net investment income (loss)	(111,095)	(175,725)	3,944,324	445,993	229,568	3,157

Realized gains (losses) on investments:
Capital gain distributions received	478,255	928,463	47,917,537	—	2,995,610	—
Net realized gain (loss)	1,155,353	2,483,789	(24,257,491)	4,307,083	(1,881,768)	433,602

Realized gains (losses)	1,633,608	3,412,252	23,660,046	4,307,083	1,113,842	433,602

Unrealized appreciation (depreciation) during the period	1,402,543	(4,079,273)	(24,008,983)	(5,613,739)	(1,145,599)	(509,974)

Net increase (decrease) in net assets from operations	2,925,056	(842,746)	3,595,387	(860,663)	197,811	(73,215)

Changes from principal transactions:
Purchase payments	177,415	235,079	213,863	259,374	4,621	25,417
Transfers between sub-accounts and the company	(295,832)	(1,455,233)	(90,889,126)	(2,076,212)	(5,562,604)	(450,101)
Withdrawals	(1,842,307)	(2,879,500)	(6,357,546)	(11,092,209)	(314,029)	(821,061)
Annual contract fee	(130,322)	(137,742)	(108,635)	(134,714)	(20,973)	(23,311)

Net increase (decrease) in net assets from principal transactions	(2,091,046)	(4,237,396)	(97,141,444)	(13,043,761)	(5,892,985)	(1,269,056)

Total increase (decrease) in net assets	834,010	(5,080,142)	(93,546,057)	(13,904,424)	(5,695,174)	(1,342,271)
Net assets at beginning of period	30,185,968	35,266,110	93,546,057	107,450,481	5,695,174	7,037,445

Net assets at end of period	$31,019,978	$30,185,968	$—	$93,546,057	$—	$5,695,174

	2016	2015	2016	2015	2016	2015
Units, beginning of period	1,236,259	1,407,163	5,351,049	6,092,849	330,882	403,732
Units issued	39,869	68,492	46,084	31,531	3,594	8,052
Units redeemed	(122,845)	(239,396)	(5,397,133)	(773,331)	(334,476)	(80,902)

Units, end of period	1,153,283	1,236,259	—	5,351,049	—	330,882

(m)

Terminated as an investment option and funds transferred to 500 Index Fund B Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(n)

Terminated as an investment option and funds transferred to 500 Index Fund B Series II on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

See accompanying notes.

68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series II		Utilities Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$184,180	$129,107	$3,502,756	$2,710,961	$626,388	$511,353
Expenses:
Mortality and expense risk and administrative charges	(99,359)	(83,678)	(3,821,220)	(3,189,464)	(210,019)	(261,789)

Net investment income (loss)	84,821	45,429	(318,464)	(478,503)	416,369	249,564

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	236,718	1,578,938
Net realized gain (loss)	(92,940)	(101,269)	(2,102,900)	(2,962,539)	17,827	1,009,844

Realized gains (losses)	(92,940)	(101,269)	(2,102,900)	(2,962,539)	254,545	2,588,782

Unrealized appreciation (depreciation) during the period	(36,385)	(30,424)	(554,686)	(105,657)	628,946	(5,628,243)

Net increase (decrease) in net assets from operations	(44,504)	(86,264)	(2,976,050)	(3,546,699)	1,299,860	(2,789,897)

Changes from principal transactions:
Purchase payments	—	3,000	4,480,768	1,906,225	40,382	153,561
Transfers between sub-accounts and the company	8,175,370	15,462,235	172,979,063	226,783,147	(469,268)	(1,280,653)
Withdrawals	(6,481,810)	(14,868,856)	(149,437,117)	(202,040,852)	(1,610,745)	(1,977,362)
Annual contract fee	(86,736)	(65,752)	(1,703,273)	(1,341,703)	(35,964)	(40,423)

Net increase (decrease) in net assets from principal transactions	1,606,824	530,627	26,319,441	25,306,817	(2,075,595)	(3,144,877)

Total increase (decrease) in net assets	1,562,320	444,363	23,343,391	21,760,118	(775,735)	(5,934,774)
Net assets at beginning of period	9,254,700	8,810,337	223,572,891	201,812,773	13,964,599	19,899,373

Net assets at end of period	$10,817,020	$9,254,700	$246,916,282	$223,572,891	$13,188,864	$13,964,599

	2016	2015	2016	2015	2016	2015
Units, beginning of period	771,040	727,585	19,420,208	17,287,474	542,342	649,684
Units issued	767,643	1,423,547	23,277,693	28,949,022	76,009	28,870
Units redeemed	(632,691)	(1,380,092)	(21,036,494)	(26,816,288)	(151,718)	(136,212)

Units, end of period	905,992	771,040	21,661,407	19,420,208	466,633	542,342

See accompanying notes.

69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Utilities Trust Series II		Value Opportunities		Value Trust Series I
	2016	2015	2016	2015	2016	2015
Income:
Dividend distributions received	$536,489	$427,411	$3,073	$3,178	$506,572	$427,257
Expenses:
Mortality and expense risk and administrative charges	(199,848)	(255,563)	(45,944)	(51,641)	(887,916)	(1,078,312)

Net investment income (loss)	336,641	171,848	(42,871)	(48,463)	(381,344)	(651,055)

Realized gains (losses) on investments:
Capital gain distributions received	214,542	1,430,305	85,180	242,739	6,144,049	10,163,235
Net realized gain (loss)	284	1,091,345	157,728	98,877	3,787,350	5,892,962

Realized gains (losses)	214,826	2,521,650	242,908	341,616	9,931,399	16,056,197

Unrealized appreciation (depreciation) during the period	569,774	(5,247,775)	417,473	(572,057)	(344,450)	(23,114,270)

Net increase (decrease) in net assets from operations	1,121,241	(2,554,277)	617,510	(278,904)	9,205,605	(7,709,128)

Changes from principal transactions:
Purchase payments	30,795	51,938	60	21,772	163,253	180,353
Transfers between sub-accounts and the company	183,707	(1,050,635)	(148,940)	(228,913)	(3,179,770)	(443,466)
Withdrawals	(2,170,603)	(2,773,430)	(261,736)	(150,666)	(6,388,303)	(8,779,490)
Annual contract fee	(43,867)	(50,468)	(11,026)	(12,358)	(234,759)	(255,426)

Net increase (decrease) in net assets from principal transactions	(1,999,968)	(3,822,595)	(421,642)	(370,165)	(9,639,579)	(9,298,029)

Total increase (decrease) in net assets	(878,727)	(6,376,872)	195,868	(649,069)	(433,974)	(17,007,157)
Net assets at beginning of period	12,386,579	18,763,451	3,114,469	3,763,538	71,757,608	88,764,765

Net assets at end of period	$11,507,852	$12,386,579	$3,310,337	$3,114,469	$71,323,634	$71,757,608

	2016	2015	2016	2015	2016	2015
Units, beginning of period	330,165	418,688	63,230	72,469	2,389,631	2,626,747
Units issued	39,743	28,615	140	1,251	50,758	154,811
Units redeemed	(89,888)	(117,138)	(10,380)	(10,490)	(361,029)	(391,927)

Units, end of period	280,020	330,165	52,990	63,230	2,079,360	2,389,631

See accompanying notes.

70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Value Trust Series II
	2016	2015
Income:
Dividend distributions received	$118,492	$81,886
Expenses:
Mortality and expense risk and administrative charges	(337,810)	(413,742)

Net investment income (loss)	(219,318)	(331,856)

Realized gains (losses) on investments:
Capital gain distributions received	1,972,809	3,332,201
Net realized gain (loss)	612,355	2,292,613

Realized gains (losses)	2,585,164	5,624,814

Unrealized appreciation (depreciation) during the period	455,680	(7,970,221)

Net increase (decrease) in net assets from operations	2,821,526	(2,677,263)

Changes from principal transactions:
Purchase payments	73,185	38,050
Transfers between sub-accounts and the company	(757,547)	497,108
Withdrawals	(1,880,695)	(3,461,861)
Annual contract fee	(71,676)	(80,589)

Net increase (decrease) in net assets from principal transactions	(2,636,733)	(3,007,292)

Total increase (decrease) in net assets	184,793	(5,684,555)
Net assets at beginning of period	22,706,786	28,391,341

Net assets at end of period	$22,891,579	$22,706,786

	2016	2015
Units, beginning of period	824,887	919,565
Units issued	73,838	127,755
Units redeemed	(170,397)	(222,433)

Units, end of period	728,328	824,887

See accompanying notes.

71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 118 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 4 classes of units to fund Contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Equity-Income Trust Series I	Equity Income Trust Series I	05/02/2016
Equity-Income Trust Series II	Equity Income Trust Series II	05/02/2016

Funds transferred in 2016 are as follows:

Transferred from	Transferred to	Effective Date
Franklin Templeton Founding Allocation Trust Series I	Lifestyle Growth Trust PS Series I	10/21/2016
Franklin Templeton Founding Allocation Trust Series II	Lifestyle Growth Trust PS Series II	10/21/2016
International Core Trust Series I	International Value Trust Series I	10/21/2016
International Core Trust Series II	International Value Trust Series II	10/21/2016
Money Market Trust B Series NAV	Money-Market Trust Series NAV	04/29/2016
Real Return Bond Trust Series II	Bond Trust Series II	04/29/2016
U.S. Equity Trust Series I	500 Index Fund B Series I	10/21/2016
U.S. Equity Trust Series II	500 Index Fund B Series II	10/21/2016

72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

1.	Organization — (continued):

Sub-accounts opened in 2016 are as follows:

Sub-accounts Opened	Effective Date
Money-Market Trust Series NAV	04/29/2016

73

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2016.

74

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the FY 2010 and onward remains open subject to examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2016, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors , LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company . Contracts are sold by registered representatives of either John Hancock Distributors , LLC or other broker-dealers having distribution agreements with John Hancock Distributors , LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

5.	Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2016. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Mutual Funds	$33,985,255,513	—	—	33,985,255,513

Total	$33,985,255,513	—	—	33,985,255,513

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2016.

76

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2016 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund B Series I	$96,458,624	$10,768,377
500 Index Fund B Series II	13,982,030	6,477,314
500 Index Fund B Series NAV	8,963,526	26,870,167
Active Bond Trust Series I	2,963,770	6,149,724
Active Bond Trust Series II	12,737,561	28,352,570
All Cap Core Trust Series I	936,129	5,805,674
All Cap Core Trust Series II	443,874	720,325
American Asset Allocation Trust Series I	23,133,349	14,851,126
American Asset Allocation Trust Series II	153,496,110	127,530,761
American Asset Allocation Trust Series III	20,299,755	14,427,749
American Global Growth Trust Series II	28,614,402	32,084,058
American Global Growth Trust Series III	7,419,787	3,985,742
American Growth Trust Series II	189,363,373	108,064,240
American Growth Trust Series III	30,658,640	10,636,048
American Growth-Income Trust Series I	33,469,877	19,198,858
American Growth-Income Trust Series II	136,712,516	94,316,926
American Growth-Income Trust Series III	58,426,095	26,141,442
American International Trust Series II	20,130,416	58,349,680
American International Trust Series III	3,267,463	5,664,316
American New World Trust Series II	4,637,720	7,906,996
American New World Trust Series III	171,442	100,705
Basic Value Focus (a)	188,560	1,035,975
Blue Chip Growth Trust Series I	39,716,268	37,338,407
Blue Chip Growth Trust Series II	24,902,921	26,168,621
Bond Trust Series I	16,638,057	21,847,817
Bond Trust Series II	274,845,277	280,481,163
Capital Appreciation Trust Series I	23,374,210	20,760,215
Capital Appreciation Trust Series II	11,840,358	12,119,341
Capital Appreciation Value Trust Series II	38,725,684	41,405,536
Core Bond Trust Series I	10,649,360	27,930,135
Core Bond Trust Series II	16,332,648	30,963,939
Core Strategy Trust Series I	11,346,139	11,721,314
Core Strategy Trust Series II	264,997,171	317,271,222
Core Strategy Trust Series NAV	421,761	813,252
DWS Equity 500 Index (a)	1,325,111	1,936,936
Equity Income Trust Series I	26,581,041	30,371,382
Equity Income Trust Series II	22,568,150	21,846,938
Financial Industries Trust Series I	3,903,548	3,780,426
Financial Industries Trust Series II	4,690,098	5,582,121
Franklin Templeton Founding Allocation Trust Series I (f)	2,854,839	41,396,607
Franklin Templeton Founding Allocation Trust Series II (g)	63,723,630	961,914,856
Fundamental All Cap Core Trust Series II	7,195,683	7,763,778
Fundamental Large Cap Value Trust Series I	7,850,725	34,423,241
Fundamental Large Cap Value Trust Series II	10,652,190	35,855,891
Global Allocation (a)	8,183	36,580
Global Bond Trust Series I	3,932,734	6,539,331
Global Bond Trust Series II	11,792,954	20,597,243
Global Trust Series I	8,239,586	17,659,037
Global Trust Series II	3,409,970	7,681,596

77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
Health Sciences Trust Series I	$17,156,082	$17,291,128
Health Sciences Trust Series II	24,267,901	24,653,451
High Yield Trust Series I	17,215,694	20,710,529
High Yield Trust Series II	15,717,588	24,993,296
International Core Trust Series I (d)	4,113,734	19,375,814
International Core Trust Series II (e)	3,455,554	15,550,793
International Equity Index Trust B Series I	1,048,909	2,439,257
International Equity Index Trust B Series II	1,082,135	2,265,714
International Equity Index Trust B Series NAV	669,277	1,288,042
International Growth Stock Trust Series II	1,986,302	3,582,352
International Small Company Trust Series I	1,304,772	4,338,571
International Small Company Trust Series II	2,210,905	4,363,093
International Value Trust Series I	20,551,730	8,974,730
International Value Trust Series II	18,697,085	11,588,958
Investment Quality Bond Trust Series I	13,318,186	19,958,976
Investment Quality Bond Trust Series II	7,029,308	14,252,299
Lifestyle Aggressive MVP Series I	2,016,046	10,189,548
Lifestyle Aggressive MVP Series II	4,385,239	18,687,826
Lifestyle Aggressive Trust PS Series I	1,328,939	134,666
Lifestyle Aggressive Trust PS Series II	600,215	397,614
Lifestyle Balanced MVP Series I	37,156,922	76,910,421
Lifestyle Balanced MVP Series II	373,552,439	860,000,936
Lifestyle Balanced MVP Series NAV	10,695	1,169
Lifestyle Balanced Trust PS Series I	4,375,654	2,445,469
Lifestyle Balanced Trust PS Series II	145,609,297	116,799,881
Lifestyle Conservative MVP Series I	13,444,085	19,726,299
Lifestyle Conservative MVP Series II	110,624,410	213,095,855
Lifestyle Conservative Trust PS Series I	1,934,948	1,292,376
Lifestyle Conservative Trust PS Series II	45,090,724	40,997,817
Lifestyle Growth MVP Series I	31,535,921	69,009,588
Lifestyle Growth MVP Series II	391,242,122	1,168,223,274
Lifestyle Growth MVP Series NAV	19,507	243,101
Lifestyle Growth Trust PS Series I	56,034,333	4,258,392
Lifestyle Growth Trust PS Series II	1,228,674,535	294,798,638
Lifestyle Moderate MVP Series I	15,428,281	26,546,133
Lifestyle Moderate MVP Series II	131,716,345	277,519,533
Lifestyle Moderate Trust PS Series I	2,558,717	942,745
Lifestyle Moderate Trust PS Series II	53,401,514	52,731,773
Mid Cap Index Trust Series I	5,603,474	5,457,865
Mid Cap Index Trust Series II	9,837,578	9,576,636
Mid Cap Stock Trust Series I	13,449,874	20,777,063
Mid Cap Stock Trust Series II	7,368,063	14,801,915
Mid Value Trust Series I	11,580,778	10,443,697
Mid Value Trust Series II	12,609,171	10,674,530
Money Market Trust B Series NAV (h)	4,276	10,326,736
Money Market Trust Series I	654,200	12,052,134
Money Market Trust Series II	908,467	39,709,364
Money-Market Trust Series NAV	9,459,173	1,864,593
Mutual Shares Trust Series I	26,225,263	26,163,508
PIMCO All Asset (a)	1,303,384	3,996,376
Real Estate Securities Trust Series I	4,701,692	8,083,497
Real Estate Securities Trust Series II	7,090,725	11,613,806

78

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-Account
Real Return Bond Trust Series II (c)	$807,464	$27,762,206
Science & Technology Trust Series I	14,538,574	15,931,776
Science & Technology Trust Series II	8,584,572	9,270,306
Short Term Government Income Trust Series I	6,262,974	9,283,849
Short Term Government Income Trust Series II	12,136,740	13,213,990
Small Cap Growth Trust Series I	156,521	23,297
Small Cap Growth Trust Series II	5,554,267	7,219,343
Small Cap Index Trust Series I	2,662,008	1,998,181
Small Cap Index Trust Series II	5,250,949	5,013,637
Small Cap Opportunities Trust Series I	4,643,406	7,707,660
Small Cap Opportunities Trust Series II	4,633,620	7,541,482
Small Cap Value Trust Series I	138,810	119,314
Small Cap Value Trust Series II	11,052,513	8,624,698
Small Company Value Trust Series I	9,286,338	8,015,429
Small Company Value Trust Series II	10,354,299	8,361,029
Strategic Income Opportunities Trust Series I	2,750,280	6,821,702
Strategic Income Opportunities Trust Series II	3,550,184	8,985,065
Total Bond Market Trust B Series II	44,135,996	37,307,808
Total Bond Market Trust B Series NAV	10,398,915	12,505,374
Total Stock Market Index Trust Series I	869,292	1,674,394
Total Stock Market Index Trust Series II	1,803,603	3,527,489
U.S. Equity Trust Series I (a)	53,445,421	98,725,004
U.S. Equity Trust Series II (b)	3,357,953	6,025,760
Ultra Short Term Bond Trust Series I	9,348,829	7,657,184
Ultra Short Term Bond Trust Series II	244,397,537	218,396,559
Utilities Trust Series I	2,958,482	4,380,989
Utilities Trust Series II	2,331,679	3,780,466
Value Opportunities (a)	92,026	471,359
Value Trust Series I	8,449,173	12,326,046
Value Trust Series II	3,438,550	4,321,792

(a)

Terminated as an investment option and funds transferred to 500 Index Fund B Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(b)

Terminated as an investment option and funds transferred to 500 Index Fund B Series II on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(c)

Terminated as an investment option and funds transferred to Bond Trust Series II on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(d)

Terminated as an investment option and funds transferred to International Value Trust Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(e)

Terminated as an investment option and funds transferred to International Value Trust Series II on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

79

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

6.	Purchases and Sales of Investments — (continued):

	Purchases	Sales
Sub-account

(f)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(g)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series II on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(h)

Terminated as an investment option and funds transferred to Money-Market Trust Series NAV on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
500 Index Fund B Series I	2016	6,884	$20.98 to $19.75	$138,794	1.90% to 0.45%	3.09%	11.09% to 9.49%
	2015	2,528	18.88 to 18.04	46,424	1.90 to 0.45	1.60	0.65 to -0.80
	2014	2,793	18.76 to 18.18	51,298	1.90 to 0.45	1.48	12.82 to 11.20
	2013	3,220	16.63 to 16.35	52,973	1.90 to 0.45	1.81	31.43 to 29.54
	2012	3,285	12.65 to 12.62	41,546	1.90 to 0.45	3.62	1.22 to 0.98

500 Index Fund B Series II	2016	2,741	20.80 to 19.46	53,568	2.05 to 0.45	1.67	10.87 to 9.11
	2015	2,354	18.76 to 17.84	42,522	2.05 to 0.45	1.44	0.41 to -1.19
	2014	2,469	18.69 to 18.05	44,963	2.05 to 0.45	1.37	12.65 to 10.86
	2013	2,575	16.59 to 16.28	42,129	2.05 to 0.45	1.53	31.10 to 29.02
	2012	3,010	12.65 to 12.62	38,016	2.05 to 0.45	2.63	1.22 to 0.96

500 Index Fund B Series NAV	2016	10,016	20.72 to 18.44	204,469	2.05 to 0.80	1.74	10.76 to 9.38
	2015	11,198	18.71 to 16.86	206,755	2.05 to 0.80	1.68	0.35 to -0.90
	2014	12,772	18.64 to 17.01	235,562	2.05 to 0.80	1.55	12.52 to 11.13
	2013	15,238	16.57 to 15.31	250,125	2.05 to 0.80	1.77	29.35 to 25.36
	2012	17,844	12.65 to 11.83	223,963	2.05 to 0.80	2.09	13.44 to 1.20

Active Bond Trust Series I	2016	1,603	21.62 to 18.25	30,912	1.90 to 0.45	3.56	3.87 to 2.38
	2015	1,808	20.81 to 17.83	33,841	1.90 to 0.45	4.84	-0.28 to -1.72
	2014	2,024	20.87 to 18.14	38,345	1.90 to 0.45	3.66	6.33 to 4.80
	2013	2,205	19.63 to 17.31	39,729	1.90 to 0.45	5.46	-0.21 to -1.64
	2012	2,611	19.67 to 17.59	47,609	1.90 to 0.45	3.93	9.21 to 7.63

Active Bond Trust Series II	2016	7,880	17.53 to 12.20	145,180	2.05 to 1.20	3.34	2.12 to -2.40
	2015	8,870	18.40 to 17.16	159,363	2.05 to 1.40	4.57	-1.53 to -2.16
	2014	10,252	20.48 to 17.54	187,365	2.05 to 0.45	3.31	6.11 to 4.43
	2013	12,635	19.30 to 16.80	220,187	2.05 to 0.45	5.40	-0.40 to -1.98
	2012	13,607	19.38 to 17.14	240,885	2.05 to 0.45	3.76	8.98 to 7.25

All Cap Core Trust Series I	2016	1,259	24.72 to 22.16	35,637	1.90 to 0.45	1.68	10.06 to 8.48
	2015	1,450	22.46 to 20.43	37,635	1.90 to 0.45	0.91	2.13 to 0.66
	2014	1,689	21.99 to 20.30	43,007	1.90 to 0.45	0.93	9.15 to 7.58
	2013	1,966	20.14 to 18.87	46,248	1.90 to 0.45	1.23	33.72 to 31.80
	2012	2,321	15.06 to 14.32	40,948	1.90 to 0.45	1.10	16.04 to 14.36

All Cap Core Trust Series II	2016	216	29.12 to 28.39	5,886	2.05 to 1.40	1.56	8.84 to 8.14
	2015	227	26.92 to 26.08	5,700	2.05 to 1.40	0.76	0.94 to 0.28
	2014	223	29.14 to 26.85	5,517	2.05 to 0.45	0.73	8.97 to 7.24
	2013	311	26.74 to 25.04	7,210	2.05 to 0.45	1.00	33.44 to 31.33
	2012	390	20.04 to 19.06	6,861	2.05 to 0.45	0.91	15.85 to 14.00

American Asset Allocation Trust Series I	2016	6,564	19.57 to 17.01	117,189	1.90 to 0.45	1.26	8.50 to 6.94
	2015	6,939	18.04 to 15.91	115,278	1.90 to 0.45	1.99	0.60 to -0.84
	2014	7,721	17.93 to 16.04	128,606	1.90 to 0.45	1.44	4.57 to 3.07
	2013	8,752	17.15 to 15.57	140,673	1.90 to 0.45	1.04	22.74 to 20.98
	2012	9,905	13.97 to 12.87	130,969	1.90 to 0.45	1.49	15.24 to 13.57

American Asset Allocation Trust Series II	2016	61,102	17.22 to 16.59	1,050,388	2.05 to 1.00	1.09	7.83 to 6.71
	2015	67,055	15.97 to 15.55	1,082,182	2.05 to 1.00	1.83	-0.09 to -1.14
	2014	74,549	17.78 to 15.72	1,220,137	2.05 to 0.45	1.31	4.42 to 2.76
	2013	83,070	17.03 to 15.30	1,320,706	2.05 to 0.45	0.91	22.58 to 20.63
	2012	91,998	13.89 to 12.68	1,205,239	2.05 to 0.45	1.39	14.97 to 13.14

American Asset Allocation Trust Series III	2016	6,706	20.56 to 19.23	136,740	1.55 to 0.80	1.61	8.56 to 7.75
	2015	7,351	18.93 to 17.85	138,210	1.55 to 0.80	2.33	0.53 to -0.22
	2014	8,313	18.83 to 17.89	155,631	1.55 to 0.80	1.73	4.56 to 3.78
	2013	9,650	18.01 to 17.23	172,982	1.55 to 0.80	1.38	21.89 to 18.85
	2012	10,675	14.67 to 14.14	155,962	1.55 to 0.80	1.89	15.23 to 14.36

American Global Growth Trust Series II	2016	9,113	17.08 to 16.27	154,324	2.05 to 1.00	0.76	-0.89 to -1.93
	2015	10,462	17.23 to 16.59	179,743	2.05 to 1.00	1.40	5.44 to 4.33
	2014	11,451	17.98 to 15.90	187,957	2.05 to 0.45	0.63	1.36 to -0.25
	2013	13,049	17.73 to 15.94	215,498	2.05 to 0.45	0.78	27.85 to 25.82
	2012	11,741	13.87 to 12.67	153,231	2.05 to 0.45	0.33	21.45 to 19.51

American Global Growth Trust Series III	2016	1,575	19.79 to 18.51	30,846	1.55 to 0.80	1.27	-0.17 to -0.92
	2015	1,603	19.82 to 18.68	31,462	1.55 to 0.80	1.86	6.17 to 5.37
	2014	1,928	18.67 to 17.73	35,706	1.55 to 0.80	1.09	1.50 to 0.74
	2013	2,179	18.40 to 17.60	39,832	1.55 to 0.80	1.59	27.13 to 25.28
	2012	280	14.36 to 13.84	3,989	1.55 to 0.80	0.80	21.51 to 20.59

American Growth Trust Series II	2016	19,385	37.93 to 30.48	571,028	2.05 to 0.45	0.32	8.54 to 6.82
	2015	22,432	34.94 to 28.53	615,541	2.05 to 0.45	0.09	5.87 to 4.19
	2014	26,775	33.00 to 27.38	700,997	2.05 to 0.45	0.64	7.48 to 5.77
	2013	32,226	30.71 to 25.89	799,945	2.05 to 0.45	0.37	28.90 to 26.85
	2012	40,001	23.82 to 20.41	785,486	2.05 to 0.45	0.25	16.70 to 14.84

American Growth Trust Series III	2016	4,375	21.60 to 20.21	93,545	1.55 to 0.80	0.80	8.61 to 7.80
	2015	4,752	19.89 to 18.75	93,651	1.55 to 0.80	0.58	6.02 to 5.22

81

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
American Growth Trust Series III	2014	5,690	$18.76 to $17.82	$105,950	1.55% to 0.80%	1.10%	7.61% to 6.81%
	2013	6,694	17.43 to 16.68	116,006	1.55 to 0.80	0.84	28.07 to 25.57
	2012	7,849	13.51 to 13.02	105,547	1.55 to 0.80	0.74	16.94 to 16.06

American Growth-Income Trust Series I	2016	3,892	34.31 to 28.14	116,152	1.90 to 0.45	1.59	10.61 to 9.01
	2015	4,390	31.02 to 25.81	119,693	1.90 to 0.45	1.27	0.66 to -0.79
	2014	5,064	30.82 to 26.02	138,554	1.90 to 0.45	0.86	9.76 to 8.18
	2013	5,907	28.08 to 24.05	148,730	1.90 to 0.45	0.96	32.42 to 30.51
	2012	6,896	21.20 to 18.43	132,453	1.90 to 0.45	1.34	16.63 to 14.94

American Growth-Income Trust Series II	2016	18,765	33.96 to 27.29	503,087	2.05 to 0.45	1.50	10.56 to 8.81
	2015	22,083	30.71 to 25.08	541,100	2.05 to 0.45	1.13	0.51 to -1.08
	2014	25,595	30.56 to 25.35	631,381	2.05 to 0.45	0.70	9.62 to 7.88
	2013	31,322	27.87 to 23.50	718,673	2.05 to 0.45	0.79	32.24 to 30.14
	2012	39,801	21.08 to 18.06	703,311	2.05 to 0.45	1.13	16.42 to 14.56

American Growth-Income Trust Series III	2016	9,932	22.05 to 20.63	216,784	1.55 to 0.80	1.99	10.65 to 9.83
	2015	11,058	19.93 to 18.78	218,366	1.55 to 0.80	1.66	0.66 to -0.10
	2014	12,768	19.80 to 18.80	250,887	1.55 to 0.80	1.16	9.75 to 8.93
	2013	15,357	18.04 to 17.26	275,374	1.55 to 0.80	1.26	31.45 to 27.90
	2012	18,879	13.62 to 13.13	255,913	1.55 to 0.80	3.75	16.57 to 15.69

American International Trust Series II	2016	13,582	25.68 to 14.04	316,695	2.05 to 1.00	0.82	1.95 to 0.88
	2015	15,090	25.46 to 13.78	347,869	2.05 to 1.00	0.94	-5.92 to -6.91
	2014	16,756	32.96 to 27.35	413,221	2.05 to 0.45	0.81	-3.58 to -5.11
	2013	18,938	34.18 to 28.82	492,157	2.05 to 0.45	0.77	20.44 to 18.53
	2012	22,634	28.38 to 24.31	497,660	2.05 to 0.45	0.90	16.73 to 14.87

American International Trust Series III	2016	2,989	13.83 to 12.94	40,895	1.55 to 0.80	1.30	2.66 to 1.90
	2015	3,173	13.47 to 12.70	42,336	1.55 to 0.80	1.43	-5.30 to -6.01
	2014	3,497	14.23 to 13.51	49,357	1.55 to 0.80	1.30	-3.44 to -4.16
	2013	3,743	14.73 to 14.10	54,799	1.55 to 0.80	1.27	19.71 to 18.61
	2012	4,154	12.21 to 11.77	50,475	1.55 to 0.80	1.44	17.00 to 16.12

American New World Trust Series II	2016	2,796	14.80 to 12.68	36,748	2.05 to 0.45	0.23	4.30 to 2.65
	2015	3,133	14.19 to 12.35	39,928	2.05 to 0.45	1.34	-4.16 to -5.68
	2014	3,510	14.81 to 13.10	47,465	2.05 to 0.45	0.61	-8.78 to -10.23
	2013	3,887	16.23 to 14.59	58,758	2.05 to 0.45	0.76	10.24 to 8.49
	2012	4,498	14.72 to 13.44	62,292	2.05 to 0.45	0.44	16.59 to 14.73

American New World Trust Series III	2016	116	13.68 to 12.80	1,560	1.55 to 0.80	0.77	4.37 to 3.59
	2015	115	13.11 to 12.36	1,485	1.55 to 0.80	1.85	-4.02 to -4.73
	2014	134	13.66 to 12.97	1,800	1.55 to 0.80	1.15	-8.68 to -9.37
	2013	144	14.96 to 14.31	2,122	1.55 to 0.80	1.10	10.47 to 9.65
	2012	190	13.54 to 13.05	2,546	1.55 to 0.80	0.85	16.77 to 15.89

Basic Value Focus (e)	2016	127	49.91 to 24.76	5,279	1.80 to 1.40	1.29	16.24 to 15.78
	2015	154	42.93 to 21.39	5,468	1.80 to 1.40	1.32	-7.38 to -7.75
	2014	164	46.35 to 23.29	6,235	1.90 to 1.40	1.21	8.23 to 7.69
	2013	190	42.83 to 21.63	6,716	1.90 to 1.40	1.19	35.94 to 35.26
	2012	235	31.51 to 15.99	6,058	1.90 to 1.40	1.51	12.30 to 11.73

Blue Chip Growth Trust Series I	2016	5,095	35.26 to 25.08	204,902	1.90 to 0.45	0.01	0.36 to -1.09
	2015	5,839	35.13 to 25.36	236,562	1.90 to 0.45	0.00	10.56 to 8.97
	2014	6,547	31.77 to 23.27	241,041	1.90 to 0.45	0.00	8.58 to 7.02
	2013	7,738	29.26 to 21.75	264,250	1.90 to 0.45	0.27	40.69 to 38.67
	2012	8,904	20.80 to 15.68	217,180	1.90 to 0.45	0.09	17.78 to 16.08

Blue Chip Growth Trust Series II	2016	3,627	30.84 to 20.74	100,570	2.05 to 1.00	0.00	-0.38 to -1.43
	2015	4,254	31.28 to 20.82	119,386	2.05 to 1.00	0.00	9.73 to 8.58
	2014	4,482	30.88 to 28.81	115,624	2.05 to 0.45	0.00	8.39 to 6.67
	2013	5,432	28.49 to 27.01	131,638	2.05 to 0.45	0.11	40.40 to 38.17
	2012	6,083	20.29 to 19.55	106,689	2.05 to 0.45	0.00	17.56 to 15.68

Bond Trust Series I	2016	13,920	13.82 to 13.29	191,260	1.55 to 0.80	2.86	2.24 to 1.48
	2015	14,570	13.52 to 13.10	196,023	1.55 to 0.80	2.77	-0.55 to -1.30
	2014	16,632	13.59 to 13.27	225,311	1.55 to 0.80	2.53	4.69 to 3.91
	2013	19,048	12.98 to 12.77	246,784	1.55 to 0.80	2.92	-2.24 to -2.88
	2012	18,222	13.27 to 13.15	241,510	1.55 to 0.80	2.77	5.48 to 4.69

Bond Trust Series II	2016	34,035	12.82 to 12.69	442,267	2.05 to 0.80	2.61	2.03 to 0.77
	2015	34,819	12.73 to 12.44	446,363	2.05 to 0.80	2.65	-0.75 to -1.99
	2014	37,161	13.66 to 12.98	484,137	2.05 to 0.45	2.34	4.93 to 3.26
	2013	43,168	13.02 to 12.57	546,691	2.05 to 0.45	2.69	-2.07 to -3.63
	2012	42,148	13.29 to 13.05	553,118	2.05 to 0.45	2.52	5.64 to 3.96

Capital Appreciation Trust Series I	2016	6,883	21.94 to 20.48	121,452	1.90 to 0.45	0.00	-1.52 to -2.94
	2015	7,856	22.61 to 20.80	142,010	1.90 to 0.45	0.00	10.96 to 9.36
	2014	8,922	20.67 to 18.74	146,789	1.90 to 0.45	0.05	9.16 to 7.59
	2013	10,222	19.21 to 17.17	155,768	1.90 to 0.45	0.24	36.79 to 34.83
	2012	12,110	14.25 to 12.55	136,224	1.90 to 0.45	0.15	15.46 to 13.79

Capital Appreciation Trust Series II	2016	1,997	30.37 to 20.07	51,049	2.05 to 1.00	0.00	-2.25 to -3.27
	2015	2,332	31.39 to 20.53	61,537	2.05 to 1.00	0.00	10.06 to 8.91

82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Capital Appreciation Trust Series II	2014		2,665	$28.83 to $28.69	$64,337	2.05% to 0.45%	0.00	8.98% to 7.25%
	2013		3,045	26.88 to 26.32	68,555	2.05 to 0.45	0.21	36.48 to 34.32
	2012		3,741	20.01 to 19.29	62,559	2.05 to 0.45	0.06	15.32 to 13.48

Capital Appreciation Value Trust Series II	2016		14,097	20.64 to 18.79	281,362	2.05 to 1.00	1.10	6.77 to 5.66
	2015		14,890	19.53 to 17.60	293,194	2.05 to 1.00	0.89	4.05 to 2.97
	2014		15,683	21.06 to 18.97	308,166	2.05 to 0.45	1.19	11.54 to 9.77
	2013		17,243	18.88 to 17.28	307,584	2.05 to 0.45	1.03	21.39 to 19.46
	2012		19,198	15.56 to 14.47	285,352	2.05 to 0.45	1.24	13.98 to 12.16

Core Bond Trust Series I	2016		5,044	19.39 to 16.37	85,004	1.90 to 0.45	1.90	2.28 to 0.81
	2015	(h)	6,088	18.95 to 16.24	101,222	1.90 to 0.45	2.33	-2.01 to -2.98

Core Bond Trust Series II	2016		6,142	16.03 to 12.37	99,553	2.05 to 1.00	1.72	1.52 to 0.46
	2015		7,077	15.96 to 12.19	113,078	2.05 to 1.00	2.00	-1.92 to -2.50
	2014		400	18.99 to 16.27	6,846	2.05 to 0.45	2.58	5.26 to 3.59
	2013		465	18.05 to 15.71	7,605	2.05 to 0.45	1.67	-2.79 to -4.34
	2012		638	18.56 to 16.42	10,874	2.05 to 0.45	2.42	5.79 to 4.10

Core Strategy Trust Series I	2016		7,976	15.16 to 14.75	120,458	1.55 to 0.80	2.03	6.26 to 5.47
	2015		8,439	14.27 to 13.98	120,050	1.55 to 0.80	2.17	-0.90 to -1.64
	2014		9,263	14.40 to 14.22	133,129	1.55 to 0.80	2.32	5.26 to 4.48
	2013		10,218	13.68 to 13.61	139,653	1.55 to 0.80	8.51	9.41 to 8.86

Core Strategy Trust Series II	2016		173,514	18.84 to 15.31	3,124,425	2.10 to 0.35	1.82	6.58 to 4.73
	2015		181,999	17.99 to 14.36	3,154,380	2.10 to 0.35	1.98	-0.72 to -2.45
	2014		190,433	18.44 to 14.47	3,409,588	2.10 to 0.35	2.20	5.54 to 3.71
	2013		205,775	17.78 to 13.71	3,544,521	2.10 to 0.35	1.49	16.56 to 9.66
	2012		42,857	15.93 to 15.25	632,257	2.10 to 0.45	2.51	11.77 to 9.93

Core Strategy Trust Series NAV	2016		333	22.59 to 16.32	6,768	1.60 to 1.20	2.04	5.88 to 5.46
	2015		370	21.34 to 15.48	7,114	1.60 to 1.20	2.15	-1.25 to -1.64
	2014		423	21.61 to 15.74	8,160	1.60 to 1.20	2.11	4.88 to 4.46
	2013		577	20.60 to 15.07	10,740	1.60 to 1.20	0.68	17.86 to 17.39
	2012		601	17.48 to 12.83	9,322	1.60 to 1.20	2.90	11.23 to 2.67

DWS Equity 500 Index (e)	2016		370	35.64 to 27.67	12,733	2.05 to 1.40	1.74	9.65 to 8.94
	2015		421	32.50 to 25.40	13,229	2.05 to 1.40	1.28	-0.64 to -1.29
	2014		472	32.71 to 25.73	14,976	2.05 to 1.40	1.52	11.43 to 10.71
	2013		548	29.35 to 23.24	15,603	2.05 to 1.40	1.44	29.61 to 28.77
	2012		637	22.65 to 18.05	14,069	2.05 to 1.40	1.35	13.65 to 12.91

Equity Income Trust Series I	2016	(f)	4,250	36.15 to 24.43	195,429	1.90 to 0.45	2.19	18.59 to 16.88
	2015		4,831	30.48 to 20.90	188,429	1.90 to 0.45	1.85	-7.17 to -8.50
	2014		5,549	32.83 to 22.84	234,874	1.90 to 0.45	1.77	6.99 to 5.45
	2013		6,433	30.69 to 21.66	257,077	1.90 to 0.45	1.86	29.46 to 27.60
	2012		7,402	23.71 to 16.98	229,408	1.90 to 0.45	2.01	16.83 to 15.14

Equity Income Trust Series II	2016	(g)	5,116	29.60 to 27.49	125,642	2.05 to 0.45	2.04	18.38 to 16.50
	2015		5,626	25.00 to 23.60	118,166	2.05 to 0.45	1.67	-7.33 to -8.80
	2014		6,397	26.98 to 25.87	146,804	2.05 to 0.45	1.56	6.75 to 5.06
	2013		7,614	25.28 to 24.63	166,191	2.05 to 0.45	1.69	29.16 to 27.11
	2012		8,601	19.57 to 19.37	147,658	2.05 to 0.45	1.82	16.65 to 14.79

Financial Industries Trust Series I	2016		533	22.07 to 20.97	11,595	1.90 to 1.40	1.53	17.71 to 17.12
	2015		543	18.75 to 17.90	10,015	1.90 to 1.40	0.99	-4.00 to -4.48
	2014		583	22.24 to 18.74	11,204	1.90 to 0.45	0.69	8.16 to 6.60
	2013		680	20.56 to 17.58	12,225	1.90 to 0.45	0.61	30.17 to 28.30
	2012		752	15.80 to 13.71	10,491	1.90 to 0.45	0.77	17.52 to 15.82

Financial Industries Trust Series II	2016		772	25.11 to 20.07	17,537	2.05 to 1.00	1.24	18.02 to 16.79
	2015		840	21.50 to 17.00	16,184	2.05 to 1.00	0.71	-3.85 to -4.85
	2014		933	23.61 to 22.60	18,786	2.05 to 0.45	0.50	7.93 to 6.22
	2013		1,195	21.87 to 21.27	22,429	2.05 to 0.45	0.44	29.90 to 27.84
	2012		1,292	16.84 to 16.64	18,856	2.05 to 0.45	0.58	17.29 to 15.42

Franklin Templeton Founding Allocation Trust Series I	2016	(n)	0	17.74 to 16.62	0	1.55 to 0.80	2.61	7.30 to 6.65
	2015		2,348	16.54 to 15.59	38,440	1.55 to 0.80	2.65	-6.55 to -7.25
	2014		2,563	17.70 to 16.81	44,969	1.55 to 0.80	2.87	2.19 to 1.42
	2013		3,008	17.32 to 16.57	51,742	1.55 to 0.80	2.37	22.52 to 19.68
	2012		3,312	14.03 to 13.52	46,220	1.55 to 0.80	3.03	15.33 to 14.46

Franklin Templeton Founding Allocation Trust Series II	2016	(o)	0	27.49 to 13.74	0	2.05 to 0.35	2.41	7.50 to 6.03
	2015		64,511	25.57 to 12.96	896,093	2.05 to 0.35	2.42	-6.32 to -7.90
	2014		73,304	27.29 to 14.07	1,087,385	2.05 to 0.35	2.77	2.45 to 0.72
	2013		83,733	26.64 to 13.96	1,212,833	2.05 to 0.35	2.15	23.84 to 21.75
	2012		93,099	21.51 to 11.47	1,100,917	2.05 to 0.35	2.79	15.62 to 13.66

Fundamental All Cap Core Trust Series II	2016		1,348	33.04 to 30.23	43,337	2.05 to 1.40	0.18	6.61 to 5.92
	2015		1,546	30.99 to 28.54	46,759	2.05 to 1.40	0.00	2.39 to 1.73
	2014		1,758	33.82 to 28.06	52,081	2.05 to 0.45	0.21	9.06 to 7.33
	2013		2,199	31.01 to 26.14	60,517	2.05 to 0.45	0.71	34.94 to 32.80
	2012		2,867	22.98 to 19.69	59,159	2.05 to 0.45	0.57	22.75 to 20.79

83

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Fundamental Large Cap Value Trust Series I	2016		9,036	$28.65 to $23.85	$225,924	1.90% to 0.45%	2.20%	9.68% to 8.10%
	2015		10,281	26.13 to 22.06	236,820	1.90 to 0.45	0.96	-1.55 to -2.97
	2014		11,918	26.54 to 22.73	281,433	1.90 to 0.45	2.37	10.12 to 8.53
	2013		1,198	24.10 to 20.95	24,838	1.90 to 0.45	0.00	2.78 to 2.68

Fundamental Large Cap Value Trust Series II	2016		8,056	23.25 to 13.35	180,517	2.05 to 1.00	2.00	8.86 to 7.73
	2015		9,295	21.59 to 12.26	192,421	2.05 to 1.00	0.77	-2.28 to -3.30
	2014		10,925	26.48 to 22.32	234,103	2.05 to 0.45	1.36	9.91 to 8.16
	2013		1,686	24.09 to 20.64	36,342	2.05 to 0.45	0.89	31.51 to 29.43
	2012		862	18.32 to 15.95	14,355	2.05 to 0.45	1.07	23.67 to 21.70

Global Allocation (e)	2016		35	23.67 to 18.89	679	1.75 to 1.40	1.13	2.51 to 2.15
	2015		37	23.17 to 18.42	689	1.75 to 1.40	0.95	-2.25 to -2.59
	2014		40	31.47 to 18.85	766	1.90 to 1.40	2.01	0.55 to 0.05
	2013		44	31.45 to 18.74	848	1.90 to 1.40	1.07	12.96 to 12.40
	2012		45	27.98 to 16.59	763	1.90 to 1.40	1.38	8.60 to 8.06

Global Bond Trust Series I	2016		1,098	21.42 to 15.30	31,470	1.90 to 0.80	0.00	2.23 to 1.11
	2015		1,173	21.18 to 14.97	32,986	1.90 to 0.80	2.51	-4.27 to -5.32
	2014		1,394	26.09 to 22.37	40,723	1.90 to 0.45	0.88	1.82 to 0.36
	2013		1,667	25.62 to 22.29	47,955	1.90 to 0.45	0.43	-5.84 to -7.20
	2012		1,983	27.21 to 24.02	61,078	1.90 to 0.45	7.02	6.55 to 5.00

Global Bond Trust Series II	2016		4,013	16.27 to 11.34	73,029	2.05 to 1.00	0.00	1.89 to 0.83
	2015		4,374	16.13 to 11.13	79,194	2.05 to 1.00	2.52	-4.69 to -5.68
	2014		5,231	25.13 to 17.11	101,854	2.05 to 0.45	0.73	1.67 to 0.06
	2013		6,165	24.72 to 17.10	123,634	2.05 to 0.45	0.24	-6.09 to -7.58
	2012		6,626	26.32 to 18.50	148,540	2.05 to 0.45	7.00	6.33 to 4.63

Global Trust Series I	2016		4,783	22.29 to 17.46	116,485	1.90 to 0.45	4.46	8.97 to 7.41
	2015		5,315	20.45 to 16.26	120,663	1.90 to 0.45	1.87	-6.84 to -8.18
	2014		5,984	21.96 to 17.71	148,671	1.90 to 0.45	2.05	-3.04 to -4.43
	2013		5,915	22.64 to 18.53	150,907	1.90 to 0.45	1.47	30.50 to 28.62
	2012		6,898	17.35 to 14.41	134,571	1.90 to 0.45	2.11	21.20 to 19.44

Global Trust Series II	2016		1,883	22.30 to 12.39	36,828	2.05 to 1.00	4.26	8.15 to 7.02
	2015		2,175	20.84 to 11.46	39,571	2.05 to 1.00	1.64	-7.54 to -8.51
	2014		2,679	23.76 to 22.78	52,928	2.05 to 0.45	3.12	-3.24 to -4.78
	2013		1,309	24.55 to 23.92	28,237	2.05 to 0.45	1.28	30.25 to 28.18
	2012		1,516	18.85 to 18.66	25,430	2.05 to 0.45	1.90	20.96 to 19.03

Health Sciences Trust Series I	2016		898	64.85 to 50.93	49,474	1.90 to 0.45	0.07	-10.97 to -12.26
	2015		1,125	72.84 to 58.05	70,280	1.90 to 0.45	0.00	12.19 to 10.57
	2014		1,197	64.93 to 52.50	67,382	1.90 to 0.45	0.00	31.24 to 29.35
	2013		1,331	49.47 to 40.58	57,701	1.90 to 0.45	0.00	50.40 to 48.23
	2012		1,425	32.89 to 27.38	41,483	1.90 to 0.45	0.00	31.36 to 29.46

Health Sciences Trust Series II	2016		1,141	58.00 to 24.04	59,857	2.05 to 1.00	0.00	-11.66 to -12.58
	2015		1,420	66.36 to 27.21	86,054	2.05 to 1.00	0.00	11.38 to 10.21
	2014		1,602	69.34 to 60.21	88,687	2.05 to 0.45	0.00	30.95 to 28.88
	2013		1,795	52.95 to 46.72	78,495	2.05 to 0.45	0.00	50.11 to 47.73
	2012		1,938	35.27 to 31.62	57,932	2.05 to 0.45	0.00	31.06 to 28.97

High Yield Trust Series I	2016		3,940	26.95 to 23.23	68,642	1.90 to 0.45	6.74	15.74 to 14.08
	2015		4,437	23.28 to 20.36	66,200	1.90 to 0.45	7.09	-8.73 to -10.05
	2014		4,996	25.51 to 22.64	84,031	1.90 to 0.45	6.24	-0.34 to -1.77
	2013		5,682	25.60 to 23.05	98,605	1.90 to 0.45	7.77	8.04 to 6.48
	2012		2,307	23.69 to 21.64	52,828	1.90 to 0.45	7.28	18.46 to 16.74

High Yield Trust Series II	2016		2,726	22.81 to 13.94	58,286	2.05 to 1.00	6.48	15.00 to 13.80
	2015		3,361	20.05 to 12.12	62,634	2.05 to 1.00	6.71	-9.46 to -10.40
	2014		3,759	28.37 to 22.37	81,512	2.05 to 0.45	5.67	-0.69 to -2.27
	2013		4,539	28.57 to 22.89	106,280	2.05 to 0.45	6.98	7.87 to 6.16
	2012		3,305	26.48 to 21.57	75,110	2.05 to 0.45	7.15	18.34 to 16.45

International Core Trust Series I	2016	(l)	0	17.34 to 15.45	0	1.90 to 0.45	25.20	0.86 to -0.31
	2015		1,177	17.19 to 15.50	18,601	1.90 to 0.45	2.71	-5.88 to -7.23
	2014		1,371	18.27 to 16.71	23,157	1.90 to 0.45	3.42	-7.12 to -8.45
	2013		1,507	19.67 to 18.25	27,639	1.90 to 0.45	2.75	24.43 to 22.64
	2012		1,705	15.80 to 14.88	25,322	1.90 to 0.45	2.79	14.53 to 12.87

International Core Trust Series II	2016	(m)	0	21.08 to 13.76	0	2.05 to 1.00	23.90	0.25 to -0.60
	2015		868	21.21 to 13.73	14,544	2.05 to 1.00	2.64	-6.56 to -7.54
	2014		869	22.94 to 21.24	15,720	2.05 to 0.45	3.01	-7.33 to -8.80
	2013		1,069	25.15 to 22.92	20,858	2.05 to 0.45	2.56	24.22 to 22.25
	2012		1,164	20.58 to 18.45	18,648	2.05 to 0.45	2.50	14.31 to 12.48

International Equity Index Trust B Series I	2016		1,006	13.42 to 13.15	13,508	1.90 to 1.40	2.58	3.00 to 2.48
	2015		1,124	13.03 to 12.83	14,658	1.90 to 1.40	2.21	-7.22 to -7.69
	2014		1,294	14.34 to 13.90	18,203	1.90 to 0.45	2.94	-5.04 to -6.41
	2013		1,431	15.10 to 14.85	21,397	1.90 to 0.45	2.38	14.04 to 12.40
	2012		1,641	13.24 to 13.21	21,733	1.90 to 0.45	6.85	5.94 to 5.69

International Equity Index Trust B Series II	2016		907	13.85 to 12.96	11,992	2.05 to 0.45	2.38	3.77 to 2.12

84

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
International Equity Index Trust B Series II	2015	1,008	$13.35 to $12.69	$12,971	2.05% to 0.45%	1.94%	-6.53% to -8.02%
	2014	1,298	14.28 to 13.79	18,095	2.05 to 0.45	2.66	-5.23 to -6.73
	2013	1,531	15.07 to 14.79	22,765	2.05 to 0.45	2.14	13.81 to 12.01
	2012	1,860	13.24 to 13.20	24,581	2.05 to 0.45	5.74	5.91 to 5.63

International Equity Index Trust B Series NAV	2016	1,045	10.87 to 10.22	11,152	2.05 to 1.40	2.67	2.98 to 2.31
	2015	1,117	10.56 to 9.99	11,604	2.05 to 1.40	2.32	-7.11 to -7.72
	2014	1,264	11.37 to 10.83	14,176	2.05 to 1.40	2.88	-5.90 to -6.51
	2013	1,535	12.08 to 11.58	18,356	2.05 to 1.40	2.36	12.95 to 12.21
	2012	1,808	10.69 to 10.32	19,183	2.05 to 1.40	1.22	16.12 to 15.36

International Growth Stock Trust Series II	2016	1,089	13.96 to 13.64	15,215	2.05 to 1.00	1.49	-2.43 to -3.45
	2015	1,203	14.30 to 14.12	17,315	2.05 to 1.00	1.56	-3.50 to -4.51
	2014	1,250	15.31 to 14.79	18,761	2.05 to 0.45	1.58	-0.45 to -2.03
	2013	1,347	15.38 to 15.10	20,531	2.05 to 0.45	0.98	18.33 to 16.46
	2012	1,565	13.00 to 12.96	20,386	2.05 to 0.45	3.02	3.98 to 3.71

International Small Company Trust Series I	2016	1,275	19.17 to 17.28	22,787	1.90 to 0.45	1.91	4.43 to 2.93
	2015	1,458	18.35 to 16.79	25,204	1.90 to 0.45	1.77	6.07 to 4.54
	2014	1,633	17.30 to 16.06	26,890	1.90 to 0.45	1.33	-7.31 to -8.65
	2013	1,854	18.67 to 17.58	33,239	1.90 to 0.45	1.77	25.77 to 23.96
	2012	2,107	14.84 to 14.18	30,334	1.90 to 0.45	1.25	18.65 to 16.93

International Small Company Trust Series II	2016	860	16.86 to 16.24	14,898	2.05 to 1.00	1.69	3.66 to 2.57
	2015	988	16.44 to 15.67	16,605	2.05 to 1.00	1.63	5.33 to 4.23
	2014	1,088	17.12 to 15.77	17,482	2.05 to 0.45	1.12	-7.51 to -8.98
	2013	1,320	18.51 to 17.33	23,314	2.05 to 0.45	1.61	25.45 to 23.46
	2012	1,456	14.75 to 14.03	20,750	2.05 to 0.45	1.09	18.46 to 16.57

International Value Trust Series I	2016	3,782	23.65 to 20.38	72,355	1.90 to 0.45	2.56	11.74 to 10.13
	2015	3,228	21.16 to 18.51	55,740	1.90 to 0.45	1.76	-8.23 to -9.55
	2014	3,690	23.06 to 20.46	70,198	1.90 to 0.45	2.69	-12.90 to -14.16
	2013	4,246	26.47 to 23.83	93,535	1.90 to 0.45	1.72	25.58 to 23.78
	2012	4,865	21.08 to 19.26	86,198	1.90 to 0.45	2.57	18.84 to 17.12

International Value Trust Series II	2016	3,078	24.58 to 14.12	63,599	2.05 to 1.00	2.25	10.83 to 9.67
	2015	2,780	22.41 to 12.74	51,915	2.05 to 1.00	1.48	-8.86 to -9.82
	2014	3,210	24.85 to 24.31	65,855	2.05 to 0.45	2.47	-13.04 to -14.42
	2013	3,778	29.04 to 27.95	90,010	2.05 to 0.45	1.52	25.33 to 23.34
	2012	4,463	23.54 to 22.30	86,302	2.05 to 0.45	2.36	18.54 to 16.64

Investment Quality Bond Trust Series I	2016	7,267	28.80 to 19.39	139,695	1.90 to 0.45	2.19	3.82 to 2.33
	2015	7,725	27.74 to 18.94	144,236	1.90 to 0.45	1.80	-1.26 to -2.68
	2014	8,695	28.10 to 19.47	165,086	1.90 to 0.45	2.88	5.00 to 3.49
	2013	9,980	26.76 to 18.81	181,114	1.90 to 0.45	3.80	-2.36 to -3.76
	2012	10,049	27.41 to 19.55	192,548	1.90 to 0.45	2.04	7.10 to 5.55

Investment Quality Bond Trust Series II	2016	3,793	16.54 to 12.21	68,484	2.05 to 0.80	1.95	1.97 to -2.34
	2015	4,206	16.23 to 12.33	74,512	2.05 to 1.00	1.60	-2.00 to -3.03
	2014	4,822	22.50 to 16.73	87,725	2.05 to 0.45	2.72	4.79 to 3.13
	2013	5,354	21.47 to 16.22	95,946	2.05 to 0.45	3.47	-2.47 to -4.02
	2012	5,945	22.02 to 16.90	113,711	2.05 to 0.45	1.86	6.80 to 5.10

Lifestyle Aggressive MVP Series I	2016	2,558	21.68 to 18.88	53,179	1.90 to 0.45	1.55	1.50 to 0.04
	2015	2,986	21.36 to 18.87	61,877	1.90 to 0.45	1.82	-6.27 to -7.62
	2014	3,743	22.79 to 20.43	82,915	1.90 to 0.45	2.66	0.94 to -0.51
	2013	4,195	22.58 to 20.54	92,832	1.90 to 0.45	2.50	26.15 to 24.33
	2012	4,257	17.90 to 16.52	74,920	1.90 to 0.45	1.27	16.09 to 14.41

Lifestyle Aggressive MVP Series II	2016	4,068	23.62 to 15.01	81,402	2.05 to 1.00	1.36	0.65 to -0.40
	2015	4,830	23.72 to 14.91	96,527	2.05 to 1.00	1.65	-6.99 to -7.96
	2014	5,900	26.12 to 25.77	127,277	2.05 to 0.45	2.39	0.84 to -0.76
	2013	7,321	25.97 to 25.91	159,377	2.05 to 0.45	2.16	25.87 to 23.87
	2012	8,463	20.96 to 20.58	148,442	2.05 to 0.45	1.12	15.91 to 14.06

Lifestyle Aggressive Trust PS Series I	2016	206	13.94 to 13.80	2,852	1.75 to 1.40	2.49	8.03 to 7.65
	2015	122	12.91 to 12.82	1,566	1.75 to 1.40	2.49	-2.92 to -3.26
	2014	56	13.33 to 13.23	740	1.90 to 1.15	2.10	4.21 to 3.43

Lifestyle Aggressive Trust PS Series II	2016	325	14.03 to 13.65	4,472	1.90 to 1.00	1.57	8.26 to 7.29
	2015	322	12.96 to 12.72	4,109	1.90 to 1.00	1.65	-2.73 to -3.60
	2014	291	13.32 to 13.17	3,851	2.05 to 1.00	2.66	4.16 to 3.08
	2013	2	12.79 to 12.78	24	2.05 to 1.00	71.35	2.31 to 2.24

Lifestyle Balanced MVP Series I	2016	22,184	27.31 to 20.29	452,285	1.90 to 0.45	2.01	4.32 to 2.82
	2015	25,247	26.18 to 19.73	499,014	1.90 to 0.45	2.28	-2.69 to -4.09
	2014	28,772	26.90 to 20.58	591,421	1.90 to 0.45	2.68	3.82 to 2.33
	2013	33,735	25.91 to 20.11	672,128	1.90 to 0.45	2.75	12.28 to 10.66
	2012	36,808	23.08 to 18.17	663,373	1.90 to 0.45	2.18	11.36 to 9.75

Lifestyle Balanced MVP Series II	2016	308,429	21.53 to 16.48	5,812,156	2.05 to 0.35	1.83	4.25 to 2.49
	2015	345,536	21.01 to 15.81	6,388,484	2.05 to 0.35	2.10	-2.73 to -4.37
	2014	393,696	16.76 to 16.26	7,664,452	2.10 to 0.35	2.50	3.67 to 1.87
	2013	465,660	16.45 to 15.68	8,946,098	2.10 to 0.35	2.54	12.15 to 10.20

85

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Lifestyle Balanced MVP Series II	2012	514,301	$14.93 to $13.98	$8,984,382	2.10% to 0.35%	2.01%	11.31% to 9.37%

Lifestyle Balanced MVP Series NAV	2016	6	17.70 to 17.70	100	1.20 to 1.20	2.20	3.66 to 3.66
	2015	5	17.07 to 17.07	92	1.20 to 1.20	2.51	-3.37 to -3.37
	2014	5	17.66 to 17.66	91	1.20 to 1.20	2.97	3.01 to 3.01
	2013	5	17.15 to 17.15	84	1.20 to 1.20	2.95	11.55 to 11.55
	2012	5	15.37 to 15.37	71	1.20 to 1.20	2.25	10.56 to 10.56

Lifestyle Balanced Trust PS Series I	2016	1,142	13.88 to 13.42	15,651	1.90 to 0.80	2.45	5.26 to 4.11
	2015	1,039	13.19 to 12.89	13,587	1.90 to 0.80	2.64	-0.75 to -1.83
	2014	815	13.29 to 13.13	10,783	1.90 to 0.80	3.78	5.11 to 3.96
	2013	11	12.64 to 12.63	142	1.90 to 0.80	47.40	1.14 to 1.06

Lifestyle Balanced Trust PS Series II	2016	36,267	13.98 to 13.27	536,198	2.05 to 0.35	2.13	5.52 to 3.74
	2015	34,915	13.25 to 12.79	501,437	2.05 to 0.35	2.25	-0.57 to -2.25
	2014	32,132	13.33 to 13.09	476,032	2.05 to 0.35	2.77	5.37 to 3.60
	2013	13,893	12.65 to 12.63	205,650	2.05 to 0.35	2.05	1.19 to 1.07
	2012	12,281	13.63 to 13.16	164,598	2.00 to 0.80	1.23	9.66 to 8.34

Lifestyle Conservative MVP Series I	2016	5,842	29.30 to 19.71	122,691	1.90 to 0.45	2.33	4.11 to 2.61
	2015	6,324	28.14 to 19.21	128,980	1.90 to 0.45	2.43	-0.40 to -1.84
	2014	7,240	28.26 to 19.57	150,458	1.90 to 0.45	2.61	4.54 to 3.04
	2013	8,615	27.03 to 18.99	174,331	1.90 to 0.45	3.04	3.41 to 1.92
	2012	11,375	26.14 to 18.64	225,765	1.90 to 0.45	2.88	8.03 to 6.46

Lifestyle Conservative MVP Series II	2016	65,943	17.07 to 14.81	1,177,865	2.10 to 0.35	2.11	3.95 to 2.15
	2015	71,826	16.42 to 14.50	1,280,720	2.10 to 0.35	2.27	-0.50 to -2.23
	2014	81,392	16.51 to 14.83	1,507,982	2.10 to 0.35	2.41	4.47 to 2.66
	2013	100,413	15.80 to 14.45	1,825,240	2.10 to 0.35	2.85	3.33 to 1.54
	2012	133,398	15.29 to 14.23	2,391,723	2.10 to 0.35	2.70	7.89 to 6.00

Lifestyle Conservative Trust PS Series I	2016	397	13.51 to 13.06	5,295	1.90 to 0.80	2.85	3.56 to 2.42
	2015	360	13.04 to 12.79	4,648	1.75 to 0.80	3.26	-0.63 to -1.57
	2014	301	13.13 to 12.97	3,921	1.90 to 0.80	5.50	4.70 to 3.56

Lifestyle Conservative Trust PS Series II	2016	7,345	13.61 to 12.91	101,444	2.05 to 0.35	2.35	3.81 to 2.06
	2015	7,130	13.11 to 12.65	96,548	2.05 to 0.35	2.60	-0.38 to -2.06
	2014	6,576	13.16 to 12.92	90,742	2.05 to 0.35	3.11	5.04 to 3.27
	2013	3,378	12.53 to 12.51	45,904	2.05 to 0.35	2.05	0.20 to 0.09
	2012	4,109	13.35 to 13.17	54,631	2.00 to 0.80	1.35	6.67 to 5.39

Lifestyle Growth MVP Series I	2016	23,895	24.42 to 19.33	448,830	1.90 to 0.45	1.80	2.87 to 1.39
	2015	26,636	23.73 to 19.07	493,044	1.90 to 0.45	2.08	-4.96 to -6.33
	2014	30,351	24.97 to 20.36	597,199	1.90 to 0.45	2.64	1.70 to 0.24
	2013	35,064	24.56 to 20.31	683,480	1.90 to 0.45	2.46	18.81 to 17.10
	2012	37,058	20.67 to 17.34	617,143	1.90 to 0.45	1.83	13.35 to 11.71

Lifestyle Growth MVP Series II	2016	429,283	16.82 to 15.80	7,922,154	2.10 to 0.35	1.61	2.78 to 1.00
	2015	484,650	16.65 to 15.37	8,822,906	2.10 to 0.35	1.89	-5.15 to -6.79
	2014	555,247	17.86 to 16.21	10,822,611	2.10 to 0.35	2.44	1.68 to -0.08
	2013	666,341	17.88 to 15.94	12,998,169	2.10 to 0.35	2.26	18.67 to 16.61
	2012	708,897	15.33 to 13.43	11,862,337	2.10 to 0.35	1.63	13.19 to 11.21

Lifestyle Growth MVP Series NAV	2016	23	18.14 to 18.14	415	1.20 to 1.20	1.68	2.15 to 2.15
	2015	36	17.75 to 17.75	648	1.20 to 1.20	2.25	-5.69 to -5.69
	2014	36	18.82 to 18.82	687	1.20 to 1.20	2.86	1.06 to 1.06
	2013	36	18.63 to 18.63	680	1.20 to 1.20	2.58	17.96 to 17.96
	2012	36	15.79 to 15.79	576	1.20 to 1.20	2.48	12.54 to 12.54

Lifestyle Growth Trust PS Series I	2016	5,512	14.12 to 13.65	77,271	1.90 to 0.80	3.92	6.38 to 5.21
	2015	1,892	13.27 to 12.98	24,955	1.90 to 0.80	2.32	-0.91 to -2.00
	2014	1,597	13.40 to 13.24	21,319	1.90 to 0.80	3.21	5.32 to 4.17
	2013	192	12.72 to 12.71	2,441	1.90 to 0.80	28.16	1.76 to 1.69

Lifestyle Growth Trust PS Series II	2016	157,663	14.23 to 13.51	2,337,397	2.05 to 0.35	2.54	6.64 to 4.85
	2015	95,432	13.35 to 12.89	1,376,978	2.05 to 0.35	2.06	-0.60 to -2.27
	2014	85,785	13.43 to 13.19	1,280,302	2.05 to 0.35	2.85	5.51 to 3.74
	2013	18,545	12.73 to 12.71	283,826	2.05 to 0.35	1.84	1.81 to 1.69
	2012	12,312	13.82 to 13.14	164,900	2.00 to 0.80	0.98	11.55 to 10.21

Lifestyle Moderate MVP Series I	2016	8,026	29.03 to 20.50	173,313	1.90 to 0.45	2.08	4.82 to 3.31
	2015	8,859	27.69 to 19.84	185,318	1.90 to 0.45	2.38	-1.36 to -2.78
	2014	10,258	28.07 to 20.41	219,648	1.90 to 0.45	2.70	4.47 to 2.96
	2013	11,896	26.87 to 19.82	246,754	1.90 to 0.45	2.88	9.72 to 8.15
	2012	13,080	24.49 to 18.33	250,095	1.90 to 0.45	2.43	10.17 to 8.57

Lifestyle Moderate MVP Series II	2016	100,351	20.34 to 17.46	1,869,034	2.05 to 0.35	1.89	4.75 to 2.99
	2015	110,160	19.75 to 16.67	2,024,903	2.05 to 0.35	2.18	-1.47 to -3.13
	2014	124,618	16.91 to 16.24	2,395,036	2.10 to 0.35	2.52	4.32 to 2.51
	2013	145,238	16.21 to 15.84	2,739,141	2.10 to 0.35	2.63	9.59 to 7.69
	2012	162,048	14.80 to 14.71	2,843,253	2.10 to 0.35	2.26	10.11 to 8.19

Lifestyle Moderate Trust PS Series I	2016	473	13.76 to 13.30	6,422	1.90 to 0.80	2.75	4.66 to 3.51
	2015	367	13.15 to 12.85	4,780	1.90 to 0.80	2.87	-0.70 to -1.79

86

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Lifestyle Moderate Trust PS Series I	2014		267	$13.24 to $13.08	$3,520	1.90 % to 0.80%	4.28%	5.06 % to 3.91%
	2013		7	12.60 to 12.59	91	1.90 to 0.80	53.88	0.81 to 0.73

Lifestyle Moderate Trust PS Series II	2016		11,299	13.87 to 13.16	165,570	2.05 to 0.35	2.16	4.91 to 3.14
	2015		11,425	13.22 to 12.76	163,275	2.05 to 0.35	2.27	-0.45 to -2.13
	2014		10,888	13.28 to 13.04	159,488	2.05 to 0.35	2.86	5.24 to 3.47
	2013		5,852	12.62 to 12.60	85,029	2.05 to 0.35	2.00	0.93 to 0.81
	2012		5,877	13.56 to 13.22	78,796	2.00 to 0.80	1.33	8.68 to 7.37

Mid Cap Index Trust Series I	2016		833	45.68 to 34.62	31,408	1.90 to 0.45	1.19	19.57 to 17.85
	2015		906	38.20 to 29.37	28,899	1.90 to 0.45	0.99	-3.03 to -4.43
	2014		970	39.40 to 30.73	32,306	1.90 to 0.45	0.95	8.85 to 7.29
	2013		1,160	36.19 to 28.65	35,850	1.90 to 0.45	1.05	32.43 to 30.52
	2012		1,288	27.33 to 21.95	30,406	1.90 to 0.45	1.37	16.95 to 15.26

Mid Cap Index Trust Series II	2016		1,726	40.59 to 38.89	58,289	2.05 to 0.45	0.99	19.38 to 17.49
	2015		1,870	34.00 to 33.10	53,499	2.05 to 0.45	0.79	-3.24 to -4.77
	2014		2,031	35.14 to 34.76	60,840	2.05 to 0.45	0.74	8.63 to 6.90
	2013		2,501	32.51 to 32.35	70,022	2.05 to 0.45	0.84	32.16 to 30.06
	2012		2,956	25.00 to 24.48	63,742	2.05 to 0.45	1.19	16.77 to 14.91

Mid Cap Stock Trust Series I	2016		4,809	33.68 to 30.58	121,359	1.90 to 0.45	0.00	0.14 to -1.30
	2015		5,402	33.64 to 30.98	137,975	1.90 to 0.45	0.00	2.53 to 1.06
	2014		6,125	32.80 to 30.66	153,599	1.90 to 0.45	0.10	7.53 to 5.98
	2013		7,278	30.51 to 28.93	171,939	1.90 to 0.45	0.04	36.20 to 34.25
	2012		8,616	22.40 to 21.55	150,467	1.90 to 0.45	0.00	21.66 to 19.90

Mid Cap Stock Trust Series II	2016		2,116	34.56 to 18.69	65,594	2.05 to 1.00	0.00	-0.59 to -1.63
	2015		2,503	35.13 to 18.80	78,719	2.05 to 1.00	0.00	1.73 to 0.66
	2014		2,735	38.22 to 34.90	85,015	2.05 to 0.45	0.00	7.34 to 5.63
	2013		3,528	35.61 to 33.04	104,324	2.05 to 0.45	0.00	35.89 to 33.74
	2012		4,244	26.20 to 24.70	93,860	2.05 to 0.45	0.00	21.46 to 19.52

Mid Value Trust Series I	2016		1,772	36.58 to 29.77	55,945	1.90 to 0.80	1.13	23.03 to 21.69
	2015		1,952	29.73 to 24.46	50,465	1.90 to 0.80	1.07	-4.20 to -5.25
	2014		2,273	29.71 to 25.82	61,677	1.90 to 0.45	0.71	10.11 to 8.52
	2013		2,708	26.98 to 23.79	67,445	1.90 to 0.45	0.99	30.80 to 28.92
	2012		3,150	20.63 to 18.45	60,563	1.90 to 0.45	0.82	18.99 to 17.27

Mid Value Trust Series II	2016		1,917	28.81 to 13.48	58,010	2.05 to 1.00	0.94	21.26 to 7.83
	2015		2,069	25.46 to 23.76	51,504	2.05 to 1.40	0.84	-4.98 to -5.60
	2014		2,516	29.38 to 25.16	65,970	2.05 to 0.45	0.51	9.90 to 8.15
	2013		3,116	26.73 to 23.27	75,226	2.05 to 0.45	0.80	30.55 to 28.48
	2012		3,713	20.48 to 18.11	69,529	2.05 to 0.45	0.62	18.75 to 16.85

Money Market Trust B Series NAV	2016	(p)	0	11.69 to 11.02	0	2.05 to 1.40	0.14	-0.42 to -0.63
	2015		888	11.73 to 11.09	10,322	2.05 to 1.40	0.00	-1.39 to -2.03
	2014		1,053	11.90 to 11.32	12,410	2.05 to 1.40	0.00	-1.39 to -2.03
	2013		1,342	12.07 to 11.55	16,055	2.05 to 1.40	0.01	-1.38 to -2.02
	2012		2,022	12.24 to 11.79	24,570	2.05 to 1.40	0.04	-1.35 to -1.99

Money Market Trust Series I	2016		3,042	15.88 to 11.06	43,632	1.90 to 0.45	0.07	-0.38 to -1.81
	2015		3,751	15.94 to 11.26	55,030	1.90 to 0.45	0.00	-0.45 to -1.88
	2014		4,544	16.01 to 11.36	67,226	2.10 to 0.45	0.00	-0.45 to -2.08
	2013		6,091	16.08 to 11.60	90,662	2.10 to 0.45	0.00	-0.44 to -2.07
	2012		8,934	16.16 to 11.85	133,630	2.10 to 0.45	0.00	-0.44 to -2.08

Money Market Trust Series II	2016		17,027	12.24 to 10.80	195,792	2.05 to 0.35	0.00	-0.35 to -2.03
	2015		20,096	12.28 to 11.02	234,593	2.05 to 0.35	0.00	-0.35 to -2.03
	2014		24,581	12.32 to 11.25	291,292	2.05 to 0.35	0.00	-0.35 to -2.03
	2013		33,503	12.37 to 11.48	403,055	2.05 to 0.35	0.00	-0.34 to -2.02
	2012		53,585	12.41 to 11.72	653,491	2.05 to 0.35	0.00	-0.34 to -2.03

Money-Market Trust Series NAV	2016	(e)	612	12.40 to 12.34	7,595	2.05 to 1.40	0.15	-0.83 to -1.26

Mutual Shares Trust Series I	2016		8,991	19.32 to 18.08	171,995	1.55 to 0.80	6.47	15.78 to 14.91
	2015		10,364	16.69 to 15.73	171,427	1.55 to 0.80	2.03	-5.44 to -6.15
	2014		11,388	17.65 to 16.76	199,494	1.55 to 0.80	3.14	6.43 to 5.64
	2013		13,263	16.58 to 15.87	218,630	1.55 to 0.80	1.36	26.37 to 21.65
	2012		15,586	13.02 to 12.55	202,024	1.55 to 0.80	1.42	13.11 to 12.26

PIMCO All Asset (e)	2016		665	21.57 to 17.61	12,494	2.05 to 0.45	2.18	12.08 to 10.30
	2015		819	19.24 to 15.97	13,886	2.05 to 0.45	2.75	-9.72 to -11.16
	2014		1,118	21.32 to 17.97	21,235	2.05 to 0.45	4.60	-0.21 to -1.80
	2013		1,472	21.36 to 18.30	28,264	2.05 to 0.45	4.07	-0.55 to -2.13
	2012		1,772	21.48 to 18.70	34,575	2.05 to 0.45	4.58	14.13 to 12.31

Real Estate Securities Trust Series I	2016		753	52.80 to 43.25	37,894	1.90 to 0.45	3.29	6.44 to 4.91
	2015		837	49.61 to 41.23	40,017	1.90 to 0.45	1.78	2.21 to 0.74
	2014		1,045	48.53 to 40.92	49,463	1.90 to 0.45	1.63	31.14 to 29.25
	2013		1,090	37.01 to 31.66	39,699	1.90 to 0.45	1.78	-0.55 to -1.98
	2012		1,243	37.21 to 32.30	46,030	1.90 to 0.45	1.67	16.73 to 15.04

Real Estate Securities Trust Series II	2016		1,160	49.25 to 38.06	43,998	2.05 to 0.45	3.06	6.21 to 4.53

87

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Real Estate Securities Trust Series II	2015		1,294	$46.37 to $36.41	$46,932	2.05 % to 0.45%	1.58%	2.00 % to 0.39%
	2014		1,575	45.46 to 36.27	57,638	2.05 to 0.45	1.40	30.93 to 28.86
	2013		1,754	34.72 to 28.15	49,641	2.05 to 0.45	1.54	-0.83 to -2.40
	2012		2,118	35.01 to 28.84	61,982	2.05 to 0.45	1.47	16.56 to 14.70

Real Return Bond Trust Series II	2016	(k)	0	17.73 to 16.30	0	2.05 to 1.40	0.00	3.32 to 3.10
	2015		1,545	17.16 to 15.81	25,988	2.05 to 1.40	5.93	-4.45 to -5.07
	2014		1,885	20.07 to 16.65	33,242	2.05 to 0.45	2.72	4.07 to 2.41
	2013		2,358	19.29 to 16.26	40,384	2.05 to 0.45	2.22	-9.83 to -11.26
	2012		3,373	21.39 to 18.32	64,818	2.05 to 0.45	1.56	8.09 to 6.37

Science & Technology Trust Series I	2016		3,224	27.60 to 19.50	79,957	1.90 to 0.45	0.00	7.90 to 6.35
	2015		3,699	25.58 to 18.33	85,966	1.90 to 0.45	0.00	6.21 to 4.68
	2014		4,178	24.08 to 17.51	92,553	1.90 to 0.45	0.00	12.39 to 10.77
	2013		4,874	21.43 to 15.81	96,526	1.90 to 0.45	0.00	42.89 to 40.83
	2012		5,715	15.00 to 11.23	78,992	1.90 to 0.45	0.00	9.95 to 8.36

Science & Technology Trust Series II	2016		1,227	34.12 to 22.75	35,527	2.05 to 1.00	0.00	7.08 to 5.96
	2015		1,410	32.20 to 21.25	38,509	2.05 to 1.00	0.00	5.43 to 4.33
	2014		1,615	31.94 to 30.87	42,084	2.05 to 0.45	0.00	12.19 to 10.41
	2013		1,841	28.47 to 27.96	43,354	2.05 to 0.45	0.00	42.62 to 40.36
	2012		2,111	19.96 to 19.92	35,388	2.05 to 0.45	0.00	9.73 to 7.98

Short Term Government Income Trust Series I	2016		2,450	13.04 to 11.84	30,066	1.90 to 0.45	1.54	0.12 to -1.32
	2015		2,697	13.03 to 12.00	33,354	1.90 to 0.45	1.70	0.19 to -1.25
	2014		3,108	13.00 to 12.15	38,733	1.90 to 0.45	1.96	0.69 to -0.76
	2013		3,808	12.91 to 12.24	47,590	1.90 to 0.45	1.82	-1.31 to -2.73
	2012		4,333	13.08 to 12.59	55,470	1.90 to 0.45	1.55	0.75 to -0.71

Short Term Government Income Trust Series II	2016		2,420	12.07 to 11.57	28,883	2.05 to 1.00	1.39	-0.55 to -1.59
	2015		2,504	12.13 to 11.75	30,243	2.05 to 1.00	1.56	-0.64 to -1.68
	2014		2,754	12.88 to 11.96	33,680	2.05 to 0.45	1.73	0.49 to -1.10
	2013		3,449	12.82 to 12.09	42,409	2.05 to 0.45	1.79	-1.51 to -3.07
	2012		4,262	13.02 to 12.47	53,831	2.05 to 0.45	1.33	0.55 to -1.05

Small Cap Growth Trust Series I	2016		36	20.03 to 18.74	712	1.55 to 0.80	0.00	1.48 to 0.72
	2015		31	19.74 to 18.61	616	1.55 to 0.80	0.00	-9.58 to -10.26
	2014		31	21.83 to 20.73	682	1.55 to 0.80	0.00	6.71 to 5.92
	2013		31	20.46 to 19.57	629	1.55 to 0.80	0.00	41.87 to 34.84
	2012		37	14.31 to 13.80	534	1.55 to 0.80	0.00	15.53 to 14.67

Small Cap Growth Trust Series II	2016		999	29.81 to 24.73	25,360	2.05 to 0.45	0.00	1.68 to 0.07
	2015		1,168	29.32 to 24.72	29,370	2.05 to 0.45	0.00	-9.46 to -10.90
	2014		1,129	32.38 to 27.74	31,258	2.05 to 0.45	0.00	6.86 to 5.16
	2013		1,580	30.31 to 26.38	41,883	2.05 to 0.45	0.00	43.15 to 40.88
	2012		1,509	21.17 to 18.73	28,227	2.05 to 0.45	0.00	15.76 to 13.92

Small Cap Index Trust Series I	2016		468	29.73 to 29.52	13,815	1.90 to 1.40	1.15	19.29 to 18.70
	2015		478	24.92 to 24.87	11,851	1.90 to 1.40	0.97	-5.90 to -6.37
	2014		556	30.45 to 26.56	14,673	1.90 to 0.45	0.90	4.12 to 2.62
	2013		638	29.24 to 25.89	16,350	1.90 to 0.45	1.45	38.00 to 36.01
	2012		698	21.19 to 19.03	13,101	1.90 to 0.45	1.90	15.58 to 13.90

Small Cap Index Trust Series II	2016		1,276	35.10 to 34.42	38,444	2.05 to 0.45	0.95	20.16 to 18.26
	2015		1,360	29.21 to 29.10	34,539	2.05 to 0.45	0.77	-5.22 to -6.73
	2014		1,645	31.20 to 30.82	44,641	2.05 to 0.45	0.68	3.94 to 2.29
	2013		2,056	30.50 to 29.65	54,105	2.05 to 0.45	1.18	37.72 to 35.54
	2012		2,691	22.51 to 21.53	51,994	2.05 to 0.45	1.74	15.30 to 13.46

Small Cap Opportunities Trust Series I	2016		1,113	41.89 to 34.36	40,503	1.90 to 0.45	0.46	18.93 to 17.22
	2015		1,308	35.22 to 29.31	40,448	1.90 to 0.45	0.07	-5.59 to -6.95
	2014		1,508	37.30 to 31.50	49,883	1.90 to 0.45	0.05	1.92 to 0.46
	2013		1,891	36.60 to 31.36	61,924	1.90 to 0.45	0.56	39.53 to 37.52
	2012		999	26.23 to 22.80	23,627	1.90 to 0.45	0.00	16.32 to 14.63

Small Cap Opportunities Trust Series II	2016		941	32.88 to 19.96	32,081	2.05 to 1.00	0.26	18.06 to 16.83
	2015		1,126	28.15 to 16.91	32,505	2.05 to 1.00	0.00	-6.28 to -7.26
	2014		1,273	36.58 to 30.35	39,455	2.05 to 0.45	0.00	1.67 to 0.06
	2013		1,608	35.98 to 30.33	49,563	2.05 to 0.45	0.45	39.30 to 37.09
	2012		1,161	25.83 to 22.13	25,564	2.05 to 0.45	0.00	16.09 to 14.24

Small Cap Value Trust Series I	2016		26	30.08 to 28.14	761	1.55 to 0.80	0.70	21.69 to 20.79
	2015		29	24.71 to 23.29	699	1.55 to 0.80	0.46	-2.14 to -2.88
	2014		30	25.26 to 23.98	743	1.55 to 0.80	0.65	6.32 to 5.53
	2013		30	23.75 to 22.73	712	1.55 to 0.80	0.51	31.27 to 25.45
	2012		34	17.96 to 17.31	605	1.55 to 0.80	0.86	14.77 to 13.91

Small Cap Value Trust Series II	2016		1,187	31.10 to 21.24	37,335	2.05 to 1.00	0.49	21.23 to 19.97
	2015		1,254	25.92 to 17.52	32,752	2.05 to 1.00	0.24	-2.55 to -3.57
	2014		1,439	31.38 to 26.88	38,878	2.05 to 0.45	0.41	6.48 to 4.79
	2013		1,703	29.47 to 25.65	44,414	2.05 to 0.45	0.39	32.41 to 30.31
	2012		1,814	22.26 to 19.69	36,243	2.05 to 0.45	0.59	14.98 to 13.15

Small Company Value Trust Series I	2016		1,134	43.61 to 39.02	48,702	1.90 to 1.40	0.77	30.48 to 29.83

88

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Small Company Value Trust Series I	2015		1,276	$33.42 to $30.06	$42,043	1.90% to 1.40%	1.30%	-6.91% to -7.38%
	2014		1,448	40.46 to 32.45	51,324	1.90 to 0.45	0.03	-0.34 to -1.78
	2013		1,745	40.59 to 33.04	62,667	1.90 to 0.45	1.60	31.02 to 29.14
	2012		2,066	30.98 to 25.59	57,164	1.90 to 0.45	0.24	15.77 to 14.10

Small Company Value Trust Series II	2016		1,433	37.32 to 20.29	49,189	2.05 to 1.00	0.58	30.73 to 29.37
	2015		1,591	28.85 to 15.52	41,844	2.05 to 1.00	0.94	-6.73 to -7.70
	2014		1,803	33.40 to 31.25	51,136	2.05 to 0.45	0.00	-0.57 to -2.15
	2013		2,184	33.59 to 31.94	63,341	2.05 to 0.45	1.55	30.82 to 28.74
	2012		2,734	25.68 to 24.81	61,840	2.05 to 0.45	0.12	15.59 to 13.74

Strategic Income Opportunities Trust Series I	2016		1,725	25.61 to 21.32	38,766	1.90 to 0.45	2.35	4.65 to 3.14
	2015		1,924	24.47 to 20.67	41,768	1.90 to 0.45	2.38	0.76 to -0.69
	2014		2,159	24.29 to 20.81	47,034	1.90 to 0.45	4.29	4.59 to 3.08
	2013		2,443	23.22 to 20.19	51,409	1.90 to 0.45	5.33	3.35 to 1.86
	2012		2,795	22.47 to 19.82	57,519	1.90 to 0.45	6.55	12.35 to 10.72

Strategic Income Opportunities Trust Series II	2016		1,846	20.67 to 13.96	39,250	2.05 to 1.00	2.14	3.94 to 2.85
	2015		2,111	20.09 to 13.43	43,541	2.05 to 1.00	2.20	0.01 to -1.04
	2014		2,351	24.08 to 20.31	48,604	2.05 to 0.45	4.00	4.37 to 2.71
	2013		2,798	23.08 to 19.77	56,410	2.05 to 0.45	5.13	3.14 to 1.50
	2012		3,198	22.37 to 19.48	63,288	2.05 to 0.45	6.38	12.10 to 10.31

Total Bond Market Trust B Series II	2016		5,640	12.56 to 12.04	69,701	2.10 to 1.00	2.39	1.17 to 0.06
	2015		5,155	12.42 to 12.05	63,180	2.05 to 1.00	2.65	-0.94 to -1.98
	2014		5,061	12.73 to 12.28	62,954	2.10 to 0.45	2.98	5.42 to 3.69
	2013		6,319	12.07 to 11.85	75,350	2.10 to 0.45	2.54	-3.21 to -4.79
	2012		11,124	12.47 to 12.44	138,532	2.10 to 0.45	4.56	-0.20 to -0.47

Total Bond Market Trust B Series NAV	2016		8,492	12.84 to 12.45	108,577	1.55 to 0.80	2.63	1.63 to 0.87
	2015		8,801	12.64 to 12.34	110,833	1.55 to 0.80	2.65	-0.50 to -1.24
	2014		9,896	12.70 to 12.49	125,389	1.55 to 0.80	3.14	5.21 to 4.43
	2013		11,117	12.07 to 11.96	134,025	1.55 to 0.80	3.46	-3.22 to -3.94
	2012		10,629	12.47 to 12.46	132,524	1.55 to 0.80	5.79	-0.24 to -0.36

Total Return Trust Series I	2015		0	28.54 to 20.46	0	1.90 to 0.45	37.58	1.90 to 1.44
	2014		5,260	28.01 to 20.17	120,418	1.90 to 0.45	3.26	4.26 to 2.76
	2013		6,065	26.87 to 19.63	134,680	1.90 to 0.45	2.88	-2.47 to -3.87
	2012		7,524	27.55 to 20.42	173,281	1.90 to 0.45	1.91	8.00 to 6.43

Total Return Trust Series II	2015		0	17.39 to 12.68	0	2.05 to 1.00	37.60	1.71 to 1.37
	2014		7,250	22.91 to 17.16	138,687	2.05 to 0.45	2.94	3.99 to 2.34
	2013		9,213	22.03 to 16.77	173,637	2.05 to 0.45	2.62	-2.67 to -4.21
	2012		12,617	22.63 to 17.50	249,311	2.05 to 0.45	1.78	7.80 to 6.08

Total Stock Market Index Trust Series I	2016		501	23.89 to 21.17	10,728	1.90 to 1.40	1.43	10.82 to 10.27
	2015		550	21.66 to 19.10	10,649	1.90 to 1.40	1.10	-2.02 to -2.51
	2014		888	22.41 to 22.22	17,375	1.90 to 0.45	1.23	10.97 to 9.37
	2013		835	20.32 to 20.20	14,853	1.90 to 0.45	1.40	32.80 to 30.89
	2012		875	15.52 to 15.21	11,817	1.90 to 0.45	1.50	14.98 to 13.32

Total Stock Market Index Trust Series II	2016		1,153	29.59 to 13.16	31,020	2.05 to 1.00	1.25	9.88 to 5.30
	2015		1,236	26.93 to 25.22	30,186	2.05 to 1.40	1.09	-2.21 to -2.85
	2014		1,407	29.08 to 27.72	35,266	2.05 to 0.45	0.98	10.80 to 9.04
	2013		1,604	26.24 to 25.42	36,728	2.05 to 0.45	1.17	32.49 to 30.39
	2012		1,905	19.81 to 19.50	33,349	2.05 to 0.45	1.29	14.70 to 12.87

U.S. Equity Trust Series I	2016	(i)	0	18.27 to 17.78	0	1.90 to 1.29	6.85	4.19 to 3.68
	2015		5,351	17.53 to 17.14	93,546	1.90 to 1.29	1.88	-0.76 to -1.37
	2014		6,093	18.07 to 17.38	107,450	1.90 to 0.45	1.40	10.53 to 8.94
	2013		7,022	16.35 to 15.96	113,145	1.90 to 0.45	1.60	27.65 to 25.82
	2012		8,094	12.81 to 12.68	103,128	1.90 to 0.45	2.06	2.46 to 1.45

U.S. Equity Trust Series II	2016	(j)	0	18.02 to 17.50	0	2.05 to 1.40	6.74	3.93 to 3.38
	2015		331	17.34 to 16.93	5,695	2.05 to 1.40	1.65	-1.07 to -1.71
	2014		404	17.98 to 17.22	7,037	2.05 to 0.45	1.24	10.27 to 8.52
	2013		490	16.30 to 15.87	7,840	2.05 to 0.45	1.40	27.50 to 25.48
	2012		576	12.79 to 12.65	7,302	2.05 to 0.45	1.77	2.29 to 1.18

Ultra Short Term Bond Trust Series I	2016		906	12.02 to 11.46	10,817	1.55 to 0.80	1.65	-0.28 to -1.02
	2015		771	12.05 to 11.57	9,255	1.55 to 0.80	1.36	-0.83 to -1.57
	2014		728	12.15 to 11.76	8,810	1.55 to 0.80	1.38	-0.82 to -1.56
	2013		806	12.25 to 11.95	9,849	1.55 to 0.80	1.69	-0.86 to -1.60
	2012		588	12.36 to 12.14	7,255	1.55 to 0.80	1.67	-0.27 to -1.02

Ultra Short Term Bond Trust Series II	2016		21,661	12.20 to 10.90	246,916	2.10 to 0.35	1.36	-0.03 to -1.76
	2015		19,420	12.20 to 11.10	223,573	2.10 to 0.35	1.26	-0.50 to -2.23
	2014		17,287	12.26 to 11.35	201,813	2.10 to 0.35	1.32	-0.65 to -2.38
	2013		15,827	12.34 to 11.63	187,845	2.10 to 0.35	1.19	-0.61 to -2.34
	2012		9,950	12.42 to 11.91	120,203	2.10 to 0.35	1.01	0.02 to -1.73

Utilities Trust Series I	2016		467	30.22 to 28.44	13,189	1.90 to 1.40	4.46	9.81 to 9.26
	2015		542	27.66 to 25.90	13,965	1.90 to 1.40	2.93	-15.95 to -16.37
	2014		650	35.09 to 33.07	19,899	1.90 to 0.45	2.93	12.08 to 10.47

89

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)
Utilities Trust Series I	2013	706	$31.31 to $29.94	$19,526	1.90% to 0.45%	1.93%	20.02% to 18.30%
	2012	820	26.09 to 25.31	19,070	1.90 to 0.45	3.54	13.14 to 11.50

Utilities Trust Series II	2016	280	43.15 to 41.32	11,508	2.05 to 1.40	4.31	9.62 to 8.91
	2015	330	39.36 to 37.94	12,387	2.05 to 1.40	2.69	-16.20 to -16.74
	2014	419	52.96 to 45.57	18,763	2.05 to 0.45	2.72	11.91 to 10.13
	2013	494	47.33 to 41.38	20,043	2.05 to 0.45	1.71	19.81 to 17.91
	2012	600	39.50 to 35.09	20,613	2.05 to 0.45	3.27	12.85 to 11.05

Value Opportunities (e)	2016	53	113.10 to 32.25	3,310	1.80 to 1.40	0.10	21.74 to 21.25
	2015	63	92.91 to 26.60	3,114	1.80 to 1.40	0.09	-8.06 to -8.43
	2014	72	101.05 to 25.81	3,764	1.90 to 1.40	0.06	3.60 to 3.09
	2013	84	97.54 to 25.03	4,387	1.90 to 1.40	0.37	40.22 to 39.52
	2012	99	69.56 to 17.94	3,631	1.90 to 1.40	0.29	11.73 to 11.17

Value Trust Series I	2016	2,079	44.34 to 30.99	71,324	1.90 to 0.45	0.74	15.24 to 13.58
	2015	2,390	38.48 to 27.29	71,758	1.90 to 0.45	0.52	-9.30 to -10.61
	2014	2,627	42.42 to 30.53	88,765	1.90 to 0.45	0.45	9.33 to 7.76
	2013	3,191	38.80 to 28.33	99,907	1.90 to 0.45	0.78	34.79 to 32.85
	2012	3,841	28.79 to 21.32	88,496	1.90 to 0.45	0.80	16.89 to 15.20

Value Trust Series II	2016	728	39.32 to 18.93	22,892	2.05 to 1.00	0.54	14.42 to 13.22
	2015	825	34.73 to 16.55	22,707	2.05 to 1.00	0.31	-10.03 to -10.97
	2014	920	39.01 to 37.60	28,391	2.05 to 0.45	0.26	9.12 to 7.39
	2013	1,099	36.33 to 34.46	31,853	2.05 to 0.45	0.62	34.50 to 32.36
	2012	1,216	27.44 to 25.62	26,654	2.05 to 0.45	0.62	16.65 to 14.79

90

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

7.	Unit Values — (continued):

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, ST A, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)

These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Reflects the period from commencement of operations on April 29, 2016 through December 31, 2016.

(f)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series I.

(g)	Renamed on May 2, 2016. Previously known as Equity-Income Trust Series II.

(h)	Sub-account available in prior year but no activity.

(i)

Terminated as an investment option and funds transferred to 500 Index Fund B Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(j)

Terminated as an investment option and funds transferred to 500 Index Fund B Series II on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(k)

Terminated as an investment option and funds transferred to Bond Trust Series II on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(l)

Terminated as an investment option and funds transferred to International Value Trust Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(m)

Terminated as an investment option and funds transferred to International Value Trust Series II on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(n)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series I on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(o)

Terminated as an investment option and funds transferred to Lifestyle Growth Trust PS Series II on October 21, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

(p)

Terminated as an investment option and funds transferred to Money-Market Trust Series NAV on April 29, 2016. The information above represents operations and change in owner’s contract holder equities from beginning of the year through termination date.

91

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2016

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

92

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME
October 1, 1997	NASL Variable Account	The Manufacturers Life Insurance Company of North America Separate Account A

October 1, 1997	North American Security Life Insurance Company	The Manufacturers Life Insurance Company of North America

November 1, 1997	NAWL Holding Co., Inc.	Manulife-Wood Logan Holding Co., Inc.

September 24, 1999	Wood Logan Associates, Inc.	Manulife Wood Logan, Inc

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.) Separate Account A	John Hancock Life Insurance Company (U.S.A.) Separate Account A

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (U.S.A.)

January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC

January 1, 2005	Manufacturers Securities Services LLC	John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America (“Manulife North America”) merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America’s assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

* * * * *

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

	(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H. [FILED HEREWITH]

	(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]

(b)	Exhibits

(1)

(i)     Resolution of the Board of Directors of Manufacturers Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H—Incorporated by reference to Exhibit (1)(i) to pre-effective amendment no. 1 to this registration statement, file number 333-70728, filed January 2, 2002 (the “Pre-Effective Amendment”).

	(2)	Agreements for custody of securities and similar investments -NOT APPLICABLE.

	(3)	(i) Underwriting Agreement dated August 10, 1995—Incorporated by reference to Exhibit (b) (3) (i) to Form N-4, file number 033-76162, filed February 25, 1998.

(ii)    Distribution and Servicing Agreement dated February 17, 2009, incorporated by reference to Exhibit 24(b) (3) (ii) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.

	(iii)	General Agent and Broker Dealer Selling Agreement, incorporated by reference to Exhibit 24. (b) (3) (iii) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.

(4)	(i)	(A)	Form of Specimen Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating (v20/21)—Incorporated by reference to Exhibit (b) (4) (i) (A) to post-effective amendment no. 4 to registration statement on Form N-4 (file no. 33-76162) filed April 7, 1997.

		(B)	Form of Specimen Income Plus for Life Rider, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

		(C)	Form of Specimen Income Plus for Life—Joint Life Rider, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

		(D)	Form of Specimen Principal Plus for Life Rider, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

		(E)	Form of Specimen Principal Plus for Life Plus Annual Automatic Step-up Rider, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

		(F)	Form of Specimen Principal Returns Rider, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

		(G)	Form of Specimen Annual Step Death Benefit Rider, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

	(ii)	(B)	Form of Specimen Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating (v7)—Incorporated by reference to Exhibit (b) (4) (i) (B) to post-effective amendment no. 4 to registration statement on Form N-4 (file no. 33-76162) filed April 7, 1997.

(1)    Form of Specimen Death Benefit Endorsement to Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating (v7)—Previously filed as Exhibit (b) (4) (ii) (B) (1) to post-effective amendment no. 4 to Form N-4 (file no. 33-76162) filed February 25, 1998.

(2)    Form of Specimen Endorsements to Contract (v7): (i) Individual Retirement Annuity Endorsement; (ii) Retirement Equity Act Endorsement; (iii) Tax-sheltered Annuity Endorsement; (iv) Qualified Plan Endorsement Section 401 Plans—Previously filed as Exhibit (b) (4) (ii) (B) (2) to post-effective amendment no. 4 to
Form N-4 (file no. 33-76162) filed February 25, 1998.

		(C)	Form of Specimen Death Benefit Endorsement to Venture 3 Contract, Non-Participating—Previously filed as Exhibit (b) (4) (ii) (C) to post-effective amendment no. 4 to Form N-4 (file no. 33-76162) filed February 25, 1998.

		(D)	Form of Fixed Account Endorsement (v20/21)—Previously filed as Exhibit (b) (4) (ii) (E) to post-effective amendment no. 6 to Form N-4 (file no. 33-76162) filed March 1, 1999.

		(E)	Form of Roth Individual Retirement Annuity Endorsement—Previously filed as Exhibit (b) (4) (ii) (F) to post-effective amendment no. 6 to Form N-4 (file no. 33-76162) filed March 1, 1999.

	(iii)	Form of Guaranteed Income Rider (v20/21)—Previously filed as Exhibit (b) (4) (iii) to post-effective amendment no. 4 to Form N-4 (file no. 33-76162) filed February 25, 1998.

	(iv)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR001NQ.08), incorporated by reference to Exhibit (b) (4) (iv) to Post-Effective Amendment No. 27 to this Registration Statement, File No. 333-70728, filed June 13, 2008.

	(v)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR001Q.08), incorporated by reference to Exhibit (b) (4) (v) to Post-Effective Amendment No. 27 to this Registration Statement, File No. 333-70728, filed June 13, 2008

	(vi)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR002NQ.08), incorporated by reference to Exhibit (b) (4) (vi) to Post-Effective Amendment No. 27 to this Registration Statement, File No. 333-70728, filed June 13, 2008.

	(vii)	Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR002Q.08), incorporated by reference to Exhibit (b) (4) (vii) to Post-Effective Amendment No. 27 to this Registration Statement, File No. 333-70728, filed June 13, 2008.

	(viii)	Form of Specimen Income Plus for Life 5.09 single-life Rider (BR004Q.07), incorporated by reference to Exhibit 24(b) (4) (viii) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.

	(ix)	Form of Specimen Income Plus for Life 5.09 single-life Rider (BR004NQ.07) ), incorporated by reference to Exhibit 24(b) (4) (ix) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.

	(x)	Form of Specimen Income Plus for Life joint-life 5.09 Rider (BR005Q.07) ), incorporated by reference to Exhibit 24(b) (4) (x) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.

	(xi)	Form of Specimen Income Plus for Life joint-life 5.09 Rider (BR005NQ.07) ), incorporated by reference to Exhibit 24(b) (4) (xi) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.

(5)	(i)	Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating—Incorporated by reference to Exhibit (b) (5) (i) to post effective amendment 5 to file number 333-24657, filed February 28, 2000.

	(ii)	Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract (VENTURE.APP.009.98)—Incorporated by reference to Exhibit (b) (5) (i) to post-effective amendment no. 3 to this registration statement, filed March 1, 1999.

	(iii)	Form of Specimen Flexible Payment Deferred Variable Annuity Application for Venture (APPVEN0507), incorporated by reference to Exhibit (b) (5) (iii) to Post-Effective Amendment No. 27 to this Registration Statement, File No. 333-70728, filed June 13, 2008.

(6)	(i)	Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.)—Incorporated by reference to Exhibit A(6) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

	(ii)	Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984—Incorporated by reference to Exhibit (3) (i) (a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.

	(iii)	Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005—Incorporated by reference to Exhibit (b) (6) (iii) to post-effective amendment no. 20 to this registration statement, filed May 1, 2007.

	(iv)	By-laws of The Manufacturers Life Insurance Company (U.S.A.)—Incorporated by reference to Exhibit A(6) (b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

	(v)	Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005—Incorporated by reference to Exhibit (b) (6) (v) to Post-Effective Amendment No. 20 to this registration statement, filed May 1, 2007.

	(vi)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit 24 (b) (6) (vi) to Post-Effective Amendment No. 35 to this Registration Statement, File No. 333-70728, filed November 8, 2010.

	(vii)	Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by referenced to Exhibit 24 (b) (6) (vii) to Post-Effective Amendment No. 35 to this Registration Statement File No. 333-70728, filed November 8, 2010.

	(viii)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to Exhibit 24(b)(6)(viii) to Post-Effective Amendment No. 6 to Registration Statement File No. 333-162245, filed January 18, 2013.

(7)	(a)	(i)	Guaranteed Death Benefit Reinsurance Agreement for Ven 3 contracts between John Hancock Life Insurance Company (U.S.A.) (formerly North American Security Life Insurance Company) and Connecticut General Life Insurance Company (“CIGNA”), effective July 1, 1995, incorporated by reference to Exhibit 24.(b)(7)(a)(i) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

	(a)	(ii)	Guaranteed Death Benefit Reinsurance Agreement for Ven 7 contracts between John Hancock Life Insurance Company (U.S.A.) (formerly North American Security Life Insurance Company) and CIGNA, effective July 1, 1995, incorporated by reference to Exhibit 24.(b)(7)(a)(ii) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.[Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

	(a)	(iii)	Guaranteed Death Benefit Reinsurance Agreement for old Ven 20 series contracts between John Hancock Life Insurance Company (U.S.A.) (formerly North American Security Life Insurance Company) and CIGNA, effective July 1, 1995, incorporated by reference to Exhibit 24.(b)(7)(a)(iii) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.[Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

	(a)	(iv)	Variable Annuity Reinsurance Agreement for Ven 20 series contracts between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and CIGNA, effective July 1, 1998, incorporated by reference to Exhibit 24.(b)(7)(a)(iv) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.[Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

	(b)	(i)	Automatic Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly North American Security Life Insurance Company) and Swiss Re Life Company America, effective August 1, 1995, incorporated by reference to Exhibit 24.(b)(7)(b)(i) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

	(b)	(ii)	Automatic Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and Swiss Re Life Company America, effective July 1, 1998, incorporated by reference to Exhibit 24.(b)(7)(b)(ii) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.[Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

	(c)	(i)	Automatic Reinsurance Agreement No. 2001-47 between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and AXA Corporate Solutions Life Reinsurance Company, incorporated by reference to Exhibit 24.(b)(7)(c)(i) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.[Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

	(c)	(ii)	Automatic Reinsurance Agreement No. 2001-48 between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and AXA

Corporate Solutions Life Reinsurance Company, incorporated by reference to Exhibit 24.(b)(7)(c)(ii) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.[Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

	(d)	(i)	Variable Annuity GEM Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company (U.S.A.)) and ACE Tempest Life Reinsurance Ltd., incorporated by reference to Exhibit 24.(b)(7)(d)(i) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

	(d)	(ii)	Variable Annuity GMDB Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company (U.S.A.)) and ACE Tempest Life Reinsurance Ltd., incorporated by reference to Exhibit 7(d)(ii) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

	(d)	(iii)	Variable Annuity GMIB Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company (U.S.A.)) and ACE Tempest Life Reinsurance Ltd., incorporated by reference to Exhibit 24.(b)(7)(d)(iii) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

	(e)		Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly North American Security Life Insurance Company) and Merrill Lynch Life Insurance Company, effective January 1, 1997, incorporated by reference to Exhibit 24.(b)(7)(e) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

	(f)		Amended and Restated Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Manulife Reinsurance (Bermuda) Limited, effective October 1, 2008, incorporated by reference to Exhibit 24.(b)(7)(f) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

	(g)		Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly North American Security Life Insurance Company) and Paine Webber Life Insurance Company, effective December 31, 1994, incorporated by reference to Exhibit 24.(b)(7)(g) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

(8)	Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

	(i)	(A)	CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

		(B)	Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 28, 2014.]

	(ii)	(A)	Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to Exhibit 24.(b)(8)(ii)(A) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.

	(iii)	(A)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

		(B)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

		(C)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

		(D)	Shareholder Information Agreement dated October 16, 2007 between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and DWS Scudder Distributors, Inc. on behalf of series of the DWS Investments VIT Funds, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

		(E)	Participation Agreement dated April 30, 2004 among The Manufacturers Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC, incorporated by reference to Exhibit (26)(H)(1) to Pre-Effective Amendment No. 2 to Registration Statement, File No. 333-152406, filed November 21, 2008.

		(F)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.) and/or John Hancock Life Insurance Company of New York and Allianz Global Investors Distributors LLC on behalf of PIMCO Funds and Fixed Income Shares dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

		(G)	Shareholder Information Agreement dated April 16, 2007 by and between BlackRock Distributors, Inc, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

(9)	Opinion of Counsel and consent to its use as to the legality of the securities being registered—Incorporated by reference to Exhibit 24(b)(9) to the Pre-Effective Amendment.

(10)	Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]

(11)	All financial statements omitted from Item 23, Financial Statements—NOT APPLICABLE.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners—NOT APPLICABLE.

(13)	Schedules of computation—Incorporated by reference to Exhibit (b)(13) to post-effective amendment no. 2 to Form N-4, file number 33-76162, filed March 1, 1996.

(14)	Financial Data Schedule—NOT APPLICABLE.

(15)	(i)	Powers of Attorney for Thomas Borshoff, James R. Boyle, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G. Vrysen—incorporated by reference to Exhibit 24(b)(15) to Post-Effective Amendment 33 to this Registration Statement, File No. 333-70728, filed on May 3, 2010.

	(ii)	Power of Attorney for Steven Finch, incorporated by reference to Exhibit 24(b)(15)(ii) to Post-Effective Amendment No. 34 to this Registration Statement, File No. 333-70728, filed August 2, 2010.

	(iii)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(15)(iii) to Post-Effective Amendment No. 36 to this Registration Statement, File No. 333-70728, filed on May 2, 2011.

	(iv)	Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(b)(15)(iv) to Post-Effective Amendment No. 38 to this Registration Statement, File No. 333-70728, filed on April 30, 2012.

	(v)	Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(b)(15)(v) to Post-Effective Amendment No. 40 to this Registration Statement, File No. 333-70728, filed on April 26, 2013.

	(vi)	Power of Attorney for Michael Doughty, incorporated by reference to Exhibit 24(b)(15)(vi) to Post-Effective Amendment No. 40 to this Registration Statement, File No. 333-70728, filed on April 28, 2014.

	(vii)	Power of Attorney for Linda A. Davis Watters. [FILED HEREWITH]

Item 25. Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF FEBRUARY 7, 2017

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Craig Bromley*	Chairman, President, and Chief Executive Officer
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Michael Doughty***	Director and Executive Vice President
Ruth Ann Fleming*	Director
James D. Gallagher*	Director, Executive Vice President, General Counsel, and Chief Administrative Officer
Scott S. Hartz***	Director, Executive Vice President, and Chief Investment Officer – U.S. Investments
Rex Schlaybaugh, Jr.*	Director
John G. Vrysen*	Director
Linda A. Davis Watters*	Director and Vice President
Andrew G. Arnott*	Executive Vice President
Peter Gordon*	Executive Vice President
Timothy W. Ramza*	Executive Vice President
Halina K. von dem Hagen**	Executive Vice President and Treasurer
John C.S. Anderson***	Senior Vice President
Kevin J. Cloherty*	Senior Vice President
Steven F. Dorval*	Senior Vice President
Barbara Goose*	Senior Vice President and Chief Marketing Officer
Gregory Mack*	Senior Vice President
William McPadden***	Senior Vice President
James O’Brien†	Senior Vice President
Sebastian Pariath*	Senior Vice President, Head of Operations, and Chief Information Officer
Alan R. Seghezzi***	Senior Vice President
Martin Sheerin*	Senior Vice President and Chief Financial Officer
Anthony Teta*	Senior Vice President
Brooks Tingle***	Senior Vice President
Leo Zerilli*	Senior Vice President
Emanuel Alves*	Vice President, Counsel, and Corporate Secretary
Roy V. Anderson*	Vice President
Abigail M. Armstrong*	Vice President
Kevin Askew*	Vice President
William Ball†	Vice President
William D. Bertrand***	Vice President
Ann Birle†	Vice President
Stephen J. Blewitt***	Vice President
Alan Block*	Vice President
Robert Boyda*	Vice President
Grant Buchanan**	Vice President
Daniel C. Budde***	Vice President
Rick A. Carlson*	Vice President
Bob Carroll*	Vice President
Brian Collins*	Vice President
Paul M. Crowley***	Vice President
John J. Danello*	Vice President
Brent Dennis***	Vice President
Robert Donahue†	Vice President
Melvyn D’Souza**	Vice President, Treasury
Paul Gallagher*	Vice President
Ann Gencarella***	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF FEBRUARY 7, 2017

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Richard Harris**	Vice President and Appointed Actuary
Ellie Harrison*	Vice President, US Human Resources
John Hatch*	Vice President
Kevin Hill***	Vice President
Eugene Xavier Hodge, Jr.***	Vice President
James C. Hoodlet***	Vice President
Mitchell Karman*	Vice President, Chief Compliance Officer, and Counsel
Frank Knox*	Vice President, Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko**	Vice President, Treasury
David Kroach*	Vice President
Scott Lively*	Vice President
Cheryl Mallett**	Vice President
Nathaniel I. Margolis***	Vice President
John B. Maynard*	Vice President
Karen McCafferty*	Vice President
Scott A. McFetridge***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer - Investments
Scott Morin*	Vice President
Jeffrey H. Nataupsky*	Vice President
Scott Navin***	Vice President
Jacques Ouimet†	Vice President
Jeffrey Packard***	Vice President
Gary M. Pelletier***	Vice President
E. David Pemstein***	Vice President
Charlie Philbrook*	Vice President and Chief Risk Officer
David Plumb*	Vice President
Tracey Polsgrove*	Vice President
Jill Rebman**	Vice President
George Revoir*	Vice President
Keri Rogers†	Vice President
Andrew Ross**	Vice President
Lisa Ann Ryan†	Vice President
Thomas Samoluk*	Vice President
Gordon Shone*	Vice President
Susan Simi***	Vice President
Rob Stanley*	Vice President
Tony Todisco*	Vice President
Simonetta Vendittelli*	Vice President and Controller
Peter de Vries**	Vice President
R. Blake Witherington***	Vice President
Henry Wong***	Vice President

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon Street, Boston, MA 02117
****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801
†	Principal business office is 200 Berkeley Street, Boston, MA 02116
††	Principal business office is 380 Stuart Street, Boston, MA 02116
†††	Principal business office is 200 Clarendon Street, Boston, MA 02116
††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5
#	Principal business office is 101 Huntington Avenue, Boston, MA 02199

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2016 appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2016

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Asset Management Holdings (Canada) Inc. (Canada)
Manulife Asset Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)(3)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership(4) (Alberta)
Manulife Property Limited Partnership II (Ontario)(5)
95%
PT Asuransi Jiwa Manulife Indonesia(1) (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
72%
Manulife Asset Management (Thailand) Company Limited (Thailand)
28%
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
60%
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Asset Management Services Berhad (Malaysia)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
40%
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Asset Management (US) LLC (Delaware)
John Hancock Advisers, LLC(2) (Delaware)
John Hancock Funds, LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Insurance Company of Vermont (Vermont)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

MANULIFE FINANCIAL CORPORATION PRINCIPAL SUBSIDIARIES - December 31, 2016 Manulife Financial Corporation (Canada) For External Use The Manufacturers John Hancock Life Insurance Reassurance Company Company Ltd. (Canada) (Bermuda) Manulife Asset Manulife Bank of PT Asuransi Management Manulife Holdings Manulife Holdings Canada Jiwa Manulife (North America) (1) (Bermuda) Limited (Alberta) Limited (Canada) Indonesia Limited 95% (Bermuda) (Alberta) (Indonesia) (Canada) Manulife Asset PT Manulife John Hancock First North American Manulife Financial Manufacturers Management Aset Manajemen Financial Insurance Company Asia Limited P&C Limited (Europe) Limited Indonesia Corporation (Canada) (Hong Kong) (Barbados) (England) (Indonesia) (Delaware) Manulife Asset Manulife Manulife Manulife Insurance Manufacturers Life The Manufacturers Management Berkshire Insurance International Life Insurance (Thailand) Public Reinsurance Limited Investment Holdings (Canada) Services Inc. Holdings Limited Company Company Limited (Barbados) Corporation Inc. (Ontario) (Thailand) 98% (Bermuda) (Japan) (Michigan) (Canada) 72% Manulife Asset Manulife Asset Manulife Manulife Asset JH Investments John Hancock Life John Hancock Management Management (Singapore) Management 28% Insurance Company John Hancock Manulife (Delaware) LLC (Thailand) Company (Japan) Limited Insurance Agency, Limited Pte. Ltd. Subsidiaries LLC Reinsurance Limited (Delaware) Limited (Japan) (U.S.A.) Inc. (Canada) (Singapore) (Delaware) (Bermuda) (Thailand) (Michigan) (Delaware) Manulife Asset Manulife Securities The Manufacturers John Hancock Management John Hancock John Hancock Manulife EIS Services Investment Services Life Insurance Co. (Singapore) Pte. Life & Health Insurance Company Reinsurance (Bermuda) Limited Inc. Financial Network, (Phils.), Inc. Ltd. Insurance Company of Vermont (Bermuda) Limited (Bermuda) (Canada) Inc. (Philippines) (Singapore) (Massachusetts) (Vermont) (Bermuda) (Massachusetts) 60% Manulife Asset Manulife Securities Manulife Chinabank Manulife Hancock Natural Management Manulife John Hancock Regional Power Inc. Incorporated Life Assurance (International) Resource Group, International (Vietnam) Limited Distributors LLC (Canada) (Ontario) Corporation Limited Inc. Holdings Limited (Vietnam) (Delaware) (Philippines) (Bermuda) (Delaware) (Barbados) 51% Manulife-Sinochem Manulife Asset NAL Resources Manulife Asset John Hancock Life Manulife Asset Manulife Assurance Life Insurance Management Management Management Insurance Company Management (US) Company of Canada Co. Ltd. (Vietnam) Company Limited (Hong Kong) Limited of New York LLC (Canada) (China) Limited (Canada) (Hong Kong) (New York) (Delaware) (Vietnam) 40% Manulife Western John Hancock Manulife Resources Manulife Asset Holdings Limited Manulife Holdings Manulife Investment John Hancock Limited Management (2) Partnership (5) Berhad* (Cambodia) PLC Management Advisers, LLC (Canada) 59.5% (Taiwan) Co., Ltd. 99.9% (Alberta) (Malaysia) (Cambodia) 60% Services, LLC (Delaware) (Taiwan) (Delaware) Manulife Property Manulife Asset Manulife Property Manulife Insurance John Hancock Limited Partnership Management Indirect Control Limited Partnership Berhad Funds, LLC (3) II Services Berhad Direct Control (Ontario) (4) (Malaysia) (Delaware) (Ontario) (Malaysia) (1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company (2) The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by The Manufacturers Investment Corporation (3) 99% limited partnership interest is held by The Manufacturers Life Insurance Company (4) 99% limited partnership interest is held by The Manufacturers Life Insurance Company (5) 99% limited partnership interest is held by Manulife Property Limited Partnership This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 27.	Number of Contract Owners.

As of March 31, 2017 there were 88,561 qualified contracts and 63,311 non-qualified contracts of the series offered hereby outstanding.

Item 28.	Indemnification.

Article XIV of the Restated Articles of Redomestication of the Company provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i)	a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;

ii)	acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii)	a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv)	a transaction from which the director derived an improper personal benefit; or

v)	an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters.

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter

John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Michael Doughty***, James C. Hoodlet***, George Revoir*, Alan Seghezzi***, Martin Sheerin*, and Christopher Walker**) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon St, Boston, MA 02116

(c)	None.

Item 30.	Location of Accounts and Records.

All books and records are maintained at 601 Congress Street, Boston, MA 02210.

Item 31.	Management Services.

None.

Item 32.	Undertakings.

(a)	Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1)	The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)	The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 28th day of April, 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H (Registrant)

By:	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)

By:	/s/ Craig Bromley
Craig Bromley
Chairman and President

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ Craig Bromley
Craig Bromley
Chairman and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 28th day of April, 2017.

Signature	Title

/s/ Craig Bromley Craig Bromley	Chairman and President (Principal Executive Officer)

/s/ Martin Sheerin Martin Sheerin	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller (Principal Accounting Officer)

* Thomas Borshoff	Director

* Paul M. Connolly	Director

* Michael Doughty	Director

* Ruth Ann Fleming	Director

* James D. Gallagher	Director

* Scott S. Hartz	Director

* Rex Schlaybaugh, Jr.	Director

* John G. Vrysen	Director

* Linda A. Davis Watters	Director

*/s/ Thomas J. Loftus Thomas J. Loftus Pursuant to Power of Attorney	Senior Counsel - Annuities

EXHIBIT INDEX

ITEM NO.	DESCRIPTION

24(b) (10)	Consent of independent registered public accounting firm

24(b) (15)(vii)	Power of Attorney for Linda A. Davis Watters